SEMI
ANNUAL REPORT

FRANKLIN TAX-FREE TRUST

   Franklin Arizona Insured Tax-Free Income Fund
   Franklin Florida Insured Tax-Free Income Fund
   Franklin Insured Tax-Free Income Fund
   Franklin Massachusetts Insured Tax-Free Income Fund
   Franklin Michigan Insured Tax-Free Income Fund
   Franklin Minnesota Insured Tax-Free Income Fund
   Franklin Ohio Insured Tax-Free Income Fund


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


Charles B. Johnson (right), chairman
of Franklin Tax-Free Trust and
Thomas J. Kenny (left), director of
Franklin's Municipal Bond Department.

CONTENTS

Shareholder Letter                 1
Special Feature:
Franklin's Municipal
Bond Department                    4
Fund Reports
 Franklin Arizona Insured
Tax-Free Income Fund               6
 Franklin Florida Insured
Tax-Free Income Fund              10
 Franklin Insured
Tax-Free Income Fund              14
 Franklin Massachusetts Insured
Tax-Free Income Fund              20
 Franklin Michigan Insured
 Tax-Free Income Fund             27
 Franklin Minnesota Insured
Tax-Free Income Fund              34
 Franklin Ohio Insured
Tax-Free Income Fund              41
Municipal Bond Ratings            48
Financial Highlights &
Statement of Investments          50
Financial Statements              97
Notes to Financial Statements    104


SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Free Trust's semiannual report for the period ended August 31, 1998.

Economic Overview

In our annual report for the period ended February 28, 1998, we mentioned the likelihood of a U.S. economic slowdown brought on, for the most part, by the Asian financial crisis. Four months later, this came to pass. U.S. economic growth measured by gross domestic product (GDP) slowed, from an extremely strong 5.5% annual rate in the first three months of the year, to a more moderate 1.6% annual rate in the April-June period, reflecting weak Asian demand for goods and a business inventory buildup. A higher U.S. trade deficit resulted, as Asian countries tried exporting their way out of their economic turmoil, capitalizing on weakened currencies to boost their exports abroad. For the first six months of this year, America's trade deficit was running at an annual rate of $158 billion, far surpassing last year's imbalance of $110 billion. The largest annual deficit on record, $152 billion, was set in 1987. Clearly, the American consumer continues to drive our economy through relatively strong purchases of retail goods, durable goods, and new and existing homes. Looking forward, the consumer may well dictate the direction of the U.S. economy.

As of the end of the reporting period, Federal Reserve Board (Fed) policy-makers opted to leave short-term interest rates unchanged. In its mid-August meeting, the Fed's monetary policy panel, the Federal Open Market Committee, held the benchmark rate on overnight interbank loans unchanged at 5.5%. This rate has been frozen at 5.5% since March 1997, when policy-makers raised it a quarter percentage point.Competing considerations kept long-term interest rates in a relatively narrow trading range. Although labor shortages and gradually accelerating wages normally might call for an interest-rate increase to curb excessive domestic growth, inflation actually remained subdued. Domestic manufacturers, faced with a potential flood of cheaper Asian imports, were reluctant to raise prices. For the first seven months of the year, inflation ran at a 1.5% annual rate, according to the U.S. Labor Department.

"As of the end of the  reporting  period,  the  yields  on  30-year,  AAA-rated, insured  municipal  bonds  stood  at more  than 91% of the  yield  on a  30-year
Treasury bond ... ."

During the reporting period, the yield on the benchmark 30-year U.S. Treasury bond continued its downward trend and actually hit record lows. The 30-year Treasury began the reporting period yielding 5.92% on February 28, 1998, and ended the period yielding 5.30% on August 31, 1998. Falling yields reflected the 30-year Treasury bond's popularity, or "flight to quality," among investors fleeing deteriorating foreign stock markets. Bond price and yield move in an inverse relationship, so the rising price of the 30-year Treasury led to a corresponding yield decline.

Issuers of municipal bonds took advantage of lower interest rates during the six-month period by refinancing outstanding higher interest-rate debt. Additionally, many municipalities were in excellent fiscal shape due to the strong economy. In fact, credit rating upgrades exceeded downgrades by a four-to-one ratio. As a consequence, borrowing for new projects increased, such that the supply of new municipal bond issues in 1998 could approach record levels. Demand did not keep pace with the increased supply, causing municipal bonds to underperform compared with their taxable counterparts. As of the end of the reporting period, the yields on 30-year, AAA-rated, insured municipal bonds stood at more than 91% of the yield on a 30-year Treasury bond, which in our opinion, creates a very attractive investment opportunity in the municipal bond market. For those investors in the 39.6% tax bracket, the taxable equivalent yield on a municipal bond was 8.23% versus 5.30% for the Treasury bond.*


*Source: Bloomberg, August 31, 1998.


Our investment philosophy remains disciplined and focused, as we strive to offer our shareholders high, current tax-free income and preservation of principal. The outlook for the municipal bond market should remain positive, given the slowing U.S. economy, positive inflation environment, U.S. budget surplus, strong U.S. dollar and the economic and market uncertainty facing many of the world's regions.

Municipal bonds continue to be an attractive investment for those investors seeking tax-free income as well as an opportunity to diversify risk in their portfolio. We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,



Charles B. Johnson
Chairman
Franklin Tax-Free Trust




Thomas J. Kenny
Director
Franklin Municipal Bond Department


Franklin's Municipal Bond Department

The Municipal Bond Department Today

Franklin is currently the nation's largest tax-free fund manager. With a team of 11 portfolio managers and 22 research analysts, we manage more than $50 billion of municipal assets in 43 funds for over 886,000 tax-free fund shareholder accounts.

Our Investment Philosophy

The investment objective of Franklin's tax-free funds is to provide a high level of current, tax-free income while preserving shareholders' capital. Following a disciplined investment approach, we conduct a stringent credit analysis to search for what we believe to be undervalued situations, and generally purchase current coupon bonds at prices we consider favorable. We also acknowledge that investors in general are risk-averse; therefore, we do not invest in exotic derivatives, nor leverage or hedge our portfolios, which would increase the funds' volatility.

Furthermore, Franklin positions its funds with a long-term investment horizon. We purchase a major portion of our municipal bonds in the new-issue market and incorporate a buy-and-hold strategy, attempting to reduce portfolio turnover and thus, avoid capital gain distributions. We expect our funds to distribute a relatively high level of tax-free income, and attempt to maximize risk-adjusted total return performance.

Research and Analysis

Franklin has one of the industry's largest research departments. Along with the portfolio managers, the research department's main mission is to identify the best municipal buying opportunities.

Our analysts are recognized experts in their individual fields, who focus on specific sectors, and not on regions. With the use of proprietary databases, our analysts can provide fast and reliable analysis to portfolio managers about any bond issue being considered. Each year analysts visit a number of sites to get a perspective of our financed projects. They meet with management teams and municipal officials to discuss newly found potential opportunities and problems.

In this industry, our municipal bond team often takes on the role of investment bankers. Many of our competitors routinely turn away from issues they believe unattractive; at Franklin, we pride ourselves in proposing changes to these issues, and work to make them acceptable to our criteria. These situations usually provide us with excellent investment return.

The ability and willingness to work with investment bankers and our reputation for talented analysts also make us a preferred client to receive the "first call" on issues many brokerage houses underwrite. Lastly, our research analysts have made significant efforts to improve municipal markets. With their involvement and leadership, they have been working with attorney and issuer groups and industry regulators to strengthen the municipal bond industry.


GRAPHIC PICTURE OMITTED

Franklin Municipal Bond Team


FRANKLIN ARIZONA INSURED
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Objective: Franklin Arizona Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of insured Arizona municipal bonds.1
--------------------------------------------------------------------------------

STATE UPDATE

GRAPHIC PICTURE OMITTED

Arizona's economy showed continued strength during the reporting period. In the first quarter of 1998, wage and salary employment increased 4.8% compared with the first quarter 1997. That translated into the creation of 94,000 new jobs. Surveys conducted by the Conference Board Help Wanted Index and Manpower Inc. showed that the demand for labor remained strong. Arizona's unemployment was 4.1% in May 1998, the lowest level since 1970 and among the nation's lowest.2 Personal income grew by 7.7% in 1997. As a result of the strong job market and increased real wages, consumer confidence rose to an all-time high in April.3

As a state where population growth historically has fueled the economy, Arizona's population was estimated at 4.66 million in the first quarter of 1998, a 21% increase since 1990. With a population of 1.2 million, Phoenix is the nation's sixth-largest city. Population growth stimulated the construction, manufacturing, service and trade sectors.3

PORTFOLIO NOTES

Over the reporting period, insured bonds offered excellent value, in our opinion. Two factors contributed to this value -- the narrowing yield spread between insured and lower-rated bonds, and the continued low cost of municipal bond insurance. The yield spread between insured bonds and BBB-rated bonds averaged approximately 30 basis points, or 0.3%, but historically has been approximately 50 basis points or higher.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

2. Source: Eller Graduate School of Management, the University of Arizona, Arizona's Economy, July 1998.

3. Source: Arizona Department of Commerce, The Gold Sheet, Arizona Economic Development Update, July/August 1998.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 51 of this report.


This compression in yields resulted from investors' increasing demand for BBB bonds, as they sought to earn higher yields in a low interest-rate environment. However, as the price of lower-rated bonds rises, their yields decline. Meanwhile, heightened competition among the four major AAA-rated municipal bond insurers (MBIA, AMBAC, FGIC and FSA) brought a decline in premiums the insurers charge. As a result, municipal bond insurance became comparatively inexpensive for municipal issuers, prompting them increasingly to offer insured bonds. Investors in insured municipal bonds benefited from favorable yield spreads compared with lower-rated bonds, and from the added credit protection offered by low-cost municipal bond insurance.

Arizona's economy thrived during the first half of the fund's fiscal year, continuing to experience sustainable growth with little inflation. New-issue supply of municipal bonds for the first six months of 1998 increased by a substantial 43% versus the same time last year. This increased supply resulted from new infrastructure and capital improvement demand, coupled with low borrowing costs. In addition, low interest rates allowed Arizona municipalities to refinance outstanding debt by issuing new bonds.

The hefty surge in new Arizona municipal bond supply during the first six months of 1998 allowed the fund opportunities to purchase new issues and maintain portfolio diversification. New additions to the portfolio include Mesa general obligation bonds, Pima County Unified School District No. 6 - Marana revenue bonds, and Maricopa County Industrial Development Authority Multifamily Housing revenue bonds for the Stanford Court and Villas De Merced Apartments. The fund also purchased Phoenix Industrial Development Authority Single Family Housing revenue bonds. The Phoenix Industrial Development Authority helps people buy housing within the Phoenix city limits. The program issues bonds at favorable, tax-exempt rates and lends the proceeds to qualified, first-time home buyers via conventional banks and mortgage companies.

Franklin Arizona Insured Tax-Free Income Fund maintains its primary focus of providing shareholders with long-term, tax-free income. To do this, we actively manage the fund's call exposure by attempting to sell prerefunded bonds and buy securities with longer call protection. At the same time, we closely monitor the existing credits in the portfolio, along with Arizona's economy and new-issue supply. We believe strong population growth should help maintain the demand for infrastructure, positively impacting future supply.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FRANKLIN ARIZONA INSURED
TAX-FREE INCOME FUND
Portfolio Breakdown
8/31/98

                              % OF TOTAL
                              LONG-TERM
SECTOR                        INVESTMENTS
--------------------------------------------
Education                      31.8%
Utilities                      26.1%
Housing                        10.6%
Prerefunded                     8.3%
Other Revenue Bonds             6.7%
Hospitals                       5.8%
General Obligation              3.8%
Industrial                      2.4%
Certificates of Participation   1.6%
Road Improvement Bonds          1.5%
Miscellaneous                   0.8%
Sales Tax                       0.6%



FRANKLIN ARIZONA INSURED
TAX-FREE INCOME FUND
Dividend Distributions
3/1/98/ - 8/31/98

                            Dividend
Month                       per share
---------------------------------------
March.......................4.4 cents
April.......................4.4 cents
May.........................4.4 cents
June........................4.4 cents
July........................4.4 cents
August......................4.4 cents
---------------------------------------
Total......................26.4 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.



PERFORMANCE SUMMARY

Franklin Arizona Insured Tax-Free Income Fund's share price, as measured by net asset value, increased 10 cents, from $10.77 on February 28, 1998, to $10.87 on August 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 26.4 cents ($0.264) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.4 cents ($0.044) and the maximum offering price of $11.35 on August 31, 1998, your fund's distribution rate was 4.65%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Arizona state personal income tax bracket would need to earn 8.12% from a taxable investment to match the fund's tax-free distribution rate.


Franklin Arizona Insured Tax-Free Income Fund
Periods ended 8/31/98

                                                          Since
                                                        Inception

                                       1-Year   3-Year  (4/30/93)

Cumulative Total Return1                8.89%   26.36%   42.70%

Average Annual Total Return2            4.23%    6.55%    6.03%

Distribution Rate3                           4.65%

Taxable Equivalent Distribution Rate4        8.12%

30-Day Standardized Yield5                   4.41%

Taxable Equivalent Yield4                    7.70%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a higher initial sales charge. Thus actual total returns would be somewhat lower.
3. Distribution rate is based on an annualization of the current 4.4 cent per share monthly dividend and the maximum offering price of $11.35 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Arizona state personal income tax bracket of 42.7%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate would have been lower, and yield for the period would have been 3.92%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT


FRANKLIN FLORIDA INSURED
TAX-FREE INCOME FUND

Your Fund's Objective: Franklin Florida Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of insured Florida municipal bonds.1 In addition, the fund's shares are free from Florida's annual intangibles tax.


STATE UPDATE

GRAPHIC PICTURE OMITTED

Florida's healthy economic expansion boasts growth in personal income, employment and population. These trends increased at a higher rate than the national average, as the demand for goods and services continues to fuel the state's economic growth. Furthermore, the state's debt levels remain manageable, and proposed fiscal 1999 spending is slightly below 1997 levels, with the focus on public education and infrastructure.

Standard & Poor's(R), a national credit rating agency, rates Florida's general obligation debt AA+. Meanwhile, a continually growing, service-based economy, well-managed financial program and strong budget control with a sizable budget stabilization reserve contributed to the state's credit worthiness.
Job markets continued their growth as the unemployment rate dropped to 4.8% through 1997.2

PORTFOLIO NOTES

Over the reporting period, insured bonds offered excellent value, in our opinion. Two factors contributed to this value -- the narrowing yield spread between insured and lower-rated bonds, and the continued low cost of municipal bond insurance. The yield spread between insured bonds and BBB-rated bonds averaged approximately 30 basis points, or 0.3%, but historically has been approximately 50 basis points or higher. This compression in yields resulted from investors' increasing demand for BBB bonds, as they sought to earn higher yields in a low interest-rate environment. However, as the price of lower-rated bonds rises, their yields decline. Meanwhile, heightened competition among the four major AAA-rated municipal bond insurers (MBIA, AMBAC, FGIC and FSA) brought a decline in premiums the insurers charge. As a result, municipal bond insurance became comparatively inexpensive for municipal issuers, prompting them increasingly to offer insured bonds. Investors in insured municipal bonds benefited from favorable yield spreads compared with lower-rated bonds, and from the added credit protection offered by low-cost municipal bond insurance.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

2. Source: Standard & Poor's Creditweek Municipal, 4/7/98. This does not indicate Standard & Poor's rating of the fund.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 54 of this report.

The fund continued its strategy of investing for tax-free income and capital preservation. This was challenging at times, in light of the lower interest-rate environment, which put some pressure on the fund's overall income earnings. One strategy employed during the reporting period was to purchase bonds with better original issue discount (OID) than those we sold, which can provide some protection in a down market. At the end of April, Franklin Florida Insured Tax-Free Income Fund sold bonds with lower OIDs, took a tax loss, and replaced them with bonds having greater OIDs. In this scenario, the fund executed some trades without giving up the issues' yields and, in some cases, even improved them. Please keep in mind that the fund can only distribute what it earns, so dividend distributions may have to be decreased in the future, if interest rates remain at current or lower levels.

Franklin Florida Insured Tax-Free Income Fund purchased only insured, AAA-rated securities. Purchases during the reporting period included Sunrise Utilities System revenue bonds; Port St. Lucie Utilities revenue bonds; and Martin County, Florida Utilities System revenue bonds.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN FLORIDA INSURED
TAX-FREE INCOME FUND
Portfolio Breakdown
8/31/98

                              % of Total
                              Long - Term
Sector                        Investments
------------------------------------------
Utilities                      44.3%
Other Revenue Bonds            15.5%
Hospitals                       9.1%
Prerefunded                     7.2%
Housing                         6.7%
Certificates of Participation   5.6%
Sales Tax                       3.3%
Industrial                      3.2%
General Obligation              2.4%
Transportation                  2.2%
Special Assessment Bonds        0.5%



FRANKLIN FLORIDA INSURED
TAX-FREE INCOME FUND
Dividend Distributions
3/31/98 - 8/31/98

                            Dividend
Month                       per share
--------------------------------------
March.......................4.3 cents
April.......................4.3 cents
May.........................4.3 cents
June........................4.3 cents
July........................4.3 cents
August......................4.3 cents
-------------------------------------
Total......................25.8 cents

*Assumeds shares were purchased and held for the entire accrual period. since dividends accrue daily, your actual distributions will vary depending on the date your purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

PERFORMANCE SUMMARY

Franklin Florida Insured Tax-Free Income Fund's share price, as measured by net asset value, increased 11 cents, from $10.43 on February 28, 1998, to $10.54 on August 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 25.8 cents ($0.258) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.3 cents ($0.043) and the maximum offering price of $11.01 on August 31, 1998, your fund's distribution rate was 4.69%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 7.76% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Florida Insured Tax-Free Income Fund
Periods ended 8/31/98

                                                          Since
                                                        Inception
                                       1-Year   5-Year  (4/30/93)
------------------------------------------------------------------------------

Cumulative Total Return1                9.33%   33.51%   38.28%

Average Annual Total Return2            4.68%    5.03%    5.40%

Distribution Rate3                     4.69%

Taxable Equivalent Distribution Rate4  7.76%

30-Day Standardized Yield5             4.38%

Taxable Equivalent Yield4              7.25%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a higher initial sales charge. Thus actual total returns would be somewhat lower.

3. Distribution rate is based on an annualization of the current 4.3 cent per share monthly dividend and the maximum offering price of $11.01 on August 31, 1998.

4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.

The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.96%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT



FRANKLIN INSURED TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Objective: Franklin Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income taxes through a portfolio consisting primarily of insured municipal bonds.1
--------------------------------------------------------------------------------

PORTFOLIO NOTES

Over the reporting period, insured bonds offered excellent value, in our opinion. Two factors contributed to this value -- the narrowing yield spread between insured and lower-rated bonds, and the continued low cost of municipal bond insurance. The yield spread between insured bonds and BBB-rated bonds averaged approximately 30 basis points, or 0.3%, but historically has been approximately 50 basis points or higher. This compression in yields resulted from investors' increasing demand for BBB bonds, as they sought to earn higher yields in a low interest-rate environment. However, as the price of lower-rated bonds rises, their yields decline. Meanwhile, heightened competition among the four major AAA-rated municipal bond insurers (MBIA, AMBAC, FGIC and FSA) brought a decline in premiums the insurers charge. As a result, municipal bond insurance became comparatively inexpensive for municipal issuers, prompting them increasingly to offer insured bonds. Investors in insured municipal bonds benefited from favorable yield spreads compared with lower-rated bonds, and from the added credit protection offered by low-cost municipal bond insurance.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 57 of this report.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Because of the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from the prerefunded bond sales. Thus, the fund distributed 4.03 cents per share in long-term capital gains and 0.77 cents per share in short-term capital gains, in June.

Proceeds from the sale of prerefunded bonds were generally used to purchase current coupon bonds, which offer call protection of approximately 10 years. Purchases during the reporting period included Chicago, Illinois general obligations; Anniston, Alabama Regional Medical Center Board; and Wisconsin State Health and Educational Facilities Authority Revenue -- Aurora Health Care, Inc. Current coupon bonds with such call protection should perform well through various market cycles.

The fund's underlying bonds increased in market value during the six-month period, contributing to a 2.0% rise in the fund's total net assets, from $1,723 million to $1,757 million, thus providing shareholders a more diversified and stable asset base. We believe the fund's performance is largely a tribute to Franklin's income-oriented approach. We will continue to manage the fund with the intention of protecting its share value and maintaining its competitive yield. Going forward, we anticipate rather mild inflation, relatively stable interest rates and further economic growth among municipal bond issuers. Under such circumstances, we believe the fund is positioned for strong performance.

The lower interest-rate environment will continue to put some pressure on the overall income earnings of the fund. Please keep in mind that the fund can distribute only what it earns, so the dividend distributions of the fund may decrease in the future if interest rates remain at current levels or move lower. It is important to note that we still adhere to our philosophy of investing for income and stability of share value. We believe that the fund should rank favorably when compared with other fixed-income investment alternatives.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FRANKLIN INSURED
TAX-FREE INCOME FUND
Portfolio Breakdown
8/31/98

                              % of Total
                              Long - Term
Sector                        Investments
------------------------------------------
Utilities                      24.7%
Prerefunded                    15.3%
Hospitals                      13.6%
Education                       9.9%
Transportation                  9.6%
Health Care                     9.0%
Housing                         5.6%
General Obligation              5.1%
Certificates of Participation   3.0%
Other Revenue                   2.4%
Industrial                      0.9%
Sales Tax                       0.8%
Special Assessment Bonds        0.1%



FRANKLIN INSURED TAX-FREE
INCOME FUND
CLASS I
Dividend Distributions
3/31/98 - 8/31/98

                            Dividend
Month                       per share
-------------------------------------
March.......................5.5 cents
April.......................5.5 cents
May.........................5.5 cents
June........................5.3 cents
July........................5.3 cents
August......................5.3 cents
--------------------------------------
Total......................32.4 cents


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


PERFORMANCE SUMMARY

CLASS I

Franklin Insured Tax-Free Income Fund - Class I share price, as measured by net asset value, increased five cents, from $12.31 on February 28, 1998, to $12.36 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 32.4 cents ($0.324), 4.03 cents ($0.0403) in long-term capital gains and 0.77cents ($0.0077) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.3 cents ($0.053) and the maximum offering price of $12.91 on August 31, 1998, your fund's distribution rate was 4.93%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 8.16% from a taxable investment to match the fund's tax-free distribution rate.


Franklin Insured Tax-Free Income Fund - Class I
Periods ended 8/31/98

                                                                Since

                                                              Inception

                                1-Year    5-Year     10-Year  (4/3/85)
------------------------------------------------------------------------------

Cumulative Total Return1        8.27%     32.23%   115.75%    196.56%

Average Annual Total Return2    3.68%      4.83%     7.53%      8.09%

Distribution Rate3                     4.93%

Taxable Equivalent Distribution Rate4  8.16%

30-Day Standardized Yield5             4.08%

Taxable Equivalent Yield4              6.75%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.

3. Distribution rate is based on an annualization of the current 5.3 cent per share monthly dividend and the maximum offering price of $12.91 on August 31, 1998.

4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.

Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT



FRANKLIN INSURED TAX-FREE
INCOME FUND
CLASS II
Dividend Distributions
3/31/98 - 8/31/98

                             Dividend
Month                        per share
---------------------------------------
March.......................4.91 cents
April.......................4.92 cents
May.........................4.92 cents
June........................4.72 cents
July........................4.77 cents
August......................4.77 cents
Total......................29.01 cents


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

CLASS II

Franklin Insured Tax-Free Income Fund Class II share price, as measured by net asset value, increased five cents, from $12.38 on February 28, 1998, to $12.43 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 29.01 cents ($0.2901), 4.03 cents ($0.0403) in long-term capital gains and 0.77 cents ($0.0077) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.77 cents ($0.0477) and the maximum offering price of $12.56 on August 31, 1998, your fund's distribution rate was 4.56%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 7.55% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Insured Tax-Free Income Fund - Class II
Periods ended 8/31/98

                                                                Since

                                                              Inception

                                       1-Year      3- Year    (5/1/95)
------------------------------------------------------------------------------

Cumulative Total Return1                7.70%      20.47%      24.18%

Average Annual Total Return2            5.67%       6.06%       6.39%

Distribution Rate3                     4.56%

Taxable Equivalent Distribution Rate4  7.55%

30-Day Standardized Yield5             3.66%

Taxable Equivalent Yield4              6.06%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.

3. Distribution rate is based on an annualization of the current 4.77 cent per share monthly dividend and the maximum offering price of $12.56 on August 31, 1998.

4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT



FRANKLIN MASSACHUSETTS INSURED
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Objective: Franklin Massachusetts Insured Tax-Free Income Fund
seeks to provide high, current income exempt from regular federal and Massachusetts state personal income taxes through a portfolio consisting primarily of insured Massachusetts municipal bonds.1
--------------------------------------------------------------------------------

COMMONWEALTH UPDATE2

GRAPHIC PICTURE OMITTED

Standard & Poor's, a national credit rating agency, upgraded Massachusetts' general obligation debt rating from A+ to AA-.3 The credit upgrade reflected the commonwealth's strengthened economic posture and sound financial position.

After recovering strongly from the early 1990s' recession, the Massachusetts economy expanded further during the reporting period, driven by high technology, financial services, education and health care. From 1993 to 1998, employment grew in excess of 2% annually, and the unemployment rate remained below the national level.

The commonwealth's debt ratios were high, with net tax-supported debt amounting to $13.9 billion. Net tax-supported debt is the total amount of debt the state is legally obligated to pay, less the debt of its highest credit-quality agencies. These are agencies where the state has a moral obligation to replenish deficiencies in their reserve funds, but has never had to do so. With borrowing pressure increasing for routine infrastructure needs and funding the Central Artery Tunnel Project, estimated to cost $11.6 billion by completion, we will continue to closely monitor the commonwealth's debt management ability.

Despite its ongoing heavy debt burden, Massachusetts' financial condition remained strong, as the commonwealth ended its fiscal year with a $1 billion surplus. Implementing substantial programmatic changes over the past seven years, Massachusetts reduced its staffing levels, resulting in significant expenditure savings. The commonwealth generated six years of operating surpluses, from 1992 through 1997, and fiscal 1998 is expected to close with an operating surplus in excess of $800 million.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

2. Source: Fitch IBCA, 6/6/98.

3. This does not indicate Standard & Poor's rating of the fund.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 73 of this report.

PORTFOLIO NOTES

Over the reporting period, insured bonds offered excellent value, in our opinion. Two factors contributed to this value the narrowing yield spread between insured and lower-rated bonds, and the continued low cost of municipal bond insurance. The yield spread between insured bonds and BBB-rated bonds averaged approximately 30 basis points, or 0.3%, but historically has been approximately 50 basis points or higher. This compression in yields resulted from investors' increasing demand for BBB bonds, as they sought to earn higher yields in a low interest-rate environment. However, as the price of lower-rated bonds rises, their yields decline. Meanwhile, heightened competition among the four major AAA-rated municipal bond insurers (MBIA, AMBAC, FGIC and FSA) brought a decline in premiums the insurers charge. As a result, municipal bond insurance became comparatively inexpensive for municipal issuers, prompting them increasingly to offer insured bonds. Investors in insured municipal bonds benefited from favorable yield spreads compared with lower-rated bonds, and from the added credit protection offered by low-cost municipal bond insurance.

The fund diligently reinvested call and coupon proceeds in Massachusetts municipal bonds providing the best relative value, consistent with the goal to provide long-term tax-free income to shareholders. The fund also continued to sell prerefunded bonds and reinvest the proceeds in securities with longer call protection. In an effort to extend the fund's income-earning potential and protect the share value, we generally sell prerefunded bonds whose call dates are approximately five years away, and replace them with bonds offering around 10 years call protection. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. However, because of the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from the prerefunded bond sales. Thus, the fund distributed 1.37 cents per share in long-term capital gains and 3.6 cents per share in short-term capital gains, in June.


                              % of Total
                              Long - Term
Sector                        Investments
------------------------------------------
Hospitals                      28.3%
Education                      23.3%
Transportation                 10.9%
Prerefunded                    10.5%
General Obligation             10.3%
Housing                         9.2%
Utilities                       5.4%
Health Care                     1.2%
Certificates of Participation   0.9%

We maintained sector diversification in the portfolio holdings. During the reporting period, we added such noteworthy credits as Boston, Massachusetts general obligation bonds; Chelsea, Massachusetts general obligation bonds; Massachusetts State Industrial Financing Agency Revenue for the Western New England College; Massachusetts State Health and Education Facilities Authority Revenue for Simmons College; and Massachusetts State Housing Finance Agency - Single Family Housing revenue bonds. Such diversification in a broad range of sectors helped reduce the fund's exposure to risk and volatility.

We continue to closely monitor the supply of insured Massachusetts municipal bonds. For the first six months of 1998, the state issued credits totalling $5.3 billion, of which 67% was insured. Compared with the first six months of 1997, new issuance increased dramatically by 132%. Looking ahead, if interest rates remain low, the lower borrowing costs available to issuers could increase the supply of refunding issues, and the supply of new issues in general.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


PERFORMANCE SUMMARY

CLASS I

Franklin Massachusetts Insured Tax-Free Income Fund Class I share price, as measured by net asset value, increased four cents, from $11.75 on February 28, 1998, to $11.79 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 29.4 cents ($0.294), 1.37 cents ($0.0137) in long-term capital gains and 3.6 cents ($0.036) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.9 cents ($0.049) and the maximum offering price of $12.31 on August 31, 1998, your fund's distribution rate was 4.78%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Massachusetts state personal income tax bracket would need to earn 8.99% from a taxable investment to match the fund's tax-free distribution rate.


FRANKLIN MASSACHUSETTS INSURED
TAX-FREE INCOME FUND
CLASS I
Dividend Distributions
3/31/98 - 8/31/98

                            Dividend
Month                       per share
--------------------------------------
March.......................4.9 cents
April.......................4.9 cents
May.........................4.9 cents
June........................4.9 cents
July........................4.9 cents
August......................4.9 cents
Total......................29.4 cents


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.



GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT



Franklin Massachusetts Insured Tax-Free Income Fund - Class I
Periods ended 8/31/98

                                                               Since
                                                             Inception
                                    1-Year   5-Year   10-Year (4/3/85)
------------------------------------------------------------------------------

Cumulative Total Return1             8.01%   32.34%  110.43%  172.21%

Average Annual Total Return2         3.39%    4.85%    7.26%   7.40%

Distribution Rate3                     4.78%

Taxable Equivalent Distribution Rate4  8.99%

30-Day Standardized Yield5             3.94%

Taxable Equivalent Yield4              7.41%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.

3. Distribution rate is based on an annualization of the current 4.9 cent per share monthly dividend and the maximum offering price of $12.31 on August 31, 1998.

4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Massachusetts state personal income tax bracket of 46.8%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.

Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

CLASS II

Franklin Massachusetts Insured Tax-Free Income Fund Class II share price, as measured by net asset value, increased four cents, from $11.80 on February 28, 1998, to $11.84 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 26 cents ($0.26), 1.37 cents ($0.0137) in long-term capital gains and 3.6 cents ($0.036) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.32 cents ($0.0432) and the maximum offering price of $11.96 on August 31, 1998, your fund's distribution rate was 4.33%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Massachusetts state personal income tax bracket would need to earn 8.15% from a taxable investment to match the fund's tax-free distribution rate.


FRANKLIN MASSACHUSETTS INSURED
TAX-FREE INCOME FUND
CALSS II
Dividend Distributions
3/31/98 - 8/31/98

                            Dividend
Month                       per share
--------------------------------------
March.......................4.34 cents
April.......................4.34 cents
May.........................4.34 cents
June........................4.34 cents
July........................4.32 cents
August......................4.32 cents
Total......................26.00 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.



GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT



Franklin Massachusetts Insured Tax-Free Income Fund - Class II
Periods ended 8/31/98

                                                           Since
                                                         Inception
                                        1-Year   3-Year  (5/1/95)
------------------------------------------------------------------------------

Cumulative Total Return1                7.44%   20.42%   24.18%

Average Annual Total Return2            5.36%    6.02%     6.40%

Distribution Rate3                    4.33%

Taxable Equivalent Distribution Rate4 8.15%

30-Day Standardized Yield5            3.51%

Taxable Equivalent Yield4             6.60%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.

3. Distribution rate is based on an annualization of the current 4.32 cent per share monthly dividend and the offering price of $11.96 on August 31, 1998.

4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Massachusetts state personal income tax bracket of 46.8%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN MICHIGAN INSURED
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Objective: Franklin Michigan Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Michigan state personal income taxes through a portfolio consisting primarily of insured Michigan municipal bonds.1
--------------------------------------------------------------------------------

STATE UPDATE

GRAPHIC PICTURE OMITTED

Michigan ended the six-month reporting period on a positive note. For the past several years, the state made a significant effort to reduce state spending, control Medicaid expenditures and maintain overall spending below its revenue growth rate, thereby restoring a budgetary balance. The state expects Medicaid spending, which grew as much as 15% in fiscal 1991, to remain stable in fiscal 1998, and to increase only 2% in fiscal 1999.2

A strong employment rate also contributed to Michigan's healthy economy. From June 1991 through June 1998, employment jumped 16.9%, far exceeding the 11.5% national average. Despite the recent General Motors strike, July's 4.2% unemployment -- an increase from June's 3.6% level -- still marked the 40th consecutive month of higher-than-average employment records.3

Reflecting the state's robust economy, Standard & Poor's, a national credit rating agency, upgraded Michigan's general obligation debt rating from AA to AA+.4

PORTFOLIO NOTES

Over the reporting period, insured bonds offered excellent value, in our opinion. Two factors contributed to this value -- the narrowing yield spread between insured and lower-rated bonds, and the continued low cost of municipal bond insurance. The yield spread between insured bonds and BBB-rated bonds averaged approximately 30 basis points, or 0.3%, but historically has been approximately 50 basis points or higher. This compression in yields resulted from investors' increasing demand for BBB bonds, as they sought to earn higher yields in a low interest-rate environment. However, as the price of lower-rated bonds rises, their yields decline. Meanwhile, heightened competition among the four major AAA-rated municipal bond insurers (MBIA, AMBAC, FGIC and FSA) brought a decline in premiums the insurers charge. As a result, municipal bond insurance became comparatively inexpensive for municipal issuers, prompting them increasingly to offer insured bonds. Investors in insured municipal bonds benefited from favorable yield spreads compared with lower-rated bonds, and from the added credit protection offered by low-cost municipal bond insurance.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

2. Source: Moody's Investors Service, 5/15/98.

3. Source: www.migov.state.mi.us. Michigan State Government, "Press Releases," 8/19/98.

4. This does not indicate Standard & Poor's rating of the fund.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 78 of this report.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Because of the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from the prerefunded bond sales. Thus, the fund made a long-term capital gain distribution of 3.25 cents per share in June.

FRANKLIN MICHIGAN INSURED
TAX-FREE INCOME FUND
Portfolio Breakdown
8/31/98

                          % of Total
                          Long - Term
Sector                    Investments
--------------------------------------

Education                      25.8%
Prerefunded                    25.5%
Hospitals                      18.0%
Utilities                      12.6%
General Obligation              7.9%
Transportation                  3.8%
Other Revenue                   3.1%
Health Care                     1.6%
Housing                         1.2%
Tax Allocation Bonds            0.4%
Sales Tax Revenue Bonds         0.1%

Proceeds from the sale of prerefunded bonds were generally used to purchase current coupon bonds, which offer call protection of approximately 10 years. Purchases during the reporting period included Michigan State Trunkline; Detroit, Michigan Airports; and Michigan Health and Education - Oakwood Hospital revenue bonds. Current coupon bonds with such call protection should perform well through various market cycles.

The fund's underlying bonds increased in market value during the six-month period, contributing to a 1.53% rise in the fund's total net assets, from $1,175 million to $1,193 million, thus providing shareholders a more diversified and stable asset base. We believe the fund's performance is largely a tribute to Franklin's income-oriented approach. We will continue to manage the fund with the intention of protecting its share value and maintaining its competitive yield. Going forward, we anticipate rather mild inflation, relatively stable interest rates and further economic growth in Michigan. Under such circumstances, we believe the fund is positioned for strong performance.

The lower interest-rate environment will continue to put some pressure on the overall income earnings of the fund. Please keep in mind that the fund can distribute only what it earns, so the dividend distributions of the fund may decrease in the future if interest rates remain at current levels or move lower. It is important to note that we still adhere to our philosophy of investing for income and stability of share value. We believe that the fund should rank favorably when compared with other fixed-income investment alternatives.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FRANKLIN MICHIGAN INSURED
TAX-FREE INCOME FUND
CLASS I
Dividend Distributions
3/31/98 - 8/3/98

                            Dividend
Month                       per share
--------------------------------------
March.......................5.1 cents
April.......................5.1 cents
May.........................5.1 cents
June........................5.1 cents
July........................5.1 cents
August......................5.1 cents
--------------------------------------
Total......................30.6 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

PERFORMANCE SUMMARY

CLASS I

Franklin Michigan Insured Tax-Free Income Fund - Class I share price, as measured by net asset value, increased eight cents, from $12.20 on February 28, 1998, to $12.28 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 30.6 cents ($0.306) and 3.25 cents ($0.0325) in long-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.1 cents ($0.051) and the maximum offering price of $12.83 on August 31, 1998, your fund's distribution rate was 4.77%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Michigan state personal income tax bracket would have to earn 8.26% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Michigan Insured Tax-Free Income Fund - Class I
Periods ended 8/31/98

                                                                  Since
                                                                Inception
                                       1-Year   5-Year   10-Year (4/3/85)
------------------------------------------------------------------------------

Cumulative Total Return1                8.73%   32.66%  113.33%  184.36%

Average Annual Total Return2            4.13%    4.90%    7.41%   7.75%

Distribution Rate3                     4.77%

Taxable Equivalent Distribution Rate4  8.26%

30-Day Standardized Yield5             4.00%

Taxable Equivalent Yield4              6.93%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.

3. Distribution rate is based on an annualization of the current 5.1 cent per share monthly dividend and the maximum offering price of $12.83 on August 31, 1998.

4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Michigan state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.

Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT



FRANKLIN MICHIGAN INSURED
TAX-FREE INCOME FUND
CLASS II
Dividend Distributions
3/31/98 - 8/31/98

                            Dividend
Month                       per share
---------------------------------------
March.......................4.49 cents
April.......................4.50 cents
May.........................4.50 cents
June........................4.50 cents
July........................4.52 cents
August......................4.52 cents
----------------------------------------
Total......................27.03 cents


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

CLASS II

Franklin Michigan Insured Tax-Free Income Fund - Class II share price, as measured by net asset value, increased nine cents, from $12.27 on February 28, 1998, to $12.36 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 27.03 cents ($0.2703) and 3.25 cents ($0.0325) in long-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.52 cents ($0.0452) and the maximum offering price of $12.48 on August 31, 1998, your fund's distribution rate was 4.35%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Michigan state personal income tax bracket would have to earn 7.53% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Michigan Insured Tax-Free Income Fund - Class II
Periods ended 8/31/98

                                                              Since
                                                            Inception
                                         1-Year     3-Year   (5/1/95)
------------------------------------------------------------------------------

Cumulative Total Return1                  8.21%    20.88%     24.81%

Average Annual Total Return2              6.16%      6.17%   6.54%

Distribution Rate3                     4.35%

Taxable Equivalent Distribution Rate4  7.53%

30-Day Standardized Yield5             3.59%

Taxable Equivalent Yield4              6.22%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.

3. Distribution rate is based on an annualization of the current 4.52 cent per share monthly dividend and the maximum offering price of $12.48 on August 31, 1998.

4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Michigan state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT



FRANKLIN MINNESOTA INSURED
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Objective: Franklin Minnesota Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Minnesota state personal income taxes through a portfolio consisting primarily of insured Minnesota municipal bonds.1
--------------------------------------------------------------------------------

STATE UPDATE

RAPHIC PICTURE OMITTED

Minnesota's steadily growing economy is diversified among trade, services and manufacturing. The state's economic breadth supported healthy fiscal performance during the six-month reporting period. The state projected 2.1% overall employment growth for 1998, with most of the increases occurring in manufacturing, specifically in instruments and industrial machinery, as well as natural resource-related sectors such as paper and food.2

The state's economic strength solidified its financial position and improved its revenue collection. Income- and sales-tax revenue levels have increased for the past five years. Through the 1998-1999 biennium, the state forecasts its general fund revenue growth to remain stable, resulting in a 7.3%, or $1.3 billion, increase over the previous biennium.3

Acknowledging Minnesota's diverse economic base and strong financial management, Standard & Poor's, a national credit rating agency, upgraded the state's debt rating from AA+ to AAA.3


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments. A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

2. Source: Moody's Investors Service, 5/26/98.

3. Source: Standard & Poor's CreditWeek Municipal, 1/12/98. This does not indicate Standard & Poor's rating of the fund.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 85 of this report.

PORTFOLIO NOTES

Over the reporting period, insured bonds offered excellent value, in our opinion. Two factors contributed to this value -- the narrowing yield spread between insured and lower-rated bonds, and the continued low cost of municipal bond insurance. The yield spread between insured bonds and BBB-rated bonds averaged approximately 30 basis points, or 0.3%, but historically has been approximately 50 basis points or higher. This compression in yields resulted from investors' increasing demand for BBB bonds, as they sought to earn higher yields in a low interest-rate environment. However, as the price of lower-rated bonds rises, their yields decline. Meanwhile, heightened competition among the four major AAA-rated municipal bond insurers (MBIA, AMBAC, FGIC and FSA) brought a decline in premiums the insurers charge. As a result, municipal bond insurance became comparatively inexpensive for municipal issuers, prompting them increasingly to offer insured bonds. Investors in insured municipal bonds benefited from favorable yield spreads compared with lower-rated bonds, and from the added credit protection offered by low-cost municipal bond insurance.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Because of the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from the prerefunded bond sales. Thus, the fund made a long-term capital gain distribution of 0.28 cents per share in June.


FRANKLIN MINNESOTA INSURED
TAX-FREE INCOME FUND
Portfolio Breakdown
8/31/98

                          % of Total
                          Long - Term
Sector                    Investments
--------------------------------------
Utilities                      20.0%
Housing                        17.4%
Hospitals                      17.2%
Prerefunded                    14.7%
Education                      11.5%
Health Care                     6.6%
Other Revenue                   3.4%
General Obligation              3.0%
Transportation                  2.4%
Certification of Participation  2.3%
Tax Allocation Bonds            1.5%


Proceeds from the sale of prerefunded bonds were generally used to purchase current coupon bonds, which offer call protection of around 10 years. Purchases during the reporting period included Minneapolis/St. Paul general obligation, Minneapolis/St. Paul airport and Minnesota State Housing - SFMR. Current coupon bonds with such call protection should perform well through various market cycles.

The lower interest-rate environment will continue to put some pressure on the overall income earnings of the fund. Please keep in mind that the fund can distribute only what it earns, so the dividend distributions of the fund may decrease in the future if interest rates remain at current levels or move lower. It is important to note that we still adhere to our philosophy of investing for income and stability of share value. We believe that the fund should rank favorably when compared with other fixed-income investment alternatives.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY

CLASS I

Franklin Minnesota Insured Tax-Free Income Fund - Class I share price, as measured by net asset value, increased five cents, from $12.16 on February 28, 1998, to $12.21 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 31.2 cents ($0.312) and 0.28 cents ($0.0028) in long-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.2 cents ($0.052) and the maximum offering price of $12.75 on August 31, 1998, your fund's distribution rate was 4.89%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Minnesota state personal income tax bracket would need to earn 8.85% from a taxable investment to match the fund's tax-free distribution rate.


FRANKLIN MINNESOTA INSURED
TAX-FREE INCOME FUND
CLASS I
Dividend Distributions
3/31/98 - 8/31/98

                            Dividend
Month                       per share
--------------------------------------
March.......................5.2 cents
April.......................5.2 cents
May.........................5.2 cents
June........................5.2 cents
July........................5.2 cents
August......................5.2 cents
-------------------------------------
Total......................31.2 cents


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.



GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT



Franklin Minnesota Insured Tax-Free Income Fund - Class I
Periods ended 8/31/98

                                                                         Since
                                                                       Inception
                                      1-Year      5-Year      10-Year   (4/3/85)
--------------------------------------------------------------------------------

Cumulative Total Return1                7.25%      29.50%     105.08%    181.37%

Average Annual Total Return2            2.67%       4.39%       6.98%      7.67%

Distribution Rate34.89%

Taxable Equivalent Distribution Rate4 8.85%

30-Day Standardized Yield5            4.04%

Taxable Equivalent Yield4             7.31%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.

3. Distribution rate is based on an annualization of the current 5.2 cent per share monthly dividend and the maximum offering price of $12.75 on August 31, 1998.

4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Minnesota state personal income tax bracket of 44.7%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.

Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


CLASS II

Franklin Minnesota Insured Tax-Free Income Fund - Class II share price, as measured by net asset value, increased five cents, from $12.21 on February 28, 1998, to $12.26 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 27.92 cents ($0.2792) and 0.28 cents ($0.0028) in long-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.62 cents ($0.0462) and the maximum offering price of $12.38 on August 31, 1998, your fund's distribution rate was 4.48%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Minnesota state personal income tax bracket would need to earn 8.11% from a taxable investment to match the fund's tax-free distribution rate.


FRANKLIN MINNESOTA INSURED
TAX-FREE INCOME FUND
CLASS II
Dividend Distributions
3/31/98 - 8/31/98*

                            Dividend
Month                       per share
--------------------------------------
March.......................4.61 cents
April.......................4.69 cents
May.........................4.69 cents
June........................4.69 cents
July........................4.62 cents
August......................4.62 cents
--------------------------------------
Total......................27.92 cents


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.



GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT



Franklin Minnesota Insured Tax-Free Income Fund - Class II
Periods ended 8/31/98

                                                                   Since
                                                                  Inception
                                              1-Year     3-Year   (5/1/95)

Cumulative Total Return1                       6.72%    18.38%     21.85%

Average Annual Total Return2                   4.69%      5.44%   5.78%

Distribution Rate3                     4.48%

Taxable Equivalent Distribution Rate4  8.11%

30-Day Standardized Yield5             3.62%

Taxable Equivalent Yield4              6.55%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.

3. Distribution rate is based on an annualization of the current 4.62 cent per share monthly dividend and the maximum offering price of $12.38 on August 31, 1998.

4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Minnesota state personal income tax bracket of 44.7%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN OHIO INSURED
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Objective: Franklin Ohio Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Ohio state personal income taxes through a portfolio consisting primarily of insured
Ohio municipal bonds.1
--------------------------------------------------------------------------------

STATE UPDATE2

GRAPHIC PICTURE OMITTED

For the past several years, Ohio's economy has been diversifying, thereby diminishing the state's heavy exposure to the auto and steel industries. Non-manufacturing output and employment growth have contributed to greater stability. With most growth in the financial services, distribution and trade sectors, unemployment was 3.8% in April 1998, below the 4.3% national rate.

The recent, vibrant economic performance contributed to the state's strong financial controls. As of May 1998, the Budget Stabilization Fund balance had accumulated $862.7 million, up from $828.3 million at the end of fiscal 1997. In addition, total revenues through May 1998 were 4.8% greater than the same period last year. Rebounding from the early 1990s' recession, Ohio has replenished previously eroded balances and established a sound financial base for the future.

The state's future budget-balancing efforts may face significant challenges if an Ohio Supreme Court decision, requiring major changes to the state's school funding arrangements, comes into effect. As the situation develops, we will assess its likely impact on the state's long-term financial position.


1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

2. Moody's Investors Service, 6/24/98.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 90 of this report.

FRANLIN OHIO INSURED
TAX-FREE INCOME FUND
Portfolio Breakdown
8/31/98

                             % OF TOTAL
                             LONG - TERM
SECTOR                       INVESTMENTS
----------------------------------------
Utilities                      27.9%
Education                      20.3%
Prerefunded                    12.4%
Hospitals                      11.3%
General Obligation             10.3%
Transportation                  5.7%
Housing                         5.0%
Industrial                      3.3%
Certification of Participation  3.0%
Other Revenue                   0.8%

PORTFOLIO NOTES

Over the reporting period, insured bonds offered excellent value, in our opinion. Two factors contributed to this value -- the narrowing yield spread between insured and lower-rated bonds, and the continued low cost of municipal bond insurance. The yield spread between insured bonds and BBB-rated bonds averaged approximately 30 basis points, or 0.3%, but historically has been approximately 50 basis points or higher. This compression in yields resulted from investors' increasing demand for BBB bonds, as they sought to earn higher yields in a low interest-rate environment. However, as the price of lower-rated bonds rises, their yields decline. Meanwhile, heightened competition among the four major AAA-rated municipal bond insurers (MBIA, AMBAC, FGIC and FSA) brought a decline in premiums the insurers charge. As a result, municipal bond insurance became comparatively inexpensive for municipal issuers, prompting them increasingly to offer insured bonds. Investors in insured municipal bonds benefited from favorable yield spreads compared with lower-rated bonds, and from the added credit protection offered by low-cost municipal bond insurance.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Because of the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from the prerefunded bond sales. Thus, the fund made a long-term capital gain distribution of 0.93 cents per share in June.

Proceeds from the sale of prerefunded bonds were generally used to purchase current coupon bonds, which offer call protection of approximately 10 years. Purchases during the reporting period included Ontario, Ohio Local School District; Canal Winchester, Ohio Local School District; and Northwest Local School District revenue bonds. Current coupon bonds with such call protection should perform well through various market cycles.

The fund's underlying bonds increased in market value during the six-month period, contributing to a 2.6% rise in the fund's total net assets, from $769 million to $789 million, thus providing shareholders a more diversified and stable asset base. We believe the fund's performance is largely a tribute to Franklin's income-oriented approach. We will continue to manage the fund with the intention of protecting its share value and maintaining its competitive yield. Going forward we anticipate rather mild inflation, relatively stable interest rates and further economic growth in Ohio. Under such circumstances, we believe the fund is positioned for strong performance.

The lower interest-rate environment will continue to put some pressure on the overall income earnings of the fund. Please keep in mind that the fund can distribute only what it earns, so the dividend distributions of the fund may decrease in the future if interest rates remain at current levels or move lower. It is important to note that we still adhere to our philosophy of investing for income and stability of net asset value. We believe that on a comparative basis the fund should rank favorably when compared to other fixed-income investment alternatives.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FRANKLIN OHIO INSRUED
TAX-FREE INCOME FUND
CLASS I
Dividend Distributions
3/31/98 - 8/31/98*


                            Dividend
Month                       per share
-------------------------------------
March.......................5.3 cents
April.......................5.3 cents
May.........................5.3 cents
June........................5.1 cents
July........................5.1 cents
August......................5.1 cents
--------------------------------------
Total......................31.2 cents


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


PERFORMANCE SUMMARY

CLASS I

Franklin Ohio Insured Tax-Free Income Fund - Class I share price, as measured by net asset value, increased five cents, from $12.45 on February 28, 1998, to $12.50 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 31.2 cents ($0.312) and 0.93 cents ($0.0093) in long-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.1 cents ($0.051) and the maximum offering price of $13.05 on August 31, 1998, your fund's distribution rate was 4.69%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Ohio state personal income tax bracket would need to earn 8.37% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Ohio Insured Tax-Free Income Fund - Class I
Periods ended 8/31/98

                                                                        Since
                                                                       Inception
                                     1-Year      5-Year      10-Year    (4/3/85)
------------------------------------------------------------------------------
Cumulative Total Return1                7.86%      31.68%     113.09%
184.29%

Average Annual Total Return2            3.31%       4.74%       7.39%   7.75%

Distribution Rate3                    4.69%

Taxable Equivalent Distribution Rate4 8.37%

30-Day Standardized Yield5            4.04%

Taxable Equivalent Yield4             7.21%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.

3. Distribution rate is based on an annualization of the current 5.1 cent per share monthly dividend and the maximum offering price of $13.05 on August 31, 1998.

4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Ohio state personal income tax bracket of 43.9%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.

Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT




FRANKLIN OHIO INSURED
TAX-FREE INCOME FUND
CLASS II
Dividend Distributions
3/31/98 - 8/31/98*

                            Dividend
Month                       per share
--------------------------------------
March.......................4.70 cents
April.......................4.73 cents
May.........................4.73 cents
June........................4.53 cents
July........................4.51 cents
August......................4.51 cents
---------------------------------------
Total......................27.71 cents

CLASS II

Franklin Ohio Insured Tax-Free Income Fund - Class II share price, as measured by net asset value, increased six cents, from $12.51 on February 28, 1998, to $12.57 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 27.71 cents ($0.2771) and 0.93 cents ($0.0093) in long-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.51 cents ($0.0451) and the maximum offering price of $12.70 on August 31, 1998, your fund's distribution rate was 4.26%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Ohio state personal income tax bracket would need to earn 7.60% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Ohio Insured Tax-Free Income Fund - Class II
Periods ended 8/31/98
                                                                  Since
                                                                 Inception
                                              1-Year      3-Year   (5/1/95)
------------------------------------------------------------------------------

Cumulative Total Return1                       7.30%    20.60%    24.47%

Average Annual Total Return2                   5.27%     6.09%    6.46%

Distribution Rate3                      4.26%

Taxable Equivalent Distribution Rate4   7.60%

30-Day Standardized Yield5              3.63%

Taxable Equivalent Yield4               6.48%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.

3. Distribution rate is based on an annualization of the current 4.51 cent per share monthly dividend and the maximum offering price of $12.70 on August 31, 1998.

4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Ohio state personal income tax bracket of 43.9%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.




GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT



MUNICIPAL BOND RATINGS

Moody's

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.


FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Arizona Insured Tax-Free Income Fund
                                                          Six Months Ended
                                                           August 31, 1998            Year Ended February 28,
                                                           (unaudited)      1998     1997      1996      1995    19941
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                          $10.77      $10.36    $10.36       $9.80    $10.28  $10.00
                                                            --------------------------------------------------------------
Income from investment operations:
 Net investment income                                           .27         .54       .55         .55       .55     .34
 Net realized and unrealized gains (losses)                      .09         .42        --         .57      (.48)    .27
                                                            --------------------------------------------------------------
Total from investment operations                                 .36         .96       .55        1.12       .07     .61
Less distributions from net investment income                   (.26)       (.55)     (.55)       (.56)     (.55)   (.33)
                                                            --------------------------------------------------------------
Net asset value, end of period                                $10.87      $10.77    $10.36      $10.36     $9.80  $10.28
                                                            ==============================================================

Total return*                                                   3.45%       9.53%     5.55%      11.64%      .94%   6.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                              $66,512     $58,059   $39,693     $38,199    $20,794 $12,895
Ratios to average net assets:
 Expenses                                                        .30%**      .30%      .25%        .16%      .10%    .03%**
 Expenses excluding waiver and payments by affiliate             .80%**      .82%      .86%        .86%      .96%    .83%**
 Net investment income                                          5.00%**     5.11%     5.45%       5.51%     5.80%   4.85%**
Portfolio turnover rate                                         7.77%      17.44%    18.27%       4.12%    44.61%  62.88%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period April 30, 1993 (effective date) to February 28, 1994.

                        See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1998 (unaudited)



                                                                                                   PRINCIPAL
 FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND                                                      AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
aLong Term Investments 100.7%
 Arizona State Management Authority, Financial Assistance Revenue, AMBAC Insured, 5.75%, 7/01/15 $ 750,000   $  806,865
 Arizona State Power Authority, Power Resources Revenue, Refunding, Hoover Uprating Project, MBIA
 Insured, 5.375%, 10/01/13                                                                         900,000      937,836
 Arizona State University Revenue, Refunding, Series A, MBIA Insured, 5.50%, 7/01/19             1,000,000    1,027,170
 Casa Grande Excise Tax Revenue, FGIC Insured, 6.00%, 4/01/10                                      400,000      433,804
 Douglas Municipal Property Corp., Municipal Facilities Excise Tax Revenue, MBIA Insured,
  5.75%, 7/01/15                                                                                   525,000      562,254
 Gilbert GO, Projects of 1988, Series C, MBIA Insured, 5.50%, 7/01/23                            1,000,000    1,039,630
 La Paz County School District No. 4, Quartzsite Elementary School Improvement, MBIA Insured, 5.70%,
    7/01/16                                                                                        480,000      503,938
 Marana Municipal Property Corp., Municipal Facilities Revenue, Refunding, MBIA Insured,
    5.25%, 7/01/22                                                                               1,100,000    1,134,177
 Maricopa County Hospital District No. 1, AMBAC Insured, 5.00%, 6/01/21                          1,250,000    1,254,313
 Maricopa County IDA,
    MFHR, National Health Facilities II Project, Series A, FSA Insured, 5.10%, 1/01/33           2,500,000    2,491,775
    MFHR, Stanford Court Apartments Project A, MBIA Insured, 5.30%, 7/01/28                      1,000,000    1,012,200
    MFHR, Villas De Merced Apartment Project, Series A, GNMA Secured, 5.50%, 12/20/37              570,000      576,407
    Water System Revenue, Improvement, Chaparral Water Co., Series A, AMBAC Insured, 5.40%,
      12/01/22                                                                                   1,000,000    1,025,350
    Water System Revenue, Series B, AMBAC Insured, 5.30%, 12/01/22                                 515,000      524,131
 Maricopa County School District No. 3, Tempe Elementary, Refunding, AMBAC Insured, 6.00%, 7/01/13 700,000      764,806
 Maricopa County School District No. 8, Osborn, Refunding, Series A, FGIC Insured, 5.875%, 7/01/1  500,000      547,390
 Maricopa County School District No. 11, Peoria Unified, Refunding, AMBAC Insured, 6.10%, 7/01/10  700,000      768,621
 Maricopa County School District No. 28, Kyrene Elementary, Series B, FGIC Insured, 6.00%, 7/01/14 500,000      538,565
 Maricopa County School District No. 31, Series A, AMBAC Insured, Pre-Refunded, 6.20%, 7/01/13     570,000      637,522
 Maricopa County School District No. 66, Roosevelt Elementary, Projects of 1996, Series B, FGIC Insured,
   5.30%, 7/01/13                                                                                1,540,000    1,608,253
 Maricopa County School District No. 68, Alhambra Elementary, Refunding and Improvement, AMBAC
  Insured, 5.125%, 7/01/13                                                                         500,000      512,760
 Maricopa County School District No. 98, Fountain Hills,
    AMBAC Insured, 5.75%, 7/01/12                                                                  500,000      540,660
    Series A, MBIA Insured, Pre-Refunded, 6.20%, 7/01/10                                           235,000      263,489
 Maricopa County USD No. 9, Wickenburg Projects of 1997, AMBAC Insured,
    5.55%, 7/01/14                                                                               1,000,000    1,062,250
    5.65%, 7/01/16                                                                               1,055,000    1,121,961
 Maricopa County USD No. 41, Gilbert Projects of 1993, Series E, FSA Insured, 5.00%, 7/01/17     1,000,000    1,008,430
 Maricopa County USD No. 80, Chandler,
    FGICInsured, 5.85%, 7/01/13                                                                    435,000      468,599
    FGIC Insured, Pre-Refunded, 5.85%, 7/01/13                                                     265,000      293,896
    Projects of 1995, Series E, FGIC Insured, 5.00%, 7/01/13                                     1,750,000    1,792,315
 Maricopa County USD No. 95, Queens Creek, Series A, AMBAC Insured, 5.70%, 7/01/14                 400,000      428,920
 Mesa GO, FGIC Insured, 5.00%, 7/01/18                                                           1,000,000    1,004,560
 Mesa Street and Highway Revenue, FGIC Insured, 5.00%, 7/01/17                                   1,000,000    1,003,470
 Mesa Utility System Revenue,
    FGIC Insured, 5.25%, 7/01/16                                                                   500,000      513,685
    FGIC Insured, 5.375%, 7/01/17                                                                  500,000      517,610
 Mohave County, Hospital District No. 1, Kingman Regional Medical Center Project, FGIC Insured, 6.50%,
   6/01/15                                                                                         610,000      661,332
 Navajo County PCR, Arizona Public Service Co., Series A,
    AMBAC Insured, 5.50%, 8/15/28                                                                2,400,000    2,472,480
    MBIA Insured, 5.875%, 8/15/28                                                                2,450,000    2,592,149
 Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA Insured, 5.55%, 7/01/17 700,000      749,070
bPhoenix IDA, SFMR, Statewide, Series C, FHLMC, FNMA, GNMA Secured, 5.30%, 4/01/20               1,500,000    1,509,585
 Phoenix Civic Improvement Corp.,
    Municipal Facilities Excise Tax Revenue, MBIA Insured, Pre-Refunded, 6.90%, 7/01/21          1,000,000    1,162,390
    Water System Revenue, Junior Lien, AMBAC Insured, 5.50%, 7/01/21                               500,000      518,945
    Water System Revenue, Junior Lien, FGIC Insured, 5.50%, 7/01/24                              1,000,000    1,035,920
    Water Systems Revenue, Junior Lien, MBIA Insured, 5.375%, 7/01/22                            1,000,000    1,030,030
 Pima County IDA, SFMR, GNMA Secured, 6.625%, 11/01/14                                             550,000      590,794
 Pima County USD No. 6, Marana Projects of 1995, Series B, FGIC Insured, 5.00%, 7/01/17          1,600,000    1,608,416
 Pinal County USD No. 43, Apache Junction, Series C, FGIC Insured, 5.00%, 7/01/15                1,000,000    1,014,980
 Prescott Municipal Property Corp., Municipal Facility Revenue, FGIC Insured, 5.125%, 1/01/18    1,000,000    1,027,200
 Puerto Rico Commonwealth GO, MBIA Insured, Pre-Refunded, 6.45%, 7/01/17                           845,000      964,044
 Puerto Rico Electric Power Authority Revenue, Series R, FSA Insured, Pre-Refunded, 6.25%, 7/01/17 800,000      880,456
 Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control
 Facilities Financing Authority,
   Hospital Revenue,
  Hospital Auxilio Mutuo Obligation Group, Series A, MBIA Insured, 6.25%, 7/01/24                  840,000      929,838
 Salt River Project, Agricultural Improvement and Power District, Electric System Revenue,
    Series D, 6.25%, 1/01/27                                                                    $1,205,000  $ 1,291,350
    Series D, Pre-Refunded, 6.25%, 1/01/27                                                         295,000      322,385
    Refunding, Series D, 5.50%, 1/01/25                                                          1,000,000    1,017,220
 Santa Cruz County USD No. 1, Nogales, Series B, AMBAC Insured, Pre-Refunded, 6.10%, 7/01/14       250,000      277,035
 Sierra Vista Municipal Property Corp. Facilities Revenue, AMBAC Insured,
    6.15%, 1/01/15                                                                                 360,000      394,045
    5.00%, 1/01/18                                                                               1,250,000    1,256,925
 Tucson GO,
    Series A, MBIA Insured, 5.375%, 7/01/19                                                        500,000      515,015
    Series G, 1984, FGIC Insured, Pre-Refunded, 6.25%, 7/01/18                                     650,000      728,676
 Tucson Water Revenue, Refunding, FGIC Insured, 5.125%, 7/01/20                                  2,000,000    2,028,940
 University of Arizona COP,
    Administrative and Packaging Facility, Project B, MBIA Insured, 6.00%, 7/15/16                 500,000      545,425
    Administrative and Packaging Facility, Project B, MBIA Insured, 6.00%, 7/15/23               1,625,000    1,749,914
    Residence Life Project, Series A, FSA Insured, 5.80%, 9/01/13                                1,000,000    1,078,020
 Yavapai County IDA, Residential Care Facility Revenue, Margaret T. Morris Center, Series A,
    GNMA Secured, 5.40%, 2/20/38                                                                 1,585,000    1,596,840
 Yavapai County USD No. 22, Humboldt,
    Series A, FGIC Insured, 5.95%, 7/01/14                                                         300,000      326,967
    Series C, FGIC Insured, 5.40%, 7/01/14                                                         575,000      604,181
 Yavapai County,
    Elementary School District No. 28, Refunding, Camp Verde, FGIC Insured, 6.00%, 7/01/09         775,000      853,058
    Elementary School District No. 6, Cottonwood-Oak Creek, Projects of 1993, Series B, AMBAC Insured,
      6.70%, 7/01/09                                                                               250,000      283,540
 Yuma County Elementary School District No. 1,
    Series A, MBIA Insured, 5.75%, 7/01/14                                                         500,000      541,590
    Series B, MBIA Insured, 5.50%, 7/01/14                                                       1,000,000    1,065,320
 Yuma County Jail District Revenue, AMBAC Insured, 5.25%, 7/01/12                                1,000,000    1,047,610
 Yuma Industrial Authority MFR, Regency Apartments, Refunding, Series A, GNMA Secured, 5.50%,
      12/20/32                                                                                     920,000      934,782
 Yuma IDA Revenue, Yuma Regional Medical Center, Refunding, MBIA Insured, 5.50%, 8/01/17         1,000,000    1,050,200
                                                                                                             ----------
 Total Long Term Investments (Cost $63,225,160) 100.7%                                                       66,984,279
 Other Assets, less Liabilities (.7%)                                                                          (472,486)
                                                                                                             ----------
 Net Assets 100.0%                                                                                          $66,511,793
                                                                                                             ==========

See glossary of terms on page 96.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Florida Insured Tax-Free Income Fund
                                                          Six Months Ended
                                                           August 31, 1998            Year Ended February 28,
                                                           (unaudited)      1998     1997      1996      1995    19941
-------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                           $10.43      $9.99    $10.02     $9.53    $10.07   $10.00
                                                            --------------------------------------------------------------
Income from investment operations:
 Net investment income                                            .26        .53       .53       .53       .52      .34
 Net realized and unrealized gains (losses)                       .11        .44      (.03)      .49      (.53)     .06
                                                            --------------------------------------------------------------
Total from investment operations                                  .37        .97       .50      1.02      (.01)     .40
Less distributions from net investment income                    (.26)      (.53)     (.53)     (.53)     (.53)    (.33)
                                                            --------------------------------------------------------------
Net asset value, end of period                                 $10.54     $10.43     $9.99    $10.02     $9.53   $10.07
                                                            ==============================================================

Total return*                                                    3.59%      9.94%     5.17%    10.95%      .21%    3.97%

Ratios/supplemental data
Net assets, end of period (000's)                               $111,348   $101,506  $77,177  $69,583   $46,847   $32,150
Ratios to average net assets:
 Expenses                                                         .35%**     .35%      .35%      .35%      .35%      --
 Expenses excluding waiver and payments by affiliate              .79%**     .80%      .80%      .82%      .88%     .83%**
 Net investment income                                           5.01%**    5.16%     5.36%     5.37%     5.61%    4.97%**
Portfolio turnover rate                                              --      8.08%    32.23%    24.36%    43.71%   28.72%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to
May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period April 30, 1993 (effective date) to February 28, 1994.



                                            See notes to financial statements.



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (UNAUDITED)

                                                                                                 PRINCIPAL
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  Long Term Investment s 97.1%
  Alachua County School Board, COP, AMBAC Insured, 5.00%, 7/01/18                               $1,000,000    $ 998,680
  Bay Medical Center Hospital Revenue, Bay Medical Center Project, AMBAC Insured, 5.00%,10/01/27 2,025,000    2,003,476
  Broward County HFA, FSA Insured,
  5.60%, 11/01/17                                                                                  630,000      645,649
  5.65%, 11/01/22                                                                                  885,000      906,231
  5.70%, 11/01/29                                                                                1,345,000    1,377,186
  Canaveral Port Authority Revenue, Refunding, Series B, FGIC Insured, 5.625%, 6/01/21           1,000,000    1,058,740
  Celebration CDD, Special Assessment, Series A, MBIA Insured, 5.50%, 5/01/18                      535,000      558,989
  Citrus County PCR, Florida Power Co., Refunding, MBIA Insured, 6.625%, 1/01/27                 2,435,000    2,666,008
  Cocoa Beach Improvement Revenue, Refunding, AMBAC Insured, 5.45%, 12/01/20                     1,000,000    1,023,840
  Cocoa Water and Sewer Improvement Revenue, FGIC Insured, 5.875%, 10/01/22                      1,000,000    1,103,460
  Dade County HFA, MF, 5.75%, 9/01/29                                                            1,890,000    1,960,081
  Escambia County Utilities Authority, Utility System Revenue, FGIC Insured, 5.625%, 1/01/27     1,500,000    1,579,815
  First Florida Governmental Financing Commission, Revenue, Refunding, AMBAC Insured, 5.375%,
     7/01/18                                                                                     1,475,000    1,520,710
  Florida State HFA, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36          1,600,000    1,738,512
  Gainesville Public Improvements, Refunding, AMBAC Insured, 5.50%, 8/01/17                      1,000,000    1,038,910
  Gulf Breeze Revenue, Local Government Loan Program, FGIC Insured, 6.05%, 12/01/13              1,915,000    2,133,482
  Hernando County Water and Sewer Revenue, Refunding and Improvement, FGIC Insured, 6.00%,
      6/01/19                                                                                    2,000,000    2,148,940
  Hillsborough County School Board, COP, Master Lease Program, Series A, MBIA Insured, 5.25%,
      7/01/22                                                                                    1,015,000    1,033,747
  Hillsborough County IDA,
  PCR, Tampa Electric Co. Project, Refunding, MBIA Insured, 6.25%, 12/01/34                      1,500,000    1,673,700
  Revenue, University Community Hospital, MBIA Insured, 5.80%, 8/15/24                           2,000,000    2,143,320
  Indian River County Water and Sewer Revenue, FGIC Insured, 5.50%, 9/01/26                      1,250,000    1,308,713
  Indian Trail Water Control District Improvement Bonds, MBIA Insured,
  5.75%, 8/01/16                                                                                 1,090,000    1,178,900
  5.60%, 8/01/17                                                                                 1,000,000    1,056,810
  5.50%, 8/01/22                                                                                   500,000      520,520
  Jacksonville Sales Tax Revenue, River City Renaissance Project, FGIC Insured, 5.375%, 10/01/18 1,000,000    1,025,960
  Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured, 6.35%, 8/01/25      1,000,000    1,124,770
  Lake Clarke Shores, Utility Systems Revenue, Refunding and Improvement, FGIC Insured, 5.80%,
   10/01/18                                                                                      1,415,000    1,512,677
  Lake Mary Public Improvement Revenue, FGIC Insured, 5.25%, 9/01/15                             1,000,000    1,039,220
  Lakeland Hospital System Revenue, Lakeland Regional Medical Center Project,
 Refunding, MBIA Insured,
   5.25%, 11/15/16                                                                               2,000,000    2,045,840
  Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured, 6.00%,
     10/01/17                                                                                      500,000      546,545
  Lee County Capital and Transportation Facilities Revenue, Refunding, Series A, MBIA Insured, 5.55%,
    10/01/18                                                                                     3,000,000    3,117,120
  Lee County IDA, Utilities Revenue, Bonita Springs Utilities Project, Refunding, MBIA Insured, 6.05%,
  11/01/15                                                                                       2,000,000    2,200,520
  11/01/20                                                                                       1,500,000    1,651,470
  Lee County Solid Waste Systems Revenue, MBIA Insured, 5.375%, 10/01/15                         2,000,000    2,086,740
  Lynn Haven Capital Improvement Revenue, Series A, MBIA Insured, 5.75%, 12/01/16                1,000,000    1,085,120
  Martin County Consolidated Utilities Systems Revenue, Refunding and Improvement, FGIC Insured,
  6.00%, 10/01/24                                                                                  215,000      234,174
  Pre-Refunded, 6.00%, 10/01/24                                                                    785,000      879,019
  Martin County Improvement Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/14                   1,000,000    1,106,050
  Martin County Utilities System Revenue, Refunding, FGIC Insured, 5.00%, 10/01/24               1,775,000    1,772,355
  Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, 6.75%, 10/01/25               2,000,000    2,281,900
  Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26                          5,220,000    5,513,677
  Okaloosa County Gas District Revenue, Gas System, MBIA Insured, 5.50%, 10/01/21                2,795,000    2,899,980
  Okeechobee Utility Systems Authority Revenue, Acquisition and Improvement, Refunding, MBIA
   Insured, 5.60%, 10/01/25                                                                      1,500,000    1,577,250
  Orange County Capital Improvement Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/22           1,300,000    1,403,662
  Orange County Health Facilities Authority Revenue,
  Orlando Regional Healthcare, Series A, MBIA Insured, 6.00%, 11/01/24                           2,400,000    2,589,216
  Sunbelt Adventist Health, Series B, FSA Insured, 6.75%, 11/15/21                               1,000,000    1,096,840
  Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24                       1,000,000    1,095,030
  Orange County Sales Tax Revenue, FGIC Insured,
  6.125%, 1/01/19                                                                                  500,000      522,265
  5.375%, 1/01/24                                                                                1,000,000    1,020,050
  Orange County School Board, COP, Series A, MBIA Insured, 5.375%, 8/01/22                         875,000      898,984

  Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, FSA Insured, 5.70%,
     12/01/17                                                                                    $ 630,000  $   650,513
  Osceola County School Board, COP, Series A, AMBAC Insured, 6.00%, 6/01/19                      1,900,000    2,066,079
  Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%, 4/01/17   1,225,000    1,321,787
  Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, 6.00%, 6/01/15            1,000,000    1,098,080
  Pinellas County Sewer Revenue, FGIC Insured, Pre-Refunded, 6.00%, 10/01/24                     1,250,000    1,370,888
  Port Orange Water and Sewer Revenue, Junior Lien, Refunding, AMBAC Insured, 5.25%, 10/01/21    1,500,000    1,514,940
  Port St. Lucie Utilities Revenue, Refunding and Improvement, Series A, MBIA Insured, 5.125%,
    9/01/27                                                                                      4,000,000    4,045,240
  Puerto Rico Commonwealth GO, FSA Insured, Pre-Refunded, 6.00%, 7/01/22                         1,000,000    1,091,740
  Puerto Rico Public Buildings Authority Revenue, Government Facilities, Series A, AMBAC Insured,
   5.50%, 7/01/25                                                                                1,000,000    1,049,080
  Sarasota County Utilities System Revenue, FGIC Insured, 5.75%, 10/01/27                          520,000      555,012
  Seminole County School Board, COP, Series A, MBIA Insured, Pre-Refunded, 6.125%,
  7/01/14                                                                                        1,000,000    1,122,520
  7/01/19                                                                                        1,000,000    1,122,520
  St. Johns County IDA, Series A, MBIA Insured,
  5.25%, 3/01/11                                                                                 1,250,000    1,304,338
  5.50%, 3/01/17                                                                                 1,000,000    1,053,810
  St. Lucie County Water and Sewer Revenue, Refunding, AMBAC Insured, 5.50%, 10/01/17              500,000      521,750
  Stuart Utilities Revenue, FGIC Insured, Pre-Refunded,
  6.70%, 10/01/14                                                                                  500,000      561,460
  6.80%, 10/01/24                                                                                  500,000      563,740
  Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22                    2,000,000    2,052,800
  Sunrise Utilities System Revenue, Series A, AMBAC Insured, Pre-Refunded, 5.75%, 10/01/26       1,000,000    1,108,730
  Tampa Occupational License Tax, Refunding, Series B, FGIC Insured, 5.50%, 10/01/27             1,000,000    1,042,380
  Tampa Sports Authority Revenue, Tourist Development, FSA Insured, 5.25%, 1/01/27               2,000,000    2,039,800
  Titusville Florida Water and Sewer Revenue, Refunding, MBIA Insured,Pre-Refunded 6.20%,10/01/14  490,000      545,203
  Vero Beach Electric Revenue, Refunding, Series A, MBIA Insured, 5.375%, 12/01/21               1,500,000    1,532,790
  Village Center Community Development District Recreational Revenue, Refunding, Series A, MBIA
    Insured, 5.00%, 11/01/21                                                                     1,000,000    1,000,780
  West Melbourne Water and Sewer Revenue, Refunding and Improvement, FGIC Insured, 6.75%, 10/01/14 500,000      571,050
  West Palm Beach Utility Systems Revenue, Series B, FGIC Insured, 5.40%, 10/01/23               1,500,000    1,525,875
                                                                                                             ----------
  Total Long Term Investments (Cost $101,178,996)                                                           108,137,758
                                                                                                             ----------
aShort Term Investments 1.2%
  Dade County IDA, PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 3.20%,
    4/01/20                                                                                      1,200,000    1,200,000
  Hillsborough County IDA, PCR, Daily VRDN and Put, 3.20%, 5/15/18                                 100,000      100,000
                                                                                                             ----------
  Total Short Term Investments (Cost $1,300,000)                                                              1,300,000
                                                                                                             ----------
  Total Investments (Cost $102,478,996) 98.3%                                                               109,437,758
  Other Assets, less Liabilities 1.7%                                                                         1,909,960
                                                                                                             ----------
  Net Assets 100.0%                                                                                        $111,347,718
                                                                                                             ==========



See glossary of terms on page 96.
aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



                                            See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Insured Tax-Free Income Fund
                                                          Six Months Ended
                                                           August 31, 1998            Year Ended February 28,
Class I                                                    (unaudited)      1998     1997     19961      1995     1994

--------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                          $12.31      $12.15    $12.27    $11.97    $12.45    $12.43
                                                            --------------------------------------------------------------
Income from investment operations:
 Net investment income                                           .32         .66       .69       .71       .71       .73
 Net realized and unrealized gains (losses)                      .10         .29      (.11)      .30      (.48)      .02
                                                            --------------------------------------------------------------
Total from investment operations                                 .43         .95       .58      1.01       .23       .75
                                                            --------------------------------------------------------------
Less distributions from:
 Net investment income                                          (.32)3      (.66)     (.70)     (.71)     (.71)     (.73)
 In excess of net investment income                                --       (.01)       --        --        --        --
 Net realized gains                                             (.05)       (.12)       --        --        --        --
Total distributions                                             (.38)       (.79)     (.70)     (.71)     (.71)     (.73)
                                                            --------------------------------------------------------------
Net asset value, end of period                                $12.36      $12.31    $12.15    $12.27    $11.97    $12.45
                                                            ==============================================================

Total return*                                                   3.50%       8.09%     4.88%     8.66%     2.03%     5.93%

Ratios/supplemental data
Net assets, end of period (000's)                          $1,707,123  $1,685,260  $1,662,087 $1,705,038 $1,683,234 $1,802,548
Ratios to average net assets:
 Expenses                                                        .62%**      .61%      .60%      .60%      .59%      .52%
 Net investment income                                          5.18%**     5.44%     5.68%     5.81%     6.00%     5.79%
Portfolio turnover rate                                         7.26%      27.77%    18.66%    13.52%    14.42%     6.85%



Class II
--------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                              $12.38     $12.21   $12.31    $11.98
                                                                 ---------------------------------------
Income from investment operations:
 Net investment income                                               .29        .60      .62       .54
 Net realized and unrealized gains (losses)                          .10        .29     (.09)      .32
                                                                 ---------------------------------------
Total from investment operations                                     .39        .89      .53       .86
                                                                 ---------------------------------------
Less distributions from:
 Net investment income                                              (.29)2     (.60)    (.63)     (.53)
 Net realized gains                                                 (.05)      (.12)      --        --
Total distributions                                                 (.34)      (.72)    (.63)     (.53)
                                                                 ---------------------------------------
Net asset value, end of period                                    $12.43     $12.38   $12.21    $12.31
                                                                 =======================================

Total return*                                                       3.19%      7.52%    4.42%     7.32%

Ratios/supplemental data
Net assets, end of period (000's)                                 $50,258    $38,057    $21,521   $8,152
Ratios to average net assets:
 Expenses                                                           1.18%**    1.18%    1.17%     1.18%**
 Net investment income                                              4.62%**    4.86%    5.10%     5.21%**
Portfolio turnover rate                                             7.26%     27.77%   18.66%    13.52%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.
2Includes distributions in excess of net investment income in the amount of $.004.
3Includes distributions in excess of net investment income in the amount of $.006.



                             See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1998 (unaudited)

                                                                                                PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------
 Long Term Investments 98.9%
 Alabama 3.9%
 Alabama Agricultural and Mechanical University Revenues, MBIA Insured, 5.50%, 11/01/20      $ 1,000,000    $ 1,041,540
 Alabama HFA, SFMR Program, Series A-1, GNMA Secured, 7.80%, 10/01/20                          4,295,000      4,419,211
 Alabama State Board Educational Revenue, Southern Union State Junior College, MBIA Insured,
  6.50%, 7/01/12                                                                               1,000,000      1,098,280
 Alabama Water Pollution Control Authority, Revolving Fund Loan,
    AMBAC Insured, 6.25%, 8/15/14                                                                100,000        105,176
    Series A, AMBAC Insured, 5.60%, 8/15/16                                                    2,000,000      2,077,720
 Anniston Regional Medical Center Board, Series A, AMBAC Insured,
    5.25%, 6/01/18                                                                             6,000,000      6,051,900
    5.125%, 6/01/28                                                                            3,000,000      2,974,860
 Auburn Governmental Utility Services Corp., Waste Water Treatment Revenue, Merscot-Auburn,
  L.P. Project,
  FGIC Insured, 7.30%, 1/01/12                                                                 1,480,000      1,565,085
 Bessemer Alabama Governmental Utility Services Corp., Water Supply Revenue, MBIA Insured, 5.25%,
  6/01/32                                                                                      5,000,000      5,074,100
 Birmingham Airport Authority, Airport Revenue, MBIA Insured, 5.625%, 7/01/26                  2,000,000      2,103,900
 Birmingham Baptist Medical Center, Special Care Facilities, Financing Authority Revenue,
 Baptist Health System, Inc.,
  Refunding, MBIA Insured, 5.875%, 11/15/19                                                    3,500,000      3,623,200
 Daphne Utilities Board, Water, Gas and Sewer Revenue,
    Capital Improvement Bonds, Series B, FGIC Insured, 7.35%, 6/01/20                          2,000,000      2,128,620
    Refunding, Series B, FGIC Insured, 7.30%, 6/01/10                                          4,030,000      4,331,766
 East Alabama Health Care Authority, Health Care Facilities Revenue, Tax Anticipation Bond, Series A,
  MBIA Insured, 5.25%, 9/01/28                                                                 8,500,000      8,602,425
 Fort Payne Waterworks, Board of Water Revenue, MBIA Insured, 5.45%, 7/01/21                   3,550,000      3,691,113
 Huntsville Health Care Authority, Series A, MBIA Insured, 5.00%, 6/01/23                      2,000,000      1,985,800
 Huntsville Health Care Facilities Authority Revenue, Series A, MBIA Insured, 6.375%, 6/01/22    300,000        325,566
 Jefferson County Sewer Revenue, Series D, 5.75%, 2/01/22                                      5,000,000      5,348,100
 Montgomery Medical Clinic Board, Health Care Facilities Revenue, Jackson Hospital
 and Clinic, Refunding, AMBAC Insured,
  6.00%, 3/01/26                                                                               4,000,000      4,328,880
 Pelham GO, Unlimited Warrants, AMBAC Insured, 5.50%,
    12/01/21                                                                                   1,565,000      1,644,940
    12/01/26                                                                                   2,000,000      2,098,880
 University of Alabama, University Hospital Revenues, Huntsville,
 Refunding, Series A, MBIA Insured,
  5.50%, 5/01/18                                                                               4,000,000      4,125,560
                                                                                                             ----------
                                                                                                             68,746,622
                                                                                                             ----------
 Alaska 4.2%
 Alaska Energy Authority Power Revenue, Bradley Lake Hydro Project,
    MBIA Insured, 7.25%, 7/01/21                                                               5,795,000      6,231,132
    Series 1, BIG Insured, 7.25%, 7/01/09                                                      5,000,000      5,238,350
    Series 1, BIG Insured, 7.25%, 7/01/16                                                      4,765,000      4,987,716
    Series 1, BIG Insured, 6.25%, 7/01/21                                                      3,205,000      3,246,953
 Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured,
    5.20%, 7/01/17                                                                             3,000,000      3,052,920
    5.375%, 7/01/20                                                                            5,000,000      5,120,400
 Alaska Industrial Development and Export Authority, Refunding, Series A, MBIA Insured, 6.125%,
   4/01/27                                                                                     5,000,000      5,393,550
 Alaska State HFC, Refunding, Series A, MBIA Insured,
    6.00%, 6/01/27                                                                             5,000,000      5,317,150
    5.875%, 12/01/30                                                                             485,000        508,018
    6.10%, 12/01/37                                                                            5,000,000      5,336,650
 Anchorage Electric Utility Revenue, Senior Lien,
    Municipal Light and Power, Series C, AMBAC Insured, 5.125%, 12/01/26                       5,000,000      5,021,350
    Refunding, Series A, MBIA Insured, 7.125%, 6/01/06                                         5,000,000      5,215,800
    Series B, MBIA Insured, 5.50%, 2/01/26                                                     4,000,000      4,124,240
 Anchorage GO,
    General Purpose, AMBAC Insured, Pre-Refunded, 7.30%, 8/01/10                               2,765,000      2,945,859
    Refunding, AMBAC Insured, 7.20%, 6/01/17                                                   5,000,000      5,179,700
    Refunding, AMBAC Insured, 6.25%, 6/01/23                                                   3,505,000      3,564,585
 University of Alaska COP, Series 1990, FSA Insured, 7.375%, 10/01/07                            500,000        541,465
 University of Alaska Revenues,
    Series B, AMBAC Insured, 6.50%, 10/01/17                                                     250,000        267,755
    Series G, FSA Insured, 5.45%, 10/01/22                                                     3,155,000      3,269,085
                                                                                                             ----------
                                                                                                             74,562,678
                                                                                                             ----------
 Arizona 1.8%
 Arizona State MunicipalFinancingProgram, COP,ETM, Series 1986-20, BIG Insured,7.70%,8/01/10 $ 6,000,000  $   7,558,020
 Chandler Water and Sewer Revenue, Refunding, FGIC Insured, 7.00%, 7/01/12                     2,200,000      2,385,702
 Cochise County USD No. 68, Sierra Vista,
    Refunding, FGIC Insured, 7.50%, 7/01/10                                                      500,000        643,305
    Series B, FGIC Insured, Pre-Refunded, 7.625%, 7/01/10                                      3,000,000      3,235,740
 Maricopa County Arizona UHSD, No 216, FGIC Insured,
    6.70%, 7/01/11                                                                               325,000        343,733
    Pre-Refunded, 6.70%, 7/01/11                                                                 675,000        717,107
 Maricopa County IDA, Hospital Facility Revenue, Samaritan Health Service
 Hospital, Refunding, Series A, MBIA Insured,
  7.00%, 12/01/16                                                                                300,000        377,904
 Maricopa County USD No. 80, Chandler, FGIC Insured, Pre-Refunded,
    7.20%, 7/01/07                                                                               775,000        830,134
    7.20%, 7/01/08                                                                               825,000        883,691
    7.25%, 7/01/09                                                                               500,000        536,010
 Maricopa County USD No. 98, Fountain Hills, Series A, FGIC Insured,Pre-Refunded,7.10%,7/01/10 1,000,000      1,039,440
 Mesa IDA, Health Care Facilities Revenue, Western Health Network, Refunding, Series B-2, BIG
   Insured, 7.50%, 1/01/08                                                                       950,000        979,963
 Mohave County USD No. 1, Lake Havasu Project, Series B, AMBAC Insured, 5.375%, 7/01/11          500,000        522,130
 Navajo County PCR, Arizona Public Service Co., Series A, MBIA Insured, 5.875%, 8/15/28        3,925,000      4,152,729
 Phoenix GO, Refunding, Series B, MBIA Insured, 5.50%, 7/01/16                                   890,000        927,950
 Pima County Sewer Revenue, Refunding, FGIC Insured, 6.75%, 7/01/15                              270,000        292,213
 Salt River Project, Agricultural Improvement and Power District, Electric System Revenue, Refunding, Series A,
  FGIC Insured, 5.50%, 1/01/19                                                                 1,150,000      1,177,428
 Tucson Water Revenue, Series 1994-A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/21               5,000,000      5,630,900
                                                                                                              ---------
                                                                                                             32,234,099
                                                                                                              ---------
 Arkansas .1%
 Arkansas State Development Finance Authority Water Revenue, Refunding, Series A, MBIA Insured,
  6.50%, 7/01/10                                                                               2,000,000      2,365,620
 Pulaski County Health Facilities Board, Hospital Revenue, St. Vincent's Infirmary, MBIA Insured,
  Pre-Refunded, 10.00%, 9/01/12                                                                   25,000         26,582
                                                                                                             ----------
                                                                                                              2,392,202
                                                                                                             ----------
 California 3.6%
 California Health Facilities Financing Authority Revenue, Kaiser Permanente, Series A, FSA Insured,
  5.00%, 6/01/24                                                                               5,000,000      4,928,400
 California Statewide Communities Development Authority Revenue, COP,
 John Muir/Mt. Diablo Health System,
  MBIA Insured, 5.25%, 8/15/27                                                                 3,085,000      3,123,377
 Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20                 15,000,000     21,274,050
 El Centro Financing Authority Water and Wastewater Revenue, Series A, AMBAC Insured, 5.125%,
  10/01/27                                                                                     1,800,000      1,803,690
 Lancaster RDA, Residential Redevelopment, Refunding, MBIA Insured, 6.10%, 8/01/19             1,515,000      1,609,566
 Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue,
 Proposition C, Series B-2, AMBAC Insured,
  5.25%, 7/01/23                                                                               2,000,000      2,022,720
 Oakland RDA, Central District Redevelopment, Refunding, AMBAC Insured, 5.50%, 2/01/14           250,000        273,763
 Sacramento Area Flood Control Agency, Capital Assessment District No. 2, FGIC Insured, 5.375%,
   10/01/25                                                                                    5,000,000      5,116,950
 Sacramento Municipal Utility District, Refunding, Series D, MBIA Insured, 5.25%, 11/15/20     4,000,000      4,047,480
 San Francisco BART District, Sales Tax Revenue, FGIC Insured,
    5.50%, 7/01/20                                                                             1,035,000      1,071,494
    Pre-Refunded, 5.50%, 7/01/20                                                                 965,000      1,055,025
 San Joaquin Hills Transportation Coordinator Agency, Toll Road Revenue,
 Refunding, Series A, MBIA Insured,
    5.375%, 1/15/29                                                                            5,000,000      5,149,950
    5.25%, 1/15/30                                                                             5,000,000      5,079,600
 San Jose and Santa Clara Water Financing Authority, Sewer Revenue, Series A, FGIC Insured,
   5.375%, 11/15/20                                                                            2,670,000      2,733,012
 Stockton, East Water District, COP, 1990 Project A, AMBAC Insured, 6.40%, 4/01/22             1,460,000      1,586,202
 Yuba City USD COP, Refunding, Series A, MBIA Insured, 5.25%, 2/01/22                          1,750,000      1,779,663
                                                                                                             ----------
                                                                                                             62,654,942
                                                                                                             ----------
 Colorado 5.1%
 Arapahoe County COP,
    Arapahoe County Building Finance Corp., FSA Insured, Pre-Refunded, 7.50%, 12/01/10         1,000,000      1,082,840
    Refunding, FSA Insured, 6.625%, 12/01/16                                                   8,695,000      9,575,543
 Colorado (cont.)
 Castle Pines Metropolitan District, Refunding and Improvement, FSA Insured, Pre-Refunded,
   7.625%, 12/01/15                                                                          $ 1,500,000    $ 1,654,215
 Centennial Water and Sanitation District, Water and Sewer Revenue,
 Refunding, Series A, FSA Insured,
   5.125%, 12/01/17                                                                            5,000,000      5,117,678
 Colorado Association of School Boards, COP, Pueblo School District No. 60,
 Project Series A, MBIA Insured, Pre-Refunded,
  7.25%, 12/01/09                                                                              2,400,000      2,530,872
 Colorado Health Facilities Authority Revenue, Community Provider Pooled Loan Program, Series A,
   FSA Insured, 7.25%, 7/15/17                                                                 1,174,000      1,278,181
 Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%, 12/15/24                   2,455,000      2,692,718
 Colorado Springs Utilities Revenue, Refunding and Improvement, Series A, MBIA Insured,
   5.125%, 11/15/18                                                                            1,000,000      1,013,970
 Colorado State Board of Agriculture Revenue, MBIA Insured, 6.40%,
    3/01/11                                                                                      350,000        379,474
    3/01/17                                                                                      440,000        472,142
 Colorado Water Resource and Power Development Authority, Small Water Resource Revenue, Series A,
 FGIC Insured, Pre-Refunded,
  6.70%, 11/01/12                                                                              2,000,000      2,215,480
 Denver City and County Airport Revenue,
    ETM, Series C, MBIA Insured, 6.125%, 11/15/25                                              3,590,000      4,058,280
    Series A, MBIA Insured, 5.50%, 11/15/25                                                    7,250,000      7,553,993
    Series C, MBIA Insured, 6.125%, 11/15/25                                                   4,410,000      4,682,670
    Series D, MBIA Insured, 5.50%, 11/15/25                                                    3,900,000      4,063,527
    Series E, MBIA Insured, 5.50%, 11/15/25                                                    5,000,000      5,225,100
 Denver City and County Board, Water Commissioner, COP, FGIC Insured, 6.625%, 11/15/11         1,500,000      1,627,440
 Denver City and County Revenue, Children's Hospital Association Project, FGIC Insured, 6.00%,
  10/01/15                                                                                     3,000,000      3,220,200
 Denver City and County SFMR, Series A, GNMA Secured, 8.125%, 12/01/20                           685,000        701,077
 El Paso County SFMR, Series A, GNMA Secured, 8.00%, 9/01/22                                     310,000        325,156
 Garfield, Pitkin and Eagle Counties, Reorganized School District No. 1, MBIA Insured,
  Pre-Refunded, 6.60%, 12/15/14                                                                3,600,000      4,107,384
 Goldsmith Metropolitan District, Refunding, MBIA Insured, 6.125%, 12/01/12                    2,000,000      2,149,700
 Jefferson County COP, Refunding, MBIA Insured, 6.65%, 12/01/08                                5,000,000      5,553,050
 Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13                      250,000        266,955
 La Plata County School District No. R-9, Durango City, FGIC Insured, 6.55%, 11/01/12            490,000        540,000
 Morgan County PCR, First Mortgage, Public Service Co., Refunding, Series A, MBIA Insured,
  5.50%, 6/01/12                                                                               1,000,000      1,044,900
 Mountain College Residence Hall Revenue Authority, MBIA Insured,
    5.625%, 6/01/12                                                                            1,900,000      2,040,182
    5.75%, 6/01/23                                                                             3,000,000      3,199,110
 Parker Water and Sanitation District, Water and Sewer Revenue, Refunding, FGIC Insured, 6.20%,
  10/01/15                                                                                       275,000        291,825
 Postsecondary Educational Facilities Revenue Authority, University of Denver Project,
 Refunding, Connie Lee Insured,
  6.00%, 3/01/10                                                                               1,000,000      1,066,090
 Regional Transportation District Sales Tax Revenue, Refunding and Improvement, FGIC Insured,
   6.25%, 11/01/12                                                                               235,000        254,336
 University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured,
    5.20%, 11/15/17                                                                            5,675,000      5,785,663
    5.25%, 11/15/22                                                                            3,800,000      3,870,642
                                                                                                             ----------
                                                                                                             89,640,393
                                                                                                             ----------
 Connecticut .5%
 Connecticut State Health and Educational Facilities Authority Revenue,
    Danbury Hospital, Series E, MBIA Insured, 6.50%, 7/01/14                                   2,000,000      2,166,940
    Mansfield Nursing Home, AMBAC Insured, 6.00%, 11/01/22                                     2,450,000      2,628,164
    Trinity College, Series D, FGIC Insured, Pre-Refunded, 6.125%, 7/01/24                     2,000,000      2,245,040
 New Haven Air Rights Parking Facility Revenue, Refunding, MBIA Insured, 6.50%, 12/01/15       2,000,000      2,178,060
                                                                                                             ----------
                                                                                                              9,218,204
                                                                                                             ----------
 Delaware .3%
 Delaware State EDA, PCR, Refunding, Series B, AMBAC Insured, 6.75%, 5/01/19                   1,000,000      1,097,790
 Delaware State Health Facilities Authority Revenue, Medical Center, Refunding, MBIA Insured,
   Pre-Refunded, 7.00%, 10/01/15                                                               2,900,000      3,323,168
                                                                                                             ----------
                                                                                                              4,420,958
                                                                                                             ----------
 Florida 3.8%
 Bay Medical Center Hospital Revenue, Bay Medical Center Project, Refunding, AMBAC Insured,
  5.65%, 10/01/26                                                                              2,500,000      2,639,475
 Cape Coral, Franchise Fees Revenue, AMBAC Insured, 5.40%, 12/01/13                            1,800,000      1,895,220
 Celebration CDD, Special Assessment, Series B, MBIA Insured, 5.50%, 5/01/19                   2,375,000      2,478,028

 Florida (cont.)
 Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08               $ 200,000      $ 260,376
 Florida State Turnpike Authority Revenue, Department of Transportation, Series A, FGIC Insured,
  5.625%, 7/01/25                                                                              7,400,000      7,749,650
 Fort Myers Utility Revenue, Refunding, Series A, BIG Insured, 6.00%, 10/01/19                    25,000         25,468
 Hillsborough County IDA,
    PCR, Tampa Electric Co. Project, Refunding, MBIA Insured, 6.25%, 12/01/34                  1,000,000      1,115,800
    Revenue, University Community Hospital, MBIA Insured, 5.80%, 8/15/24                       3,000,000      3,214,980
 Lakeland Hospital System Revenue, Lakeland Regional Medical Center Project, Refunding, MBIA
   Insured, 5.25%, 11/15/25                                                                    1,250,000      1,265,663
 Lee County IDA, Utilities Revenue, Bonita Springs Utilities Project, Refunding, MBIA Insured, 6.05%,
    11/01/15                                                                                   1,000,000      1,100,260
    11/01/20                                                                                   1,000,000      1,100,980
 Lee County Solid Waste Systems Revenue, MBIA Insured, 5.375%, 10/01/15                        2,000,000      2,086,740
 Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21                  5,000,000      5,708,350
 North Port Utility Revenue, FGIC Insured, 6.20%, 10/01/12                                     2,000,000      2,208,380
 Opa-Locka Capital Improvement Revenue, Refunding, FGIC Insured, 6.125%, 1/01/24               1,000,000      1,096,920
 Orange County Health Facilities Authority Revenue, Orlando Regional Healthcare, Series A, MBIA
   Insured, 6.00%, 11/01/24                                                                    1,000,000      1,078,840
 Orange County School Board, COP, Series A, MBIA Insured, 5.375%, 8/01/22                      5,000,000      5,137,050
 Orlando and Orange County Expressway Authority Revenue, Junior Lien, FGIC Insured, 6.50%,
    7/01/10                                                                                      100,000        119,913
    7/01/12                                                                                      225,000        270,936
 Orlando Utilities Commission,Water and Electri Revenue,Series A,AMBAC Insured,5.50%,10/01/26  2,535,000      2,584,382
 Osceola County School Board COP, Refunding, Series A, AMBAC Insured, 5.50%, 6/01/19           1,000,000      1,037,550
 Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%, 4/01/17  1,000,000      1,079,010
 Panama City Water and Sewer Revenue, Refunding and Improvement, AMBAC Insured, 5.625%, 6/01/191,000,000      1,052,700
 Polk County IDAR, Winter Haven Hospital, Series 2, MBIA Insured, 6.25%, 9/01/15                 985,000      1,084,347
 Reedy Creek Improvement District, Utilities Revenue, Refunding, Series 1, MBIA Insured,
     5.00%, 10/01/19                                                                           3,500,000      3,506,405
 Saint Petersburg Public Utilities Revenue, MBIA Insured, 5.60%, 10/01/18                      3,910,000      4,098,071
 Sumter County School District Revenue, Multi-District Loan Program, FSA Insured,7.15%,11/01/15  250,000        321,925
 Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22                   2,000,000      2,052,800
 Vero Beach Electric Revenue, Refunding, Series A, MBIA Insured, 5.375%, 12/01/21              3,200,000      3,269,952
 West Palm Beach Utilities System Revenue, MBIA Insured, 5.75%, 10/01/27                       5,000,000      5,269,700
                                                                                                             ----------
                                                                                                             65,909,871
                                                                                                             ----------
 Georgia 2.0%
 Atlanta Water and Sewer Revenue, FGIC Insured,
    5.375%, 1/01/20                                                                            5,000,000      5,153,500
    5.25%, 1/01/27                                                                            10,000,000     10,166,700
 Bartow County Water and Sewage Revenue, Refunding, AMBAC Insured, Pre-Refunded, 8.00%,
   9/01/15                                                                                     2,860,000      2,917,200
 Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured, 6.10%, 10/01/14   1,535,000      1,786,894
 Burke County Development Authority, PCR, Georgia Power Co., Vogtle Project, Seventh Series, MBIA
   Insured, 6.625%, 10/01/24                                                                   2,000,000      2,090,260
 Cherokee County Water and Sewage Authority Revenue, FGIC Insured, 5.00%, 8/01/27              1,500,000      1,503,945
 Cherokee County Water and Sewage Revenue, Refunding, MBIA Insured, 6.90%, 8/01/18             1,000,000      1,089,200
 Columbia County Water and Sewage Revenue, Refunding, AMBAC Insured, 6.25%, 6/01/12            1,500,000      1,609,455
 Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A, MBIA
   Insured, 6.50%, 7/01/24                                                                     1,040,000      1,095,162
 Macon and Bibb County Urban Development Authority Revenue, Multifamily Housing,
 Refunding, Series A, MBIA Insured,
  5.55%, 1/01/24                                                                               1,590,000      1,649,482
 Municipal Electric Authority, Project One, Refunding, Sub-SeriesA,MBIA Insured,5.375%,1/01/19 5,000,000         25,100
 Upper Oconee Basin Water Authority Revenue, FGIC Insured, 5.25%, 7/01/27                      1,340,000      1,363,544
                                                                                                             ----------
                                                                                                             35,550,442
                                                                                                             ----------
 Hawaii 1.4%
 Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
    5/01/12                                                                                    1,000,000      1,093,080
    5/01/13                                                                                    1,000,000      1,092,290
 Hawaii State Airports System Revenue, Second Series, FGIC Insured, 7.50%, 7/01/20             5,000,000      5,399,050
 Hawaii State Department of Budget and Finance,
    Special Purpose Mortgage Revenue, Hawaiian Electric Co., MBIA Insured, 6.55%, 12/01/22     3,000,000      3,317,820
    Special Purpose Mortgage Revenue, St. Francis Medical Centers, Refunding, FSA Insured,
     6.50%, 7/01/22                                                                            4,000,000      4,385,640

 Hawaii (cont.)
 Hawaii State Department of Budget and Finance, (cont.)
    Special Purpose Revenue, Hawaiian Electric Co. Project, Series A, MBIA Insured,
     5.65%, 10/01/27                                                                         $ 5,000,000  $   5,379,600
    Special Purpose Revenue, Hawaiian Electric Co. Project, Series B, MBIA Insured,
     5.875%, 12/01/26                                                                          2,000,000      2,150,420
 Hawaii State Harbor Capital Improvement Revenue, FGIC Insured, 6.40%,
    7/01/05                                                                                      535,000        586,906
    7/01/06                                                                                      605,000        663,697
    7/01/07                                                                                      610,000        669,182
                                                                                                           ------------
                                                                                                             24,737,685
                                                                                                           ------------
 Idaho .1%
 Idaho State University at Boise Revenue, Student Fees, MBIA Insured, 6.50%, 4/01/19           1,000,000      1,116,450
                                                                                                           ------------
 Illinois 4.3%
 Aurora SFMR, GNMA Secured, AMBAC Insured, 7.80%, 12/01/15                                       385,000        400,473
 Blue Island Waterworks and Sewer Revenue, MBIA Insured, 5.55%, 12/01/24                       2,270,000      2,366,452
 Chicago Board of Education GO, Chicago School Reform, Series A, AMBAC Insured, 5.25%,
     12/01/30                                                                                  2,000,000      2,015,040
 Chicago Board of Education Lease, Refunding, Series A, MBIA Insured, 6.25%, 1/01/09             320,000        368,112
 Chicago Heights, MBIA Insured, Pre-Refunded, 7.40%, 12/01/03                                    100,000        110,658
 Chicago Project and Refunding, FGIC Insured, 5.25%, 1/01/28                                   9,775,000      9,860,043
 Cicero GO, FSA Insured, 6.90%, 12/01/12                                                       1,500,000      1,680,345
 Cook County Community College District No. 508, COP, FGIC Insured,
    8.50%, 1/01/02                                                                             7,470,000      8,524,540
    8.75%, 1/01/05                                                                             5,000,000      6,239,600
 Illinois Health Facilities Authority Revenue,
    Community Provider Pooled Loan Program, Series A, FSA Insured, 7.35%, 8/15/10              4,452,000      4,926,405
    ETM, Refunding, Series B, MBIA Insured, 7.90%, 8/15/03                                       403,000        459,351
    ETM, Series 1990, FSA Insured, 7.75%, 8/15/10                                                105,000        136,843
    Methodist Health Services Corp., Series G, BIG Insured, Pre-Refunded, 8.00%, 8/01/15       2,545,000      2,663,495
    Michael Reese Hospital, ETM, Series A, FSA Insured, 7.60%, 2/15/05                         4,280,000      4,911,043
    Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%, 11/15/28        5,000,000      4,957,850
    Series 1990, FSA Insured, 7.75%, 8/15/10                                                   2,525,000      2,746,594
    Series B, MBIA Insured, 7.90%, 8/15/03                                                     1,783,000      1,807,516
    Silver Cross Hospital, MBIA Insured, 7.00%, 8/15/21                                        1,000,000      1,096,060
 Illinois Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
 McCormick Place Expansion Project,
  Refunding, Series A, AMBAC Insured, 5.25%, 6/15/27                                           4,225,000      4,263,279
 Illinois State COP, FSA Insured, 6.95%, 7/01/13                                               5,750,000      6,366,860
 Macon County and Decatur COP, Decatur Public Building Commission, FGIC Insured, 6.50%, 1/01/06  300,000        341,895
 Onterie Center Project, HFC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 7.05%,
     7/01/27                                                                                   2,000,000      2,148,040
 Regional Transportation Authority, Series A, AMBAC Insured, 7.20%, 11/01/20                     300,000        389,712
bSouthwestern Illinois Development Authority, Retirement Community Revenue,
 Collateral, Meridian Village Project, GNMA
Secured,
    5.25%, 8/20/23                                                                             1,000,000      1,005,280
    5.30%, 8/20/38                                                                             5,690,000      5,694,893
                                                                                                           ------------
                                                                                                             75,480,379
                                                                                                           ------------
 Indiana .7%
 Fort Wayne Hospital Authority Revenue, Ancillary System, Inc.,
    Parkview Memorial Hospital Project, Series A, FGIC Insured, 7.50%, 11/15/11                  250,000        264,960
    Refunding, Series C, BIG Insured, Pre-Refunded, 8.125%, 7/01/18                            2,000,000      2,089,180
 Indiana Health Facility Financing Authority Hospital Revenue, Community Hospital
 Project, Refunding and Improvement,
  MBIA Insured, 6.40%, 5/01/12                                                                   250,000        271,960
 Indianapolis Gas Utility Revenue, Refunding, Series B, FGIC Insured, 4.00%, 6/01/15             500,000        452,690
 Jasper County PCR, Refunding, Collateralized, Northern Indiana Public Service Co., MBIA Insured,
   7.10%, 7/01/17                                                                                500,000        543,770
 Monroe County Hospital Authority Revenue, Bloomington Hospital Project, Refunding, BIG Insured,
   7.125%, 5/01/11                                                                             6,000,000      6,179,940
 Patoka Lake Regional Water and Sewer District, Waterworks Revenue, Series A, AMBAC Insured,
   6.45%, 1/01/15                                                                              1,500,000      1,679,145
 Rockport PCR, Michigan Power Co., Refunding, Series B, FGIC Insured, 7.60%, 3/01/16             185,000        203,641
                                                                                                           ------------
                                                                                                             11,685,286
                                                                                                           ------------
 Iowa .1%
 Davenport Hospital Revenue, St. Lukes Hospital, Series A, AMBAC Insured, Pre-Refunded,
    7.40%, 7/01/20                                                                             $ 200,000      $ 216,986
 Greater Iowa Housing Assistance Corp., Mortgage Revenue, Logan Park Project, Refunding,
    Series B, MBIA Insured, 6.50%, 1/01/24                                                     2,120,000      2,237,066
                                                                                                           ------------
                                                                                                              2,454,052
                                                                                                           ------------
 Kansas .5%
 Burlington PCR, Kansas Gas and Electric Co. Project, Refunding, MBIA Insured, 7.00%, 6/01/31  3,350,000      3,666,743
 Cowley and Shawnee Counties, SFMR, GNMA Secured, AMBAC Insured, 7.35%, 12/01/11               1,005,000      1,059,371
 Kansas State Development Finance Authority, Health Facility Revenue, MBIA Insured, 5.80%,
     11/15/21                                                                                  1,330,000      1,421,970
 Wichita Hospital Revenue, Refunding and Improvement, St. Francis, MBIA Insured, 6.25%,
     10/01/10                                                                                  2,000,000      2,189,820
 Wichita Water and Sewer Utility Revenue, Refunding and Improvement, Series B, FGIC Insured,
    6.00%, 10/01/12                                                                            1,000,000      1,041,140
                                                                                                           ------------
                                                                                                              9,379,044
                                                                                                           ------------
 Kentucky 1.6%
 Jefferson County Capital Projects Corp., Leasehold Revenue, MBIA Insured,
    5.375%, 6/01/22                                                                            2,000,000      2,059,920
    5.50%, 6/01/28                                                                             3,000,000      3,130,890
 Jefferson County Health Facilities Revenue,
    Alliant Health System Inc., Refunding, MBIA Insured, 5.125%, 10/01/27                     10,000,000     10,020,500
    Jewish Hospital Healthcare Services, Inc., AMBAC Insured, 6.55%, 5/01/22                   1,000,000      1,086,110
 Kenton County Water District No. 001, Waterworks Revenue, Series B, FGIC Insured, 5.70%,
     2/01/20                                                                                   1,250,000      1,325,863
 Kentucky Economic Development Financing Authority,
    Hospital Facilities Revenue, Baptist Healthcare System, Refunding, MBIA Insured, 5.00%,
     8/15/24                                                                                   2,000,000      1,991,300
    Hospital Facilities Revenue, St. Elizabeth Medical Center Project, Series A, FGIC Insured, 6.00%,
       12/01/22                                                                                2,375,000      2,542,580
 Medical Center Revenue, Ashland Hospital Corp., Refunding and Improvement, Series A, FSA
    Insured, 6.125%, 2/01/12                                                                   1,000,000      1,082,000
 Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drain
 System Revenue, Refunding, Series A, AMBAC
Insured,
  Pre-Refunded, 6.75%, 5/15/25                                                                 2,000,000      2,318,520
 Northern Kentucky University COP, Student Housing Facilities, FSA Insured, Pre-Refunded
   7.25%, 1/01/12                                                                              2,000,000      2,190,240
                                                                                                           ------------
                                                                                                             27,747,923
                                                                                                           ------------
 Louisiana .1%
 Jefferson Sales Tax District, Special Sales Tax Revenue, Refunding, Series A, BIG Insured,
   Pre-Refunded, 8.00%, 7/01/05                                                                1,700,000      1,761,472
 Louisiana Regional Transit Authority Revenue, Refunding, FGIC Insured, 8.00%, 12/01/13          150,000        154,596
 New Orleans Public Improvement, FGIC Insured, Pre-Refunded, 7.50%, 9/01/21                      500,000        565,590
                                                                                                           ------------
                                                                                                              2,481,658
                                                                                                           ------------
 Maine .7%
 Maine Health and Higher Educational Facilities Authority Hospital Revenue,
 Eastern Maine Health Care, FGIC Insured,
Pre-Refunded,
  6.625%, 10/01/11                                                                             2,000,000      2,196,980
 Maine Health and Higher Educational Facilities Authority Revenue,
    Series B, FSA Insured, Pre-Refunded, 7.00%, 7/01/24                                        2,000,000      2,329,380
    Series C, FSA Insured, 6.20%, 7/01/25                                                      2,015,000      2,200,400
 Maine State Turnpike Authority Revenue, MBIA Insured, Pre-Refunded, 6.00%,
    7/01/14                                                                                      525,000        584,498
    7/01/18                                                                                    2,500,000      2,783,325
 Old Orchard Beach GO, MBIA Insured,
    6.65%, 9/01/11                                                                             1,180,000      1,313,895
    Pre-Refunded, 6.65%, 9/01/12                                                                 535,000        602,260
                                                                                                           ------------
                                                                                                             12,010,738
                                                                                                           ------------
 Maryland .4%
 Maryland State Community Development Administration Department, Housing and Community Development Infrastructure
Financing,
  Series A, AMBAC Insured,
    6.625%, 6/01/12                                                                              245,000        269,652
    Pre-Refunded, 6.625%, 6/01/12                                                              1,755,000      1,955,579
 Maryland State Health and Higher Educational Facilities Authority Revenue,
 University of Maryland Medical System,
    Refunding, FGIC Insured, 5.00%, 7/01/20                                                    3,000,000      3,001,050
    Series B, FGIC Insured, 7.00%, 7/01/22                                                       200,000        256,810
 Maryland State Housing and Community Development Administration Department,
 Infrastructure Financing, Series A,
  AMBAC Insured, 6.70%, 6/01/22                                                                  820,000        915,842
                                                                                                           ------------
                                                                                                              6,398,933
                                                                                                           ------------
 Massachusetts 6.7%
 Boston Water and Sewer Commission Revenue, Series A, FGIC Insured, 6.00%, 11/01/21          $ 3,700,000    $ 3,873,789
 Central Berkshire Reglious School District GO, Series B, FSA Insured, 5.125%, 3/01/18         1,125,000      1,138,163
 Massachusetts Municipal Wholesale Electric Co., Power Supply System Revenue,
 Refunding, Series A, AMBAC Insured,
  6.00%, 7/01/18                                                                               4,455,000      4,703,277
 Massachusetts State Health and Educational Facilities Authority Revenue,
    Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26                           10,000,000     10,905,700
    Beverly Hospital, Series E, MBIA Insured, Pre-Refunded, 7.70%, 7/01/20                     1,500,000      1,633,875
    Caregroup Issue, Refunding, Series A, MBIA Insured, 5.00%, 7/01/18                         2,000,000      1,984,940
    Caregroup Issue, Refunding, Series A, MBIA Insured, 5.00%, 7/01/25                         5,000,000      4,919,800
    Harvard Pilgrim, Health, Series A, FSA Insured, 5.00%, 7/01/18                             3,000,000      2,977,410
    Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23                       1,000,000      1,016,190
    Massachusetts General Hospital, Series F, AMBAC Insured, 6.25%, 7/01/20                    9,220,000     10,061,233
    Massachusetts Medical Center, Series A, AMBAC Insured, 7.10%, 7/01/21                      1,000,000      1,097,370
    McLean Hospital, Refunding, Series C, FGIC Insured, 6.625%, 7/01/15                        1,085,000      1,198,014
    Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22                           8,500,000      9,404,910
    Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24                       12,200,000     12,485,724
    Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28                                  8,000,000      8,024,720
    Stonehill College, Refunding, Series E, MBIA Insured, 6.60%, 7/01/20                       2,000,000      2,206,560
    Youville Hospital, Refunding, Series B, MBIA Insured, 6.00%, 2/15/25                       2,000,000      2,145,720
 Massachusetts State Industrial Finance Agency Revenue,
    Babson College, Series A, MBIA Insured, 6.50%, 10/01/22                                    3,000,000      3,307,830
    Brandeis University, Series C, MBIA Insured, 6.80%, 10/01/19                               5,000,000      5,262,050
    Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%, 2/01/15        5,000,000      5,580,500
    Suffolk University, AMBAC Insured, 5.25%, 7/01/17                                          3,000,000      3,059,400
 Massachusetts State Port Authority Revenue,
    Refunding, Series A, FGIC Insured, 6.00%, 7/01/23                                          4,000,000      4,291,280
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/20                         1,590,000      1,658,672
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/21                         1,560,000      1,626,050
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/23                         2,155,000      2,244,433
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/24                         2,910,000      3,038,156
 Massachusetts State Water Resources Authority, Series A, FGIC Insured, 5.50%, 11/01/21        3,000,000      3,131,640
 Monson GO, School District, Series 1990, MBIA Insured, Pre-Refunded, 7.70%, 10/15/10          2,000,000      2,199,620
 Palmer GO, Series B, AMBAC Insured, Pre-Refunded, 7.70%, 10/01/10                             2,300,000      2,526,366
                                                                                                           ------------
                                                                                                            117,703,392
                                                                                                           ------------
 Michigan 4.0%
 Chippewa Valley Schools, Refunding, AMBAC Insured, 5.00%, 5/01/27                             1,000,000        990,910
 Detroit Sewerage Disposal Revenue, MBIA Insured, 5.00%, 7/01/25                               6,000,000      5,929,680
 Ecorse Public School District, FGIC Insured, 5.50%, 5/01/27                                   7,250,000      7,570,595
 Jackson County Hospital Finance Authority, Hospital Revenue, W.A. Foote Memorial Hospital
 Series A, AMBAC Insured,
  5.25%, 6/01/17                                                                                 750,000        767,258
 Kalamazoo Hospital Finance Authority, Hospital Facility Revenue, Bronson Methodist,
 Refunding and Improvement,
    MBIA Insured, 5.875%, 5/15/26                                                              5,500,000      5,861,515
    Series A, MBIA Insured, Pre-Refunded, 6.375%, 5/15/17                                      2,000,000      2,239,320
 Kent Hospital Finance Authority, Health Care Revenue, Butterworth Health System,
 Series A, MBIA Insured,
  Pre-Refunded 5.625%, 1/15/26                                                                10,000,000     11,041,600
 Marquette City Hospital Finance Authority Revenue, Marquette General Hospital,
 Refunding, Series D,
   FSA Insured, 6.10%, 4/01/19                                                                 5,000,000      5,478,450
 Michigan State Hospital Finance Authority Revenue,
    Hospital Botsford Obligation, Refunding, Series A, MBIA Insured, 5.25%, 2/15/22            2,000,000      2,025,720
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31                 5,000,000      4,936,200
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25                6,725,000      6,751,698
    St. John's Hospital and Medical Center, AMBAC Insured, 5.25%, 5/15/26                      3,000,000      3,027,000
    St. John's Hospital, Refunding, Series A, AMBAC Insured, 6.00%, 5/15/13                    2,500,000      2,691,000
 Michigan State Strategic Fund, Limited Obligation Revenue, Detroit Edison Co.,
 Pollution Project, Refunding,
    FGIC Insured, 6.875%, 12/01/21                                                               200,000        218,334
    Series BB, AMBAC Insured, 7.00%, 5/01/21                                                     250,000        324,623

 Michigan (cont.)
 Saginaw Valley State University, Revenue General, AMBAC Insured, 5.30%, 7/01/28             $ 3,400,000    $ 3,459,568
 Yale Public Schools District, Refunding, FSA Insured, 5.375%, 5/01/27                         3,845,000      3,928,821
 Zeeland Public Schools, Refunding, MBIA Insured, 5.25%, 5/01/24                               3,180,000      3,217,270
                                                                                                           ------------
                                                                                                             70,459,562
                                                                                                           ------------
 Minnesota 2.3%
 Agricultural and EDR Health Care System, Fairview Hospital, Refunding, Series A, MBIA Insured,
   5.75%, 11/15/26                                                                             5,000,000      5,411,950
 Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31           2,000,000      2,155,740
 Minneapolis St. Paul Housing Finance Board, MFMR, Mortgage Loan, Riverside Plaza Project,
   GNMA Secured, 8.20%, 12/20/18                                                               4,000,000      4,099,480
 Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22        2,220,000      2,355,154
 Northern Municipal Power Agency, Minnesota Electric System Revenue, Refunding, Series B,
   AMBAC Insured, 5.50%, 1/01/18                                                               2,100,000      2,157,351
 Southern Minnesota Municipal Power Agency, Power Supply System Revenue, Series A, AMBAC
    Insured, 5.75%, 1/01/18                                                                    2,870,000      3,040,478
 St. Louis Park Health Care Facilities Revenue, Healthsystem of Minnesota
 Obligated Group, Refunding, Series A, AMBAC
Insured,
  5.20%, 7/01/16                                                                               8,200,000      8,316,932
 Washington County, Raymie Johnson Apartments, Refunding, Series C, FGIC Insured, 6.30%,
     1/01/20                                                                                   2,415,000      2,612,764
 Washington County Governmental Housing, Scandia II, Series B, FGIC Insured, 6.30%, 7/01/24    1,200,000      1,293,564
 Western Minnesota Municipal Power Agency, Power Supply Revenue, Series A, MBIA Insured,
   6.125%, 1/01/16                                                                             8,350,000      8,398,013
                                                                                                           ------------
                                                                                                             39,841,426
                                                                                                           ------------
 Mississippi
 Harrison County Waste Water Management District Revenue, Waste Water Treatment
 Facilities, Refunding, Series A, FGIC
Insured,
  8.50%, 2/01/13                                                                                 200,000        285,744
                                                                                                           ------------
 Missouri .9%
 Kansas City IDA, Mortgage Revenue, Mortgage Presidential Gardens, Refunding, Series A, FNMA Secured,
   5.55%, 8/01/25                                                                              1,000,000      1,032,400
 Missouri State Health and Educational Facilities Authority, Health Facilities Revenue,
 Heartland Health System Project,
  AMBAC Insured, 6.35%, 11/15/17                                                               1,000,000      1,086,990
 Missouri State Housing Development Community Mortgage Revenue, Single Family,
 Series B, GNMA Secured,
   7.75%, 6/01/22                                                                              1,120,000      1,175,866
 Richmound Heights COP Partner Capital Improvement Projects, Series A, MBIA Insured, 5.30%,
     8/15/17                                                                                   2,000,000      2,043,640
 St. Charles County Public Facilities Authority Leasehold Revenue, FGIC Insured, 6.375%,
     3/15/07                                                                                   2,850,000      3,103,707
 St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19                                375,000        386,310
 St. Louis Municipal Finance Corp., Leasehold Revenue, City Justice Center,
 Refunding, Series A, AMBAC
   Insured, 5.95%, 2/15/16                                                                     2,000,000      2,178,560
 St. Louis Municipal Finance Corp., Leasehold Revenue, Refunding and Improvement, FGIC Insured,
   Pre-Refunded, 6.25%, 2/15/12                                                                2,025,000      2,275,614
 St. Louis School District GO, Refunding, FGIC Insured, 6.00%, 4/01/12                         2,950,000      3,166,412
                                                                                                           ------------
                                                                                                             16,449,499
                                                                                                           ------------
 Montana 1.2%
 Forsyth PCR, Refunding,
    Puget Sound Power and Light Project, AMBAC Insured, 6.80%, 3/01/22                         4,475,000      4,887,103
    Washington Water Co., Series A, MBIA Insured, 7.125%, 12/01/13                             5,000,000      5,286,400
 Helena Water Revenue, Series C, FGIC Insured, 6.65%, 11/01/12                                   750,000        827,550
 Montana State Board, Workers Compensation Investment Program, ETM, MBIA Insured, 6.875%,
     6/01/20                                                                                   8,500,000      9,260,070
 Montana State University Revenue, Higher Education Facilities,
 Acquisition and Improvement, Series C, MBIA Insured,
  6.00%, 11/15/14                                                                              1,000,000      1,001,850
                                                                                                           ------------
                                                                                                             21,262,973
                                                                                                           ------------
 Nebraska 2.7%
 Cass County School District No. 001, Plattsmouth Community Schools, FGIC Insured, Pre-Refunded,
   6.35%, 12/01/19                                                                             2,500,000      2,595,375
 Lancaster County Hospital Authority No. 1, Hospital Revenue, Bryan Memorial Hospital Project,
    ETM, MBIA Insured, 6.70%, 6/01/22                                                          2,500,000      2,908,750
    Series A, MBIA Insured, 5.375%, 6/01/19                                                    2,715,000      2,796,341
    Series B, MBIA Insured, 5.375%, 6/01/17                                                    5,000,000      5,187,150
 Lincoln Hospital Revenue, Lincoln General Hospital, Refunding, Series A, FSA Insured, 6.20%,
     12/01/14                                                                                  2,000,000      2,167,040
 Municipal Energy Agency of Nebraska, Power Supply System Revenue,
 Refunding, Series A, AMBAC Insured, 6.00%,
    4/01/15                                                                                    2,000,000      2,159,740
    4/01/17                                                                                    1,350,000      1,443,839
 Nebraska (cont.)
 Nebraska Educational Finance Authority Revenue, Creighton University Project, AMBAC Insured,
  5.95%, 1/01/11                                                                             $ 1,000,000    $ 1,098,120
 Nebraska Investment Finance Authority,
    Health Facilities Revenue, Children's Healthcare Services, AMBAC Insured, 5.50%, 8/15/27   2,000,000      2,088,100
    SFMR, Refunding, Series B, FGIC Insured, 8.00%, 7/15/17                                    2,855,000      2,933,256
    SFMR, Refunding, Series R1-A, FGIC Insured, 8.00%, 7/15/17                                   205,000        207,446
 Nebraska Public Power District, Revenue, Power System, Series A, MBIA Insured, Pre-Refunded, 5.25%,
    1/01/22                                                                                   12,200,000     13,033,504
    1/01/28                                                                                    7,900,000      8,439,728
                                                                                                           ------------
                                                                                                             47,058,389
                                                                                                           ------------
 Nevada .5%
 Carson City Hospital Revenue, Series B, AMBAC Insured, 5.40%, 3/01/17                         1,000,000      1,043,000
 Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17                                        250,000        303,525
 Clark County School District, Series A, MBIA Insured, 7.00%, 6/01/10                          4,000,000      4,978,960
 Sparks Public Safety GO, AMBAC Insured, Pre-Refunded, 7.50%, 10/01/09                         1,695,000      1,799,243
                                                                                                           ------------
                                                                                                              8,124,728
                                                                                                           ------------
 New Hampshire 1.2%
 New Hampshire Higher Educational and Health Facilities Authority Revenue,
 Concord Hospital, Refunding, AMBAC Insured, 6.00%, 10/01/26                                   4,300,000      4,644,043
    Mary Hitchcock Memorial Hospital, FGIC Insured, 5.75%, 8/15/23                            11,000,000     11,579,590
    University System, Refunding, MBIA Insured, 6.25%, 7/01/20                                 4,000,000      4,316,680
                                                                                                           ------------
                                                                                                             20,540,313
                                                                                                           ------------
 New Jersey 1.7%
 Essex County Improvement Authority Lease, Jail and Youth House Projects,
    AMBAC Insured, Pre-Refunded, 7.00%, 12/01/24                                               3,000,000      3,530,430
    Refunding, AMBAC Insured, 5.35%, 12/01/24                                                  4,000,000      4,107,600
 Essex County Improvement Authority Revenue, Garden State Cancer Center Project, AMBAC
   Insured, 6.00%, 12/01/20                                                                    2,525,000      2,755,533
 Hudson County COP, Correctional Facility, BIG Insured, Pre-Refunded, 7.60%, 12/01/21          5,000,000      5,149,650
 Mantua Township, New Jersey School District COP, MBIA Insured, Pre-Refunded, 7.25%, 6/30/10   1,700,000      1,839,757
 Middlesex County New Jersey, COP, MBIA Insured, 5.30%, 6/15/29                                3,575,000      3,672,562
 Mount Laurel Township Municipal Utilities Authority System Revenue, Refunding, Series A, MBIA
   Insured, 6.00%, 7/01/15                                                                     2,000,000      2,140,200
 New Jersey Health Care Facilities Financing Authority Revenue,
    Community Medical Center, Series D, MBIA Insured, Pre-Refunded, 6.00%, 7/01/19             2,000,000      2,041,640
    Muhlenberg Regional Medical Center, Series B, AMBAC Insured, 8.00%, 7/01/18                3,000,000      3,102,810
 New Jersey HFA, Home Buyer Revenue, Series C, MBIA Insured, 7.375%, 10/01/17                    485,000        506,684
 New Jersey State Turnpike Authority Revenue, Refunding, Series C, AMBAC Insured, 6.50%,1/01/16  300,000        363,900
                                                                                                           ------------
                                                                                                             29,210,766
                                                                                                           ------------
 New Mexico .5%
 Farmington, PCR, Public Service Co., Refunding, Series A, AMBAC Insured, 6.375%, 12/15/22     5,000,000      5,441,700
 Gallup PCR, Plains Electric Generation, Refunding, MBIA Insured, 6.65%, 8/15/17               2,000,000      2,212,840
 New Mexico Mortgage Finance Authority, SFMR, Series C, FGIC Insured, 8.625%, 7/01/17            920,000        939,219
                                                                                                           ------------
                                                                                                              8,593,759
                                                                                                           ------------
 New York 7.7%
 Central Square School District, FGIC Insured, 6.50%, 6/15/10                                    900,000      1,074,096
 Dutchess County IDA Civic Facilities Revenue, The Baird College Project, AMBAC Insured,
   5.375%, 6/01/27                                                                             3,945,000      4,049,976
 New York City GO, Series C, Sub-Series C-1, MBIA Insured, Pre-Refunded, 6.625%, 8/01/12         105,000        116,757
 New York City Municipal Water Finance Authority, Water and Sewer System Revenue, Series A,
   MBIA Insured, Pre-Refunded,
   7.25%, 6/15/15                                                                              2,000,000      2,150,460
 New York City Trust for Cultural Resources Revenue, New York Botanical Garden, MBIA Insured,
   5.80%, 7/01/26                                                                              2,000,000      2,123,180
 New York State Dormitory Authority Revenues,
    Brooklyn Law School, FSA Insured, 6.40%, 7/01/11                                           4,000,000      4,295,400
    City University, Series C, 7.00%, 7/01/14                                                  6,110,000      6,542,038
    City University, Series C, Prerefunded, 7.00%, 7/01/14                                     2,545,000      2,740,940
    Mt. Sinai School of Medicine, Refunding, MBIA Insured, 6.75%, 7/01/15                      1,500,000      1,625,865
    Pace University, MBIA Insured, 5.70%, 7/01/22                                              7,500,000      8,011,950
 New York (cont.)
 New York State Dormitory Authority Revenues, (cont.)
    Pace University, MBIA Insured, 5.75%, 7/01/26                                            $ 2,500,000    $ 2,681,075
    Pooled Capital Program, FGIC Insured, 7.80%, 12/01/05                                      4,335,000      4,453,302
    St. John's University, MBIA Insured, 5.70%, 7/01/26                                       15,000,000     16,010,400
    Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25                                     4,000,000      4,092,920
 New York State Energy Research and Development Authority, PCR,
    Central Hudson Gas, Series A, FGIC Insured, 7.375%, 10/01/14                               2,000,000      2,133,220
    Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured, 6.625%, 10/01/13            3,500,000      3,804,115
    Rochester Gas and Electric Project, Refunding, Series B, MBIA Insured, 6.75%, 1/15/27      5,000,000      5,317,750
    Rochester Gas and Electric Project, Refunding, Series B, MBIA Insured, 6.50%, 5/15/32      5,000,000      5,418,200
 New York State Medical Care Facilities, Financing Agency Revenue,
    North Shore University Hospital, Mortgage Project, Series A, MBIA Insured, Pre-Refunded,
      7.20%, 11/01/20                                                                          3,000,000      3,273,360
 Presbyterian Hospital, FHA Mortgage, Series A, MBIA Insured, 5.375%, 2/15/25                  3,055,000      3,119,735
 New York State Thruway Authority, General Revenue,
    Series B, MBIA Insured, 5.00%, 1/01/20                                                     6,635,000      6,638,583
    Series C, FGIC Insured, Pre-Refunded, 6.00%, 1/01/25                                       7,815,000      8,732,403
 Niagara Frontier Transportation Authority, Airport Revenue,
 Greater Buffalo International Airport, Series A, AMBAC
Insured,
  6.25%, 4/01/24                                                                               9,000,000      9,742,050
 Port Authority of New York and New Jersey, Consolidated,
    102nd Series, MBIA Insured, 5.625%, 10/15/17                                               5,000,000      5,279,550
    102nd Series, MBIA Insured, 5.875%, 10/15/27                                              10,000,000     10,636,800
    109th Series, FGIC Insured, 5.375%, 7/15/22                                               10,000,000     10,299,900
 Upper Mohawk Valley Regional Water Finance Authority, Water Systems Revenue, Series A,
   FSA Insured, 5.125%, 10/01/26                                                               1,495,000      1,513,224
                                                                                                           ------------
                                                                                                            135,877,249
                                                                                                           ------------
 North Carolina .4%
 Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25                                  1,000,000      1,067,840
 New Hanover County Hospital Revenue, New Hanover Regional Medical Center Project, AMBAC
   Insured, 5.75%, 10/01/26                                                                    1,150,000      1,233,582
 North Carolina Medical Care Community Hospital Revenue, Rex Healthcare, AMBAC Insured, 5.00%,
     6/01/17                                                                                   5,000,000      4,999,600
 North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue,
    ETM, MBIA Insured, 6.50%, 1/01/10                                                             20,000         23,009
    MBIA Insured, 6.50%, 1/01/10                                                                  80,000         83,988
                                                                                                           ------------
                                                                                                              7,408,019
                                                                                                           ------------
 North Dakota .4%
 Grand Forks Health Care System Revenue, Altru Health System Obligation Group, MBIA Insured,
   5.625%, 8/15/27                                                                             5,500,000      5,772,800
 North Dakota State Building Authority Lease Revenue, Department
 of Corrections and Rehabilitation, Series B, AMBAC
Insured,
  Pre-Refunded, 7.40%, 6/01/10                                                                   150,000        159,228
 North Dakota State Building Authority Revenue, Refunding, Series A, AMBAC Insured, Pre-Refunded,
   6.75%, 6/01/11                                                                                300,000        323,079
                                                                                                           ------------
                                                                                                              6,255,107
                                                                                                           ------------
 Ohio 3.6%
 Clermont County, Building and Road Improvement, Refunding, AMBAC Insured, 5.60%, 9/01/14      2,000,000      2,108,680
 Cleveland Airport System Revenue, Series A, FSA Insured, 5.125%, 1/01/27                      6,000,000      5,995,080
 Cleveland Waterworks First Mortgage Revenue, Series F, AMBAC Insured, Pre-Refunded, 6.50%,
     1/01/11                                                                                   1,625,000      1,788,426
 Elyria GO, FGIC Insured, 5.40%, 12/01/17                                                      2,400,000      2,484,552
 Hamilton Wastewater System Revenue, Series A, FSA Insured, 5.15%, 10/15/17                    3,015,000      3,073,672
 Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21                 1,750,000      1,871,013
 Montgomery County Hospital Facilities Revenue, Kettering Medical Center Facilities, MBIA Insured,
   Pre-Refunded, 7.50%, 4/01/14                                                               12,720,000     13,267,087
 Ohio HFA, SFMR, Series D, GNMA Secured, 7.05%, 9/01/16                                        3,105,000      3,289,002
 Ohio Municipal Electric Generation Agency, Joint Venture 5, AMBAC Insured, 5.375%, 2/15/24    5,500,000      5,642,835
 Ohio State Turnpike Commission, Turnpike Revenue, Series A, MBIA Insured, 5.50%, 2/15/26     15,900,000     16,675,602
 University of Cincinnati COP, University of Cincinnati University Center Project, MBIA Insured,
    5.125%, 6/01/24                                                                            2,950,000      2,975,636
 West Holmes Local School District, MBIA Insured, 5.375%, 12/01/17                             3,100,000      3,216,374
                                                                                                           ------------
                                                                                                             62,387,959
                                                                                                           ------------
 Oklahoma 1.0%
 Grady County HFA, SFMR, Refunding, Series A, FGIC Insured, 6.70%, 1/01/12                     $ 595,000      $ 637,697
 McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 1/01/23                               300,000        347,520
 Moore Public Works Authority Revenue, Refunding, AMBAC Insured, 7.60%, 7/01/06                5,000,000      5,258,800
 Muskogee County, HFAR, SFMR, Refunding, Series A, FGIC Insured, 7.60%, 12/01/10                 535,000        557,470
 Oklahoma State Turnpike Authority Revenue, Series A, AMBAC Insured, 6.00%, 1/01/12            2,000,000      2,150,460
 Owasso Public Works Authority, Public Improvement Revenue, FSA Insured, Pre-Refunded,
   7.40%, 11/01/07                                                                             1,255,000      1,275,419
 Pottawatomie County Development Authority Water Revenue, North Deer
 Creek Reservoir Project, AMBAC Insured, Pre-Refunded,
  7.375%, 7/01/26                                                                                250,000        270,890
 Tulsa County HFAR,
    Series A, GNMA Secured, 8.30%, 12/01/19                                                    3,755,000      3,850,002
    Series D, GNMA Secured, 6.95%, 12/01/22                                                      295,000        313,668
 Tulsa Industrial Authority Revenue, Holland Hall School Project,FSA Insured, 6.75%, 12/01/14  3,270,000      3,696,768
                                                                                                           ------------
                                                                                                             18,358,694
                                                                                                           ------------
 Oregon 1.9%
 Chemeketa Community College District, FGIC Insured, Pre-Refunded, 5.95%, 6/01/16              3,000,000      3,354,330
 Clackamas Oregon Community College District, MBIA Insured, 5.80%, 6/01/26                     2,500,000      2,669,900
 Deschutes and Jefferson Counties School District No. 2-J, Redmond, MBIA Insured, 5.60%,
     6/01/09                                                                                   1,500,000      1,576,215
 Josephine County School District No. 7, FGIC Insured, 5.70%, 6/01/13                          5,000,000      5,369,600
 Medford Oregon Hospital Facilities Authority Revenue, Asante Health System, Refunding, Series A,
    MBIA Insured, 5.00%, 8/15/24                                                               3,655,000      3,654,890
 Northern Wasco County, Peoples Utilities District, Oregon Electric Revenue, FGIC Insured, 5.625%,
   12/01/22                                                                                    1,000,000      1,053,460
 Ontario Catholic Health Corp., Hospital Facilities Authority Revenue,
Holy Rosary Medical Facility, Refunding, Series C,
  MBIA Insured, 5.50%, 11/15/12                                                                  700,000        747,859
 Oregon Health Sciences University Revenue, Series B, MBIA Insured, 5.25%, 7/01/15             1,500,000      1,555,860
 Oregon State Department of Administrative Services, COP, Series A,
    AMBAC Insured, 5.80%, 5/01/24                                                              5,000,000      5,378,550
    MBIA Insured, 5.70%, 5/01/17                                                               1,000,000      1,068,940
 Port of Portland International Airport Revenue, Portland International Airport, Series 11, FGIC Insured,
    5.625%, 7/01/26                                                                            1,000,000      1,047,990
 Washington County Unified Sewer Agency Revenue, Senior Lien,
    FGIC Insured, 5.50%, 10/01/16                                                              1,845,000      1,949,482
    Refunding, Series A, AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12                         1,000,000      1,113,610
 Western Lane Hospital District, Hospital Facilities Authority Revenue,
 Sisters of St. Joseph of Peace Health and Hospital Services,
  Refunding, MBIA Insured, 5.875%, 8/01/12                                                     3,000,000      3,285,900
                                                                                                           ------------
                                                                                                             33,826,586
                                                                                                           ------------
 Pennsylvania 1.7%
 Beaver County, Series A, MBIA Insured, Pre-Refunded, 5.90%, 10/01/26                          2,000,000      2,209,180
 Cambria County Hospital Development Authority Revenue, Conemaugh Valley Hospital,
 Refunding and Improvement, Series B,
  Connie Lee Insured, 6.375%, 7/01/18                                                          5,000,000      5,410,250
 Delaware River Port Authority, Pennsylvania and New Jersey Delaware River
 Bridges Revenue, Refunding, AMBAC Insured,
  Pre-Refunded, 7.375%, 1/01/07                                                                1,500,000      1,548,435
 Lehigh County General Purpose Authority Revenues, Hospital Healtheast,
 Inc., Refunding, Series A, MBIA Insured,
  7.00%, 7/01/15                                                                                 100,000        106,796
 Montgomery County IDAR, PCR, Philadelphia Electric Co., Series B, MBIA Insured, 6.70%,
     12/01/21                                                                                  8,000,000      8,706,720
 Pennsylvania Convention Center Authority Revenue, ETM, Series A, FGIC Insured, 6.00%, 9/01/19   500,000        564,540
 Pennsylvania State Pooled Finance Authority, Lease Revenue, Capital Improvement, Series B, MBIA
    Insured, 8.00%, 11/01/09                                                                   2,740,000      2,867,246
 Pennsylvania State Turnpike Commission Revenue, Refunding, Series P, AMBAC Insured, 6.00%,
     12/01/17                                                                                    500,000        538,335
 Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured, 6.10%,
     6/15/25                                                                                   4,000,000      4,326,600
 Philadelphia Water and Waste Water Revenue, Refunding, FSA Insured, 5.50%, 6/15/15            1,000,000      1,038,870
 Pittsburgh Water and Sewer System Authority Revenue, ETM, Refunding, FGIC Insured, 7.25%,
     9/01/14                                                                                      90,000        110,762
 Quaker Valley School District, FGIC Insured, Pre-Refunded, 5.70%, 1/15/19                     2,000,000      2,171,780
                                                                                                           ------------
                                                                                                             29,599,514
                                                                                                           ------------
 Rhode Island 1.3%
 Kent County Water Authority, General Revenue, Series A, MBIA Insured, 6.35%, 7/15/14          2,100,000      2,340,954
 Providence GO, Series A, FSA Insured, 5.70%, 7/15/19                                          3,000,000      3,201,420
 Rhode Island Clean Water Financing Agency Revenue, Wastewater Treatment System, Cranston,
   MBIA Insured, 5.80%, 9/01/22                                                               10,000,000     10,592,200
 Rhode Island (cont.)
 Rhode Island Health and Educational Building Corp. Revenue,
 Higher Educational Facilities, Roger Williams Facility,
  Connie Lee Insured, Pre-Refunded, 7.25%, 11/15/24                                          $ 2,000,000    $ 2,372,760
 Rhode Island Port Authority and Economic Development Corp. Revenue,
 Shepard Building Project, Series B, AMBAC Insured,
  Pre-Refunded, 6.75%, 6/01/25                                                                 2,000,000      2,300,340
 Rhode Island State, Series A, FGIC Insured, Pre-Refunded, 6.25%, 6/15/07                        175,000        190,600
 Rhode Island State Health and Educational Building Corp. Revenue, Lifespan Obligation Group, MBIA
    Insured, 5.75%, 5/15/23                                                                    1,750,000      1,866,568
                                                                                                           ------------
                                                                                                             22,864,842
                                                                                                           ------------
 South Carolina .4%
 Charleston Waterworks and Sewer Revenue, Refunding and Improvement, AMBAC Insured, 6.00%,
   1/01/16                                                                                       250,000        266,485
 Edgefield County School District, Refunding, FSA Insured, 8.50%, 2/01/01                        250,000        277,790
 Luxington Water and Sewer Revenue, FSA Insured, 5.45%, 4/01/19                                2,320,000      2,416,466
 Piedmont Municipal Power Agency, South Carolina Electric Revenue, Refunding, FGIC Insured, 6.25%,
   1/01/21                                                                                       200,000        236,086
 Richland County Hospital Facilities Revenue, Community Provider,
 Pooled Loan Program, ETM, Series A, FSA Insured,
  7.125%, 7/01/17                                                                              3,000,000      3,632,700
 Spartanburg Sanitation Sewer District, Sewer System Revenue Implementation, MBIA Insured,
  5.50%, 6/01/27                                                                                 500,000        517,885
                                                                                                           ------------
                                                                                                              7,347,412
                                                                                                           ------------
 South Dakota .7%
 Grant County PCR, Refunding, MBIA Insured, 5.90%, 6/01/23                                     4,800,000      5,041,536
 Lawrence County COP, Courthouse, FSA Insured, Pre-Refunded, 7.65%, 7/01/10                    2,000,000      2,174,880
 Sioux Falls Medical Clinic Revenue, AMBAC Insured, 8.00%, 9/01/08                             2,095,000      2,139,246
 South Dakota State Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16                      2,720,000      3,356,725
    South Dakota State University Revenue, Housing and Auxiliary Facilities, Refunding, Series A,
      MBIA Insured, 5.50%, 4/01/17                                                                20,000         20,579
                                                                                                           ------------
                                                                                                             12,732,966
                                                                                                           ------------
 Tennessee .4%
 Greater Tennessee Housing Assistance Corp., Mortgage Revenue,
 Refunding, Series A, MBIA Insured,
   6.00%, 7/01/24                                                                              1,430,000      1,482,481
 Johnson County Public Building Authority Revenue, Public Facilities, MBIA Insured, 5.125%,
     9/01/20                                                                                   1,665,000      1,685,130
 Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 7/01/15        200,000        216,550
 Trenton Special School District, AMBAC Insured, 5.75%, 11/01/20                               3,000,000      3,204,450
                                                                                                           ------------
                                                                                                              6,588,611
                                                                                                           ------------
 Texas 8.6%
 Austin Combined Utility System Revenue,
    BIG Insured, Pre-Refunded, 8.625%, 11/15/17                                                1,000,000      1,162,360
    Series A, BIG Insured, Pre-Refunded, 8.00%, 11/15/16                                       3,000,000      3,322,620
 Austin Utility System Revenue, Refunding, FGIC Insured,
    6.00%, 5/15/15                                                                                35,000         36,330
    Pre-Refunded, 6.00%, 5/15/15                                                                  15,000         15,408
 Bell County Texas Health Facilities Development Corp. Revenue,
 Hospital Cook Children's Medical, Refunding, FSA Insured,
  5.30%, 12/01/23                                                                              5,000,000      5,076,150
 Bexar County HFC Revenue, Series A, GNMA Secured, 8.20%, 4/01/22                              3,060,000      3,185,429
 Brazos River Authority Revenue, Houston Light and Power Co. Project, Refunding,
    Series A, AMBAC Insured, 6.70%, 3/01/17                                                    2,000,000      2,180,480
    Series D, FGIC Insured, 7.75%, 10/01/15                                                    3,360,000      3,437,549
 Coastal Bend Health Facilities Development Corp., Series B, AMBAC Insured, 6.30%, 1/01/17    12,230,000     13,252,550
 Dallas HFC, SFMR, GNMA Secured, 7.85%, 12/01/10                                                 705,000        742,266
 East Texas HFC, SFMR, Series 1990, GNMA Secured, 7.85%, 12/01/10                                635,000        670,839
 Faulkey Gully MUD, Waterworks and Sewerage System, Refunding, AMBAC Insured, 6.625%, 3/01/07  1,520,000      1,642,740
 Fort Bend County Levee Improvement District No. 011, AMBAC Insured, 6.00%,
    9/01/21                                                                                    1,395,000      1,498,607
    9/01/22                                                                                    1,495,000      1,606,034
    9/01/23                                                                                    1,610,000      1,723,634
 Grand Prairie Health Facilities, Dallas/Fort Worth Medical Center Project,
 Refunding, AMBAC Insured,
    6.875%, 11/01/10                                                                           2,700,000      3,115,746
 Harris County Hospital District Mortgage Revenue, Refunding, AMBAC Insured, 7.40%, 2/15/10    2,350,000      2,906,809
 Harris County Public Facilities Corp., Detention Facility Mortgage Revenue, MBIA Insured,
   Pre-Refunded, 7.80%, 12/15/11                                                               3,000,000      3,095,820
 Texas (cont.)
 Harris County Toll Road,
    Senior Lien, Series A, AMBAC Insured, 6.50%, 8/15/17                                     $ 1,580,000    $ 1,718,455
    Senior Lien, Series B, AMBAC Insured, 6.625%, 8/15/17                                        240,000        245,520
    Series A, FGIC Insured, 6.50%, 8/15/11                                                        35,000         38,630
 Houston Airport System Revenue, Subordinated Lien, Series A, FGIC Insured, 6.75%, 7/01/21     2,500,000      2,694,450
 Houston Water and Sewer System Revenue, Junior Lien, Refunding, Series C,
    AMBAC Insured, 6.375%, 12/01/17                                                              935,000      1,008,790
    MBIA Insured, 5.75%, 12/01/15                                                                500,000        528,085
    MBIA Insured, 6.375%, 12/01/22                                                             6,380,000      6,927,085
 Lubbock HFC, SFMR, Mortgage Extension Program, Refunding, Series B, BIG Insured, 8.875%,
     12/01/12                                                                                    750,000        756,045
 Matagorda County Navigation District No. 1,
    Houston Light and Power Co., Refunding, Series C, FGIC Insured, 7.125%, 7/01/19            2,000,000      2,093,660
    Houston Light and Power Co., Refunding, Series E, FGIC Insured, 7.20%, 12/01/18              100,000        106,096
    PCR, Central Power and Light Co. Project, AMBAC Insured, 7.50%, 12/15/14                     200,000        215,360
    PCR, Central Power and Light Co. Project, Refunding, Series E, MBIA Insured, 6.10%,
     7/01/28                                                                                  12,850,000     13,475,281
    Revenue, Houston Industrial Inc. Project, Refunding, Series A, MBIA Insured, 5.25%,
     11/01/29                                                                                  3,185,000      3,196,148
    Revenue, Houston Industrial Inc. Project, Refunding, Series B, MBIA Insured, 5.15%,
     11/01/29                                                                                  2,750,000      2,782,065
 Palo Duro River Authority, Refunding, FSA Insured, 6.375%, 8/01/08                            6,000,000      6,143,340
 Portland Community Center Complex Development Corp. Sales Tax Revenue, Refunding, AMBAC
    Insured, 5.45%, 2/15/25                                                                    1,450,000      1,497,517
 Sabine River Authority, PCR, Texas Utilities Electric Co. Project, Collateralized, Refunding, FGIC
   Insured, 6.55%, 10/01/22                                                                    3,250,000      3,542,110
 San Antonio Water Revenue,
 MBIA Insured, 6.50%, 5/15/10                                                                  2,920,000      3,206,248
    Refunding and Improvement, MBIA Insured, 5.60%, 5/15/21                                    3,250,000      3,403,270
 San Marcos Waterworks and Sewer Systems Revenue, Series 1998, FSA Insured, 5.125%, 8/15/20    2,870,000      2,901,742
 San Patricio County COP, MBIA Insured, 6.60%, 4/01/07                                         2,500,000      2,704,200
 Smithville HDC Mortgage Revenue, Smithville Retirement, Refunding, Series A, MBIA Insured,
     6.40%, 1/01/22                                                                            1,065,000      1,137,356
 Southeast HDC Mortgage Revenue, Stonegate Retirement, MBIA Insured, 6.40%, 1/01/24            1,170,000      1,271,849
 Tarrant County Health Facilities Development Corp., Hospital Revenue,
 FT. Worth Osteopathic Hospital, MBIA Insured,
  5.125%, 5/15/21                                                                              2,905,000      2,922,604
 Tarrant County HFC,
    Health System Revenue, Harris Methodist Health System, ETM, MBIA Insured, 6.00%, 9/01/24   3,250,000      3,564,145
    SFMR, ETM, Series A, GNMA Secured, 8.00%, 7/01/21                                          7,390,000      7,598,841
 Texas Health Facilities Development Corp. Hospital Revenue,
All Saints Episcopal Hospitals, Refunding, Series B, MBIA Insured,
    6.25%, 8/15/22                                                                             2,500,000      2,719,450
    6.375%, 8/15/23                                                                            4,885,000      5,340,526
 Texas State Turnpike Authority Revenue, Dallas North Tollway, Refunding, AMBAC Insured,
    5.00%, 1/01/20                                                                             7,250,000      7,262,688
 Texas Water Resources Financial Authority Revenue, AMBAC Insured, 7.50%, 8/15/13              5,340,000      5,531,599
 Travis County HFC, SFMR, GNMA Secured, 8.20%, 4/01/22                                         2,820,000      2,924,453
 Tyler Health Facilities Development COP, Hospital Revenue, East Texas Medical Center Project,
    Series B, FSA Insured, 5.50%, 11/01/17                                                     1,000,000      1,051,040
    Series C, FSA Insured, 5.60%, 11/01/27                                                     1,430,000      1,503,860
                                                                                                           ------------
                                                                                                            150,683,879
                                                                                                           ------------
 US Territories
 District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16                      875,000        883,750
                                                                                                           ------------
 Utah 1.3%
 Intermountain Power Agency, Power Supply Revenue, Refunding,
    Series A, AMBAC Insured, 5.50%, 7/01/20                                                    4,680,000      4,810,853
    Series B, MBIA Insured, 5.75%, 7/01/19                                                     3,250,000      3,505,255
 Provo Electric System Revenue, ETM, Refunding, Series A, AMBAC Insured, 10.375%, 9/15/15         40,000         58,962
 Utah County Hospital Revenue, IHC Health Services, Inc., MBIA Insured, 5.25%,
    8/15/21                                                                                    5,000,000      5,061,700
    8/15/26                                                                                    5,000,000      5,042,300
 Utah State Board of Regents, Student Loan Revenue, Series H, AMBAC Insured, 6.70%, 11/01/15   1,080,000      1,142,262
 White City Water Implementation District GO, Refunding, AMBAC Insured, 5.30%, 2/01/25         3,435,000      3,495,456
                                                                                                           ------------
                                                                                                             23,116,788
                                                                                                           ------------
 Vermont .7%
 Swanton Village Electric System Revenue, Refunding, MBIA Insured, 5.75%, 12/01/19           $ 1,740,000    $ 1,877,495
 Vermont, COP, MBIA Insured, Pre-Refunded, 7.25%, 6/15/11                                      2,205,000      2,379,217
 Vermont Home Mortgage, Series B, MBIA Insured, 7.60%, 12/01/24                                6,630,000      6,963,821
 Vermont Municipal Bond Bank, Series 2, FSA Insured, 6.25%, 12/01/19                           1,000,000      1,076,150
                                                                                                           ------------
                                                                                                             12,296,683
                                                                                                           ------------
 Virginia 1.6%
 Chesapeake Bay Bridge and Tunnel Commission, Virginia District Revenue,
 General Resolution, Refunding, MBIA Insured,
  5.75%, 7/01/25                                                                               9,850,000     10,157,025
 Chesapeake IDA, Public Facilities, Lease Revenue, Chesapeake Jail Project, MBIA Insured,
   6.00%, 6/01/12                                                                              5,000,000      5,474,300
 Danville IDA, Hospital Revenue, Danville Regional Medical Center,
 Refunding, FGIC Insured, Pre-Refunded,
   6.50%, 10/01/24                                                                             1,000,000      1,138,620
 Hampton Roads Regional Jail Authority, Jail Facilities Revenue, Series A, MBIA Insured,
   5.00%, 7/01/28                                                                              3,405,000      3,399,518
 Spotsylvania County Water and Sewer System Revenue GO, MBIA Insured, 5.40%, 6/01/27           3,850,000      3,973,277
 Winchester IDA, Educational Facilities Revenue, First Mortgage,
 Shenandoah University Project, MBIA Insured,
    5.00%, 10/01/18                                                                            1,000,000      1,001,760
    5.25%, 10/01/28                                                                            2,420,000      2,472,054
                                                                                                           ------------
                                                                                                             27,616,554
                                                                                                           ------------
 Washington 5.4%
 Bellingham Housing Authority Revenue, Pacific Rim and Cascade Meadows Projects, Refunding, MBIA
   Insured, 5.20%, 11/01/27                                                                    4,000,000      4,027,960
 Douglas County PUD No. 001, Electric Distribution System Revenue, MBIA Insured, 6.00%, 1/01/15  900,000        984,006
 Everett COP, Series A, AMBAC Insured, Pre-Refunded, 7.25%, 4/01/09                              850,000        923,075
 Grant County PUD No. 002, Wanapum Hydro-Electric Revenue, Second Series, Series B, AMBAC
   Insured, 6.75%, 1/01/23                                                                     2,000,000      2,159,040
 King County Public Hospital District No. 001, Hospital Facilities Revenue,
 Valley Medical Center, King County Sewer, MBIA Insured,
  Pre-Refunded, 6.125%, 1/01/33                                                                3,000,000      3,260,250
 Kitsap County School District No. 100-C, Refunding, MBIA Insured, 6.60%, 12/01/08             1,015,000      1,116,175
 Klickitat County PUD No. 001, Electric Revenue, FGIC Insured,
    5.65%, 10/01/15                                                                            1,000,000      1,057,690
    5.75%, 10/01/27                                                                            1,000,000      1,057,460
 Mason County School District No. 402, Pioneer, MBIA Insured, 6.60%, 12/01/11                  1,040,000      1,175,158
 Pierce County School District No. 003, Puyallup, FGIC Insured, 5.70%, 12/01/15                1,000,000      1,068,790
 Port of Longview, Cowlitz County, Airport and Marina Improvements, MBIA Insured, 6.00%,
     11/01/15                                                                                  2,000,000      2,201,440
 Seatac Storm Water Revenue, MBIA Insured, 6.50%, 12/01/13                                     2,890,000      3,208,594
 Seattle Metropolitan Sewer System Revenue, Series W, MBIA Insured, 6.30%, 1/01/33            11,000,000     11,802,780
 Seattle Water System Revenue, FGIC Insured, 5.625%, 8/01/26                                   2,000,000      2,110,940
 Snohomish County PUD No. 001, Electric Revenue, Generation System, ETM, FGIC Insured, 6.65%,
     1/01/16                                                                                   4,250,000      4,993,453
 Spokane Public Facilities District, Hotel, Motel and Sales Use Tax Revenue,
 Multi-Purpose Arena Project, AMBAC Insured,
  6.50%, 1/01/18                                                                               5,000,000      5,377,200
 Tacoma Electric System Revenue, Refunding,
    AMBAC Insured, 6.25%, 1/01/11                                                                500,000        541,010
    FGIC Insured, 6.25%, 1/01/15                                                               6,190,000      6,749,081
 Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22                                           3,400,000      3,586,388
 Thurston and Pierce Counties, Community Schools, Series B, AMBAC Insured, 6.65%, 12/01/09     1,305,000      1,453,144
 Washington Public Power Supply System, Nuclear Project No. 1 Revenue, Refunding,
    Series A, MBIA Insured, 6.25%, 7/01/17                                                       420,000        451,093
    Series C, FGIC Insured, Pre-Refunded, 7.75%, 7/01/08                                       2,500,000      2,723,000
 Washington State Health Care Facilities Authority Revenue,
    Swedish Health Services, Refunding, AMBAC Insured, 5.50%, 11/15/28                        15,370,000     15,823,415
    Swedish Hospital Medical Center, AMBAC Insured, Pre-Refunded, 6.30%, 11/15/22              3,250,000      3,601,845
 Washington State HFA, Series A, GNMA Secured, 7.70%, 7/01/32                                  2,860,000      2,969,595
 Washington State University Revenues, Housing and Dining System, Refunding, MBIA Insured,
    6.40%, 10/01/24                                                                            6,130,000      6,772,608
 Western Washington University Revenue, Housing and Dining System,
    MBIA Insured, 6.375%, 10/01/22                                                                80,000         86,195
    Refunding, MBIA Insured, 6.70%, 10/01/11                                                     235,000        252,841
    Refunding, MBIA Insured, 6.375%, 10/01/21                                                    770,000        811,033
 Whatcom County School District No. 501, Bellingham, FGIC Insured, 6.125%, 12/01/13            2,000,000      2,185,280
 Yakima-Tieton Irrigation District Revenue, Refunding, FSA Insured, 6.20%, 6/01/19               350,000        378,924
                                                                                                           ------------
                                                                                                             94,909,463
                                                                                                           ------------
 West Virginia 2.0%
 Harrison County, Community Solid Waste Disposal Revenue, Potomac Edison Co., Series C, AMBAC
  Insured, 6.75%, 8/01/24                                                                    $11,560,000   $ 12,837,958
 Monongalia County Building Community Hospital Revenue, Monongalia General Hospital,
 Refunding, Series B, MBIA Insured,
  6.50%, 7/01/17                                                                               1,000,000      1,068,440
 South Charleston Hospital Revenue, Herbert J. Thomas Memorial Hospital,
 Refunding, BIG Insured, Pre-Refunded, 8.00%,
    10/01/04                                                                                   3,060,000      3,131,635
    10/01/10                                                                                   2,400,000      2,456,184
 West Virginia State GO, Series A, FGIC Insured, 5.00%, 11/01/21                               5,000,000      4,992,850
 West Virginia State HDA, SFMR, MBIA Insured, Pre-Refunded, 7.40%, 11/01/11                    2,000,000      2,032,360
 West Virginia State University Revenue, Refunding, AMBAC Insured, 6.00%, 4/01/12              2,250,000      2,443,388
 West Virginia State Water Development Authority Revenue,
    Loan Program, Refunding, Series A, FSA Insured, 7.00%, 11/01/25                            2,750,000      2,994,640
    Loan Program II, Series B, FSA Insured, Pre-Refunded, 7.50%, 11/01/29                      3,000,000      3,192,090
                                                                                                           ------------
                                                                                                             35,149,545
                                                                                                           ------------
 Wisconsin 1.6%
 Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E, FGIC
   Insured, 6.90%, 8/01/21                                                                       3,000,000    3,835,080
 Wisconsin Health Educational Revenue,
    Community Provider Program, Series A, FSA Insured, 7.50%, 1/15/04                          1,965,000      2,029,865
    Series A, FSA Insured, 7.50%, 1/15/09                                                      2,000,000      2,066,460
 Wisconsin State Health and Educational Facilities Authority Revenue,
    Aurora Health Care Inc., Refunding, MBIA Insured, 5.25%, 8/15/27                          20,275,000     20,408,815
    Refunding, Series AA, MBIA Insured, 6.25%, 6/01/20                                           500,000        532,550
                                                                                                           ------------
                                                                                                             28,872,770
                                                                                                           ------------
 Wyoming 1.3%
 Gillette Health Facilities Revenue, Lutheran Hospital and Home Society, Refunding, MBIA Insured,
     5.90%, 1/01/16                                                                              500,000        531,595
 Natrona County Hospital Revenue, Wyoming Medical Center Projects, Refunding, AMBAC Insured,
     6.00%, 9/15/24                                                                            9,885,000     10,612,141
 University of Wyoming, University Facilities Revenues, MBIA Insured, 7.10%, 6/01/10           2,245,000      2,346,676
 Wyoming CDA, AMBAC Insured, 6.00%, 6/01/23                                                    6,750,000      7,053,278
 Wyoming Municipal Power Agency, Power Supply System Revenue, Refunding, Series A, MBIA
    Insured, 6.125%, 1/01/16                                                                   2,000,000      2,151,980
                                                                                                           ------------
                                                                                                             22,695,670
                                                                                                           ------------
 Total Long Term Investments (Cost $1,616,909,818)                                                        1,737,825,171
                                                                                                           ------------
aShort Term Investments .4%
 Allegheny County Hospital Development Authority Revenue,
 Presbyterian University Hospital, Series B1,
  Weekly VRDN and Put, 3.35%, 3/01/18                                                            800,000        800,000
 Arkansas State Development Finance Authority,
Higher Education Capital Asset, Series A 1995, FGIC Insured, Weekly VRDN
  and Put, 3.25%, 12/01/15                                                                       600,000        600,000
 Farmington New Mexico PCR, Arizona Public Service Co.,
 Refunding, Series B, Daily VRDN and Put,
   3.25%, 9/01/24                                                                              3,000,000      3,000,000
 Indiana State Development Financing Authority Revenue,
Bayer Corp. Project, Refunding, Daily
   VRDN and Put, 3.30%, 3/01/09                                                                1,200,000      1,200,000
 Maricopa County IDA, Hospital Facility Revenue,
 Samaritan Health Service Hospital, Series B2, MBIA
   Insured, Daily VRDN and Put,
  3.25%, 12/01/08                                                                                900,000        900,000
 University Arkansas University Revenue, UAMS Campus, Refunding, MBIA Insured, Weekly
   VRDN and Put, 3.30%, 12/01/19                                                                 100,000        100,000
                                                                                                           ------------
 Total Short Term Investments (Cost $6,600,000)                                                               6,600,000
                                                                                                           ------------
 Total Investments (Cost $1,623,509,818) 99.3%                                                            1,744,425,171
 Other Assets, less Liabilities .7%                                                                          12,955,596
                                                                                                           ------------
 Net Assets 100.0%                                                                                       $1,757,380,767
                                                                                                           ============

See glossary of terms on page 96.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.



                          See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Massachusetts Insured Tax-Free Income Fund
                                                           Six Months Ended
                                                            August 31, 1998          Year Ended February 28,
Class I                                                     (unaudited)    1998      1997      19961     1995     1994
-------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                          $11.75      $11.54    $11.65    $11.34    $11.81    $11.73
                                                            -------------------------------------------------------------
Income from investment operations:
 Net investment income                                           .30         .61       .63       .66       .66       .67
 Net realized and unrealized gains (losses)                      .09         .35      (.10)      .31      (.47)      .09
                                                            -------------------------------------------------------------
Total from investment operations                                 .39         .96       .53       .97       .19       .76
                                                            -------------------------------------------------------------
Less distributions from:
 Net investment income                                          (.30)       (.61)     (.64)2    (.66)     (.66)     (.68)
 In excess of net investment income                               --        (.01)       --        --        --        --
 Net realized gains                                             (.05)       (.13)       --        --        --        --
                                                            -------------------------------------------------------------
Total distributions                                             (.35)       (.75)     (.64)     (.66)     (.66)     (.68)
                                                            -------------------------------------------------------------
Net asset value, end of period                                $11.79      $11.75    $11.54    $11.65    $11.34    $11.81
                                                            =============================================================

Total return*                                                   3.33%       8.50%     4.75%     8.80%     1.83%     6.39%

Ratios/supplemental data
Net assets, end of period (000's)                              $337,498    $328,147  $325,065  $301,529  $288,331  $307,013
Ratios to average net assets:
 Expenses                                                        .70%**      .68%      .68%      .69%      .67%      .60%
 Net investment income                                          5.04%**     5.21%     5.51%     5.67%     5.89%     5.69%
Portfolio turnover rate                                         3.02%      30.46%    29.22%    10.29%    16.90%    13.82%



Class II
------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                          $11.80      $11.59    $11.69    $11.36
                                                            ------------------------------------------
Income from investment operations:
 Net investment income                                           .26         .55       .57       .50
 Net realized and unrealized gains (losses)                      .09         .34      (.09)      .32
                                                            ------------------------------------------
Total from investment operations                                 .35         .89       .48       .82
                                                            ------------------------------------------
Less distributions from:
 Net investment income                                          (.26)       (.55)     (.58)2    (.49)
 Net realized gains                                             (.05)       (.13)       --        --
                                                            ------------------------------------------
Total distributions                                             (.31)       (.68)     (.58)     (.49)
                                                            ------------------------------------------
Net asset value, end of period                                $11.84      $11.80    $11.59    $11.69
                                                            ==========================================

Total return*                                                   3.02%       7.86%     4.22%     7.36%

Ratios/supplemental data
Net assets, end of period (000's)                              $18,348     $13,937    $6,378   $2,759
Ratios to average net assets:
 Expenses                                                       1.26%**     1.25%     1.25%     1.26%**
 Net investment income                                          4.46%**     4.59%     4.96%     5.06%**
Portfolio turnover rate                                         3.02%      30.46%    29.22%    10.29%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to
May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.
2Includes distributions in excess of net investment income in the amount of $.001.



                                   See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1998 (unaudited)

                                                                                                 PRINCIPAL
 Franklin Massachusetts Insured Tax-Free Income Fund                                              AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
aLong Term Investments 98.2%
 Ashburnham and Westminister, Regional School District, MBIA Insured, 6.00%, 12/15/13          $ 2,700,000  $ 2,940,381
 Attleboro Municipal Purpose GO, AMBAC Insured, 6.00%,
    7/01/11                                                                                      1,045,000    1,136,124
    7/01/12                                                                                      1,045,000    1,136,124
    7/01/13                                                                                        685,000      744,732
    7/01/14                                                                                        755,000      818,813
 Blackstone-Milville School District, AMBAC Insured, 6.50%,
    5/01/08                                                                                        705,000      770,798
    5/01/09                                                                                        750,000      819,998
    5/01/10                                                                                        795,000      867,782
 Boston Massachusetts GO, Refunding, Series B, FGIC Insured, 5.25%, 4/01/14                      3,335,000    3,441,253
 Boston Massachusetts Revenue, Boston City Hospital, Refunding, Series B, MBIA Insured,
    5.75%, 2/15/23                                                                              10,500,000   10,914,645
 Boston Water and Sewage Commission, General Revenue, Series A,
    BIG Insured, 7.25%, 11/01/06                                                                 3,000,000    3,017,070
    GNMA Secured, Pre-Refunded, 7.10%, 11/01/19                                                  1,400,000    1,483,328
 Central Berkshire GO, School District, MBIA Insured, Pre-Refunded, 7.25%, 6/01/08               1,095,000    1,181,122
 Chelsea Massachusetts GO, State Qualified, Refunding, AMBAC Insured, 5.125%, 6/15/16            1,750,000    1,783,233
 Framingham Housing Authority Mortgage Revenue, Beaver Terrace Apartments, Series A,
   GNMA Secured, 6.65%, 2/20/32                                                                  1,650,000    1,732,533
 General Transportation System,
    Series A, FSA Insured, Pre-Refunded, 5.625%, 3/01/26                                         1,470,000    1,614,251
    Series B, AMBAC Insured, 5.375%, 3/01/25                                                     4,570,000    4,677,898
 Greenfield GO, MBIA Insured, 6.50%,
    10/15/08                                                                                       500,000      543,095
    10/15/09                                                                                       500,000      542,330
 Holyoke GO, School Project Loans, MBIA Insured, Pre-Refunded, 8.05%, 6/15/04                    1,000,000    1,173,610
 Hudson GO, MBIA Insured, 6.00%,
    5/15/13                                                                                        250,000      271,475
    5/15/14                                                                                        240,000      259,987
 Lenox GO, Refunding, AMBAC Insured,
    6.60%, 10/15/11                                                                              1,000,000    1,087,550
    6.625%, 10/15/15                                                                               500,000      544,290
 Leominster GO, MBIA Insured, Pre-Refunded, 7.50%, 4/01/09                                         450,000      485,028
 Ludlow GO, School Project, Limited Tax, MBIA Insured,
    7.30%, 11/01/07                                                                                210,000      257,809
    7.30%, 11/01/08                                                                                210,000      259,839
    7.40%, 11/01/09                                                                                210,000      266,354
 Lynn Water and Sewer Commission, General Revenue, Series A,
    FSA Insured, 5.125%, 12/01/17                                                                3,000,000    3,039,150
    MBIA Insured, Pre-Refunded, 7.25%, 12/01/10                                                  4,000,000    4,379,240
 Mansfield Municipal Purpose Loan, FGIC Insured, 5.125%, 8/15/17                                 1,685,000    1,711,067
 Martha's Vineyard, Regional High School District No. 100, AMBAC Insured,
    6.55%, 12/15/10                                                                                830,000      940,573
    6.60%, 12/15/11                                                                                725,000      825,710
    6.65%, 12/15/12                                                                                880,000    1,004,634
    6.70%, 12/15/14                                                                                210,000      240,316
 Mashpee GO, MBIA Insured, 5.50%, 2/01/17                                                        2,000,000    2,111,500
 Mashpee Water District GO, MBIA Insured, 6.40%, 10/15/12                                          500,000      547,990
 Massachusetts Bay Transportation Authority, COP, BIG Insured, 7.75%, 1/15/06                    2,500,000    3,066,050
 Massachusetts Education Loan Authority Revenue, Issue D, Series A, MBIA Insured, 7.25%, 1/01/09 1,830,000    1,932,370
 Massachusetts State Health and Educational Facilities Authority Revenue,
    Bay State Medical Center, Refunding, Series D, FGIC Insured, 6.00%, 7/01/15                  1,500,000    1,622,115
    Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26                              5,000,000    5,452,850
    Bentley College, Series I, MBIA Insured, Pre-Refunded, 6.125%, 7/01/17                       1,250,000    1,349,038
    Berklee College of Music, Series E, MBIA Insured, 5.00%, 10/01/16                            1,180,000    1,180,944
    Berkshire Health System, Series A, MBIA Insured, Pre-Refunded, 7.50%, 10/01/08               2,000,000    2,046,140
    Berkshire Health System, Series A, MBIA Insured, Pre-Refunded, 6.75%, 10/01/19               1,500,000    1,503,825
    Berkshire Health System, Series D, MBIA Insured, 6.00%, 10/01/19                             5,500,000    6,001,710
    Beverly Hospital, Lot 1, Refunding, Series D, MBIA Insured, 7.30%, 7/01/13                   1,900,000    1,992,948
    Beverly Hospital, Lot 2, Series D, MBIA Insured, Pre-Refunded, 7.30%, 7/01/19                4,000,000    4,203,120
 Massachusetts State Health and Educational Facilities Authority Revenue, (cont.)
    Boston College, Series J, FGIC Insured, 6.625%, 7/01/21                                    $ 2,250,000  $ 2,447,145
    Brigham and Women's Hospital, Series C, MBIA Insured, Pre-Refunded, 7.00%, 6/01/18             500,000      522,760
    Cable Housing and Health Services, Series A, MBIA Insured, 5.25%, 7/01/23                    1,000,000    1,006,700
    Children's Hospital, Refunding, Series E, AMBAC Insured, 6.20%, 10/01/16                     2,200,000    2,371,952
    Community College Program, Series A, Connie Lee Insured, Pre-Refunded, 6.50%, 10/01/09       1,000,000    1,115,400
    Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/18                          5,595,000    5,811,359
    Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/25                          7,720,000    8,007,030
    Dana-Farber Cancer Institute, Refunding, Series F, FGIC Insured, 6.00%, 12/01/15             1,000,000    1,086,120
    Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23                        26,730,000   27,162,759
    Massachusetts General Hospital, Refunding, Series F, AMBAC Insured, 6.00%, 7/01/15           2,500,000    2,703,525
    Massachusetts General Hospital, Series F, AMBAC Insured, 6.25%, 7/01/20                     11,465,000   12,511,067
    McLean Hospital, Refunding, Series C, FGIC Insured, 6.625%, 7/01/15                          1,280,000    1,413,325
    Milton Hospital, Series B, MBIA Insured, 7.00%, 7/01/16                                      2,400,000    2,575,032
    Mt. Auburn Hospital, Series B-1, MBIA Insured, 6.30%, 8/15/24                                6,500,000    7,189,975
    New England Deaconess Hospitals, Series D, AMBAC Insured, Pre-Refunded, 6.875%, 4/01/22      1,895,000    2,119,918
    Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/18                            1,300,000    1,410,994
    Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/25                            6,750,000    7,326,315
    Northeastern University, Series D, AMBAC Insured, Pre-Refunded, 7.125%, 10/01/10             1,250,000    1,350,375
    Northeastern University, Series E, MBIA Insured, Pre-Refunded, 6.55%, 10/01/22               3,900,000    4,315,194
    Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24                          5,000,000    5,117,100
    Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28                                    2,600,000    2,608,034
    Stonehill College, Refunding, Series E, MBIA Insured, Pre-Refunded, 6.55%, 7/01/12             890,000      982,026
    Stonehill College, Refunding, Series E, MBIA Insured, Pre-Refunded, 6.60%, 7/01/20           3,000,000    3,309,840
    Stonehill College, Series D, AMBAC Insured, Pre-Refunded, 7.65%, 7/01/10                     1,025,000    1,115,590
    Stonehill College, Series D, AMBAC Insured, Pre-Refunded, 7.70%, 7/01/20                       515,000      560,964
    Stonehill College, Series F, AMBAC Insured, 5.75%, 7/01/26                                   1,690,000    1,795,034
    Suffolk University, Series B, Connie Lee Insured, 6.35%, 7/01/22                             3,000,000    3,272,370
    Tufts University, FGIC Insured, 5.95%, 8/15/18                                               5,000,000    5,371,700
    University Hospital, Series C, MBIA Insured, Pre-Refunded, 7.25%, 7/01/19                    1,500,000    1,620,660
    Wentworth Institute of Technology, Series A, AMBAC Insured, Pre-Refunded, 7.40%, 4/01/10     1,820,000    1,958,902
    Wheaton College, Series B, FSA Insured, Pre-Refunded, 7.75%, 7/01/19                         3,000,000    3,151,140
    Williams College, Series F, MBIA Insured, 5.50%, 7/01/26                                     2,500,000    2,597,900
 Massachusetts State GO, Series B,
    AMBAC Insured, 6.50%, 8/01/11                                                                1,665,000    1,796,901
    MBIA Insured, 6.50%, 8/01/11                                                                   855,000      922,733
 Massachusetts State HFA,
    Housing Development, Series D, MBIA Insured, 5.40%, 6/01/20                                  4,270,000    4,321,496
 Housing Revenue, SF, Series 8, BIG Insured, 7.70%, 6/01/17                                      1,975,000    2,022,598
    Housing Revenue, SF, Series 57, MBIA Insured, 5.55%, 6/01/25                                 5,100,000    5,190,423
    Housing Revenue, SFMR, Series 18, MBIA Insured, 7.35%, 12/01/16                              1,500,000    1,582,875
    MFHR, Section 8 Assisted, ETM, Series A, 7.00%, 4/01/21                                        430,000      531,454
    SFHR, Refunding, Series 53, MBIA Insured, 6.15%, 12/01/29                                    2,500,000    2,680,600
 Massachusetts State Industrial Finance Agency Electrical Utility Revenue,
 Nantucket Electric Co., Series A, AMBAC Insured,
  5.875%, 7/01/17                                                                                4,000,000    4,330,000
 Massachusetts State Industrial Finance Agency Revenue,
    Babson College, Series A, MBIA Insured, 6.375%, 10/01/09                                       750,000      823,478
    Babson College, Series A, MBIA Insured, 6.50%, 10/01/22                                      3,105,000    3,423,604
    Brandeis University, Series C, MBIA Insured, 6.80%, 10/01/19                                 7,075,000    7,445,801
    College of the Holy Cross, Refunding, MBIA Insured, 5.625%, 3/01/26                          1,000,000    1,051,410
    Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%, 2/01/15          2,010,000    2,243,361
    Milton Academy, Series A, MBIA Insured, Pre-Refunded, 7.25%, 9/01/19                         1,000,000    1,055,960
    Saint Marks School Issue, MBIA Insured, 5.375%, 1/01/21                                      2,665,000    2,738,581
    Simons Rock College, AMBAC Insured, 5.50%, 6/01/17                                           1,000,000    1,053,000
    Simons Rock College, AMBAC Insured, 5.50%, 6/01/27                                           1,560,000    1,625,426
    Suffolk University, AMBAC Insured, 5.25%, 7/01/17                                            3,510,000    3,579,498
    Suffolk University, AMBAC Insured, 5.25%, 7/01/27                                            2,000,000    2,034,580
    Trustees Deerfield Academy, 5.25%, 10/01/27                                                  2,800,000    2,858,884
 Massachusetts State Industrial Finance Agency Revenue, (cont.)
    Western New England College, AMBAC Insured, 5.00%, 7/01/28                                 $ 4,000,000  $ 3,932,720
    Worcester Polytechnic Institute, Refunding, MBIA Insured, 5.125%, 9/01/17                    3,720,000    3,771,522
    Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.50%, 9/01/21          3,500,000    3,658,690
    Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.125%, 9/01/27         4,000,000    4,028,400
 Massachusetts State Municipal Wholesale Electric Co., Power Supply System Revenue,
   Series D, MBIA Insured, 6.125%, 7/01/19                                                       4,395,000    4,752,929
 Massachusetts State Port Authority Revenue,
    Series A, FGIC Insured, 7.50%, 7/01/20                                                       3,980,000    4,290,997
    Series A, FGIC Insured, Pre-Refunded, 7.50%, 7/01/20                                         1,220,000    1,321,211
 Massachusetts State Port Authority Revenue Special Facilities, Bosfuel Project, MBIA Insured,
    5.625%, 7/01/19                                                                              2,215,000    2,310,666
    5.625%, 7/01/22                                                                              2,610,000    2,720,507
    5.625%, 7/01/27                                                                              1,500,000    1,566,060
    5.625%, 7/01/29                                                                              7,450,000    7,854,833
    5.75%, 7/01/39                                                                               3,000,000    3,157,920
 Massachusetts State Port Authority Revenue Special Facilities, US Air Project, Series A,
    MBIA Insured, 5.875%, 9/01/23                                                                4,500,000    4,817,745
 Massachusetts State Turnpike Authority,
    Metropolitan Highway System Revenue, Series A, MBIA Insured, 5.00%, 1/01/27                  5,000,000    4,954,750
    Western Turnpike Revenue, Series A, MBIA Insured, 5.55%, 1/01/17                             2,000,000    2,035,000
 Massachusetts State Water Resources Authority Revenue, Refunding, Series B, MBIA Insured,
    5.00%, 3/01/22                                                                               3,000,000    2,971,350
 Melrose Municipal Purpose GO, MBIA Insured,
    6.00%, 8/15/11                                                                                 200,000      217,696
    6.05%, 8/15/12                                                                                 200,000      218,210
    6.10%, 8/15/13                                                                                 200,000      219,276
    6.10%, 8/15/14                                                                                 200,000      218,726
 Millis School Project GO, Unlimited Tax, AMBAC Insured, 7.40%,
    5/01/06                                                                                        270,000      290,010
    5/01/07                                                                                        270,000      290,010
    5/01/08                                                                                        270,000      289,737
 Norfolk GO, AMBAC Insured, 6.00%,
    1/15/10                                                                                        450,000      485,177
    1/15/11                                                                                        425,000      456,463
    1/15/12                                                                                        375,000      404,314
    1/15/13                                                                                        300,000      322,830
 North Andover Massachusetts GO, FGIC Insured, 5.50%,
    1/15/14                                                                                        850,000      897,473
    1/15/15                                                                                        420,000      442,268
 North Andover Municipal Purpose, Limited Tax, MBIA Insured, 7.40%, 9/15/09                        300,000      327,840
 North Attleborough GO, Limited Tax, AMBAC Insured, Pre-Refunded, 7.20%, 6/01/09                   125,000      134,726
 North Attleborough, MBIA Insured, 5.70%, 1/15/16                                                  850,000      909,764
 Northhampton Massachusetts, MBIA Insured, 5.60%, 5/15/17                                        1,085,000    1,157,825
 Puerto Rico HFC, SFMR, Portfolio No. 1,
    Series A, GNMA Secured, 7.80%, 10/15/21                                                        305,000      311,704
    Series B, GNMA Secured, 7.65%, 10/15/22                                                        390,000      412,433
 Salem GO, AMBAC Insured,
    6.70%, 8/15/05                                                                                 425,000      463,437
    6.80%, 8/15/07                                                                                 500,000      546,450
 Somerville Housing Authority Revenue, Clarendon Hill, GNMA Secured,
    7.95%, 11/20/30                                                                              3,000,000    3,164,340
    Pre-Refunded, 7.00%, 6/01/24                                                                 2,800,000    3,271,688
 South Essex Sewer District, AMBAC Insured, 6.25%, 11/01/11                                        330,000      354,780
 Southbridge GO, AMBAC Insured, 6.375%, 1/01/12                                                  2,375,000    2,583,596
 Whately GO, AMBAC Insured,
    6.20%, 1/15/07                                                                                 215,000      231,953
    6.30%, 1/15/08                                                                                 215,000      232,198
    6.40%, 1/15/10                                                                                 200,000      216,618
 Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15                             $ 1,335,000   $ 1,464,415
 Worcester Municipal Purpose Loan, Series A, AMBAC Insured, 5.25%, 8/01/16                       1,410,000    1,447,188
                                                                                                           ------------
 Total Long Term Investments (Cost $325,158,439)                                                            349,272,055
                                                                                                           ------------
aShort Term Investment .8%
 Massachusetts State Health and Educational Facilities Authority Revenue,
 Capital Assets Program, Series D, MBIA Insured,
  Weekly VRDN and Put, 3.05%, 1/01/35 (Cost $2,900,000)                                          2,900,000    2,900,000
                                                                                                           ------------
 Total Investments (Cost $328,058,439) 99.0%                                                                352,172,055
 Other Assets, less Liabilities 1.0%                                                                          3,674,047
                                                                                                           ------------
 Net Assets 100.0%                                                                                         $355,846,102
                                                                                                           ============



See glossary of terms on page 96.
aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



                               See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Michigan Insured Tax-Free Income Fund

                                                              Six Months Ended
                                                               August 31, 1998         Year Ended February 28,
Class I                                                         (unaudited)   1998     1997      19961     1995    1994
-------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                              $12.20     $12.00   $12.09    $11.76    $12.24  $12.18
                                                                 --------------------------------------------------------
Income from investment operations:
 Net investment income                                               .31        .63      .66       .68       .69     .70
 Net realized and unrealized gains (losses)                          .11        .34     (.09)      .34      (.48)    .07
                                                                 --------------------------------------------------------
Total from investment operations                                     .42        .97      .57      1.02       .21     .77
                                                                 --------------------------------------------------------
Less distributions from:
 Net investment income                                              (.31)3  (.63)       (.66)3    (.69)2    (.69)   (.71)
 In excess of net investment income                                   --       (.01)       --       --        --      --
 Net realized gains                                                 (.03)      (.13)       --       --        --      --
                                                                 --------------------------------------------------------
Total distributions                                                 (.34)      (.77)    (.66)     (.69)     (.69)   (.71)
                                                                 --------------------------------------------------------
Net asset value, end of period                                    $12.28     $12.20   $12.00    $12.09    $11.76  $12.24
                                                                 ========================================================

Total return*                                                       3.50%      8.37%    4.90%     8.86%     1.87%   6.18%

Ratios/supplemental data
Net assets, end of period (000's)                             $1,151,449 $1,142,565 $1,111,537 $1,115,454 $1,037,717 $1,055,452
Ratios to average net assets:
 Expenses                                                            .64%**     .63%     .62%      .62%      .61%    .54%
 Net investment income                                              5.02%**    5.24%    5.52%     5.65%     5.87%   5.66%
Portfolio turnover rate                                             6.75%     20.08%   30.03%     9.38%     9.12%   3.21%



Class II
--------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                              $12.27     $12.07   $12.14    $11.77
                                                                ----------------------------------------
Income from investment operations:
 Net investment income                                               .27        .57      .59       .51
 Net realized and unrealized gains (losses)                          .12        .33     (.07)      .37
                                                                ----------------------------------------
Total from investment operations                                     .39        .90      .52       .88
                                                                ----------------------------------------
Less distributions from:
 Net investment income                                              (.27)2     (.57)    (.59)     (.51)
 Net realized gains                                                 (.03)      (.13)       --       --
                                                                ----------------------------------------
Total distributions                                                 (.30)      (.70)    (.59)     (.51)
                                                                ----------------------------------------
Net asset value, end of period                                    $12.36     $12.27   $12.07    $12.14
                                                                ========================================

Total return*                                                       3.26%      7.70%    4.44%     7.58%

Ratios/supplemental data
Net assets, end of period (000's)                                  $41,945   $32,873   $20,162    $6,683
Ratios to average net assets:
 Expenses                                                           1.20%**    1.20%    1.19%     1.20%**
 Net investment income                                              4.45%**    4.67%    4.94%     5.03%**
Portfolio turnover rate                                             6.75%     20.08%   30.03%     9.38%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to
May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.
2Includes distributions in excess of net investment income in the amount of $.001.
3Includes distributions in excess of net investment income in the amount of $.002.



                          See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1998 (unaudited)

                                                                                                PRINCIPAL
 FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                  AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
aLong Term Investments 98.5%
 Allegan Public School District, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22                 $ 4,165,000    $ 4,613,487
 Allendale Public School District,
    MBIA Insured, 5.875%, 5/01/14                                                              2,000,000      2,158,263
    School Building, MBIA Insured, Pre-Refunded, 6.00%, 5/01/24                                3,750,000      4,146,300
 Almont Community Schools, FGIC Insured, 5.50%, 5/01/26                                        1,925,000      1,994,165
 Alpena Public Schools GO, MBIA Insured, 5.625%, 5/01/22                                       1,665,000      1,754,044
 Anchor Bay School District, MBIA Insured, 5.50%, 5/01/26                                      7,380,000      7,673,134
 Avondale School District, AMBAC Insured, 5.75%, 5/01/22                                       3,850,000      4,089,586
 Bath Community Schools GO, Refunding, FGIC Insured, 5.75%, 5/01/25                            1,625,000      1,722,143
 Battle Creek Downtown Development Authority, Refunding, MBIA Insured, 5.125%, 5/01/20         4,500,000      4,542,390
 Berkley City School District, FGIC Insured,
    5.625%, 1/01/15                                                                            2,060,000      2,170,375
    6.00%, 1/01/19                                                                             2,125,000      2,284,333
 Big Rapids Public School District, Building and Site, FGIC Insured, 5.625%, 5/01/25           1,470,000      1,542,192
 Brandon School District, FGIC Insured, Pre-Refunded, 5.875%,
    5/01/16                                                                                    5,540,000      6,182,474
    5/01/26                                                                                    7,000,000      7,811,790
 Breitung Township School District GO,
    FSA Insured, Pre-Refunding, 7.20%, 5/01/19                                                 7,500,000      7,928,550
    Refunding, MBIA Insured, 6.30%, 5/01/15                                                    2,935,000      3,174,643
 Byron Center Public Schools,
    MBIA Insured, Pre-Refunded, 5.875%, 5/01/24                                                5,115,000      5,678,264
    Refunding, MBIA Insured, 5.875%, 5/01/24                                                     135,000        145,525
 Cadillac Area Public Schools, FGIC Insured, 5.50%, 5/01/22                                    5,375,000      5,575,058
 Caledonia Community Schools,
    MBIA Insured, 5.85%, 5/01/22                                                               4,400,000      4,720,716
    Refunding, AMBAC Insured, 6.625%, 5/01/14                                                  3,750,000      4,115,738
    Refunding, AMBAC Insured, 5.50%, 5/01/22                                                   1,500,000      1,558,290
 Calhoun County, Western Calhoun County Sanitary Sewer System No. 1, Township of Emmett,
   AMBAC Insured, Pre-Refunded,
  7.75%, 11/01/18                                                                              1,290,000      1,298,875
 Calumet, Laurium and Keweenaw Public Schools GO, FSA Insured, Pre-Refunded, 5.875%, 5/01/20     875,000        965,475
 Cedar Springs Public School District, MBIA Insured, Pre-Refunded, 5.875%,
    5/01/19                                                                                    2,175,000      2,399,895
    5/01/24                                                                                    3,875,000      4,265,290
 Central Michigan University Revenue, FGIC Insured, 5.625%, 10/01/22                           2,500,000      2,637,125
 Chelsea School District, FGIC Insured, Pre-Refunded, 5.875%, 5/01/25                          3,140,000      3,485,777
 Clarkston Community Schools, MBIA Insured, 5.25%, 5/01/23                                     1,925,000      1,948,909
 Coldwater Community Schools, MBIA Insured, Pre-Refunded,
    6.20%, 5/01/15                                                                             1,100,000      1,236,037
    6.30%, 5/01/23                                                                             1,700,000      1,918,756
 De Witt Public Schools, AMBAC Insured,
    5.70%, 5/01/21                                                                             6,905,000      7,310,531
    5.50%, 5/01/26                                                                             5,500,000      5,718,460
 Dearborn EDC Hospital Revenue, Oakwood Obligation Group,
 Refunding, Series A, MBIA Insured, 5.25%, 8/15/21                                             1,000,000      1,014,900
    Series A, FGIC Insured, 5.875%, 11/15/25                                                   4,400,000      4,694,140
 Detroit City School District, Series A, AMBAC Insured, 5.70%, 5/01/25                        14,000,000     14,875,000
 Detroit Sewage Disposal Revenue, Refunding, Series B, MBIA Insured, 5.25%, 7/01/21           12,585,000     12,752,632
 Detroit State Aid GO, AMBAC Insured, Pre-Refunded, 7.20%, 5/01/09                             6,000,000      6,263,940
 Detroit Water Supply System Revenue,
    FGIC Insured, Pre-Refunded, 7.25%, 7/01/20                                                 3,500,000      3,784,795
    Refunding, FGIC Insured, 6.25%, 7/01/12                                                    5,000,000      5,359,200
    Series A, MBIA Insured, 5.00%, 7/01/27                                                     5,000,000      4,946,900
 Detroit/Wayne County Stadium Authority, FGIC Insured, 5.25%, 2/01/27                          5,000,000      5,063,800
 Dexter Community Schools, Refunding, AMBAC Insured, 5.70%, 5/01/14                            1,050,000      1,115,793
 East Detroit School District, Refunding, FGIC Insured, 6.10%, 5/01/16                         6,000,000      6,572,700
 East Lansing Building Authority GO, Refunding, AMBAC Insured, 7.00%, 10/01/16                 1,250,000      1,318,400
 Eastern Michigan University Revenue,
    FGIC Insured, 5.50%, 6/01/27                                                             $ 9,100,000    $ 9,460,542
    Refunding, AMBAC Insured, 6.375%, 6/01/14                                                  1,000,000      1,085,290
 Eaton Rapids Public Schools, Building and Site, MBIA Insured, 5.50%, 5/01/20                  2,435,000      2,524,803
 Ecorse Public School District, FGIC Insured, 5.50%, 5/01/17                                   5,000,000      5,271,950
 Farmington Hills Hospital Finance Authority Revenue, Botsford
 General Hospital, Refunding, Series A,
   MBIA Insured, Pre-Refunded
   7.10%, 2/15/14                                                                             10,140,000     11,120,538
 Ferndale School District GO,
    FGIC Insured, 5.50%, 5/01/22                                                               4,525,000      4,711,204
    Refunding, FGIC Insured, 5.375%, 5/01/21                                                   4,185,000      4,280,878
 Ferris State College Revenue, AMBAC Insured, Pre-Refunded,
    6.15%, 10/01/14                                                                            1,000,000      1,116,690
    6.25%, 10/01/19                                                                            1,000,000      1,121,250
 Ferris State University Revenue, AMBAC Insured, Pre-Refunded,
    5.75%, 10/01/17                                                                            2,500,000      2,784,550
    5.85%, 10/01/22                                                                            2,500,000      2,802,350
    5.90%, 10/01/26                                                                            6,600,000      7,421,700
 Fowlerville Community School District,
    MBIA Insured, 5.60%, 5/01/21                                                               2,000,000      2,103,460
    Refunding, FGIC Insured, 5.75%, 5/01/20                                                    2,150,000      2,271,389
 Gibraltar School District GO, FSA Insured, Pre-Refunded, 7.00%, 5/01/15                       4,000,000      4,092,560
 Gladstone Area Public Schools GO, AMBAC Insured, 5.50%, 5/01/26                               1,500,000      1,559,580
 Godfrey-Lee Public School District, MBIA Insured, 5.50%, 5/01/27                              1,150,000      1,193,206
 Gogebic-Iron Wastewater Authority, Wastewater Treatment System Revenue, Refunding, MBIA
    Insured, 5.95%, 1/01/15                                                                    1,015,000      1,084,243
 Grand Haven Area Public Schools, Refunding, MBIA Insured, 6.05%, 5/01/14                      5,000,000      5,396,950
 Grand Ledge Public School District,
    MBIA Insured, Pre-Refunded, 6.60%, 5/01/24                                                10,000,000     11,464,700
    Refunding, MBIA Insured, 5.375%, 5/01/24                                                  13,105,000     13,372,211
 Grand Rapids Downtown Development Authority, Tax Increment Revenue, MBIA Insured,
    6.875%, 6/01/24                                                                            7,500,000      8,475,750
 Grand Rapids Sanitary Sewer System Revenue, Refunding and Improvement, MBIA Insured,
    Pre-Refunded, 6.00%, 1/01/20                                                               3,850,000      3,967,502
 Grand Rapids Water Supply System Revenue, FGIC Insured, Pre-Refunded, 7.25%, 1/01/20          5,375,000      5,727,815
 Grand Traverse County Building Authority, AMBAC Insured, 5.75%, 9/01/15                       1,700,000      1,796,968
 Grand Traverse County Hospital Finance Authority Revenue, Munson Healthcare, Refunding,
    Series A, AMBAC Insured, 6.25%,
    7/01/12                                                                                    2,500,000      2,704,375
    7/01/22                                                                                    7,900,000      8,502,217
 Greenville Public School Building GO, MBIA Insured, Pre-Refunded, 5.75%, 5/01/19              1,850,000      2,022,309
 Grosse Ile Township School District, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22               5,100,000      5,740,713
 Hancock Hospital Finance Authority Revenue, Portage Health, MBIA and FHA Insured, 5.45%,
    8/01/47                                                                                    4,400,000      4,467,100
 Harrison Community Schools GO, AMBAC Insured, 6.25%, 5/01/13                                  4,715,000      5,201,258
 Haslett Public School District GO,
    FSA Insured, Pre-Refunded, 7.50%, 5/01/20                                                  4,000,000      4,285,440
    MBIA Insured, 5.70%, 5/01/26                                                               3,900,000      4,123,431
    Refunding, FSA Insured, 6.625%, 5/01/19                                                    3,875,000      4,257,114
 Hastings School District, FGIC Insured, 5.625%, 5/01/15                                       1,000,000      1,055,540
 Holland School District GO, Refunding, AMBAC Insured, 6.375%, 5/01/10                         2,000,000      2,171,160
 Holly Area School District, FGIC Insured, 5.625%, 5/01/25                                     8,775,000      9,205,940
 Hopkins Public Schools, FGIC Insured,
    5.70%, 5/01/21                                                                             4,000,000      4,234,920
    5.50%, 5/01/26                                                                             1,000,000      1,039,720
 Houghton-Portage Township School District,
    FSA Insured, Pre-Refunded, 7.00%, 5/01/17                                                  2,700,000      2,762,478
    Refunding, AMBAC Insured, 6.00%, 5/01/14                                                   2,000,000      2,135,480
 Howell Public Schools, MBIA Insured, 5.60%, 5/01/21                                           3,475,000      3,661,642
 Hudsonville Public Schools GO, Refunding, Series B, FGIC Insured, Pre-Refunded,
    6.05%, 5/01/19                                                                             2,000,000      2,232,300
    6.10%, 5/01/24                                                                             2,000,000      2,237,320
 Huron Valley School District,
    FGIC Insured, 5.75%, 5/01/22                                                               2,350,000      2,496,241
    Refunding, FGIC Insured, 6.125%, 5/01/20                                                  11,535,000     12,476,602
 Kalamazoo Hospital Finance Authority, Hospital Facility Revenue,
    Borgess Medical Center, Series A, AMBAC Insured, 5.625%, 6/01/14                         $ 3,805,000    $ 4,001,338
    Bronson Methodist, Refunding, MBIA Insured, 5.50%, 5/15/28                                15,000,000     15,535,950
    Bronson Methodist, Refunding and Improvement, MBIA Insured, 5.875%, 5/15/26               25,940,000     27,645,036
    Bronson Methodist, Refunding and Improvement, Series A, MBIA Insured, Pre-Refunded,
       6.25%, 5/15/12                                                                          5,000,000      5,571,750
    Bronson Methodist, Refunding and Improvement, Series A, MBIA Insured, Pre-Refunded,
      6.375%, 5/15/17                                                                          2,460,000      2,754,364
 Kelloggsville Public School District GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/13           1,000,000      1,088,390
 Kenowa Hills Public Schools, MBIA Insured, 5.875%,
    5/01/21                                                                                    1,235,000      1,318,363
    5/01/26                                                                                    9,000,000      9,595,620
 Kent Hospital Finance Authority, Health Care Revenue, Butterworth Health System, Series A,
   MBIA Insured, Pre-Refunded,
   5.625%, 1/15/26                                                                            15,500,000     17,114,480
 Lake Linden-Hubbell Public Schools, FSA Insured,
    5.40%, 5/01/18                                                                               825,000        846,260
    5.50%, 5/01/23                                                                               675,000        699,219
 Lake Orion Community School District GO, Refunding, AMBAC Insured, 5.50%, 5/01/20             2,200,000      2,283,314
 Lake Shore Public Schools, Macomb County, FSA Insured, 5.50%,
    5/01/17                                                                                    4,500,000      4,675,500
    5/01/20                                                                                    3,540,000      3,688,184
 Lake Superior State University Revenue, AMBAC Insured, Pre-Refunded, 6.375%, 11/15/15         1,500,000      1,712,820
 Lakeshore Public Schools, Berrien County, MBIA Insured, 5.70%, 5/01/22                        3,500,000      3,690,750
 Lakeview Community Schools GO, Refunding, MBIA Insured, 6.75%, 5/01/13                        1,500,000      1,626,870
 Lakewood Public Schools, MBIA Insured,
    5.375%, 5/01/20                                                                            3,300,000      3,377,715
    5.75%, 5/01/22                                                                             2,200,000      2,323,838
 Lansing Building Authority, Refunding, MBIA Insured, 5.60%, 6/01/19                           1,470,000      1,532,093
 Leslie Public Schools GO, Ingham and Jackson Counties, AMBAC Insured, Pre-Refunded,
    6.00%, 5/01/25                                                                             3,500,000      3,910,690
 Lincoln Park School District, FGIC Insured, Pre-Refunded,
    5.85%, 5/01/15                                                                             2,885,000      3,214,871
    5.90%, 5/01/26                                                                             6,050,000      6,761,420
 Marquette City Hospital Finance Authority Revenue, Marquette General Hospital, Refunding,
    Series C, AMBAC Insured, Pre-Refunded, 7.50%, 4/01/07                                      5,000,000      5,215,050
    Series D, FSA Insured, 5.875%, 4/01/11                                                     4,525,000      4,960,667
    Series D, FSA Insured, 6.10%, 4/01/19                                                      5,225,000      5,724,980
 Marysville Public School District, MBIA Insured, 5.75%, 5/01/22                               1,100,000      1,156,243
 Mason Public School District, FGIC Insured, 5.40%, 5/01/21                                    1,400,000      1,437,884
 Menominee Area Public School District GO, Refunding, AMBAC Insured, 6.00%, 5/01/20            2,675,000      2,867,761
 Merrill Community School District, FGIC Insured, 5.60%, 5/01/26                               4,000,000      4,201,160
 Michigan Higher Education Student Loan Authority Revenue, Series XIII-A, MBIA Insured,
    7.40%, 10/01/04                                                                            1,360,000      1,433,195
    7.55%, 10/01/08                                                                            1,325,000      1,387,911
 Michigan Municipal Bond Authority Revenue, Local Government Loan Program,
    Group 15, AMBAC Insured, 7.60%, 5/01/09                                                      850,000        872,304
    Refunding, Series G, AMBAC Insured, 6.75%, 11/01/14                                        6,490,000      7,355,052
    Refunding, Series G, AMBAC Insured, 6.80%, 11/01/14                                        1,650,000      1,874,318
    Refunding, Series G, AMBAC Insured, 6.80%, 11/01/23                                          825,000        926,236
    Series C, MBIA Insured, 6.00%, 11/01/10                                                    3,790,000      4,147,170
 Michigan State Building Authority Revenue,
    Detroit Regional Prisons, Series I, MBIA Insured, Pre-Refunded, 7.25%, 10/01/08           10,000,000     10,396,100
    ETM, Series II, MBIA Insured, 7.40%, 4/01/01                                               3,580,000      3,722,735
    Refunding, Series I, AMBAC Insured, 6.25%, 10/01/20                                        1,500,000      1,600,305
    Series II, MBIA Insured, 6.25%, 10/01/20                                                   4,645,000      4,969,500
 Michigan State Comprehensive Transportation Revenue, Series A, MBIA Insured, 5.50%, 5/15/22   4,500,000      4,568,715
 Michigan State HDA,
    MFHR, Series A, FGIC Insured, 7.55%, 7/01/09                                               2,880,000      2,977,834
    MFHR, Series A, FGIC Insured, 7.65%, 7/01/15                                               2,945,000      3,041,331
    MFHR, Series A, FGIC Insured, 7.70%, 7/01/18                                               3,150,000      3,215,835
    SFMR, Series A, AMBAC Insured, 5.95%, 6/01/17                                              2,500,000      2,648,400
    SFMR, Series A, AMBAC Insured, 6.05%, 12/01/27                                             1,000,000      1,069,200
 Michigan State Hospital Finance Authority Revenue,
    Crittenton Hospital, Series A, FGIC Insured, 6.75%, 3/01/20                              $ 1,750,000    $ 1,833,318
    Detroit Medical Group, Refunding, Series A, AMBAC Insured, 5.50%, 8/15/24                 15,000,000     15,549,150
    Detroit Medical Group, Refunding, Series A, AMBAC Insured, 5.25%, 8/15/27                 10,000,000     10,099,300
    Henry Ford Health, Refunding, Series A, 5.25%, 11/15/25                                   17,665,000     17,837,410
    Holland Community Hospital, AMBAC Insured, 5.625%, 1/01/28                                 3,000,000      3,144,660
    Mercy Health Services, Refunding, Series T, MBIA Insured, 5.75%, 8/15/15                  10,525,000     11,298,167
    Mercy Health Services, Series Q, AMBAC Insured, 5.375%, 8/15/26                           12,090,000     12,318,259
    Mercy Health Services, Series R, AMBAC Insured, 5.375%, 8/15/16                            1,500,000      1,544,820
    Mercy Health Services, Series R, AMBAC Insured, 5.375%, 8/15/26                            1,750,000      1,783,040
    Mercy Health Services, Series U, MBIA Insured, 5.75%, 8/15/26                              2,300,000      2,443,106
    Mercy Health Services, Series W, FSA Insured, 5.25%, 8/15/27                               8,605,000      8,690,448
    MidMichigan Obligation Group, Refunding, Series A, FSA Insured, 5.375%, 6/01/27            7,500,000      7,654,875
    Oakland General Hospital Obligation, Refunding, AMBAC Insured, Pre-Refunded, 7.00%,
     7/01/15                                                                                   9,020,000      9,456,117
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25                5,000,000      5,019,850
    Sparrow Obligation Group, Refunding, MBIA Insured, 6.50%, 11/15/11                         1,500,000      1,629,390
    St. John's Hospital, Refunding, Series A, AMBAC Insured, 6.00%, 5/15/13                    3,445,000      3,708,198
    St. John's Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 5/15/14                    9,545,000     10,352,984
    St. John's Hospital, Refunding, Series A, AMBAC Insured, 5.125%, 5/15/17                  14,500,000     14,645,145
 Michigan State Strategic Fund, Limited Obligation Revenue,
    Detroit Edison Co., Pollution Project, Refunding, FGIC Insured, 6.875%, 12/01/21          20,000,000     21,833,388
    Detroit Edison Co., Pollution Project, Refunding, Series AA, FGIC Insured, 6.95%, 5/01/11  5,000,000      6,199,600
    Detroit Edison Co., Pollution Project, Refunding, Series BB, AMBAC Insured, 7.00%,
     5/01/21                                                                                   3,000,000      3,895,470
    Detroit Edison Co., Pollution Project, Refunding, Series BB, MBIA Insured, 6.05%, 10/01/23 1,285,000      1,379,782
    Detroit Edison Co., Pollution Project, Refunding, Series BB, MBIA Insured, 6.20%, 8/15/25 10,250,000     11,281,458
    Detroit Edison Co., Pollution Project, Refunding, Series CC, FGIC Insured, 6.95%, 9/01/21  5,540,000      6,031,176
    Detroit Edison Co., Pollution Project, Refunding, Series CC, MBIA Insured, 6.05%, 10/01/2  5,825,000      6,254,652
    St. John-Bon Secours Care Center, 7.90%, 11/15/16                                          1,800,000      1,839,330
 Michigan State Trunk Line,
    Refunding, Series A, MBIA Insured, 5.00%, 11/01/26                                         5,000,000      4,984,650
    Refunding, Series B, AMBAC Insured, 5.50%, 10/01/21                                        1,400,000      1,435,840
    Refunding, Series B, MBIA Insured, 5.50%, 10/01/21                                         4,500,000      4,615,200
    Series A, FGIC Insured, 5.50%, 10/01/21                                                    1,475,000      1,512,760
    Series A, FGIC Insured, Pre-Refunded, 5.625%, 11/01/20                                     2,765,000      3,054,385
    Series A, FGIC Insured, Pre-Refunded, 5.80%, 11/15/24                                      6,000,000      6,663,780
    Series A, FGIC Insured, Pre-Refunded, 5.625%, 11/01/26                                     8,990,000      9,930,893
 Monroe County PCR, Detroit Edison Co.,
    Series 1, MBIA Insured, 6.875%, 9/01/22                                                    4,000,000      4,403,040
    Series 1-B, MBIA Insured, 6.55%, 9/01/24                                                   4,000,000      4,352,080
    Series CC, AMBAC Insured, 7.50%, 12/01/19                                                 10,000,000     10,718,200
    Series CC, MBIA Insured, 6.55%, 6/01/24                                                    1,150,000      1,247,635
 Morley-Stanwood Community Schools, Building and Site, FGIC Insured, 5.625%, 5/01/21           2,000,000      2,096,760
 Muskegon Public Schools, Series 95, FGIC Insured, 5.25%,
    5/01/18                                                                                    1,900,000      1,931,008
    5/01/21                                                                                    2,000,000      2,030,080
 Northern Michigan University Revenue, AMBAC Insured, 5.60%, 12/01/13                          1,715,000      1,802,191
 Northview Public School District, Refunding, MBIA Insured, 5.80%, 5/01/21                     4,500,000      4,798,710
 Novi Community School District,
 Building and Site, FGIC Insured, 5.30%, 5/01/21                                               1,960,000      1,995,652
    FGIC Insured, Pre-Refunded, 6.125%, 5/01/18                                                4,750,000      5,264,758
 Oakland Community College District, Washtenaw County, AMBAC Insured, 6.65%, 5/01/11           3,500,000      3,889,760
 Paw Paw Public School District, Building and Site, FGIC Insured, Pre-Refunded, 5.625%,
     5/01/25                                                                                   3,500,000      3,808,175
 Petoskey Hospital Finance Authority Facilities Revenue, Northern Michigan Hospital
 MBIA Insured, Pre-Refunded,
    7.00%, 11/15/07                                                                            4,500,000      4,771,170
    6.75%, 11/15/19                                                                            1,000,000      1,057,350
 Pinckney Community Schools, Livingston and Washtenaw Counties, FGIC Insured, 5.50%, 5/01/27  10,700,000     11,101,999
 Plymouth-Canton Community School District,
    Refunding, AMBAC Insured, 5.50%, 5/01/13                                                 $ 4,000,000    $ 4,208,960
    Series C, FGIC Insured, 6.50%, 5/01/16                                                     3,500,000      3,822,910
    Series C, MBIA Insured, 6.50%, 5/01/16                                                     3,000,000      3,276,780
 Port Huron School District,
    FSA Insured, Pre-Refunded, 7.25%, 5/01/15                                                  5,500,000      5,922,345
    Refunding, AMBAC Insured, 6.00%, 5/01/12                                                   4,500,000      4,834,890
 Portage Lake Water and Sewer Authority GO, Refunding, AMBAC Insured,
    6.10%, 10/01/14                                                                              770,000        851,220
    6.20%, 10/01/20                                                                              670,000        741,670
 Portage Public Schools GO, MBIA Insured, 5.625%, 5/01/19                                      2,750,000      2,876,610
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
    ETM, Series A, FSA Insured, 8.75%, 7/01/00                                                   500,000        545,395
    Series A, FSA Insured, Pre-Refunded, 9.00%, 7/01/09                                        2,500,000      3,158,150
 Puerto Rico Commonwealth Public Improvement, GO, MBIA Insured, 6.75%, 7/01/06                 2,280,000      2,318,760
 Puerto Rico Electric Power Authority Revenue, Refunding, Series U, FSA Insured, 6.00%,
     7/01/14                                                                                   3,400,000      3,718,444
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23               1,290,000      1,374,327
 Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14                    8,700,000      9,489,873
 Redford Unified School District No. 1, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22            14,090,000     15,838,287
 Rockford Public Schools GO, Refunding,
    AMBAC Insured, 5.875%, 5/01/19                                                             3,900,000      4,111,263
    FGIC Insured, 5.25%, 5/01/22                                                               1,250,000      1,266,400
    FGIC Insured, 5.25%, 5/01/27                                                               3,000,000      3,039,360
    FSA Insured, 5.875%, 5/01/19                                                               3,150,000      3,320,636
    MBIA Insured, 5.875%, 5/01/12                                                              1,850,000      1,970,824
    MBIA Insured, 5.875%, 5/01/19                                                              1,925,000      2,029,277
 Romulus Community Schools, Refunding, FGIC Insured, 5.75%,
    5/01/13                                                                                      690,000        737,672
    5/01/17                                                                                    1,200,000      1,271,952
    5/01/22                                                                                    5,435,000      5,738,708
 Royal Oak Hospital Finance Authority Revenue, Refunding, MBIA Insured, 6.25%, 1/01/19         5,000,000      5,324,650
 Saginaw Hospital Finance Authority Revenue, St. Luke's Hospital Project, Refunding,
    Series C, MBIA Insured, 6.875%, 7/01/14                                                    5,325,000      5,730,073
    Series C, MBIA Insured, 6.75%, 7/01/17                                                     2,000,000      2,143,400
    Series C, MBIA Insured, 6.00%, 7/01/21                                                     3,875,000      3,996,288
    Series D, MBIA Insured, 6.50%, 7/01/11                                                     1,000,000      1,078,990
 Saginaw Valley State University Revenue, AMBAC Insured, 5.25%, 7/01/19                        2,540,000      2,589,174
 Saranac Community School District, Building and Site, MBIA Insured, 5.25%, 5/01/21            1,350,000      1,370,304
 Sault Ste. Marie Water Treatment GO, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/10              2,000,000      2,116,760
 Schoolcraft Community School District, FGIC Insured,
    5.75%, 5/01/21                                                                             3,575,000      3,797,472
    5.375%, 5/01/26                                                                            1,000,000      1,023,910
 Shelby Public School District, Series 95, MBIA Insured, 5.625%, 5/01/21                       1,925,000      2,011,644
 South Haven Public Schools, Refunding, FGIC Insured, 5.50%,
    5/01/13                                                                                    1,000,000      1,052,240
    5/01/17                                                                                    1,725,000      1,799,020
 South Redford School District, FGIC Insured, 5.50%, 5/01/22                                   4,610,000      4,799,702
 St. Clair County Building Authority, MBIA Insured, 5.25%,
    4/01/18                                                                                    2,065,000      2,105,391
    4/01/21                                                                                    2,400,000      2,443,296
 St. Clair County EDC, PCR, Detroit Edison Co., Refunding, Series DD, AMBAC Insured, 6.05%,
    8/01/24                                                                                    7,745,000      8,229,063
 St. Johns Public Schools, FGIC Insured, Pre-Refunded,
    5.625%, 5/01/20                                                                            7,000,000      7,669,760
    5.75%, 5/01/25                                                                             2,000,000      2,205,800
 Sturgis Public School District, MBIA Insured, Pre-Refunded, 6.10%, 5/01/18                    1,000,000      1,103,150
 Thornapple Kellogg School District, FGIC Insured, 5.375%, 5/01/22                             1,960,000      2,004,904
 Three Rivers Community Schools, Building and Site, MBIA Insured, Pre-Refunded, 6.00%,
 5/01/23                                                                                       2,400,000      2,697,792
 Traverse City Area Public Schools, Building and Site, Series I, MBIA Insured, 5.70%, 5/01/20  4,550,000      4,800,660
 University Revenues Medical Service Plan, MBIA Insured, 6.50%, 12/01/21                     $ 2,365,000    $ 2,533,672
 Vestaburg Community Schools, Refunding, MBIA Insured, 5.50%, 5/01/26                          1,000,000      1,039,720
 Vicksburg Community Schools, Refunding, MBIA Insured, 5.625%,
    5/01/12                                                                                    2,175,000      2,309,828
    5/01/20                                                                                    1,000,000      1,048,180
 Walled Lake Consolidated School District, Refunding, MBIA Insured, 5.50%, 5/01/22             3,000,000      3,123,450
 Wayland Union School District, FGIC Insured, Pre-Refunded, 6.75%, 5/01/24                     2,000,000      2,321,320
 Wayne Charter County Airport Revenue,
    Detroit Metro Airport, Series A, MBIA Insured, 5.25%, 12/01/18                             5,000,000      5,062,700
    Sub Lien, Detroit Metro Airport, Refunding, Series C, MBIA Insured, 5.25%, 12/01/21        1,000,000      1,015,560
    Sub Lien, Detroit Metro Airport, Series B, MBIA Insured, 6.875%, 12/01/11                    300,000        329,034
    Sub Lien, Detroit Metro Airport, Series B, MBIA Insured, 6.75%, 12/01/21                   2,000,000      2,176,500
 Wayne County Airport Revenue, Sub Lien, Series B, AMBAC Insured, 6.00%, 12/01/20             10,585,000     10,867,196
 Wayne-Westland Community Schools, Refunding, FGIC Insured, 6.10%, 5/01/13                     2,275,000      2,448,719
 West Ottawa Public School District,
    FGIC Insured, 5.60%, 5/01/21                                                               2,355,000      2,476,824
    FGIC Insured, 5.60%, 5/01/26                                                              12,100,000     12,708,509
    Refunding, FGIC Insured, 6.00%, 5/01/20                                                    6,630,000      7,051,270
 Western School District, Refunding, MBIA Insured, 5.50%, 5/01/20                              1,660,000      1,722,864
 Western Townships Utilities Authority GO, Sewer Disposal System, Refunding, FSA Insured,
    6.75%, 1/01/15                                                                            18,710,000     20,224,200
    6.50%, 1/01/19                                                                             6,115,000      6,537,302
 White Cloud Public Schools, Refunding, FSA Insured, 5.50%, 5/01/20                            1,000,000      1,039,440
 Williamston Community School District, Building and Site, MBIA Insured, 5.375%, 5/01/15       4,900,000      5,088,552
 Williamston County GO, Refunding, AMBAC Insured, 6.90%, 11/01/17                              1,800,000      1,980,108
 Wyandotte City School District, Refunding, FSA Insured, 5.625%, 5/01/13                       1,800,000      1,911,078
 Wyandotte Electric Revenue, Refunding, MBIA Insured, 6.25%, 10/01/17                          9,980,000     10,856,444
 Yale Public School District GO, Building and Site, AMBAC Insured,
    5.375%, 5/01/17                                                                            2,000,000      2,061,220
    5.50%, 5/01/19                                                                             1,500,000      1,561,320
 Ypsilanti School District, Refunding, FGIC Insured,
    5.75%, 5/01/20                                                                             4,700,000      4,995,912
    5.375%, 5/01/26                                                                            3,000,000      3,071,730
 Zeeland Public Schools, Series B, MBIA Insured, Pre-Refunded,
    6.05%, 5/01/19                                                                             2,900,000      3,236,835
    6.10%, 5/01/24                                                                             4,000,000      4,474,640
                                                                                                           ------------
 Total Long Term Investments (Cost $1,087,438,415)                                                        1,175,510,342
                                                                                                           ------------
aShort Term Investments .2%
 Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co., Reserve 1, Refunding, Daily VRDN and Put,
  2.50%, 9/01/30                                                                               1,500,000      1,500,000
 Midland County EDC Limited Obligation Revenue, Dow Chemical Co. Project,
    Series A, Daily VRDN and Put, 3.55%, 12/01/23                                                400,000        400,000
    Refunding, Series B, Daily VRDN and Put, 2.50%, 12/01/15                                     400,000        400,000
 University Revenues Hospital, Series A, Daily VRDN, 3.10%, 12/01/27                             550,000        550,000
                                                                                                           ------------
 Total Short Term Investments (Cost $2,850,000)                                                               2,850,000
                                                                                                           ------------
 Total Investments (Cost $1,090,288,415) 98.7%                                                            1,178,360,342
 Other Assets, less Liabilities 1.3%                                                                         15,033,759
                                                                                                           ------------
 Net Assets 100.0%                                                                                       $1,193,394,101
                                                                                                           ============



See glossary of terms on page 96.
aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Minnesota Insured Tax-Free Income Fund
                                                              Six Months Ended
                                                               August 31, 1998         Year Ended February 28,
Class I                                                        (unaudited)    1998     1997      19961     1995    1994
-------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                               $12.16    $12.01   $12.14    $11.88    $12.33  $12.35
                                                                 --------------------------------------------------------
Income from investment operations:
 Net investment income                                                .31       .64      .65       .67       .69     .70
 Net realized and unrealized gains (losses)                           .05       .25     (.12)      .27      (.45)   (.01)
                                                                 --------------------------------------------------------
Total from investment operations                                      .36       .89      .53       .94       .24     .69
                                                                 --------------------------------------------------------
Less distributions from:
 Net investment income                                               (.31)     (.64)    (.66)     (.68)     (.69)2  (.71)
 Net realized gains                                                    --      (.10)      --        --        --      --
                                                                 --------------------------------------------------------
Total distributions                                                  (.31)     (.74)    (.66)     (.68)     (.69)   (.71)
                                                                 --------------------------------------------------------
Net asset value, end of period                                     $12.21    $12.16   $12.01    $12.14    $11.88  $12.33
                                                                 ========================================================

Total return*                                                        3.06%     7.60%    4.54%     8.06%     2.12%   5.42%

Ratios/supplemental data
Net assets, end of period (000's)                                 $502,824  $495,315  $482,128  $492,139  $479,934  $499,619
Ratios to average net assets:
 Expenses                                                             .68%**    .65%     .66%      .66%      .66%    .60%
 Net investment income                                               5.12%**   5.29%    5.47%     5.58%     5.81%   5.67%
Portfolio turnover rate                                              3.45%    14.87%   14.40%    17.72%    17.59%  13.42%



Class II
--------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                               $12.21    $12.05   $12.17    $11.89
                                                                 ---------------------------------------
Income from investment operations:
 Net investment income                                             .28       .57      .59       .50
 Net realized and unrealized gains (losses)                        .05       .26     (.12)      .28
                                                                 ---------------------------------------
Total from investment operations                                   .33       .83      .47       .78
                                                                 ---------------------------------------
Less distributions from:
 Net investment income                                            (.28)     (.57)    (.59)     (.50)
 Net realized gains                                                 --      (.10)      --        --
                                                                 ---------------------------------------
Total distributions                                               (.28)     (.67)    (.59)     (.50)
                                                                 ---------------------------------------
Net asset value, end of period                                     $12.26    $12.21   $12.05    $12.17
                                                                 =======================================

Total return*                                                        2.77%     7.04%    3.98%     6.67%

Ratios/supplemental data
Net assets, end of period (000's)                                   $15,857   $10,131  $4,844    $1,152
Ratios to average net assets:
 Expenses                                                            1.24%**   1.22%    1.23%     1.25%**
 Net investment income                                               4.54%**   4.72%    4.87%     4.94%**
Portfolio turnover rate                                              3.45%    14.87%   14.40%    17.72%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to
May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.
2Includes distributions from net realized gains of $.004.



                         See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1998 (unaudited)

                                                                                                 PRINCIPAL
 Franklin Minnesota Insured Tax-Free Income Fund                                                  AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
aLong Term Investments 100.7%
 Agricultural and EDR Board Revenue,
    Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%, 12/1/22        $ 5,180,000  $ 5,250,241
    Health Care System, Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26   14,000,000   15,153,460
 Albany ISD No. 745, Series A, FSA Insured, 6.00%, 2/01/16                                       2,295,000    2,478,026
 Albert Lea Minnesota ISD No. 241, MBIA Insured, 5.00%, 2/01/18                                  2,000,000    2,007,280
 Anoka County Housing and Redevelopment Authority, Ice Arena, Series A, MBIA Insured, 5.70%,
    2/01/23                                                                                      2,195,000    2,338,114
 Anoka County Resource Recovery Revenue, Northern States Power Co., AMBAC Insured,
   7.15%, 12/01/08                                                                               2,100,000    2,225,685
 Becker GO,
    Tax Increment, Refunding, Series D, MBIA Insured, 6.25%, 8/01/15                             4,870,000    5,276,304
    Waste Water Treatment Facility, Series A, MBIA Insured, 5.90%, 2/01/12                         625,000      667,200
    Waste Water Treatment Facility, Series A, MBIA Insured, 5.95%, 2/01/15                         610,000      651,431
 Benson ISD No. 777 GO, FSA Insured, 6.00%, 2/01/15                                                290,000      302,786
 Big Lake ISD No. 727, MBIA Insured,
    5.625%, 2/01/19                                                                                500,000      528,955
    5.70%, 2/01/21                                                                               3,085,000    3,288,332
 Bloomington Health Care Facilities Revenue, Masonic Home Care Center, AMBAC Insured,
    5.875%, 7/01/22                                                                              2,685,000    2,849,805
 Braham ISD No. 314, MBIA Insured, 5.20%, 2/01/19                                                1,800,000    1,818,504
 Brainerd Health Care Facilities Revenue, Benedictine Health St. Joseph, Refunding, Series D, MBIA
   Insured, 5.875%, 2/15/13                                                                      3,500,000    3,756,795
 Buffalo, AMBAC Insured, 5.55%, 6/01/17                                                          1,000,000    1,051,920
 Buffalo ISD No. 877, FSA Insured, 6.15%, 2/01/18                                                2,800,000    2,992,080
 Burnsville ISD, Series A, FSA Insured, 6.20%, 2/01/17                                           2,105,000    2,319,500
 Champlin EDA, Housing Development, MBIA Insured, 5.625%, 2/01/26                                1,000,000    1,048,350
 Chanhassen Apartments Project GO, Series B, AMBAC Insured, 6.20%, 1/01/25                       2,975,000    3,240,340
 Columbia Heights ISD No. 013, FSA Insured,
    5.375%, 2/01/19                                                                              2,450,000    2,524,211
    5.50%, 2/01/23                                                                               6,000,000    6,270,660
 Dakota, Washington and Stearns County SFMR, Series 1990, GNMA Secured,
    7.80%, 12/01/10                                                                                725,000      764,607
    7.85%, 12/01/30                                                                              2,585,000    2,721,695
 Dakota County Housing and Redevelopment Authority,
    Governmental Housing Revenue, Eagan Senior Housing Facility, MBIA Insured, 5.40%, 1/01/27    1,315,000    1,344,561
    SFMR, FNMA & GNMA Secured, 5.75%, 4/01/18                                                    3,000,000    3,142,620
    SFMR, FNMA & GNMA Secured, 5.85%, 10/01/30                                                   5,000,000    5,232,200
    SFMR, Refunding, GNMA Secured, 8.10%, 3/01/16                                                  400,000      412,500
 Dilworth ISD No. 147, MBIA Insured, 6.00%, 2/01/15                                              1,040,000    1,111,594
 Duluth EDA,
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, 6.20%, 11/01/12      2,880,000    3,142,598
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, 6.30%, 11/01/22      5,405,000    5,905,233
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, Pre-Refunded,
     6.20%, 11/01/12                                                                             1,120,000    1,250,066
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, Pre-Refunded,
      6.30%, 11/01/22                                                                            2,125,000    2,383,251
    Hospital Facilities Revenue, St. Lukes Hospital, Series A, Connie LeeInsured, 6.40%, 5/01/12 3,000,000    3,101,160
 Duluth EDA Tax Increment Revenue, Refunding, MBIA Insured, Pre-Refunded, 7.25%, 8/01/08         3,500,000    3,617,495
 Eagan MFMR, Forest Ridge Apartments, Refunding, BIG Insured, 7.50%, 3/01/27                     4,420,000    4,576,822
 Eden Prairie ISD No. 272, Series A,
    FGIC Insured, 5.45%, 2/01/08                                                                 1,000,000    1,038,340
    FSA Insured, 5.75%, 2/01/15                                                                  4,980,000    5,258,681
 Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31             2,000,000    2,155,740
 Eveleth EDA, Housing Development, MBIA Insured, 5.80%, 7/01/25                                  1,000,000    1,063,870
 Faribault ISD No. 656, FSA Insured, 5.75%, 6/01/15                                              1,500,000    1,598,550
 Ham Lake, Anoka County Housing, MBIA Insured, 6.10%, 1/01/26                                    2,180,000    2,304,892
 Hibbing Health Care Facilities Revenue, The Duluth Clinic, Ltd., FSA Insured, 5.00%, 11/01/25   9,300,000    9,203,931
 Hopkins Minnesota Elderly Housing Revenue, St. Therese Project, Refunding, Series A, GNMA Secured,
    5.60%, 11/20/17                                                                                750,000      778,418
    5.70%, 11/20/32                                                                              3,000,000    3,110,490
 Inner Grove Heights, Tax Increment, Series D, MBIA Insured, 5.50%, 2/01/19                      1,000,000    1,031,520
 Kenyon Wanamingo ISD No. 2172, MBIA Insured, 6.00%, 2/01/22                                     4,030,000    4,405,435
 Lakeville ISD No. 194,
    FGIC Insured, 5.40%, 2/01/13                                                               $ 1,000,000  $ 1,037,730
    Series C, MBIA Insured, 5.125%, 2/01/13                                                      5,325,000    5,428,838
 Minneapolis and St. Paul Housing and Redevelopment Authority, Health Care System Revenue,
    Childrens Health Care, Series A, FSA Insured, 5.70%, 8/15/16                                 1,005,000    1,076,194
    Health One Obligated Group, Series A, MBIA Insured, 7.40%, 8/15/11                          10,390,000   11,234,291
    Health One Obligated Group, Series A, MBIA Insured, 6.75%, 8/15/14                           3,950,000    4,223,301
 Minneapolis and St. Paul Minnesota Metropolitan Airport Commission,
 Airport Revenue, Series A, AMBAC Insured,
    5.00%, 1/01/22                                                                               4,000,000    4,003,160
    5.00%, 1/01/30                                                                              10,000,000    9,900,000
    5.20%, 1/01/24                                                                               6,600,000    6,650,094
 Minneapolis CDA, Tax Increment Revenue, Series 1990, MBIA Insured, 7.00%, 3/01/01               2,100,000    2,260,566
 Minneapolis CDA and St. Paul Housing and Redevelopment Authority, Health
 Care Facilities Revenue, Carondelet Community
  Hospitals, Inc., Series B, BIG Insured, Pre-Refunded, 8.875%, 11/01/15                           900,000    1,204,560
 Minneapolis Hospital Facilities Revenue, Fairview Hospital and Healthcare, Refunding,
    Series A, MBIA Insured, 6.50%, 1/01/11                                                         600,000      653,436
    Series B, MBIA Insured, 6.70%, 1/01/17                                                       7,815,000    8,495,296
 Minneapolis Minnesota GO, Sports Arena Project, Refunding, 5.20%, 10/01/24                      3,750,000    3,820,650
 Minneapolis Revenue University Gateway Project, Series A, 5.25%, 12/01/24                       3,000,000    3,030,390
 Minneapolis Special School District No. 001, Series A, MBIA Insured, 5.90%, 2/01/17             5,000,000    5,397,550
 Minneapolis St. Paul Housing Finance Board, SFMR,
    Phase VI, Series A, GNMA Secured, 8.30%, 8/01/21                                             2,570,000    2,628,185
    Series A, GNMA Secured, 8.375%, 11/01/17                                                       515,000      526,840
    Series C, GNMA Secured, 8.875%, 11/01/18                                                       375,000      383,558
 Minnesota State GO, Refunding, MBIA Insured, 5.40%, 8/01/09                                     3,000,000    3,140,520
 Minnesota State HFA,
    Rental Housing, Refunding, Series D, MBIA Insured, 5.90%, 8/01/15                            1,345,000    1,425,323
    Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18                            2,850,000    3,015,870
 Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22                               3,330,000    3,532,730
    SFHR, SFM, Series E, AMBAC-TCRS Insured, 5.40%, 1/01/25                                      9,000,000    9,080,100
    SFMR, Series A, FGIC Insured, 8.00%, 7/01/29                                                 2,690,000    2,760,774
    SFMR, Series B, FGIC Insured, 7.25%, 7/01/06                                                 1,845,000    1,847,823
    SFMR, Series B, FGIC Insured, 7.25%, 7/01/16                                                   555,000      555,849
    SFMR, Series C, FGIC Insured, 7.00%, 7/01/16                                                   300,000      300,465
    SFMR, Series D, AMBAC Insured, 7.30%, 7/01/09                                                3,170,000    3,277,400
    SFMR, Series D, FGIC Insured, 8.80%, 7/01/16                                                   205,000      209,278
    SFMR, Series F, MBIA Insured, 6.30%, 7/01/25                                                 1,500,000    1,606,590
    SFMR, Series G, AMBAC Insured, 6.25%, 7/01/26                                                2,590,000    2,784,794
    SFMR, Series I, MBIA Insured, 6.25%, 1/01/15                                                 1,410,000    1,499,352
 Minnesota State Higher Educational Facilities Authority Revenue, Series 3, Connie Lee Insured,
    6.50%, 1/01/17                                                                               3,940,000    4,125,929
 Minnetonka MFHR,
    Brier Creek Project, Refunding, Series A, GNMA Secured, 6.45%, 6/20/24                       2,720,000    2,932,078
    Cedar Hills East Project, FGIC Insured, 7.40%, 12/01/07                                        350,000      366,625
    Cedar Hills East Project, FGIC Insured, 7.50%, 12/01/27                                      1,000,000    1,039,690
 New Hope MFR, North Ridge, Refunding, Series A, GNMA Secured,
    6.05%, 1/01/17                                                                                 450,000      482,072
    6.20%, 1/01/31                                                                               5,470,000    5,811,602
 North Branch ISD No. 138, Series A, FGIC Insured, 5.625%, 2/01/17                               1,240,000    1,303,500
 North St. Paul Maplewood Minnesota ISD No. 622,
    Series A, MBIA Insured, Pre-Refunded, 7.10%, 2/01/19                                         2,000,000    2,335,160
    Refunding, Series A, 5.125%, 2/01/25                                                         2,275,000    2,286,466
 Northeast Metropolitan ISD No. 916, FSA Insured, 5.80%, 1/01/16                                 5,475,000    5,828,685
 Northern Municipal Power Agency, Minnesota Electric System Revenue,
    Refunding, FSA Insured, 5.00%, 1/01/12                                                       1,780,000    1,816,953
    Refunding, FSA Insured, 5.25%, 1/01/17                                                       1,000,000    1,023,960
    Refunding, FSA Insured, 5.30%, 1/01/21                                                       1,000,000    1,031,750
    Refunding, Series A, AMBAC Insured, 6.00%, 1/01/19                                          11,900,000   11,948,433
    Refunding, Series A, AMBAC Insured, 6.00%, 1/01/20                                           4,000,000    4,017,600
 Northern Municipal Power Agency, Minnesota Electric System Revenue, (cont.)
    Refunding, Series A, AMBAC Insured, Pre-Refunded, 7.40%, 1/01/18                           $ 9,500,000  $ 9,809,130
    Refunding, Series A, MBIA Insured, 6.00%, 1/01/20                                            4,200,000    4,218,480
    Refunding, Series B, AMBAC Insured, 5.50%, 1/01/18                                           8,150,000    8,372,577
    Series C, AMBAC Insured, 6.125%, 1/01/20                                                     8,090,000    8,651,931
 Northfield College Facility Revenue, St. Olaf College Project, BIG Insured, Pre-Refunded,
    8.00%, 10/01/18                                                                              2,000,000    2,007,000
 Owatonna Public Utilities Commission, Public Utilities Revenue, Refunding, Series A, AMBAC
   Insured, 5.45%, 1/01/16                                                                       3,350,000    3,435,224
 Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
    6.25%, 6/01/16                                                                               1,600,000    1,757,296
    6.125%, 6/01/24                                                                              1,815,000    1,981,145
 Princeton Hospital Revenue, Fairview Hospital and Healthcare, Series C, MBIA Insured, 6.25%,
    1/01/21                                                                                      7,205,000    7,725,994
 Princeton ISD No. 477,
    Mille Lacs County, Series A, FSA Insured, 5.375%, 2/01/17                                    2,540,000    2,603,906
    FAS Insured, 5.125%, 2/01/24                                                                 2,190,000    2,211,506
 Puerto Rico Commonwealth Public Improvement GO,
    MBIA Insured, Pre-Refunded, 6.50%, 7/01/23                                                   3,000,000    3,430,380
    Series A, FGIC Insured, Pre-Refunded, 7.375%, 7/01/04                                       10,000,000   10,473,700
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22                   930,000      983,494
 Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14                      1,300,000    1,418,027
 Robbinsdale Hospital Revenue, North Memorial Medical Center Project,
    Refunding, Series A, AMBAC Insured, 5.45%, 5/15/13                                           2,000,000    2,073,580
    Refunding, Series A, AMBAC Insured, 5.55%, 5/15/19                                           1,000,000    1,038,400
    Series B, AMBAC Insured, 5.45%, 5/15/13                                                      2,900,000    3,015,101
    Series B, AMBAC Insured, 5.50%, 5/15/23                                                      7,900,000    8,158,251
 Rochester Minnesota Health Care Facilities Revenue, Mayo Foundation, Series B, 5.50%, 11/15/27  5,000,000    5,232,550
 Roseville ISD No. 623, Series A,
    FGIC Insured, 6.00%, 2/01/23                                                                 1,250,000    1,313,063
 FSA Insured, 5.80%, 2/01/19                                                                     1,200,000    1,263,540
    FSA Insured, 5.85%, 2/01/24                                                                  2,470,000    2,596,983
    FSA Insured, 6.00%, 2/01/25                                                                  4,260,000    4,560,841
 Scott County Housing and Redevelopment Authority,
    Housing Development Revenue, River City Centre Project, Series A, FSA Insured, 5.35%, 2/01/20  760,000      786,661
    Housing Development Revenue, River City Centre Project, Series A, FSA Insured, 5.375%,
     2/01/27                                                                                     1,520,000    1,569,218
    Special Benefits Tax, River City Centre Project, Series B, AMBAC Insured, 5.50%, 2/01/27       675,000      705,733
    Tax Increment Development, Revenue, River City Centre Project, Series E, FSA Insured,
     5.375%, 2/01/25                                                                             1,170,000    1,207,885
 Scott County Housing and Redevelopment Authority Facilities, AMBAC Insured,
    5.25%, 12/01/11                                                                              2,380,000    2,498,905
    5.50%, 12/01/15                                                                              1,750,000    1,849,820
 Shakopee Public Utilities Commission Revenue, AMBAC Insured, 5.60%, 8/01/18                     1,750,000    1,807,435
 South Washington County ISD No. 833, Refunding, Series A, FGIC Insured, 6.125%, 6/01/10         2,080,000    2,183,709
 Southern Minnesota Municipal Power Agency, Power Supply System Revenue,
    Refunding, Series B, AMBAC Insured, 6.00%, 1/01/16                                           5,000,000    5,317,050
    Series A, AMBAC Insured, 6.00%, 1/01/13                                                      2,500,000    2,513,050
    Series A, AMBAC Insured, Pre-Refunded, 5.75%, 1/01/18                                        2,250,000    2,383,650
    Series A, FGIC Insured, 5.75%, 1/01/18                                                       1,000,000    1,080,840
    Series A, MBIA Insured, 5.00%, 1/01/12                                                       5,975,000    6,035,885
    Series A, MBIA Insured, 6.00%, 1/01/13                                                      12,500,000   12,565,250
    Series A, MBIA Insured, 5.75%, 1/01/18                                                       8,865,000    9,391,581
    Series A, MBIA Insured, Pre-Refunded, 5.75%, 1/01/18                                         1,000,000    1,059,400
    Series C, AMBAC Insured, 5.00%, 1/01/17                                                      1,000,000    1,000,060
 St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, Refunding,
    Series A, AMBAC Insured, 5.00%, 7/01/15                                                      2,165,000    2,181,584
    Series C, AMBAC Insured, 5.30%, 10/01/20                                                     1,230,000    1,256,863
 St. Francis ISD No. 015, Series A, FSA Insured,
    6.35%, 2/01/13                                                                               1,500,000    1,684,215
    6.375%, 2/01/16                                                                              5,465,000    6,144,682
 St. Louis Park Health CareFacilities Revenue, Healthsystem of Minnesota Obligated Group, Refunding, Series A, AMBAC Insured, 5.20%,
    7/01/16                                                                                      1,000,000    1,014,260
    7/01/23                                                                                      9,000,000    9,091,980
 St. Louis Park Hospital Facilities Revenue, Methodist Hospital Project,
 Refunding, Series A, AMBAC Insured, 7.25%,
    7/01/08                                                                                    $ 4,115,000  $ 4,416,341
    7/01/15                                                                                      1,000,000    1,073,230
 St. Paul Housing and Redevelopment Authority Parking Revenue, Series A, FSA Insured,
     5.75%, 8/01/13                                                                              5,105,000    5,430,291
 St. Paul ISD No. 625,
    Series A, FSA Insured, 5.75%, 2/01/16                                                        3,500,000    3,709,160
    Series C, MBIA Insured, 6.10%, 2/01/14                                                       1,075,000    1,161,022
    Series C, MBIA Insured, 6.10%, 2/01/15                                                         500,000      537,525
 St. Paul Port Authority, IDR, Series K, FGIC Insured, 9.50%,
    12/01/01                                                                                         5,000        5,113
    12/01/02                                                                                         5,000        5,249
    12/01/14                                                                                       190,000      194,708
 St. Paul Sewer Revenue, Series A, AMBAC Insured, 8.00%, 12/01/08                                8,000,000    8,157,520
 Stearns County Housing and Redevelopment Authority Lease Revenue,
 Administration Building Project, Refunding, AMBAC Insured,
  7.00%, 2/01/11                                                                                 3,645,000    3,745,784
 Stillwater ISD No. 834 GO, MBIA Insured, 5.75%, 2/01/15                                         2,990,000    3,216,702
 Virginia, Governmental Housing Project, Refunding, MBIA Insured, 5.90%, 2/01/26                 2,915,000    3,125,725
 Wadena ISD No. 819, Refunding, AMBAC Insured, 5.60%, 2/01/20                                    3,150,000    3,240,248
 Washington County Housing and Redevelopment Authority, Governmental Revenue,
 Housing, Landfall Terrace Project, Refunding,
    5.35%, 2/01/22                                                                               1,000,000    1,020,990
    5.40%, 8/01/27                                                                               2,015,000    2,057,214
 Washington County SFRMR, Housing and Redevelopment Authority, GNMA Secured, FGIC Insured,
   7.60%, 12/01/11                                                                                 140,000      140,463
 Western Minnesota Municipal Power Agency,
 Power Supply Revenue, Refunding, Series A, AMBAC Insured, 5.50%, 1/01/12                        2,745,000    2,945,550
    Power Supply Revenue, Refunding, Series A, AMBAC Insured, 5.50%, 1/01/13                     4,500,000    4,786,515
    Power Supply Revenue, Refunding, Series A, MBIA Insured, 5.50%, 1/01/15                      5,425,000    5,440,190
    Transmission Project Revenue, Refunding, AMBAC Insured, 6.75%, 1/01/16                       2,000,000    2,142,114
                                                                                                           ------------
 Total Long Term Investments (Cost $493,538,002)                                                            522,251,727
                                                                                                           ------------
aShort TermInvestments .3%
 Minnesota, Beltrami County Environmental Control Revenue, Refunding, Northwood Panelboard,
   Weekly VDRN and Put, 3.65%, 12/01/21                                                            700,000      700,000
 Beltrami County Environmental Control Revenue, Northwood Panelboard Co. Project, Daily VRDN
   and Put, 3.60%, 7/01/25                                                                         700,000      700,000
 Duluth Minnesota Tax Increment Revenue, Lake Superior Paper, Registered, Weekly VRDN
   and Put, 2.80%, 9/01/10                                                                         300,000      300,000
                                                                                                           ------------
 Total Short Term Investments (Cost $1,700,000)                                                               1,700,000
                                                                                                           ------------
 Total Investments (Cost $495,238,002) 101.0%                                                               523,951,727
 Other Assets, less Liabilities (1.0%)                                                                       (5,271,059)
                                                                                                           ------------
 Net Assets 100.0%                                                                                         $518,680,668
                                                                                                           ============



See glossary of terms on page 96.
aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Ohio Insured Tax-Free Income Fund
                                                            Six Months Ended
                                                             August 31, 1998         Year Ended February 28,
Class I                                                       (unaudited)   1998     1997     19961     1995    1994
------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                            $12.45    $12.19   $12.22    $11.90    $12.40  $12.34
                                                              ----------------------------------------------------------
Income from investment operations:
 Net investment income                                             .31       .64      .66       .68       .69     .70
 Net realized and unrealized gains (losses)                        .06       .33     (.03)      .33      (.50)    .07
                                                              ----------------------------------------------------------
Total from investment operations                                   .37       .97      .63      1.01       .19     .77
                                                              ----------------------------------------------------------
Less distributions from:
 Net investment income                                            (.31)     (.64)4   (.66)3    (.69)2    (.69)   (.71)
 Net realized gains                                               (.01)     (.07)      --        --        --      --
                                                              ----------------------------------------------------------
Total distributions                                               (.32)     (.71)    (.66)     (.69)     (.69)   (.71)
                                                              ----------------------------------------------------------
Net asset value, end of period                                  $12.50    $12.45   $12.19    $12.22    $11.90  $12.40
                                                              ==========================================================

Total return*                                                     2.95%     8.22%    5.35%     8.66%     1.74%   6.08%

Ratios/supplemental data
Net assets, end of period (000's)                              $753,875  $741,079 $698,360  $685,783  $652,545  $686,398
Ratios to average net assets:
 Expenses                                                          .66%**    .64%     .64%      .64%      .63%    .56%
 Net investment income                                            5.06%**   5.24%    5.43%     5.58%     5.83%   5.59%
Portfolio turnover rate                                           1.55%    12.84%   14.95%    11.47%    11.76%   7.29%



Class II
--------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                               $12.51    $12.24   $12.26    $11.90
                                                                 ---------------------------------------
Income from investment operations:
 Net investment income                                             .28       .58      .59       .52
 Net realized and unrealized gains (losses)                        .07       .34     (.02)      .35
                                                                 ---------------------------------------
Total from investment operations                                   .35       .92      .57       .87
                                                                 ---------------------------------------
Less distributions from:
 Net investment income                                            (.28)     (.58)    (.59)     (.51)
 Net realized gains                                               (.01)     (.07)      --        --
                                                                 ---------------------------------------
Total distributions                                               (.29)     (.65)    (.59)     (.51)
                                                                 ---------------------------------------
Net asset value, end of period                                  $12.57    $12.51   $12.24    $12.26
                                                                 =======================================

Total return*                                                     2.73%     7.66%    4.79%     7.43%

Ratios/supplemental data
Net assets, end of period (000's)                              $35,199   $28,178  $15,786    $6,085
Ratios to average net assets:
 Expenses                                                         1.22%**   1.20%    1.20%     1.22%**
 Net investment income                                            4.50%**   4.67%    4.80%     4.99%**
Portfolio turnover rate                                           1.55%    12.84%   14.95%    11.47%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to
May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.
2Includes distributions in excess of net investment income in the amount of $.001.
3Includes distributions in excess of net investment income in the amount of $.003.
4Includes distributions in excess of net investment income in the amount of $.007.



                              See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1998 (unaudited)

                                                                                                 PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
aLong Term Investments 98.4%
 Akron Bath Copley Joint Township Hospital District Revenue, Akron General Medical
 Center Project, Refunding, AMBAC Insured, 5.375%,
    1/01/17                                                                                    $ 1,000,000  $ 1,047,150
    1/01/22                                                                                      1,500,000    1,550,955
    1/01/27                                                                                      1,000,000    1,027,450
 Akron GO, Limited Tax, FGIC Insured, 7.50%, 9/01/05                                               500,000      599,440
 Akron Sewer System Revenue, Refunding, MBIA Insured, 5.55%, 12/01/16                            3,660,000    3,857,128
 Akron Waterworks System First Mortgage Revenue, FGIC Insured, 6.00%, 3/01/14                    1,000,000    1,091,540
 Allen County, Refunding, AMBAC Insured, 5.30%, 12/01/15                                         1,250,000    1,281,925
 Allen County Sewer Revenue, MBIA Insured, 5.70%, 12/01/13                                       1,200,000    1,270,068
 Archbold Area Local School District GO,
    AMBAC Insured, 6.00%, 12/01/21                                                               2,000,000    2,197,340
    Refunding, MBIA Insured, 5.90%, 12/01/11                                                       600,000      627,258
 Aurora City School District GO, Refunding and Improvement, FGIC Insured, 5.80%, 12/01/16        1,075,000    1,161,473
 Avon Local School District, AMBAC Insured, 6.00%, 12/01/20                                      2,500,000    2,740,450
 Barberton Ohio City School District, FGIC Insured, 5.125%, 11/01/22                             5,000,000    5,051,550
 Beavercreek Local School District GO, FGIC Insured, 5.70%, 12/01/20                             8,375,000    8,944,668
 Belmont County Correctional Facility, MBIA Insured, 5.85%, 12/01/16                               500,000      543,725
 Bluffton Exempt Village School District, AMBAC Insured, 5.50%, 12/01/16                         1,000,000    1,055,220
 Brunswick City School District, AMBAC Insured, 6.90%, 12/01/12                                  2,295,000    2,529,893
 Butler County GO, AMBAC Insured, 5.75%, 12/01/16                                                1,000,000    1,077,110
 Butler County Hospital Facilities Revenue, Middletown Regional Hospital,
 Refunding and Improvement, FGIC Insured,
  6.75%, 11/15/10                                                                                2,150,000    2,350,724
 Butler County Transporation Improvement, Series A, FSA Insured, 5.125%, 4/01/17                 2,000,000    2,039,320
 Butler County Waterworks Revenue, AMBAC Insured,
    6.35%, 12/01/08                                                                                790,000      863,897
    6.40%, 12/01/12                                                                                500,000      544,270
    5.45%, 12/01/16                                                                              1,000,000    1,049,510
 Canal Winchester Ohio Local School District GO, Franklin and Fairfield Company Ohio, 5.30%,
    12/01/25                                                                                     5,705,000    5,844,088
 Cardington and Lincoln Local School District, MBIA Insured, 6.60%, 12/01/14                       400,000      436,688
 Celina Wastewater System Mortgage Revenue, FGIC Insured, 6.55%, 11/01/16                        1,200,000    1,283,904
 Centerville GO, Capital Facilities, MBIA Insured, 5.65%, 12/01/18                               2,265,000    2,394,671
 Chillicothe GO, Limited Tax, AMBAC Insured, 6.05%, 12/01/12                                       675,000      723,796
 Claymont City School District, FGIC Insured, 5.70%, 12/01/21                                    1,000,000    1,072,920
 Clermont County Hospital Facilities Revenue, Mercy Health System,
 Provine of Cincinnati, Refunding,
    Series A, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/19                                          515,000      568,915
    Series B, AMBAC Insured, 6.00%, 9/01/19                                                      1,750,000    1,865,868
 Clermont County Sewer System Revenue, AMBAC Insured, Pre-Refunded, 7.10%, 12/01/15              4,280,000    4,549,340
 Clermont County Waterworks Revenue, Refunding, AMBAC Insured, 5.80%, 12/01/18                  11,000,000   11,664,730
 Cleveland Airport Systems Revenue,
    Series A, FGIC Insured, 6.25%, 1/01/20                                                       3,000,000    3,250,200
    Series B, FGIC Insured, 6.00%, 1/01/14                                                         985,000    1,092,070
    Series B, FGIC Insured, 6.10%, 1/01/24                                                       1,450,000    1,614,488
 Cleveland GO, Series 1994, MBIA Insured, 6.70%, 11/15/18                                        2,000,000    2,319,060
 Cleveland Waterworks First Mortgage Revenue,
    Refunding and Improvement, Series H, MBIA Insured, 5.75%, 1/01/26                           19,750,000   21,054,290
    Refunding, Series F, AMBAC Insured, 6.25%, 1/01/16                                           2,000,000    2,156,240
    Series F-92, AMBAC Insured, 6.25%, 1/01/15                                                   1,000,000    1,076,830
 Clinton-Massie Local School District, Refunding, Issue I, AMBAC Insured, 7.50%, 12/01/11        1,000,000    1,130,540
 Columbiana County, Refunding, FSA Insured, 5.25%, 12/01/24                                      1,000,000    1,018,640
 Columbus GO, Limited Tax, FGIC Insured, 9.50%, 4/15/03                                            975,000    1,204,505
 Columbus Municipal Airport Authority, Revenue Airport Improvement,
 Port Columbus International B, AMBAC Insured, 5.00%,
    1/01/18                                                                                      3,815,000    3,821,295
 Columbus State Community College, General Receipts, AMBAC Insured, 5.75%, 12/01/16              2,100,000    2,275,644
 Coshocton Sewer System GO, AMBAC Insured, 6.50%, 12/01/12                                       1,530,000    1,689,135
 Crestview Local School District GO, Construction and Improvement, AMBAC Insured, 6.65%,
    12/01/14                                                                                     1,650,000    1,831,137
 Cuyahoga County GO, Limited Tax, MBIA Insured, 9.375%, 10/01/04                                   100,000      127,192
 Cuyahoga County Hospital Revenue, Metrohealth System Project, Refunding and Improvement,
  MBIA Insured, 5.50%, 2/15/27                                                                   3,915,000    4,046,936
 Cuyahoga County Utility System Revenue, Medical Center Company Project, Refunding, Series B,
   MBIA Insured, 6.10%, 8/15/15                                                                  2,945,000    3,189,406
 Dayton Airport Revenue, Refunding, AMBAC Insured, 5.25%, 12/01/15                             $ 2,000,000  $ 2,063,280
 Dayton Water System Mortgage Revenue, Refunding, MBIA Insured, 6.75%, 12/01/10                  1,395,000    1,428,271
 Defiance GO, MBIA Insured,
    6.10%, 12/01/14                                                                              1,000,000    1,096,730
    6.20%, 12/01/20                                                                                750,000      828,743
 Delaware City School District, FGIC Insured, 5.75%, 12/01/15                                    1,640,000    1,754,128
 Dover City School District, AMBAC Insured, 6.25%, 12/01/16                                      2,000,000    2,161,520
 Dover Municipal Electric System Revenue, FGIC Insured, 6.00%, 12/01/19                          1,625,000    1,762,833
 Dover Waterworks Systems Revenue, AMBAC Insured, 6.00%, 12/01/13                                1,100,000    1,208,691
 Dublin City School District, AMBAC Insured, 6.20%, 12/01/19                                     5,735,000    6,350,480
 East Liverpool Hospital Revenue, East Liverpool City Hospital Project, Series B, FSA Insured,
   5.00%, 10/01/21                                                                               1,000,000      993,190
 Fairborn GO, Limited Tax, Series 1991, MBIA Insured, 7.00%, 10/01/11                            1,390,000    1,556,202
 Fairfield City School District GO, FGIC Insured, 6.00%, 12/01/20                                1,000,000    1,080,230
 Finneytown Local School District, FGIC Insured, 5.80%, 12/01/24                                 1,980,000    2,148,557
 Forest Hills Local School District, MBIA Insured, 5.70%, 12/01/16                               1,500,000    1,619,460
 Fostoria City School District GO, AMBAC Insured, 6.70%, 12/01/16                                2,500,000    2,781,350
 Franklin County Convention Facilities Authority, Tax and Lease Revenue Anticipation Bonds, MBIA
   Insured, 5.00%, 12/01/27                                                                      5,350,000    5,354,173
 Franklin County Hospital Revenue, Holy Cross Health Systems, AMBAC Insured, 5.875%, 6/01/21     2,500,000    2,678,850
 Green County Water System Revenue, Series A, FGIC Insured, 6.125%, 12/01/21                     2,100,000    2,337,699
 Green Local School District GO, Summit County, FGIC Insured,
    5.875%, 12/01/14                                                                             2,800,000    3,029,012
    5.90%, 12/01/19                                                                              5,150,000    5,548,971
 Greene County Ohio Sewer Systems Revenue, Governmental Enterprise, MBIA Insured, 5.25%,
    12/01/25                                                                                     6,000,000    6,097,140
 Hamilton City Electric System Mortgage Revenue,
    Refunding, Series A, FGIC Insured, 6.00%, 10/15/23                                          18,450,000   19,677,663
    Series B, FGIC Insured, 6.30%, 10/15/25                                                      2,340,000    2,538,268
    Series B, FGIC Insured, Pre-Refunded, 8.00%, 10/15/22                                        9,500,000    9,739,210
 Hamilton County Hospital Facilities Revenue, Bethesda Hospital, Refunding, Series A,
   AMBAC Insured, 6.25%, 1/01/12                                                                 3,650,000    3,961,601
 Hamilton County Sewer System Revenue, Refunding, Series A, FGIC Insured, 6.05%, 12/01/15        3,010,000    3,319,368
 Hamilton Wastewater System Revenue, Series A, FSA Insured,
    5.90%, 10/15/21                                                                              3,040,000    3,254,259
    5.20%, 10/15/23                                                                              7,525,000    7,645,325
 Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21                   4,665,000    4,987,585
 Hillard School District, Refunding, FGIC Insured, 6.55%, 12/01/05                                 500,000      575,730
 Hudson Local School District, Refunding, FGIC Insured, 5.60%, 12/15/14                          2,750,000    2,904,413
 Indian Lake Local School District GO, Construction and Improvement, FGIC Insured, 5.375%,
    12/01/23                                                                                     1,000,000    1,027,410
 Indian Valley Local School District GO, AMBAC Insured, 5.75%, 12/01/19                          1,000,000    1,071,720
 Ironton Building Improvement, AMBAC Insured, 5.50%, 12/01/22                                    1,000,000    1,048,620
 Jackson Local School District, Stark and Summit Counties School Building,
 Construction and Improvement, MBIA Insured,
    5.40%, 12/01/13                                                                              2,750,000    2,886,620
    5.50%, 12/01/21                                                                              3,060,000    3,208,777
 Jackson Waterworks Revenue, AMBAC Insured, 5.60%, 12/01/18                                        500,000      519,410
 Kent City School District, FGIC Insured, 5.75%, 12/01/21                                        1,500,000    1,616,100
 Kent State University Revenues,
    AMBAC Insured, 6.45%, 5/01/12                                                                1,195,000    1,322,160
    General Receipts, MBIA Insured, 5.50%, 5/01/28                                               5,920,000    6,167,515
 Kettering City School District, FGIC Insured, 5.25%, 12/01/22                                   1,000,000    1,013,940
 Lake County Hospital Improvement Revenue, Lake Hospital System, Inc.,
Series B and C, AMBAC Insured,
    7.875%, 1/01/05                                                                              1,940,000    1,973,950
    Pre-Refunded, 8.00%, 1/01/13                                                                 2,185,000    2,228,700
 Lake Local School District, Stark County, AMBAC Insured, 6.25%, 12/01/09                        1,000,000    1,098,650
 Lakota Local District GO, AMBAC Insured, 6.125%, 12/01/17                                       3,200,000    3,602,368
 Lebanon Electric Revenue Mortgage, AMBAC Insured, 5.60%, 12/01/16                                 795,000      832,898
 Liberty Benton Local School District, AMBAC Insured,
    6.00%, 12/01/15                                                                              2,000,000    2,244,280
    6.10%, 12/01/19                                                                              2,045,000    2,305,962
 Lincolnview Local School District, FGIC Insured, 5.50%, 12/01/25                                4,225,000    4,423,448
 Lorain County Hospital Revenue, Catholic Healthcare Partners,
 Refunding, Series B, MBIA Insured,
   5.50%, 9/01/27                                                                               12,200,000   12,732,042
 Lucas County GO, Limited Tax, FGIC Insured, 8.00%,
    12/01/06                                                                                     $ 120,000    $ 150,156
    12/01/08                                                                                       110,000      141,416
    12/01/09                                                                                       120,000      156,608
    12/01/10                                                                                       220,000      289,166
 Lucas County Hospital Revenue,
 Promedica Healthcare Obligation, Refunding, MBIA Insured, 5.75%, 11/15/14                       5,000,000    5,443,250
    St. Vincent Medical Center, Refunding, Series B, MBIA Insured, 5.25%, 8/15/20                3,500,000    3,538,465
 Mahoning County GO, Bridge Improvement,
    Limited Tax, AMBAC Insured, 7.20%, 12/01/09                                                  1,500,000    1,591,245
    Unlimited Tax, AMBAC Insured, 7.15%, 12/01/04                                                1,500,000    1,592,820
 Mahoning County Hospital Facilities Revenue,
    Western Reserve Care, MBIA Insured, 5.50%, 10/15/25                                          5,000,000    5,304,700
    Youngstown Hospital, Inc. Project, Series B, MBIA Insured, 7.00%, 10/15/08                   2,000,000    2,236,000
 Mansfield Hospital Improvement Revenue, Mansfield General Hospital Project, AMBAC
  Insured, 6.70%, 12/01/09                                                                       2,500,000    2,736,000
 Marietta City School District, Series B, AMBAC Insured, 5.75%, 12/01/07                         1,000,000    1,075,570
 Marietta Sewer System Mortgage Revenue, BIG Insured, 7.50%, 11/01/07                              500,000      510,465
 Marietta Water Revenue, AMBAC Insured, 5.95%, 12/01/21                                          3,875,000    4,182,133
 Marysville Exempted Village School District GO, MBIA Insured, 5.75%, 12/01/23                   1,000,000    1,063,970
 Marysville Water Systems, Refunding, AMBAC Insured,
    5.40%, 12/01/13                                                                              1,000,000    1,036,880
    5.50%, 12/01/18                                                                              1,500,000    1,546,170
 Mason Sewer Systems Revenue, FGIC Insured, 6.00%, 12/01/19                                      1,935,000    2,081,905
 Maumee Hospital Revenue, Saint Luke's Hospital Project, Refunding, AMBAC Insured, 5.80%,
    12/01/14                                                                                     2,755,000    2,978,623
 Mentor Exempted Village School District, MBIA Insured,
    5.375%, 12/01/11                                                                             1,000,000    1,045,330
    6.625%, 12/01/13                                                                             2,000,000    2,184,940
    Pre-Refunded, 7.40%, 12/01/11                                                                2,040,000    2,175,762
 Miami County Hospital Facilities Revenue, Upper Valley Medical Center, Nursing Care, Inc.,
  Series B, MBIA Insured, 6.50%, 5/01/21                                                         1,340,000    1,427,422
 Middleburg Heights Hospital Revenue, Southwest General Health Center, Refunding, FSA
   Insured, 5.75%, 8/15/21                                                                       1,500,000    1,604,430
 Montgomery County Hospital Facilities Revenue, Kettering Medical Center
 Facilities, MBIA Insured,
    7.40%, 4/01/09                                                                              15,000,000   15,593,250
    5.50%, 4/01/26                                                                               2,000,000    2,072,200
    Pre-Refunded, 7.50%, 4/01/14                                                                 5,000,000    5,215,050
 Montgomery County Revenue,
    Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/12                   1,600,000    1,737,616
    Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/16                   3,250,000    3,513,900
    Sisters of Charity Health Care, Series A, AMBAC Insured, 6.25%, 5/15/14                      1,780,000    1,968,733
    Sisters of Charity Health Care, Series A, MBIA Insured, 6.625%, 5/15/21                      1,565,000    1,692,548
 Muskingum County GO,
    County Office Building Improvement, AMBAC Insured, 7.20%, 12/01/10                           1,000,000    1,085,580
    Justice Center Improvement, AMBAC Insured, 6.375%, 12/01/17                                  1,695,000    1,888,416
 Napoleon City School District GO, AMBAC Insured, 5.375%, 12/01/18                               1,000,000    1,029,650
 New Lexington HDC, Mortgage Revenue, Lincoln Park, Refunding, Series A, MBIA Insured,
   FHA Insured, 5.85%, 1/01/21                                                                   1,080,000    1,128,028
 New Philadelphia City School District, School and Improvement, AMBAC Insured, 6.25%, 12/01/17   2,000,000    2,159,100
 New Richmond Exempted Village School District GO, AMBAC Insured, 7.125%, 9/01/09                1,500,000    1,563,720
 Newark Water System, AMBAC Insured, 6.00%, 12/01/18                                             1,000,000    1,112,470
 North Olmsted GO, AMBAC Insured, 6.25%, 12/15/12                                                3,800,000    4,153,248
 North Ridgeville GO, City School District, AMBAC Insured, 6.30%, 12/01/17                       2,900,000    3,160,362
 Northeastern Local School District, Clark County Improvement, FGIC Insured, 5.55%, 12/01/18     1,000,000    1,054,260
 Northridge Local School District, Licking, Knox and Del Counties Improvement, FSA
   Insured, 5.75%, 12/01/18                                                                      1,090,000    1,162,441
 Northwest Local School District, Scioto County, AMBAC Insured, 7.05%, 12/01/14                  2,000,000    2,213,720
 Northwest Ohio Local School District, Hamilton County, FGIC Insured, 5.15%, 12/01/22            3,400,000    3,437,502
 Oak Hills Local School District, MBIA Insured, 5.45%, 12/01/21                                  5,000,000    5,223,100
 Ohio Capital Corp. for Housing Mortgage Revenue,
    Refunding, MBIA Insured, 6.35%, 7/01/22                                                      2,000,000    2,147,820
    Refunding, MBIA Insured, 6.90%, 7/01/24                                                      4,215,000    4,461,915
    Refunding, Series J, MBIA Insured, 6.50%, 1/01/25                                            3,500,000    3,665,375
 Ohio Capital Corp. for Housing Mortgage Revenue, (cont.)
    Westview Apartments, Refunding, Series A, MBIA Insured, 6.125%, 1/01/15                    $ 1,625,000  $ 1,744,925
    Westview Apartments, Refunding, Series A, MBIA Insured, 6.25%, 1/01/23                       2,565,000    2,744,935
 Ohio HFA,
    MFHR, Northridge Apartments, FGIC Insured, 10.35%, 12/01/25                                    760,000      834,655
 MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%, 5/01/32                      2,035,000    2,095,989
    SFMR, Series A, GNMA Secured, 7.65%, 3/01/29                                                 2,960,000    3,077,719
    SFMR, Series B, GNMA Secured, 7.40%, 9/01/15                                                   635,000      665,569
    SFMR, Series C, GNMA Secured, 8.00%, 9/01/08                                                 1,690,000    1,757,735
    SFMR, Series C, GNMA Secured, 8.125%, 3/01/20                                                1,560,000    1,619,249
    SFMR, Series C, GNMA Secured, 7.85%, 9/01/21                                                 1,455,000    1,544,584
    SFMR, Series D, GNMA Secured, 7.50%, 9/01/13                                                   945,000      998,856
    SFMR, Series D, GNMA Secured, 7.05%, 9/01/16                                                 3,760,000    3,982,818
    SFMR, Series I, GNMA Secured, 7.60%, 9/01/16                                                 2,640,000    2,792,803
 Ohio Municipal Electric Generation Agency, Joint Venture 5, AMBAC Insured,
    5.625%, 2/15/16                                                                             13,000,000   13,610,480
    5.375%, 2/15/24                                                                              7,680,000    7,879,450
 Ohio State Air Quality Development Authority Revenue,
    Cincinnati Gas and Electric, Refunding, MBIA Insured, 5.45%, 1/01/24                         5,000,000    5,127,000
    Columbus Southern Power, Series A, FGIC Insured, 6.375%, 12/01/20                            4,000,000    4,377,160
    JMG Funding, L.P., AMBAC Insured, 5.625%, 10/01/22                                           7,500,000    7,963,425
    JMG Funding, L.P., Refunding, AMBAC Insured, 6.375%, 1/01/29                                 1,230,000    1,341,967
    JMG Funding, L.P., Refunding, AMBAC Insured, 6.375%, 4/01/29                                15,245,000   16,632,752
    PCR, Ohio Edison, Refunding, Series B, AMBAC Insured, 5.625%, 11/15/29                       5,400,000    5,611,464
    PCR, Pennsylvania Power Co., Refunding, AMBAC Insured, 6.45%, 5/01/27                        7,000,000    7,611,660
    PCR, Refunding, FGIC Insured, 7.45%, 3/01/16                                                 1,000,000    1,067,960
 Ohio State Building Authority, Adult Correctional Facility, Series A,
    AMBAC Insured, 5.60%, 4/01/16                                                                2,000,000    2,117,420
    MBIA Insured, 6.125%, 10/01/13                                                              13,000,000   14,354,210
 Ohio State Department of Transportation, COP, Panhandle Rail Line Project, Series A, FSA'
   Insured, 6.50%, 4/15/12                                                                       1,100,000    1,199,440
 Ohio State Education Loan Revenue, Series A-1, AMBAC Insured, 5.85%, 12/01/19                   5,000,000    5,235,150
 Ohio State HFA, Residential Mortgage Revenue, Series A-1, GNMA Secured, 5.40%, 9/01/29          3,900,000    3,949,998
 Ohio State Higher Educational Facility Commission Revenue,
    Dayton University Project, FGIC Insured, 7.25%, 12/01/12                                       450,000      489,803
    Dayton University Project, FGIC Insured, 5.80%, 12/01/14                                     1,300,000    1,388,452
    Dayton University Project, FGIC Insured, 6.75%, 12/01/15                                     1,725,000    1,904,676
    Xavier University, MBIA Insured, 5.375%, 5/15/22                                             5,000,000    5,195,550
    Xavier University Project, MBIA Insured, Pre-Refunded, 7.625%, 11/01/08                      1,500,000    1,510,020
 Ohio State Turnpike Commission, Turnpike Revenue, Series A,
    FGIC Insured, 5.75%, 2/15/24                                                                 1,000,000    1,055,680
    MBIA Insured, 5.50%, 2/15/26                                                                19,400,000   20,346,332
 Ohio State Water Development Authority Revenue,
    Cincinnati Gas, Refunding, Series A, MBIA Insured, 5.45%, 1/01/24                            4,000,000    4,109,000
    COP, Fresh Water Service, AMBAC Insured, 5.90%, 12/01/21                                     8,750,000    9,404,150
    Dayton Power, Refunding, Series A, AMBAC Insured, 6.40%, 8/15/27                             5,000,000    5,382,500
    Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/11                                    1,000,000    1,056,620
    Refunding and Improvement, Pure Water, AMBAC Insured, 5.50%, 12/01/18                        4,450,000    4,577,315
    Series I, AMBAC Insured, ETM, 7.00%, 12/01/09                                                2,000,000    2,376,600
 Ohio State Water Development Authority, PCR Facilities, Pennsylvania Power Co. Project,
    Refunding, AMBAC Insured, 6.15%, 8/01/23                                                     3,420,000    3,703,005
 Olentangy Local School District GO, BIG Insured, 7.75%,
    12/01/08                                                                                       375,000      478,384
    12/01/09                                                                                       375,000      487,793
    12/01/10                                                                                       375,000      492,071
 Olmsted Falls Local School District, FGIC Insured,
    7.05%, 12/15/11                                                                              1,000,000    1,118,020
    5.85%, 12/15/17                                                                              1,500,000    1,617,750
 Ontario Ohio Local School District, Refunding, FSA Insured, 5.125%, 12/01/18                    4,000,000    4,048,720
 Orrville Electric System Mortgage Revenue, Refunding, Series A and B, AMBAC Insured, 7.50%,
    12/01/10                                                                                     2,500,000    2,572,200
 Orrville Water Systems Improvement Revenue, MBIA Insured, 6.125%, 12/01/18                    $ 1,150,000  $ 1,253,592
 Ottawa County GO, Catawba Isle, AMBAC Insured, 7.00%, 9/01/11                                   1,500,000    1,648,425
 Ottawa County Sewer System Revenue, Danbury Project, Refunding, AMBAC Insured, 5.50%, 10/01/14  1,950,000    2,041,007
 Painesville Township Local School District GO, Lake County, FGIC Insured,
    5.625%, 12/01/09                                                                             3,240,000    3,470,688
    5.65%, 12/01/15                                                                              4,490,000    4,743,326
 Perrysburg Exempted Village School District, AMBAC Insured, 6.00%, 12/01/15                     2,000,000    2,170,760
 Pickerington Local School District GO, Refunding, AMBAC Insured, 5.55%, 12/01/07                1,000,000    1,077,980
 Powell Village, Series A, MBIA Insured,
    5.55%, 12/01/17                                                                                840,000      889,048
    5.60%, 12/01/22                                                                                445,000      472,029
 Puerto Rico Commonwealth GO,
    FSA Insured, 5.40%, 7/01/25                                                                  3,000,000    3,099,120
    Refunding, MBIA Insured, 5.75%, 7/01/24                                                      2,000,000    2,128,640
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series A, AMBAC Insured,
   5.50%, 7/01/21                                                                                4,000,000    4,196,320
 Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21                     11,000,000   11,350,130
 Revere Local School District, AMBAC Insured,
    5.25%, 12/01/16                                                                              2,000,000    2,047,000
    6.00%, 12/01/16                                                                              1,600,000    1,735,440
 Reynoldsburg City School District, Refunding, FGIC Insured, 5.45%, 12/01/17                     4,075,000    4,280,299
 Saint Mary's Electric System Mortgage Revenue, AMBAC Insured, 6.65%, 12/01/11                     600,000      656,700
 Saint Mary's Waterworks Revenue, AMBAC Insured, 6.65%, 12/01/11                                   750,000      820,875
 Salem GO, AMBAC Insured, 6.50%, 12/01/06                                                        2,000,000    2,322,140
 South Range Local School District, MBIA Insured, 6.15%, 12/01/18                                  700,000      765,485
 SouthWest Regional Water District, Water Revenue, MBIA Insured, 6.00%,
    12/01/15                                                                                     1,000,000    1,089,310
    12/01/20                                                                                       700,000      758,030
 South-Western City School District of Ohio, Franklin and Pickway Counties,
 FGIC Insured, ETM, 7.875%,
    12/01/04                                                                                       550,000      663,311
    12/01/06                                                                                       600,000      749,880
    12/01/07                                                                                       600,000      752,226
 Springboro Sewer Systems Revenue, Refunding, MBIA Insured, 5.70%, 6/01/18                       1,410,000    1,499,831
 Springboro Water Systems Revenue, Refunding, AMBAC Insured, 5.45%, 12/01/18                     1,125,000    1,154,205
 Stark County GO, Refunding, AMBAC Insured, 5.70%, 11/15/17                                      2,775,000    2,962,340
 Stark County Sanitary Sewer System Revenue, Series A, MBIA Insured, Pre-Refunded, 7.75%,
    11/15/18                                                                                     8,500,000    8,741,485
 Stark County Sewer District Improvement Bonds, FGIC Insured, 5.80%, 12/01/16                    1,000,000    1,087,300
 Steubenville City School District, Series A, AMBAC Insured, 6.20%, 12/01/17                     2,075,000    2,284,181
 Struthers City School District, AMBAC Insured, 6.50%, 12/01/14                                  1,750,000    1,928,430
 Summit County GO, Limited Tax,
    County Jail Improvement, AMBAC Insured, Pre-Refunded, 7.85%, 12/01/08                        3,530,000    3,637,771
    Refunding, Series B, AMBAC Insured, 6.95%, 8/01/08                                             400,000      438,304
 Sylvania City School District, FGIC Insured, 5.75%, 12/01/22                                    4,830,000    5,142,356
 Toledo GO, Limited Tax,
    AMBAC Insured, 5.95%, 12/01/15                                                               3,715,000    4,057,300
    AMBAC Insured, 6.00%, 12/01/16                                                               1,000,000    1,104,460
    FGIC Insured, 7.375%, 12/01/00                                                                 500,000      535,170
    FGIC Insured, 7.375%, 12/01/02                                                                 400,000      449,696
    FGIC Insured, 7.375%, 12/01/03                                                                 650,000      742,892
    FGIC Insured, 7.375%, 12/01/04                                                                 650,000      753,753
    FGIC Insured, 7.375%, 12/01/05                                                                 650,000      763,497
    FGIC Insured, 7.375%, 12/01/06                                                                 625,000      739,525
 Toledo Sewerage System Mortgage Revenue, Series B, MBIA Insured,
    7.75%, 11/15/17                                                                              2,320,000    2,385,192
    Pre-Refunded, 7.75%, 11/15/17                                                                3,680,000    3,784,549
 Trumbull County Hospital Revenue,
    Refunding, Series B, FGIC Insured, 6.90%, 11/15/12                                           2,000,000    2,274,740
    Refunding and Improvement, Series A, FGIC Insured, 6.25%, 11/15/12                           1,000,000    1,107,090
 Twinsburg City School District, FSA Insured, 6.70%, 12/01/11                                    4,000,000    4,378,880
 University of Cincinnati,
    COP, MBIA Insured, 6.75%, 12/01/09                                                         $ 1,600,000  $ 1,772,560
    General Receipt, Series AD, MBIA Insured, 5.125%, 6/01/20                                    1,500,000    1,513,035
    General Receipt, Series W, MBIA Insured, 5.85%, 6/01/16                                      1,630,000    1,766,170
 University of Puerto Rico, University System Revenues, Series M, MBIA Insured, 5.25%, 6/01/25   6,000,000    6,160,320
 University of Toledo General Receipt,
    FGIC Insured, 5.30%, 6/01/18                                                                 2,000,000    2,041,840
    Refunding, Series A, FGIC Insured, 5.90%, 6/01/20                                            5,500,000    5,786,275
 Upper Arlington County School District, MBIA Insured, 5.25%, 12/01/22                           5,000,000    5,087,500
 Urbana Wastewater Treatment Plant GO, AMBAC Insured, 7.05%, 12/01/11                            1,000,000    1,125,170
 Valley Local School District, AMBAC Insured, 7.00%, 12/01/13                                    1,400,000    1,603,056
 Warren GO,
    Refunding, AMBAC Insured, 5.50%, 11/15/13                                                    1,015,000    1,065,303
    MBIA Insured, 6.65%, 11/01/12                                                                2,415,000    2,756,070
 Wausen Exempt Village School District, Refunding and School Improvements, MBIA Insured,
  5.50%, 12/01/17                                                                                1,800,000    1,898,226
 Wayne Local School District, Warren County, AMBAC Insured, 6.10%, 12/01/24                      1,800,000    1,987,920
 Westerville, Minerva Park and Blendon Joint Township Hospital District
 Revenue, St. Ann's Hospital, ETM, Refunding, Series B,
  AMBAC Insured, 7.00%, 9/15/12                                                                  5,000,000    5,367,100
 Wilmington City School District, FGIC Insured, 6.30%, 12/01/14                                  2,000,000    2,159,040
 Wilmington Sewer System Revenue, First Mortgage, Refunding, MBIA Insured, 5.30%, 2/15/18        1,170,000    1,207,709
 Wilmington Water Revenue, First Mortgage System, AMBAC Insured,
    5.90%, 6/15/14                                                                               1,275,000    1,382,546
    6.00%, 6/15/21                                                                               2,510,000    2,715,745
 Woodmore Local School District, Refunding, AMBAC Insured, 5.65%, 12/01/08                         500,000      538,620
 Wooster City School District, AMBAC Insured, 6.50%, 12/01/17                                    8,700,000    9,734,952
 Worthington City School District, Refunding, FGIC Insured, 6.375%, 12/01/12                     2,350,000    2,558,586
 Youngstown State University, General Receipts, AMBAC Insured, 6.00%, 12/15/16                   2,250,000    2,526,067
 Zane Trace Local School District, AMBAC Insured, 5.45%, 12/01/19                                1,000,000    1,045,440
                                                                                                           ------------
 Total Long Term Investments (Cost $722,404,084)                                                            776,333,496
                                                                                                           ------------
aShort Term Investments .1%
 Cuyahoga County Ohio EDR, The Cleveland Orchestra Project, Daily VRDN and Put, 3.25%, 4/01/28     700,000      700,000
 Ohio State Air Quality Development Authority Revenue, Cincinnati Gas and Electric, Refunding,
   Series A, Daily VRDN, 3.20%, 9/01/30                                                            200,000      200,000
 Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue,
   Series A, AMBAC Insured, Weekly VRDN and Put, 2.75%, 7/01/28                                    200,000      200,000
                                                                                                           ------------
 Total Short Term Investments (Cost $1,100,000)                                                               1,100,000
                                                                                                           ------------
 Total Investments (Cost $723,504,084) 98.5%                                                                777,433,496
 Other Assets, less Liabilities 1.5%                                                                         11,640,463
                                                                                                           ------------
 Net Assets 100.0%                                                                                         $789,073,959
                                                                                                           ============



See glossary of terms on page 96.
aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



                        See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1998 (unaudited) (cont.)

Glossary of Terms
------------------------------------------------------------------------------------------------------------------------------------
AMBAC   - American Municipal Bond Assurance Corp.
BART    - Bay Area Rapid Transit
BIG     - Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).
CDA     - Community Development Authority/Agency
CDD     - Community Development District
COP     - Certificate of Participation
EDA     - Economic Development Authority
EDC     - Economic Development Corp.
EDR     - Economic Development Revenue
ETM     - Escrow to Maturity
FGIC    - Financial Guaranty Insurance Co.
FHA     - Federal Housing Authority/Agency
FHLMC   - Federal Home Loan Mortgage Corporation
FNMA    - Federal National Mortgage Association
FSA     - Financial Security Assistance (some of the securities shown as FSA Insured were originally insured by Capital
          Guaranty Insurance Co.
          (CGIC) which was acquired by FSA in 1995 and no longer does business under this name).
GNMA    - Government National Mortgage Association
GO      - General Obligation
HDA     - Housing Development Authority/Agency
HDC     - Housing Development Corp.
HFA     - Housing Finance Authority/Agency
HFAR    - Housing Finance Authority Revenue
HFC     - Housing Finance Corp.
IDA     - Industrial Development Authority/Agency
IDAR    - Industrial Development Authority Revenue
IDB     - Industrial Development Board
IDR     - Industrial Development Revenue
ISD     - Independent School District
L.P.    - Limited Partnership
MBIA    - Municipal Bond Investors Assurance Corp.
MF      - Multi-Family
MFHR    - Multi-Family Housing Revenue
MFMR    - Multi-Family Mortgage Revenue
MFR     - Multi-Family Revenue
MUD     - Municipal Utility District
PBA     - Public Building Authority
PCR     - Pollution Control Revenue
PUD     - Public Utility District
RDA     - Redevelopment Authority/Agency
RMR     - Residential Mortgage Revenue
SF      - Single Family
SFHR    - Single Family Housing Revenue
SFMR    - Single Family Mortgage Revenue
SFRMR   - Single Family Residential Mortgage Revenue
UHSD    - Unified High School District
USD     - Unified School District



FRANKLIN TAX-FREE TRUST
Financial Statements

Statements of Assets and Liabilities
August 31, 1998 (unaudited)

                                                                               Franklin          Franklin
                                                                            Arizona Insured  Florida Insured     Franklin
                                                                               Tax-Free          Tax-Free     Insured Tax-Free
                                                                              Income Fund       Income Fund     Income Fund
                                                                           ---------------------------------------------------
Assets:
 Investments in securities:
  Cost                                                                         $63,225,160    $102,478,996   $1,623,509,818
                                                                           ---------------------------------------------------
  Value                                                                         66,984,279     109,437,758    1,744,425,171
 Cash                                                                              454,349         243,558        1,001,713
 Receivables:
  Investment securities sold                                                            --              --          409,506
  Capital shares sold                                                               47,608         342,990        1,747,623
  Interest                                                                         656,612       1,911,187       24,136,589
  Affiliates                                                                            --          51,999               --
 Other assets                                                                        6,028              --               --
                                                                           ---------------------------------------------------
Total assets                                                                    68,148,876     111,987,492    1,771,720,602
                                                                           ---------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased                                                1,503,754              --        6,600,900
  Capital shares redeemed                                                               --         313,592        1,866,699
  Affiliates                                                                        15,818          39,028        1,075,678
  Shareholders                                                                      23,141         125,835        2,076,484
 Distributions to shareholders                                                      94,370         159,106        2,649,326
 Other liabilities                                                                      --           2,213           70,748
                                                                           ---------------------------------------------------
Total liabilities                                                                1,637,083         639,774       14,339,835
                                                                           ---------------------------------------------------
 Net assets, at value                                                          $66,511,793    $111,347,718   $1,757,380,767
                                                                           ===================================================
Net assets consist of:
 Undistributed net investment income                                              $ 77,522        $ 72,382              $--
 Accumulated distributions in excess of net investment income                           --              --       (1,721,016)
 Net unrealized appreciation                                                     3,759,119       6,958,762      120,915,353
 Accumulated net realized gain (loss)                                             (255,293)     (1,270,415)       7,248,581
 Capital shares                                                                 62,930,445     105,586,989    1,630,937,849
                                                                           ---------------------------------------------------
 Net assets, at value                                                          $66,511,793    $111,347,718   $1,757,380,767
                                                                           ===================================================
Class I:
 Net assets, at value                                                          $66,511,793    $111,347,718   $1,707,122,928
                                                                           ===================================================
 Shares outstanding                                                              6,121,093      10,565,188      138,119,437
                                                                           ===================================================
 Net asset value per share*                                                         $10.87          $10.54           $12.36
                                                                           ===================================================
 Maximum offering price per share (net asset value per share / 95.75%)              $11.35          $11.01           $12.91
                                                                           ===================================================
Class II:
 Net assets, at value                                                                   --              --     $ 50,257,839
                                                                           ===================================================
 Shares outstanding                                                                     --              --        4,043,529
                                                                           ===================================================
 Net asset value per share*                                                             --              --           $12.43
                                                                           ===================================================
 Maximum offering price per share (net asset value per share / 99.00%)                  --              --           $12.56
                                                                           ===================================================


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                            See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
August 31, 1998 (unaudited)

                                                                   Franklin        Franklin        Franklin          Franklin
                                                                 Massachusetts     Michigan        Minnesota           Ohio
                                                              Insured Tax-Free Insured Tax-Free Insured Tax-Free Insured Tax-Free
                                                                 Income Fund      Income Fund      Income Fund      Income Fund
                                                              -------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost                                                           $328,058,439    $1,090,288,415    $495,238,002    $723,504,084
                                                              ===================================================================
  Value                                                           352,172,055     1,178,360,342     523,951,727     777,433,496
 Cash                                                                  25,810            64,022         522,343          57,212
 Receivables:
  Investment securities sold                                               --                --          20,000       1,630,000
  Capital shares sold                                                  43,393           580,228         285,198         341,511
  Interest                                                          4,697,671        18,693,837       5,513,524      12,370,538
                                                              -------------------------------------------------------------------
Total assets                                                      356,938,929     1,197,698,429     530,292,792     791,832,757
                                                              -------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased                                          --                --      10,027,778              --
  Capital shares redeemed                                              29,016           508,371          21,224         379,671
  Affiliates                                                          252,419           770,452         338,089         540,706
  Shareholders                                                        271,469         1,178,133         413,232         685,098
 Distributions to shareholders                                        517,729         1,744,390         775,922       1,128,949
 Other liabilities                                                     22,194           102,982          35,879          24,374
                                                              -------------------------------------------------------------------
Total liabilities                                                   1,092,827         4,304,328      11,612,124       2,758,798
                                                              -------------------------------------------------------------------
 Net assets, at value                                            $355,846,102    $1,193,394,101    $518,680,668    $789,073,959
                                                              ===================================================================
Net assets consist of:
 Undistributed net investment income                                      $--               $--        $ 26,470             $--
 Accumulated distributions in excess of net investment income        (223,418)       (1,514,078)             --        (331,186)
 Net unrealized appreciation                                       24,113,616        88,071,927      28,713,725      53,929,412
 Accumulated net realized gain                                        254,672         2,060,472         693,758         741,503
 Capital shares                                                   331,701,232     1,104,775,780     489,246,715     734,734,230
                                                              -------------------------------------------------------------------
 Net assets, at value                                            $355,846,102    $1,193,394,101    $518,680,668    $789,073,959
                                                              ===================================================================

Class I:
 Net assets, at value                                            $337,498,377    $1,151,449,208    $502,823,926    $753,874,675
                                                              ===================================================================
 Shares outstanding                                                28,626,075        93,768,585      41,184,130      60,286,156
                                                              ===================================================================
 Net asset value per share*                                            $11.79            $12.28          $12.21          $12.50
                                                              ===================================================================
 Maximum offering price per share (net asset value per share / 95.75%) $12.31            $12.83          $12.75          $13.05
                                                              ===================================================================

Class II:
 Net assets, at value                                            $ 18,347,725      $ 41,944,893    $ 15,856,742    $ 35,199,284
                                                              ===================================================================
 Shares outstanding                                                 1,549,253         3,393,956       1,293,433       2,800,627
                                                              ===================================================================
 Net asset value per share*                                            $11.84            $12.36          $12.26          $12.57
                                                              ===================================================================
 Maximum offering price per share (net asset value per share / 99.00%) $11.96            $12.48          $12.38          $12.70
                                                              ===================================================================


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                           See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Operations
for the six months ended August 31, 1998 (unaudited)

                                                               Franklin          Franklin
                                                            Arizona Insured   Florida Insured      Franklin
                                                               Tax-Free          Tax-Free      Insured Tax-Free
                                                              Income Fund       Income Fund       Income Fund
                                                            ----------------------------------------------------
Investment income:
 Interest                                                      $1,634,862       $2,848,239       $50,328,773
Expenses:
 Management fees (Note 3)                                         194,942          329,925         4,027,883
 Distribution fees (Note 3)
  Class I                                                          29,159           50,217           738,488
  Class II                                                             --               --           140,955
 Transfer agent fees (Note 3)                                       8,610           15,703           302,387
 Custodian fees                                                       326              418             9,179
 Reports to shareholders                                            6,515            7,255           134,382
 Registration and filing fees                                       4,541            3,184            96,593
 Professional fees                                                  1,151            1,391            20,081
 Trustees' fees and expenses                                          438              582            10,406
 Other                                                              3,764           13,039            32,029
                                                            ----------------------------------------------------
Total expenses                                                    249,446          421,714         5,512,383
Expenses waived by affiliate (Note 3)                            (156,279)        (233,909)               --
                                                            ----------------------------------------------------
 Net expenses                                                      93,167          187,805         5,512,383
                                                            ----------------------------------------------------
  Net investment income                                         1,541,695        2,660,434        44,816,390
                                                            ----------------------------------------------------

Realized and unrealized gains (losses):
 Net realized gain (loss) from investments                         (8,400)              --         7,254,555
 Net unrealized appreciation on investments                       619,064        1,148,443         6,939,861
                                                            ----------------------------------------------------
Net realized and unrealized gain                                  610,664        1,148,443        14,194,416
                                                            ----------------------------------------------------
Net increase in net assets resulting from operations           $2,152,359       $3,808,877       $59,010,806
                                                            ====================================================



                          See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Operations (cont.)
for the six months ended August 31, 1998 (unaudited)

                                                                     Franklin        Franklin         Franklin         Franklin
                                                                   Massachusetts     Michigan         Minnesota          Ohio
                                                                 Insured Tax-Free Insured Tax-Free Insured Tax-Free Insured Tax-Free
                                                                   Income Fund      Income Fund       Income Fund     Income Fund
                                                                 -------------------------------------------------------------------
Investment income:
 Interest                                                            $9,904,121       $33,312,095     $14,742,415     $22,167,624
                                                                 -------------------------------------------------------------------
Expenses:
 Management fees (Note 3)                                               905,359         2,778,765       1,274,967       1,874,353
 Distribution fees (Note 3)
  Class I                                                               149,007           513,232         222,296         339,795
  Class II                                                               52,730           121,325          42,751         104,382
 Transfer agent fees (Note 3)                                            65,046           257,383         111,201         164,257
 Custodian fees                                                           1,826             5,748           2,731           4,120
 Reports to shareholders                                                 30,201           109,943          47,590          71,357
 Registration and filing fees                                            12,518             7,645          10,781          17,688
 Professional fees                                                        5,017            12,662           6,698           8,789
 Trustees' fees and expenses                                              2,099             6,760           3,142           4,187
 Other                                                                   15,204            52,907          24,909          23,210
                                                                 -------------------------------------------------------------------
Total expenses                                                        1,239,007         3,866,370       1,747,066       2,612,138
                                                                 -------------------------------------------------------------------
 Net investment income                                                8,665,114        29,445,725      12,995,349      19,555,486
                                                                 ===================================================================
Realized and unrealized gains:
 Net realized gain from investments                                     255,710         2,176,817         695,572         744,605
 Net unrealized appreciation on investments                           2,275,108         9,059,878       1,607,129       3,099,551
                                                                 -------------------------------------------------------------------
Net realized and unrealized gain                                      2,530,818        11,236,695       2,302,701       3,844,156
                                                                 -------------------------------------------------------------------
Net increase in net assets resulting from operations                $11,195,932       $40,682,420     $15,298,050     $23,399,642
                                                                 ===================================================================



                          See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended August 31, 1998 (unaudited) and the year ended February 28, 1998

                                                            Franklin Arizona Insured          Franklin Florida Insured
                                                              Tax-Free Income Fund              Tax-Free Income Fund
                                                         --------------------------------------------------------------------
                                                             Six Months      Year             Six Months       Year
                                                                Ended        Ended               Ended         Ended
                                                          August 31, 1998 February 28, 1998 August 31, 1998 February 28, 1998
                                                         --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                                     $ 1,541,695   $ 2,419,028        $ 2,660,434   $ 4,570,472
  Net realized gain (loss) from investments                      (8,400)      186,266                 --       139,100
  Net unrealized appreciation on investments                    619,064     1,729,964          1,148,443     3,782,107
                                                         --------------------------------------------------------------------
Net increase in net assets resulting from operations          2,152,359     4,335,258          3,808,877     8,491,679
 Distributions to shareholders from net investment income                  (1,519,468)        (2,451,451)   (2,636,782)
 (4,572,391)
 Capital share transactions (Note 2)                          7,820,169    16,481,798          8,670,041    20,409,395
                                                         --------------------------------------------------------------------
Net increase in net assets                                    8,453,060    18,365,605          9,842,136    24,328,683
Net assets:
 Beginning of period                                         58,058,733    39,693,128        101,505,582    77,176,899
                                                         --------------------------------------------------------------------
 End of period                                              $66,511,793   $58,058,733       $111,347,718  $101,505,582
                                                         ====================================================================

Undistributed net investment income included in net assets
 End of period                                                 $ 77,522      $ 55,295           $ 72,382      $ 48,730
                                                         ====================================================================



                           See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1998 (unaudited) and the year ended February 28, 1998

                                                                Franklin Insured          Franklin Massachusetts Insured
                                                              Tax-Free Income Fund             Tax-Free Income Fund
                                                         --------------------------------------------------------------------
                                                             Six Months      Year            Six Months       Year
                                                                Ended        Ended              Ended         Ended
                                                           August 31, 1998February 28, 1998August 31, 1998February 28, 1998
                                                         --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                                    $ 44,816,390  $ 92,090,668        $ 8,665,114  $ 17,761,637
  Net realized gain from investments                          7,254,555    23,962,647            255,710     4,132,958
  Net unrealized appreciation on investments                  6,939,861    16,269,474          2,275,108     6,206,833
                                                         --------------------------------------------------------------------
Net increase in net assets resulting from operations         59,010,806   132,322,789         11,195,932    28,101,428
 Distributions to shareholders from:
  Net investment income:
   Class I                                                  (43,834,536)  (90,659,720)        (8,309,670)  (17,272,533)
   Class II                                                    (981,854)   (1,442,616)          (355,444)     (450,151)
  In excess of net investment income:
 Class I                                                       (850,138)     (860,908)           (12,348)     (212,790)
 Class II                                                       (19,042)           --               (528)           --
Net realized gains:
 Class I                                                     (6,604,820)  (16,811,655)        (1,395,453)   (3,803,786)
 Class II                                                      (171,169)     (343,655)           (69,530)     (118,051)
                                                         --------------------------------------------------------------------
 Total distributions to shareholders                        (52,461,559) (110,118,554)       (10,142,973)  (21,857,311)
 Capital share transactions: (Note 2)
Class I                                                      15,554,540     1,404,896          8,380,068    (2,973,753)
Class II                                                     11,959,797    16,099,401          4,329,811     7,370,054
                                                         --------------------------------------------------------------------
 Total capital share transactions                            27,514,337    17,504,297         12,709,879     4,396,301
Net increase in net assets                                   34,063,584    39,708,532         13,762,838    10,640,418
Net assets:
 Beginning of period                                      1,723,317,183 1,683,608,651        342,083,264   331,442,846
                                                         --------------------------------------------------------------------
 End of period                                           $1,757,380,767 $1,723,317,183      $355,846,102  $342,083,264
                                                         ====================================================================
Accumulated distributions in excess of net
 investment income included in net assets
  End of period                                            $ (1,721,016)   $ (851,836)        $ (223,418)   $ (210,542)
                                                         ====================================================================



                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1998 (unaudited) and the year ended February 28, 1998

                             Franklin Michigan Insured       Franklin Minnesota Insured         Franklin Ohio Insured
                               Tax-Free Income Fund             Tax-Free Income Fund            Tax-Free Income Fund
                           --------------------------------------------------------------------------------------------------
                              Six Months      Year            Six Months      Year            Six Months       Year
                                 Ended        Ended              Ended        Ended              Ended         Ended
                          August 31, 1998 February 28, 1998 August 31, 1998 February 28, 1998 August 31, 1998 February 28, 1998
                           --------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income      $ 29,445,725 $ 59,917,823       $ 12,995,349 $ 25,936,826       $ 19,555,486 $ 38,568,347
  Net realized gain
   from investments             2,176,817   10,732,851            695,572    4,596,300            744,605    5,741,354
  Net unrealized appreciation
   on investments               9,059,878   21,097,599          1,607,129    5,746,112          3,099,551   14,279,319
                           --------------------------------------------------------------------------------------------------
Net increase in net
 assets resulting
 from operations               40,682,420   91,748,273         15,298,050   36,279,238         23,399,642   58,589,020
 Distributions to
  shareholders from:
  Net investment income:
 Class I                      (28,638,561) (58,492,475)       (12,829,249) (25,706,309)       (18,742,457) (37,331,056)
 Class II                        (807,164)  (1,211,205)          (297,175)    (335,992)          (709,234)    (963,819)
  In excess of net
 investment income:
  Class I                        (162,835)  (1,347,076)                --           --                 --     (449,596)
  Class II                         (4,587)          --                 --           --                 --           --
  Net realized gains:
    Class I                    (3,035,598) (12,008,053)          (114,250)  (3,868,308)          (556,530)  (3,968,675)
    Class II                      (99,824)    (284,824)            (3,242)     (68,525)           (24,980)    (134,989)
                           --------------------------------------------------------------------------------------------------
 Total distributions
  to shareholders             (32,748,569) (73,343,633)       (13,243,916) (29,979,134)       (20,033,201) (42,848,135)
 Capital share
  transactions: (Note 2)
   Class I                      1,263,714   13,102,580          5,532,813    6,985,703          9,605,838   27,458,447
   Class II                     8,759,065   12,231,280          5,647,979    5,188,792          6,844,021   11,912,652
                           --------------------------------------------------------------------------------------------------
 Total capital share transactions           10,022,779         25,333,860   11,180,792         12,174,495   16,449,859
 39,371,099
  Net increase in net assets                17,956,630         43,738,500   13,234,926         18,474,599   19,816,300
 55,111,984
Net assets:
 Beginning of period        1,175,437,471 1,131,698,971       505,445,742  486,971,143        769,257,659  714,145,675
                           --------------------------------------------------------------------------------------------------
 End of period             $1,193,394,101 $1,175,437,471     $518,680,668 $505,445,742       $789,073,959 $769,257,659
                           ==================================================================================================
Undistributed net investment
 income (accumulated
 distributions in excess of
 net investment income)
 included in net assets
  End of period              $ (1,514,078) $ (1,346,656)         $ 26,470    $ 157,545         $ (331,186)  $ (434,981)
                           ==================================================================================================



                           See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-eight separate series (the Funds). All Funds included in this report are diversified except the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund. The Funds' investment objectives are to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security.

The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

d. Insurance

The scheduled payments of interest and principal for each long-term municipal security in the Trust is insured by either a new issue insurance policy, a portfolio insurance policy, a secondary insurance policy, or by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Funds, except the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund, offer two classes of shares:
Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At August 31, 1998, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                                                Franklin Arizona Insured        Franklin Florida Insured
                                                                  Tax-Free Income Fund            Tax-Free Income Fund
                                                               ---------------------------------------------------------
                                                                  Shares        Amount            Shares        Amount
                                                               ---------------------------------------------------------
Class I Shares:
Six months ended August 31, 1998
 Shares sold                                                      911,258  $ 9,774,959          1,412,960  $14,723,375
 Shares issued in reinvestment of distributions                    66,862      718,208             84,895      884,657
 Shares redeemed                                                 (249,221)  (2,672,998)          (665,705)  (6,937,991)
                                                               ---------------------------------------------------------
Net increase                                                      728,899   $7,820,169            832,150  $ 8,670,041
                                                               =========================================================
Year ended February 28, 1998
 Shares sold                                                    2,255,909 $ 23,825,186          3,398,220  $34,631,405
 Shares issued in reinvestment of distributions                    93,722      989,777            152,966    1,558,437
 Shares redeemed                                                 (788,836)  (8,333,165)        (1,546,829) (15,780,447)
                                                               ---------------------------------------------------------
Net increase                                                    1,560,795 $ 16,481,798          2,004,357  $20,409,395
                                                               =========================================================

                                                                    Franklin Insured             Franklin Massachusetts
                                                                  Tax-Free Income Fund        Insured Tax-Free Income Fund
                                                               ---------------------------------------------------------
                                                                  Shares        Amount            Shares        Amount
                                                               ---------------------------------------------------------
Class I Shares:
Six months ended August 31, 1998
 Shares sold                                                    9,627,661 $118,116,546          1,824,086  $21,359,949
 Shares issued in reinvestment of distributions                 1,862,875   22,857,765            386,164    4,523,925
 Shares redeemed                                              (10,220,954) (125,419,771)       (1,501,778) (17,503,806)
                                                               ---------------------------------------------------------
Net increase                                                    1,269,582 $ 15,554,540            708,472  $ 8,380,068
                                                               =========================================================
Year ended February 28, 1998

 Shares sold                                                   17,269,623 $211,180,919          3,519,323  $40,939,910
 Shares issued in reinvestment of distributions                 3,958,810   48,486,276            897,006   10,455,135
 Shares redeemed                                              (21,131,863)(258,262,299)        (4,661,188) (54,368,798)
                                                               ---------------------------------------------------------
Net increase (decrease)                                            96,570  $ 1,404,896           (244,859) $(2,973,753)
                                                               =========================================================

Class II Shares:
Six months ended August 31, 1998
 Shares sold                                                    1,291,915 $ 15,945,061            466,825  $ 5,488,037
 Shares issued in reinvestment of distributions                    60,203      742,828             26,780      315,082
 Shares redeemed                                                 (383,067)  (4,728,092)          (125,036)  (1,473,308)
                                                               ---------------------------------------------------------
Net increase                                                      969,051 $ 11,959,797            368,569  $ 4,329,811
                                                               =========================================================
Year ended February 28, 1998
 Shares sold                                                    1,667,248 $ 20,488,591            765,610  $ 8,960,256
 Shares issued in reinvestment of distributions                    94,459    1,164,085             37,126      435,243
 Shares redeemed                                                 (450,124)  (5,553,275)          (172,483)  (2,025,445)
                                                               ---------------------------------------------------------
Net increase                                                    1,311,583 $ 16,099,401            630,253  $ 7,370,054
                                                               =========================================================
2. SHARES OF BENEFICIAL INTEREST (cont.)
                                                                Franklin Michigan Insured      Franklin Minnesota Insured
                                                                  Tax-Free Income Fund            Tax-Free Income Fund
                                                               ---------------------------------------------------------
                                                                  Shares        Amount            Shares        Amount
                                                               ---------------------------------------------------------
Class I Shares:
Six months ended August 31, 1998
 Shares sold                                                    4,095,171 $ 49,845,535          2,077,241  $25,215,070
 Shares issued in reinvestment of distributions                 1,322,372   16,097,331            551,143    6,688,289
 Shares redeemed                                               (5,315,566) (64,679,152)        (2,171,756) (26,370,546)
                                                               ---------------------------------------------------------
Net increase                                                      101,977  $ 1,263,714            456,628  $ 5,532,813
                                                               =========================================================
Year ended February 28, 1998
 Shares sold                                                    7,753,171 $ 93,289,744          3,600,732  $43,558,572
 Shares issued in reinvestment of distributions                 3,048,762   36,772,450          1,292,002   15,628,194
 Shares redeemed                                               (9,724,796)(116,959,614)        (4,323,207) (52,201,063)
                                                               ---------------------------------------------------------
Net increase                                                    1,077,137 $ 13,102,580            569,527  $ 6,985,703
                                                               =========================================================
Class II Shares:
Six months ended August 31, 1998
 Shares sold                                                      872,971 $ 10,692,670            502,415  $ 6,119,670
 Shares issued in reinvestment of distributions                    51,897      636,097             15,862      193,326
 Shares redeemed                                                 (210,065)  (2,569,702)           (54,581)    (665,017)
                                                               ---------------------------------------------------------
Net increase                                                      714,803  $ 8,759,065            463,696  $ 5,647,979
                                                               =========================================================
Year ended February 28, 1998
 Shares sold                                                    1,286,100 $ 15,582,043            456,070  $ 5,531,391
 Shares issued in reinvestment of distributions                    87,059    1,057,035             21,848      265,662
 Shares redeemed                                                 (364,733)  (4,407,798)           (50,255)    (608,261)
                                                               ---------------------------------------------------------
Net increase                                                    1,008,426 $ 12,231,280            427,663  $ 5,188,792
                                                               =========================================================


                                                                                                  Franklin Ohio Insured
                                                                                                  Tax-Free Income Fund
                                                                                               -------------------------
                                                                                                  Shares        Amount
                                                                                               -------------------------
Class I Shares:
Six months ended August 31, 1998
 Shares sold                                                                                    3,521,105  $43,712,500
 Shares issued in reinvestment of distributions                                                   763,107    9,474,663
 Shares redeemed                                                                               (3,511,446) (43,581,325)
                                                                                               -------------------------
Net increase                                                                                      772,766  $ 9,605,838
                                                                                               =========================
Year ended February 28, 1998
 Shares sold                                                                                    6,967,848  $85,498,458
 Shares issued in reinvestment of distributions                                                 1,663,920   20,491,535
 Shares redeemed                                                                               (6,397,990) (78,531,546)
                                                                                               -------------------------
Net increase                                                                                    2,233,778  $27,458,447
                                                                                               =========================
Class II Shares:

Six months ended August 31, 1998
 Shares sold                                                                                      680,010  $ 8,481,262
 Shares issued in reinvestment of distributions                                                    42,282      527,539
 Shares redeemed                                                                                 (173,460)  (2,164,780)
                                                                                               -------------------------
Net increase                                                                                      548,832  $ 6,844,021
                                                                                               =========================
Year ended February 28, 1998
 Shares sold                                                                                    1,087,152  $13,445,487
 Shares issued in reinvestment of distributions                                                    64,382      798,328
 Shares redeemed                                                                                 (188,923)  (2,331,163)
                                                                                               -------------------------
Net increase                                                                                      962,611  $11,912,652
                                                                                               =========================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Fund's principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

        Annualized Fee RateMonth-End Net Assets
      -------------------------------------------------------------------------
            .625%        First $100 million
            .500%        Over $100 million, up to and including $250  million
            .450%        In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees for the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund, as noted in the Statement of Operations.

The Funds reimburse Distributors up to .10% and .65% per year of their average daily net asset of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                                          Franklin                         Franklin
              Franklin Arizona Franklin Florida    Franklin      Massachusetts    Franklin Michigan   Minnesota      Franklin Ohio
              Insured Tax-Free Insured Tax-Free Insured Tax-Free Insured Tax-Free Insured Tax-Free Insured Tax-Free Insured Tax-Free
                Income Fund      Income Fund      Income Fund      Income Fund      Income Fund       Income Fund     Income Fund
              ----------------------------------------------------------------------------------------------------------------------
Net commissions
 received (paid)     $1,108           $5,511        $(203,195)       $(61,494)       $(88,688)         $(55,550)       $(57,865)
Contingent deferred
 sales charges          $--              $--         $ 20,988         $ 5,348         $ 7,474           $ 3,213         $ 6,884

The Funds paid transfer agent fees of $924,587 of which $824,881 was paid to Investor Services.


4. INCOME TAXES

At February 28, 1998, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                             Franklin Arizona  Franklin Florida
                                             Insured Tax-Free  Insured Tax-Free
                                               Income Fund        Income Fund
                                             -----------------------------------
Capital loss carryovers expiring in: 2003        $229,530         $1,103,259
                                     2005          17,363            167,156
                                             -----------------------------------
                                                 $246,893         $1,270,415
                                             ===================================

Net investment income differs for financial statement and tax purposes primarily due to differences between book and tax recognition of dividend distributions.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.



4. INCOME TAXES (cont.)

At August 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                                                          Franklin                         Franklin
              Franklin Arizona Franklin Florida    Franklin      Massachusetts    Franklin Michigan   Minnesota      Franklin Ohio
              Insured Tax-Free Insured Tax-Free Insured Tax-Free Insured Tax-Free Insured Tax-Free Insured Tax-Free Insured Tax-Free
                Income Fund      Income Fund      Income Fund      Income Fund      Income Fund       Income Fund     Income Fund
              ----------------------------------------------------------------------------------------------------------------------
Investments at
 cost            $63,225,160    $102,478,996    $1,623,512,937    $328,058,439    $1,090,413,809     $495,238,996      $723,504,084
              ======================================================================================================================
Unrealized
 appreciation    $ 3,767,345     $ 6,958,762     $ 120,912,234    $ 24,113,616      $ 87,946,533     $ 28,712,731      $ 53,929,412
Unrealized
 depreciation         (8,226)             --                --              --                --               --                --
              ----------------------------------------------------------------------------------------------------------------------
Net unrealized
 appreciation    $ 3,759,119     $ 6,958,762     $ 120,912,234     $ 24,113,616     $ 87,946,533      $ 28,712,731     $ 53,929,412
              ======================================================================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 1998 were as follows:

                                                                          Franklin                         Franklin
              Franklin Arizona Franklin Florida    Franklin      Massachusetts    Franklin Michigan   Minnesota      Franklin Ohio
              Insured Tax-Free Insured Tax-Free Insured Tax-Free Insured Tax-Free Insured Tax-Free Insured Tax-Free Insured Tax-Free
                Income Fund      Income Fund      Income Fund      Income Fund      Income Fund       Income Fund     Income Fund
              ----------------------------------------------------------------------------------------------------------------------
Purchases       $12,002,368      $10,178,664     $147,109,022      $19,981,953      $78,581,389       $41,339,658     $27,766,364
Sales           $ 4,740,332             $--      $124,223,239      $10,331,508      $79,788,931       $16,490,474     $11,835,330

6. CREDIT RISK

All Funds, except the Franklin Insured Tax-Free Income Fund, have investments in excess of 10% of their total net assets in their respective states. Such concentration may subject the Funds more significantly to economic changes occurring within those states.






FRANKLIN TAX-FREE TRUST
SEMI-ANNUAL REPORT
AUGUST 30, 1998.

APPENDIX
DESCRIPTION OF GRAPHIC  MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This chart shows in bar format the comparison between Franklin Arizona Insured Tax-Free Income Fund's distribution rate of 4.65% and the taxable equivalent rate of 8.12% on 8/31/98.


GRAPHIC MATERIAL (2)

This chart shows in bar format the comparison between Franklin Florida Insured Tax-Free Income Fund's distribution rate of 4.69% and the taxable equivalent rate of 7.76% on 8/31/98.


GRAPHIC MATERIAL (3)

This chart shows in bar format the comparison between Franklin Insured Tax-Free Income Fund - Class I distribution rate of 4.93% and the taxable equivalent rate of 8.16% on 8/31/98.


GRAPHIC MATERIAL (4)

This chart shows in bar format the comparison between Franklin Insured Tax-Free Income Fund - Class II distribution rate of 4.56% and the taxable equivalent rate of 7.55% on 8/31/98.


GRAPHIC MATERIAL (5)

This chart shows in bar format the comparison between Franklin Massachusetts Insured Tax-Free Income Fund - Class I distribution rate of 4.78% and the taxable equivalent rate of 8.99% on 8/31/98.


GRAPHIC MATERIAL (6)

This chart shows in bar format the comparison between Franklin Massachusetts Insured Tax-Free Income Fund - Class II distribution rate of 4.33% and the taxable equivalent rate of 8.15% on 8/31/98.


GRAPHIC MATERIAL (7)

This chart shows in bar format the comparison between Franklin Michigan Insured Tax-Free Income Fund - Class I distribution rate of 4.77% and the taxable equivalent rate of 8.26% on 8/31/98.


GRAPHIC MATERIAL (8)

This chart shows in bar format the comparison between Franklin Michigan Insured Tax-Free Income Fund - Class II distribution rate of 4.35% and the taxable equivalent rate of 7.53 % on 8/31/98.


GRAPHIC MATERIAL (9)

This chart shows in bar format the comparison between Franklin Michigan Insured Tax-Free Income Fund - Class I distribution rate of 4.89% and the taxable equivalent rate of 8.85% on 8/31/98.


GRAPHIC MATERIAL (10)

This chart shows in bar format the comparison between Franklin Minnesota Insured Tax-Free Income Fund - Class II distribution rate of 4.48% and the taxable equivalent rate of 8.11 % on 8/31/98.


GRAPHIC MATERIAL (11)

This chart shows in bar format the  comparison  between  Franklin  Ohio  Insured
Tax-Free Income Fund - Class I distribution rate of 4.69% and the taxable equivalent rate of 8.37% on 8/31/98.


GRAPHIC MATERIAL (12)

This chart shows in bar format the comparison between Franklin Ohio Insured Tax-Free Income Fund - Class II distribution rate of 4.26% and the taxable equivalent rate of 7.60 % on 8/31/98.






SEMI ANNUAL
REPORT

AUGUST 31, 1998

FRANKLIN TAX-FREE TRUST

     Franklin Alabama Tax-Free Income Fund
     Franklin Florida Tax-Free Income Fund
     Franklin Georgia Tax-Free Income Fund
     Franklin Kentucky Tax-Free Income Fund
     Franklin Louisiana Tax-Free Income Fund
     Franklin Maryland Tax-Free Income Fund
     Franklin Missouri Tax-Free Income Fund
     Franklin North Carolina Tax-Free Income Fund
     Franklin Texas Tax-Free Income Fund
     Franklin Virginia Tax-Free Income Fund

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.



CONTENTS

Shareholder Letter ...........................................         1
Special Feature:
Franklin's Municipal
Bond Department ..............................................         4
Fund Reports
 Franklin Alabama
Tax-Free Income Fund .........................................         6
 Franklin Florida
Tax-Free Income Fund .........................................        12
 Franklin Georgia
Tax-Free Income Fund .........................................        18
 Franklin Kentucky
Tax-Free Income Fund .........................................        24
 Franklin Louisiana
Tax-Free Income Fund .........................................        28
 Franklin Maryland
Tax-Free Income Fund .........................................        34
 Franklin Missouri
Tax-Free Income Fund .........................................        40
 Franklin North Carolina
Tax-Free Income Fund .........................................        46
 Franklin Texas
Tax-Free Income Fund .........................................        52
 Franklin Virginia
Tax-Free Income Fund .........................................        58
Municipal Bond Ratings .......................................        64
Financial Highlights &
Statement of Investments .....................................        66
Financial Statements .........................................       114
Notes to Financial Statements ................................       122


SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Free Trust's semiannual report for the period ended August 31, 1998.


Economic Overview

In our annual report for the period ended February 28, 1998, we mentioned the likelihood of a U.S. economic slowdown brought on, for the most part, by the Asian financial crisis. Four months later, this came to pass. U.S. economic growth measured by gross domestic product (GDP) gain slowed, from an extremely strong 5.5% annual rate in the first three months of the year, to a more moderate 1.6% annual rate in the April-June period, reflecting weak Asian demand for goods and a business inventory buildup. A higher U.S. trade deficit resulted, as Asian countries tried exporting their way out of their economic turmoil, capitalizing on weakened currencies to boost their exports abroad. For the first six months of this year, America's trade deficit was running at an annual rate of $158 billion, far surpassing last year's imbalance of $110 billion. The largest annual deficit on record, $152 billion, was set in 1987. Clearly, the American consumer continues to drive our economy through relatively strong purchases of retail goods, durable goods, and new and existing homes. Looking forward, the consumer may well dictate the direction of the U.S. economy.

As of the end of the reporting period, Federal Reserve Board (Fed) policy-makers opted to leave short-term interest rates unchanged. In its mid-August meeting, the Fed's monetary policy panel, the Federal Open Market Committee, held the benchmark rate on overnight interbank loans unchanged at 5.5%. This rate has been frozen at 5.5% since March 1997, when policy-makers raised it a quarter percentage point.

Competing considerations kept long-term interest rates in a relatively narrow trading range. Although labor shortages and gradually accelerating wages normally might call for an interest-rate increase to curb excessive domestic growth, inflation actually remained subdued. Domestic manufacturers, faced with a potential flood of cheaper Asian imports, were reluctant to raise prices. For the first seven months of the year, inflation ran at a 1.5% annual rate, according to the U.S. Labor Department.

During the reporting period, the yield on the benchmark 30-year U.S. Treasury bond continued its downward trend and actually hit record lows. The 30-year Treasury began the reporting period yielding 5.92% on February 28, 1998, and ended the period yielding 5.30% on August 31, 1998. Falling yields reflected the 30-year Treasury bond's popularity, or "flight to quality," among investors fleeing deteriorating foreign stock markets. Bond price and yield move in an inverse relationship, so the rising price of the 30-year Treasury led to a corresponding yield decline.

Issuers of municipal bonds took advantage of lower interest rates during the six-month period by refinancing outstanding higher interest-rate debt. Additionally, many municipalities were in excellent fiscal shape due to the strong economy. In fact, credit rating upgrades exceeded downgrades by a four-to-one ratio. As a consequence, borrowing for new projects increased, such that the supply of new municipal bond issues in 1998 could approach record levels. Demand did not keep pace with the increased supply, causing municipal bonds to underperform compared with their taxable counterparts. As of the end of the reporting period, the yields on 30-year, AAA-rated, insured municipal bonds stood at more than 91% of the yield on a 30-year Treasury bond, which in our opinion, creates a very attractive investment opportunity in the municipal bond market. For those investors in the 39.6% tax bracket, the taxable equivalent yield on a municipal bond was 8.23% versus 5.30% for the Treasury bond.*


*Source: Bloomberg, August 31, 1998.


Our investment philosophy remains disciplined and focused, as we strive to offer our shareholders high, current tax-free income and preservation of principal. The outlook for the municipal bond market should remain positive, given the slowing U.S. economy, positive inflation environment, U.S. budget surplus, strong U.S. dollar, and the economic and market uncertainty facing many of the world's regions.

Municipal bonds continue to be an attractive investment for those investors seeking tax-free income as well as providing an opportunity to diversify risk in their portfolio. We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

Charles B. Johnson
Chairman
Franklin Tax-Free Trust


Thomas J. Kenny

Director
Franklin Municipal Bond Department
FRANKLIN'S MUNICIPAL BOND DEPARTMENT


The Municipal Bond Department Today

Franklin is currently the nation's largest tax-free fund manager. With a team of 11 portfolio managers and 22 research analysts, we manage more than $50 billion of municipal assets in 43 funds for over 886,000 tax-free fund shareholder accounts.


Our Investment Philosophy

The investment objective of Franklin's tax-free funds is to provide a high level of current, tax-free income while preserving shareholders' capital. Following a disciplined investment approach, we conduct a stringent credit analysis to search for what we believe to be undervalued situations, and generally purchase current coupon bonds at prices we consider favorable. We also acknowledge that investors in general are risk-averse; therefore, we do not invest in exotic derivatives, nor leverage or hedge our portfolios, which would increase the funds' volatility.

Furthermore, Franklin positions its funds with a long-term investment horizon.

We purchase a major portion of our municipal bonds in the new-issue market and incorporate a buy-and-hold strategy, attempting to reduce portfolio turnover and thus, avoid capital gain distributions. We expect our funds to distribute a relatively high level of tax-free income, and attempt to maximize risk-adjusted total return performance.


Research and Analysis

Franklin has one of the industry's largest research departments. Along with the portfolio managers, the research department's main mission is to identify the best municipal buying opportunities.

Our analysts are recognized experts in their individual fields, who focus on specific sectors, and not on regions. With the use of proprietary databases, our analysts can provide fast and reliable analysis to portfolio managers about any bond issue being considered. Each year analysts visit a number of sites to get a perspective of our financed projects. They meet with management teams and municipal officials to discuss newly found potential opportunities and problems.

In this industry, our municipal bond team often takes on the role of investment bankers. Many of our competitors routinely turn away from issues they believe unattractive; at Franklin, we pride ourselves in proposing changes to these issues, and work to make them acceptable to our criteria. These situations usually provide us with excellent investment return.

The ability and willingness to work with investment bankers and our reputation for talented analysts also make us a preferred client to receive the "first call" on issues many brokerage houses underwrite. Lastly, our research analysts have made significant efforts to improve municipal markets. With their involvement and leadership, they have been working with attorney and issuer groups and industry regulators to strengthen the municipal bond industry.

FRANKLIN ALABAMA TAX-FREE INCOME FUND

Your Fund's Objective: Franklin Alabama Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Alabama state personal income taxes through a portfolio consisting primarily of Alabama municipal bonds.1


GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

State Update

Alabama's economy continued to thrive during the past six months. With a state economy that is well-diversified among manufacturing, service and trade sectors, Alabama has seen growth of its per capita personal income outpace the national average, while its unemployment rate has fallen in recent years to 4.8%, the lowest level in the 1990s.2

Several economic measures that have gradually been put into effect, including a competitive business tax structure, lenient financing terms and exposure to international trade markets, have helped Alabama become a significant player in the Southeast, the country's fastest-growing economic region.

The state historically has used a conservative fiscal and economic approach when issuing new debt, and therefore, has obtained a creditworthy rating of Aa3 from Moody's Investors Service, a national credit rating agency.3

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's(R) CreditWeek Municipal, 4/20/98.
3. This does not indicate Moody's rating of the fund.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 67 of this report.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Portfolio Notes

The fund continued its strategy of investing for tax-free income and capital preservation. This was challenging at times, in light of the lower interest-rate environment, which put some pressure on the fund's overall income earnings. One strategy employed during the reporting period was to purchase bonds with better original issue discount (OID) than those we sold, which can provide some protection in a down market.

Since we have been in a low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from bond sales. Thus, the fund made a distribution of 1.43 cents per share in long-term capital gains and 0.14 cents per share in short-term capital gains, in June.

During the reporting period, we focused on well-structured bonds across most sectors. Municipal bond supply remained robust, increasing from 1997 levels and providing substantial buying opportunities. Recently, we purchased Alexander City, AL General Obligation Bonds; Fairfield, AL Industrial Development for USX Corporation Revenue Bonds and Baldwin Co. AL Eastern Shore Health Care for Thomas Hospital Revenue Bonds.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


PERFORMANCE SUMMARY

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class I

Franklin Alabama Tax-Free Income Fund - Class I share price, as measured by net asset value, decreased 20 cents, from $11.98 on February 28, 1998, to $11.78 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 31.8 cents ($0.318), 1.43 cents ($0.0143) in long-term capital gains and 0.14 cents ($0.0014) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.2 cents ($0.052) and the maximum offering price of $12.30 on August 31, 1998, your fund's distribution rate was 5.07%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Alabama state personal income tax bracket would need to earn 8.84% from a taxable investment to match the fund's tax-free distribution rate.



Franklin Alabama Tax-Free Income Fund - Class I

Periods ended 8/31/98
                                                                         Since
                                                                       Inception
                                            1-Year   5-Year   10-Year  (9/1/87)
Cumulative Total Return1                     6.04%   32.76%   113.63%   129.31%
Average Annual Total Return2                 1.57%    4.91%    7.42%     7.41%
Distribution Rate3                    5.07%
Taxable Equivalent Distribution Rate4 8.84%
30-Day Standardized Yield5            4.35%
Taxable Equivalent Yield4             7.58%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of the current 5.2 cent per share monthly dividend and the maximum offering price of $12.30 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Alabama state personal income tax bracket of 42.6%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin Alabama Tax-Free Income Fund - Class II share price, as measured by net asset value, decreased 20 cents, from $12.04 on February 28, 1998, to $11.84 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 28.43 cents ($0.2843), 1.43 cents ($0.0143) in long-term capital gains and 0.14 cents ($0.0014) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per share dividend of 4.64 cents ($0.0464) and the maximum offering price of $11.96 on August 31, 1998, your fund's distribution rate was 4.66%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Alabama state personal income tax bracket would need to earn 8.12% from a taxable investment to match the fund's tax-free distribution rate.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Alabama Tax-Free Income Fund - Class II
Periods ended 8/31/98
                                                                       Since
                                                                     Inception
                                                  1-Year    3-Year   (5/1/95)
Cumulative Total Return1                           5.50%    20.17%    24.00%
Average Annual Total Return2                       3.46%     5.95%     6.35%
Distribution Rate3                    4.66%
Taxable Equivalent Distribution Rate4 8.12%
30-Day Standardized Yield5            3.95%
Taxable Equivalent Yield4             6.88%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of the current 4.64 cent per share monthly dividend and the offering price of $11.96 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Alabama state personal income tax bracket of 42.6%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN FLORIDA TAX-FREE INCOME FUND


Your Fund's Objective: Franklin Florida Tax-Free Income Fund seeks to provide high, current income exempt from regular federal tax through a portfolio consisting primarily of Florida municipal bonds.1 In addition, the fund's shares are free from Florida's annual intangibles tax.


State Update

Florida saw moderate growth through the first part of 1998 by taking a "double-barreled" approach to its economy. Demonstrating a strong track record for budget control and fiscal management, and by diversifying its economy throughout multiple sectors, Florida slashed its unemployment rate from 8.2% to 4.8% in only five years.2

As a result of these impressive budget constraints and general revenue performance, the state was also able to end its fiscal 1997 with a combined reserve of more than $1 billion and maintained its AA+ rating from Standard & Poor's, a national credit rating agency. State debt levels remain manageable, and proposed fiscal 1999 spending is slightly below 1997 levels, with the focus on public education and infrastructure.2

The outlook is bright for Florida, as per capita personal income continues to keep pace with the U.S. national average.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's CreditWeek Municipal, 4/6/98.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 71 of this report.

Portfolio Notes

The fund continued its strategy of investing for tax-free income and capital preservation. This was challenging at times, in light of the lower interest-rate environment, which put some pressure on the fund's overall income earnings. One strategy employed during the reporting period was to purchase bonds with better original issue discount (OID) than those we sold, which can provide some protection in a down market. At the end of April, Franklin Florida Tax-Free Income Fund sold bonds with lower OIDs, took a tax loss and replaced them with bonds having greater OIDs. In this scenario, the fund executed some trades without giving up the issues' yields and, in some cases, even improved them. Please keep in mind that the fund can distribute only what it earns, so dividend distributions may decrease in the future, if interest rates remain at current levels or move lower.

With competition increasing among the municipal bond insurers, it was economical for issuers to purchase insurance to enhance their credit quality. During the reporting period, a majority of the issuance came to the market with insurance. Therefore, we bought insured issues, and on August 31, 1998, the fund held 66.3% of total long-term investments in AAA-rated securities, as shown in the chart to the left. Among the fund's new purchases during the six-month reporting period were Orange County Tourist Development Tax revenue bond; Port St. Lucie, FL Utility revenue bond and Hillsborough County, FL School Board certificate of participation.

The fund's underlying bonds increased in market value during the six-month period, contributing to a 3% rise in total net assets, from $1,706 million to approximately $1,761 million, thus providing shareholders a more diversified and stable asset base. We believe the fund's performance is largely a tribute to Franklin's income-oriented approach. We will continue to manage the fund with the intention of protecting its share value and maintaining its competitive yield. Going forward, we anticipate further economic growth in Florida, rather mild inflation and relatively stable interest rates. Under such circumstances, we believe the fund is positioned for strong performance.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


PERFORMANCE SUMMARY

Class I

Franklin Florida Tax-Free Income Fund - Class I share price, as measured by net asset value, increased seven cents, from $11.87 on February 28, 1998, to $11.94 on August 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 31.2 cents ($0.312) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.2 cents ($0.052) and the maximum offering price of $12.47 on August 31, 1998, your fund's distribution rate was 5.00%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 8.28% from a taxable investment to match the fund's tax-free distribution rate.

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Florida Tax-Free Income Fund - Class I

Periods ended 8/31/98

                                                                         Since
                                                                       Inception
                                            1-Year   5-Year   10-Year  (9/1/87)
Cumulative Total Return1                     8.06%   34.67%   118.45%   138.31%
Average Annual Total Return2                 3.44%    5.21%    7.66%     7.78%
Distribution Rate3                    5.00%
Taxable Equivalent Distribution Rate4 8.28%
30-Day Standardized Yield5            4.11%
Taxable Equivalent Yield4             6.80%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of the current 5.2 cent per share monthly dividend and the maximum offering price of $12.47 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal personal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin Florida Tax-Free Income Fund - Class II share price, as measured by net asset value, increased eight cents, from $11.96 on February 28, 1998, to $12.04 on August 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 27.88 cents ($0.2788) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.65 cents ($0.0465) and the maximum offering price of $12.16 on August 31, 1998, your fund's distribution rate was 4.59%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 7.60% from a taxable investment to match the fund's tax-free distribution rate.

GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

 Franklin Florida Tax-Free Income Fund - Class II

Periods ended 8/31/98

                                                                     Since
                                                                   Inception
                                                1-Year    3-Year   (5/1/95)
Cumulative Total Return1                         7.57%    20.87%    25.47%
Average Annual Total Return2                     5.49%     6.16%     6.73%
Distribution Rate3                    4.59%
Taxable Equivalent Distribution Rate4 7.60%
30-Day Standardized Yield5            3.69%
Taxable Equivalent Yield4             6.11%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of the current 4.65 cent per share monthly dividend and the offering price of $12.16 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal personal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT

GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN GEORGIA TAX-FREE INCOME FUND


Your Fund's Objective: Franklin Georgia Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Georgia state personal income taxes through a portfolio consisting primarily of Georgia municipal bonds.1


State Update

Georgia's once agriculturally dependent economy has slowly branched out to encompass manufacturing, trade, health services and transportation. A solid infrastructure, strength in regional job markets and a population growing at twice the national average have contributed to the state's economic diversity.2

Even though fiscal growth has slowed since the 1996 Summer Olympics, financial operations remain healthy, with personal income tax revenues surpassing estimates. As a result of increasing revenue, the state cut the sales tax on food, as well as maintained its budget reserves.

Georgia has continued to take a conservative approach when managing its financial operations, and thus has maintained its AAA rating from Standard & Poor's, a national credit rating agency.3

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Fitch IBCA, 7/7/98.
3. This does not indicate Standard & Poor's rating for the fund.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 80 of this report.

Portfolio Notes

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Our philosophy on prerefunded bonds has not changed. Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Proceeds from the sale of prerefunded bonds were generally used to purchase current coupon bonds, at a slight discount, that offered call protection of approximately 10 years. Such bonds should perform well through various market cycles. However, because of the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from the prerefunded bond sales. Thus, the fund made a long-term capital gain distribution of 1.49 cents per share in June.

We maintained the fund's investment strategy, seeking to provide high, tax-free income, while preserving stability of share value. The fund employs a buy-and-hold strategy, so turnover in the portfolio over the six-month reporting period has been very low at 7.14%. The fund purchased bonds in many different sectors, helping to maintain its diversification. Some of the purchases included Atlanta Water & Sewer Authority, Upper Oconee Basin Water Authority, Emory University and Douglas County Housing Authority.

Going forward, our outlook for the fund, the state economy and the municipal market in general remains positive. We expect the supply in Georgia to be stable over the next six months, and with a strong demand for Georgia municipal bonds, the state should continue to be an attractive investment.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Class I

Franklin Georgia Tax-Free Income Fund - Class I share price, as measured by net asset value, increased four cents, from $12.12 on February 28, 1998, to $12.16 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 31.2 cents ($0.312) and 1.49 cents ($0.0149) in long-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.1 cents ($0.051) and the maximum offering price of $12.70 on August 31, 1998, your fund's distribution rate was 4.82%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Georgia state personal income tax bracket would need to earn 8.49% from a taxable investment to match the fund's tax-free distribution rate.


Franklin Georgia Tax-Free Income Fund - Class I
Periods ended 8/31/98

                                                                         Since
                                                                       Inception
                                            1-Year   5-Year   10-Year  (9/1/87)
Cumulative Total Return1                     7.53%   32.51%   116.01%   131.48%
Average Annual Total Return2                 2.96%    4.87%    7.54%     7.50%
Distribution Rate3                    4.82%
Taxable Equivalent Distribution Rate4 8.49%
30-Day Standardized Yield5            4.02%
Taxable Equivalent Yield4             7.08%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of the current 5.1 cent per share monthly dividend and the maximum offering price of $12.70 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Georgia personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin Georgia Tax-Free Income Fund - Class II share price, as measured by net asset value, increased four cents, from $12.19 on February 28, 1998, to $12.23 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 27.82 cents ($0.2782) and 1.49 cents ($0.0149) in long-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.54 cents ($0.0454) and the maximum offering price of $12.35 on August 31, 1998, your fund's distribution rate was 4.41%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Georgia state personal income tax bracket would need to earn 7.77% from a taxable investment to match the fund's tax-free distribution rate.


Franklin Georgia Tax-Free Income Fund - Class II
Periods ended 8/31/98

                                                                      Since
                                                                    Inception
                                                 1-Year    3-Year   (5/1/95)
Cumulative Total Return1                          6.97%    20.05%    24.04%
Average Annual Total Return2                      4.92%     5.92%     6.34%
Distribution Rate3                    4.41%
Taxable Equivalent Distribution Rate4 7.77%
30-Day Standardized Yield5            3.62%
Taxable Equivalent Yield4             6.38%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of the current 4.54 cent per share monthly dividend and the offering price of $12.35 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Georgia state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT

GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Your Fund's Objective: Franklin Kentucky Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Kentucky state personal income taxes through a portfolio consisting primarily of Kentucky municipal bonds.1

Commonwealth Update

Like a horse galloping away from the pack, Kentucky is emerging as a preeminent economic leader in the eastern region of the U.S. Recently assigned an AA credit rating by Standard & Poor's, a national credit rating agency, Kentucky's steadily growing economic base has outperformed the nation in annual growth since 1990.2

Over 25% of the Fortune 500 companies including DuPont, General Motors, General Electric, Texas Instruments and International Business Machines have production facilities in Kentucky.3 Combine this extensive list with strategic market location, relatively low operating costs and a diverse work force, and Kentucky could continue to outpace other economies.

The state still faces challenges, as debt issuance is large; however, we expect Kentucky's economic outlook to remain positive.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's CreditWeek Municipal, 7/14/97. This does not indicate Standard & Poor's rating of the fund.
3. Source: www.state.ky.us, "Kentucky's Business Climate," 2/96. The most recent data available.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 84 of this report.

Portfolio Notes

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase.

Our philosophy on prerefunded bonds has not changed. Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Proceeds from the sale of prerefunded bonds were generally used to purchase, at a slight discount, current coupon bonds offering call protection of approximately 10 years. Such bonds should perform well through various market cycles.

The fund's investment strategy remains unchanged, as we seek to produce high, tax-free income, while maintaining stability of share value. The fund employs a buy-and-hold strategy, so turnover in the portfolio over the six-month reporting period has been very low at 7.5%. The fund purchased bonds in many different sectors, helping to maintain its diversification. Some of the purchases included Louisville Airport Authority, Russellville Housing Authority, Kentucky Economic Development Authority for Catholic Hospitals and Louisville and Jefferson County Metropolitan Sewer District.

Going forward, our outlook for the fund, the state economy and the municipal market in general remains positive. We expect the supply in Kentucky to remain stable over the next six months and with a strong demand for Kentucky municipal bonds, the state should remain an attractive investment.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 20 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 21 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Franklin Kentucky Tax-Free Income Fund's share price, as measured by net asset value, increased 10 cents, from $11.45 on February 28, 1998, to $11.55 on August 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 30 cents ($0.30) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.0 cents ($0.05) and the maximum offering price of $12.06 on August 31, 1998, your fund's distribution rate was 4.98%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Kentucky state personal income tax bracket would need to earn 8.77% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Kentucky Tax-Free Income Fund
Periods ended 8/31/98

                                                                     Since
                                                                   Inception
                                                 1-Year    5-Year (10/12/91)
Cumulative Total Return1                          8.84%    35.13%    67.85%
Average Annual Total Return2                      4.19%     5.29%     7.13%
Distribution Rate3                    4.98%
Taxable Equivalent Distribution Rate4 8.77%
30-Day Standardized Yield5            4.50%
Taxable Equivalent Yield4             7.92%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of the current 5.0 cent per share monthly dividend and the maximum offering price of $12.06 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Kentucky state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.06%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 22 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 23 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Your Fund's Objective: Franklin Louisiana Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Louisiana state personal income taxes through a portfolio consisting primarily of Louisiana municipal bonds.1

State Update

With an economy that is largely dependent on the production of chemicals, minerals, oil and natural gas, Louisiana has seen slow but steady growth during the 1990s. Therefore, the state has maintained its A- credit rating from Standard & Poor's, a national credit rating agency.2 Recent oil price declines have not negatively affected the state's finances; however, continued downward pricing pressure could pose some risk.

Louisiana has taken positive steps to bolster its economy by improving its debt position, stabilizing its budget requirements and controlling its aggressive Medicaid program. In addition, service sector growth coupled with technological advances in natural resource production could spur growth rates.

Our outlook for Louisiana remains positive, as we believe the policies are in place to give the state a competitive edge in the region.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. This does not indicate Standard & Poor's rating of the fund.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 87 of this report.

Portfolio Notes

The relatively light supply of Louisiana bonds in the market created demand for outstanding bonds, driving the fund's performance. We believe Franklin's size and position in the municipal bond market helped give Franklin Louisiana Tax-Free Income Fund a competitive advantage in locating issues coming to market and negotiating with issuers.

Insurance dominated the market during the reporting period, with more than 60% of new issues coming insured. The higher penetration of insurance along with a limited supply of new, lower-rated issues led to a reduced difference in prices between higher- and lower-grade issues. Consequently, purchases for the fund were concentrated in higher quality, public purpose issues such as education, hospital and direct revenue utility bonds. Recently we added Louisiana State University revenue bonds and Pendleton Memorial Hospital revenue bonds to the fund, and at the close of the reporting period, 66.8% of the fund's total long-term investments were rated AAA.

The market appeared to be moving sideways during the reporting period, trading in a narrow range, with only small changes up or down. However, our disciplined, dollar cost averaging approach enabled the fund to purchase on the downswings. At the same time, the challenge of maintaining current dividend levels increased, as the lower interest-rate environment reduced available yields for Louisiana municipal bonds. Despite the lower income earnings, we believe Franklin Louisiana Tax-Free Income Fund remains a competitive investment choice for tax-conscious investors.

The fund's underlying bonds increased in market value during the six-month period, contributing to an 11.86% rise in total net assets, from $139.3 million to approximately $155.9 million, thus providing shareholders a more diversified and stable asset base. We believe the fund's performance is largely a result of Franklin's income-oriented approach. We will continue to manage the fund with the intention of protecting its share value and maintaining its competitive yield. Going forward, we anticipate further economic growth in Louisiana, rather mild inflation and relatively stable interest rates. Under such circumstances, we believe the fund is positioned for strong performance.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 24 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 25 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Class I

Franklin Louisiana Tax-Free Income Fund - Class I share price, as measured by net asset value, increased four cents, from $11.61 on February 28, 1998, to $11.65 on August 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 31.2 cents ($0.312) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.1 cents ($0.051) and the maximum offering price of $12.17 on August 31, 1998, your fund's distribution rate was 5.03%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Louisiana state personal income tax bracket would need to earn 8.86% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Louisiana Tax-Free Income Fund - Class I
Periods ended 8/31/98

                                                                         Since
                                                                       Inception
                                            1-Year   5-Year   10-Year  (9/1/87)
Cumulative Total Return1                     7.84%   32.34%   116.25%   130.83%
Average Annual Total Return2                 3.22%    4.85%    7.55%     7.47%
Distribution Rate3                    5.03%
Taxable Equivalent Distribution Rate4 8.86%
30-Day Standardized Yield5            4.28%
Taxable Equivalent Yield4             7.54%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of the current 5.1 cent per share monthly dividend and the maximum offering price of $12.17 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Louisiana personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 26 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 27 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin Louisiana Tax-Free Income Fund - Class II share price, as measured by net asset value, increased four cents, from $11.68 on February 28, 1998, to $11.72 on August 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 27.88 cents ($0.2788) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.54 cents ($0.0454) and the maximum offering price of $11.84 on August 31, 1998, your fund's distribution rate was 4.60%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Louisiana state personal income tax bracket would need to earn 8.10% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Louisiana Tax-Free Income Fund - Class II
Periods ended 8/31/98

                                                                       Since
                                                                     Inception
                                                  1-Year    3-Year   (5/1/95)
Cumulative Total Return1                           7.19%    21.68%    25.79%
Average Annual Total Return2                       5.09%     6.41%     6.80%
Distribution Rate3                    4.60%
Taxable Equivalent Distribution Rate4 8.10%
30-Day Standardized Yield5            3.87%
Taxable Equivalent Yield4             6.82%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of the current 4.54 cent per share monthly dividend and the maximum offering price of $11.84 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Louisiana state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 28 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 29 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN MARYLAND TAX-FREE INCOME FUND

Your Fund's Objective: Franklin Maryland Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Maryland state personal income taxes through a portfolio consisting primarily of Maryland municipal bonds.1

State Update

The national credit rating agency Standard & Poor's gave Maryland its AAA rating, which reflects the state's broad-based and growing economy, high income levels and historically sound fiscal responsibility. In addition, Maryland appears to have recovered from its earlier recession, reducing its unemployment rate from a record high of 6.7% in 1992, to a recent level of 5.1%. 2

The service (32.5%), trade (24.0%) and government (19.1%) sectors are the primary drivers of Maryland's overall economy.2 While this represents three distinct branches, Maryland's reliance on federal government employment makes it especially sensitive to federal budget cuts.

By continuing its prudent fiscal management, sensible debt administration and strong economic revival, we believe Maryland should maintain its superior credit rating.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard & Poor's CreditWeek Municipal, 12/15/97. This does not indicate Standard & Poor's rating of the fund.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 91 of this report.

Portfolio Notes

During the reporting period, prerefunding was still prevalent in the municipal bond market. Many issuers, seeking to take advantage of the current, lower interest-rate environment, sold bonds at lower interest rates and used the proceeds to pay off the higher interest-bearing bonds at their first call date. Until that date, these proceeds are generally invested in U.S. Treasury securities. Because of the U.S. Treasury backing, prerefunded bonds usually have a substantial increase in price.

When bonds become prerefunded, we look to sell them as they approach five years to their call date and replace them with bonds with better call protection. This strategy should extend the fund's income-earning potential and help protect the share value. Since we have been in a relatively low interest-rate environment over the past few years, the fund has been unable to generate enough capital losses to offset the gains realized from selling the prerefunded bonds. Consequently, we made a long-term capital gain distribution of 1.43 cents per share in June.

The supply of Maryland municipal bonds continues to be comparatively light; thus, Maryland issuances tended to trade at lower interest rates versus the average for other state bonds. The fund concentrated on purchasing primarily current coupon bonds that offer call protection of approximately 10 years. New purchases for the fund during the reporting period included Chesapeake Hospital revenue bonds, Anne Arundel Hospital revenue bonds and Prince Georges County, MD general obligation bonds.

The lower interest-rate environment will continue to put some pressure on the overall income earnings of the fund. Please keep in mind that the fund can distribute only what it earns, so the fund's dividend distributions may decrease in the future, if interest rates remain at current levels or move lower. It is important to note that we have not changed our philosophy of investing for income and stability of share value. We believe the fund should perform favorably when compared with other fixed-income investment alternatives.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 30 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 31 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY


Class I

Franklin Maryland Tax-Free Income Fund - Class I share price, as measured by net asset value, increased nine cents, from $11.64 on February 28, 1998, to $11.73 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 29.4 cents ($0.294) and 1.43 cents ($0.0143) in long-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.9 cents ($0.049) and the maximum offering price of $12.25 on August 31, 1998, your fund's distribution rate was 4.80%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Maryland state and local personal income tax bracket would need to earn 8.59% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Maryland Tax-Free Income Fund - Class I
Periods ended 8/31/98

                                                                     Since
                                                                   Inception
                                                1-Year    5-Year   (10/3/88)
Cumulative Total Return1                         8.14%    34.79%    107.93%
Average Annual Total Return2                     3.52%     5.23%     7.20%
Distribution Rate3                    4.80%
Taxable Equivalent Distribution Rate4 8.59%
30-Day Standardized Yield5            4.06%
Taxable Equivalent Yield4             7.26%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of the current 4.9 cent per share monthly dividend and the maximum offering price of $12.25 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Maryland state and local personal income tax bracket of 44.1%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 32 OMITTED - SEE APPENDIX AT END OF DOCUMENT
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Class II

Franklin Maryland Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 10 cents, from $11.72 on February 28, 1998, to $11.82 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 26.15 cents ($0.2615) and 1.43 cents ($0.0143) in long-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.36 cents ($0.0436) and the maximum offering price of $11.94 on August 31, 1998, your fund's distribution rate was 4.38%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Maryland state and local personal income tax bracket would need to earn 7.84% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Maryland Tax-Free Income Fund - Class II
Periods ended 8/31/98

                                                                        Since
                                                                      Inception
                                                   1-Year    3-Year   (5/1/95)
Cumulative Total Return1                            7.56%    21.43%    26.81%
Average Annual Total Return2                        5.46%     6.34%     7.06%
Distribution Rate3                    4.38%
Taxable Equivalent Distribution Rate4 7.84%
30-Day Standardized Yield5            3.66%
Taxable Equivalent Yield4             6.55%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of the current 4.36 cent per share monthly dividend and the maximum offering price of $11.94 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Maryland state and local personal income tax bracket of 44.1%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 34 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 35 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN MISSOURI TAX-FREE INCOME FUND

Your Fund's Objective: Franklin Missouri Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Missouri state personal income taxes through a portfolio consisting primarily of Missouri municipal bonds.1

State Update

With a diverse economic base that mirrors the performance of the U.S., Missouri is well positioned to take on the future. Standard & Poor's, a national credit rating agency, has maintained their AAA rating for the state based upon its continued low debt burdens, diversified economic base and sound financial practices.2

An expanding service sector, strong manufacturing facilities and a robust infrastructure have contributed to historically low unemployment levels. Missouri's central location, bordering eight states, has led to modern production facilities on the Mississippi and Missouri Rivers, as well as increased export activity.

Because of its very conservative approach to debt, as well as its track record of well-managed financial operations, the outlook for Missouri remains bright.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. This does not indicate Standard & Poor's rating of the fund.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 95 of this report.

Portfolio Notes

The fund continued its strategy of investing for high, current tax-free income and capital preservation. This was challenging at times, in light of the lower interest-rate environment, which put some pressure on the fund's overall income earnings. One strategy employed during the reporting period was to purchase bonds with better original issue discount (OID) than those we sold, which can provide some protection in a down market. In addition, Franklin Missouri Tax-Free Income Fund continued to sell prerefunded bonds and reinvest in well-structured bonds across many sectors. In doing so, the fund improved its overall call protection.

However, since we have been in a low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from bond sales. Thus, the fund made a long-term capital gain distribution of 3.1 cents per share in June.

During the reporting period, Missouri's municipal bond supply was strong compared with the same period last year. We found several attractive revenue bond purchases including Lake of the Ozarks Community Bridge, St. Charles County Multifamily Housing and Missouri State Health & Education Facilities - Children's Mercy Hospital.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 36 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 37 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY


Class I

Franklin Missouri Tax-Free Income Fund - Class I share price, as measured by net asset value, increased one cent, from $12.23 on February 28, 1998, to $12.24 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 31.2 cents ($0.312) and 3.1 cents ($0.031) in long-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.2 cents ($0.052) and the maximum offering price of $12.78 on August 31, 1998, your fund's distribution rate was 4.88%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Missouri state personal income tax bracket would need to earn 8.60% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Missouri Tax-Free Income Fund - Class I
Periods ended 8/31/98

                                                                         Since
                                                                       Inception
                                            1-Year   5-Year   10-Year  (9/1/87)
Cumulative Total Return1                     8.38%   35.19%   121.12%   135.27%
Average Annual Total Return2                 3.78%    5.30%    7.79%     7.66%
Distribution Rate3                    4.88%
Taxable Equivalent Distribution Rate4 8.60%
30-Day Standardized Yield5            4.14%
Taxable Equivalent Yield4             7.29%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of the current 5.2 cent per share monthly dividend and the maximum offering price of $12.78 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Missouri state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 38 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 39 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin Missouri Tax-Free Income Fund - Class II share price, as measured by net asset value, increased two cents, from $12.27 on February 28, 1998, to $12.29 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 27.79 cents ($0.2779) and 3.1 cents ($0.031) in long-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.62 cents ($0.0462) and the maximum offering price of $12.41 on August 31, 1998, your fund's distribution rate was 4.47%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Missouri state personal income tax bracket would need to earn 7.87% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Missouri Tax-Free Income Fund - Class II
Periods ended 8/31/98

                                                                       Since
                                                                     Inception
                                                  1-Year    3-Year   (5/1/95)
Cumulative Total Return1                           7.83%    22.39%    26.74%
Average Annual Total Return2                       5.77%     6.60%     7.03%
Distribution Rate3                         4.47%
Taxable Equivalent Distribution Rate4      7.87%
30-Day Standardized Yield5                 3.73%
Taxable Equivalent Yield4                  6.57%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of the current 4.62 cent per share monthly dividend and the maximum offering price of $12.41 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Missouri state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 40 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 41 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN NORTH CAROLINA

TAX-FREE INCOME FUND

Your Fund's Objective: Franklin North Carolina Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and North Carolina state personal income taxes through a portfolio consisting primarily of North Carolina municipal bonds.1


State Update

North Carolina's transition from a textile, apparel and manufacturing-based economy to one more focused on trade, financial services and construction has helped spur a 27% rise in personal income levels and a 39% decline in unemployment, since 1992.2

Strong growth, relatively modest debt levels and a conservative fiscal policy, have led Standard and Poor's, a national credit rating agency, to award North Carolina an AAA rating.2 Although voters recently approved a $2.75 billion bond authorization to fund infrastructure rebuilding, per-capita debt levels remain moderately low.

We expect North Carolina to maintain its impressive fiscal and budgetary policies in the months ahead.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's CreditWeek Municipal, 3/30/98. This does not indicate Standard & Poor's rating of the fund.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 100 of this report.

Portfolio Notes

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase.

Our philosophy on prerefunded bonds has not changed. Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Proceeds from the sale of prerefunded bonds were generally used to purchase, at a slight discount, current coupon bonds offering call protection of approximately 10 years. Such bonds should perform well through various market cycles.

We maintain our investment strategy, seeking to provide high, current tax-free income, while preserving relative stability of share value. The fund employs a buy-and-hold strategy, so turnover in the portfolio over the six-month reporting period has been very low at 5.06%. The fund purchased bonds in many different sectors, helping to maintain its diversification. Some of the purchases included North Carolina Housing Authority, Appalachian State University, Concord Utility Authority and North Carolina Medical Care Facilities for Catholic Health Care.

Going forward, our outlook for the fund, the state economy and the municipal bond market in general remains positive. We expect the supply in North Carolina to be stable over the next six months, and with a strong demand for North Carolina municipal bonds, the state should continue to be an attractive investment.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 42 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 43 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Class I

Franklin North Carolina Tax-Free Income Fund - Class I share price, as measured by net asset value, increased nine cents, from $12.11 on February 28, 1998, to $12.20 on August 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 30.6 cents ($0.306) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.1 cents ($0.051) and the maximum offering price of $12.74 on August 31, 1998, your fund's distribution rate was 4.80%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and North Carolina state personal income tax bracket would need to earn 8.61% from a taxable investment to match the fund's tax-free distribution rate.

Franklin North Carolina Tax-Free Income Fund - Class I
Periods ended 8/31/98

                                                                         Since
                                                                       Inception
                                            1-Year   5-Year   10-Year  (9/1/87)
Cumulative Total Return1                     8.29%   32.63%   115.91%   133.36%
Average Annual Total Return2                 3.66%    4.89%    7.53%     7.58%
Distribution Rate3                    4.80%
Taxable Equivalent Distribution Rate4 8.61%
30-Day Standardized Yield5            4.06%
Taxable Equivalent Yield4             7.29%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of the current 5.1 cent per share monthly dividend and the maximum offering price of $12.74 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and North Carolina state personal income tax bracket of 44.3%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 44 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 45 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin North Carolina Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 10 cents, from $12.18 on February 28, 1998, to $12.28 on August 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 27.16 cents ($0.2716) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.58 cents ($0.0458) and the maximum offering price of $12.40 on August 31, 1998, your fund's distribution rate was 4.43%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and North Carolina state personal income tax bracket would need to earn 7.95% from a taxable investment to match the fund's tax-free distribution rate.

Franklin North Carolina Tax-Free Income Fund - Class II
Periods ended 8/31/98

                                                                      Since
                                                                    Inception
                                                 1-Year    3-Year   (5/1/95)
Cumulative Total Return1                          7.82%    21.83%    25.91%
Average Annual Total Return2                      5.75%     6.44%     6.81%
Distribution Rate3                    4.43%
Taxable Equivalent Distribution Rate4 7.95%
30-Day Standardized Yield5            3.65%
Taxable Equivalent Yield4             6.55%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of the current 4.58 cent per share monthly dividend and the maximum offering price of $12.40 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and North Carolina state personal income tax bracket of 44.3%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 46 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 47 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN TEXAS TAX-FREE INCOME FUND

Your Fund's Objective: Franklin Texas Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of Texas municipal bonds.1

State Update

By shifting its predominantly natural resource- and agriculture-based economy to one diversified into services, technology and construction, Texas has become the nation's second most populous state, experiencing an estimated 88% increase in housing starts since 1992.2

Texas has remained fiscally stable throughout this "population boom" by sustaining relatively low debt ratios and introducing aggressive budget management. However, the state relies heavily on sales tax as a main source of revenue, which could pose some risk if the economy stalls.

With its conservative debt policies, strong financial structure and diversifying economy, we expect Texas to sustain its impressive growth trends in the months ahead.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's CreditWeek Municipal, 6/15/98.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 105 of this report.

Portfolio Notes

Insurance dominated the market during the reporting period, with over 60% of new issues coming insured. The higher penetration of insurance along with a limited supply of new, lower-rated issues led to a reduced difference in prices between higher and lower-grade issues. Consequently, we concentrated purchases for Franklin Texas Tax-Free Income Fund in higher-quality, public-purpose issues such as hospital, general obligation and direct revenue utility bonds. More than 54% of the fund's total long-term investments are rated AAA, with recent additions including Socorro Independent School District and Gulf Coast Water revenue bonds.

The market appeared to be moving sideways during the reporting period, trading in a narrow range, with only small changes up or down. However, our disciplined, dollar cost averaging approach enabled the fund to purchase on the downswings. At the same time, the challenge of maintaining current dividend levels increased, as the lower interest-rate environment reduced available yields for Texas bonds. Furthermore, because of the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from bond sales. Thus, in June the fund made a distribution of 14.57 cents per share in long-term capital gains and 0.43 cents per share in short-term capital gains.

In our opinion, the fund's performance is largely a result of Franklin's income-oriented approach. We will continue to manage the fund with the intention of protecting its share value and maintaining its competitive yield. Going forward, we anticipate further economic growth in Texas, rather mild inflation and relatively stable interest rates. Under such circumstances, we believe the fund is positioned for strong performance.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 48 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 49 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Class I

Franklin Texas Tax-Free Income Fund - Class I share price, as measured by net asset value, decreased 11 cents, from $11.68 on February 28, 1998, to $11.57 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 30.3 cents ($0.303), 14.57 cents ($0.1457) in long-term capital gains and 0.43 cents ($0.0043) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.0 cents ($0.05) and the maximum offering price of $12.08 on August 31, 1998, your fund's distribution rate was 4.97%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would have to earn 8.23% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Texas Tax-Free Income Fund - Class I
Periods ended 8/31/98

                                                                         Since
                                                                       Inception
                                            1-Year   5-Year   10-Year  (9/1/87)
Cumulative Total Return1                     8.17%   35.28%   119.21%   136.88%
Average Annual Total Return2                 3.55%    5.32%    7.69%     7.72%
Distribution Rate3                    4.97%
Taxable Equivalent Distribution Rate4 8.23%
30-Day Standardized Yield5            4.08%
Taxable Equivalent Yield4             6.75%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of the current 5.0 cent per share monthly dividend and the maximum offering price of $12.08 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 50 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 51 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin Texas Tax-Free Income Fund - Class II share price, as measured by net asset value, decreased 10 cents, from $11.81 on February 28, 1998, to $11.71 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 26.89 cents ($0.2689), 14.57 cents ($0.1457) in long-term capital gains and 0.43 cents ($0.0043) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.44 cents ($0.0444) and the maximum offering price of $11.83 on August 31, 1998, your fund's distribution rate was 4.50%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would have to earn 7.45% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Texas Tax-Free Income Fund - Class II
Periods ended 8/31/98

                                                                       Since
                                                                     Inception
                                                  1-Year    3-Year   (5/1/95)
Cumulative Total Return1                           7.65%    22.14%    26.91%
Average Annual Total Return2                       5.55%     6.53%     7.09%
Distribution Rate3                    4.50%
Taxable Equivalent Distribution Rate4 7.45%
30-Day Standardized Yield5            3.67%
Taxable Equivalent Yield4             6.08%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of the current 4.44 cent per share monthly dividend and the maximum offering price of $11.83 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 52 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 53 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Your Fund's Objective: Franklin Virginia Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Virginia state personal income taxes through a portfolio consisting primarily of Virginia municipal bonds.1


Commonwealth Update

Virginia's historically low debt levels and well-managed finances are just two of the factors that have contributed to its AAA rating by Standard & Poor's, a national credit rating agency.2 In addition, strong economic performance during the reporting period produced revenue increases in excess of budgeted projections.

Virginia's proximity to the nation's capital led to fiscal reliance on government employment; however, through continued diversification in the service and trade sectors, the commonwealth has minimized the risks of fallout from federal cutbacks. In fact, overall job growth is up an impressive 2.8% from last year, causing unemployment levels to reach a 29-year low.3

Because of Virginia's ability to administer conservative fiscal policies and smoothly transition to a more diversified workforce, we expect the commonwealth's economic outlook to remain positive.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. This does not indicate Standard & Poor's rating of the fund.
3. Source: Moody's Investors Service, 5/26/98.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 109 of this report.

Portfolio Notes

The fund continued its strategy of investing for tax-free income and capital preservation. This was challenging at times, in light of the lower interest-rate environment, which put some pressure on the fund's overall income earnings. One strategy employed during the reporting period was to purchase bonds with better original issue discount (OID) than those we sold, which can provide some protection in a down market. At the end of April, Franklin Virginia Tax-Free Income Fund sold bonds with lower OIDs, took a tax loss and replaced them with bonds having greater OIDs. In this scenario, the fund executed some trades without giving up the issues' yields and, in some cases, even improved them. Recent purchases include Spotsylvania County VA Water and Sewer System revenue bond, Medical College VA Hospital Authority revenue bond and Abingdon VA IDA Hospital revenue bond for Johnston Memorial Hospital.

As in the previous reporting period, many issuers sought to take advantage of the recent, lower interest-rate environment by issuing bonds at the lower rate, and advance refunding the higher interest-bearing bonds. These advance refunded bonds are callable at their first call date for a stated price, and are backed with U.S. Treasury securities. In such a market, the portfolio's prerefunded bonds increased to 13.6% on August 31, 1998, from 9.1% on February 28, 1998. Furthermore, because of the recent interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from bond sales. Thus, the fund made a long-term capital gain distribution of 1.79 cents per share in June.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 54 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 55 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Class I

Franklin Virginia Tax-Free Income Fund - Class I share price, as measured by net asset value, increased seven cents, from $11.88 on February 28, 1998, to $11.95 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 30.6 cents ($0.306) and 1.79 cents ($0.0179) in long-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.0 cents ($0.050) and the maximum offering price of $12.48 on August 31, 1998, your fund's distribution rate was 4.81%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Virginia state personal income tax bracket would have to earn 8.45% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Virginia Tax-Free Income Fund - Class I
Periods ended 8/31/98

                                                                         Since
                                                                       Inception
                                            1-Year   5-Year   10-Year  (9/1/87)
Cumulative Total Return1                     8.48%   34.01%   117.84%   134.67%
Average Annual Total Return2                 3.86%    5.11%    7.63%     7.63%
Distribution Rate3                    4.81%
Taxable Equivalent Distribution Rate4 8.45%
30-Day Standardized Yield5            4.10%
Taxable Equivalent Yield4             7.20%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of the current 5.0 cent per share monthly dividend and the maximum offering price of $12.48 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Virginia state personal income tax bracket of 43.1%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 56 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 57 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin Virginia Tax-Free Income Fund - Class II share price, as measured by net asset value, increased seven cents, from $11.95 on February 28, 1998, to $12.02 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 27.31 cents ($0.2731) and 1.79 cents ($0.0179) in long-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.44 cents ($0.0444) and the maximum offering price of $12.14 on August 31, 1998, your fund's distribution rate was 4.39%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Virginia state personal income tax bracket would have to earn 7.71% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Virginia Tax-Free Income Fund - Class II
Periods ended 8/31/98

                                                                     Since
                                                                   Inception
                                                1-Year    3-Year   (5/1/95)
Cumulative Total Return1                         7.82%    20.95%    25.66%
Average Annual Total Return2                     5.74%     6.18%     6.78%
Distribution Rate3                    4.39%
Taxable Equivalent Distribution Rate4 7.71%
30-Day Standardized Yield5            3.69%
Taxable Equivalent Yield4             6.48%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of the current 4.44 cent per share monthly dividend and the maximum offering price of $12.14 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Virginia state personal income tax bracket of 43.1%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 58 OMITTED - SEE APPENDIX AT END OF DOCUMENT

MUNICIPAL BOND RATINGS

Moody's

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.




FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Alabama Tax-Free Income Fund
                                                             Six Months Ended
                                                              August 31, 1998           Year Ended February 28,
CLASS I                                                        (UNAUDITED)    1998     1997      19961     1995      1994
--------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period......................         $11.98    $11.73   $11.73     $11.31   $11.80    $11.71
                                                          ----------------------------------------------------------------

Income from investment operations:
 Net investment income....................................            .31       .64      .65        .66      .66       .66
 Net realized and unrealized gains (losses)...............           (.17)      .36      .01        .42     (.50)      .09
                                                          ----------------------------------------------------------------
Total from investment operations .........................            .14      1.00      .66       1.08      .16       .75
                                                          ----------------------------------------------------------------
Less distributions from:
 Net investment income....................................           (.31)     (.65)    (.66)      (.66)    (.65)     (.66)
 In excess of net investment income.......................           (.01)       --       --         --       --        --
 Net realized gains.......................................           (.02)     (.10)      --         --       --        --
                                                          ----------------------------------------------------------------
Total distributions.......................................           (.34)     (.75)    (.66)      (.66)    (.65)     (.66)
                                                          ----------------------------------------------------------------
Net asset value, end of period............................         $11.78    $11.98   $11.73     $11.73   $11.31    $11.80
                                                          ================================================================
Total return*.............................................           1.16%     8.79%    5.84%      9.74%    1.54%     6.35%
Ratios/supplemental data
Net assets, end of period (000's).........................       $229,793  $216,982 $193,466   $185,981 $170,051  $178,414
Ratios to average net assets:
 Expenses ................................................            .71%**    .72%     .71%       .72%     .72%      .64%
 Net investment income....................................           5.26%**   5.39%    5.62%      5.69%    5.88%     5.62%
Portfolio turnover rate...................................           8.02%    10.44%   15.47%     12.39%   19.85%    14.87%

Class II
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period......................         $12.04    $11.78   $11.77     $11.36
                                                          ---------------------------------------------
Income from investment operations:
 Net investment income....................................            .29       .58      .59        .49
 Net realized and unrealized gains (losses)...............           (.18)      .36      .01        .41
                                                          ---------------------------------------------
Total from investment operations..........................            .11       .94      .60        .90
                                                          ---------------------------------------------
Less distributions from:
 Net investment income....................................           (.28)     (.58)    (.59)      (.49)
 In excess of net investment income.......................           (.01)       --       --         --
 Net realized gains.......................................           (.02)     (.10)      --         --
                                                          ---------------------------------------------
Total distributions.......................................           (.31)     (.68)    (.59)      (.49)
                                                          ---------------------------------------------
Net asset value, end of period............................         $11.84    $12.04   $11.78     $11.77
                                                          =============================================
Total return*.............................................            .87%     8.23%    5.28%      8.01%
Ratios/supplemental data
Net assets, end of period (000's).........................        $12,085    $9,469   $5,683     $1,662
Ratios to average net assets:
 Expenses.................................................           1.24%**   1.29%    1.28%      1.29%**
 Net investment income....................................           4.73%**   4.80%    5.05%      5.09%**
Portfolio turnover rate...................................           8.02%    10.44%   15.47%     12.39%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1998 (unaudited)
                                                                                                               PRINCIPAL
  Franklin Alabama Tax-Free Income Fund                                                                         AMOUNT       VALUE
    Long Term Investments 97.8%
 Bonds 97.1%
   Alabama Building Renovation Financing Authority Revenue, 7.45%, 9/01/11..................................$ 1,500,000  $ 1,632,030
   Alabama HFA, SFMR, GNMA Secured,
     Series A, 7.50%, 10/01/10 .............................................................................    490,000      515,049
     Series A, 8.00%, 10/01/20 .............................................................................    115,000      117,437
     Series A-1, 6.50%, 4/01/17.............................................................................  3,440,000    3,655,205
     Series A-2, 6.80%, 4/01/25.............................................................................  1,215,000    1,313,974
     Series C, 7.45%, 10/01/21..............................................................................    285,000      295,095
     Series C-2, 7.75%, 4/01/22.............................................................................    860,000      900,927
     Series D-2, 5.75%, 10/01/23............................................................................  2,000,000    2,077,980
   Alabama State Docks Department, Docks Facilities Revenue, MBIA Insured, 6.30%, 10/01/21..................  4,500,000    4,960,890
   Alabama State IDA, Solid Waste Disposal Revenue, Pine City Fiber Co., 6.45%, 12/01/23....................  2,000,000    2,200,300
   Alabama State University Dormitory Revenue, Pre-Refunded, 8.00%, 1/01/14 ................................    250,000      261,005
   Alabama Water Pollution Control Authority, Revolving Fund Loan, Series B, Pre-Refunded, 7.75%, 8/15/12...  3,010,000    3,256,218
   Alabaster Water and Gas Board Revenue, AMBAC Insured, 6.35%, 9/01/14.....................................  2,215,000    2,467,089
   Alexander City Utility Revenue, Refunding, Warrants, FSA Insured, 6.20%, 8/15/10.........................  2,000,000    2,211,500
   Anniston Regional Medical Center Board, Series A, AMBAC Insured, 5.25%, 6/01/18..........................  2,545,000    2,567,014
   Athens Electric Revenue, Warrants, MBIA Insured, 6.00%, 6/01/25..........................................  1,000,000    1,084,690
   Athens Water and Sewer Revenue, Warrants, AMBAC Insured, 6.10%, 8/01/18 .................................  1,500,000    1,610,895
   Auburn Governmental Utility Services Corp., Waste Water Treatment Revenue,
    Merscot-Auburn, L.P. Project, FGIC Insured,
    7.30%, 1/01/12 .........................................................................................  1,460,000    1,543,935
   Auburn University General Fee Revenue, Refunding, 7.00%, 6/01/11.........................................  2,000,000    2,181,440
   Baldwin County Eastern Shore Health Care Authority Hospital Revenue, 5.75%, 4/01/27......................  1,000,000    1,024,600
   Bessemer Medical Clinic Board Revenue, Bessemer Carraway Center,
   Refunding, Series A, MBIA Insured, 7.25%, 4/01/15........................................................  1,000,000    1,063,670
   Birmingham Airport Authority Revenue, Series A, AMBAC Insured, 7.375%, 7/01/10...........................    500,000      530,520
   Birmingham Baptist Medical Center, Special Care Facilities, Financing Authority Revenue, MBIA Insured,
     Baptist Health System, Inc., Refunding, 5.875%, 11/15/19 ..............................................  3,500,000    3,623,200
     Baptist Health System, Inc., Refunding, 5.875%, 11/15/26 ..............................................  2,000,000    2,062,500
     Series A, 7.00%, 1/01/21 ..............................................................................  1,870,000    1,992,485
   Birmingham GO, Refunding, Series B, 6.25%, 4/01/16.......................................................  1,000,000    1,081,160
   Birmingham-Jefferson Civic Center Authority, Special Tax, Capital Outlay,
     7.40%, 1/01/08 ........................................................................................    285,000      293,886
     7.25%, 1/01/12 ........................................................................................    640,000      646,605
   Birmingham Southern College, Private Educational Building Authority Tuition, Refunding, 5.35%, 12/01/19 .  1,000,000    1,010,920
   Birmingham Special Care Facilities Financing Authority Revenue, MBIA Insured,
     Health Care, Medical Center East, 7.00%, 7/01/12 ......................................................  1,200,000    1,307,928
     Medical Center East, Refunding, 7.25%, 7/01/15.........................................................  2,000,000    2,020,240
   Camden IDB, PCR, Facilities Revenue, MacMillian Bloedel Project, Refunding, Series A, 7.75%, 5/01/09 ....  3,250,000    3,503,630
   Citronelle IDB, PCR, Stauffer Chemical Project, Guaranteed by Imperial Chemical, Plc.,
   Series 1982, 8.00%, 12/01/12.............................................................................    500,000      540,135
   Coffee County PBA, Building Revenue, Warrants, FSA Insured, 6.10%, 9/01/16...............................  1,000,000    1,095,660
   Colbert County Health Care Authority, Helen Keller Hospital, Refunding, 8.75%, 6/01/09...................  1,750,000    1,906,888
   Columbia IDB, PCR, Alabama Power Co. Project, Refunding, AMBAC Insured, 6.50%, 9/01/23 ..................  5,000,000    5,213,300
   Courtland IDB,
     Environmental Improvement Revenue, Champion International Corp. Project, Refunding, 6.40%, 11/01/26 ...  2,000,000    2,179,900
     Solid Waste Disposal Revenue, Champion International Corp. Project, 7.75%, 1/01/20.....................    505,000      535,603
     Solid Waste Disposal Revenue, Champion International Corp. Project, Series A, 6.50%, 9/01/25 ..........  5,000,000    5,456,150
   Courtland IDBR, Champion International Corp. Project, Refunding, Series A, 7.20%, 12/01/13 ..............  4,000,000    4,452,320
   Demopolis HDC, MFHR, Refunding, Series A, FSA Insured, 7.625%, 8/01/19...................................  1,400,000    1,462,076
   East Alabama Health Care Authority, Health Care Facilities Revenue, Tax Anticipation Bond,
    Series A, MBIA Insured, 5.25%, 9/01/28..................................................................  5,500,000    5,566,275
   Fairfield IDB, Environmental Improvement Revenue, USX Corp. Project, Refunding,
     5.45%, 9/01/14 ........................................................................................  2,000,000    2,046,320
     Series A, 6.70%, 12/01/24 .............................................................................  3,500,000    3,827,880
   Fairfield, Warrants, AMBAC Insured, 6.30%, 6/01/22 ......................................................  3,000,000    3,258,570
   Gadsden HDC, MFR, Refunding, Series A, 7.00%, 1/01/22....................................................  1,565,000    1,620,620
   Guam Airport Authority Revenue, Refunding, Series A, 6.50%, 10/01/23 ....................................  1,000,000    1,085,340
   Gulf Shores GO, Refunding, Warrants, AMBAC Insured, 6.00%, 9/01/21.......................................  1,935,000    2,124,843
   Helena Utilities Board, Water and Sewer Revenue, MBIA Insured, 5.75%, 9/01/25 ...........................  6,000,000    6,374,820
   Homewood Special Care Facilities Financing Authority Revenue, Hospital Revenue,
    Lakeshore Hospital Project, Refunding, Series B,
    Pre-Refunded, 8.25%, 2/01/04 ...........................................................................    360,000      372,578
   Bonds (cont.)
   Houston County Health Care Authority Revenue, Southeast Alabama Medical Center,
   MBIA Insured, 6.125%, 10/01/12...........................................................................$ 2,070,000  $ 2,213,824
   Huntsville Solid Waste Disposal Authority and Resource Recovery Revenue, FGIC Insured, 7.00%, 10/01/14 ..    230,000      246,896
   Jackson IDBR, Solid Waste-Boise Cascade, Refunding, 5.70%, 12/01/27......................................  4,150,000    4,253,543
   Jasper County Waterworks & Sewer Board, Water and Sewer Revenue, AMBAC Insured, 6.15%, 6/01/14 ..........  1,000,000    1,101,330
   Jefferson County Sewer Revenue, Warrants,
     ETM, 7.50%, 9/01/13....................................................................................    200,000      207,778
     Refunding, Series A, FGIC Insured, 5.375%, 2/01/27.....................................................  4,675,000    4,781,076
     Series D, 5.75%, 2/01/27...............................................................................  6,000,000    6,417,720
   LCM Housing Assistance Corp. Project, MFR, Refunding, Series A, 7.875%, 1/01/22..........................  1,255,000    1,300,544
   Lee County GO, Warrants, AMBAC Insured, 5.50%, 2/01/21...................................................  2,250,000    2,323,080
   Madison GO, Warrants, MBIA Insured,
     6.00%, 4/01/23.........................................................................................  2,000,000    2,178,600
     Series B, 6.25%, 2/01/15...............................................................................  1,560,000    1,720,618
   Madison School, Warrants, MBIA Insured, 6.25%, 2/01/14...................................................  2,290,000    2,530,450
   Marshall County Health Care Authority Hospital Revenue,
     Boaz-Albertville Medical Center, Refunding, 6.50%, 1/01/18 ............................................ 10,810,000   11,533,513
     Guntersville-Arab Medical Center, Crossover Refunding, 7.60%, 10/01/07.................................  2,530,000    2,814,423
   Mobile Airport Authority Revenue, Mae Project, 7.375%, 11/01/12 .........................................  1,000,000    1,075,580
   Mobile Commission of Water and Sewer Revenue, Refunding, 6.50%, 1/01/09..................................  1,500,000    1,633,095
   Mobile Housing Assistance Corp., MFHR, Refunding, Series A, FSA Insured, 7.625%, 2/01/21.................  1,340,000    1,392,863
   Mobile IDB, Mobile Energy Service Co. Project, Solid Waste Disposal Revenue, Refunding, 6.95%, 1/01/20...  8,000,000    4,080,000
   Montgomery Medical Clinic Board, Health Care Facilities Revenue, Jackson
    Hospital and Clinic, Refunding, AMBAC Insured,
    6.00%, 3/01/26 .........................................................................................  6,000,000    6,493,320
   Morgan County, Decatur Health Care Revenue, Decatur General Hospital,
   Refunding, Connie Lee Insured, 6.375%, 3/01/24 ..........................................................  5,750,000    6,248,180
   Moulton Waterworks Board, Water Revenue, Series A, 6.30%, 1/01/18 .......................................  1,500,000    1,549,515
   Muscle Shoals GO, Refunding, Warrants, MBIA Insured,
     5.80%, 8/01/16.........................................................................................  1,725,000    1,865,829
     5.90%, 8/01/25.........................................................................................  7,000,000    7,582,750
   Northeast Alabama Water, Sewer and Fire Protection District Revenue, AMBAC Insured, 6.375%, 5/01/22......  2,000,000    2,150,680
   Northport GO, Water and Sewer, Warrants, FGIC Insured, Pre-Refunded, 7.70%, 12/01/13.....................    200,000      206,010
   Oneonta Utilities Board Revenue,
     FSA Insured, 6.90%, 11/01/24...........................................................................    230,000      261,027
     Pre-Refunded, 6.90%, 11/01/24 .........................................................................  4,770,000    5,564,634
     Refunding, MBIA Insured, 5.50%, 11/01/23...............................................................  3,820,000    3,976,620
   Perdido Bay Water Sewer & Fire Protection District Water Revenue, Refunding,
   FSA Insured, 5.375%, 11/01/22............................................................................  1,085,000    1,111,810
   Phenix City IDB, Environmental Improvement Revenue, Mead Coated Board,
   Refunding, Series A, 5.30%, 4/01/27......................................................................  8,300,000    8,306,723
   Piedmont IDBR, Springs Industrial Project, 8.25%, 9/01/10................................................    780,000      847,759
   Puerto Rico Commonwealth Highway Authority Revenue, Refunding, Series R, 7.15%, 7/01/00 .................    600,000      634,470
   Puerto Rico Commonwealth Infrastructure Financing Authority,
   Special Tax Revenue, Series A, 7.90%, 7/01/07............................................................      5,000        5,165
   Puerto Rico Commonwealth Urban Renewal and Housing Corp., Commonwealth
   Appropriation, Refunding, 7.875%, 10/01/04 ..............................................................    300,000      317,286
   Puerto Rico Electric Power Authority Power Revenue,
     Refunding, Series N, 7.00%, 7/01/07....................................................................    355,000      370,588
     Series DD, 5.00%, 7/01/28 .............................................................................  5,000,000    4,953,700
   Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue,
   Upjohn Co. Project, 7.50%, 12/01/23 .....................................................................    200,000      207,922
   Puerto Rico PBA Revenue, Guaranteed Government Facilities, Series B, 5.25%, 7/01/21......................  1,850,000    1,875,808
   Puerto Rico Public Finance Corp., Commonwealth Appropriation, Series A, 5.00%, 6/01/26 ..................  4,000,000    3,952,360
   Russell County PBA Revenue, Jail Project, Pre-Refunded, 8.50%, 1/01/14...................................    200,000      207,148
   Russellville GO, Refunding, Warrants, MBIA Insured, 5.75%, 12/01/26......................................  2,500,000    2,683,925
   Tuscaloosa County Board Education, Capital Outlay, Warrants, Series A, AMBAC Insured, 5.50%, 2/01/27.....  2,375,000    2,499,236
   Tuscaloosa, Warrants, AMBAC Insured, 6.75%, 7/01/20......................................................  4,925,000    5,255,418
   Valley Special Care Facilities, Financing Authority Revenue, Lanier Memorial
   Hospital, Series A, 5.65%, 11/01/22......................................................................  2,000,000    2,024,600
   Virgin Islands Public Finance Authority Revenue, Senior Lien, Fund Loan Notes, Refunding, Series A, 5.50%
     10/01/13...............................................................................................  1,700,000    1,749,861
     10/01/22...............................................................................................  2,300,000    2,332,338
   Wilsonville IDB, PCR, Southern Electric Generating System, Refunding, Series C,
    MBIA Insured, 6.75%, 2/01/15 ...........................................................................  3,500,000    3,758,265
                                                                                                                       -------------
   Total Bonds (Cost $223,687,157) .........................................................................             234,931,175
                                                                                                                       -------------
 a Zero Coupon Bonds .7%
   Alexander City, Capital Appreciation-Warrants, Asset Guaranty Insured, Zero Coupon to,
     5/01/23 ...............................................................................................$ 1,790,000    $ 475,621
     5/01/24 ...............................................................................................  1,790,000      450,507
     5/01/25 ...............................................................................................  1,790,000      420,811
     5/01/26 ...............................................................................................  1,790,000      398,007
                                                                                                                       -------------
   Total Zero Coupon Bonds (Cost $1,680,497) ...............................................................               1,744,946
                                                                                                                       -------------
   Total Long Term Investments (Cost $225,367,654) .........................................................             236,676,121
                                                                                                                       -------------

 a Short Term Investments .3%
   Puerto Rico Commonwealth Highway and Transportation Authority,
   Transportation Revenue, Series A, AMBAC Insured,
Weekly VRDN and Put, 2.75%, 7/01/28.........................................................................    100,000      100,000
   Stevenson Alabama IDB, Environmental Improvement Revenue, Mead Corp. Project,
   Series B, Weekly VRDN and Put, 3.35%, 4/01/33............................................................    600,000      600,000
                                                                                                                       -------------
   Total Short Term Investments (Cost $700,000).............................................................                 700,000
                                                                                                                       -------------
   Total Investments (Cost $226,067,654) 98.1%..............................................................             237,376,121
   Other Assets, less Liabilities 1.9% .....................................................................               4,502,109
                                                                                                                       -------------
   Net Assets 100.0% .......................................................................................            $241,878,230
                                                                                                                       =============


See glossary of terms on page 113.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Florida Tax-Free Income Fund
                                                             Six Months Ended
                                                              August 31, 1998               Year Ended February 28,
Class I                                                         (unaudited)    1998       1997        19961      1995        1994
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period........................       $11.87     $11.59     $11.69      $11.35     $11.77      $11.68
                                                            ------------------------------------------------------------------------
Income from investment operations:
 Net investment income......................................          .31        .64        .67         .69        .69         .70
 Net realized and unrealized gains (losses).................          .07        .30       (.08)        .34       (.44)        .09
                                                            ------------------------------------------------------------------------
Total from investment operations ...........................          .38        .94        .59        1.03        .25         .79
                                                            ------------------------------------------------------------------------
Less distributions from:
 Net investment income......................................         (.31)2     (.65)      (.69)       (.69)      (.67)       (.70)
 In excess of net investment income.........................        --          (.01)     --          --         --          --
                                                            ------------------------------------------------------------------------
Total distributions.........................................         (.31)      (.66)      (.69)       (.69)      (.67)       (.70)
                                                            ------------------------------------------------------------------------
Net asset value, end of period..............................       $11.94     $11.87     $11.59      $11.69     $11.35      $11.77
                                                            ========================================================================
Total return*...............................................         3.28%      8.37%      5.20%       9.28%      2.36%       6.63%
Ratios/supplemental data
Net assets, end of period (000's)...........................   $1,693,327 $1,650,068 $1,458,087  $1,353,541 $1,265,018  $1,361,583
Ratios to average net assets:
 Expenses ..................................................          .62%**     .61%       .60%        .60%       .59%        .52%
 Net investment income......................................         5.26%**    5.45%      5.78%       5.93%      6.15%       5.90%
Portfolio turnover rate.....................................         4.26%      5.60%     12.00%      11.78%     14.34%      11.77%

Class II
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period........................       $11.96     $11.67     $11.76      $11.37
                                                            -----------------------------------------------
Income from investment operations:
 Net investment income......................................          .28        .60        .60         .52
 Net realized and unrealized gains (losses).................          .08        .29       (.07)        .38
                                                            -----------------------------------------------
Total from investment operations ...........................          .36        .89        .53         .90
                                                            -----------------------------------------------
Less distributions from:
 Net investment income......................................         (.28)3     (.59)      (.62)       (.51)
 In excess of net investment income.........................           --       (.01)     --          --
                                                            -----------------------------------------------
Total distributions.........................................         (.28)      (.60)      (.62)       (.51)
                                                            -----------------------------------------------
Net asset value, end of period..............................       $12.04     $11.96     $11.67      $11.76
                                                            ===============================================
Total return*...............................................         3.06%      7.80%      4.65%       8.05%
Ratios/supplemental data
Net assets, end of period (000's)...........................      $67,323    $56,027    $23,556      $7,644
Ratios to average net assets:
 Expenses ..................................................         1.18%**    1.17%      1.17%       1.18%**
 Net investment income......................................         4.70%**    4.88%      5.17%       5.33%**
Portfolio turnover rate.....................................         4.26%      5.60%     12.00%      11.78%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. 2Includes distributions in excess of net investment income in the amount of $.002.
3Includes distributions in excess of net investment income in the amount of $.001.


FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1998 (unaudited)
                                                                                                             PRINCIPAL
Franklin Florida Tax-Free Income Fund                                                                          AMOUNT         VALUE
 b Long Term Investments 97.7%
 Bonds 93.4%
 Alachua County Health Facilities Authority Revenue,
 Santa Fe Health Care Facilities Project, Refunding, Pre-Refunded, 7.60%, 11/15/13 .......................$ 6,705,000    $ 7,380,328
 Shands Teaching Hospital, Series A, MBIA Insured, 5.80%, 12/01/26 ....................................... 12,000,000     12,920,880
 Alachua County Public Improvement Revenue, Refunding, FSA Insured, 5.375%, 8/01/17.......................  5,755,000      5,935,419
 Atlantic Beach Utilities Systems Revenue, MBIA Insured, 5.50%, 10/01/25 .................................  2,000,000      2,084,760
 Bay County Hospital System Revenue, Bay Medical Center Project, Refunding, Pre-Refunded, 8.00%, 10/01/12  11,205,000     13,743,493
 Bay County Resource Recovery Revenue, Refunding,
   Series A, MBIA Insured, 6.60%, 7/01/11.................................................................  3,710,000      4,126,744
   Series B, MBIA Insured, 6.60%, 7/01/12 ................................................................ 18,150,000     20,017,817
 Bay County Water System Revenue, Refunding, AMBAC Insured,
   6.50%, 9/01/07.........................................................................................    525,000        583,622
   6.60%, 9/01/11.........................................................................................    675,000        753,381
 Bay Medical Center, Hospital Revenue, Bay Medical Center Project, Refunding,
 AMBAC Insured, 5.60%, 10/01/19 .......................................................................... 13,130,000     13,768,381
 Boynton Beach Public Service Tax Revenue, MBIA Insured, Pre-Refunded, 7.50%, 11/01/10 ...................  4,000,000      4,323,120
 Brevard County Health Facilities Authority Revenue, Wuesthoff Memorial Hospital,
 Refunding, Series B, Pre-Refunded, 7.20%, 4/01/13........................................................  5,000,000      5,638,300
 Brevard County HFA, SFMR, Refunding, Series B, FSA Insured, 7.00%, 3/01/13...............................    985,000      1,050,759
 Brevard County School Board COP, Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11......................  4,415,000      4,821,312
 Broward County Educational Facilities Authority Revenue, Nova Southeastern
  University Project, Refunding, Connie Lee Insured,
 6.125%, 4/01/17..........................................................................................  2,250,000      2,471,805
 Broward County HFA, MFHR, Cross Keys Apartments Project,
   Series A, 5.80%, 10/01/33..............................................................................  2,000,000      2,039,940
   Series A, 5.85%, 4/01/39...............................................................................  5,895,000      6,012,428
 Broward County Health Facility Authority Revenue, Nursing Home, Refunding,
   7.40%, 8/15/10.........................................................................................  2,080,000      2,231,050
   7.50%, 8/15/20.........................................................................................  1,475,000      1,617,913
 Broward County HFA Revenue,
   Series B, GNMA Secured, 7.55%, 3/01/15 ................................................................  3,040,000      3,178,502
   Series C, GNMA Secured, 8.00%, 3/01/21 ................................................................    905,000        945,698
   Series D, GNMA Secured, 6.90%, 6/01/09 ................................................................    310,000        331,821
   Series D, GNMA Secured, 7.375%, 6/01/21 ...............................................................    770,000        823,523
 Broward County HFA, SFMR, Refunding, Series B, GNMA/FNMA Insured, 5.40%, 4/01/29.........................  4,000,000      4,041,560
 Broward County Professional Sports Facilities, Tax Revenue, Civic Arena Project, Series A, MBIA Insured,
   5.75%, 9/01/21.........................................................................................  5,000,000      5,358,750
   5.625%, 9/01/28........................................................................................ 13,745,000     14,555,130
 Broward County Resource Recovery Revenue,
   Broward Waste Energy Co., L.P., North Project, 7.95%, 12/01/08 ........................................  5,840,000      6,267,138
   SES Waste Energy Co., L.P., South Project, 7.95%, 12/01/08............................................. 10,675,000     11,455,770
 Broward County School Board COP, Series C, AMBAC Insured, 5.375%, 7/01/17................................ 10,000,000     10,335,200
 Broward County Tourist Development, Special Tax Revenue, Convention Center Project,
 FGIC Insured, Pre-Refunded, 7.75%, 10/01/13 .............................................................    200,000        204,652
 Cape Canaveral Hospital District Revenue,
   AMBAC Insured, Pre-refunded, 6.875%, 1/01/21...........................................................  1,500,000      1,632,030
   Certificates, Refunding, 5.25%, 1/01/28................................................................  2,500,000      2,470,300
 Celebration Community Development District, Special Assessment,
 MBIA Insured, 6.00%, 5/01/10 ............................................................................  5,500,000      5,959,250
 MBIA Insured, 6.10%, 5/01/16 ............................................................................  4,000,000      4,376,880
 Series A, MBIA Insured, 5.50%, 5/01/18...................................................................  2,000,000      2,089,680
 Charlotte County Utilities Revenue, Refunding, Series A, FGIC Insured, 5.625%, 10/01/21..................  3,000,000      3,163,890
 Citrus County PCR, Florida Power and Light Co., Crystal River, Refunding,
 Series A, 6.625%, 1/01/27................................................................................ 11,100,000     12,048,051
 Series B, 6.35%, 2/01/22................................................................................. 20,400,000     22,158,276
 Clay County HFA Revenue, SFM,
 Multi County, GNMA/FNMA Insured, 5.45%, 4/01/31..........................................................  1,775,000      1,803,453
 Series A, GNMA Secured, 8.20%, 6/01/21...................................................................  1,560,000      1,623,898
 Series A, GNMA Secured, 7.80%, 6/01/22 ..................................................................  3,940,000      4,165,920
 Series A, GNMA Secured, 7.45%, 9/01/23 ..................................................................  1,310,000      1,380,373
 Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A,
 FHA Insured, 6.50%, 10/01/25 ............................................................................  2,850,000      3,015,528
 Clewiston Water and Sewer Revenue, Refunding, AMBAC Insured, Pre-Refunded, 7.65%, 10/01/10 ..............  1,000,000      1,063,080
 Cocoa Water and Sewer Improvement Revenue, FGIC Insured, 5.875%, 10/01/22................................$ 4,000,000    $ 4,413,840
 Collier County Water and Sewer District Revenue, Sewer Assessment,
 East and South Naples Project, MBIA Insured, 7.15%, 10/01/11.............................................     80,000         82,454
 Coral Springs ID, Special Water and Sewer Project, 6.75%, 11/01/02 ......................................  2,660,000      2,705,326
 Dade County Aviation Revenue, Miami International Airport, Series B, FSA Insured, 5.125%, 10/01/22 ......  4,750,000      4,740,025
 Dade County Health Facilities Authority, Hospital Revenue, Catholic Health
 and Rehabilitation, Inc. Project, Refunding,
  7.625%, 8/15/20.........................................................................................  7,475,000      7,963,566
 Dade County HFA,
 MFMR, Hialeah Center, Series 5, GNMA Secured, Pre-Refunded, 7.875%, 12/01/32 ............................  1,930,000      2,083,010
 SFMR, Refunding, Series D, FSA Insured, 6.95%, 12/15/12..................................................    680,000        727,552
 SFMR, Refunding, Series E, FNMA Secured, 7.00%, 3/01/24..................................................    300,000        317,397
 SFMR, Series A, GNMA Secured, 7.50%, 9/01/13.............................................................  2,105,000      2,200,925
 SFMR, Series A, GNMA Secured, 7.10%, 3/01/17.............................................................  1,480,000      1,566,920
 SFMR, Series B, GNMA Secured, 7.25%, 9/01/23 ............................................................    250,000        264,495
 Dade County IDA, Solid Waste Disposal Revenue, Power and Light Co. Project, 7.15%, 2/01/23...............  5,695,000      6,120,815
 Dade County School Board COP, Series B, AMBAC Insured, Pre-Refunded, 5.75%, 8/01/19 ..................... 14,610,000     16,225,428
 Dade County School District GO, Pre-Refunded, 7.375%, 7/01/08............................................  5,960,000      6,266,284
 Dade County Seaport Revenue, Refunding, Series 95, MBIA Insured, 5.75%, 10/01/15 ........................  4,100,000      4,430,993
 Dade County Special Obligation, Courthouse Center Project, 6.10%, 4/01/20................................  5,000,000      5,465,600
 Dade County Water and Sewer System Revenue, FGIC Insured,
 5.25%, 10/01/21..........................................................................................  5,000,000      5,105,150
 5.75%, 10/01/22..........................................................................................  8,245,000      8,784,305
 5.50%, 10/01/25.......................................................................................... 35,325,000     36,888,131
 5.25%, 10/01/26.......................................................................................... 12,000,000     12,211,440
 Dovera Community Development District Revenue, Special Assessment,
 7.625%, 5/01/03..........................................................................................    230,000        246,516
 7.875%, 5/01/12..........................................................................................    735,000        787,935
 Dunes Community Development District Revenue, Water and Sewer Project,
  Pre-Refunded, 8.25%, 10/01/18 ..........................................................................    670,000        685,812
 Duval County HFA,
 MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.60%, 7/01/17...............................  1,000,000      1,040,490
 MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.70%, 7/01/27...............................  2,000,000      2,078,980
 SFMR, GNMA Secured, 5.25%, 10/01/18......................................................................  1,000,000      1,008,120
 SFMR, GNMA Secured, 5.30%, 4/01/31.......................................................................  1,800,000      1,813,104
 SFMR, Series 1988, GNMA Secured, 8.625%, 12/01/19 .......................................................     45,000         47,651
 SFMR, Series A, GNMA Secured, 8.50%, 9/01/19.............................................................     70,000         72,238
 SFMR, Series A, GNMA Secured, 7.85%, 12/01/22............................................................  2,265,000      2,376,279
 SFMR, Series B, GNMA Secured, 7.70%, 11/01/11 ...........................................................    460,000        477,020
 SFMR, Series C, GNMA/FGIC Insured, 7.70%, 9/01/24 .......................................................    960,000      1,019,395
 Escambia County Health Facilities Authority, Health Facility Revenue, Baptist Hospital and Baptist Manor,
 5.125%, 10/01/19.........................................................................................  8,750,000      8,666,175
 Pre-Refunded, 6.75% 10/01/14.............................................................................  4,350,000      4,897,187
 Escambia County HFA, SFMR,
 Multi-County Program, Series C, GNMA/FNMA Insured, 5.80%, 10/01/19.......................................  1,500,000      1,563,855
 Multi-County Program, Series C, GNMA/FNMA Insured, 5.875%, 10/01/28......................................  6,500,000      6,793,800
 Series A, FHA/GNMA Insured, 7.40%, 10/01/23..............................................................  4,235,000      4,453,314
 Escambia County Revenue, Series B, Sub-Series 1, MBIA Insured, 7.20%, 1/01/15............................  4,000,000      4,123,400
 Escambia County School Board COP, FSA Insured, 6.375%, 2/01/12...........................................  1,210,000      1,292,776
 Escambia County Utilities Authority, Sanitary System Revenue, FSA Insured, Pre-Refunded, 6.00%, 1/01/23..  2,500,000      2,744,100
 Escambia County Utilities Authority System Revenue, Refunding, FGIC Insured, 7.75%, 1/01/15 .............  2,000,000      2,065,220
 First Governmental Financing Commission Revenue, Gainsville, Hollywood
  and St. Petersburg, AMBAC Insured, 5.75%, 7/01/16 ......................................................  3,700,000      3,990,043
 Flagler County Florida School Board, COP, FSA Insured, 5.20%, 8/01/23....................................  3,500,000      3,558,170
 Florida HFA,
 General Mortgage, Refunding, Series A, 6.40%, 6/01/24 ...................................................  3,700,000      3,954,967
 Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17..............................................  4,980,000      5,258,780
 Homeownership Revenue, Series G-1, GNMA Secured, 7.80%, 9/01/10 .........................................    560,000        590,694
 Homeownership Revenue, Series G-1, GNMA Secured, 8.30%, 6/01/20 .........................................    245,000        253,271
 Homeownership Revenue, Series G-1, GNMA Secured, 7.90%, 3/01/22 .........................................  2,905,000      3,079,765
 MF Housing, Citrus Meadows Apartments Project, Series Q, GNMA Secured, 7.65%, 6/20/31 ...................  4,000,000      4,096,920
 Florida HFA, (cont.)
 MF Housing, Driftwood Terrace Project, Series I, 7.65%, 12/20/31.........................................$ 3,445,000    $ 3,594,616
 MFHR, Refunding, Series A, 6.95%, 10/01/21...............................................................  2,900,000      3,010,954
 Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37.............................................  5,000,000      5,146,150
 Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37...........................................  2,000,000      2,059,800
 Riverfront Apartments, Series A, AMBAC Insured, 6.25%, 4/01/37...........................................  1,300,000      1,394,601
 Florida HFC Revenue, Housing Grand Savannah Club Apartments, Series A, FSA Insured, 5.45%, 3/01/30 ......  3,400,000      3,458,106
 Florida Housing Finance Authority, SFMR, Series A, FHA Insured, 8.60%, 7/01/16 ..........................    340,000        341,697
 Florida State Board of Education Capital Outlay, Public Education,
 Refunding, Series A, 7.25%, 6/01/23 .....................................................................  8,775,000      9,409,345
 Series A, 5.875%, 6/01/16................................................................................  4,500,000      4,830,480
 Series A, 5.25%, 6/01/22.................................................................................  2,750,000      2,803,845
 Series B, 5.875%, 6/01/24................................................................................  8,990,000      9,675,667
 Series B, 5.875%, 6/01/25................................................................................  7,000,000      7,533,890
 Series F, FGIC Insured, 5.50%, 6/01/26................................................................... 10,000,000     10,458,000
 Florida State Community Services Corp., Walton County Water and Sewer Revenue,
 South Walton County Regional Utilities,  7.00%, 3/01/18..................................................  2,550,000      2,853,246
 Florida State Correctional Privatization Commission COP, Correctional Facility Bay Project,
 MBIA Insured, 6.00%, 8/01/15.............................................................................  6,000,000      6,600,600
 Florida State Department of Corrections COP, Okeechobee Correctional Facility,
 AMBAC Insured, 6.25%, 3/01/15 ...........................................................................  2,960,000      3,318,190
 Florida State Department of General Services,
 Board of Finance Division, Department of Natural Resources Revenues, AMBAC Insured,
 Pre-Refunded, 6.75%, 7/01/13.............................................................................  3,000,000      3,291,450
 Facilities Management Division, Revenue, Facilities Pool, Refunding, Series B,
 AMBAC Insured, 5.70%, 9/01/20............................................................................  7,000,000      7,409,430
 Florida State Department of Transportation, Right of Way, 5.375%, 7/01/26 ...............................  5,000,000      5,139,300
 Florida State GO, Pre-Refunded, 7.375%, 7/01/19 .........................................................  3,715,000      3,905,914
 Florida State Mid-Bay Bridge Authority Revenue,
 ETM, Series A, 6.875%, 10/01/22..........................................................................  6,000,000      7,564,560
 Exchangeable, Series A, 5.95%, 10/01/13.................................................................. 13,505,000     14,379,314
 Exchangeable, Series A, 6.05%, 10/01/22..................................................................  7,000,000      7,380,450
 Exchangeable, Series D, 6.10%, 10/01/22.................................................................. 11,100,000     11,751,903
 Series A, 8.00%, 10/01/06................................................................................  2,600,000      2,923,492
 Series A, 7.50%, 10/01/17................................................................................ 14,250,000     15,820,493
 Florida State Turnpike Authority Revenue, Department of Transportation, Series A,
 AMBAC Insured, Pre-Refunded, 7.125%, 7/01/18 ............................................................  8,780,000      9,720,514
 FGIC Insured, 5.50%, 7/01/21............................................................................. 17,350,000     17,950,310
 FGIC Insured, 5.625%, 7/01/25............................................................................  7,000,000      7,330,750
 Pre-Refunded, 7.75%, 7/01/09.............................................................................  2,375,000      2,504,248
 Gainesville Utility System Revenue,
 Series B, 6.00%, 10/01/17................................................................................  3,500,000      3,702,790
 Sub-Series A, AMBAC Insured, Pre-Refunded, 7.25%, 10/01/13 ..............................................  1,600,000      1,636,608
 Gainesville Utility Systems, Series A, 5.20%, 10/01/26 ..................................................  7,590,000      7,690,719
 Gateway Services District Revenue, Transportation Roadway Service Charges, 8.75%, 5/01/14 ...............  8,675,000      9,755,038
 Gulf Breeze Local Government Loan Program Revenue, FGIC Insured, 7.75%, 12/01/15 ........................  2,000,000      2,134,900
 Hialeah Florida Housing Authority Revenue, Affordable Housing Program,
 Refunding, GNMA Insured, 5.30%, 12/20/18 ................................................................  1,240,000      1,271,285
 Hillsborough County Aviation Authority Revenue,
 Special Purpose, Delta Airlines, Inc., Refunding, 7.75%, 1/01/24......................................... 14,945,000     15,755,617
 Tampa International Airport, Series A, FGIC Insured, 6.90%, 10/01/11.....................................  4,490,000      4,730,529
 Tampa International Airport, Series A, FGIC Insured, Pre-Refunded, 6.90%, 10/01/11 ......................  3,510,000      3,703,787
 Tampa International Airport, Series B, FGIC Insured, 5.875%, 10/01/23....................................  5,730,000      6,216,305
 Hillsborough County Capital Improvement Revenue, County Center Project, Second Series, Pre-Refunded,
 6.625%, 7/01/12..........................................................................................  8,300,000      9,233,335
 6.75%, 7/01/22...........................................................................................  1,250,000      1,396,063
 Hillsborough County IDA Revenue, Colonial Penn Insurance Project, 7.35%, 8/01/13.........................  5,300,000      5,847,225
 Hillsborough County Port District Revenue, Tampa Port Authority, Pre-Refunded, 8.25%, 6/01/09............  3,000,000      3,345,000
 Hillsborough County School Board COP,
 Master Lease Program, Series A, MBIA Insured, 5.25%, 7/01/22............................................. 22,000,000     22,406,340
 MBIA Insured, Pre-Refunded, 6.00%, 7/01/12 ..............................................................  9,500,000     10,602,855
 MBIA Insured, Pre-Refunded, 6.00%, 7/01/14 ..............................................................  5,500,000      6,138,495
 Hillsborough County Utilities Revenue, Refunding,
 Series A, 6.625%, 8/01/11................................................................................$10,400,000   $ 11,149,320
 Series A, 7.00%, 8/01/14.................................................................................  5,515,000      6,009,199
 Series A, 6.50%, 8/01/16.................................................................................  3,000,000      3,217,110
 Series B, 6.50%, 8/01/16.................................................................................  1,000,000      1,072,370
 Indian River County Hospital District, Revenue, Refunding, FSA Insured, 5.70%, 10/01/15..................  1,000,000      1,079,500
 Jacksonville Capital Improvement Revenue Certificates, Gator Bowl Project, 5.875%, 10/01/25..............  5,000,000      5,373,550
 Jacksonville Electric Authority Revenue, Water and Sewer, Series B, FGIC Insured, 5.40%, 10/01/20........  3,000,000      3,093,210
 Jacksonville Health Facilities Authority, Hospital Revenue,
 Baptist Medical Center Project, Refunding, Series A, MBIA Insured, Pre-Refunded, 7.30%, 6/01/19..........  2,500,000      2,619,275
 Riverside Hospital Project, Refunding, Pre-Refunded, 7.625%, 10/01/13....................................  8,480,000      9,007,965
 Jacksonville Hospital Revenue, University Medical Center, Inc. Project,
 Connie Lee Insured, 6.60%, 2/01/21.......................................................................  1,750,000      1,915,988
 Jupiter Sales Tax Revenue, Series 1990, Pre-Refunded, 7.40%, 9/01/20.....................................  1,000,000      1,088,690
 Kissimmee Water and Sewer Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/15.............................  5,000,000      5,416,350
 Lakeland Electric and Water Revenue,
 5.50%, 10/01/26.......................................................................................... 10,700,000     11,248,803
 5.625%, 10/01/36......................................................................................... 11,670,000     12,422,015
 Refunding & Improvement, Senior Series B, 5.625%, 10/01/19............................................... 12,800,000     13,516,544
 Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured, 6.00%, 10/01/17.......  4,500,000      4,918,905
 Lee County Capital Bonds, Refunding, Series A, MBIA Insured, 7.30%, 10/01/07.............................  1,000,000      1,058,310
 Lee County Hospital Revenue, Board of Directors, Lee Memorial Health Systems,
 Series A, MBIA Insured, 5.875%, 4/01/24 ................................................................. 18,000,000     19,357,560
 Lee County IDA Revenue, Bonita Springs Sewer Project, Asset Guaranty, Insured,
 7.20%, 11/01/11..........................................................................................  5,000,000      5,470,800
 7.25%, 11/01/20..........................................................................................  2,000,000      2,185,040
 Lee County Local Option Gas Tax Revenue, FGIC Insured, 5.75%, 10/01/20...................................  2,575,000      2,751,233
 Lee County Solid Waste System Revenue, Series A, MBIA Insured, 7.00%,
 10/01/04.................................................................................................  1,945,000      2,146,755
 10/01/05.................................................................................................  1,175,000      1,300,854
 10/01/06.................................................................................................  1,305,000      1,442,769
 10/01/11.................................................................................................  4,600,000      5,104,068
 Lee County Transportation Facilities Revenue, MBIA Insured, 5.75%,
 10/01/22.................................................................................................  4,500,000      4,794,345
 10/01/27.................................................................................................  5,900,000      6,290,403
 Leesburg Hospital Revenue, Capital Improvement, Leesburg Regional Medical Center Project,
 Refunding, Series A, 6.125%, 7/01/18 ....................................................................  7,000,000      7,456,260
 Series A, Pre-Refunded, 7.375%, 7/01/11..................................................................  1,250,000      1,423,575
 Series A, Pre-Refunded, 7.50%, 7/01/21...................................................................  2,115,000      2,417,995
 Leesburg Utilities Revenue, Refunding, FGIC Insured, 7.60%, 10/01/09.....................................    500,000        511,570
 Leon HFA, SFMR, Series A, GNMA Secured, 7.30%, 4/01/21...................................................    800,000        841,912
 Manatee County HFA, SFMR, Series A, GNMA Secured,
 8.10%, 11/01/20..........................................................................................    875,000        901,548
 6.85%, 11/01/23..........................................................................................  4,320,000      4,566,326
 Manatee County IDR, Manatee Hospital and Health Systems, Inc.,
 ETM, 8.25%, 3/01/01 .....................................................................................    900,000        950,310
 Pre-Refunded, 9.25%, 3/01/21 ............................................................................  6,700,000      7,679,741
 Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21.............................  5,575,000      6,364,810
 Martin County Construction, Utilities System Revenue, Refunding and Improvement, FGIC Insured,
  6.00%, 10/01/24 ........................................................................................  4,000,000      4,365,640
 Martin County PCR, Power and Light Co. Project, Refunding, MBIA Insured, 7.30%, 7/01/20.................. 14,500,000     15,625,345
 Martin County Utilities System Revenue, Refunding, FGIC Insured, 5.00%, 10/01/24.........................  2,000,000      1,997,020
 Miami Beach Special Obligation, Subordinated, ETM, FGIC Insured, 7.375%, 12/01/08........................  2,000,000      2,122,080
 Miami Health Facilities Authority Revenue, Mercy Hospital Project, Refunding,
 8.125%, 8/01/11..........................................................................................    250,000        255,625
 Series A, Pre-Refunded, 7.35%, 8/01/15 ..................................................................  7,500,000      7,903,800
 Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, 6.75%, 10/01/25.........................  6,500,000      7,416,175
 Nassau County PCR, ITT Rayonier, Inc. Project, Refunding, 6.25%, 6/01/10.................................  5,000,000      5,343,300
 North Broward Hospital District Revenue, Refunding and Improvement, MBIA Insured,
 5.375%, 1/15/24 ......................................................................................... 10,710,000     11,013,736
 5.75%, 1/15/27........................................................................................... 14,370,000     15,254,330
 North Miami Health Facilities Authority Revenue, Catholic Health Services Obligation Group, 6.00%,
 8/15/16..................................................................................................$ 2,000,000    $ 2,148,720
 8/15/24..................................................................................................  1,750,000      1,871,660
 North Port Utilities Revenue, FGIC Insured, Pre-Refunded, 6.25%, 10/01/22................................  1,500,000      1,659,075
 Northern Palm Beach County Water Control District, Unit Development No. 31, Project 2,
 6.75%, 11/01/07..........................................................................................    725,000        778,164
 6.625%, 11/01/13.........................................................................................  1,470,000      1,562,786
 Orange County Capital Improvement Revenue,
 Series A, MBIA Insured, 7.70%, 10/01/18..................................................................    170,000        173,898
 Series A, MBIA Insured, Pre-Refunded, 7.70%, 10/01/18 ...................................................     30,000         30,697
 Series B, MBIA Insured, Pre-Refunded, 7.70%, 10/01/18 ...................................................    180,000        184,180
 Orange County Health Facilities Authority Revenue,
 Adventist/Sunbelt, Series A, AMBAC Insured, 6.875%, 11/15/15 ............................................  1,000,000      1,101,820
 Adventist/Sunbelt, Series A, FSA Insured, 7.00%, 11/15/14 ...............................................  3,000,000      3,170,880
 Orlando Regional Healthcare, Crossover Refunding, Series A, MBIA Insured, 6.00%, 11/01/24 ...............  1,000,000      1,078,840
 Orange County HFA Revenue,
 Refunding, Series A, GNMA Secured, FGIC Insured, 7.60%, 1/01/24..........................................  4,730,000      4,991,049
 Series A, GNMA Secured, 7.75%, 11/01/12 .................................................................  1,595,000      1,663,011
 Series A, GNMA Secured, 7.375%, 9/01/24 .................................................................    410,000        435,756
 Series D, GNMA Secured, 7.80%, 10/01/22 .................................................................    625,000        656,206
 Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 ................................  5,050,000      5,529,902
 Orange County Sales Tax Revenue, FGIC Insured, 5.125%, 1/01/28 ..........................................  2,500,000      2,522,600
 Orange County Tourist Development Tax Revenue,
 AMBAC Insured, Pre-Refunded, 7.25%, 10/01/10 ............................................................  3,000,000      3,268,500
 Refunding, MBIA Insured, 5.125%, 10/01/20................................................................ 10,000,000     10,168,900
 Series B, MBIA Insured, 6.00%, 10/01/24.................................................................. 24,675,000     26,930,542
 Orlando and Orange County Expressway Authority Revenue,
 Jr. Lien, FGIC Insured, 5.00%, 7/01/28 .................................................................. 10,000,000      9,937,900
 Senior Lien, ETM, AMBAC Insured, 7.625%, 7/01/18 ........................................................    265,000        280,781
 Orlando Community RDA, Tax Increment Revenue, Series A,
 6.50%, 10/01/11..........................................................................................  2,155,000      2,317,013
 6.75%, 10/01/16..........................................................................................  2,585,000      2,800,072
 Orlando Waste Water Systems Revenue, Refunding, Series C, AMBAC Insured,
 5.15%, 10/01/13..........................................................................................  3,410,000      3,555,505
 5.20%, 10/01/14..........................................................................................  2,740,000      2,836,092
 Osceola County Gas Tax Revenue, Refunding & Improvement, FGIC Insured, 6.00%, 4/01/13 ...................  3,500,000      3,816,085
 Osceola County IDA Revenue, Community Provider Pooled Loan Program,
 Series A, FSA Insured, 7.75%, 7/01/10....................................................................  4,634,000      5,012,876
 Series C, FSA Insured, 7.60%, 7/01/10....................................................................    795,000        854,991
 Pace Property Finance Authority, Inc., Utility Systems Revenue, Refunding and Improvement,
 AMBAC Insured, 6.125%, 9/01/07...........................................................................    270,000        283,964
 AMBAC Insured, 6.25%, 9/01/13............................................................................    685,000        728,696
 Pre-Refunded, 6.125%, 9/01/07............................................................................    730,000        777,012
 Pre-Refunded, 6.25%, 9/01/13.............................................................................  1,860,000      1,986,071
 Pre-Refunded, 6.125%, 9/01/17............................................................................    840,000        894,096
 Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured,
 6.00%, 6/01/15...........................................................................................  5,000,000      5,490,400
 Pre-Refunded, 7.25%, 6/01/11.............................................................................  6,950,000      7,496,618
 Palm Beach County HFA, MFR Housing, Windsor Park Apartment Project, Series A, 5.90%, 6/01/38.............  1,000,000      1,026,330
 Palm Beach County HFA, SFM Power Revenue,
 Series A, GNMA Secured, 7.70%, 3/01/22 ..................................................................  6,585,000      6,906,150
 Series B, GNMA Secured, 7.60%, 3/01/23 ..................................................................  4,580,000      4,842,388
 Palm Beach County IDR, Lourdes-Noreen McKeen Residence, Geriatric Care, Inc.,
 6.55%, 12/01/16..........................................................................................  1,755,000      1,927,569
 6.625%, 12/01/26.........................................................................................  4,000,000      4,447,360
 Palm Beach County Solid Waste Authority Revenue, Refunding, BIG Insured,
 7.40%, 12/01/05..........................................................................................    535,000        550,948
 Pre-Refunded, 7.40%, 12/01/05............................................................................  1,965,000      2,022,869
cPalm Beach County Solid Waste, IDR, Okeelanta Power and Light Co. Project, Series A,
 6.50%, 2/15/09........................................................................................... $3,600,000    $ 2,808,000
 6.70%, 2/15/15........................................................................................... 11,700,000      9,126,000
 Pensacola Airport Revenue, Series A, MBIA Insured, 5.75%, 10/01/27.......................................  5,615,000      6,014,058
 Pensacola-Westwood Homes Development Corp. Revenue, Mortgage Loan,
  Refunding, Section B, FHA Insured, 6.40%, 7/15/23.......................................................    985,000      1,027,434
 Pinellas County HFA, SFHR, Multi-County Program,
 Series A-1, FNMA/GNMA Insured, 5.30%, 9/01/30............................................................  1,500,000      1,516,965
 Series C-1, FNMA/GNMA Insured, 5.45%, 9/1/29.............................................................  1,765,000      1,785,368
 Pinellas County HFA, SFMR,
 Multi-County Program, Series B, GNMA Secured, 6.875%, 8/01/10............................................  1,245,000      1,314,197
 Multi-County Program, Series B, GNMA Secured, 7.375%, 2/01/24............................................  4,910,000      5,194,191
 Series A, GNMA Secured, 7.30%, 8/01/22 ..................................................................  1,640,000      1,718,917
 Series A, GNMA Secured, 7.75%, 8/01/23 ..................................................................  1,550,000      1,636,459
 Pinellas County PCR, Power and Light Co., Refunding, 7.20%, 12/01/14..................................... 12,200,000     13,335,942
 Plantation Health Facilities Authority Revenue,
 Covenant Retirement Community, Inc., Pre-Refunded, 7.625%, 12/01/12......................................  1,500,000      1,740,675
 Covenant Retirement Community, Inc., Pre-Refunded, 7.75%, 12/01/22.......................................  3,000,000      3,495,870
 Covenant Village of Florida, Inc., Refunding, 5.125%, 12/01/22 ..........................................    750,000        749,423
 Polk County HFA, Refunding, Series A, GNMA Secured, 7.15%, 9/01/23 ......................................  2,035,000      2,154,658
 Polk County IDA Revenue, Solid Waste Disposal Facility, Tampa Electric Co. Project, 5.85%, 12/01/30...... 20,500,000     21,730,000
 Port Everglades Authority, Port Improvement Revenue,
 Refunding, Series A, Pre-Refunded, 7.50%, 9/01/12........................................................ 18,050,000     19,094,734
 ETM, Series 1986, 7.50%, 11/01/06........................................................................    575,000        674,941
 Port St. Lucie Utilities Revenue, Refunding and Improvement, Series A, MBIA Insured, 5.125%, 9/01/27..... 15,640,000     15,816,888
 Santa Rosa County Health Facilities Authority Revenue, Gulf Breeze Hospital, Inc.,
 Refunding, Pre-Refunded, 8.70%, 10/01/14.................................................................    520,000        532,475
 Refunding, 8.60%, 10/01/02...............................................................................     25,000         25,559
 Series A, 6.20%, 10/01/14................................................................................ 14,350,000     15,216,166
 Santa Rosa County IDR Refunding, Holley Navarre Water System Project, 6.75%, 5/01/24.....................  4,290,000      4,700,639
 Sarasota County Solid Waste System Revenue, AMBAC Insured, 5.50%, 10/01/16...............................  6,250,000      6,601,188
 Sarasota County Utilities System Revenue, FGIC Insured,
 5.75%, 10/01/27.......................................................................................... 18,000,000     19,211,940
 Refunding, Series A, 5.25%, 10/01/25 ....................................................................  9,000,000      9,197,460
 Seminole County Sales Tax Revenue, MBIA Insured, 5.80%, 10/01/26.........................................  5,000,000      5,360,400
 Seminole County School Board COP,
 Series A, MBIA Insured, Pre-Refunded, 6.125%, 7/01/14 ...................................................  1,150,000      1,290,898
 Series B, MBIA Insured, Pre-Refunded, 6.50%, 7/01/21.....................................................  5,000,000      5,683,450
 South Broward Hospital District, Revenue, Refunding, MBIA Insured, 5.25%, 5/01/21........................  5,000,000      5,079,200
 South Florida Water Management District, Special Obligation, Land
  Acquisition Bonds, AMBAC Insured, 6.00%, 10/01/15.......................................................  1,000,000      1,088,250
 South Indian River Water Control District, Refunding, Series C, Pre-Refunded, 7.50%, 10/01/06 ...........  3,000,000      3,069,090
 St. Johns County IDA Revenue, Professional Golf Hall of Fame Project, MBIA Insured, 5.80%, 9/01/16 ......  4,660,000      5,027,255
 St. Johns County Water and Sewer Revenue, Series B-1, FGIC Insured, 7.00%, 6/01/11.......................  2,995,000      3,050,018
 St. Lucie County Solid Waste Disposal Revenue, Power and Light Co. Project, 7.15%, 2/01/23...............  7,500,000      8,085,450
 St. Lucie, West, Services District, Capital Improvement Revenue, Lake Charles Project, 7.50%, 2/01/00 ...  3,485,000      3,539,401
 St. Petersburg Health Facilities Authority Revenue, Allegany Health System,
 Series A, MBIA Insured, Pre-Refunded, 7.00%, 12/01/15 ................................................... 10,500,000     11,711,805
 St. Mary, Series B, Pre-Refunded, 7.75%, 12/01/15........................................................  8,630,000      9,240,745
 Sunrise Lakes Recreation District, Phase 4,
 Refunding, AMBAC Insured, 5.25%, 8/01/24 ................................................................  4,320,000      4,406,789
 Series A, Pre-Refunded, 6.75%, 8/01/15...................................................................  3,080,000      3,603,107
 Series A, Pre-Refunded, 6.75%, 8/01/24...................................................................  6,120,000      7,159,421
 Sunrise Special Tax District No. 1, Refunding, 6.375%,
 11/01/08.................................................................................................  3,485,000      3,729,438
 11/01/21................................................................................................. 12,390,000     13,198,448
 Sunrise Utilities System Revenue, Series A, AMBAC Insured,
 Pre-Refunded, 5.75%, 10/01/16............................................................................  1,780,000      1,980,001
 Pre-Refunded, 5.90%, 10/01/18............................................................................  4,230,000      4,748,387
 Pre-Refunded, 5.75%, 10/01/21............................................................................  3,000,000      3,337,080
 Pre-Refunded, 5.75%, 10/01/26............................................................................ 10,000,000     11,087,300
 Sunrise Utility System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ...............................$ 2,550,000    $ 2,617,320
 Tallahassee Consolidated Utility System Revenue, Series 1994, 6.20%, 10/01/19 ...........................  3,400,000      3,725,278
 Tampa Allegheny Health System Revenue, St. Joseph, MBIA Insured, Pre-Refunded,
 6.75%, 12/01/17..........................................................................................  1,180,000      1,307,263
 6.50%, 12/01/23..........................................................................................  7,000,000      8,046,360
 Tampa Capital Improvement Program Revenue,
 Series A, 8.25%, 10/01/18................................................................................  6,300,000      6,319,845
 Custodial Receipts, Series A, 5.805%, 10/01/18 .......................................................... 31,670,000     31,893,274
 Tampa Guaranteed Entitlement Revenue, Refunding, AMBAC Insured, 7.15%, 10/01/18..........................  2,000,000      2,212,980
 Tampa Occupational License Tax, Refunding, Series B, FGIC Insured, 5.50%, 10/01/27....................... 10,525,000     10,971,050
 Tampa Sports Authority Revenue,
 Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.00%, 10/01/15...............................  1,000,000      1,152,720
 Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.05%, 10/01/20...............................  1,715,000      1,997,083
 Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.10%, 10/01/26...............................  2,695,000      3,199,261
 Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.05%, 10/01/15 .............................  4,250,000      4,775,385
 Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.10%, 10/01/20 .............................  5,160,000      5,812,585
 Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.125%, 10/01/26 ............................  6,800,000      7,669,720
 Tampa Water and Sewer Revenue, Subordinated Lien, Series A, AMBAC Insured,
 7.75%, 10/01/14..........................................................................................    340,000        347,888
 7.25%, 10/01/16..........................................................................................  3,000,000      3,067,590
 Tampa-Hillsborough County, Expressway Authority Revenue, AMBAC Insured, 5.00%, 7/01/22 .................. 11,500,000     11,499,195
 Titusville Water and Sewer Revenue, Refunding,MBIA Insured, 6.20%, 10/01/14..............................  6,000,000      6,675,960
 University Community Hospital Inc., Florida Hospital Revenue, Refunding, FSA Insured, Pre-Refunded,
 7.375%, 9/01/07..........................................................................................  5,000,000      5,446,150
 7.50%, 9/01/11...........................................................................................  5,000,000      5,458,050
 Venice Health Care Revenue, Bon Secours Health System Project, MBIA Insured, 5.625%, 8/15/26 ............  6,000,000      6,319,860
 Viera East Community Development District,
 Special Assessment, 7.50%, 5/01/03 ......................................................................  1,730,000      1,844,786
 Special Assessment, 8.50%, 5/01/04 ......................................................................  3,245,000      3,645,758
 Special Assessment, 8.625%, 5/01/14 ..................................................................... 10,640,000     12,008,198
 Special Assessment, Pre-Refunded, 7.50%, 5/01/12.........................................................  5,225,000      5,957,075
 Special Assessment, Refunding, 6.30%, 5/01/26............................................................  7,355,000      8,057,035
 Special Assessment, Refunding, Series A, 6.00%, 5/01/14.................................................. 11,295,000     11,803,727
 Special Assessment, Series B, 6.75%, 5/01/14 ............................................................  7,490,000      7,814,766
 Special Assessment, Water Management, Refunding, Series A, 6.50%, 5/01/22................................ 11,340,000     11,885,567
 Special Assessment, Water Management, Series B, 6.50%, 5/01/05 ..........................................    465,000        480,447
 Special Assessment, Water Management, Series B, 6.50%, 5/01/22 ..........................................  4,580,000      4,732,010
 Water and Sewer Revenue, 7.875%, 5/01/03.................................................................  2,950,000      3,128,682
 Water and Sewer Revenue, 6.75%, 5/01/09..................................................................  2,850,000      3,012,194
 Village Center Community Development District Recreational Revenue, Refunding,
 Series A, MBIA Insured, 5.00%, 11/01/21 .................................................................  2,000,000      2,001,560
 Village Community Development, District No. 2, Special Assessment Revenue,
 MBIA Insured, 5.20%, 5/01/19.............................................................................  1,720,000      1,756,103
 Volusia County Educational Facility Authority Revenue, Embry-Riddle Aeronautical
  University, Connie Lee Insured, 6.625%, 10/15/22 .......................................................    500,000        555,005
 Volusia County Health Facilities Authority Revenue, Hospital Facilities,
 Memorial Health Systems Project, AMBAC Insured,
  5.50%, 11/15/26 ........................................................................................  9,770,000     10,121,134
 West Lake Community Development District, Special Assessment, MBIA Insured, 5.75%, 5/01/17 ..............  1,970,000      2,122,577
 West Palm Beach Utilities System Revenue, MBIA Insured, 5.75%, 10/01/27..................................  3,000,000      3,161,820
 Westgate/Belvedere Homes Community RDA Revenue, Series 1992,
 6.50%, 11/01/09..........................................................................................    410,000        432,730
 6.60%, 11/01/17..........................................................................................  1,410,000      1,483,870
                                                                                                                      --------------
 Total Bonds (Cost $1,527,194,874)........................................................................             1,645,294,586
                                                                                                                      --------------
 Zero Coupon Bonds 4.3%
 Broward County Water and Sewer Utility Revenue, Refunding, Series A, AMBAC Insured,10/01/08 .............  3,670,000      2,390,344
 Dade County Guaranteed Entitlement Revenue, Capital Appreciation,
 AMBAC Insured, Pre-Refunded, 8/01/18 .................................................................... 17,020,000      5,004,050
 Florida HFC Revenue, Deferred Interest, Homeowner Mortgage,
 Series 1, MBIA Insured, 7/01/17..........................................................................  3,445,000      1,251,741
 Series 2, MBIA Insured, 1/01/29.......................................................................... 47,400,000      8,794,122
 Florida State Mid-Bay Bridge Authority Revenue, Series A, AMBAC Insured,
 10/1/25..................................................................................................$ 9,845,000    $ 2,394,599
 10/1/26..................................................................................................  2,500,000        571,250
 Lakeland Electric and Water Revenue, Capital Appreciation,10/01/14 ......................................  5,770,000      2,632,908
 Miami-Dade County, Special Obligation,
 Sub-Series B, MBIA Insured,10/1/36.......................................................................  5,635,000        720,490
 Sub-Series C, MBIA Insured,10/1/28.......................................................................  8,305,000      1,672,543
 Port Everglades Authority, Port Improvement Revenue,
 Capital Appreciation, 9/01/10............................................................................ 24,525,000     13,436,756
 ETM, Capital Appreciation, 9/01/10 ...................................................................... 25,475,000     14,677,930
 Refunding, Series A, 9/1/02.............................................................................. 10,575,000      8,859,734
 Refunding, Series A, 9/1/03 .............................................................................  9,075,000      7,255,825
 Refunding, Series A, 9/1/04..............................................................................  3,550,000      2,687,101
 Sarasota Special Obligated Revenue, Refunding, AMBAC Insured,
 11/1/09..................................................................................................  1,365,000        837,031
 11/1/12..................................................................................................  1,780,000        915,595
 11/1/15..................................................................................................  2,180,000        951,460
                                                                                                                      --------------
 Total Zero Coupon Bonds (Cost $63,437,834) ..............................................................                75,053,479
                                                                                                                      --------------
 Total Long Term Investments (Cost $1,590,632,708) .......................................................             1,720,348,065
                                                                                                                      --------------
aShort-term Investments .6%
 Dade County IDA, Dolphins Stadium Project, Series A, Weekly VRDN and Put, 3.25%, 1/01/16.................    800,000        800,000
 Dade County IDA, PCR, Power and Light Co. Project, Refunding, Daily VRDN and Put, 3.20%, 4/01/20 ........  1,300,000      1,300,000
 Dade County Water and Sewer System Revenue, FGIC Insured, Weekly VRDN and Put, 3.15%, 10/05/22...........    700,000        700,000
 Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, Daily VRDN and Put, 3.20%, 5/15/18 .    100,000        100,000
 Manatee County PCR, Power and Light Co. Project, Refunding, Daily VRDN and Put, 3.35%, 9/01/24 ..........    600,000        600,000
 Martin County, PCR, Power and Light Co. Project, Refunding, Daily VRDN and Put, 3.35%, 9/01/24 ..........  3,300,000      3,300,000
 Pinellas County Health Facilities Authority Revenue, DATES, Pooled Hospital Loan Program,
 Refunding, Daily VRDN and Put,
  3.35%, 12/01/15.........................................................................................  1,200,000      1,200,000
 Saint Lucie County PCR, Power and Light Co. Project, Refunding, Daily VRDN and Put,
 3.35%, 1/01/26...........................................................................................  1,800,000      1,800,000
 3.20%, 3/01/27...........................................................................................  1,400,000      1,400,000
                                                                                                                      --------------
 Total Short-term Investments (Cost $11,200,000) .........................................................                11,200,000
                                                                                                                      --------------
 Total Investments (Cost $1,601,832,708) 98.3% ...........................................................             1,731,548,065
 Other Assets, less Liabilities 1.7% .....................................................................                29,102,549
                                                                                                                      --------------
                                                                                                                      $1,760,650,614
                                                                                                                      ==============

See glossary of terms on page 113.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
c See Note 6 regarding defaulted securities.



FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Georgia Tax-Free Income Fund
                                                             Six Months Ended
                                                              August 31, 1998               Year Ended February 28,
CLASS I                                                        (UNAUDITED)       1998       1997        19961      1995        1994
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period....................           $12.12     $11.86     $11.88      $11.54     $12.00      $11.85
                                                        --------------------------------------------------------------------------
Income from investment operations:
 Net investment income..................................              .31        .63        .65         .66        .66         .66
 Net realized and unrealized gains (losses).............              .06        .27       (.02)        .34       (.46)        .15
                                                        --------------------------------------------------------------------------
Total from investment operations........................              .37        .90        .63        1.00        .20         .81
                                                        --------------------------------------------------------------------------
Less distributions from:
 Net investment income..................................             (.31)3     (.64)2     (.65)       (.66)      (.66)       (.66)
 Net realized gains.....................................             (.02)        --         --          --         --          --
                                                        ---------------------------------------------------------------------------
Total distributions.....................................             (.33)      (.64)      (.65)       (.66)      (.66)       (.66)
                                                        ---------------------------------------------------------------------------
Net asset value, end of period..........................           $12.16     $12.12     $11.86      $11.88     $11.54      $12.00
                                                        ===========================================================================
Total return*...........................................             3.08%      7.75%      5.47%       8.90%      1.87%       6.77%
Ratios/supplemental data
Net assets, end of period (000's).......................         $160,934   $149,642   $139,903    $130,380   $116,771    $120,882
Ratios to average net assets:
 Expenses...............................................              .76%**     .76%       .75%        .77%       .76%        .69%
 Net investment income..................................             5.06%**    5.28%      5.49%       5.58%      5.76%       5.48%
Portfolio turnover rate.................................             7.14%     14.77%     17.47%      10.98%     36.17%      16.75%


CLASS II
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period....................           $12.19     $11.92     $11.92      $11.57
                                                        ---------------------------------------------------
Income from investment operations:
 Net investment income..................................              .27        .57        .58         .50
 Net realized and unrealized gains (losses).............              .07        .27       (.01)        .34
                                                        ---------------------------------------------------
Total from investment operations........................              .34        .84        .57         .84
                                                        ---------------------------------------------------
Less distributions from:
 Net investment income..................................             (.28)4     (.57)      (.57)       (.49)
 Net realized gains.....................................             (.02)     --         --          --
                                                        ------------------------------------------------
Total distributions.....................................             (.30)      (.57)      (.57)       (.49)
                                                        ----------------------------------------------------
Net asset value, end of period..........................           $12.23     $12.19     $11.92      $11.92
                                                        ===================================================
Total return*...........................................             2.78%      7.19%      4.97%       7.40%

Ratios/supplemental data
Net assets, end of period (000's).......................          $14,233     $9,107     $4,484      $1,335

Ratios to average net assets:
 Expenses...............................................             1.30%**    1.32%      1.32%       1.34%**
 Net investment income..................................             4.50%**    4.72%      4.87%       5.04%**
Portfolio turnover rate.................................             7.14%     14.77%     17.47%      10.98%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. 2Includes distributions in excess of net investment income in the amount of $.001.
3Includes distributions in excess of net investment income in the amount of $.006.
4Includes distributions in excess of net investment income in the amount of $.005.


FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1998 (unaudited)
                                                                                                               PRINCIPAL
  Franklin Georgia Tax-Free Income Fund                                                                         AMOUNT         VALUE
  a Long Term Investments 95.2%
 Albany-Dougherty County Hospital Authority Revenue, Anticipation Certificates,
  Series B, AMBAC Insured, Pre-Refunded,

  7.50%, 9/01/10 .......................................................................................... $ 500,000      $ 545,805
 Atlanta Airport Facilities Revenue, Series B, AMBAC Insured, 6.00%, 1/01/21............................... 1,100,000      1,170,180
 Atlanta and Fulton Counties Recreation Authority Revenue, Downtown Arena
 Public Improvement Project, Refunding, Series A,
  MBIA Insured, 5.375%,
 12/01/21.................................................................................................. 3,000,000      3,105,030
 12/01/26.................................................................................................. 1,500,000      1,547,460
 Atlanta COP, Pretrial Detention Center, MBIA Insured, 6.25%,
 12/01/11.................................................................................................. 1,000,000      1,096,450
 12/01/17.................................................................................................. 3,800,000      4,124,634
 Atlanta Downtown Development Authority Revenue, Underground Atlanta Project, Refunding, 6.25%, 10/01/16 .. 2,000,000      2,150,700
 Atlanta GO, Series A, 6.125%, 12/01/23 ................................................................... 6,000,000      6,612,600
 Atlanta HDC, Mortgage Revenue, Oakland City/West, Refunding, Series A, FHA Insured, 6.375%, 3/01/23 ...... 1,480,000      1,567,512
 Atlanta Special Purpose Facilities Revenue, Delta Air Lines, Inc. Project, Series B, 7.90%, 12/01/18 ..... 3,500,000      3,707,445
 Atlanta Urban Residential Finance Authority,
 MFHR, Defoors Ferry Manor Project, 5.90%, 10/01/18........................................................ 1,700,000      1,808,817
 MFHR, Fulton Cotton Mill, 6.00%, 5/20/17.................................................................. 1,045,000      1,114,681
 MFHR, Fulton Cotton Mill, 6.125%, 5/20/27................................................................. 1,575,000      1,677,375
 SFMR, GNMA Secured, 8.25%, 10/01/21.......................................................................    60,000         61,623
 Atlanta Water and Sewer Revenue,
 FGIC Insured, 5.25%, 1/01/27.............................................................................. 1,900,000      1,931,673
 Second Subordinated Lien, FGIC Insured, 5.375%, 1/01/20 .................................................. 1,000,000      1,030,700
 Baldwin County Georgia Hospital Authority Revenue, Oconee Regional Medical Center,
 5.25%, 12/01/22 .......................................................................................... 2,000,000      1,962,180
 5.375%, 12/01/28 ......................................................................................... 1,000,000        990,320
 Barnesville Water and Sewer Revenue, Refunding, 6.85%, 9/01/17............................................ 1,000,000      1,087,970
 Brunswick and Glynn County Development Authority Revenue,
 Georgia Pacific Project, Refunding, 5.55%, 3/01/26 ....................................................... 3,900,000      3,942,588
 Burke County Development Authority, PCR, Georgia Power Co., Plant Vogtle, Refunding,
 First Series, 6.10%, 4/01/25.............................................................................. 1,000,000      1,037,420
 First Series, MBIA Insured, 6.60%, 7/01/24 ...............................................................10,000,000     10,391,600
 Chatham County Hospital Authority Revenue, Memorial Medical Center,
 Refunding & Improvement, Series A, AMBAC Insured,
  5.70%, 1/01/19 .......................................................................................... 1,000,000      1,060,000
 Cherokee County Water and Sewage Authority Revenue,
 FGIC Insured, 5.00%, 08/01/27............................................................................. 2,000,000      2,005,260
 Refunding, MBIA Insured, 6.90%, 8/01/18................................................................... 1,595,000      1,737,274
 Clayton County Development Authority, Special Facility Revenue,
 Delta Air Lines, Inc. Project, Refunding, 7.625%, 1/01/20................................................. 1,400,000      1,481,102
 Clayton County Hospital Authority Revenue, Anticipation Certificates,
 Southern Regional Medical Center, MBIA Insured, Pre-Refunded,
  7.00%, 8/01/13 .......................................................................................... 2,400,000      2,654,784
 Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured, 5.70%, 7/01/23......................... 1,000,000      1,042,600
 Cobb County, Kennestone Hospital Authority Revenue, ETM, Series A, MBIA Insured, 7.75%, 2/01/07...........   100,000        115,932
 Commerce, City of, Combined Public Utility Revenue, Refunding & Improvement,
 AMBAC Insured, Pre-Refunded, 7.50%, 12/01/20 .............................................................   100,000        106,775
 Conyers Water and Sewer Revenue, ETM, Series A, AMBAC Insured, 6.60%, 7/01/15 ............................ 1,000,000      1,104,030
 Coweta County Association, County Commissioners of Georgia Leasing Program,
 MBIA Insured, Pre-Refunded, 7.00%, 12/01/10...............................................................   750,000        791,775
 Dade County Water and Sewer Authority Revenue, Refunding,
  FGIC Insured, Pre-Refunded, 7.60%, 7/01/15...............................................................   300,000        315,963
 Dekalb County Housing Authority, SFMR, GNMA Secured, 7.70%, 2/01/24.......................................   360,000        382,874
 Douglas County Housing Authority, MFR, Millwood Park Apartments, FNMA Insured, 5.45%, 1/01/18............. 1,880,000      1,913,671
 Downtown Smyrna Development Authority Revenue, Refunding & Improvement, 5.15%, 2/01/16....................   550,000        576,505
 Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek,
 Refunding, Series A, MBIA Insured, 6.50%, 7/01/24.........................................................   935,000        984,592
 Fulco Hospital Authority Revenue, Anticipation Certificates, Health System,
 Catholic Health East, Series A, MBIA Insured,  5.00%, 11/15/28 ........................................... 4,000,000      3,975,000
 Fulton County Building Authority Revenue,
 Human Resources and Government Facilities Program, 7.10%, 1/01/15.........................................   750,000        809,573
 Judicial Center Facilities Project, Refunding, 6.50%, 1/01/15 ............................................ 1,000,000      1,058,710
 Fulton County, Development Authority Facilities Revenue, Delta Airlines
  Incorporated Project, 5.45%, 5/01/23   .................................................................. 1,805,000      1,815,704
 Fulton Dekalb Hospital Authority Revenue, Grady Memorial Hospital Project,
  Series A, AMBAC Insured, Pre-Refunded, 7.25%, 1/01/20.................................................... 1,480,000      1,577,147
 Gainesville and Hall County Hospital Authority Revenue, Anticipation Certificates,
 Northeast Georgia Health Care Project, Refunding,
 MBIA Insured, 5.75%, 10/01/17.............................................................................   210,000        224,692
 MBIA Insured, 6.00%, 10/01/25 ............................................................................   750,000        811,800
 Series B, MBIA Insured, 7.20%, 10/01/20 ..................................................................   455,000        465,224
 Georgia Municipal Electric Power Authority Revenue,
   Refunding, Series R, Pre-Refunded, 7.40%, 1/01/25 ...................................................... $ 800,000      $ 826,032
   Series A, Pre-Refunded, 7.40%, 1/01/25 .................................................................   400,000        413,016
   Series S, Pre-Refunded, 7.25%, 1/01/09..................................................................   100,000        103,205
   Series W, 6.60%, 1/01/18 ............................................................................... 1,000,000      1,212,150
 Georgia State HFA,
 Homeownership Opportunity Program, Series A-1, 6.75%, 6/01/17............................................. 2,895,000      3,107,725
 Homeownership Opportunity Program, Series C, 6.60%, 12/01/23.............................................. 1,995,000      2,138,999
 MFMR, Club Candlewood Project, FSA Insured, Pre-Refunded, 7.15%, 1/01/25 ................................. 1,000,000      1,193,780
 MFR, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27................................. 1,000,000      1,063,380
 SFMR, Refunding, Series A, 6.60%, 12/01/23................................................................   560,000        600,242
 SFMR, Series B, Sub-Series B-2, 6.15%, 12/01/28 .......................................................... 1,000,000      1,069,440
 SFMR, Sub-Series B-2, 5.85%, 12/01/28 .................................................................... 3,000,000      3,136,080
 Georgia State Residential Finance Authority, Homeownership Mortgage,
 Convertible Loans, Series B, Sub-Series B-1, 7.50%, 6/01/17...............................................   205,000        218,335
 Series B, Sub-Series B-1, FHA/VA Insured, 7.00%, 12/01/12.................................................   920,000        988,108
 Series E, Sub-Series E-1, FHA Insured, 7.50%, 6/01/17.....................................................   350,000        372,155
 Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured, 6.00%, 10/01/23 .............. 3,300,000      3,810,147
 Houston County School District, Intergovernmental Contract Trust, MBIA Insured, 6.00%, 3/01/14 ........... 2,000,000      2,177,960
 La Grange Water and Sewerage Revenue, Pre-Refunded, 7.375%, 1/01/12....................................... 1,000,000      1,066,570
 Liberty County IDR, Leconte Property, Inc. Project, Refunding, 7.875%, 12/01/14...........................   850,000        923,610
 Marietta Development Authority Revenue, Life College, First Mortgage,
 Series A, FSA Insured, 5.75%, 9/01/14..................................................................... 1,800,000      1,935,972
 Series A, FSA Insured, 5.95%, 9/01/19..................................................................... 1,000,000      1,076,390
 Series B, FSA Insured, 5.75%, 9/01/14.....................................................................   800,000        860,432
 Series B, FSA Insured, 5.80%, 9/01/19..................................................................... 1,100,000      1,172,138
 Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue,
 Second Indenture, Refunding, Series A, MBIA Insured, 5.625%, 7/01/20...................................... 2,670,000      2,823,632
 Second Indenture, Series B, MBIA Insured, 5.10%, 7/01/20 ................................................. 1,000,000      1,010,560
 Series A, MBIA Insured, Pre-Refunded, 6.90%, 7/01/20 ..................................................... 5,930,000      6,892,973
 Series L, Pre-Refunded, 7.20%, 7/01/10....................................................................   250,000        262,388
 Monroe County Development Authority, PCR,
 Georgia Power Co., Refunding, AMBAC Insured, 6.25%, 7/01/19............................................... 1,000,000      1,040,770
 Georgia Power Co., Scherer Project, Senior Lien, First Series, 5.75%, 9/01/23............................. 1,000,000      1,021,250
 Oglethorpe Power Co., Scherer Project, Refunding, Series A, 6.80%, 1/01/12 ............................... 1,500,000      1,766,685
 Municipal Electric Authority, Project One, Sub-Series A, MBIA Insured, 5.375%, 1/01/19.................... 4,820,000      4,940,596
 Paulding County Water and Sewer Revenue, AMBAC Insured, 5.80%, 12/01/16...................................   500,000        537,710
 Peachtree City Water and Sewer Authority, Sewer Systems Revenue, Series A, 5.60%, 3/01/27................. 3,000,000      3,183,330
 Pike County School District, Refunding, AMBAC Insured, 5.70%, 2/01/16..................................... 1,000,000      1,116,690
 Polk County Water Authority, Water and Sewerage Revenue, Refunding, MBIA Insured, 7.00%, 12/01/15.........   100,000        105,226
 Private Colleges and Universities Authority Revenue, Emory University Project, Series A, 5.00%, 11/01/24.. 2,250,000      2,246,580
 Puerto Rico Commonwealth Highway Authority Revenue, Refunding, Series R, 7.15%, 7/01/00...................   230,000        243,214
 Puerto Rico Commonwealth Infrastructure Financing Authority,
 Special Tax Revenue, Unrefunded Balance, Series A,
 7.90%, 7/01/07............................................................................................    15,000         15,494
 7.50%, 7/01/09............................................................................................     5,000          5,113
 Puerto Rico Electric Power Authority Revenue,
 Refunding, Series N, 7.125%, 7/01/14......................................................................    50,000         52,247
 Refunding, Series N, Pre-Refunded, 7.125%, 7/01/14 .......................................................   130,000        135,896
 Refunding, Series U, 6.00%, 7/01/14 ...................................................................... 1,000,000      1,082,380
 Series O, 7.125%, 7/01/14 ................................................................................   165,000        172,413
 Series O, Pre-Refunded, 7.125%, 7/01/14 ..................................................................   235,000        245,657
 Series T, 6.00%, 7/01/16.................................................................................. 1,000,000      1,081,850
 Puerto Rico Industrial, Medical and Environmental Facilities,
 PCFA Revenue, Baxter Travenol Labs, Inc., Series A, 8.00%, 9/01/12........................................   200,000        206,600
 Richmond County Board of Education, MBIA Insured, 5.95%, 11/01/26.........................................   770,000        772,580
 Richmond County Development Authority, Solid Waste Disposal Revenue,
 International Paper Co. Project, 5.80%, 12/01/20.......................................................... 1,500,000      1,599,465
 Savannah EDA, IDR, Hershey Foods Corp. Project, Refunding, 6.60%, 6/01/12 ................................ 1,000,000      1,099,030
 Savannah Hospital Authority Revenue, St. Joseph's Hospital Project, Refunding, 6.20%, 7/01/23............. 3,000,000      3,193,080
 Savannah Port Authority PCR, Union Carbide Plastic Co., Inc., Refunding, 7.55%, 8/01/04 .................. 4,600,000      4,629,486
 St. Mary's Housing Authority MFMR,
 Cumberland Oaks Apartments, Refunding, Series A, FNMA Secured, 7.375%, 9/01/22 ........................... $ 500,000      $ 530,750
 Pine Apartments, Series C, FNMA Secured, 7.375%, 4/01/22..................................................   700,000        726,635
 Tift County School District, MBIA Insured, 6.125%, 2/01/15................................................ 2,330,000      2,437,297
 Upper Oconee Basin Water Authority Revenue, FGIC Insured, 5.25%, 7/01/27.................................. 3,000,000      3,052,710
 Virgin Islands Public Finance Authority Revenue, Refunding, Senior Lien, Series A,
 5.40%, 10/01/12 ..........................................................................................   850,000        872,745
 5.50%, 10/01/22 .......................................................................................... 1,200,000      1,216,872
 5.625%, 10/01/25 ......................................................................................... 1,530,000      1,564,271
 Walker, Dade and Catoosa County Hospital Authority Revenue,
 Anticipation Certificates, Series A, FGIC Insured, Pre-Refunded,
 7.00%, 10/01/10 .......................................................................................... 1,500,000      1,666,229
 Walton County Water and Sewer Authority Revenue,
 Refunding & Improvement, MBIA Insured, 6.00%, 2/01/21..................................................... 2,000,000      2,182,799
 White County IDA Revenue, Clark Schwebel Fiber Glass, Refunding, 6.85%, 6/01/10 .......................... 1,780,000      1,927,597
                                                                                                                     ---------------
 Total Long Term Investments (Cost $156,569,738) ..........................................................              166,802,416
                                                                                                                     ---------------
aShort Term Investments 3.1%
 Bartow County Development Authority, PCR, Georgia Power Co., Bowen,
 First Series, Daily VRDN and Put, 3.25%, 6/01/23 .........................................................   300,000        300,000
 Burke County Development Authority, PCR, Georgia Power Co., Vogtle,
 1st Series, Daily VRDN and Put, 3.25%, 4/01/32............................................................   500,000        500,000
 4th Series, Daily VRDN and Put, 3.25%, 9/01/25............................................................ 1,800,000      1,800,000
 5th Series, Daily VRDN and Put, 3.30%, 7/01/24............................................................ 1,000,000      1,000,000
 Hapeville Development Authority, IDR, Hapeville Hotel Ltd., Daily VRDN and Put, 3.25%, 11/01/15...........   200,000        200,000
 Heard County Development Authority, PCR, Georgia Power Co., Plant Wansley,
  Daily VRDN and Put, 3.25%, 9/01/29....................................................................... 1,000,000      1,000,000
 Putnam County Development Authority, PCR, Georgia Power Co., Plant Branch,
 First Series, Daily VRDN and Put, 3.25%, 6/01/23..........................................................   600,000        600,000
                                                                                                                     ---------------
 Total Short Term Investments (Cost $5,400,000) ...........................................................                5,400,000
                                                                                                                     ---------------
 Total Investments (Cost $161,969,738) 98.3%...............................................................              172,202,416
 Other Assets, less Liabilities 1.7% ......................................................................                2,964,956
                                                                                                                     ---------------
 Net Assets 100.0% ........................................................................................             $175,167,372
                                                                                                                     ===============
See glossary of terms on page 113.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Kentucky Tax-Free Income Fund
                                                            Six Months Ended
                                                             August 31, 1998               Year Ended February 28,
                                                              (UNAUDITED)       1998       1997        1996       1995        1994
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.....................         $11.45     $11.05     $11.04      $10.54     $11.18      $11.05
                                                         ------------------------------------------------------------------------
Income from investment operations:
 Net investment income...................................            .30        .61        .61         .62        .61         .63
 Net realized and unrealized gains (losses)..............            .10        .40        .01         .50       (.62)        .16
                                                         ------------------------------------------------------------------------
Total from investment operations.........................            .40       1.01        .62        1.12      (0.01)        .79
                                                         ------------------------------------------------------------------------
Less distributions from net investment income............           (.30)      (.61)      (.61)       (.62)      (.63)       (.66)
                                                         ------------------------------------------------------------------------
Net asset value, end of period...........................         $11.55     $11.45     $11.05      $11.04     $10.54      $11.18
                                                         ========================================================================
Total return*............................................           3.56%      9.38%      5.86%      10.73%       .11%       7.07%
Ratios/supplemental data
Net assets, end of period (000's)........................        $60,609    $54,211    $44,289     $38,991    $32,831     $28,057
Ratios to average net assets:
 Expenses................................................            .35%**     .35%       .34%        .33%       .29%      --
 Expenses excluding waiver and payments by affiliate.....            .81%**     .81%       .81%        .82%       .80%        .71%
 Net investment income...................................           5.23%**    5.40%      5.63%       5.65%      5.94%       5.73%
Portfolio turnover rate..................................           7.51%     26.61%     24.81%      31.89%     32.92%      13.22%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1998 (unaudited)
                                                                                                              PRINCIPAL
  Franklin Kentucky Tax-Free Income Fund                                                                       AMOUNT         VALUE
aLong Term Investments 95.1%
 Ashland PCR, Ashland Oil, Inc. Project, Refunding, 6.65%, 8/01/09.......................................  $ 700,000      $ 759,101
 Ashland Solid Waste Revenue, Ashland Oil, Inc. Project, 7.20%, 10/01/20 ................................  1,000,000      1,083,940
 Boone County PCR, Collateralized, Dayton Power and Light Co., Refunding, Series A, 6.50%, 11/15/22......    710,000        777,805
 Carroll County PCR, Collateralized, Kentucky Utilities Co. Project, Series B, 6.25%, 2/01/18 ...........    325,000        346,132
 Christian County Hospital Revenue, Jennie Stuart Medical Center, Series A, 6.00%, 7/01/17...............  1,000,000      1,068,010
 Danville Multi-City Lease Revenue,
 Campbellsville, Series B, MBIA Insured, 6.15%, 7/01/12 .................................................  1,500,000      1,657,635
 Housing Authority, Jefferson County, 6.50%, 2/01/12 ....................................................    125,000        133,241
 Shelbyville, Series H, MBIA Insured, 6.70%, 7/01/11 ....................................................    100,000        110,791
 Daviess County Hospital Revenue, Odch, Inc., Series A, MBIA Insured, 6.25%,
 8/01/12 ................................................................................................    100,000        107,925
 8/01/22 ................................................................................................    210,000        225,857
 Daviess County Public Improvement Corp. Revenue, First Mortgage,
 Court Facilities Project, Refunding, Series A, 5.70%, 10/01/14..........................................    545,000        580,523
 Eastern University Revenues, Consolidated Educational Building,
 Series Q, AMBAC Insured, 6.40%, 5/01/08.................................................................    100,000        108,227
 Elizabethtown Public Properties Holding, Inc. Revenue, First Mortgage,
 Administrative Office of the Courts, Judicial Facilities Project,
  MBIA Insured, 5.20%, 4/01/22...........................................................................  2,000,000      2,031,920
 Fulton County Industrial Building Revenue, H.I.S. Income Project, 7.50%, 2/01/10........................    500,000        521,475
 Greater Kentucky Housing Assistance Corp. Projects, Mortgage Revenue,
 Refunding, Series A, MBIA Insured, 6.10%, 1/01/24 ......................................................  2,000,000      2,074,260
 Guam Airport Authority Revenue, Refunding, Series A, 6.50%, 10/01/23 ...................................    400,000        434,136
 Guam Power Authority Revenue, Series A, 6.30%, 10/01/22 ................................................    225,000        239,337
 Hancock County Solid Waste Disposal Revenue, Willamette Industries, Inc. Project, 6.60%, 5/01/26........  1,000,000      1,108,330
 Hopkins County Hospital Revenue, Trover Clinic Foundation, Inc., MBIA Insured, 6.625%, 11/15/11.........    125,000        136,521
 Jefferson County Capital Projects Corp., Leasehold Revenue, MBIA Insured, 5.375%, 6/01/22 ..............  2,000,000      2,059,920
 Jefferson County Health Facilities Revenue,
 Jewish Hospital Health Care Services, Inc., AMBAC Insured, 6.50%, 5/01/15 ..............................    750,000        815,993
 Jewish Hospital Health Care Services, Inc., AMBAC Insured, 6.55%, 5/01/22 ..............................    720,000        781,999
 Jewish Hospital Health Care Services, Inc., Refunding, AMBAC Insured, 5.75%, 1/01/26 ...................  2,000,000      2,129,660
 University Medical Center, Inc. Project, MBIA Insured, 5.50%, 7/01/17...................................  1,500,000      1,582,380
 Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%, 11/15/11 ....................  1,945,000      2,070,783
 Jefferson County PCR,
 DuPont, Series A, 6.30%, 7/01/12........................................................................    450,000        497,943
 Louisville Gas and Electric Co. Project, Refunding, Series A, 7.45%, 6/15/15............................    100,000        107,502
 Kenton County Airport Board Revenue,
 Cincinnati/Northern Kentucky International Airport, Series B, MBIA Insured, 5.75%, 3/01/13 .............  1,230,000      1,334,673
 Special Facilities, Delta Airlines Project, Series A, 7.50%, 2/01/20 ...................................    445,000        490,230
 Special Facilities, Delta Airlines Project, Series A, 7.125%, 2/01/21...................................    325,000        353,704
 Special Facilities, Delta Airlines Project, Series B, 7.25%, 2/01/22....................................    445,000        487,506
 Kenton County Water District No. 001, Waterworks Revenue,
 Refunding, FGIC Insured, Pre-Refunded, 6.375%, 2/01/17..................................................    155,000        171,370
 Series A, MBIA Insured, 5.80%, 2/01/15..................................................................    500,000        537,830
 Series B, FGIC Insured, 5.70%, 2/01/20 .................................................................    500,000        530,345
 Kentucky Development Finance Authority, Hospital Revenue, Refunding and
  Improvement, St. Elizabeth Medical Center, Series A,
  FGIC Insured, 6.00%, 11/01/10 .........................................................................    750,000        787,485
 Kentucky Economic Development Financing Authority,
 Catholic Health, Refunding and Improvement, Series A, 5.00%, 12/01/18 ..................................  2,000,000      1,979,760
 Hospital Facilities Revenue, St. Elizabeth Medical Center Project,
 Series A, FGIC Insured, 6.00%, 12/01/22.................................................................    625,000        669,100
 Hospital Systems Revenue, Appalachian Regional, Refunding and Improvement, 5.875%, 10/01/22.............  2,000,000      2,080,900
 Medical Center Revenue, Ashland Hospital Corp., Refunding and Improvement,
 Series A, FSA Insured, 6.125%, 2/01/12 .................................................................    500,000        541,000
 Kentucky HFC Revenue,
 Refunding, Series A, 6.375%, 7/01/28 ...................................................................  1,500,000      1,604,355
 Series B, 6.25%, 7/01/28 ...............................................................................  1,280,000      1,372,006
 Series C, FHA Insured, 6.40%, 1/01/17...................................................................  1,375,000      1,486,705
 SFMR, FHA/VA, Series D, 7.45%, 1/01/23..................................................................    100,000        105,888
 SFMR, Series A, 6.60%, 7/01/11..........................................................................     40,000         42,704
 SFMR, Series B, 6.60%, 7/01/11..........................................................................    150,000        160,142
 Kentucky Infrastructure Authority Revenue, Revolving Fund Program,
 Series J, 6.375%, 6/01/14...............................................................................    500,000        560,445
 Wastewater Revolving Fund Program, Series D, 5.75%, 6/01/15 ............................................    300,000        319,473
 Kentucky State Development Finance Authority Revenue, Sisters of Charity
 of Nazareth Health Corp., Refunding, Pre-Refunded,
  6.75%, 11/01/12........................................................................................  $ 100,000      $ 110,257
 Kentucky State Property and Buildings Commission Revenue, Project No. 56, 6.00%, 9/01/14 ...............    700,000        757,274
 Lexington-Fayette Urban County Government Revenue,
  University of Kentucky Library Project, MBIA Insured, Pre-Refunded,
 6.625%, 11/01/13........................................................................................    500,000        575,875
 6.75%, 11/01/24.........................................................................................    750,000        868,875
 Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drain System Revenue,
 Refunding, Series A, AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 .......................................    300,000        347,778
 Refunding, Series B, MBIA Insured, 5.30%, 5/15/18 ......................................................  1,000,000      1,024,550
 Series A, FGIC Insured, 5.00%, 5/15/30 .................................................................  1,000,000        998,350
 Series A, MBIA Insured, 5.50%, 5/15/21..................................................................    500,000        520,905
 Louisville and Jefferson County, Regional Airport Authority,
  Airport Systems Revenue, MBIA Insured, 5.00%, 7/01/25..................................................  1,500,000      1,480,260
 Madison County Utility District Revenue, Refunding, FSA Insured, 5.20%, 2/01/22.........................  1,000,000      1,015,220
 McCracken County Hospital Revenue, Mercy Health System,
 Refunding, Series A, MBIA Insured, 6.40%, 11/01/07......................................................    500,000        563,960
 Pendleton Multi-County Association Trust, Lease Revenue, Series A, 6.50%, 3/01/19 ......................  1,050,000      1,154,496
 Puerto Rico Commonwealth GO, Pre-Refunded, 6.45%, 7/01/17...............................................    430,000        490,578
 Puerto Rico Industrial, Medical and Environmental Facilities, PCFA,
 Special Facilities, American Airlines, Series A, 6.45%, 12/01/25........................................  1,480,000      1,630,412
 Russell Health System Revenue, 7/01/15,
 8.10%...................................................................................................    205,000        248,513
 Our Lady of Bellefonte, Refunding, 5.50%................................................................  1,800,000      1,847,196
 Pre-Refunded, 8.10%.....................................................................................    145,000        183,360
 Russellville Housing Authority, MFR, Northfield Manor Project, GNMA Secured, 5.65%, 4/20/34 ............  1,455,000      1,495,071
 Shelbyville COP, Water and Sewer Project, Refunding and Improvement,
 Series A, MBIA Insured, 5.15%, 7/01/18 .................................................................  1,000,000      1,014,090
 Somerset Water Project Revenue, MBIA Insured, 6.40%, 12/01/06 ..........................................    100,000        102,660
 Virgin Islands Public Finance Authority Revenue, Refunding,
  Senior Lien Fund Loan Notes, Series A, 5.625%, 10/01/25................................................  2,000,000      2,044,800
                                                                                                                     --------------
 Total Long Term Investments (Cost $53,821,004) .........................................................                57,641,447
                                                                                                                     --------------
aShort Term Investments 3.1%
 Ashland PCR, Ashland Oil Inc. Project, Weekly VRDN and Put, 3.20%, 4/01/09 .............................  1,000,000      1,000,000
 Kentucky Development Financing Authority Revenue, Pooled Loan Program,
  Series A, FGIC Insured, Weekly VRDN and Put,
  3.25%, 12/01/15........................................................................................    850,000        850,000
'                                                                                                                     --------------
 Total Short Term Investments (Cost $1,850,000)..........................................................                 1,850,000
                                                                                                                     --------------
 Total Investments (Cost $55,671,004) 98.2% .............................................................                59,491,447
 Other Assets, less Liabilities 1.8%.....................................................................                 1,117,214
                                                                                                                     --------------
 Net Assets 100.0%.......................................................................................               $60,608,661
                                                                                                                     ==============

See glossary of terms on page 113.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Louisiana Tax-Free Income Fund
                                                               Six Months Ended
                                                                August 31, 1998               Year Ended February 28,
CLASS I                                                          (UNAUDITED)   1998       1997        19961      1995        1994
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.......................        $11.61     $11.32     $11.32      $11.03     $11.56      $11.57
                                                           -----------------------------------------------------------------------
Income from investment operations:
 Net investment income.....................................           .30        .63        .65         .66        .66         .67
 Net realized and unrealized gains (losses)................           .05        .30      --            .28       (.55)       (.01)
                                                           -----------------------------------------------------------------------
Total from investment operations...........................           .35        .93        .65         .94        .11         .66
                                                           -----------------------------------------------------------------------
Less distributions from net investment income..............          (.31)      (.64)      (.65)       (.65)      (.64)       (.67)
                                                           -----------------------------------------------------------------------
Net asset value, end of period.............................        $11.65     $11.61     $11.32      $11.32     $11.03      $11.56
                                                           =======================================================================
Total return*..............................................          3.09%      8.46%      5.94%       8.75%      1.14%       5.63%
Ratios/supplemental data
Net assets, end of period (000's)..........................      $148,022   $134,922   $112,981    $107,461   $104,980    $115,971
Ratios to average net assets:
 Expenses..................................................           .74%**     .76%       .76%        .78%       .75%        .68%
 Net investment income.....................................          5.22%**    5.50%      5.76%       5.89%      5.98%       5.70%
Portfolio turnover rate....................................          9.50%     15.26%     13.68%       5.23%     32.28%      17.63%

Class II
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.......................        $11.68     $11.37     $11.37      $11.01
                                                           ------------------------------------------------
Income from investment operations:
 Net investment income.....................................           .27        .57        .58         .49
 Net realized and unrealized gains.........................           .05        .32      --            .35
                                                           ------------------------------------------------
Total from investment operations...........................           .32        .89        .58         .84
                                                           ------------------------------------------------
Less distributions from net investment income..............          (.28)      (.58)      (.58)       (.48)
                                                           -------------------------------------------------
Net asset value, end of period.............................        $11.72     $11.68     $11.37      $11.37
                                                           ================================================
Total return*..............................................          2.78%      8.02%      5.27%       7.76%
Ratios/supplemental data
Net assets, end of period (000's)..........................        $7,906     $4,469     $3,004      $1,438
Ratios to average net assets:
 Expenses..................................................          1.30%**    1.32%      1.33%       1.35%**
 Net investment income.....................................          4.64%**    4.95%      5.29%       5.27%**
Portfolio turnover rate....................................          9.50%     15.26%     13.68%       5.23%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1998 (unaudited)
                                                                                                               PRINCIPAL
  Franklin Louisiana Tax-Free Income Fund                                                                       AMOUNT         VALUE
   bLong Term Investments 98.4%
    Bonds 96.9%
 Ascension Parish Sales and Use Tax, Gravity Drainage District No. 1, Pre-Refunded, 7.25%,
 12/01/06.................................................................................................  $ 300,000      $ 317,415
 12/01/07.................................................................................................    300,000        317,415
 12/01/08.................................................................................................    200,000        211,610
 Bastrop, Inc., IDB, PCR, International Paper Co. Project, Refunding, 6.90%, 3/01/07......................    500,000        546,110
 Baton Rouge Public Improvement, Sales and Use Tax Revenue, AMBAC Insured, 7.00%, 8/01/08 ................    150,000        157,206
 Bossier City Louisiana Public Improvement Sales and Use Tax Revenue, FGIC Insured, 5.00%,
 12/01/21.................................................................................................  1,875,000      1,852,013
 12/01/22.................................................................................................  1,515,000      1,496,017
 Calcasieu Parish Memorial Hospital Service District Revenue,
 Lake Charles Memorial Hospital Project, Series B, 6.875%, 11/01/12 ......................................    805,000        865,608
 Calcasieu Parish Public Trust Authority,
 Mortgage Revenue, Refunding, Series A, 7.75%, 6/01/12 ...................................................    735,000        784,973
 SFMR, Series A, 6.40%, 4/01/32 ..........................................................................    285,000        305,586
 Denham Spring Livingston Housing and Mortgage Finance Authority, SFHR, ETM, Series A, 7.20%, 8/01/10 ....  1,380,000      1,645,802
 DeSoto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A,
 7.70%, 11/01/18 .........................................................................................  1,500,000      1,769,550
 5.65%, 12/01/21..........................................................................................  1,000,000      1,037,860
 DeSoto Parish GO, School District No. 1, Pre-Refunded, 8.00%, 1/01/09....................................    150,000        152,129
 East Baton Rouge Mortgage Finance Authority,
 MBS, Series A, 7.875%, 8/01/23 ..........................................................................    765,000        804,000
 SF Purchase, Series F, GNMA Secured, 7.875%, 12/01/21....................................................    985,000      1,048,769
 SFM, Refunding, Series A, 6.10%, 10/01/29................................................................    990,000      1,061,567
 East Baton Rouge Parish Public Improvement, Sales and Use Tax, MBIA Insured, Pre-Refunded, 7.25%, 2/01/13    425,000        437,759
 East Baton Rouge Parish Sales and Use Tax, FGIC Insured, 5.90%, 2/01/18..................................    750,000        801,615
 Ernest N Morial, New Orleans Exhibit Hall Authority, Special Tax, Insured MBIA, 5.00%, 7/15/27...........  1,000,000        987,890
 Hammond-Tangipahoa Home Mortgage Authority, Louisiana Revenue,
 University Facilities Incorporated Project, MBIA Insured,
  5.375%, 7/15/15.........................................................................................  1,090,000      1,116,531
 Iberville Parish Consolidated School District No. 005,
 GO, Unlimited Tax, Pre-Refunded, 8.00%, 10/01/04.........................................................    245,000        250,726
 Pre-Refunded, 8.125%, 10/01/08 ..........................................................................    125,000        127,933
 Jefferson Louisiana Sales Tax District, Special Sales Tax Revenue, 5.00%, 12/01/22.......................  3,000,000      2,987,250
 Jefferson Parish Home Mortgage Authority, SFMR, Series A, GNMA Secured, 8.30%, 4/01/20...................     95,000         97,966
 Jefferson Parish School Board, Sales and Use Tax Revenue, ETM, Series A, 7.35%, 2/01/03..................    500,000        510,075
 Lafayette Parish Consolidated School District No. 1, FGIC Insured, Pre-Refunded, 7.70%, 3/01/07..........    400,000        411,956
 Lafayette Public Trust Financing Authority, SFMR,
 ETM, Series A, 7.20%, 4/01/11 ...........................................................................     30,000         36,137
 Refunding, Series A, 8.50%, 11/15/12.....................................................................    253,133        264,641
 Lafourche Parish Home Mortgage Authority, SFMR, ETM, 7.40%, 7/01/10 .....................................     95,000        112,448
 Lake Charles Harbor and Terminal District, Port Facilities Revenue,
 Occidental Petroleum Corp., Refunding, 7.20%, 12/01/20 ..................................................  3,000,000      3,339,450
 Lake Charles Nonprofit HDC, Section 8, Assisted Mortgage Revenue,
 Chateau Project, Refunding, Series A, FSA Insured,
  7.875%, 2/15/25 ........................................................................................    750,000        802,740
 Leesville IDBR, Wal-Mart Stores, Inc. Project, Refunding, 7.10%, 3/01/11 ................................  1,750,000      1,851,990
 Louisiana Housing Finance Agency Mortgage Revenue,
 MF, Refunding, Series A, FHA Insured, 7.00%, 7/01/22.....................................................  2,795,000      2,847,015
 MF, Westview Project, FHA Insured, 7.80%, 4/01/30........................................................    750,000        786,878
 SF, GNMA Secured, 8.30%, 11/01/20 .......................................................................    440,000        449,790
 Louisiana Office Capital Facility Corp., Non-Profit Corp., 7.75%, 12/01/10 ..............................  1,600,000      1,771,504
 Louisiana Public Facilities Authority, Hospital Revenue,
 Franciscan Missionaries, Series C, 5.00%, 7/01/19 .......................................................  4,250,000      4,195,558
 bLouisiana Health Systems Corporation Project, Refunding, FSA Insured, 5.00%, 10/01/22...................  1,000,000        984,820
 Pendleton Memorial Methodist, Refunding, 5.25%, 6/01/28 .................................................  5,000,000      4,765,550
 Womens Hospital Foundation Project, Refunding, FGIC Insured, Pre-Refunded, 8.125%, 10/01/14 .............     65,000         66,525
 Womens Hospital Foundation Project, Refunding, FSA Insured, 5.60%, 10/01/19 .............................  1,500,000      1,552,125
 Louisiana Public Facilities Authority, Lease Revenue, Orleans Parish School
  Board Project, FSA Insured, 5.65%, 6/15/11 .............................................................  1,230,000      1,293,062
 Louisiana Public Facilities Authority Revenue,
 Alton Ochsner Medical Foundation Project, Series C, MBIA Insured, 6.50%, 5/15/22.........................    930,000      1,008,446
 Centenary College Project, 5.90%, 2/01/17................................................................  1,000,000      1,038,560
 Louisiana Public Facilities Authority Revenue, (cont.)
 Dillard University Project, Refunding, AMBAC Insured, 5.00%, 2/01/18 .................................... $2,000,000    $ 2,003,360
 Jefferson Parish EastBank Office, Refunding, FGIC Insured, 7.70%, 8/01/10 ...............................    200,000        209,274
 Loyola University Project, Refunding, MBIA Insured, 5.625%, 10/01/16 ....................................  1,000,000      1,061,370
 MF Housing, One Lakeshore, Refunding, Series A, GNMA Secured, 6.40%, 7/20/20 ............................  1,900,000      2,023,006
 MFHR, Pontchartrain Apartments, Series A, GNMA Secured, 8.375%, 7/20/23 .................................     61,501         64,816
 Mortgage Purchase, HFA, 6.05%, 1/01/26...................................................................  1,200,000      1,264,800
 SFM Purchase, Series C, 8.45%, 12/01/12 .................................................................  1,325,140      1,421,399
 Student Loan, Series A, Sub-Series 3, 7.00%, 9/01/06 ....................................................    955,000      1,015,461
 Tulane University, AMBAC Insured, 6.05%, 10/01/25........................................................  5,500,000      6,046,205
 Tulane, University of Louisiana, Refunding, Series A-1, MBIA Insured, 5.10%, 11/15/21....................  1,000,000      1,007,570
 Xavier, University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/17.........................  1,000,000      1,021,790
 Xavier, University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/27.........................  6,015,000      6,100,293
 Louisiana Stadium and Exposition District, Hotel Occupancy Tax and Stadium Revenue,
 Series A, FGIC Insured, 6.00%, 7/01/16 ..................................................................  5,000,000      5,427,950
 Louisiana State Gas and Fuels Tax Revenue, Series A, 7.25%, 11/15/04 ....................................    500,000        529,260
 Louisiana State Offshore Terminal Authority, Deepwater Port Revenue,
 Loop Inc., First Stage, Refunding, Series B, 7.20%, 9/01/08 .............................................  1,000,000      1,099,460
 Series E, 7.60%, 9/01/10 ................................................................................    480,000        520,421
 Series E, Pre-Refunded, 7.60%, 9/01/10 ..................................................................    520,000        567,044
 Louisiana State University, Agricultural and Mechanical College,
   University Revenues, Auxiliary, MBIA Insured,
 5.00%, 7/01/17...........................................................................................    500,000        502,460
 5.50%, 7/01/26...........................................................................................  1,500,000      1,550,505
 Louisiana State University at Eunice Project, MBIA Insured, 5.00%, 6/01/18...............................  1,025,000      1,024,918
 Mississippi River Bridge Authority Revenue, 6.75%, 11/01/12..............................................  1,050,000      1,159,484
 Natchitoches Parish GO, Consolidated School District No. 7,
 Pre-Refunded, 8.30%, 3/01/10 ............................................................................    125,000        129,100
 Series B, Pre-Refunded, 7.50%, 3/01/09 ..................................................................    230,000        242,353
 Series B, Pre-Refunded, 7.50%, 3/01/10 ..................................................................    235,000        247,622
 New Orleans Aviation Board Revenue, Series B-1, AMBAC Insured, 5.45%, 10/01/27...........................  1,200,000      1,229,028
 New Orleans GO,
 Public Improvement, FGIC Insured, 5.90%, 11/01/25........................................................  1,000,000      1,060,330
 Public Improvement, Series A, AMBAC Insured, 5.125%, 12/01/27............................................  1,000,000      1,004,670
 Public Improvement, Series A, FGIC Insured, 5.50%, 12/01/21..............................................  1,290,000      1,340,104
 Refunding, AMBAC Insured, 6.00%, 9/01/21.................................................................  2,000,000      2,079,200
 New Roads Electric System Revenue, 7.00%, 7/01/17 .......................................................  1,000,000      1,075,550
 Orleans Levee District, GO, Levee Improvement, FSA Insured, 5.95%, 11/01/14 .............................    940,000      1,034,564
 Orleans Parish Louisiana Parishwide School District, GO,
 Series A, FGIC Insured, 5.125%, 9/01/22..................................................................  1,000,000      1,006,350
 Refunding, Series B, FGIC Insured, 5.50%, 9/01/20 .......................................................  1,000,000      1,044,340
 Orleans Parish Parishwide School District, AMBAC Insured, 5.375%, 9/01/21................................  2,000,000      2,048,600
 Orleans Parish School Board, Series 95, FGIC Insured, 5.375%, 9/01/18....................................  1,950,000      1,992,705
 Ouachita Parish Hospital Service Revenue, District No. 1, Glenwood Regional Medical
 Center, Refunding, FSA Insured, 5.75%, 5/15/21...........................................................  2,500,000      2,666,650
 Puerto Rico Commonwealth GO, Series 1990, Pre-Refunded, 7.70%, 7/01/20...................................    500,000        545,560
 Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
 7.90%, 7/01/07...........................................................................................    120,000        123,952
 7.75%, 7/01/08...........................................................................................     50,000         51,138
 Puerto Rico Electric Power Authority Revenue, Refunding, Series N, 7.125%, 7/01/14.......................    560,000        585,161
 Puerto Rico HFC, SFMR, Portfolio No. 1
 Series B, GNMA Secured, 7.65%, 10/15/22 .................................................................    145,000        153,340
 Series C, GNMA Secured, 6.85%, 10/15/23..................................................................    650,000        692,491
 Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue,
  Baxter Travenol Labs, Inc., Series A, 8.00%, 9/01/12 ...................................................    150,000        154,950
 Rapides Parish GO, Consolidated School District No. 52, Pineville, Pre-Refunded, 8.40%, 3/01/03 .........     75,000         76,760
 Rapides Parish Housing and Mortgage Finance Authority, SFM, ETM, 7.25%, 8/01/10 .........................  1,370,000      1,564,485
 Shreveport Airport System Revenue, Series A, FSA Insured, 5.375%, 1/01/28 ...............................  1,000,000      1,017,330
 Shreveport GO, Pre-Refunded, 7.50%, 1/01/09 .............................................................    150,000        151,887
 Shreveport Louisiana Airport Systems Revenue, PFC, Series B, FSA Insured, 5.375%, 1/01/24 ...............  2,000,000      2,034,660
 Shreveport Louisiana Certificate Indebtedness, Refunding, Series A, AMBAC Insured, 5.00%, 10/01/16 ......  1,000,000      1,005,690
 Shreveport Water and Sewer Revenue, Series A, FGIC Insured, 5.95%, 12/01/14.............................. $3,500,000    $ 3,769,605
 St. Bernard Parish Exempt Facilities Revenue, Mobil Oil Corp. Project, 5.90%, 11/01/26 ..................  2,000,000      2,130,400
 St. Bernard Parish Home Mortgage Authority Revenue, SFMR,
 ETM, Series A, FGIC Insured, 7.50%, 9/01/10 .............................................................    435,000        525,584
 Refunding, Series A, 8.00%, 3/25/12 .....................................................................    676,815        741,912
 St. Charles Parish PCR, Louisiana Power and Light Co. Project, 7.50%, 6/01/21 ...........................  2,500,000      2,715,950
 St. Charles Parish Solid Waste Disposal Revenue, Louisiana Power and Light Co. Project,
 7.05%, 4/01/22 ..........................................................................................  1,500,000      1,603,980
 Series A, 7.00%, 12/01/22 ...............................................................................    750,000        822,443
 St. John's Baptist Parish Sales Tax District, 7.30%,
 12/01/08 ................................................................................................    430,000        457,554
 12/01/09 ................................................................................................    275,000        291,821
 St. Mary's Public Trust Financing Authority, SFMR, Refunding, Series A, 7.625%, 3/25/12 .................    187,863        209,412
 St. Tammany's Parish Hospital Service Revenue, District No. 2, Pre-Refunded, 8.00%, 10/01/08.............    125,000        127,920
 St. Tammany's Public Trust Financing Authority, SFMR, ETM, Series A, 7.20%
 7/01/10..................................................................................................    165,000        194,506
 7/01/11..................................................................................................     50,000         60,371
 State Colleges & Universities, Lease Revenue, University of Southwestern
  Louisiana, Cajundome, MBIA Insured, 5.65%, 9/01/26......................................................  4,080,000      4,305,745
 Tangipahoa Parish Hospital Service Revenue, District No. 1, Refunding, AMBAC Insured, 6.25%, 2/01/24 ....  5,500,000      5,947,204
 Ville Platte Utilities Revenue, Refunding, Pre-Refunded, 7.80%, 5/01/02 .................................    205,000        212,602
 Virgin Islands Public Finance Authority Revenue, Senior Lien, Fund Loan Notes,
 Refunding, Series A, 5.50%, 10/01/18 ....................................................................  3,000,000      3,050,190
 West Feliciana Parish PCR, Gulf States Utilities Co. Project,
 7.70%, 12/01/14 .........................................................................................  6,500,000      7,276,880
 Refunding, 8.00%, 12/01/24 ..............................................................................  5,000,000      5,312,400
                                                                                                                      --------------
 Total Bonds (Cost $141,412,341) .........................................................................               151,006,465
                                                                                                                      --------------
 Zero Coupon Bonds 1.5%
 Shreveport Water and Sewer Revenue, Refunding, Series B, FGIC Insured,
 (original accretion rate 7.05%), 12/01/11 (Cost $1,984,614)  ............................................  5,000,000      2,318,900
                                                                                                                      --------------
 Total Long Term Investments (Cost $143,396,955)..........................................................               153,325,365
                                                                                                                      --------------
aShort-term Investments .8%
 Calcasieu Parish Inc., IDB, IDR, Olin Corp. Project, Refunding, Series B,
 Daily VRDN and Put, 3.30%, 2/01/16.......................................................................    800,000        800,000
 Louisiana Public Facilities Authority Revenue, Kenner Hotel, Ltd.,
 Daily VRDN and Put, 3.25%, 12/01/15......................................................................    100,000        100,000
 Louisiana State Offshore Term Authority, Deepwater Port Revenue,
 ACES, Loop Inc., 1st Stage, Refunding, Daily VRDN and Put,  2.50%, 9/01/06 ..............................    200,000        200,000
 Puerto Rico Commonwealth Government Development Bank, EDR,
  Refunding, MBIA Insured, Weekly VRDN and Put, 2.50%, 12/01/15 ..........................................    200,000        200,000
                                                                                                                      --------------
 Total Short-term Investments (Cost $1,300,000) ..........................................................                 1,300,000
                                                                                                                      --------------
 Total Investments (Cost $144,696,955) 99.2%..............................................................               154,625,365
 Other Assets, less Liabilities .8% ......................................................................                 1,302,157
                                                                                                                      --------------
 Net Assets 100.0% .......................................................................................              $155,927,522
                                                                                                                      ==============

See glossary of terms on page 113.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified rates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.



FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Maryland Tax-Free Income Fund
                                                             Six Months Ended
                                                              August 31, 1998               Year Ended February 28,
CLASS I                                                        (UNAUDITED)     1998       1997        19961      1995        1994
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period......................         $11.64     $11.33     $11.38      $10.92     $11.36      $11.27
                                                          ------------------------------------------------------------------------
Income from investment operations:
 Net investment income....................................            .29        .59        .61         .62        .63         .64
 Net realized and unrealized gains (losses)...............            .11        .32       (.03)        .47       (.45)        .09
                                                          ------------------------------------------------------------------------
Total from investment operations..........................            .40        .91        .58        1.09        .18         .73
                                                          ------------------------------------------------------------------------
Less distributions from:
 Net investment income....................................           (.30)3     (.60)2     (.63)       (.63)      (.62)       (.64)
 Net realized gains.......................................           (.01)     --         --          --         --          --
                                                          ------------------------------------------------------------------------
Total distributions.......................................           (.31)      (.60)      (.63)       (.63)      (.62)       (.64)
                                                          ------------------------------------------------------------------------
Net asset value, end of period............................         $11.73     $11.64     $11.33      $11.38     $10.92      $11.36
                                                          ========================================================================
Total return*.............................................           3.49%      8.27%      5.24%      10.18%      1.78%       6.40%
Ratios/supplemental data
Net assets, end of period (000's).........................       $235,219   $213,005   $185,234    $175,078   $153,145    $156,683
Ratios to average net assets:
 Expenses.................................................            .74%**     .74%       .73%        .74%       .73%        .66%
 Net investment income....................................           5.02%**    5.20%      5.42%       5.56%      5.86%       5.58%
Portfolio turnover rate...................................           1.25%      3.19%     12.71%       8.11%     20.30%      18.38%


Class II
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period......................         $11.72     $11.40     $11.44      $10.93
                                                          --------------------------------------------------
Income from investment operations:
 Net investment income....................................            .26        .54        .55         .47
 Net realized and unrealized gains (losses)...............            .11        .31       (.03)        .51
                                                          --------------------------------------------------
Total from investment operations..........................            .37        .85        .52         .98
                                                          --------------------------------------------------
Less distributions from:
 Net investment income....................................           (.26)4     (.53)      (.56)       (.47)
 Net realized gains.......................................           (.01)     --         --          --
                                                          --------------------------------------------------
Total distributions.......................................           (.27)      (.53)      (.56)       (.47)
                                                          --------------------------------------------------
Net asset value, end of period............................         $11.82     $11.72     $11.40      $11.44
                                                          ==================================================
Total return*.............................................           3.26%      7.70%      4.68%       9.06%
Ratios/supplemental data
Net assets, end of period (000's).........................        $14,673    $10,515     $5,084        $913
Ratios to average net assets:
 Expenses.................................................           1.28%**    1.30%      1.27%       1.31%**
 Net investment income....................................           4.46%**    4.63%      4.78%       4.95%**
Portfolio turnover rate...................................           1.25%      3.19%     12.71%       8.11%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. 2Includes distributions in excess of net investment income in the amount of $.005.
3Includes distributions in excess of net investment income in the amount of $.003.
4Includes distributions in excess of net investment income in the amount of $.002.


FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1998 (unaudited)
                                                                                                             PRINCIPAL
  Franklin Maryland Tax-Free Income Fund                                                                      AMOUNT         VALUE
  a Long Term Investments 97.1%
Anne Arundel County GO, Second Issue, 7.75%, 3/15/08...................................................     $ 200,000      $ 208,234
Anne Arundel County Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.00%, 1/01/26................     1,650,000      1,742,367
Anne Arundel County PCR, Baltimore Gas and Electric Co. Project, Refunding, 6.00%, 4/01/24 ............     9,500,000     10,163,670
Baltimore Consolidated Public Improvement, Series A, FGIC Insured, 5.30%,
10/15/15 ..............................................................................................     1,470,000      1,536,532
10/15/17...............................................................................................     1,500,000      1,556,085
Baltimore Convention Center Revenue, FGIC Insured, Pre-Refunded, 6.15%, 9/01/19........................     4,250,000      4,720,815
Baltimore COP, Refunding, Series C, MBIA Insured, 7.25%, 4/01/16.......................................       545,000        582,038
Baltimore County Authority Revenue, Series 1989, 7.20%, 7/01/19 .......................................        90,000         93,800
Baltimore County Mortgage Revenue, Old Orchard Apartments Project, Refunding, Series A, MBIA Insured,
7.00%, 7/01/16 ........................................................................................     1,000,000      1,095,760
7.125%, 1/01/27........................................................................................     3,000,000      3,304,230
Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding, Series A,
6.75%, 8/01/02 ........................................................................................     1,010,000      1,092,871
7.00%, 8/01/11 ........................................................................................     3,225,000      3,584,555
Baltimore GO, Series B, 7.15%, 10/15/08 ...............................................................     1,000,000      1,228,050
Baltimore Maryland COP, Emergency Telecommunication-PH II, Series A, MBIA Insured, 5.00%, 10/01/17.....     2,000,000      2,005,320
Baltimore Maryland Project Revenue, Waste Water Project, Refunding,
   Series B, FGIC Insured, 5.00%, 7/01/28 .............................................................    2,000,000      1,993,700
Baltimore Maryland Project Revenue, Water Project, Refunding, Series A, FGIC Insured, 5.00%, 7/01/18...     1,000,000      1,005,260
Baltimore Port Facilities Revenue, Consolidated Coal Sales, Series A, 6.50%, 10/01/11..................     1,850,000      2,037,738
Baltimore Revenue,
Waste Water Project, Refunding, Series A, FGIC Insured, 5.80%, 7/01/15.................................     5,000,000      5,391,150
Waste Water Project, Refunding, Series A, FGIC Insured, 5.50%, 7/01/26.................................     1,150,000      1,209,869
Water Project, Refunding, Series A, FGIC Insured, 5.50%, 7/01/26.......................................     2,000,000      2,104,120
Bel Air COP, Parking Facilities, FSA Insured, Pre-Refunded, 7.80%, 6/01/10.............................       250,000        257,635
Frederick County College Revenue, Hood College Project, 7.20%, 7/01/09.................................       350,000        371,490
Frederick County EDR, Manekin Frederick Project, Refunding, Series A, 7.50%, 12/01/14 .................       500,000        532,030
Gaithersburg Hospital Facilities Revenue, Shady Grove Hospital, Refunding and Improvement,
FSA Insured, 6.00%, 9/01/21............................................................................     8,000,000      8,659,600
Series A, Pre-Refunded, 8.25%, 9/01/21.................................................................     8,000,000      9,148,960
Harford County Mortgage Revenue, Greenbrier V Apartments Project, Refunding,
  FHA Insured, 6.50%, 11/01/26.........................................................................     3,000,000      3,270,210
Howard County EDR, Refunding, 7.75%, 6/01/12 ..........................................................     1,250,000      1,277,625
Howard County Metropolitan District, Series A, Pre-Refunded, 7.40%, 2/15/18 ...........................       215,000        220,197
Howard County Mortgage Revenue, Normandy Woods III Apartments Project,
 Refunding, Series A, 6.10%, 7/01/25  .................................................................     2,000,000      2,136,960
Kent County College Revenue, Washington College Project, Refunding, 7.70%, 7/01/18 ....................       300,000        313,320
Maryland Environmental Services, COP, Water and Waste Facilities, Series A, 6.70%, 6/01/11 ............     1,900,000      2,044,343
Maryland Local Government Insurance Trust Capitalization Program, Series A, 7.125%, 8/01/09 ...........       650,000        700,167
Maryland State CDA,
Department of Economic and Community Development, SFHR Program, Fourth Series, 7.30%, 4/01/17..........     1,000,000      1,056,330
Department of Housing and Community Development, Infrastructure Financing,
 Series A, AMBAC Insured, Pre-Refunded, 7.25%, 6/01/09 ................................................       130,000        136,154
Department of Housing and Community Development, MFHR Mortgage, Series A, 7.80%, 5/15/32...............       985,000      1,044,425
Department of Housing and Community Development, MFHR Mortgage, Series A, 6.85%, 5/15/33...............     1,800,000      1,919,592
Department of Housing and Community Development, MFHR Mortgage, Series D, 7.70%, 5/15/20...............     1,000,000      1,065,680
Department of Housing and Community Development, MFHR Mortgage, Series E, 7.10%, 5/15/28...............       675,000        714,737
Department of Housing and Community Development, SF Program, 1st Series, 7.40%, 4/01/17................       140,000        144,075
Department of Housing and Community Development, SF Program, 2nd Series, 7.60%, 4/01/23................       570,000        602,633
Department of Housing and Community Development, SF Program, 2nd Series, 7.85%, 4/01/29................       200,000        209,428
Department of Housing and Community Development, SF Program, 3rd Series, 7.375%, 4/01/26...............       300,000        308,259
Department of Housing and Community Development, SF Program, 3rd Series, 7.25%, 4/01/27................     1,435,000      1,514,485
Department of Housing and Community Development, SF Program, 4th Series, 7.375%, 4/01/10...............       995,000      1,044,651
Department of Housing and Community Development, SF Program, 4th Series, 7.45%, 4/01/32................       940,000        989,341
Department of Housing and Community Development, SF Program, 5th Series, 6.85%, 4/01/11................     1,955,000      2,075,291
Maryland State Community Development Administration,
Department of Housing and Community Development, Series B, 5.35%, 9/01/30..............................     3,000,000      3,017,910
MFHR, Department of Economics and Community Development, Series A, 7.375%, 5/15/26.....................       195,000        198,900
MFHR, Department of Housing and Community Development, Series A, 7.50%, 5/15/31........................        30,000         31,209
Maryland State EDC Lease Revenue, Hilton Street Facilities, Series A, 7.00%, 1/01/10...................     1,000,000      1,106,780
Maryland State Energy Financing Administration, Solid Waste Disposal Revenue,
Limited Obligation, Wheelabrator Water Projects,
 6.45%, 12/01/16 ......................................................................................   $ 3,000,000    $ 3,309,150
Maryland State Health and Higher Educational Facilities Authority Revenue,
Anne Arundel Medical Center, FSA Insured, 5.10%, 7/01/18 ..............................................     3,375,000      3,401,629
Doctors Community Hospital, Pre-Refunded, 8.75%, 7/01/12...............................................     1,000,000      1,107,640
Doctors Community Hospital, Pre-Refunded, 8.75%, 7/01/22...............................................       250,000        276,910
Doctors Community Hospital, Refunding, 5.75%, 7/01/13 .................................................     3,000,000      3,097,050
Franklin Square Hospital, MBIA Insured, Pre-Refunded, 7.50%, 7/01/19...................................       150,000        157,860
Hartford Memorial Hospital and Fallston General Hospital, 8.50%, 7/01/14 ..............................        85,000         86,599
Helix Health Issue, 5.00%, 7/01/27.....................................................................    11,000,000     11,008,360
Johns Hopkins Hospital, Refunding, 7.375%, 7/01/09 ....................................................       150,000        153,795
Johns Hopkins Medical Institutions, Parking Facilities, AMBAC Insured, 5.50%, 7/01/26 .................     9,750,000     10,170,323
Johns Hopkins Medicine, MBIA Insured, 5.00%, 7/01/19 ..................................................     3,000,000      3,002,280
Johns Hopkins University, Refunding, 5.625%, 7/01/17...................................................     1,150,000      1,213,388
Junior Lien, Francis Scott Key Facility, Refunding, 5.625%, 7/01/25....................................     2,520,000      2,620,296
Kernan Hospital, Connie Lee Insured, 6.10%, 7/01/24....................................................     1,700,000      1,840,471
Mercy Medical Center Project, Refunding, FSA Insured, 5.75%, 7/01/26...................................     1,500,000      1,599,600
Upper Chesapeake Hospitals, Series A, FSA Insured, 5.375%, 1/01/28 ....................................     4,000,000      4,096,840
Maryland State IDA Financing, EDR, FSA Insured, Pre-Refunded, 7.10%, 7/01/18...........................     1,350,000      1,493,708
Maryland State IDA Revenue Financing, American Center Physics Headquarters, 6.625%, 1/01/17 ...........     6,000,000      6,530,400
Maryland State Stadium Authority,
Lease Revenue, Convention Center Expansion, AMBAC Insured, 5.875%, 12/15/14 ...........................     4,655,000      5,066,595
Sports Facilities Lease Revenue, AMBAC Insured, 5.75%, 3/01/22 ........................................     5,000,000      5,313,800
Sports Facilities Lease Revenue, AMBAC Insured, 5.80%, 3/01/26 ........................................     2,045,000      2,180,399
Sports Facilities Lease Revenue, Series D, 7.60%, 12/15/19 ............................................       500,000        532,085
Maryland State Transportation Facilities Authority Revenue, Refunding, Series 1992, 5.75%, 7/01/13 ....     5,400,000      5,621,076
Maryland Water Quality Financing Administration Revenue, Revolving Loan Fund, Series A, 6.55%, 9/01/14.     1,000,000      1,090,210
Montgomery County Housing Opportunities Commission,
MFHR, Series B, 6.00%, 7/01/37.........................................................................     2,500,000      2,652,175
MFMR, Series A, 7.25%, 7/01/11.........................................................................       430,000        459,244
MFMR, Series A, 7.00%, 7/01/23.........................................................................     2,410,000      2,572,169
SFMR, Series A, 6.80%, 7/01/17.........................................................................     1,940,000      2,046,137
SFMR, Series A, 7.50%, 7/01/17.........................................................................       445,000        468,127
SFMR, Series A, 7.625%, 7/01/17........................................................................        90,000         91,943
Montgomery County Revenue Authority, Golf Course System, Series A, 6.125%, 10/01/22 ...................     1,000,000      1,080,760
Northeast Solid Waste Disposal Authority Revenue, Montgomery County
 Resources Recreation Project, Series A,
6.20%, 7/01/10.........................................................................................     3,100,000      3,357,889
6.30%, 7/01/16.........................................................................................     6,000,000      6,481,380
Ocean City GO, Refunding, MBIA Insured, 5.75%,
3/15/12 ...............................................................................................     1,880,000      2,030,080
3/15/13 ...............................................................................................     1,120,000      1,206,542
3/15/14 ...............................................................................................     1,180,000      1,265,161
Prince George's County COP, Real Estate Acquisition Program II, MBIA Insured, 6.00%, 9/15/14...........     2,050,000      2,243,356
Prince George's County GO, Consolidated Public Improvement, Series A, Pre-Refunded, 7.20%, 2/01/08  ...       130,000        133,263
Prince George's County Hospital Revenue, Dimensions Health Corp., Pre-Refunded, 7.00%, 7/01/22 ........     1,000,000      1,127,570
Prince George's County Housing Authority, MFHR, Emerson House Project, Series A, 7.00%, 4/15/19 .......     5,500,000      5,960,240
Prince George's County Housing Authority Mortgage Revenue, New Keystone
Apartments Project, Refunding, Series A, MBIA Insured,  6.80%, 7/01/25 ................................     2,900,000      3,075,914
Prince George's County IDA Lease Revenue, Upper Marlboro Justice Center Project,
 MBIA Insured, 5.80%, 6/30/14  ........................................................................     2,750,000      2,945,195
Prince George's County Maryland GO, Consolidated Public Improvement, MBIA Insured, 5.00%, 4/15/18......     2,100,000      2,105,397
Prince George's County Parking Authority Revenue, Justice Center
 Facilities Project, Refunding, 6.45%, 5/01/05 ........................................................       500,000        547,060
Prince George's County PCR, Refunding, Potomac Electric Project,
6.00%, 9/01/22 ........................................................................................     1,200,000      1,268,484
6.375%, 1/15/23 .......................................................................................     2,975,000      3,220,497
Puerto Rico Commonwealth GO,
5.50%, 7/01/17.........................................................................................     4,050,000      4,195,881
5.40%, 7/01/25.........................................................................................     1,950,000      2,008,305
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y, 5.50%, 7/01/26........     6,900,000      7,175,655
Puerto Rico Commonwealth Public Improvement, GO, 5.75%, 7/01/17........................................   $ 3,000,000    $ 3,214,560
Puerto Rico Electric Power Authority Revenue, Series AA, MBIA Insured, 5.375%, 7/01/27.................     3,000,000      3,090,420
Rockville Mortgage Revenue, Refunding, Summit Apartments Project,
  Series A, MBIA Insured, 5.70%, 1/01/26...............................................................     1,145,000      1,197,155
University of Maryland, Auxiliary Facilities System and Tuition Revenue, Series A, 5.60%, 4/01/16......     1,000,000      1,047,790
Virgin Islands Public Finance Authority Revenue, Senior Lien, Fund Loan Notes,
 Refunding, Series A, 5.50%,
10/01/14 ..............................................................................................     3,300,000      3,396,788
10/01/18 ..............................................................................................     1,700,000      1,728,441
Washington Suburban Sanitary District, General Construction,
5.25%, 6/01/19 ........................................................................................     1,330,000      1,352,543
Pre-Refunded, 7.25%, 12/01/09 .........................................................................       100,000        102,909
                                                                                                                      --------------
Total Long Term Investments (Cost $226,408,420)........................................................                  242,588,075
                                                                                                                      --------------
aShort-Term Investments 1.5%
Maryland Community Development Administration, MF, Development Revenue,
Avalon Lea Apartments Project, Refunding,
 FNMA Secured, Weekly VRDN and Put, 3.20%, 6/15/26 ....................................................       900,000        900,000
Maryland National Park & Planning Commission, Prince Georges County,
 Bond Anticipation Notes, Park Acquisition & Development,
 Daily VRDN and Put, 3.30%, 8/01/02 ...................................................................       500,000        500,000
Maryland State Health and Higher Educational Facilities Authority Revenue,
 Catholic Health, Series B, Weekly VRDN and Put,  3.25%, 12/01/15 .....................................       400,000        400,000
Maryland State Health and Higher Educational Facilities Authority Revenue,
 Pooled Loan Program, Series A, Weekly VRDN and Put,  3.25%, 4/01/35 ..................................       200,000        200,000
Puerto Rico Commonwealth Highway and Transportation
Authority, Transportation Revenue, Series A, AMBAC Insured,
 Weekly VRDN and Put, 2.75%, 7/01/28 ..................................................................     1,700,000      1,700,000
                                                                                                                      --------------
Total Short-Term Investments (Cost $3,700,000).........................................................                    3,700,000
                                                                                                                      --------------
Total Investments (Cost $230,108,420) 98.6% ...........................................................                  246,288,075
Other Assets, less Liabilities 1.4% ...................................................................                    3,603,316
                                                                                                                      --------------
Net Assets 100.0% .....................................................................................                 $249,891,391
                                                                                                                      ==============

See glossary of terms on page 113.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Missouri Tax-Free Income Fund
                                                             Six Months Ended
                                                              August 31, 1998               Year Ended February 28,
CLASS I                                                        (UNAUDITED)    1998       1997        19961      1995        1994
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.....................         $12.23     $11.83     $11.94      $11.44     $11.94      $11.75
                                                         ------------------------------------------------------------------------
Income from investment operations:
 Net investment income...................................            .31        .64        .65         .65        .65         .66
 Net realized and unrealized gains (losses)..............            .04        .44       (.07)        .49       (.50)        .21
                                                         ------------------------------------------------------------------------
Total from investment operations.........................            .35       1.08        .58        1.14        .15         .87
                                                         ------------------------------------------------------------------------
Less distributions from:
 Net investment income...................................           (.31)      (.64)      (.65)       (.64)      (.65)       (.68)
 Net realized gains......................................           (.03)      (.04)      (.04)      --         --          --
                                                         ---------------------------------------------------------------------
Total distributions......................................           (.34)      (.68)      (.69)       (.64)      (.65)       (.68)
                                                         -------------------------------------------------------------------------
Net asset value, end of period...........................         $12.24     $12.23     $11.83      $11.94     $11.44      $11.94
                                                         ========================================================================
Total return*............................................           2.95%      9.43%      5.06%      10.23%      1.44%       7.29%
Ratios/supplemental data
Net assets, end of period (000's)........................       $338,642   $308,045   $269,564    $247,522   $227,442    $228,149
Ratios to average net assets:
 Expenses................................................            .70%**     .71%       .70%        .71%       .70%        .64%
 Net investment income...................................           5.06%**    5.32%      5.56%       5.58%      5.75%       5.55%
Portfolio turnover rate..................................          10.75%     14.30%     21.81%      18.27%     19.84%      11.02%



Class II
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.....................         $12.27     $11.85     $11.97      $11.47
                                                         -------------------------------------------------
Income from investment operations:
 Net investment income...................................            .27        .58        .57         .48
 Net realized and unrealized gains (losses)..............            .06        .45       (.07)        .50
                                                         -------------------------------------------------
Total from investment operations.........................            .33       1.03        .50         .98
                                                         -------------------------------------------------
Less distributions from:
 Net investment income...................................           (.28)      (.57)      (.58)       (.48)
 Net realized gains......................................           (.03)      (.04)      (.04)         --
                                                         -------------------------------------------------
Total distributions......................................           (.31)      (.61)      (.62)       (.48)
                                                         -------------------------------------------------
Net asset value, end of period...........................         $12.29     $12.27     $11.85      $11.97
                                                         =================================================
Total return*............................................           2.74%      8.96%      4.32%       8.66%
Ratios/supplemental data
Net assets, end of period (000's)........................        $15,574    $10,045     $4,295      $1,325
Ratios to average net assets:
 Expenses................................................           1.26%**    1.27%      1.27%       1.27%**
 Net investment income...................................           4.50%**    4.75%      4.92%       4.94%**
Portfolio turnover rate..................................          10.75%     14.30%     21.81%      18.27%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1998 (unaudited)
                                                                                                             PRINCIPAL
  Franklin Missouri Tax-Free Income Fund                                                                      AMOUNT         VALUE
  a Long Term Investments 98.0%
  Audrain County Hospital Revenue, Audrain Medical Center Project, Refunding,
  AMBAC Insured, 7.35%, 11/01/08 ........................................................................  $ 500,000      $ 557,900
  Bi-State Development Agency, Missouri-Illinois Metropolitan District Term Facilities
   Revenue, American Commercial Lines, Inc.,
   Refunding, Pre-Refunded, 7.75%, 6/01/10...............................................................  3,000,000      3,289,230
  Bowling Green School District R1, Building Corp., Leasehold Revenue,
  MBIA Insured, Pre-Refunded, 6.50%, 3/01/13 ............................................................  1,400,000      1,524,040
  Cape Girardeau County Missouri IDA, Solid Waste Disposal Revenue,
   Procter & Gamble Paper Products, 5.30%, 5/15/28 ......................................................  6,875,000      6,940,175
  Fenton Public Facility Authority, Leasehold Revenue, 5.25%, 1/01/18....................................  1,000,000      1,002,120
  Guam Airport Authority Revenue,
  Refunding, Series A, 6.50%, 10/01/23...................................................................  1,075,000      1,166,741
  Series B, 6.60%, 10/01/10 .............................................................................    500,000        550,585
  Series B, 6.70%, 10/01/23..............................................................................  4,000,000      4,376,880
  Hannibal IDA, Health Facilities, 5.75%, 3/01/22........................................................  1,800,000      1,917,864
  Hazelwood IDA, MFHR, Lakes Apartments Project, Refunding, Series A, 6.10%, 9/20/26.....................  1,745,000      1,840,085
  Jackson County IDA Revenue, St. Joseph's Health Center Corp., MBIA Insured, 6.50%, 7/01/19 ............  3,000,000      3,255,870
  Jackson County Public Building Corp., Leasehold Revenue, Capital Improvement Projects,
  MBIA Insured, 5.70%, 12/01/17..........................................................................  1,595,000      1,700,206
  Jefferson County Reorganized School District No. R-3, AMBAC Insured, 7.00%, 3/01/09....................    370,000        393,480
  Kansas City Airport Revenue, General Improvement, Series B, FSA Insured, Pre-Refunded, 6.875%, 9/01/12     605,000        701,667
  Kansas City IDA,
  Ewing Marion Kauffman, Series B, 5.70%, 4/01/27........................................................ 11,100,000     11,739,249
  MFHR, Hilltop Village Apartments Project, Refunding, Series A, 5.70%, 10/01/17 ........................  1,030,000      1,058,593
  MFHR, Hilltop Village Apartments Project, Refunding, Series A, 5.80%, 10/01/27 ........................  1,555,000      1,602,474
  MFHR, Mews Apartments Project, Series A, 6.30%, 7/01/20................................................  3,345,000      3,570,821
  Kansas City Land Clearance, Redevelopment Authority Lease Revenue, Municipal
  Auditorium and Muehlebach Hotel, Series A,
   FSA Insured, 5.90%, 12/01/18 .........................................................................  5,000,000      5,384,550
  Kansas City MAC, Leasehold Revenue, Capital Improvement,
  Citywide Infrastructure, Series B, FSA Insured, 6.50%, 3/01/14 ........................................  7,790,000      8,533,010
  Truman Medical Center, Series A, Pre-Refunded, 7.00%, 11/01/11.........................................  1,665,000      1,823,741
  Kansas City Tax Increment Financing Commission, Tax Increment Revenue,
  Briarcliff West Project, Series B, 7.00%, 11/01/14 ....................................................  3,525,000      3,696,985
  Lake of the Ozarks Community Bridge Corp., Bridge System Revenue,
  6.40%, 12/01/25 .......................................................................................  7,000,000      8,189,440
  Pre-Refunded, 6.25%, 12/01/16 .........................................................................  4,535,000      5,241,236
  Refunding, 5.25%, 12/01/14.............................................................................  1,000,000        974,330
  Refunding, 5.25%, 12/01/20.............................................................................  6,000,000      5,778,540
  Refunding, 5.25%, 12/01/26.............................................................................  3,500,000      3,331,650
  Lee's Summit, IDA Revenue, John Knox Village Project,
  6.55%, 8/15/10 ........................................................................................  1,000,000      1,085,140
  6.625%, 8/15/13 .......................................................................................  2,000,000      2,196,080
  Missouri School Board Association COP,
  Lease Participation, North St. Francois County Project, MBIA Insured, Pre-Refunded, 7.375%, 4/01/10 ...  1,000,000      1,003,070
  Pooled Finance Program, Series A-3, BIG Insured, 7.875%, 3/01/06.......................................      5,000          5,118
  Pooled Finance Program, Series A-5, BIG Insured, 7.375%, 3/01/06.......................................    130,000        134,597
  Missouri School Boards Association, Lease Participation Certificates,
  Fox C-6 School District, FSA Insured, 5.75%, 3/01/16 ..................................................  6,150,000      6,580,193
  Republic R-3 School District Project, Refunding, FSA Insured, 6.00%, 3/01/16 ..........................  2,220,000      2,396,179
  Missouri State Development Finance Board, Recreation Facilities Revenue,
  YMCA Greater Saint Louis Project, Series A, 5.40%, 9/01/18 ............................................  7,420,000      7,534,491
  Missouri State Environmental Improvement and Energy Resources Authority,
  National Rural Association, PCR, Electric Project, Series G-6, AMBAC Insured, 5.85%, 2/01/13...........  2,100,000      2,258,823
  Revolving Fund Program, PCR, Kansas City Project, Series A, 5.75%, 1/01/16.............................  1,000,000      1,072,140
  Revolving Fund Program, PCR, Series A, 6.55%, 7/01/14 .................................................  4,500,000      4,948,470
  Revolving Fund Program, PCR, Series A, FSA Insured, 6.05%, 7/01/16 ....................................  1,000,000      1,089,190
  Revolving Fund Program, PCR, Series B, 5.80%, 1/01/15 .................................................  1,000,000      1,077,870
  Revolving Fund Program, PCR, Series B, 7.20%, 7/01/16 .................................................  2,000,000      2,322,740
  Revolving Fund Program, Water Pollution Control Revenue, Series A, 7.00%, 10/01/10.....................    940,000      1,013,160
  Revolving Fund Program, Water Pollution Control Revenue, Series A, Pre-refunded, 7.125%, 12/01/10 .....    520,000        567,913
  Revolving Fund Program, Water Pollution Control Revenue, Series B, 7.125%, 12/01/10....................    430,000        466,503
  Thomas Hill Electric Cooperative, PCR, 5.50%, 12/01/11.................................................  2,000,000      2,130,280
  Union Electric Company Project, Series A, 7.40%, 5/01/20...............................................  2,390,000      2,561,506

  Missouri State HDC,
  Series B, GNMA Secured, 6.40%, 12/01/24................................................................$ 2,225,000    $ 2,356,720
  SFMR, Homeowner Loan, Series D, GNMA Secured, 6.125%, 3/01/28 .........................................  1,755,000      1,863,126
  SFMR, Series A, GNMA Secured, 7.90%, 2/01/21...........................................................    115,000        118,079
  SFMR, Series A, GNMA Secured, 7.625%, 2/01/22..........................................................    335,000        348,862
  SFMR, Series B, GNMA Secured, 6.10%, 9/01/14...........................................................  1,860,000      1,994,218
  SFMR, Series B, GNMA Secured, 7.625%, 6/01/21..........................................................    275,000        283,635
  SFMR, Series B, GNMA Secured, 6.45%, 9/01/27...........................................................  1,825,000      1,978,118
  SFMR, Series C, GNMA Secured, 6.90%, 7/01/18...........................................................  1,490,000      1,585,628
  Missouri State Health & Educational Facilities Authority, Health Facilities Revenue,
  Charles E. Still Osteopathic Hospital Project, Refunding, 7.625%, 2/01/08 .............................    125,000        125,350
  Childrens Mercy Hospital, 5.30%, 5/15/28...............................................................  5,380,000      5,398,184
  Freeman Health Systems Project, 5.25%, 2/15/28 ........................................................  2,250,000      2,243,228
  Health Midwest, Series A, MBIA Insured, 6.40%, 2/15/15 ................................................  5,000,000      5,387,750
  Health Midwest, Series B, MBIA Insured, 6.10%, 6/01/11.................................................    700,000        773,311
  Health Midwest, Series B, MBIA Insured, 6.25%, 6/01/14.................................................  1,990,000      2,198,413
  Health Midwest, Series B, MBIA Insured, 6.25%, 2/15/22.................................................  1,100,000      1,178,617
  Heartland Health, Refunding and Improvement, 8.125%, 10/01/10 .........................................    865,000        915,447
  Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17........................................  2,745,000      2,983,788
  Jefferson Memorial Hospital Obligated Group, 6.75%, 5/15/15 ...........................................  4,000,000      4,412,880
  Jefferson Memorial Hospital Obligated Group, 6.80%, 5/15/25 ...........................................  3,250,000      3,573,180
  Lake of the Ozarks General Hospital, Pre-Refunded, 8.00%, 2/15/11......................................  3,500,000      3,639,755
  Lake of the Ozarks General Hospital, Refunding, 6.25%, 2/15/11.........................................  1,250,000      1,351,263
  Lake of the Ozarks General Hospital, Refunding, 6.50%, 2/15/21.........................................  1,000,000      1,100,240
  Lutheran Senior Services, Refunding, 5.875%, 2/01/23...................................................  2,600,000      2,718,300
  Lutheran Senior Services, Series A, 6.375%, 2/01/27....................................................  4,000,000      4,335,320
  Park Lane Medical Center, Series A, 4.70%, 1/01/04 ....................................................  2,000,000      2,030,960
  Park Lane Medical Center, Series A, 5.60%, 1/01/15..................................................... 10,300,000     10,771,946
  Spelman-St. Luke's Hospital Corp. Project, Pre-Refunded, 7.875%, 10/01/18 .............................    175,000        179,088
  SSM Health Care, Refunding, Series AA, MBIA Insured, 6.25%, 6/01/16....................................    795,000        860,142
  SSM Health Care, Series AA, MBIA Insured, Pre-refunded, 6.25%, 6/01/16.................................    205,000        226,150
  Missouri State Health and Educational Facilities Authority Revenue,
  SSM Health Care, Refunding, Series A, 5.00%, 6/01/18 ..................................................  2,750,000      2,739,523
  St. Louis University, Refunding, Series A, AMBAC Insured, 7.875%, 6/01/12..............................     50,000         50,500
  Missouri State Housing Development Commission Mortgage Revenue, SF,
  Series B, GNMA Secured, 7.75%, 6/01/22.................................................................  1,415,000      1,485,580
  Series B-2, GNMA/FNMA Insured, 5.50%, 3/01/25 .........................................................  2,110,000      2,143,971
  Series D-2, FNMA/GNMA Insured, 5.40%, 9/01/28 .........................................................  2,350,000      2,373,289
  Missouri State Housing Development Commission, MFHR, FHA Insured, 8.50%, 12/01/29 .....................    135,000        138,459
  Missouri State Western College Revenue, Student Housing, Refunding, Pre-Refunded, 8.00%, 10/01/16......  5,000,000      5,698,100
  Moberly Combined Waterworks and Sewerage System, Refunding & Improvement Bonds,
  FGIC Insured, Pre-Refunded, 7.50%, 8/01/15 ............................................................  1,000,000      1,089,650
  Northeast State University Recreational Facility Revenue, Campus Recreational
  Center Project, AMBAC Insured, 5.80%, 6/01/15 .........................................................  1,000,000      1,058,720
  Northwest R-I Educational Facilities Authority, Leasehold Revenue,
   Jefferson County, FSA Insured, 5.70%, 3/01/15 ........................................................  5,200,000      5,467,332
  O Fallon Public Facilities Authority, Leasehold Revenue,
   Series A, AMBAC Insured, 5.40%, 2/01/17...............................................................  1,575,000      1,619,935
  Phelps County Hospital Revenue, Phelps County Regional Medical Center, Refunding,
  Connie Lee Insured, 6.00%, 5/15/13 ....................................................................  5,000,000      5,316,350
  Poplar Bluff Public Building Corp., Leasehold Revenue, Series A, MBIA Insured,
   Pre-Refunded, 5.50%, 9/01/12 .........................................................................  2,820,000      3,104,623
  Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A,
  FSA Insured, Pre-Refunded, 9.00%, 7/01/09..............................................................     40,000         50,530
  Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue,
  Series A, 7.90%, 7/01/07...............................................................................     50,000         51,647
  Series A, 7.75%, 7/01/08...............................................................................    475,000        485,806
  Puerto Rico Electric Power Authority Revenue,
  Refunding, Series N, 7.125%, 7/01/14...................................................................  1,110,000      1,159,872
  Series O, 7.125%, 7/01/14 .............................................................................    280,000        292,580
  Series X, 6.00%, 7/01/15 ..............................................................................  2,375,000      2,561,865
  Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ...................................    320,000        335,203
  Puerto Rico HFC, SFMR,
  Portfolio No. 1, Series A, GNMA Secured, 7.80%, 10/15/21...............................................     40,000         40,879
  Portfolio No. 1-C, GNMA Secured, 6.85%, 10/15/23.......................................................  1,265,000      1,347,693
  Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue,
  Baxter Travenol Labs, Inc., Series A, 8.00%, 9/01/12...................................................  $ 350,000      $ 361,550
  Upjohn Co. Project, 7.50%, 12/01/23....................................................................    300,000        311,883
  Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
  Control Facilities Financing Authority, Industrial Revenue,
  Guaynabo Municipal Government Center, Series A, 5.625%, 7/01/22........................................  2,500,000      2,547,975
  Puerto Rico Port Authority Revenue, Special Facilities, American Airlines,
   Series A, 6.25%, 6/01/26 .............................................................................  2,500,000      2,734,200
  Puerto Rico Public Finance Corp., Commonwealth Appropriation, Series A, 5.00%, 6/01/26 ................  1,865,000      1,842,787
  Raymore GO, FSA Insured, 6.00%, 3/01/14................................................................  1,000,000      1,063,770
  Saint Louis Missouri Parking Facilities Revenue, Marquette Building Facilities,
  Series A, MBIA Insured, 5.25%, 12/15/23................................................................  1,000,000      1,012,610
  Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
  5.625%, 8/15/18 .......................................................................................  3,000,000      2,952,240
  5.70%, 8/15/28 ........................................................................................  5,250,000      5,160,960
  Springfield Waterworks Revenue, Series A, Pre-Refunded, 5.60%, 5/01/23.................................  2,000,000      2,173,200
  St. Charles County Community College, Pre-Refunded, 7.25%, 3/01/06 ....................................    500,000        524,060
  St. Charles County Missouri IDA, Multifamily Revenue, Housing, Ashwood
  Apartments Project, Series A, AMT, FSA Insured,
   5.60%, 4/01/30 .......................................................................................  1,000,000      1,017,780
  St. Charles Public Facility Authority, Leasehold Revenue, Refunding, AMBAC Insured, 5.80%, 2/01/10 ....  3,000,000      3,246,060
  St. Louis Airport Revenue, Lambert-St. Louis International Airport, Refunding
  & Improvement, FGIC Insured, 6.125%, 7/01/15 ..........................................................  2,000,000      2,135,740
  St. Louis County Housing Authority, MFHR, Kensington Square Apartments Project, Refunding,
  6.55%, 3/01/14 ........................................................................................  1,000,000      1,085,040
  6.65%, 3/01/20 ........................................................................................  2,750,000      2,981,413
  St. Louis County IDA,
  Elderly Housing Revenue, Centenary Towers Apartments Project, 6.40%, 4/01/14 ..........................  1,000,000      1,064,790
  Elderly Housing Revenue, Centenary Towers Apartments Project, 6.55%, 4/01/19 ..........................  1,000,000      1,063,500
  Health Facilities Revenue, Mother of Perpetual Help, 6.40%, 8/01/35....................................  1,895,000      2,109,325
  MFHR, South Summit Apartments, Refunding, Series A, 6.10%, 4/20/32.....................................  1,250,000      1,333,525
  St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19.......................................     20,000         20,603
  St. Louis County Regional Convention and Sports Complex Authority,
  Convention and Sports Project, Refunding, Series B,
   5.75%, 8/15/21 .......................................................................................  5,565,000      5,787,489
  St. Louis IDA, Sewer and Solid Waste Disposal Facilities Revenue,
   Anheuser-Busch Project, 5.875%, 11/01/26 .............................................................  1,000,000      1,073,490
  St. Louis Land Clearance RDA, Kiel Site Lease, Refunding, Series A,
  MBIA Insured, 5.125%, 7/01/21..........................................................................  1,625,000      1,643,070
  St. Louis Municipal Financial Corp. Leasehold Revenue,
  City Justice Center Improvement, Series A, AMBAC Insured, 6.00%, 2/15/19 ..............................  5,370,000      5,841,379
  Refunding, Series A, 6.00%, 7/15/13.................................................................... 10,000,000     10,532,900
  St. Louis Parking Facilities Revenue, Pre-Refunded, 6.625%, 12/15/21...................................    470,000        528,600
  St. Louis Regional Convention and Sports Complex Authority,
  Convention and Sports Facilities, Refunding, Series C, AMBAC Insured, 5.625%, 8/15/21..................  4,725,000      4,946,272
  Series C, 7.75%, 8/15/01 ..............................................................................  1,640,000      1,761,754
  Series C, 7.90%, 8/15/21 ..............................................................................    555,000        616,322
  Series C, Pre-Refunded, 7.90%, 8/15/21 ................................................................ 11,345,000     13,369,515
  Taney County Missouri IDA, Hospital Revenue, The Skaggs Community Hospital
   Association, 5.30%, 5/15/18...........................................................................  3,000,000      3,015,360
  Taney County Reorganization, School District No. R-V, 5.80%, 3/01/17...................................  2,585,000      2,756,153
  University of Missouri, Health Facilities Revenue, University of Missouri Health System,
  Refunding, Series A , AMBAC Insured,
   5.60%, 11/01/26 ......................................................................................  5,000,000      5,264,850
  University of Missouri Revenues, System Facilities, 5.80%, 11/01/27....................................  4,000,000      4,281,840
  Virgin Islands Public Finance Authority Revenue, Senior Lien, Fund Loan Notes, Refunding, Series A,
  5.40%, 10/01/12 .......................................................................................  2,500,000      2,566,900
  5.50%, 10/01/22 .......................................................................................  2,500,000      2,535,149
  Webb City School District No. R-VII, Facilities Group, Leasehold Revenue,
  Refunding & Improvement, FSA Insured, 5.625%, 8/01/16..................................................  1,115,000      1,168,173
  West Plains IDA, Hospital Revenue, Ozarks Medical Center Project,
  Refunding, 5.50%, 11/15/12.............................................................................  1,000,000      1,017,489
  Refunding, 5.60%, 11/15/17.............................................................................  1,700,000      1,728,151
  Refunding, 5.65%, 11/15/22.............................................................................  1,500,000      1,524,764
  Series A, Pre-Refunded, 8.625%, 9/15/20 ...............................................................  1,975,000      2,179,471
                                                                                                                      --------------
  Total Long Term Investments (Cost $323,605,036) .......................................................               347,010,832
                                                                                                                      --------------

a Short Term Investments 1.1%
  Kansas City IDA, Hospital Revenue, Research Health Services System,
    MBIA Insured, Weekly VRDN and Put,
  3.25%, 10/15/14 .......................................................................................$ 2,700,000    $ 2,700,000
  3.25%, 4/15/15 ........................................................................................  1,300,000      1,300,000
  Puerto Rico Commonwealth Government Development Bank, Refunding,
   MBIA Insured, Weekly VRDN and Put, 2.50%, 12/01/15 ...................................................    100,000        100,000
                                                                                                                      --------------
  Total Short Term Investments (Cost $4,100,000) ........................................................                 4,100,000
                                                                                                                      --------------
  Total Investments (Cost $327,705,036) 99.1% ...........................................................               351,110,832
  Other Assets, less Liabilities 0.9% ...................................................................                 3,105,460
                                                                                                                      --------------
  Net Assets 100.0% .....................................................................................              $354,216,292
                                                                                                                      ==============

  See glossary of terms on page 113.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin North Carolina Tax-Free Income Fund
                                                            Six Months Ended
                                                             August 31, 1998               Year Ended February 28,
CLASS I                                                       (UNAUDITED)    1998       1997        19961      1995        1994
---------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period....................         $12.11     $11.73     $11.75      $11.37     $11.92      $11.88
                                                        ------------------------------------------------------------------------
Income from investment operations:
 Net investment income..................................            .31        .62        .64         .64        .65         .65
 Net realized and unrealized gains (losses).............            .09        .38       (.03)        .39       (.55)        .05
                                                        ------------------------------------------------------------------------
Total from investment operations........................            .40       1.00        .61        1.03        .10         .70
                                                        ------------------------------------------------------------------------
Less distributions from net investment income...........           (.31)      (.62)      (.63)       (.65)2     (.65)       (.66)
                                                        -------------------------------------------------------------------------
Net asset value, end of period..........................         $12.20     $12.11     $11.73      $11.75     $11.37      $11.92
                                                        =========================================================================
Total return*...........................................           3.33%      8.78%      5.38%       9.28%      1.06%       5.81%
Ratios/supplemental data
Net assets, end of period (000's).......................       $320,121   $297,406   $260,979    $247,031   $216,263    $215,540
Ratios to average net assets:
 Expenses...............................................            .70%**     .70%       .70%        .71%       .70%        .63%
 Net investment income..................................           5.02%**    5.24%      5.47%       5.52%      5.75%       5.44%
Portfolio turnover rate.................................           5.06%      9.95%      9.98%      25.19%     25.05%       3.86%


Class II
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period....................         $12.18     $11.79     $11.80      $11.41
                                                        -------------------------------------------------
Income from investment operations:
 Net investment income..................................            .27        .56        .57         .49
 Net realized and unrealized gains (losses).............            .10        .39       (.02)        .38
                                                        -------------------------------------------------
Total from investment operations........................            .37        .95        .55         .87
                                                        -------------------------------------------------
Less distributions from net investment income...........           (.27)      (.56)      (.56)       (.48)
                                                        --------------------------------------------------
Net asset value, end of period..........................         $12.28     $12.18     $11.79      $11.80
                                                        =================================================
Total return*...........................................           3.11%      8.22%      4.83%       7.77%
Ratios/supplemental data
Net assets, end of period (000's).......................        $29,453    $20,043     $9,607      $2,430
Ratios to average net assets:
 Expenses...............................................           1.24%**    1.26%      1.26%       1.28%**
 Net investment income..................................           4.46%**    4.69%      4.85%       4.90%**
Portfolio turnover rate.................................           5.06%      9.95%      9.98%      25.19%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. 2Includes distributions in excess of net investment income in the amount of $.001.



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1998 (unaudited)
                                                                                                             PRINCIPAL
  Franklin North Carolina Tax-Free Income Fund                                                                AMOUNT         VALUE
  a Long Term Investments 96.5%
  Appalachian State University Revenue, Utility Systems,
  MBIA Insured, Pre-Refunded, 6.10%, 5/15/13.............................................................$ 1,075,000    $ 1,203,205
  Refunding, MBIA Insured, 5.00%, 5/15/24 ...............................................................  4,410,000      4,413,528
  Asheville COP, Series A, MBIA Insured, 5.125%, 6/01/18 ................................................  1,000,000      1,017,710
  Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25...........................................  4,000,000      4,271,360
  Buncombe County Metropolitan Sewage District System Revenue, Series B, 6.75%, 7/01/16..................     10,000         10,999
  Centennial Authority Hotel Tax Revenue, Arena Project, FSA Insured, 5.125%, 9/01/19....................  3,865,000      3,941,527
  Charlotte COP, Convention Facility Project, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/11...............  2,250,000      2,509,673
  Charlotte GO, Water and Sewer, Pre-Refunded,
  5.90%, 2/01/18 ........................................................................................  1,000,000      1,105,150
  5.60%, 5/01/20.........................................................................................  5,980,000      6,610,232
  Charlotte-Mecklenburg Hospital Authority, Health Care System Revenue,
  Carolinas Healthcare System, Series A, 5.125%, 1/15/22 ................................................  8,000,000      8,034,640
  Refunding, Series 1992, 6.25%, 1/01/20.................................................................  2,620,000      2,805,234
  Refunding, Series 1992, Pre-Refunded, 6.25%, 1/01/20 ..................................................  1,000,000      1,091,190
  Refunding, Series I, Pre-Refunded, 7.80%, 10/01/18 ....................................................    350,000        358,155
  Series A, 5.90%, 1/15/16 ..............................................................................  3,465,000      3,741,057
  Series A, Pre-Refunded, 5.90%, 1/15/16 ................................................................  1,535,000      1,716,191
  Coastal Solid Waste Disposal System Authority Revenue,
   Regional Solid Waste Management, Refunding, 6.50%, 6/01/08............................................  3,100,000      3,349,147
  Columbus County Industrial Facilities and PCFA, Solid Water Disposal Revenue,
   International Paper Co. Project, Refunding, Series A,
   5.80%, 12/01/16 ......................................................................................  1,450,000      1,533,375
  Concord COP, Series B, MBIA Insured,
  5.75%, 6/01/16 ........................................................................................  1,475,000      1,576,996
  6.125%, 6/01/21 .......................................................................................  2,180,000      2,380,168
  Concord Utilities Systems Revenue, Series A, MBIA Insured, 5.00%, 12/01/22.............................  2,000,000      2,005,300
  Cumberland County COP, Civic Center Project,
  Refunding, AMBAC Insured, 5.00%,12/01/18 ..............................................................  3,000,000      2,977,140
  Refunding, AMBAC Insured, 5.00%,12/01/24 ..............................................................  1,760,000      1,737,067
  Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/19 ................................................  3,500,000      4,004,035
  Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/24 ................................................  3,765,000      4,307,198
  Cumberland County Hospital Facility System Revenue,
  BIG Insured, Pre-Refunded, 7.875%, 10/01/14 ...........................................................    110,000        112,570
  MBIA Insured, 6.00%, 10/01/21 .........................................................................  2,500,000      2,600,000
  Dare County COP, Series B, MBIA Insured, 5.00%, 5/01/19 ...............................................    400,000        399,460
  Davie County GO, North Carolina Water, Unlimited Tax, 7.10%,
  4/01/10 ...............................................................................................    350,000        374,276
  4/01/11 ...............................................................................................    250,000        267,500
  Duplin County COP, Social Service Administrative Building,
   Solid Waste Project, FGIC Insured, 6.75%, 9/01/12 ....................................................  2,000,000      2,172,100
  Durham COP, Series 1991, 6.875%, 4/01/09...............................................................  1,650,000      1,793,121
  Durham County COP,
  Hospital and Office Facilities Project, 6.00%, 5/01/14 ................................................  3,000,000      3,250,290
  Hospital and Office Facilities Project, 6.00%, 5/01/17 ................................................  3,200,000      3,433,760
  Jail Facilities and Computer Equipment Project, Pre-Refunded, 6.625%, 5/01/14 .........................  3,000,000      3,269,070
  Fayetteville Public Works Commission Revenue,
  FSA Insured, 5.125%, 3/01/17 ..........................................................................  2,500,000      2,556,025
  FSA Insured, 5.125%, 3/01/24 ..........................................................................  2,000,000      2,034,940
  Series A, FSA Insured, 6.00%, 3/01/16 .................................................................  2,000,000      2,123,560
  Gaston COP, Police Station Project, FGIC Insured, 5.70%, 8/01/15.......................................  1,500,000      1,597,995
  Gaston County COP, Public Facilities Project, MBIA Insured, 5.25%, 12/01/16 ...........................  1,000,000      1,040,110
  Gaston County Industrial Facilities and PCFA Revenue, 7.70%, 10/01/12..................................    750,000        799,853
  Gastonia Combined Utilities System Revenue, MBIA Insured, Pre-Refunded, 6.10%, 5/01/19 ................  2,200,000      2,461,052
  Greensboro COP, Coliseum Arena Expansion Project, 6.75%, 12/01/09 .....................................  1,610,000      1,754,127
  Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 1/01/24....................  1,320,000      1,400,639
  Guam Power Authority Revenue, Series A, 6.375%, 10/01/08 ..............................................  1,000,000      1,071,060
  Halifax County Insured Facility, PCR, Solid Waste Disposal,
  Champion International Corp., 8.15%, 11/01/19 .........................................................    400,000        425,640

  Haywood County Industrial Facilities and PCFA,
  Environmental Improvement Revenue, Champion International Corporation Project, 6.25%, 9/01/25 .........$ 2,000,000    $ 2,171,880
  Solid Waste Disposal Revenue, Champion International, Pre-refunded, 8.10%, 11/01/09 ...................      5,000          5,354
  Solid Waste Disposal Revenue, Champion International, Unrefunded Balance, 8.10%, 11/01/09..............    195,000        207,414
  Highpoint Special Obligation Sales Tax Revenue, Solid Waste Management Project, 7.15%, 7/01/01.........  1,165,000      1,185,388
  Kinston Enterprise System Revenue, Combined Enterprise System, FSA Insured, 5.70%, 4/01/21.............  1,700,000      1,819,000
  Kinston Housing Authority Mortgage Revenue, Kinston Towers Project, Refunding, 6.75%, 12/01/18 ........  3,155,000      3,348,843
  Martin County Industrial Facilities and PCFA Revenue,
  Refunding, 6.375%, 1/01/10.............................................................................  3,000,000      3,245,520
  Solid Waste, Weyerhaeuser Co. Project, 6.00%, 11/01/25.................................................  4,000,000      4,251,520
  Solid Waste, 5.65%, 12/01/23...........................................................................  2,000,000      2,046,300
  Mooresville Grade School District, COP, AMBAC Insured, 6.35%, 10/01/14 ................................  1,000,000      1,090,340
  New Hanover County Industrial Facilities and PCFA Revenue, Refunding, 6.70%, 7/01/19 ..................  1,000,000      1,084,880
  North Carolina Central University Revenue, Student Fee - O Kelley/Riddick, AMBAC Insured, 5.00%,
  4/01/18 ...............................................................................................    500,000        503,040
  4/01/23 ...............................................................................................    650,000        652,815
  North Carolina Eastern Municipal Power Agency, Power System Revenue,
  Refunding, MBIA Insured, 5.375%, 1/01/24...............................................................  3,000,000      3,090,930
  Refunding, Series A, Pre-Refunded, 7.75%, 1/01/12......................................................    750,000        775,253
  Refunding, Series A, 6.50%, 1/01/17....................................................................  9,000,000      9,627,030
  Refunding, Series A, 6.50%, 1/01/18....................................................................  3,000,000      3,435,780
  Refunding, Series B, MBIA Insured, 5.875%, 1/01/21.....................................................  5,000,000      5,403,650
  Refunding, Series B, 6.00%, 1/01/14....................................................................  3,000,000      3,154,260
  North Carolina Educational Facilities Finance Agency Revenue, Highpoint College Project, 7.10%,
  12/01/07 ..............................................................................................    190,000        200,420
  12/01/08 ..............................................................................................    205,000        216,113
  12/01/09 ..............................................................................................    220,000        231,788
  North Carolina HFA,
  MF, Mortgage Loan Resolution, Refunding, Series H, 6.05%, 7/01/28......................................  2,500,000      2,668,600
  MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20.................................................  3,000,000      3,146,910
  MFR, Refunding, Series B, 6.90%, 7/01/24...............................................................  2,925,000      3,156,075
  Refunding, Multifamily-FHA-Series J, 5.45%, 7/01/17....................................................  2,175,000      2,229,962
  Refunding, Series F, 6.70%, 1/01/27....................................................................  4,855,000      5,293,746
  SF, Refunding, Series DD, 6.20%, 9/01/27...............................................................  3,000,000      3,180,630
  SF, Series JJ, 6.45%, 9/01/27..........................................................................  4,870,000      5,234,714
  SFMR, Series H, 8.05%, 3/01/19 ........................................................................     50,000         50,563
  SFMR, Series J, 7.40%, 3/01/22.........................................................................    160,000        166,389
  SFMR, Series M, 7.85%, 9/01/28.........................................................................    345,000        359,404
  SFR, Refunding, Series S, 6.95%, 3/01/17...............................................................  2,740,000      2,946,322
  SFR, Series AA, 6.25%, 3/01/17.........................................................................    935,000      1,009,454
  SFR, Series RR, 5.85%, 9/01/28.........................................................................  3,000,000      3,126,600
  SFR, Series X, 6.65%, 9/01/19..........................................................................  2,135,000      2,307,124
  North Carolina Medical Care Commission,
  Health Care Facilities Revenue, Stanley Memorial Hospital, Pre-Refunded, 7.80%, 10/01/19...............  1,250,000      1,330,813
  Health Care Facilities Revenue, Novant Health Project, Refunding, Series A, 5.00%, 10/01/18 ...........  1,500,000      1,502,640
  Health Facilities Revenue, Novant Health Project, Refunding, Series A, 5.00%, 10/01/24.................  3,500,000      3,509,310
  Health Systems Revenue, Catholic Health East, Series C, AMBAC Insured, 5.00%, 11/15/18 ................  2,500,000      2,490,375
  Hospital Revenue, Annie Penn Memorial Hospital Project, Refunding, Pre-Refunded, 7.50%, 8/15/21 .......  4,700,000      5,328,296
  Hospital Revenue, Annie Penn Memorial Hospital, Refunding, 5.25%, 1/02/12..............................  1,940,000      1,964,657
  Hospital Revenue, Annie Penn Memorial Hospital, Refunding, 5.375%, 1/01/22.............................  1,920,000      1,923,878
  Hospital Revenue, Duke University Hospital Project, Series C, 5.25%, 6/01/26...........................  1,500,000      1,513,170
  Hospital Revenue, Halifax Memorial Hospital Project, 6.75%, 8/15/24 ...................................  3,500,000      3,823,365
  Hospital Revenue, Memorial Mission Hospital Project, MBIA Insured, Pre-Refunded, 7.80%, 10/01/18 ......    160,000        163,728
  Hospital Revenue, North Carolina Baptist Hospitals Project, Refunding, Series A, 6.00%, 6/01/22........  4,830,000      5,151,581
  Hospital Revenue, Roanoke-Chowan Hospital Project, 7.75%, 10/01/19.....................................  3,000,000      3,156,840
  Hospital Revenue, Scotland Memorial Hospital, MBIA Insured, Pre-Refunded, 8.625%, 10/01/11 ............    195,000        199,659
  Hospital Revenue, St. Joseph's Hospital Project, Refunding, AMBAC Insured,
  Pre-Refunded, 7.25%, 10/01/14..........................................................................    250,000        255,720
  Hospital Revenue, Transylvania Community Hospital, Inc., Refunding, 5.75%, 10/01/19 ...................  1,090,000      1,106,001
  North Carolina Medical Care Commission, (cont.)
  Hospital Revenue, Wake County Hospital System, MBIA Insured, 5.375%, 10/01/26..........................$10,500,000   $ 10,786,335
  Hospital Revenue, Wayne Memorial Hospital Project, AMBAC Insured, 6.00%, 10/01/21......................  1,000,000      1,059,470
  Hospital Revenue, Wilson Memorial Hospital Project, Refunding, AMBAC Insured, 5.625%, 11/01/18.........  5,000,000      5,298,700
  North Carolina Medical Care Community Hospital Revenue, Rex Healthcare,
   AMBAC Insured, 5.00%, 6/01/17 ........................................................................  2,780,000      2,779,778
  North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue,
  Refunding, 6.25%, 1/01/17 .............................................................................  6,820,000      7,271,416
  Series A, MBIA Insured, 5.125%, 1/01/17 ...............................................................  1,000,000      1,018,440
  Series A, MBIA Insured, 5.00%, 1/01/20 ................................................................  2,000,000      2,003,300
  North Carolina State Education Assistance Authority Revenue,
  Guaranteed, Student Loan, Subordinated Lien,
  Series A, 6.05%, 7/01/10 ..............................................................................  3,310,000      3,456,832
  Series A, 6.30%, 7/01/15 ..............................................................................  1,500,000      1,581,825
  Series C, 6.35%, 7/01/16 ..............................................................................  4,500,000      4,748,535
  Northampton County Insured Facility, PCR, Solid Waste Disposal,
   Champion International Corp., 8.05%, 11/01/04   ......................................................    400,000        425,384
  Onslow County Combined Enterprise System Revenue, MBIA Insured, 6.00%, 6/01/15.........................  2,000,000      2,165,300
  Pender County COP, Pre-Refunded, 7.70%, 6/01/11........................................................  1,195,000      1,337,826
  Person County COP, Law Enforcement Center Project, Series 1991, MBIA Insured, 7.125%, 6/01/11..........  2,165,000      2,373,100
  Pitt County COP,
  FGIC Insured, 6.00%, 4/01/12...........................................................................    750,000        802,905
  MBIA Insured, 5.85%, 4/01/17 ..........................................................................  5,055,000      5,506,664
  Puerto Rico Commonwealth GO, Pre-Refunded,
  6.45%, 7/01/17.........................................................................................  8,050,000      9,184,084
  Series 1990, 7.25%, 7/01/10............................................................................    500,000        541,150
  Puerto Rico Commonwealth Highway Authority Revenue, Refunding, Series R, 7.15%, 7/01/00................  1,250,000      1,321,813
  Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
  7.75%, 7/01/08 ........................................................................................    100,000        102,275
  7.50%, 7/01/09 ........................................................................................     25,000         25,563
  Puerto Rico Electric Power Authority Power Revenue,
  Refunding, Series N, 7.125%, 7/01/14...................................................................    160,000        167,189
  Refunding, Series O, 7.125%, 7/01/14...................................................................    850,000        888,191
  Series P, Pre-Refunded, 7.00%, 7/01/21.................................................................  1,000,000      1,106,650
  Series T, Pre-Refunded, 6.375%, 7/01/24................................................................  1,000,000      1,138,180
  Series X, 6.125%, 7/01/21..............................................................................  5,000,000      5,399,000
  Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ...................................    365,000        382,341
  Puerto Rico HFC, SFMR, Portfolio No. 1,
  Series A, GNMA Secured,7.80%, 10/15/21 ................................................................     15,000         15,330
  Series C, GNMA Secured, 6.85%, 10/15/23................................................................  2,205,000      2,349,141
  Puerto Rico Industrial, Medical and Environmental Facilities,
  PCFA Revenue, Upjohn Co. Project, 7.50%, 12/01/23  ....................................................    300,000        311,883
  Puerto Rico Public Finance Corp., Commonwealth Appropriation, Series A, 5.00%, 6/01/26 ................  1,000,000        988,090
  Puerto Rico Telephone Authority Revenue, Refunding, Series L,
  6.00%, 1/01/12 ........................................................................................  1,885,000      2,002,021
  6.125%, 1/01/22 .......................................................................................  1,490,000      1,583,915
  Raeford HDC Revenue, First Lien, Yadkin Trail, Refunding, Series A, 6.00%, 7/15/22 ....................  1,425,000      1,484,451
  Robeson County GO, Refunding, 7.20%,
  6/01/10 ...............................................................................................    110,000        114,850
  6/01/11 ...............................................................................................    115,000        120,105
  6/01/12 ...............................................................................................    120,000        125,345
  Robeson County Industrial Facilities and PCFA Revenue,
   Campbell Soup Co. Project, Refunding, 6.40%, 12/01/06.................................................  1,750,000      2,019,763
  Rutherford County COP, Public Facilities Project, FGIC Insured, 6.25%, 6/01/23 ........................  1,850,000      2,017,148
  Scotland County COP, Jail/Courthouse Project, FSA Insured, 6.75%, 3/01/11 .............................  1,000,000      1,080,800
  Stokes County COP, MBIA Insured, 7.00%, 3/01/06........................................................  1,000,000      1,086,420
  University of North Carolina at Chapel Hill, Parking System, Series A, 5.70%, 5/15/27..................  3,000,000      3,133,800
  University of North Carolina at Charlotte Revenue, Student Activity Center, MBIA Insured, 5.50%,
  6/01/16 ...............................................................................................  1,000,000      1,050,160
  6/01/21 ...............................................................................................  3,500,000      3,650,150
  University of North Carolina at Greensboro Revenue, Student Facilities System,
  Series B, MBIA Insured, 5.45%, 4/01/23 ................................................................  1,000,000      1,039,080
  Series C, AMBAC Insured, 5.30%, 4/01/23 ...............................................................  3,785,000      3,905,513
  University of North Carolina at Wilmington, Student Union System Revenue,
   AMBAC Insured, Pre-Refunded, 6.90%, 1/01/07...........................................................  $ 250,000      $ 265,287
  Virgin Islands Public Finance Authority Revenue, Senior Lien, Fund Loan Notes,
   Refunding, Series A,
  5.50%, 10/01/18 .......................................................................................  2,000,000      2,033,459
  5.625%, 10/01/25.......................................................................................  1,575,000      1,610,279
  Wake County Industrial Facilities and PCFA Revenue, Carolina Power and
  Light Co. Project, 6.90%, 4/01/09...................................................................... 10,000,000     10,617,099
  Wilmington COP, AMBAC Insured, 5.20%, 11/01/17 ........................................................  1,500,000      1,532,789
  Winston-Salem SFMR, 8.00%, 9/01/07 ....................................................................    290,000        305,679
  Winston-Salem Water and Sewer System Revenue, Series B, 5.70%, 6/01/17 ................................  2,250,000      2,383,154
                                                                                                                      --------------
  Total Long Term Investments (Cost $314,878,794) .......................................................               337,379,426
                                                                                                                      --------------
a Short Term Investments 1.9%
  North Carolina Medical Care Commission, Hospital Revenue, ACES,
   Pooled Financing Project, Daily VRDN and Put,
  Series A, 3.25%, 10/01/20 .............................................................................  5,400,000      5,400,000
  Series B, 3.35%, 10/01/13 .............................................................................    800,000        800,000
  North Carolina Medical Care Commission Revenue, Carol Woods Project,
   Daily VRDN and Put, 3.35%, 4/01/21 ...................................................................    500,000        500,000
                                                                                                                      --------------
  Total Short Term Investments (Cost $6,700,000) ........................................................                 6,700,000
                                                                                                                      --------------

  Total Investments (Cost $321,578,794) 98.4%............................................................               344,079,426
  Other Assets, less Liabilities 1.6% ...................................................................                 5,495,045
                                                                                                                      --------------
  Net Assets 100.0% .....................................................................................              $349,574,471
                                                                                                                      ==============

See glossary of terms on page 113.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Texas Tax-Free Income Fund
                                                           Six Months Ended
                                                            August 31, 1998               Year Ended February 28,
CLASS I                                                     (UNAUDITED)       1998       1997        19961      1995        1994
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period......................          $11.68     $11.37     $11.58      $11.25     $11.72      $11.69
                                                          -------------------------------------------------------------------------
Income from investment operations:
 Net investment income....................................             .30        .62        .66         .67        .68         .69
 Net realized and unrealized gains (losses)...............             .04        .36         --         .34       (.49)        .03
                                                          -------------------------------------------------------------------------
Total from investment operations..........................             .34        .98        .66        1.01        .19         .72
                                                          -------------------------------------------------------------------------
Less distributions from:
 Net investment income....................................            (.30)3     (.63)      (.67)       (.68)      (.66)       (.69)
 In excess of net investment income.......................              --       (.01)        --          --         --          --
 Net realized gains.......................................            (.15)      (.03)      (.20)         --         --          --
                                                          -------------------------------------------------------------------------
Total distributions.......................................            (.45)      (.67)      (.87)       (.68)      (.66)       (.69)
                                                          --------------------------------------------------------------------------
Net asset value, end of period............................          $11.57     $11.68     $11.37      $11.58     $11.25      $11.72
                                                          =========================================================================
Total return*.............................................            3.02%      8.91%      5.91%       9.15%      1.80%       6.09%
Ratios/supplemental data
Net assets, end of period (000's).........................        $129,174   $130,578   $126,612    $129,702   $130,684    $148,684
Ratios to average net assets:
 Expenses.................................................             .76%**     .76%       .75%        .76%       .73%        .65%
 Net investment income....................................            5.22%**    5.44%      5.70%       5.86%      6.05%       5.85%
Portfolio turnover rate...................................           14.12%     34.52%     35.57%      18.38%      6.36%      20.18%



Class II

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period......................          $11.81     $11.49     $11.68      $11.27
                                                          --------------------------------------------------
Income from investment operations:
 Net investment income....................................             .27        .58        .60         .51
 Net realized and unrealized gains........................             .05        .35        .02         .40
                                                          --------------------------------------------------
Total from investment operations..........................             .32        .93        .62         .91
                                                          --------------------------------------------------
Less distributions from:
 Net investment income....................................            (.27)3     (.58)2     (.61)       (.50)
 Net realized gains.......................................            (.15)      (.03)      (.20)      --
                                                          --------------------------------------------------
Total distributions.......................................            (.42)      (.61)      (.81)       (.50)
                                                          --------------------------------------------------
Net asset value, end of period............................          $11.71     $11.81     $11.49      $11.68
                                                          ==================================================
Total return*.............................................            2.77%      8.31%      5.48%       8.23%
Ratios/supplemental data
Net assets, end of period (000's).........................          $3,660     $2,076       $740         $79
Ratios to average net assets:
 Expenses.................................................            1.33%**    1.33%      1.32%       1.33%**
 Net investment income....................................            4.65%**    4.79%      5.03%       5.23%**
Portfolio turnover rate...................................           14.12%     34.52%     35.57%      18.38%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. 2Includes distributions in excess of net investment income in the amount of $.001.
3Includes distributions in excess of net investment income in the amount of $.002.



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1998 (unaudited)
                                                                                                             PRINCIPAL
  Franklin Texas Tax-Free Income Fund                                                                         AMOUNT        VALUE
   Long Term Investments 98.0%
  Aldine ISD, Series A, 5.00%, 2/15/22..................................................................... $3,000,000   $ 2,983,530
  Alliance Airport Authority, Inc., Special Facilities Revenue,
   American Airlines, Inc. Project, 7.00%, 12/01/11  ......................................................  2,250,000     2,684,250
  Austin Combined Utility System Revenue,
  Refunding, MBIA Insured, 5.50%, 5/15/14..................................................................  1,325,000     1,382,903
  Series A, AMBAC Insured, 6.75%, 11/15/07.................................................................    800,000       875,952
  Series A, Pre-Refunded, 8.00%, 11/15/16..................................................................     50,000        55,377
  Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
  Refunding, FSA Insured, 6.00%, 11/15/15..................................................................  3,000,000     3,274,740
  Bexar County HFC Revenue, GNMA Secured, 8.10%, 3/01/24 ..................................................    100,000       105,897
  Bexar Metropolitan Water District, Waterworks System Revenue, Refunding, MBIA Insured, 6.35%, 5/01/25....  3,210,000     3,554,850
  Brazos Higher Education Authority Revenue, Student Loan, Inc., Refunding, Series A-2, 6.80%, 12/01/04 ...    825,000       890,431
  Brazos River Authority, PCR, Collateralized, Texas Utilities Electric Co.,
  Series A, 7.875%, 3/01/21................................................................................    500,000       546,480
  Refunding, Series C, 5.55%, 6/01/30......................................................................  3,000,000     3,022,800
  Brazos River Authority Revenue, Collateralized, Houston Light and Power Co. Project,
   Refunding, Series A, 7.625%, 5/01/19....................................................................    100,000       104,951
  Cameron County HFC, Collateralized Mortgage Obligation, Refunding, Series B, FGIC Insured, 7.85%, 3/01/24     80,000        84,736
  Castleberry ISD, Refunding, 6.00%, 8/15/25 ..............................................................  2,000,000     2,165,240
  Cimarron MUD, Waterworks and Sewer System, Asset Guaranteed,
  Combined Tax and Revenue, Refunding, 7.50%, 3/01/15 .....................................................  2,275,000     2,391,093
  Clint ISD, GO,
  Pre-Refunded, 7.00%, 3/01/15 ............................................................................    575,000       584,861
  PSF, 7.00%, 3/01/15......................................................................................  3,425,000     3,479,526
  Comal County Health Facilities Development Corp. Revenue, McKenna Memorial Hospital,
  Refunding, FHA Insured, 7.375%, 1/15/21..................................................................  1,750,000     1,877,155
  Coppell ISD, Refunding, 6.50%, 8/15/26 ..................................................................  1,500,000     1,531,875
  Corpus Christi HFC, SFMR, Refunding, Series A, MBIA Insured, 7.70%, 7/01/11 .............................    950,000     1,017,745
  Dallas Civic Center Convention Complex Revenue, Senior Lien, AMBAC Insured,
  Pre-Refunded, 7.00%, 1/01/10.............................................................................  2,000,000     2,142,540
  Dallas-Ft. Worth International Airport Facilities Improvement Corp. Revenue,
  American Airlines, Inc., 8.00%, 11/01/24.................................................................  1,000,000     1,089,170
  American Airlines, Inc., Refunding, 6.00%, 11/01/14 .....................................................  2,000,000     2,134,800
  Delta Airlines, Inc., 7.625%, 11/01/21...................................................................  2,000,000     2,214,940
  Dallas-Ft. Worth Regional Airport Revenue, Joint Dallas-Ft. Worth International,
  Refunding, MBIA Insured, 5.75%, 11/01/24.................................................................  1,000,000     1,036,900
  Dallas HFC, SFMR, GNMA Secured, 7.85%, 12/01/10..........................................................    120,000       126,343
  Dallas Housing Corp., Capital Projects Revenue, Section Eight,
   Assisted Projects, Refunding, 7.70%, 8/01/05  ..........................................................    500,000       523,655
  Denison Hospital Authority Revenue, Texoma Medical Center, Inc. Project, 7.00%, 8/15/14..................  1,250,000     1,396,575
  El Paso County HFC, SFMR, Refunding, Series A, 8.75%, 10/01/11...........................................    480,000       518,261
  Ft. Worth HFC,
  HMR, Refunding, Series A, 8.50%, 10/01/11 ...............................................................    830,000       901,363
  SFMR, GNMA Secured, 8.25%, 12/01/11......................................................................     25,000        25,802
  Gonzales County Hospital District GO, Refunding, MBIA Insured, 7.65%, 2/15/07............................    100,000       101,778
  Gulf Coast IDA, Waste Disposal Revenue, Valero Refining Project, 5.60%, 12/01/31 ........................  3,000,000     3,033,180
  Gulf Coast Waste Disposal Authority, PCR, Union Carbide
  Chemical and Plastic Co., 7.45%, 8/01/04 ................................................................  1,200,000     1,203,360
  Gulf Coast Waste Disposal Authority Revenue, Champion
   International Corp., Series A, 6.875%, 12/01/28 ........................................................  1,000,000     1,104,800
  Gulf Coast Water Authority, Texas Water Systems, Contract Revenue,
   La Marque Project, Series D, AMBAC Insured, 5.00%, 8/15/22 .............................................  1,020,000     1,008,739
  Harris County Health Facilities Development Corp., Hospital Revenue,
  Memorial Hospital System, AMBAC Insured, Pre-Refunded,
   7.00%, 6/01/12 .........................................................................................    225,000       235,157
  Harris County Health Facilities Development Corp. Revenue,
  Herman Hospital Project, FSA Insured, Pre-Refunded, 7.00%, 10/01/14......................................    750,000       831,960
  Harris County MUD No. 208, Waterworks and Sewer System,
  Unlimited Tax, Pre-Refunded, 8.00%, 11/01/13.............................................................     80,000        80,569
  Harris County Public Facilities Corp., Detention Facility Mortgage Revenue,
  Series 1988, MBIA Insured, Pre-Refunded, 7.75%, 12/15/07.................................................     70,000        72,226
  Harrison County Health Facilities Development Corp., Hospital Revenue,
  Marshall Regional Medical Center Project, 5.50%, 1/01/18.................................................  1,750,000     1,801,940
  Houston Water and Sewer System Revenue, Junior Lien, Refunding, Series A,
   MBIA Insured, Pre-Refunded, 6.20%, 12/01/20 ............................................................  2,000,000     2,254,120
  Joshua ISD, Refunding, Series B, Pre-Refunded, 6.125%, 2/15/26 ..........................................    100,000       101,172
  Keller Waterworks and Sewer System Revenue, Refunding,
   AMBAC Insured, Pre-Refunded, 7.70%, 1/01/10 ............................................................    125,000       126,695
  Laredo Airport, Certificates of Obligation, Limited Tax, AMBAC Insured, 7.00%, 8/01/09...................    200,000       205,796
  Leon County PCR, Nucor Corp. Project, Refunding, Series A, 7.375%, 8/01/09 ..............................  2,000,000     2,198,940
  Lower Colorado River Authority Revenue, Refunding, Series B, AMBAC Insured, 7.00%, 1/01/11 ..............    205,000       222,503
  Lower Neches Valley Authority IDC Revenue, Mobil Oil Refunding Corp.,
   Refunding, 5.55%, 3/01/33 ..............................................................................  1,500,000     1,534,560
  Matagorda County Navigation District No. 1,
  Houston Light and Power Co., Collateralized, Refunding, Series C,
   FGIC Insured, 7.125%, 7/01/19...........................................................................  1,500,000     1,570,245
  PCR, Central Power and Light Co. Project, Collateralized, 7.50%, 12/15/14 ...............................  1,200,000     1,284,096
  PCR, Central Power and Light Co. Project, Refunding, Series E, MBIA Insured, 6.10%, 7/01/28..............  1,500,000     1,572,990
  Mesquite Health Facilities Development, Christian Retirement Facility,
  Refunding, Series A, 6.40%,
  2/15/16.................................................................................................. $1,000,000   $ 1,078,840
  2/15/20..................................................................................................  2,000,000     2,156,400
  Montgomery County Texas GO, Library, Refunding, FGIC Insured,
  6.75%, 9/01/10...........................................................................................    495,000       542,114
  6.75%, 9/01/11...........................................................................................    530,000       579,428
  Pre-Refunded, 6.75%, 9/01/10.............................................................................    280,000       309,036
  Pre-Refunded, 6.75%, 9/01/11.............................................................................    295,000       325,592
  North Central Health Facility Development Corp. Revenue, C. C. Young Memorial Home Project,
  Refunding, 6.30%, 2/15/15................................................................................  1,530,000     1,651,712
  Refunding, 6.375%, 2/15/20...............................................................................  2,785,000     3,026,515
  Series A, 5.375%, 2/15/14................................................................................    500,000       507,030
  Series A, 5.375%, 2/15/25................................................................................  1,750,000     1,755,145
  Nueces River Authority, Environmental Improvement Revenue, Asarco, Inc. Project,
  Refunding, 5.60%, 1/01/27................................................................................  6,000,000     6,151,320
  Port Corpus Christi Authority, Nueces County General Revenue,
  Union Pacific, Refunding, 5.65%, 12/01/22 ...............................................................  2,000,000     2,058,640
  Port Corpus Christi IDC Revenue, Valero, Refunding, Series C, 5.40%, 4/01/18 ............................  2,000,000     2,025,680
  Red River Authority, PCR, West Texas Utilities Co., Public Service Co.,
   Oklahoma Central Power and Light Co., Refunding, MBIA Insured,
   6.00%, 6/01/20+B52 .....................................................................................  7,000,000     7,610,540
  Sabine River Authority, PCR,
  Southwestern Electric Power, Refunding, MBIA Insured, 6.10%, 4/01/18.....................................  5,000,000     5,461,700
  Texas Utilities Electric Co. Project, Collateralized, Refunding, FGIC Insured, 6.55%, 10/01/22 ..........  1,200,000     1,307,856
  San Antonio Electric and Gas Revenue, Refunding,
  7.00%, 2/01/09...........................................................................................    100,000       102,788
  Pre-Refunded, 7.00%, 2/01/09 ............................................................................    150,000       154,320
  Socorro ISD, PSF-GTD Insured, 5.00%, 8/15/21 ............................................................  1,000,000       994,570
  Tarrant County Health Facilities Development Corp., Health Systems Revenue,
   Harris Methodist Health, FGIC Insured, Pre-Refunded,  6.00%, 9/01/24 ...................................  4,000,000     4,386,640
  Texas City IDC, Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding, 7.375%, 10/01/20.........    500,000       656,030
  Texas Housing Agency, Residential Development Revenue, Series A, 7.60%, 7/01/16..........................  1,410,000     1,471,391
  Texas State Department of Housing and Community Affairs, HMR,
   Refunding, Series A, GNMA Secured, 6.95%, 7/01/23 ......................................................  1,575,000     1,707,410
  Texas State Higher Education Coordinating Board, College Student Loan Revenue,
   Senior Lien, 7.70%, 10/01/25  ..........................................................................  1,230,000     1,303,050
  Texas State Turnpike Authority Revenue,
  Dallas North Tollway, Series 1990, AMBAC Insured, Pre-Refunded, 7.125%, 1/01/15 .........................  1,000,000     1,031,480
  Mountain Creek Lake Bridge, 7.00%, 1/01/07 ..............................................................     25,000        25,625
  Texas State VHA, Refunding, Series A, 6.15%, 12/01/25....................................................  1,000,000     1,065,150
  Texas Water Development Board Revenue, State Revolving, Senior Lien, Series A, 5.75%, 7/15/16............  3,275,000     3,476,642
  Texas Water Resources Finance Authority Revenue, 7.625%, 8/15/08.........................................    820,000       846,322
  Tomball Hospital Authority Revenue, Refunding, 6.125%, 7/01/23...........................................  2,000,000     2,110,880
  Travis County HFC, SFMR, GNMA Secured, 8.20%, 4/01/22 ...................................................     55,000        57,037
  University of Texas Revenues, Financing System, Refunding,
  Series A, 7.00%, 8/15/07.................................................................................    665,000       730,636
  Series B, 6.75%, 8/15/13.................................................................................  1,300,000     1,415,557
  Van Alstyne ISD, Refunding, 5.95%, 8/15/29 ..............................................................  1,885,000     2,039,740
  Waco Health Facilities Development Corp., Hospital Revenue,
  Hillcrest Baptist Medical Center Project, MBIA Insured, 7.125%, 9/01/14..................................    500,000       539,210
  Waxahachie Community Development Corp., Sales Tax Revenue, MBIA Insured, 5.20%, 8/01/19..................  1,500,000     1,512,645
  Webb County GO, Limited Tax, FSA Insured, Pre-Refunded, 7.25%, 2/15/09...................................    160,000       162,670
  West Side Calhoun County Navigation District, Solid Waste Disposal Revenue,
  Union Carbide Chemical and Plastics Co. Project,  8.20%, 3/15/21.........................................  1,000,000     1,101,950
  Wylie ISD,
  PSF-GTD Insured, 7.00%, 8/15/24..........................................................................    550,000       675,273
  PSF-GTD Insured, Pre-Refunded, 7.00%, 8/15/24............................................................    450,000       553,491
  Ysleta GO, ISD, Unlimited Tax, AMBAC Insured, Pre-Refunded, 7.10%, 8/15/05...............................    200,000       206,625
                                                                                                                      --------------
  Total Long Term Investments ($121,227,411) ..............................................................              130,144,247
                                                                                                                      --------------
a Short Term Investments .9%
Lubbock Health Facilities Development, Corporation Revenue, St.Joseph Health System,
  Daily VRDN and Put, 3.25%, 7/01/13....................................................................... $1,000,000   $ 1,000,000
  Port Arthur Navigation District IDC., American Petrofina Inc., Daily VRDN and Put, 3.35%, 5/01/03 .......    200,000       200,000
                                                                                                                      --------------
  Total Short Term Investments (Cost $1,200,000) ..........................................................                1,200,000
                                                                                                                      --------------
  Total Investments (Cost $122,427,411) 98.9%..............................................................              131,344,247
  Other Assets, less Liabilities 1.1% .....................................................................                1,489,996
                                                                                                                      --------------
  Net Assets 100.0% .......................................................................................             $132,834,243
                                                                                                                      ==============

See glossary of terms on page 113.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Virginia Tax-Free Income Fund
                                                        Six Months Ended
                                                         August 31, 1998               Year Ended February 28,
CLASS I                                                  (UNAUDITED)         1998       1997        19961      1995        1994
--------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period....................         $11.88     $11.65     $11.72      $11.33     $11.82      $11.69
                                                        ------------------------------------------------------------------------
Income from investment operations:
 Net investment income..................................            .30        .62        .65         .66        .66         .67
 Net realized and unrealized gains (losses).............            .10        .35       (.07)        .38       (.50)        .14
                                                        ------------------------------------------------------------------------
Total from investment operations........................            .40        .97        .58        1.04        .16         .81
                                                        ------------------------------------------------------------------------
Less distributions from:
 Net investment income..................................           (.31)2     (.64)      (.64)       (.65)      (.65)       (.68)
 Net realized gains.....................................           (.02)      (.10)      (.01)      --         --          --
                                                        ------------------------------------------------------------------------
Total distributions.....................................           (.33)      (.74)      (.65)       (.65)      (.65)       (.68)
                                                        ------------------------------------------------------------------------
Net asset value, end of period..........................         $11.95     $11.88     $11.65      $11.72     $11.33      $11.82
                                                        ========================================================================
Total return*...........................................           3.38%      8.53%      5.15%       9.41%      1.56%       6.80%
Ratios/supplemental data
Net assets, end of period (000's).......................       $364,930   $332,199   $287,172    $271,396   $255,965    $260,913
Ratios to average net assets:
 Expenses...............................................            .68%**     .69%       .69%        .69%       .69%        .62%
 Net investment income..................................           5.06%**    5.29%      5.56%       5.66%      5.86%       5.65%
Portfolio turnover rate.................................           5.29%     12.90%     19.25%      12.96%     21.73%       6.86%



Class II

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period....................         $11.95     $11.71     $11.77      $11.35
                                                        -------------------------------------------------
Income from investment operations:
 Net investment income..................................            .27        .57        .58         .49
 Net realized and unrealized gains (losses).............            .09        .34       (.05)        .41
                                                        -------------------------------------------------
Total from investment operations........................            .36        .91        .53         .90
                                                        -------------------------------------------------
Less distributions from:
 Net investment income..................................           (.27)2     (.57)      (.58)       (.48)
 Net realized gains.....................................           (.02)      (.10)      (.01)      --
                                                        -------------------------------------------------
Total distributions.....................................           (.29)      (.67)      (.59)       (.48)
                                                        -------------------------------------------------
Net asset value, end of period..........................         $12.02     $11.95     $11.71      $11.77
                                                        =================================================
Total return*...........................................           3.08%      7.97%      4.61%       8.07%
Ratios/supplemental data
Net assets, end of period (000's).......................        $18,136    $13,186     $6,674      $2,050
Ratios to average net assets:
 Expenses...............................................           1.24%**    1.25%      1.25%       1.26%**
 Net investment income..................................           4.50%**    4.72%      4.94%       5.06%**
Portfolio turnover rate.................................           5.29%     12.90%     19.25%      12.72%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. 2Includes distributions in excess of net investment income in the amount of $.001.


FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1998 (unaudited)
                                                                                                              PRINCIPAL
  Franklin Virginia Tax-Free Income Fund                                                                       AMOUNT         VALUE
  a Long Term Investments 97.5%
 Abingdon Virginia IDA, Hospital Facilities Revenue, Johnston
  Memorial Hospital, Refunding, 5.375%, 7/01/28  ....................................................... $ 5,000,000   $  5,093,900
 Albermarle County IDA Revenue,
 Martha Jefferson Hospital, Refunding, 5.875%, 10/01/13 ................................................   5,000,000      5,300,650
 University of Virginia Health Services Foundation, 6.50%, 10/01/22.....................................   1,125,000      1,216,609
 Arlington County GO, Pre-Refunded, 6.00%, 8/01/13 .....................................................   2,085,000      2,329,654
 Arlington County IDA, Hospital Facility Revenue, Arlington Hospital,
 Series A, Pre-Refunded, 7.125%, 9/01/21  ..............................................................   2,000,000      2,224,080
 Augusta County IDA Revenue, Augusta Hospital Corp. Project,
 AMBAC Insured, 6.625%, 9/01/12 ........................................................................   1,000,000      1,084,640
 Pre-Refunded, 7.00%, 9/01/21 ..........................................................................   2,000,000      2,214,060
 Augusta County Service Authority Water and Sewer Revenue, MBIA Insured, 5.00%, 11/01/24 ...............   1,400,000      1,397,872
 Bedford County GO, Series A, FGIC Insured, 5.35%, 12/15/17 ............................................   1,250,000      1,300,038
 Bedford County IDA, IDR, Nekoosa Packaging Corp. Project, Refunding, 5.60%, 12/01/25 ..................   7,000,000      7,135,660
 Blacksburg Polytechnic Institute, Sanitation Authority Sewer System Revenue, 6.25%, 11/01/12...........   1,230,000      1,315,682
 Bristol GO, MBIA Insured, 5.25%, 4/01/16...............................................................   1,025,000      1,056,375
 Chesapeake Hospital Authority Facilities Revenue, Chesapeake General Hospital, 8.20%, 7/01/05 .........   2,500,000      2,711,950
 Chesapeake IDA,
 Nursing Home Revenue, Sentara Life Care Corp. Project, 8.00%, 11/01/17.................................     230,000        236,120
 Public Facilities, Lease Revenue, Chesapeake Jail Project, MBIA Insured, 6.00%, 6/01/12 ...............   3,940,000      4,313,748
 Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 6.65%, 9/01/18 ................   5,000,000      5,616,250
 Danville COP, Social Services, Pre-Refunded, 7.625%, 4/01/13...........................................   2,000,000      2,223,960
 Danville GO, Series 1991, Pre-Refunded, 6.75%,
 2/01/10 ...............................................................................................     655,000        711,527
 2/01/11 ...............................................................................................     705,000        765,842
 Danville IDA,
 Hospital Revenue, Danville Regional Medical Center, Refunding,
 FGIC Insured, Pre-Refunded, 6.50%, 10/01/24 ...........................................................   5,000,000      5,693,100
 Solid Waste Disposal Revenue, International Paper Co., 6.50%, 3/01/19 .................................     500,000        557,265
 Fairfax County EDA,
 Parking Revenue, Huntington Metrorail, Pre-Refunded, 7.00%, 9/01/10....................................   1,000,000      1,081,070
 Resource Recovery Revenue, Ogden Martin System of Fairfax, Inc. Project, Series A, 7.75%, 2/01/11 .....   1,500,000      1,566,855
 Fairfax County IDA Revenue, Health Care, Inova Health System Project, 6.00%, 8/15/26...................   5,000,000      5,440,300
 Fairfax County IDAR, Health Care Inova Health, Refunding, Series A, 5.00%, 8/15/25.....................   5,000,000      4,912,650
 Fairfax County Redevelopment and Housing Authority, MFHR,
 Cedar Ridge Apartments, GNMA Secured, 6.30%, 12/20/27..................................................   4,700,000      5,100,393
 Paul Spring Center, Refunding, Series A, FHA Insured, 5.90%, 6/15/17...................................   1,000,000      1,074,130
 Paul Spring Center, Refunding, Series A, FHA Insured, 6.00%, 12/15/28..................................   1,000,000      1,072,850
 Fairfax County Sewer Revenue, MBIA Insured, 5.875%, 7/15/28 ...........................................   6,500,000      7,046,910
 Frederick County IDA, Lease Revenue, Government Complex Facilities Project,
 MBIA Insured, 6.50%, 12/01/09 .........................................................................   2,040,000      2,319,439
 Fredericksburg IDA, Hospital Facilities Revenue, Medicorp Health System Obligation,
 Refunding, AMBAC Insured, 5.25%,
 6/15/16 ...............................................................................................   1,860,000      1,902,929
 6/15/23 ...............................................................................................  10,000,000     10,147,300
 Front Royal and Warren County IDA Revenue, Mortgage, Heritage Hall No. 13,
 Refunding, FHA Insured, 8.25%, 7/15/05 ................................................................      25,000         25,550
 Guam Airport Authority Revenue, Refunding, Series A,
 6.375%, 10/01/10 ......................................................................................     830,000        905,621
 6.50%, 10/01/23 .......................................................................................   1,000,000      1,085,340
 Halifax County IDA, Exempt Facilities Revenue, Old Dominion Electric
  Cooperative Project, 6.50%, 12/01/12 .................................................................   3,000,000      3,248,550
 Hampton Redevelopment and Housing Authority, Senior Living
 Association Revenue, Refunding, Series A, GNMA Secured,  6.00%, 1/20/26 ...............................   1,060,000      1,136,087
 Hampton Roads Medical College General Revenue, Refunding, Series A, 6.875%, 11/15/16...................   1,500,000      1,623,465
 Hampton Roads Regional Jail Authority, Jail Facilities Revenue, Series A,
 MBIA Insured, 5.00%, 7/01/28...........................................................................  10,000,000      9,983,900
 Hanover County IDA, Hospital Revenue, Bon Secours Health Systems
  Projects, MBIA Insured, 5.50%, 8/15/25 ...............................................................   1,000,000      1,032,780
 Hanover County Water and Sewer System Revenue, MBIA Insured, 5.25%, 2/01/26............................   4,175,000      4,249,273
 Henrico County IDA Revenue, Solid Waste, Browning-Ferris Industries,
  South Atlantic, Inc., Series A, 5.875%, 3/01/17.......................................................   1,000,000      1,067,840
 Henry County IDA, Hospital Revenue, Memorial Hospital of Martinsville
 and Henry, Refunding, 6.00%, 1/01/27 ..................................................................   1,250,000      1,339,825
 Leesburg Utilities System Revenue, Refunding, MBIA Insured, 5.125%, 7/01/22............................   3,750,000      3,794,813
 Loudoun County IDA, Hospital Revenue, Loudoun Hospital Center, FSA Insured, 5.80%,
 6/01/20 ...............................................................................................   2,000,000      2,139,820
 6/01/26 ...............................................................................................   3,000,000      3,209,730

 Loudoun County Sanitation Authority, Water and Sewer Revenue,
 Refunding, FGIC Insured, 5.125%, 1/01/26............................................................... $ 3,795,000    $ 3,829,572
 Refunding, FGIC Insured, 5.125%, 1/01/30...............................................................   5,250,000      5,297,828
 Series 96, FGIC Insured, 5.25%, 1/01/26................................................................   6,500,000      6,624,085
 Series 96, FGIC Insured, 5.25%, 1/01/30................................................................   1,000,000      1,019,090
 Lynchburg IDA, Healthcare Facilities Revenue, Centra Health, Refunding, 5.20%, 1/01/28 ................   8,000,000      8,012,960
 Lynchburg Redevelopment and Housing Authority Revenue, Waldon Pond III,
 Refunding, Series A, GNMA Secured, 6.20%, 7/20/27 .....................................................   1,000,000      1,085,290
 Manassas IDA, Hospital Revenue, Prince William Hospital, Pre-Refunded, 8.125%, 4/01/19 ................     500,000        522,980
 Mecklenburg County IDA Revenue, Exempt Facility, Series A, 7.35%, 5/01/08..............................   4,500,000      4,810,635
 Medical College Hospital Authority Revenue, MBIA Insured, 5.125%, 7/01/23 .............................   4,000,000      4,019,120
 Metropolitan Washington D.C. Airports, General Airport Authority Revenue,
 Series A, 7.60%, 10/01/14..............................................................................   1,000,000      1,083,810
 Series A, 5.375%, 10/01/23 ............................................................................   3,985,000      4,073,308
 Series B, 5.75%, 10/01/20..............................................................................   6,000,000      6,331,740
 Newport News IDA, Mortgage Revenue, Mennowood Communities, Inc., Series A,
 GNMA Secured, 6.25%, 8/01/36...........................................................................   3,000,000      3,259,620
 Newport News Redevelopment and Housing Authority Revenue, Refunding,
  Series A, GNMA Secured, 5.85%, 12/20/30 ..............................................................   1,250,000      1,301,288
 Norfolk GO, MBIA Insured, Pre-Refunded, 5.75%, 6/01/14 ................................................   2,075,000      2,284,160
 Norfolk IDA Revenue,
 Children's Hospital of the Kings' Daughters, Inc., Series A, 8.375%, 6/01/12...........................      50,000         51,030
 Children's Hospital of the Kings' Group, Inc., AMBAC Insured, Pre-Refunded, 7.00%, 6/01/11 ............   3,000,000      3,308,460
 Health Care, Bon Secours Health, Series B, MBIA Insured, 5.25%, 8/15/26................................   4,000,000      4,063,160
 Medical Center Hospital Project, Series A, 7.00%, 11/01/07.............................................      20,000         20,048
 Norfolk Parking System Revenue, MBIA Insured, 5.55%, 2/01/27...........................................   4,475,000      4,676,375
 Norfolk Water Revenue,
 AMBAC Insured, 5.375%, 11/01/23 .......................................................................   1,500,000      1,535,220
 MBIA Insured, 5.875%, 11/01/20 ........................................................................   7,000,000      7,546,210
 MBIA Insured, 5.90%, 11/01/25 .........................................................................   5,900,000      6,369,227
 Northern Virginia Transportation District Commission, Commuter Rail Revenue,
 Railway Express Project, FSA Insured, Pre-Refunded,  7.00%, 7/01/05 ...................................     360,000        387,716
 Peninsula Airport Commission Revenue, Airport Improvement, 7.25%, 7/15/11..............................   1,000,000      1,086,760
 Peninsula Ports Authority,
 Coal Terminal Revenue, Coal Terminal Association Project, Refunding, 7.375%, 6/01/20...................   5,480,000      6,063,510
 Health Care Facilities Revenue, Bon Secours Health System, Refunding,
  Series A, MBIA Insured, 5.25%, 8/15/23   .............................................................   1,500,000      1,527,480
 Health System Revenue, Riverside Health System Project, Refunding, Series A, 6.625%, 7/01/18...........   6,000,000      6,540,060
 Hospital Facility Revenue, Whittaker Memorial Hospital Project, Refunding,
 FHA Insured, 8.70%, 8/01/23............................................................................      50,000         50,875
 Portsmouth, FGIC Insured, 5.25%, 8/01/21 ..............................................................   1,000,000      1,020,090
 Puerto Rico Commonwealth Highway and Transportation Authority, Highway
 Revenue, Series Y, Pre-Refunded, 6.00%, 7/01/22 .......................................................   2,000,000      2,266,760
 Puerto Rico Commonwealth Highway Authority Revenue, Series Q, Pre-Refunded, 8.00%, 7/01/18.............   1,000,000      1,096,380
 Puerto Rico Commonwealth IDC, General Purpose Revenue, Series B, 5.375%, 7/01/16 ......................   2,800,000      2,896,236
 Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
 7.90%, 7/01/07.........................................................................................     100,000        103,293
 7.75%, 7/01/08.........................................................................................     350,000        357,963
 Puerto Rico Electric Power Authority, Power Revenue,
 Refunding, Series Z, 5.25%, 7/01/21....................................................................   1,500,000      1,518,765
 Series P, Pre-Refunded, 7.00%, 7/01/21.................................................................   1,500,000      1,659,975
 Puerto Rico HFC Revenue,
 MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ............................................................   2,055,000      2,152,633
 Sixth Portfolio, Section 8 Assisted, FHA Mortgage Insured, Pre-Refunded, 7.75%, 12/01/26 ..............      20,000         24,785
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22........................     200,000        211,504
 Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue,
 Baxter Travenol Labs, Inc., Series A, 8.00%, 9/01/12 ..................................................     300,000        309,900
 Upjohn Co. Project, 7.50%, 12/01/23 ...................................................................     250,000        259,903
 Puerto Rico Telephone Authority Revenue, Refunding, Series L, 6.125%, 1/01/22 .........................   5,000,000      5,315,150
 Richmond Metropolitan Authority, Expressway Revenue,
 Refunding, Series A, FGIC Insured, Pre-Refunded, 6.375%, 7/15/16.......................................   2,500,000      2,765,875
 Series B, FGIC Insured, 6.25%, 7/15/22.................................................................   5,000,000      5,398,650
 South Boston IDA Revenue, Halifax-Community Hospital, Inc. Project,
  Pre-Refunded, 7.375%, 9/01/11 ........................................................................   4,250,000      4,749,588

 Spotsylvania County Water and Sewer System Revenue,
 MBIA Insured, 5.25%, 6/01/22 .......................................................................... $ 5,500,000    $ 5,621,990
 GO, MBIA Insured, 5.40%, 6/01/27.......................................................................   8,800,000      9,081,776
 Staunton IDA, Facilities Revenue, Mary Baldwin College,
 Series B, Pre-Refunded, 8.00%, 11/01/17................................................................     895,000        998,560
 Suffolk IDA Revenue, Louise Obici Memorial Hospital, Pre-Refunded, 7.875%, 1/01/05.....................     275,000        284,323
 Tazewell County IDA, Lease Revenue, Courthouse Project, MBIA Insured,
 5.25%, 1/01/17.........................................................................................   1,250,000      1,283,000
 5.30%, 1/01/27.........................................................................................     500,000        511,545
 Virgin Islands Public Finance Authority Revenue, Senior Lien,
   Fund Loan Notes, Refunding, Series A, 5.50%,
 10/01/15 ..............................................................................................   1,500,000      1,538,565
 10/01/18 ..............................................................................................   1,500,000      1,525,095
 Virginia College Building Authority, Educational Facilities Revenue,
 Marymount University Project, 7.00%, 7/01/22 ..........................................................   1,750,000      1,905,138
 Twenty-first Century College Program, 5.25%, 8/01/16 ..................................................   1,000,000      1,026,380
 Washington & Lee University, Pre-Refunded, 5.75%, 1/01/19 .............................................   2,295,000      2,511,419
 Washington & Lee University, Refunding, 5.75%, 1/01/19 ................................................      50,000         53,188
 Washington & Lee University Project, Refunding, Pre-Refunded, 5.80%, 1/01/24 ..........................   3,500,000      3,838,345
 Virginia Polytechnic Institute Revenue, Dormitory and Dining Hall, BIG Insured, 7.00%, 6/01/09 ........     900,000        938,988
 Virginia Port Authority Revenue, MBIA Insured, 5.50%, 7/01/24 .........................................   4,250,000      4,393,353
 Virginia State HDA,
 Commonwealth Mortgage, Series A, 7.10%, 1/01/17........................................................   1,000,000      1,063,700
 Commonwealth Mortgage, Series A, 7.15%, 1/01/33........................................................   4,440,000      4,729,488
 Commonwealth Mortgage, Series A, Sub Series A-1, 8.10%, 1/01/17........................................       5,000          5,084
 Commonwealth Mortgage, Series B, Sub Series B-3, 6.80%, 1/01/27........................................   2,000,000      2,114,400
 Commonwealth Mortgage, Series B, Sub Series B-3, 7.375%, 7/01/17.......................................      45,000         46,840
 Commonwealth Mortgage, Series B, Sub Series B-4, 6.55%, 1/01/27........................................   2,000,000      2,105,640
 Commonwealth Mortgage, Series B, Sub Series B-4, 6.85%, 7/01/17........................................   5,000,000      5,200,750
 Commonwealth Mortgage, Series C, Sub-Series C-3, 6.00%, 1/01/17........................................   2,000,000      2,144,000
 Commonwealth Mortgage, Series D, Sub Series D-1, 6.40%, 7/01/17........................................   4,745,000      5,106,379
 Commonwealth Mortgage, Series D, Sub Series D-2, 7.35%, 7/01/17........................................     155,000        158,181
 Commonwealth Mortgage, Series H, Sub Series H-2, 6.55%, 1/01/17........................................   1,000,000      1,088,630
 MF Housing, Series C, 5.30%, 11/01/16 .................................................................   2,830,000      2,883,204
 MF Housing, Series C, 5.30%, 11/01/17..................................................................   2,980,000      3,027,889
 MF Housing, Series F, 7.10%, 5/01/13...................................................................   9,000,000      9,594,540
 MF Housing, Series H, 5.55%, 5/01/15 ..................................................................   2,000,000      2,055,200
 Virginia State Resources Authority,
 Sewer System Revenue, Harrisonburg Rockingham Region, Refunding,
 Series A, Pre-Refunded, 6.00%, 5/01/22 ................................................................   1,000,000      1,082,010
 Water and Sewer System Revenue, Lot #7, Rapidan Service Authority,
  Pre-Refunded, 7.125%, 10/01/16 .......................................................................   1,000,000      1,032,710
 Water and Sewer System Revenue, Pooled Loan Program, Series A, 7.35%, 11/01/16.........................     400,000        408,028
 Water and Sewer System Revenue, Pooled Loan Program, Series A, 7.45%, 11/01/16.........................     100,000        102,023
 Water and Sewer System Revenue, Pooled Loan Program, Series A, Pre-Refunded, 7.35%, 11/01/16...........     190,000        201,844
 Water and Sewer System Revenue, Pooled Loan Program, Series A, Pre-Refunded, 7.85%, 11/01/17...........     100,000        104,785
 Water and Sewer System Revenue, Rapidan Service Authority, Refunding, 5.30%, 10/01/18..................   1,610,000      1,660,312
 Water System Revenue, Refunding, Series A, 6.125%, 4/01/19.............................................   1,000,000      1,038,050
 Water System Revenue, Series 1988, Pre-Refunded, 7.875%, 10/01/18 .....................................      85,000         86,980
 Virginia State Transportation Board, Transportation Contract Revenue,
  U. S. Route 28 Project, Refunding, 6.50%, 4/01/18 ....................................................   9,000,000      9,738,720
 Washington County IDA,
 College Facilities Revenue, Emory and Henry College Project, 6.375%, 4/01/23 ..........................   3,295,000      3,487,526
 Hospital Facilities Revenue, First Mortgage, Johnston Memorial Hospital,
 Pre-Refunded, 7.00%, 7/01/22 ..........................................................................   3,000,000      3,376,980
 West Point IDA, Solid Waste Disposal Revenue, Chesapeake Corp. Project,
  Refunding, Series B, 6.25%, 3/01/19  .................................................................   5,450,000      5,897,935
 Winchester IDA, Educational Facilities Revenue, First Mortgage, Shenandoah University Project,
 Asset Guaranteed, Refunding, 6.80%, 10/01/24 ..........................................................   2,000,000      2,237,460
 MBIA Insured, 5.25%, 10/01/28 .........................................................................   6,000,000      6,129,060
                                                                                                                      --------------
 Total Long Term Investments (Cost $348,504,847)........................................................                373,315,482
                                                                                                                      --------------
aShort Term Investments 1.0%
 Alexandria Virginia Redevelopment & Housing Authority, Residential Care Facility Revenue,
 Multi-Mode-First Mortgage-Goodwin-B,
  Daily VRDN and Put, 3.30%, 10/01/06 ..................................................................     600,000        600,000
 Campbell County Industrial Development Authority Revenue, Exempt Facility,
 Hadson Power 12-A, Daily VRDN and Put, 3.60%, 4/01/15 .................................................     200,000        200,000
 Hopewell IDAR, Exempt Facility-Hadson Power 13, Series A, Daily VRDN and Put, 3.60%, 4/01/15 .......... $ 1,200,000    $ 1,200,000
 King George County Virginia IDA, Exempt Facility Revenue, Birchwood Power
  Partners, Series A, Daily VRDN and Put, 3.40%, 10/01/24 ..............................................     300,000        300,000
 Petersburg Hospital Authority Revenue, Hospital Facility, Southside Regional,
 Daily VRDN and Put, 3.30%, 7/01/17.....................................................................     400,000        400,000
 Puerto Rico Commonwealth Government Development Bank, Refunding,
  MBIA Insured, Weekly VRDN and Put, 2.50%, 12/01/15 ...................................................     200,000        200,000
 Puerto Rico Commonwealth Highway and Transportation Authority,
 Transportation Revenue, Series A, AMBAC Insured,
  Weekly VRDN and Put, 2.75%, 7/01/28...................................................................     600,000        600,000
 Southhampton County IDA Revenue, Various Exempt Facilities, Hadson Power,
 Series 11-A, Daily VRDN and Put, 3.60%, 4/01/15........................................................     400,000        400,000
                                                                                                                      --------------
 Total Short Term Investments (Cost $3,900,000) ........................................................                  3,900,000
                                                                                                                      --------------
 Total Investments (Cost $352,404,847) 98.5%............................................................                377,215,482
 Other Assets, less Liabilities 1.5% ...................................................................                  5,850,412
                                                                                                                      --------------
 Net Assets 100.0% .....................................................................................               $383,065,894
                                                                                                                      ==============

See glossary of terms on page 113.


aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1998 (unaudited)


Glossary of Terms
ACES     - Adjustable Convertible Exempt Securities
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).
CDA      - Community Development Authority/Agency
COP      - Certificate of Participation
DATES    - Demand Adjustable Tax-Exempt Securities
EDA      - Economic Development Authority
EDC      - Economic Development Corp.
EDR      - Economic Development Revenue
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assistance (some of the securities shown as FSA
           Insured by Capital Guaranty Insurance Co. (CGIC) which
           was acquired by FSA in 1995 and no longer does business under this name).
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority/Agency
HDC      - Housing Development Corp.
HFA      - Housing Finance Authority/Agency
HFC      - Housing Finance Corp.
HMR      - Home Mortgage Revenue
IDA      - Industrial Development Authority/Agency
IDAR     - Industrial Development Authority Revenue
IDB      - Industrial Development Board
IDBR     - Industrial Development Board Revenue
IDC      - Industrial Development Corp.
IDR      - Industrial Development Revenue
ISD      - Independent School District
L.P.     - Limited Partnership
MAC      - Municipal Assistance Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
MBS      - Mortgage Backed Securities
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
MUD      - Municipal Utility District
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PFC      - Public Finance Corp.
PSF      - Permanent School Fund
RDA      - Redevelopment Authority/Agency
SF       - Single Family
SFHR     - Single Family Housing Revenue
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
SFR      - Single Family Revenue
VA       - Veterans Administration
VHA      - Volunteer Hospital of America
VRDN     - Variable Rate Demand Notes



FRANKLIN TAX-FREE TRUST
Financial Statements

Statements of Assets and Liabilities
August 31, 1998 (unaudited)

                                          FRANKLIN           FRANKLIN           FRANKLIN          FRANKLIN           FRANKLIN
                                      ALABAMA TAX-FREE   FLORIDA TAX-FREE   GEORGIA TAX-FREE  KENTUCKY TAX-FREE LOUISIANA TAX-FREE
                                         INCOME FUND        INCOME FUND        INCOME FUND       INCOME FUND        INCOME FUND
                                        -----------------------------------------------------------------------------------------
Assets:
 Investments in securities:
Cost ................................... $226,067,654     $1,601,832,708       $161,969,738        $55,671,004       $144,696,955
                                        -----------------------------------------------------------------------------------------
Value ..................................  237,376,121      1,731,548,065        172,202,416         59,491,447        154,625,365
 Cash...................................      852,537             38,802             51,858            368,140            118,194
 Receivables:
Investment securities sold .............      100,000          2,562,900            122,257                 --                 --
Capital shares sold ....................    2,306,035          6,613,966          1,087,040             45,237            102,450
Interest................................    4,038,218         30,394,038          2,393,304            857,466          2,519,268
                                        -----------------------------------------------------------------------------------------
Total assets............................  244,672,911      1,771,157,771        175,856,875         60,762,290        157,365,277
                                        -----------------------------------------------------------------------------------------
Liabilities:
 Payables:
Investment securities purchased ........    1,983,680          2,516,472                 --                 --            968,847
Capital shares redeemed.................       59,780          2,668,563            125,083                 --                 --
Affiliates..............................      178,507          1,122,427            141,665             20,127            116,440
Shareholders............................      227,244          1,709,316            160,324             49,139            130,437
 Distributions to shareholders..........      339,698          2,461,660            254,815             84,363            219,072
 Other liabilities .....................        5,772             28,719              7,616                 --              2,959
                                        -----------------------------------------------------------------------------------------
Total liabilities ......................    2,794,681         10,507,157            689,503            153,629          1,437,755
                                        -----------------------------------------------------------------------------------------
 Net assets, at value................... $241,878,230     $1,760,650,614       $175,167,372        $60,608,661       $155,927,522
                                        =========================================================================================
Net assets consist of:
 Undistributed net investment income....          $--                $--                $--           $ 12,025           $ 37,061
 Accumulated distributions in excess of
 net investment income..................     (134,523)        (1,637,949)          (101,241)                --                 --
 Net unrealized appreciation............   11,308,467        129,715,357         10,232,678          3,820,443          9,928,410
 Accumulated net realized gain (loss) ..      658,890          1,752,537            548,431           (810,143)        (1,421,973)
 Capital shares.........................  230,045,396      1,630,820,669        164,487,504         57,586,336        147,384,024
                                        -----------------------------------------------------------------------------------------
 Net assets, at value................... $241,878,230     $1,760,650,614       $175,167,372        $60,608,661       $155,927,522
                                        =========================================================================================
Class I:
 Net assets, at value................... $229,793,065     $1,693,327,325       $160,933,968        $60,608,661       $148,021,541
                                        =========================================================================================
 Shares outstanding.....................   19,510,391        141,789,967         13,231,975          5,246,917         12,705,076
                                        =========================================================================================
 Net asset value per share*.............       $11.78             $11.94             $12.16             $11.55             $11.65
                                        =========================================================================================
 Maximum offering price per share
 (net asset value per share / 95.75%) ..       $12.30             $12.47             $12.70             $12.06             $12.17
                                        =========================================================================================
Class II:
 Net assets, at value................... $ 12,085,165       $ 67,323,289       $ 14,233,404                $--        $ 7,905,981
                                        =========================================================================================
 Shares outstanding.....................    1,020,944          5,592,708          1,163,713                 --            674,561
                                        =========================================================================================
 Net asset value per share*.............       $11.84             $12.04             $12.23                $--             $11.72
                                        =========================================================================================
 Maximum offering price per share
 (net asset value per share / 99.00%) ..       $11.96             $12.16             $12.35                $--             $11.84
                                        =========================================================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
August 31, 1998 (unaudited)

                                            FRANKLIN           FRANKLIN           FRANKLIN          FRANKLIN           FRANKLIN
                                            MARYLAND           MISSOURI        NORTH CAROLINA         TEXAS            VIRGINIA
                                            TAX-FREE           TAX-FREE           TAX-FREE          TAX-FREE           TAX-FREE
                                           INCOME FUND        INCOME FUND        INCOME FUND       INCOME FUND        INCOME FUND
                                         ------------------------------------------------------------------------------------------
Assets:
 Investments in securities:
Cost ....................................  $230,108,420       $327,705,036       $321,578,794       $122,427,411       $352,404,847
                                         ==========================================================================================
Value ...................................   246,288,075        351,110,832        344,079,426        131,344,247        377,215,482
 Cash....................................       288,993            226,210            823,966             23,428             50,014
 Receivables:
Investment securities sold ..............            --            130,250             50,000             61,800                 --
Capital shares sold .....................       342,125            693,301            278,935             46,048          1,876,244
Interest.................................     3,830,389          5,090,052          5,354,362          1,906,338          5,534,468
                                         ------------------------------------------------------------------------------------------
Total assets.............................   250,749,582        357,250,645        350,586,689        133,381,861        384,676,208
                                         ------------------------------------------------------------------------------------------
Liabilities:
 Payables:
Investment securities purchased..........            --          1,849,782                 --                 --                 --
Capital shares redeemed..................        91,088            168,560              2,941            110,681            416,001
Affiliates...............................       190,765            230,653            271,601             97,523            244,996
Shareholders.............................       240,472            295,336            269,520            150,044            434,821
 Distributions to shareholders...........       334,689            481,650            465,331            184,602            512,623
 Other liabilities.......................         1,177              8,372              2,825              4,768              1,873
                                         ------------------------------------------------------------------------------------------
Total liabilities........................       858,191          3,034,353          1,012,218            547,618          1,610,314
                                         ------------------------------------------------------------------------------------------
 Net assets, at value....................  $249,891,391       $354,216,292       $349,574,471       $132,834,243       $383,065,894
                                         ==========================================================================================
Net assets consist of:
 Undistributed net investment income.....           $--          $ 367,831           $ 83,049                $--                $--
 Accumulated distributions in excess of
 net investment income...................      (102,713)                --                 --           (147,341)           (32,021)
 Net unrealized appreciation.............    16,179,655         23,405,796         22,500,632          8,916,836         24,810,635
 Accumulated net realized gain (loss) ...       270,540            380,084           (586,416)           709,103            230,830
 Capital shares..........................   233,543,909        330,062,581        327,577,206        123,355,645        358,056,450
                                         ------------------------------------------------------------------------------------------
 Net assets, at value....................  $249,891,391       $354,216,292       $349,574,471       $132,834,243       $383,065,894
                                         ==========================================================================================
Class I:
 Net assets, at value....................  $235,218,791       $338,641,816       $320,121,430       $129,173,991       $364,929,687
                                         ==========================================================================================
 Shares outstanding......................    20,060,684         27,656,732         26,229,199         11,162,409         30,542,743
                                         ==========================================================================================
 Net asset value per share*..............        $11.73             $12.24             $12.20             $11.57             $11.95
                                         ==========================================================================================
 Maximum offering price per share
 (net asset value per share / 95.75%)....        $12.25             $12.78             $12.74             $12.08             $12.48
                                         ==========================================================================================
Class II:
 Net assets, at value....................  $ 14,672,600       $ 15,574,476       $ 29,453,041        $ 3,660,252       $ 18,136,207
                                         ==========================================================================================
 Shares outstanding......................     1,241,763          1,267,536          2,398,364            312,524          1,508,213
                                         ==========================================================================================
 Net asset value per share*..............        $11.82             $12.29             $12.28             $11.71             $12.02
                                         ==========================================================================================
 Maximum offering price per share
 (net asset value per share / 99.00%)....        $11.94             $12.41             $12.40             $11.83             $12.14
                                         ==========================================================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Operations
for the six months ended August 31, 1998 (unaudited)

                                          FRANKLIN           FRANKLIN           FRANKLIN          FRANKLIN           FRANKLIN
                                       ALABAMA TAX-FREE   FLORIDA TAX-FREE   GEORGIA TAX-FREE  KENTUCKY TAX-FREE LOUISIANA TAX-FREE
                                         INCOME FUND        INCOME FUND        INCOME FUND       INCOME FUND        INCOME FUND
                                         ------------------------------------------------------------------------------------------
Investment income:
 Interest..............................   $6,911,848        $50,646,450         $4,789,884         $1,589,113         $4,395,348
                                       -----------------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3)..............      645,457          4,012,459            478,567            179,801            434,992
 Distribution fees (Note 3)............
  Class I .............................      103,023            764,772             75,483             29,244             63,545
  Class II ............................       33,671            197,816             37,122                 --             20,158
 Transfer agent fees (Note 3)..........       38,314            248,721             34,896             10,638             24,752
 Custodian fees .......................        1,063              8,679                672                257                646
 Reports to shareholders...............       20,158            116,777             13,629              4,469             10,521
 Registration and filing fees .........        2,877             33,417              3,193                980              5,132
 Professional fees.....................        2,609             19,890              2,541              1,160              1,974
 Trustees' fees and expenses...........        1,587              8,734              1,097                409              1,000
 Other.................................        4,554             38,314              6,340              4,967              5,322
                                       -----------------------------------------------------------------------------------------
Total expenses.........................      853,313          5,449,579            653,540            231,925            568,042
 Expenses waived/paid by affiliate
 (Note 3)..............................           --                 --                 --           (131,466)                --
                                       -----------------------------------------------------------------------------------------
 Net expenses..........................      853,313          5,449,579            653,540            100,459            568,042
                                       -----------------------------------------------------------------------------------------
  Net investment income ...............    6,058,535         45,196,871          4,136,344          1,488,654          3,827,306
                                       -----------------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain from investments ...      659,855          2,479,692            548,944            110,398             32,508
 Net unrealized appreciation
 (depreciation)
on investments ........................   (4,057,124)         9,230,312            348,469            445,131            655,252
                                       -----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)   (3,397,269)        11,710,004            897,413            555,529            687,760
                                       -----------------------------------------------------------------------------------------
Net increase in net assets resulting
 from operations.......................   $2,661,266        $56,906,875         $5,033,757         $2,044,183         $4,515,066
                                       =========================================================================================


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Operations (cont.)
for the six months ended August 31, 1998 (unaudited)

                                             FRANKLIN           FRANKLIN           FRANKLIN          FRANKLIN           FRANKLIN
                                             MARYLAND           MISSOURI        NORTH CAROLINA         TEXAS            VIRGINIA
                                             TAX-FREE           TAX-FREE           TAX-FREE          TAX-FREE           TAX-FREE
                                            INCOME FUND        INCOME FUND        INCOME FUND       INCOME FUND        INCOME FUND
Investment income:
 Interest...................................  $6,744,502        $ 9,621,396        $ 9,469,556         $3,936,031        $10,318,254
                                            ----------------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..................     653,834            883,270            875,936            391,816            940,546
 Distribution fees (Note 3)
  Class I ..................................     110,045            149,959            149,325             54,669            160,130
  Class II .................................      40,550             40,641             82,580              9,269             49,446
 Transfer agent fees (Note 3)...............      52,597             72,546             63,461             27,188             72,007
 Custodian fees ............................       1,091              1,596              1,500                724              1,771
 Reports to shareholders....................      21,628             29,442             23,843             10,341             27,250
 Registration and filing fees ..............       3,940              7,039              3,208              7,032              2,885
 Professional fees..........................       2,813              4,350              4,133              2,098              4,745
 Trustees' fees and expenses................       1,503              2,023              1,982                928              2,123
 Other......................................       5,808             11,644              8,957              6,644             10,785
                                            ----------------------------------------------------------------------------------------
Total expenses..............................     893,809          1,202,510          1,214,925            510,709          1,271,688
                                            ----------------------------------------------------------------------------------------
 Net investment income .....................   5,850,693          8,418,886          8,254,631          3,425,322          9,046,566
                                            ----------------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain from investments ........     269,792            381,656            793,267            710,587            232,920
 Net unrealized appreciation
(depreciation)
 on investments ............................   1,953,707          1,203,769          1,963,291           (157,773)         2,941,375
                                            ----------------------------------------------------------------------------------------
Net realized and unrealized gain ...........   2,223,499          1,585,425          2,756,558            552,814          3,174,295
                                            ----------------------------------------------------------------------------------------
Net increase in net assets resulting
 from operations............................  $8,074,192        $10,004,311        $11,011,189         $3,978,136        $12,220,861
                                            ========================================================================================


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended August 31, 1998 (unaudited) and the year ended February 28, 1998

                                   FRANKLIN ALABAMA                  FRANKLIN FLORIDA                    FRANKLIN GEORGIA
                                 TAX-FREE INCOME FUND              TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                               SIX MONTHS          YEAR           SIX MONTHS          YEAR           SIX MONTHS          YEAR
                                ENDED            ENDED             ENDED            ENDED             ENDED            ENDED
                             AUGUST 31, 1998 FEBRUARY 28, 1998  AUGUST 31, 1998 FEBRUARY 28, 1998  AUGUST 31, 1998 FEBRUARY 28, 1998
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....    $ 6,058,535     $ 11,383,019     $ 45,196,871     $ 86,115,157       $ 4,136,344       $ 7,829,673
  Net realized gain
 from investments...........        659,855        1,367,201        2,479,692        3,659,832           548,944         1,121,637
Net unrealized appreciation
 (depreciation) on
 investments................     (4,057,124)       5,167,385        9,230,312       37,696,255           348,469         2,137,360
                            ------------------------------------------------------------------------------------------------------
Net increase in net
 assets resulting
 from operations............      2,661,266       17,917,605       56,906,875      127,471,244         5,033,757        11,088,670
 Distributions to
  shareholders from:
   Net investment income:
  Class I ..................     (5,834,888)     (11,265,935)     (43,789,287)     (85,826,824)       (3,883,300)       (7,567,564)
Class II ...................       (251,676)        (367,384)      (1,407,584)      (1,948,786)         (253,044)         (284,878)
 In excess of net
 investment income:
 Class I ...................       (128,967)              --         (256,987)      (1,333,610)          (81,358)          (21,182)
 Class II ..................         (5,556)              --           (8,261)         (39,091)           (5,302)               --
 Net realized gains:
Class I ....................       (293,895)      (1,673,585)              --               --          (189,771)               --
Class II ...................        (14,771)         (63,191)              --               --           (14,701)               --
                            ------------------------------------------------------------------------------------------------------
 Total distributions to
 shareholders...............     (6,529,753)     (13,370,095)     (45,462,119)     (89,148,311)       (4,427,476)       (7,873,624)
 Capital share transactions:
  (Note 2)
 Class I ...................     16,513,860       19,138,051       32,274,786      154,783,628        10,747,073         6,663,292
 Class II ..................      2,781,332        3,617,627       10,835,594       31,346,278         5,065,057         4,483,272
                            ------------------------------------------------------------------------------------------------------
 Total capital share
transactions................     19,295,192       22,755,678       43,110,380      186,129,906        15,812,130        11,146,564
Net increase in
 net assets.................     15,426,705       27,303,188       54,555,136      224,452,839        16,418,411        14,361,610
Net assets:
 Beginning of period........    226,451,525      199,148,337    1,706,095,478    1,481,642,639       158,748,961       144,387,351
                            ------------------------------------------------------------------------------------------------------
 End of period..............   $241,878,230     $226,451,525   $1,760,650,614   $1,706,095,478      $175,167,372      $158,748,961
                            ======================================================================================================
Undistributed net investment
 income (accumulated
distributions in excess
of net investment income)
included in net assets:
End of period...............     $ (134,523)        $ 28,029     $ (1,637,949)    $ (1,372,701)       $ (101,241)        $ (14,581)
                            ======================================================================================================


FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1998 (unaudited) and the year ended February 28, 1998

                                    FRANKLIN KENTUCKY              FRANKLIN LOUISIANA                   FRANKLIN MARYLAND
                                  TAX-FREE INCOME FUND            TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                               SIX MONTHS          YEAR         SIX MONTHS          YEAR           SIX MONTHS          YEAR
                                 ENDED            ENDED           ENDED            ENDED             ENDED            ENDED
                            AUGUST 31, 1998 FEBRUARY 28, 1998 UGUST 31, 1998 FEBRUARY 28, 1998  AUGUST 31, 1998 FEBRUARY 28, 1998
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income.......    $ 1,488,654      $ 2,613,916    $ 3,827,306      $ 6,898,866       $ 5,850,693      $ 10,725,033
Net realized gain
 from investments...........        110,398          224,890         32,508          999,780           269,792           545,277
 Net unrealized appreciation
 on investments.............        445,131        1,505,198        655,252        2,382,871         1,953,707         5,243,088
                            ----------------------------------------------------------------------------------------------------
Net increase in net
 assets resulting
 from operations............      2,044,183        4,344,004      4,515,066       10,281,517         8,074,192        16,513,398
 Distributions to
  shareholders from:
 Net investment income:
Class I ....................     (1,499,750)      (2,620,364)    (3,819,063)      (6,832,628)       (5,576,224)      (10,413,553)
Class II ...................             --               --       (146,815)        (185,379)         (274,469)         (352,414)
 In excess of net
investment income:
 Class I ...................             --               --             --               --           (56,345)          (45,566)
 Class II ..................             --               --             --               --            (2,773)               --
 Net realized gains:
Class I ....................             --               --             --               --          (273,459)               --
Class II ...................             --               --             --               --           (16,028)               --
                            ----------------------------------------------------------------------------------------------------
 Total distributions
to shareholders.............     (1,499,750)      (2,620,364)    (3,965,878)      (7,018,007)       (6,199,298)      (10,811,533)
 Capital share transactions:
(Note 2)
 Class I ...................      5,853,498        8,198,426     12,591,050       18,779,995        20,452,884        22,298,675
 Class II ..................             --               --      3,396,701        1,361,804         4,044,362         5,199,913
                            ----------------------------------------------------------------------------------------------------
 Total capital share
transactions................      5,853,498        8,198,426     15,987,751       20,141,799        24,497,246        27,498,588
Net increase in
 net assets.................      6,397,931        9,922,066     16,536,939       23,405,309        26,372,140        33,200,453
Net assets:
 Beginning of period........     54,210,730       44,288,664    139,390,583      115,985,274       223,519,251       190,318,798
                            ----------------------------------------------------------------------------------------------------
 End of period..............    $60,608,661      $54,210,730   $155,927,522     $139,390,583      $249,891,391      $223,519,251
                            ====================================================================================================
Undistributed net investment
 income (accumulated
distributions in excess
of net investment income)
included in net assets:
End of period...............       $ 12,025         $ 23,121       $ 37,061        $ 175,633        $ (102,713)        $ (43,595)
                            =====================================================================================================



FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1998 (unaudited) and the year ended February 28, 1998

                                                                   FRANKLIN MISSOURI                    FRANKLIN NORTH CAROLINA
                                                                 TAX-FREE INCOME FUND                    TAX-FREE INCOME FUND
                                                             SIX MONTHS          YEAR               SIX MONTHS          YEAR
                                                                ENDED            ENDED                 ENDED            ENDED
                                                           AUGUST 31, 1998 FEBRUARY 28, 1998      AUGUST 31, 1998 FEBRUARY 28, 1998
                                                           ------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ....................................    $ 8,418,886     $ 15,507,424           $ 8,254,631      $ 15,161,836
Net realized gain from investments .......................        381,656        1,728,020               793,267         1,738,033
Net unrealized appreciation on investments ...............      1,203,769        9,244,449             1,963,291         7,658,995
                                                          ------------------------------------------------------------------------
Net increase in net assets resulting from operations .....     10,004,311       26,479,893            11,011,189        24,558,864
 Distributions to shareholders from:
Net investment income:
 Class I .................................................     (8,253,921)     (15,241,932)           (7,769,016)      (14,484,337)
 Class II ................................................       (284,437)        (326,894)             (559,365)         (658,410)
  Net realized gains:
 Class I .................................................       (827,852)      (1,036,132)                   --                --
 Class II ................................................        (33,944)         (28,341)                   --                --
                                                          ------------------------------------------------------------------------
 Total distributions to shareholders .....................     (9,400,154)     (16,633,299)           (8,328,381)      (15,142,747)
 Capital share transactions: (Note 2)
  Class I ................................................     30,033,705       28,895,509            20,289,613        27,492,884
  Class II ...............................................      5,488,874        5,488,123             9,153,118         9,954,454
                                                          ------------------------------------------------------------------------
 Total capital share transactions.........................     35,522,579       34,383,632            29,442,731        37,447,338
Net increase in net assets................................     36,126,736       44,230,226            32,125,539        46,863,455
Net assets:
 Beginning of period......................................    318,089,556      273,859,330           317,448,932       270,585,477
                                                          ------------------------------------------------------------------------
 End of period............................................   $354,216,292     $318,089,556          $349,574,471      $317,448,932
                                                          ========================================================================
Undistributed net investment income included in net assets:
  End of period...........................................      $ 367,831        $ 487,303              $ 83,049         $ 156,799
                                                          ========================================================================


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1998 (unaudited) and the year ended February 28, 1998

                                                                       FRANKLIN TEXAS                     FRANKLIN VIRGINIA
                                                                    TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                                SIX MONTHS          YEAR           SIX MONTHS          YEAR
                                                                   ENDED            ENDED             ENDED            ENDED
                                                              AUGUST 31, 1998 FEBRUARY 28, 1998  AUGUST 31, 1998 FEBRUARY 28, 1998
                                                              --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.......................................   $ 3,425,322      $ 7,003,510       $ 9,046,566      $ 16,760,495
  Net realized gain from investments..........................       710,587        1,689,323           232,920         2,402,402
  Net unrealized appreciation (depreciation) on investments ..      (157,773)       2,206,546         2,941,375         6,947,724
                                                              -------------------------------------------------------------------
Net increase in net assets resulting from operations .........     3,978,136       10,899,379        12,220,861        26,110,621
 Distributions to shareholders from:
  Net investment income:
 Class I .....................................................    (3,361,010)      (6,995,404)       (8,895,391)      (16,626,624)
 Class II ....................................................       (64,312)         (60,074)         (345,590)         (473,087)
  In excess of net investment income:
 Class I .....................................................       (23,498)        (123,177)          (30,823)               --
 Class II ....................................................          (480)            (186)           (1,198)               --
  Net realized gains:
 Class I .....................................................    (1,653,883)        (344,573)         (526,083)       (2,622,841)
 Class II ....................................................       (36,397)          (3,045)          (24,239)          (87,981)
                                                              --------------------------------------------------------------------
 Total distributions to shareholders .........................    (5,139,580)      (7,526,459)       (9,823,324)      (19,810,533)
 Capital share transactions: (Note 2)
  Class I ....................................................      (257,201)         628,778        30,456,254        38,943,306
  Class II ...................................................     1,599,619        1,299,563         4,826,625         6,296,146
                                                              -------------------------------------------------------------------
 Total capital share transactions.............................     1,342,418        1,928,341        35,282,879        45,239,452
Net increase in net assets....................................       180,974        5,301,261        37,680,416        51,539,540
Net assets:
 Beginning of period..........................................   132,653,269      127,352,008       345,385,478       293,845,938
                                                              -------------------------------------------------------------------
 End of period................................................  $132,834,243     $132,653,269      $383,065,894      $345,385,478
                                                              ===================================================================
Undistributed net investment income (accumulated distributions in excess of net investment income) included in net assets:
End of period.................................................    $ (147,341)      $ (123,363)        $ (32,021)        $ 194,415
                                                              ===================================================================


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-eight separate series (the Funds). All Funds included in this report are diversified except the Franklin Maryland Tax-Free Income Fund. The Funds' investment objectives are to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

d. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST


The Funds, except the Franklin Kentucky Tax-Free Income Fund, offer two classes of shares: Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At August 31, 1998, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:




                                                                         FRANKLIN ALABAMA                FRANKLIN FLORIDA
                                                                       TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                                      SHARES          AMOUNT          SHARES         AMOUNT
CLASS I SHARES:
Six months ended August 31, 1998
 Shares sold.................................................       2,113,240      $24,935,060     10,772,094      $127,605,938
 Shares issued in reinvestment of distributions..............         233,579        2,754,865      1,041,717        12,340,858
 Shares redeemed.............................................        (946,553)     (11,176,065)    (9,092,818)     (107,672,010)
                                                             -------------------------------------------------------------------
Net increase.................................................       1,400,266      $16,513,860      2,720,993      $ 32,274,786
                                                             ==================================================================
Year ended February 28, 1998
 Shares sold.................................................       2,766,059      $32,748,491     30,212,848      $353,306,324
 Shares issued in reinvestment of distributions..............         475,292        5,629,619      2,010,605        23,484,183
 Shares redeemed.............................................      (1,626,797)     (19,240,059)   (18,970,452)     (222,006,879)
                                                             -------------------------------------------------------------------
Net increase.................................................       1,614,554      $19,138,051     13,253,001      $154,783,628
                                                             ==================================================================
Class II Shares:
Six months ended August 31, 1998
 Shares sold.................................................         283,175      $ 3,360,193      1,345,370      $ 16,064,113
 Shares issued in reinvestment of distributions..............          12,323          145,940         63,095           753,390
 Shares redeemed.............................................         (61,302)        (724,801)      (501,631)       (5,981,909)
                                                             -------------------------------------------------------------------
Net increase.................................................         234,196      $ 2,781,332        906,834      $ 10,835,594
                                                             ==================================================================
Year ended February 28, 1998
 Shares sold.................................................         390,828      $ 4,643,941      3,083,120      $ 36,239,035
 Shares issued in reinvestment of distributions..............          18,074          215,421         93,070         1,097,230
 Shares redeemed.............................................        (104,751)      (1,241,735)      (508,837)       (5,989,987)
                                                             -------------------------------------------------------------------
Net increase.................................................         304,151      $ 3,617,627      2,667,353      $ 31,346,278
                                                             ==================================================================

                                                                         FRANKLIN GEORGIA                FRANKLIN KENTUCKY
                                                                       TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                                      SHARES          AMOUNT          SHARES         AMOUNT
Class I Shares:
Six months ended August 31, 1998
 Shares sold.................................................       1,606,969      $19,435,064        673,614       $ 7,704,946
 Shares issued in reinvestment of distributions..............         172,940        2,091,426         55,774           638,190
 Shares redeemed.............................................        (891,228)     (10,779,417)      (217,373)       (2,489,638)
                                                             -------------------------------------------------------------------
Net increase.................................................         888,681      $10,747,073        512,015       $ 5,853,498
                                                             ==================================================================
Year ended February 28, 1998
 Shares sold.................................................       1,933,459      $23,129,282      1,010,210       $11,338,175
 Shares issued in reinvestment of distributions..............         320,830        3,839,224        100,997         1,132,387
 Shares redeemed.............................................      (1,703,156)     (20,305,214)      (383,160)       (4,272,136)
                                                             -------------------------------------------------------------------
Net increase.................................................         551,133      $ 6,663,292        728,047       $ 8,198,426
                                                             ==================================================================
Class II Shares:
Six months ended August 31, 1998
 Shares sold.................................................         561,978      $ 6,833,871
 Shares issued in reinvestment of distributions..............          14,020          170,424
 Shares redeemed.............................................        (159,464)      (1,939,238)
                                                             ----------------------------------
Net increase.................................................         416,534      $ 5,065,057
                                                             =================================
Year ended February 28, 1998
 Shares sold.................................................         460,913      $ 5,568,131
 Shares issued in reinvestment of distributions..............          15,385          185,462
 Shares redeemed.............................................        (105,355)      (1,270,321)
                                                             ----------------------------------
Net increase.................................................         370,943      $ 4,483,272
                                                             =================================

2. SHARES OF BENEFICIAL INTEREST (cont.)
                                                                  FRANKLIN LOUISIANA                      FRANKLIN MARYLAND
                                                                 TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                                SHARES          AMOUNT                 SHARES         AMOUNT
Class I Shares:
Six months ended August 31, 1998
 Shares sold...............................................   1,714,744      $19,854,801             2,497,227       $29,028,154
 Shares issued in reinvestment of distributions............     150,989        1,747,454               262,186         3,050,206
 Shares redeemed...........................................    (779,133)      (9,011,205)           (1,000,031)      (11,625,476)
                                                           ----------------------------------------------------------------------
Net increase...............................................   1,086,600      $12,591,050             1,759,382       $20,452,884
                                                           =====================================================================
Year ended February 28, 1998
 Shares sold...............................................   2,544,019      $29,162,908             3,401,350       $38,843,827
 Shares issued in reinvestment of distributions............     258,819        2,962,814               470,311         5,386,462
 Shares redeemed...........................................  (1,168,965)     (13,345,727)           (1,917,780)      (21,931,614)
                                                           ----------------------------------------------------------------------
Net increase...............................................   1,633,873      $18,779,995             1,953,881       $22,298,675
                                                           =====================================================================
Class II Shares:
Six months ended August 31, 1998
 Shares sold...............................................     322,992      $ 3,758,713               400,583       $ 4,695,427
 Shares issued in reinvestment of distributions............       7,194           83,755                16,168           189,594
 Shares redeemed...........................................     (38,335)        (445,767)              (71,775)         (840,659)
                                                           ----------------------------------------------------------------------
Net increase...............................................     291,851      $ 3,396,701               344,976       $ 4,044,362
                                                           =====================================================================
Year ended February 28, 1998
 Shares sold...............................................     169,745      $ 1,955,399               505,326       $ 5,826,287
 Shares issued in reinvestment of distributions............      10,646          122,620                18,074           208,949
 Shares redeemed...........................................     (61,812)        (716,215)              (72,523)         (835,323)
                                                           ----------------------------------------------------------------------
Net increase...............................................     118,579      $ 1,361,804               450,877       $ 5,199,913
                                                           =====================================================================


                                                                   FRANKLIN MISSOURI                   FRANKLIN NORTH CAROLINA
                                                                 TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                                SHARES          AMOUNT                 SHARES         AMOUNT
Class I Shares:
Six months ended August 31, 1998
 Shares sold...............................................   3,621,727      $44,132,227             2,723,005       $32,944,870
 Shares issued in reinvestment of distributions............     361,777        4,405,317               316,383         3,828,395
 Shares redeemed...........................................  (1,519,591)     (18,503,839)           (1,362,984)      (16,483,652)
                                                           ----------------------------------------------------------------------
Net increase...............................................   2,463,913      $30,033,705             1,676,404       $20,289,613
                                                           =====================================================================
Year ended February 28, 1998
 Shares sold...............................................   4,811,731      $57,764,722             4,574,465       $54,388,614
 Shares issued in reinvestment of distributions............     652,053        7,829,150               597,307         7,104,620
 Shares redeemed...........................................  (3,060,282)     (36,698,363)           (2,864,958)      (34,000,350)
                                                           ----------------------------------------------------------------------
Net increase...............................................   2,403,502      $28,895,509             2,306,814       $27,492,884
                                                           =====================================================================
Class II Shares:
Six months ended August 31, 1998
 Shares sold...............................................     470,310      $ 5,751,700               798,569       $ 9,707,040
 Shares issued in reinvestment of distributions............      18,547          226,663                29,353           357,353
 Shares redeemed...........................................     (40,022)        (489,489)              (74,853)         (911,275)
                                                           ----------------------------------------------------------------------
Net increase...............................................     448,835      $ 5,488,874               753,069       $ 9,153,118
                                                           =====================================================================
Year ended February 28, 1998
 Shares sold...............................................     497,123      $ 5,978,580               917,204       $10,991,546
 Shares issued in reinvestment of distributions............      20,221          244,143                33,729           404,561
 Shares redeemed...........................................     (61,062)        (734,600)             (120,346)       (1,441,653)
                                                           ----------------------------------------------------------------------
Net increase...............................................     456,282      $ 5,488,123               830,587       $ 9,954,454
                                                           =====================================================================

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                                    FRANKLIN TEXAS                        FRANKLIN VIRGINIA
                                                                 TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                                SHARES          AMOUNT                 SHARES         AMOUNT
Class I Shares:
Six months ended August 31, 1998
 Shares sold...............................................     580,072      $ 6,707,266             3,473,540       $41,184,130
 Shares issued in reinvestment of distributions............     208,856        2,411,880               390,032         4,622,927
 Shares redeemed...........................................    (809,740)      (9,376,347)           (1,294,552)      (15,350,803)
                                                           ----------------------------------------------------------------------
Net increase (decrease)....................................     (20,812)      $ (257,201)            2,569,020       $30,456,254
                                                           =====================================================================
Year ended February 28, 1998
 Shares sold...............................................   1,263,835      $14,515,942             5,205,834       $61,022,963
 Shares issued in reinvestment of distributions............     278,940        3,202,284               795,583         9,347,069
 Shares redeemed...........................................  (1,490,778)     (17,089,448)           (2,681,610)      (31,426,726)
                                                           ----------------------------------------------------------------------
Net increase...............................................      51,997        $ 628,778             3,319,807       $38,943,306
                                                           =====================================================================
Class II Shares:
Six months ended August 31, 1998
 Shares sold...............................................     139,048      $ 1,627,001               487,953       $ 5,820,853
 Shares issued in reinvestment of distributions............       6,201           72,419                18,780           224,053
 Shares redeemed...........................................      (8,519)         (99,801)             (102,150)       (1,218,281)
                                                           ----------------------------------------------------------------------
Net increase...............................................     136,730      $ 1,599,619               404,583       $ 4,826,625
                                                           =====================================================================
Year ended February 28, 1998
 Shares sold...............................................     125,740      $ 1,465,061               626,031       $ 7,380,721
 Shares issued in reinvestment of distributions............       4,001           46,495                28,027           331,650
 Shares redeemed...........................................     (18,321)        (211,993)             (120,298)       (1,416,225)
                                                           ----------------------------------------------------------------------
Net increase...............................................     111,420      $ 1,299,563               533,760       $ 6,296,146
                                                           =====================================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Fund's principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

        Annualized
         Fee Rate     Month-End Net Assets
           .625%      First $100 million
           .500%      Over $100 million, up to and including $250 million
           .450%      In excess of $250 million


Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive a portion of the management fees for the Franklin Kentucky Tax-Free Income Fund as noted in the Statement of Operations.

The Funds reimburse Distributors up to .10% and .65% per year of their average daily net asset of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares.

3. TRANSACTIONS WITH AFFILIATES (cont.)

Distributors received (paid) net commissions on sales of the Funds shares, and received contingent deferred sales charges for the period as follows:


                                                    FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN
                                                     ALABAMA          FLORIDA          GEORGIA         KENTUCKY         LOUISIANA
                                                    TAX-FREE         TAX-FREE         TAX-FREE         TAX-FREE         TAX-FREE
                                                   INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND
                                                  --------------------------------------------------------------------------------
Net commissions received (paid)...................  $(46,309)       $(235,722)        $(87,425)          $2,721          $(64,317)
Contingent deferred sales charges.................   $ 1,055         $ 19,614          $ 4,659              $--             $ 773

                                                    FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN
                                                    MARYLAND         MISSOURI      NORTH CAROLINA        TEXAS          VIRGINIA
                                                    TAX-FREE         TAX-FREE         TAX-FREE         TAX-FREE         TAX-FREE
                                                   INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND
                                                  --------------------------------------------------------------------------------
Net commissions received (paid)...................  $(21,940)        $(64,844)        $(61,119)        $(10,241)         $(30,831)
Contingent deferred sales charges.................   $ 2,574          $ 1,580          $ 5,714            $ 614           $ 6,802

The Funds paid transfer agent fees of $645,120 of which $559,831 was paid to Investor Services.

4. INCOME TAXES

At February 28, 1998, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                             FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN
                                                              FLORIDA         KENTUCKY         LOUISIANA     NORTH CAROLINA
                                                             TAX-FREE         TAX-FREE         TAX-FREE         TAX-FREE
                                                            INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND
                                                       ----------------------------------------------------------------------
Capital loss carryovers expiring in:
 2003 ..................................................            $--         $560,874       $1,454,481       $1,190,051
 2004 ..................................................             --           65,389               --               --
 2005 ..................................................        137,923          294,278               --          187,812
                                                        ------------------------------------------------------------------
                                                              $137,923          $920,541       $1,454,481       $1,377,863
                                                        ==================================================================

Net investment income differs for financial statement and tax purposes primarily due to differences between book and tax recognition of dividend distributions.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At August 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                          FRANKLIN            FRANKLIN          FRANKLIN          FRANKLIN           FRANKLIN
                                      ALABAMA TAX-FREE    FLORIDA TAX-FREE  GEORGIA TAX-FREE  KENTUCKY TAX-FREE LOUISIANA TAX-FREE
                                         INCOME FUND         INCOME FUND       INCOME FUND       INCOME FUND        INCOME FUND
Investments at cost.................    $226,067,654     $1,601,832,708       $161,969,738        $55,671,004       $144,696,955
                                    ============================================================================================
Unrealized appreciation.............    $ 15,228,461      $ 133,577,399       $ 10,232,678        $ 3,820,443        $ 9,928,410
Unrealized depreciation.............      (3,919,994)        (3,862,042)                --                 --                 --
                                    --------------------------------------------------------------------------------------------
Net unrealized appreciation.........    $ 11,308,467      $ 129,715,357       $ 10,232,678        $ 3,820,443        $ 9,928,410
                                    ============================================================================================

                                          FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN
                                      MARYLAND TAX-FREE  MISSOURI TAX-FREENORTH CAROLINA TAX-FREETEXAS TAX-FREE   VIRGINIA TAX-FREE
                                         INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
Investments at cost.................    $230,108,420       $327,705,713       $321,580,614       $121,227,411       $352,404,847
                                    ============================================================================================
Unrealized appreciation.............    $ 16,179,655       $ 23,592,420       $ 22,498,812        $ 8,916,836       $ 24,810,635
Unrealized depreciation.............              --           (187,301)                --                 --                 --
                                    --------------------------------------------------------------------------------------------
Net unrealized appreciation.........    $ 16,179,655       $ 23,405,119       $ 22,498,812        $ 8,916,836       $ 24,810,635
                                    ============================================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 1998 were as follows:


                                        FRANKLIN            FRANKLIN          FRANKLIN          FRANKLIN           FRANKLIN
                                    ALABAMA TAX-FREE    FLORIDA TAX-FREE  GEORGIA TAX-FREE  KENTUCKY TAX-FREE LOUISIANA TAX-FREE
                                       INCOME FUND         INCOME FUND       INCOME FUND       INCOME FUND        INCOME FUND
                                    --------------------------------------------------------------------------------------------
Purchases..........................    $35,208,639       $113,120,037        $21,659,544        $10,664,630        $30,503,644
Sales..............................    $18,319,499       $ 72,426,015        $11,474,611        $ 4,203,458        $13,927,584

                                        FRANKLIN            FRANKLIN          FRANKLIN          FRANKLIN           FRANKLIN
                                    MARYLAND TAX-FREE   MISSOURI TAX-FREENORTH CAROLINA TAX-FREETEXAS TAX-FREE VIRGINIA TAX-FREE
                                       INCOME FUND         INCOME FUND       INCOME FUND       INCOME FUND        INCOME FUND
                                    --------------------------------------------------------------------------------------------
Purchases..........................    $22,277,698        $62,206,033        $39,838,596        $18,450,545        $43,330,332
Sales..............................    $ 2,871,600        $35,396,061        $16,438,738        $26,747,522        $18,794,832

6. CREDIT RISK AND DEFAULTED SECURITIES

At August 31, 1998, the Franklin Florida Tax-Free Income Fund held defaulted securities with a value aggregating $11,934,000 representing .68% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Funds have investments in excess of 10% of their total net assets in their respective states. Such concentration may subject the Funds more significantly to economic changes occurring within those states.




Franklin Tax-Free Trust (2)
Semiannual Report
August 31, 1998.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the credit quality breakdown of the Franklin Alabama Tax-Free Income Fund based on total long-term investments as of 8/31/98.

AAA                         60.5%
AA                           3.0%
A                            8.0%
BBB                         26.8%
Below Investment Grade       1.7%

GRAPHIC MATERIAL (2)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 8/31/98 for the Franklin Alabama Tax-Free Income Fund.

Utilities               24.2%
Hospitals               18.0%
Industrial              16.3%
General Obligation      12.7%
Housing                 6.3%
Education               5.3%
Health Care             5.2%
Prerefunded             4.3%
Other Revenue           4.2%
Transportation          3.5%

GRAPHIC MATERIAL (3)

This chart shows the dividend distributions for Franklin Alabama Tax-Free Income Fund- Class I from 3/1/98 to 8/31/98.

March                        5.3 cents
April                        5.3 cents
May                          5.3 cents
June                         5.3 cents
July                         5.3 cents
August                       5.3 cents
Total                       31.8 cents

GRAPHIC MATERIAL (4)

This chart shows in bar format the comparison between Franklin Alabama Tax-Free Income Fund- Class I distribution rate of 5.07% and the taxable equivalent rate of 8.84% on 8/31/98.

GRAPHIC MATERIAL (5)

This chart shows the dividend distributions for Franklin Alabama Tax-Free Income Fund- Class II from 3/1/98 to 8/31/98.

March                        4.73 cents
April                        4.74 cents
May                          4.74 cents
June                         4.74 cents
July                         4.74 cents
August                       4.74 cents
Total                       28.43 cents

GRAPHIC MATERIAL (6)


This chart shows in bar format the comparison between Franklin Alabama Tax-Free Income Fund- Class II distribution rate of 4.66% and the taxable equivalent rate of 8.12% on 8/31/98.

GRAPHIC MATERIAL (7)

This chart shows in pie format the credit quality breakdown of the Franklin Florida Tax-Free Income Fund based on total long-term investments as of 8/31/98.

AAA                         66.3%
AA                          12.6%
A                            7.3%
BBB                         13.1%
Below Investment Grade       0.7%

GRAPHIC MATERIAL (8)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 8/31/98 for the Franklin Florida Tax-Free Income Fund.

Utilities                       24.9%
Prerefunded                     19.8%
Transportation                  10.8%
Other Revenue                   9.7%
Housing                         8.7%
Special Assessment              7.2%
Hospitals                       6.4%
General Obligation              3.7%
Health Care                     3.0%
Certificates of Participation   2.2%
Education                       1.8%
Sales Tax Revenue               1.2%
Industrial                      0.6%

GRAPHIC MATERIAL (9)

This chart shows the dividend distributions for Franklin Florida Tax-Free Income Fund- Class I from 3/1/98 to 8/31/98.

March                        5.2 cents
April                        5.2 cents
May                          5.2 cents
June                         5.2 cents
July                         5.2 cents
August                       5.2 cents
Total                       31.2 cents

GRAPHIC MATERIAL (10)

This chart shows in bar format the comparison between Franklin Florida Tax-Free Income Fund- Class I distribution rate of 5.00% and the taxable equivalent rate of 8.28% on 8/31/98.

GRAPHIC MATERIAL (11)

This chart shows the dividend distributions for Franklin Florida Tax-Free Income Fund- Class II from 3/1/98 to 8/31/98.

March                        4.63 cents
April                        4.65 cents
May                          4.65 cents
June                         4.65 cents
July                         4.65 cents
August                       4.65 cents
Total                       27.88 cents

GRAPHIC MATERIAL (12)

This chart shows in bar format the comparison between Franklin Florida Tax-Free Income Fund- Class II distribution rate of 4.59% and the taxable equivalent rate of 7.60% on 8/31/98.

GRAPHIC MATERIAL (13)

This chart shows in pie format the credit quality breakdown of the Franklin Georgia Tax-Free Income Fund based on total long-term investments as of 8/31/98.

AAA                         58.2%
AA                          17.9%
A                            7.4%
BBB                         16.5%

GRAPHIC MATERIAL (14)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 8/31/98 for the Franklin Georgia Tax-Free Income Fund.

Utilities                     27.4%
Housing                       14.7%
Prerefunded                   11.3%
Industrial                    8.6%
Other Revenue                 7.7%
Hospitals                     7.5%
Transportation                6.7%
Education                     6.2%
General Obligation            6.1%
Certificates of Participation 3.1%
Sales Tax Revenue             0.6%
Health Care                   0.1%

GRAPHIC MATERIAL (15)

This chart shows the dividend distributions for Franklin Georgia Tax-Free Income Fund- Class I from 3/1/98 to 8/31/98.

March                        5.2 cents
April                        5.2 cents
May                          5.2 cents
June                         5.2 cents
July                         5.2 cents
August                       5.2 cents
Total                       31.2 cents

GRAPHIC MATERIAL (16)


This chart shows in bar format the comparison between Franklin Georgia Tax-Free Income Fund- Class I distribution rate of 4.82% and the taxable equivalent rate of 8.49% on 8/31/98.

GRAPHIC MATERIAL (17)

This chart shows the dividend distributions for Franklin Georgia Tax-Free Income Fund- Class II from 3/1/98 to 8/31/98.

March                        4.62 cents
April                        4.64 cents
May                          4.64 cents
June                         4.64 cents
July                         4.64 cents
August                       4.64 cents
Total                       27.82 cents

GRAPHIC MATERIAL (18)

This chart shows in bar format the comparison between Franklin Georgia Tax-Free Income Fund- Class II distribution rate of 4.41% and the taxable equivalent rate of 7.77% on 8/31/98.

GRAPHIC MATERIAL (19)

This chart shows in pie format the credit quality breakdown of the Franklin Kentucky Tax-Free Income Fund based on total long-term investments as of 8/31/98.

AAA                         58.8%
AA                           6.4%
A                           13.6%
BBB                         21.2%

GRAPHIC MATERIAL (20)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 8/31/98 for the Franklin Kentucky Tax-Free Income Fund.

Hospitals                     27.0%
Housing                       18.1%
Utilities                     12.9%
Other Revenue                 12.2%
Transportation                10.8%
Certificates of Participation 7.1%
Industrial                    6.9%
Prerefunded                   4.8%
Education                     0.2%

GRAPHIC MATERIAL (21)

This chart shows the dividend distributions for Franklin Kentucky Tax-Free Income Fund from 3/1/98 to 8/31/98.

March                        5.0 cents
April                        5.0 cents
May                          5.0 cents
June                         5.0 cents
July                         5.0 cents
August                       5.0 cents
Total                       30.0 cents

GRAPHIC MATERIAL (22)


This chart shows in bar format the comparison between Franklin Kentucky Tax-Free Income Fund- distribution rate of 4.98% and the taxable equivalent rate of 8.77% on 8/31/98.

GRAPHIC MATERIAL (23)

This chart shows in pie format the credit quality breakdown of the Franklin Louisiana Tax-Free Income Fund based on total long-term investments as of 8/31/98.

AAA                         66.8%
AA                           2.8%
A                            8.1%
BBB                         14.1%
Below Investment Grade       8.2%

GRAPHIC MATERIAL (24)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 8/31/98 for the Franklin Louisiana Tax-Free Income Fund.

Education                     22.3%
Utilities                     16.3%
Housing                       10.9%
Hospitals                     10.1%
Sales Tax Revenue             8.9%
Industrial                    7.1%
Prerefunded                   6.2%
Other Revenue                 6.0%
Health Care                   3.8%
General Obligation            3.6%
Transportation                3.6%
Certificates of Participation 1.2%

GRAPHIC MATERIAL (25)

This chart shows the dividend distributions for Franklin Louisiana Tax-Free Income Fund- Class I from 3/1/98 to 8/31/98.

March                        5.2 cents
April                        5.2 cents
May                          5.2 cents
June                         5.2 cents
July                         5.2 cents
August                       5.2 cents
Total                       31.2 cents

GRAPHIC MATERIAL (26)

This chart shows in bar format the comparison between Franklin Louisiana Tax-Free Income Fund- Class I distribution rate of 5.03% and the taxable equivalent rate of 8.86% on 8/31/98.

GRAPHIC MATERIAL (27)

This chart shows the dividend distributions for Franklin Louisiana Tax-Free Income Fund- Class II from 3/1/98 to 8/31/98.

March                        4.65 cents
April                        4.65 cents
May                          4.65 cents
June                         4.65 cents
July                         4.64 cents
August                       4.64 cents
Total                       27.88 cents

GRAPHIC MATERIAL (28)

This chart shows in bar format the comparison between Franklin Louisiana Tax-Free Income Fund- Class II distribution rate of 4.60% and the taxable equivalent rate of 8.10% on 8/31/98.

GRAPHIC MATERIAL (29)

This chart shows in pie format the credit quality breakdown of the Franklin Maryland Tax-Free Income Fund based on total long-term investments as of 8/31/98.

AAA                         52.1%
AA                          14.2%
A                           25.1%
BBB                          8.6%

GRAPHIC MATERIAL (30)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 8/31/98 for the Franklin Maryland Tax-Free Income Fund.

Utilities                     19.7%
Housing                       18.9%
Hospitals                     12.0%
General Obligation            11.3%
Other Revenue                 11.2%
Prerefunded                   7.3%
Certificates of Participation 6.1%
Education                     5.9%
Health Care                   4.3%
Transportation                3.1%
Industrial                    0.2%


GRAPHIC MATERIAL (31)

This chart shows the dividend distributions for Franklin Maryland Tax-Free Income Fund- Class I from 3/1/98 to 8/31/98.

March                        4.9 cents
April                        4.9 cents
May                          4.9 cents
June                         4.9 cents
July                         4.9 cents
August                       4.9 cents
Total                       29.4 cents

GRAPHIC MATERIAL (32)

This chart shows in bar format the comparison between Franklin Maryland Tax-Free Income Fund- Class I distribution rate of 4.80% and the taxable equivalent rate of 8.59% on 8/31/98.


GRAPHIC MATERIAL (33)

This chart shows the dividend distributions for Franklin Maryland Tax-Free Income Fund- Class II from 3/1/98 to 8/31/98.

March                        4.35 cents
April                        4.36 cents
May                          4.36 cents
June                         4.36 cents
July                         4.36 cents
August                       4.36 cents
Total                       26.15 cents

GRAPHIC MATERIAL (34)

This chart shows in bar format the comparison between Franklin Maryland Tax-Free Income Fund- Class II distribution rate of 4.38% and the taxable equivalent rate of 7.84% on 8/31/98.

GRAPHIC MATERIAL (35)

This chart shows in pie format the credit quality breakdown of the Franklin Missouri Tax-Free Income Fund based on total long-term investments as of 8/31/98.

AAA                         62.8%
AA                          14.0%
A                            5.0%
BBB                         18.2%

GRAPHIC MATERIAL (36)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 8/31/98 for the Franklin Missouri Tax-Free Income Fund.

Hospitals                     18.0%
Prerefunded                   16.9%
Certificates of Participation 14.3%
Other Revenue                 12.5%
Housing                       10.2%
Health Care                   6.9%
Transportation                6.1%
Utilities                     5.9%
Education                     3.6%
Industrial                    2.5%
General Obligation            1.8%
Tax Allocation Bonds          1.1%
Sales Tax Revenue             0.2%

GRAPHIC MATERIAL (37)

This chart shows the dividend distributions for Franklin Missouri Tax-Free Income Fund- Class I from 3/1/98 to 8/31/98.

March                        5.2 cents
April                        5.2 cents
May                          5.2 cents
June                         5.2 cents
July                         5.2 cents
August                       5.2 cents
Total                       31.2 cents

GRAPHIC MATERIAL (38)

This chart shows in bar format the comparison between Franklin Missouri Tax-Free Income Fund- Class I distribution rate of 4.88% and the taxable equivalent rate of 8.60% on 8/31/98.


GRAPHIC MATERIAL (39)

This chart shows the dividend distributions for Franklin Missouri Tax-Free Income Fund- Class II from 3/1/98 to 8/31/98.

March                        4.63 cents
April                        4.64 cents
May                          4.64 cents
June                         4.64 cents
July                         4.62 cents
August                       4.62 cents
Total                       27.79 cents

GRAPHIC MATERIAL (40)

This chart shows in bar format the comparison between Franklin Missouri Tax-Free Income Fund- Class II distribution rate of 4.47% and the taxable equivalent rate of 7.87% on 8/31/98.

GRAPHIC MATERIAL (41)

This chart shows in pie format the credit quality breakdown of the Franklin North Carolina Tax-Free Income Fund based on total long-term investments as of 8/31/98.

AAA                         50.5%
AA                          21.1%
A                           15.5%
BBB                         12.9%

GRAPHIC MATERIAL (42)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 8/31/98 for the Franklin North Carolina Tax-Free Income Fund.

Utilities                     24.8%
Hospitals                     15.6%
Prerefunded                   15.2%
Housing                       13.1%
Certificates of Participation 11.4%
Other Revenue                 5.2%
Education                     4.7%
Industrial                    4.6%
Health Care                   3.1%
Tax Allocation Bond           1.2%
Transportation                0.4%
Sales Tax Revenue             0.4%
General Obligation            0.3%

GRAPHIC MATERIAL (43)

This chart shows the dividend distributions for Franklin North Carolina Tax-Free Income Fund- Class I from 3/1/98 to 8/31/98.

March                        5.1 cents
April                        5.1 cents
May                          5.1 cents
June                         5.1 cents
July                         5.1 cents
August                       5.1 cents
Total                       30.6 cents

GRAPHIC MATERIAL (44)

This chart shows in bar format the comparison between Franklin North Carolina Tax-Free Income Fund- Class I distribution rate of 4.80% and the taxable equivalent rate of 8.61% on 8/31/98.


GRAPHIC MATERIAL (45)

This chart shows the dividend distributions for Franklin North Carolina Tax-Free Income Fund- Class II from 3/1/98 to 8/31/98.

March                        4.53 cents
April                        4.49 cents
May                          4.49 cents
June                         4.49 cents
July                         4.58 cents
August                       4.58 cents
Total                       27.16 cents

GRAPHIC MATERIAL (46)

This chart shows in bar format the comparison between Franklin North Carolina Tax-Free Income Fund- Class II distribution rate of 4.43% and the taxable equivalent rate of 7.95% on 8/31/98.


GRAPHIC MATERIAL (47)

This chart shows in pie format the credit quality breakdown of the Franklin Texas Tax-Free Income Fund based on total long-term investments as of 8/31/98.

AAA                         54.4%
AA                           6.5%
A                            6.4%
BBB                         32.7%

GRAPHIC MATERIAL (48)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 8/31/98 for the Franklin Texas Tax-Free Income Fund.

Utilities               26.1%
Industrial              16.2%
Education               12.3%
Health Care             10.7%
Hospitals               9.0%
Prerefunded             8.9%
Transportation          7.2%
Housing                 5.8%
Other Revenue           1.7%
Sales Tax Revenue       1.2%
General Obligation      0.9%

GRAPHIC MATERIAL (49)

This chart shows the dividend distributions for Franklin Texas Tax-Free Income Fund- Class I from 3/1/98 to 8/31/98.

March                        5.1 cents
April                        5.1 cents
May                          5.1 cents
June                         5.0 cents
July                         5.0 cents
August                       5.0 cents
Total                       30.3 cents

GRAPHIC MATERIAL (50)

This chart shows in bar format the comparison between Franklin Texas Tax-Free Income Fund- Class I distribution rate of 4.97% and the taxable equivalent rate of 8.23% on 8/31/98.

GRAPHIC MATERIAL (51)

This chart shows the dividend distributions for Franklin Texas Tax-Free Income Fund- Class II from 3/1/98 to 8/31/98.

March                        4.52 cents
April                        4.53 cents
May                          4.53 cents
June                         4.43 cents
July                         4.44 cents
August                       4.44 cents
Total                       26.89 cents




GRAPHIC MATERIAL (52)

This chart shows in bar format the comparison between Franklin Texas Tax-Free Income Fund- Class II distribution rate of 4.50% and the taxable equivalent rate of 7.45% on 8/31/98.

GRAPHIC MATERIAL (53)

This chart shows in pie format the credit quality breakdown of the Franklin Virginia Tax-Free Income Fund based on total long-term investments as of 8/31/98.

AAA                         53.5%
AA                          24.5%
A                           12.8%
BBB                          9.2%

GRAPHIC MATERIAL (54)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 8/31/98 for the Franklin Virginia Tax-Free Income Fund.

Utilities                     21.5%
Hospitals                     16.8%
Housing                       14.6%
Prerefunded                   13.6%
Transportation                9.6%
Industrial                    9.5%
Other Revenue                 4.7%
Education                     4.4%
Health Care                   2.5%
Certificates of Participation 1.8%
General Obligation            0.9%
Sales Tax Revenue             0.1%

GRAPHIC MATERIAL (55)

This chart shows the dividend distributions for Franklin Virginia Tax-Free Income Fund- Class I from 3/1/98 to 8/31/98.

March                        5.1 cents
April                        5.1 cents
May                          5.1 cents
June                         5.1 cents
July                         5.1 cents
August                       5.1 cents
Total                       30.6 cents

GRAPHIC MATERIAL (56)

This chart shows in bar format the comparison between Franklin Virginia Tax-Free Income Fund- Class I distribution rate of 4.81% and the taxable equivalent rate of 8.45% on 8/31/98.


GRAPHIC MATERIAL (57)

This chart shows the dividend distributions for Franklin Virginia Tax-Free Income Fund- Class II from 3/1/98 to 8/31/98.

March                        4.55 cents
April                        4.56 cents
May                          4.56 cents
June                         4.56 cents
July                         4.54 cents
August                       4.54 cents
Total                       27.31 cents

GRAPHIC MATERIAL (58)

This chart shows in bar format the comparison between Franklin Virginia Tax-Free Income Fund- Class II distribution rate of 4.39% and the taxable equivalent rate of 7.71% on 8/31/98.







Semi
Annual
Report

                               August 31, 1998

Franklin Tax-Free Trust

   Franklin Arizona Tax-Free Income Fund
   Franklin Colorado Tax-Free Income Fund
   Franklin Connecticut Tax-Free Income Fund
   Franklin Federal Intermediate-Term Tax-Free Income Fund
   Franklin High Yield Tax-Free Income Fund
   Franklin Indiana Tax-Free Income Fund
   Franklin Michigan Tax-Free Income Fund
   Franklin New Jersey Tax-Free Income Fund
   Franklin Oregon Tax-Free Income Fund
   Franklin Pennsylvania Tax-Free Income Fund
   Franklin Puerto Rico Tax-Free Income Fund

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.



Charles B. Johnson (right), chairman
of Franklin Tax-Free Trust and
Thomas J. Kenny (left), director of Franklin's Municipal Bond Department.

CONTENTS

Shareholder Letter .......................     1
Special Feature:
Franklin's Municipal
Bond Department ..........................     4
Fund Reports
 Franklin Arizona
 Tax-Free Income Fund ....................     6
 Franklin Colorado
 Tax-Free Income Fund ....................    12
 Franklin Connecticut
 Tax-Free Income Fund ....................    18
 Franklin Federal
 Intermediate-Term
 Tax-Free Income Fund ....................    24
 Franklin High Yield
 Tax-Free Income Fund ....................    28
 Franklin Indiana
 Tax-Free Income Fund ....................    34
 Franklin Michigan
 Tax-Free Income Fund ....................    38
 Franklin New Jersey
 Tax-Free Income Fund ....................    42
 Franklin Oregon
 Tax-Free Income Fund ....................    48
 Franklin Pennsylvania
 Tax-Free Income Fund ....................    54
 Franklin Puerto Rico
 Tax-Free Income Fund ....................    60
Municipal Bond Ratings ...................    66
Financial Highlights &
Statement of Investments .................    68
Financial Statements .....................   138
Notes to Financial Statements ............   146

SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Free Trust's semiannual report for the period ended August 31, 1998.


Economic Overview
In our annual report for the period ended February 28, 1998, we mentioned the likelihood of a U.S. economic slowdown brought on, for the most part, by the Asian financial crisis. Four months later, this came to pass. U.S. economic growth measured by gross domestic product (GDP) slowed, from an extremely strong 5.5% annual rate in the first three months of the year, to a more moderate 1.6% annual rate in the April-June period, reflecting weak Asian demand for goods and a business inventory buildup. A higher U.S. trade deficit resulted, as Asian countries tried exporting their way out of their economic turmoil, capitalizing on weakened currencies to boost their exports abroad. For the first six months of this year, America's trade deficit was running at an annual rate of $158 billion, far surpassing last year's imbalance of $110 billion. The largest annual deficit on record, $152 billion, was set in 1987. Clearly, the American consumer continues to drive our economy through relatively strong purchases of retail goods, durable goods, and new and existing homes. Looking forward, the consumer may well dictate the direction of the U.S. economy.

As of the end of the reporting period, Federal Reserve Board (Fed) policy-makers opted to leave short-term interest rates unchanged. In its mid-August meeting, the Fed's monetary policy panel, the Federal Open Market Committee, held the benchmark rate on overnight interbank loans unchanged at 5.5%. This rate has been frozen at 5.5% since March 1997, when policy-makers raised it a quarter percentage point.


Competing considerations kept long-term interest rates in a relatively narrow trading range. Although labor shortages and gradually accelerating wages normally might call for an interest-rate increase to curb excessive domestic growth, inflation actually remained subdued. Domestic manufacturers, faced with a potential flood of cheaper Asian imports, were reluctant to raise prices. For the first seven months of the year, inflation ran at a 1.5% annual rate, according to the U.S. Labor Department.

During the reporting period, the yield on the benchmark 30-year U.S. Treasury bond continued its downward trend and actually hit record lows. The 30-year Treasury began the reporting period yielding 5.92% on February 28, 1998, and ended the period yielding 5.30% on August 31, 1998. Falling yields reflected the 30-year Treasury bond's popularity, or "flight to quality," among investors fleeing deteriorating foreign stock markets. Bond price and yield move in an inverse relationship, so the rising price of the 30-year Treasury led to a corresponding yield decline.

Issuers of municipal bonds took advantage of lower interest rates during the six-month period by refinancing outstanding higher interest-rate debt. Additionally, many municipalities were in excellent fiscal shape due to the strong economy. In fact, credit rating upgrades exceeded downgrades by a four-to-one ratio. As a consequence, borrowing for new projects increased, such that the supply of new municipal bond issues in 1998 could approach record levels. Demand did not keep pace with the increased supply, causing municipal bonds to underperform compared with their taxable counterparts. As of the end of the reporting period, the yields on 30-year, AAA-rated, insured municipal bonds stood at more than 91% of the yield on a 30-year Treasury bond, which in our opinion, creates a very attractive investment opportunity in the municipal bond market. For those investors in the 39.6% tax bracket, the taxable equivalent yield on a municipal bond was 8.23% versus 5.30% for the Treasury bond.*



*Source: Bloomberg, August 31, 1998.


Our investment philosophy remains disciplined and focused, as we strive to offer our shareholders high, current tax-free income and preservation of principal. The outlook for the municipal bond market should remain positive, given the slowing U.S. economy, positive inflation environment, U.S. budget surplus, strong U.S. dollar and the economic and market uncertainty facing many of the world's regions.

Municipal bonds continue to be an attractive investment for those investors seeking tax-free income as well as an opportunity to diversify risk in their portfolio. We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,



Charles B. Johnson
Chairman
Franklin Tax-Free Trust

Thomas J. Kenny
Director

Franklin Municipal Bond Department


FRANKLIN'S MUNICIPAL BOND DEPARTMENT


The Municipal Bond Department Today

Franklin is currently the nation's largest tax-free fund manager. With a team of 11 portfolio managers and 22 research analysts, we manage more than $50 billion of municipal assets in 43 funds for over 886,000 tax-free fund shareholder accounts.


Our Investment Philosophy

The investment objective of Franklin's tax-free funds is to provide a high level of current, tax-free income while preserving shareholders' capital. Following a disciplined investment approach, we conduct a stringent credit analysis to search for what we believe to be undervalued situations, and generally purchase current coupon bonds at prices we consider favorable. We also acknowledge that investors in general are risk-averse; therefore, we do not invest in exotic derivatives, nor leverage or hedge our portfolios, which would increase the funds' volatility.

Furthermore, Franklin positions its funds with a long-term investment horizon. We purchase a major portion of our municipal bonds in the new-issue market and incorporate a buy-and-hold strategy, attempting to reduce portfolio turnover and thus, avoid capital gain distributions. We expect our funds to distribute a relatively high level of tax-free income, and attempt to maximize risk-adjusted total return performance.


Research and Analysis

Franklin has one of the industry's largest research departments. Along with the portfolio managers, the research department's main mission is to identify the best municipal buying opportunities.

Our analysts are recognized experts in their individual fields, who focus on specific sectors, and not on regions. With the use of proprietary databases, our analysts can provide fast and reliable analysis to portfolio managers about any bond issue being considered. Each year analysts visit a number of sites to get a perspective of our financed projects. They meet with management teams and municipal officials to discuss newly found potential opportunities and problems.

In this industry, our municipal bond team often takes on the role of investment bankers. Many of our competitors routinely turn away from issues they believe unattractive; at Franklin, we pride ourselves in proposing changes to these issues, and work to make them acceptable to our criteria. These situations usually provide us with excellent investment return.

The ability and willingness to work with investment bankers and our reputation for talented analysts also make us a preferred client to receive the "first call" on issues many brokerage houses underwrite. Lastly, our research analysts have made significant efforts to improve municipal markets. With their involvement and leadership, they have been working with attorney and issuer groups and industry regulators to strengthen the municipal bond industry.


FRANKLIN ARIZONA TAX-FREE INCOME FUND

Your Fund's Objective: Franklin Arizona Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of Arizona municipal bonds.1

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

State Update

Arizona's economy showed continued strength during the reporting period. In the first quarter of 1998, wage and salary employment increased 4.8% compared with the first quarter 1997. That translated into the creation of 94,000 new jobs. Surveys conducted by the Conference Board Help Wanted Index and Manpower Inc. showed that the demand for labor remained strong. Arizona's unemployment was 4.1% in May 1998, the lowest level since 1970 and among the nation's lowest.2 Personal income grew by 7.7% in 1997. As a result of the strong job market and increased real wages, consumer confidence rose to an all-time high in April.3

As a state where population growth historically has fueled the economy, Arizona's population was estimated at 4.66 million in the first quarter of 1998, a 21% increase since 1990. With a population of 1.2 million, Phoenix is the nation's sixth-largest city. Population growth stimulated the construction, manufacturing, service and trade sectors.3

Portfolio Notes

Arizona's economy thrived during the first half of the fund's fiscal year, continuing to experience sustainable growth with little inflation. New-issue supply of municipal bonds for the first six months of 1998 increased by a substantial 43% versus the same time last year. This increased supply resulted from new infrastructure and capital improvement demand, coupled with low borrowing costs. In addition, low interest rates allowed Arizona municipalities to refinance outstanding debt by issuing new bonds.

1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Eller Graduate School of Management, the University of Arizona, Arizona's Economy, July 1998.
3. Source: Arizona Department of Commerce, The Gold Sheet, Arizona Economic Development Update, July/August 1998.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 69 of this report.

Since we have recently been in a low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from the prerefunded bond sales. Thus, the fund made a long-term capital gain distribution of 3.42 cents per share and a short-term capital gain distribution of 0.04 cents per share, in June.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The hefty surge in new Arizona municipal bond supply during the first six months of 1998 allowed the fund opportunities to purchase new issues and maintain portfolio diversification. New additions to the portfolio included Mesa general obligation bonds, Mohave County Unified School District #1 - Lake Havasu, and Maricopa County Industrial Development Authority revenue bonds for the Mayo Clinic Foundation. The fund also purchased Phoenix Industrial Development Authority Single Family Housing revenue bonds. The Phoenix Industrial Development Authority helps people buy housing within the Phoenix city limits. The program issues bonds at favorable, tax-exempt rates and lends the proceeds to qualified, first-time home buyers via conventional banks and mortgage companies.

The fund's underlying bonds increased in market value during the six-month period, contributing to a 4.8% rise in the fund's total net assets, from $825 million to $865 million, thus providing shareholders a more diversified and stable asset base. We believe the fund's performance is largely a tribute to Franklin's income-oriented approach. Our fund strategy focuses on protecting share value and maintaining competitive yield. We actively manage the fund's call exposure by attempting to sell prerefunded bonds and buy securities with longer call protection. At the same time, we closely monitor the existing credits in the portfolio, along with Arizona's economy and new-issue supply. Going forward, we believe strong population growth should help maintain the demand for infrastructure, positively impacting future supply.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


PERFORMANCE SUMMARY

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class I

Franklin Arizona Tax-Free Income Fund - Class I share price, as measured by net asset value, decreased one cent, from $11.44 on February 28, 1998, to $11.43 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 30 cents ($0.30), 3.42 cents ($0.0342) in long-term capital gains and 0.04 cents ($0.0004) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.8 cents ($0.048) and the maximum offering price of $11.94 on August 31, 1998, your fund's distribution rate was 4.82%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Arizona state personal income tax bracket would need to earn 8.42% from a taxable investment to match the fund's tax-free distribution rate.



Franklin Arizona Tax-Free Income Fund - Class I
Periods ended 8/31/98

                                                                         Since
                                                                       Inception
                                           1-Year   5-Year    10-Year   (9/1/87)
--------------------------------------------------------------------------------
Cumulative Total Return1                    7.58%    32.45%    115.12%   128.10%
Average Annual Total Return2                3.02%     4.87%      7.49%     7.35%


Distribution Rate3                     4.82%
Taxable Equivalent Distribution Rate  48.42%
30-Day Standardized Yield             54.13%
Taxable Equivalent Yield              47.21%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of the current 4.8 cent per share monthly dividend and the maximum offering price of $11.94 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Arizona state personal income tax bracket of 42.7%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT
Class II

Franklin Arizona Tax-Free Income Fund - Class II share price, as measured by net asset value, decreased one cent, from $11.51 on February 28, 1998, to $11.50 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 26.77 cents ($0.2677), 3.42 cents ($0.0342) in long-term capital gains and 0.04 cents ($0.0004) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.26 cents ($0.0426) and the maximum offering price of $11.62 on August 31, 1998, your fund's distribution rate was 4.40%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Arizona state personal income tax bracket would need to earn 7.68% from a taxable investment to match the fund's tax-free distribution rate.


Franklin Arizona Tax-Free Income Fund - Class II
Periods ended 8/31/98

                                                                      Since
                                                                    Inception
                                             1-Year     3-Year       (5/1/95)
------------------------------------------------------------------------------
Cumulative Total Return1                     7.00%      20.30%        24.51%
Average Annual Total Return2                 4.99%       6.01%         6.48%

Distribution Rate3                     4.40%
Taxable Equivalent Distribution Rate  47.68%
30-Day Standardized Yield             53.70%
Taxable Equivalent Yield              46.46%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of the current 4.26 cent per share monthly dividend and the maximum offering price of $11.62 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Arizona state personal income tax bracket of 42.7%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN COLORADO TAX-FREE INCOME FUND


Your Fund's Objective: Franklin Colorado Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Colorado state personal income taxes through a portfolio consisting primarily of Colorado municipal bonds.1

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

State Update

During the six-month reporting period, Colorado's economic activities, although showing signs of cooling off, remained strong, thereby contributing to the state's solid financial position. The state projects a $496.5 million operating surplus for fiscal 1998. Looking forward to fiscal 1999, the state forecasts a $5.5 billion general fund revenue and a $229 million operating surplus before year-end transfers and adjustments.2

2. Source: Fitch IBCA, 6/18/98.

The state, constitutionally prohibited from incurring general obligation debt, relies on lease purchase obligations for its long-term financing, which results in extremely low state debt levels. In fact, with $69 million in tax-supported obligation, Colorado has the nation's lowest debt ratios: $18 per capita and 0.1% of personal income.3

3. Source: Moody's 1998 State Debt Medians, 8/98.

Standard & Poor's(R), a national credit rating agency, assigned an AAA rating on Colorado's lease obligations.4 We believe the state's continued economic growth, low debt burden and sound financial management should keep the state's credit quality high.

4. This does not indicate Standard & Poor's rating of the fund.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 75 of this report.

Portfolio Notes

By the end of the reporting period, municipalities were generally issuing new debt at a record pace. New issuance, through the first six months of the year, topped levels for the same time last year by 50%. As strong local economies helped many municipalities restore fiscal balance and, in many cases, register budget surpluses, issuers took advantage of the ongoing lower interest-rate environment to refund outstanding debt, as well as to fund various new projects. In this environment, the state of Colorado remained fiscally strong and issued new municipal bond supply at a rate similar to last year's.

In a time of abundant issuer prerefundings in the market, we maintained our philosophy on prerefunded bonds. Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on such bonds often begins to decline rapidly to the stated call price. However, because of the prolonged low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from the prerefunded bond sales. Also, by selling prerefunded bonds and investing proceeds in lower coupon securities, income decreased and the fund experienced dividend cuts. The fund made a long-term capital gain distribution of 4.72 cents per share and a short-term capital gain distribution of 0.2 cents per share, in June.

Proceeds from the sale of prerefunded bonds were generally used to purchase, at a slight discount, current coupon bonds, offering call protection around 10 years. The fund's strategy remains unchanged, as it looks to produce high tax-free income, while maintaining net asset value stability. Thanks to the fund's buy-and-hold strategy, portfolio turnover during the past six months was very low, at 8.5%. During the reporting period, the fund maintained diversification with purchases in many different sectors. Purchases included Colorado Water Resource and Power Authority, Colorado Housing Finance Authority and Colorado Health Facilities Authority Revenue Kaiser Hospital and Westminster.

Going forward, our outlook for the fund, the state economy and the municipal market in general remains positive. We expect the municipal bond supply in Colorado to remain stable over the next six months and, with a strong demand for Colorado bonds, the state should remain an attractive investment.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Class I

Franklin Colorado Tax-Free Income Fund - Class I share price, as measured by net asset value, increased three cents, from $12.11 on February 28, 1998, to $12.14 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 30.6 cents ($0.306), 4.72 cents ($0.0472) in long-term capital gains and 0.2 cents ($0.0020) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.0 cents ($0.050) and the maximum offering price of $12.68 on August 31, 1998, your fund's distribution rate was 4.73%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Colorado state personal income tax bracket would need to earn 8.24% from a taxable investment to match the fund's tax-free distribution rate.


Franklin Colorado Tax-Free Income Fund - Class I

Periods ended 8/31/98

                                                                        Since
                                                                      Inception
                                        1-Year    5-Year    10-Year    (9/1/87)
-------------------------------------------------------------------------------
Cumulative Total Return1                8.59%     34.66%     121.35%    136.29%
Average Annual Total Return2            3.96%      5.22%       7.81%      7.70%

Distribution Rate3                    4.73%
Taxable Equivalent Distribution Rate 48.24%
30-Day Standardized Yield            54.13%
Taxable Equivalent Yield             47.20%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of the current 5.0 cent per share monthly dividend and the maximum offering price of $12.68 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Colorado state personal income tax bracket of 42.6%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin Colorado Tax-Free Income Fund - Class II share price, as measured by net asset value, increased three cents, from $12.17 on February 28, 1998, to $12.20 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 27.17 cents ($0.2717), 4.72 cents ($0.0472) in long-term capital gains and 0.2 cents ($0.002) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.42 cents ($0.0442) and the maximum offering price of $12.32 on August 31, 1998, your fund's distribution rate was 4.31%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Colorado state personal income tax bracket would need to earn 7.51% from a taxable investment to match the fund's tax-free distribution rate.


Franklin Colorado Tax-Free Income Fund - Class II

Periods ended 8/31/98

                                                                   Since
                                                                 Inception
                                                1-Year   3-Year   (5/1/95)
----------------------------------------------------------------------------
Cumulative Total Return1                         8.04%    22.28%    26.94%
Average Annual Total Return2                     5.98%     6.57%     7.07%

Distribution Rate3                      4.31%
Taxable Equivalent Distribution Rate   47.51%
30-Day Standardized Yield              53.72%
Taxable Equivalent Yield               46.48%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of the current 4.42 cent per share monthly dividend and the maximum offering price of $12.32 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Colorado state personal income tax bracket of 42.6%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your Fund's Objective: Franklin Connecticut Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Connecticut state personal income taxes through a portfolio consisting primarily of Connecticut municipal bonds.1


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT

State Update

Connecticut's economy, represented by manufacturing, insurance and residential development, continued its slow but improving recovery from the early 1990s' recession, with employment gains accelerating annually. As of March 1998, total employment, compared with the same month last year, grew at an annualized rate of 2.1%, while the unemployment rate was 4.1%, below the 4.7% national average.2

2. Source: Fitch IBCA, 7/1/98.

The economic rebound has improved Connecticut's financial position. For the past six years, surging personal income tax collections have generated budget surpluses. The state forecasts $691 million in fiscal 1998 revenues, 7.4% higher than original estimates. Because growing reserves outpace spending, the state also projects a $192 million closing surplus on June 30, 1998.2

During the reporting period, Connecticut remained one of the most heavily in-debted states, mitigating its economic and financial strengths. However, despite its high debt burden, Connecticut maintained its AA debt rating from Standard & Poor's, a national credit rating agency.3 The state's general obligations, although high, are scheduled for rapid amortization, with 41% to be retired in five years and 73% in 10 years.4 Finally, Connecticut's personal income topped the nation with $36,263 per capita income, 42% above the U.S. average.5

3. This does not indicate Standard & Poor's rating of the fund.
4. Source: Moody's Investors Service, 3/16/98.
5. Source: Fitch IBCA, 7/1/98.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 79 of this report.

GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Portfolio Notes

From late April 1998 to the end of the six-month reporting period, the municipal bond market moved generally higher. As of August 31, 1998, the net asset value per Class I share of Franklin Connecticut Tax-Free Income Fund was $11.30, a value that has been unmatched since early 1994. The fund's total net assets were at record levels, as were the number of shares outstanding. Each of these grew by about 9% over the first half of the fund's current fiscal year.

Despite prerefunded bond sales in excess of $5 million, the number of such bonds in the portfolio still rose, from under 20% on February 28, 1998, to 22.9% on August 31, 1998. In the declining interest-rate environment, issuers seeking to reduce their borrowing costs continued to refund older issues more rapidly than we could sell them. Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline to the stated call price.

The fund maintained sector diversity with various purchases over the reporting period. The most significant of these included $7.5 million par value in Virgin Island issues with attractive yields, and just over $13 million in Connecticut Health and Hospital for Special Care. Both issues were Baa-rated and, as such, offered better returns than the higher-rated, lower-yielding bonds that the fund sold in order to buy them.

As of August 31, 1998, AAA-rated bonds, including prerefunded issues, comprised 28.3% of the fund's long-term investments, versus 30.8% on February 28, 1998. Over the reporting period, the number of AA-rated bonds remained virtually unchanged; the portfolio's A-rated bonds declined to 17.5% from 20.5%, while BBB-rated bonds grew to 34.0% from 29.3%. The only significant change in portfolio breakdown during the reporting period was an increase in the hospital sector holdings, from 20.5% to 24.6%.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY



Class I

Franklin Connecticut Tax-Free Income Fund - Class I share price, as measured by net asset value, increased seven cents, from $11.23 on February 28, 1998, to $11.30 on August 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 29.1 cents ($0.291) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.8 cents ($0.048) and the maximum offering price of $11.80 on August 31, 1998, your fund's distribution rate was 4.88%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Connecticut state personal income tax bracket would need to earn 8.46% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Connecticut Tax-Free Income Fund - Class I

Periods ended 8/31/98

                                                                    Since
                                                                  Inception
                                            1-Year     5-Year     (10/3/88)
-----------------------------------------------------------------------------
Cumulative Total Return1                     8.12%      31.66%     100.10%
Average Annual Total Return2                 3.52%       4.75%       6.78%

Distribution Rate3                     4.88%
Taxable Equivalent Distribution Rate  48.46%
30-Day Standardized Yield             54.02%
Taxable Equivalent Yield              46.97%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of the current 4.8 cent per share monthly dividend and the maximum offering price of $11.80 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Connecticut state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin Connecticut Tax-Free Income Fund - Class II share price, as measured by net asset value, increased seven cents, from $11.26 on February 28, 1998, to $11.33 on August 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 26.01 cents ($0.2601) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.3 cents ($0.043) and the maximum offering price of $11.44 on August 31, 1998, your fund's distribution rate was 4.51%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Connecticut state personal income tax bracket would need to earn 7.82% from a taxable investment to match the fund's tax-free distribution rate.



Franklin Connecticut Tax-Free Income Fund - Class II

Periods ended 8/31/98

                                                                  Since
                                                                Inception
                                             1-Year    3-Year    (5/1/95)
--------------------------------------------------------------------------
Cumulative Total Return1                      7.60%    21.35%     25.47%
Average Annual Total Return2                  5.54%     6.30%      6.71%

Distribution Rate3                     4.51%
Taxable Equivalent Distribution Rate  47.82%
30-Day Standardized Yield             53.61%
Taxable Equivalent Yield              46.26%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of the current 4.3 cent per share monthly dividend and the maximum offering price of $11.44 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Connecticut state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 107 of this report.

FRANKLIN FEDERAL INTERMEDIATE-TERM

TAX-FREE INCOME FUND

Your Fund's Objective: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio of municipal bonds with a dollar-weighted average maturity (the time in which a debt must be repaid) between three and 10 years.1

1. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments than a fund with greater diversification.

GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 20 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Portfolio Notes

The fixed income markets remained strong over the reporting period. Prices for the 30-year Treasury rose, causing yields to decline from 5.92% on February 28, 1998, to 5.25% on August 31, 1998. Bond price and yield move in an inverse relationship. During the reporting period, trends such as the continuing uncertainties surrounding the Asian financial markets, a positive domestic inflation outlook, and a cooling U.S. economy benefited the bond market. Two other market characteristics, which persisted from the previous reporting period, were the prevalence of municipal bond insurance and the flattening yield curve environment, meaning the narrowing yield spread between short- and long-term interest rates.

New municipal bond supply for 1998 has set a record pace. Through the first six months of the year, it topped last year's supply by more than 50%. Issuers continued to take advantage of the lower interest-rate environment, not only to refund outstanding debt, but also to issue additional debt to fund various projects. This new issuance comes on the heels of healthy local economies, which helped many municipalities restore fiscal balance and, in many cases, register budget surpluses.

The fund held to its strategy of producing high tax-free income, while maintaining share value stability. The fund employs a buy-and-hold strategy, so portfolio turnover during the six-month reporting period was very low, at 12.33%. The majority of the fund's purchases during that time were in the 10- to 15-year maturity range, as we felt that this maturity range represented the best value. Fund purchases during the reporting period embraced many different sectors in an effort to maintain diversification. Some of the purchases included bonds for the Virginia Housing Finance Authority; Lancaster, Pennsylvania Solid Waste Authority; Port St. Lucie, Florida Water & Sewer; and the New York State Dormitory Authority Southside Hospital.

Going forward, our outlook for the fixed-income markets, including municipals, remains positive. We expect the supply of municipal bonds to continue its record pace for the remainder of the year, and on into next year.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 21 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 22 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Franklin Federal Intermediate-Term Tax-Free Income Fund's share price, as measured by net asset value, increased six cents, from $11.25 on February 28, 1998, to $11.31 on August 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 26.4 cents ($0.264) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.4 cents ($0.044) and the maximum offering price of $11.57 on August 31, 1998, your fund's distribution rate was 4.56%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 7.55% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Federal Intermediate-Term Tax-Free Income Fund

Periods ended 8/31/98

                                                                 Since
                                                               Inception
                                           1-Year    5-Year    (9/23/92)
---------------------------------------------------------------------------
Cumulative Total Return1                    7.57%     34.44%     50.34%
Average Annual Total Return2                5.18%      5.61%      6.70%

Distribution Rate3                      4.56%
Taxable Equivalent Distribution Rate   47.55%
30-Day Standardized Yield              53.93%
Taxable Equivalent Yield               46.51%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 2.25% initial sales charge.
3. Distribution rate is based on an annualization of the current 4.4 cent per share monthly dividend and the maximum offering price of $11.57 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.89%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 114 of this report.

GRAPHIC MATERIAL 23 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 24 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Your Fund's Objective: Franklin High Yield Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of higher-yielding, medium- to lower-rated and non-rated municipal securities.1 As discussed in the fund's prospectus, these securities entail greater risk than higher-rated municipal securities.

1. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments than a fund with greater diversification.

During the reporting period, interest rates continued the downward trend of the past few years. The uncertainties in world markets, such as Asia's and Russia's, caused many investors to seek markets deemed to be safer or more stable. The U.S. bond market profited from this "flight to quality" with rising prices for the 30-year Treasury, whose yield declined from 5.92% on February 28, 1998, to 5.25% on August 31, 1998. For bonds, price and yield move in an inverse relationship.

Municipal issues benefited from the strong U.S. economy. Many issuers, such as the states of California and New York, enjoyed budget surpluses, due in part, to solid job growth and corresponding low unemployment rates. As a result, the credit quality of municipal issues has generally improved, with the rating agencies' credit upgrades outpacing downgrades by over four times. Many issuers took advantage of their strong credit fundamentals to utilize municipal bond insurance at very low premiums when issuing new bonds. This led to narrowing price differences between AAA- and BBB-rated bonds. With credit spreads so narrow, the fund focused on the AAA insured part of the market, which, in our opinion, provided the best value. In the market's high yield sector, portfolio management relies heavily on Franklin's municipal bond research department to find investment opportunities. Our experienced research staff seeks to differentiate credit quality among the municipal bond market's various sectors, helping the fund take advantage of market inefficiencies of undervalued securities.

During the reporting period, the three areas where the fund generally found value were the utility, health care and land-secured, or tax assessment, sectors. In the utility sector, we added to our positions in Tucson Electric and Public Service New Hampshire and established a new position in the Long Island Power Authority (LIPA), which is a new authority resulting from a New York state agency takeover of a portion of Long Island Lighting Company's assets. The LIPA financing, which received an A- rating from Standard and Poor's, a national credit rating agency, and was the largest bond deal in the history of the municipal market, came at very attractive rates.

In another purchase, we added to our position in Washington, D.C. general obligation bonds. These bonds came to market in April 1998 at rates that were attractive, in our opinion. In the past, much of the press coverage of Washington, D.C. general obligation bonds was negative. Recently, however, the news has been more positive as the District's budget is now back in balance, with a surplus expected in 1998. Its bonds were recently upgraded to BB from B. The Washington, D.C. refunding bond issue in April refunded over $50 million of our 6.5% and 6.55% bonds. These refunded bonds, now backed with U.S. Treasuries to the 2006 call date, substantially increased in value. Our outlook continues to be positive for this issue.

Based on the municipal market's strong credit fundamentals, the positive U.S. bond market environment and the relatively high yields municipals offer versus Treasuries, we feel municipal bonds remain an attractive investment opportunity for individuals seeking fixed-income securities.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 25 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 26 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Class I

Franklin High Yield Tax-Free Income Fund - Class I share price, as measured by net asset value, increased two cents, from $11.68 on February 28, 1998, to $11.70 on August 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 33.3 cents ($0.333) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.4 cents ($0.054) and the maximum offering price of $12.22 on August 31, 1998, your fund's distribution rate was 5.30%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 8.77% from a taxable investment to match the fund's tax-free distribution rate.

Franklin High Yield Tax-Free Income Fund - Class I

Periods ended 8/31/98
                                                                         Since
                                                                       Inception
                                          1-Year    5-Year   10-Year   (3/18/86)
--------------------------------------------------------------------------------
Cumulative Total Return1                   9.28%    43.66%    132.65%   181.27%
Average Annual Total Return2               4.67%     6.58%      8.34%     8.28%

Distribution Rate3                     5.30%
Taxable Equivalent Distribution Rate  48.77%
30-Day Standardized Yield             54.79%
Taxable Equivalent Yield              47.93%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, the fund's shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of the current 5.4 cent per share monthly dividend and the maximum offering price of $12.22 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 27 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 28 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin High Yield Tax-Free Income Fund - Class II share price, as measured by net asset value, increased two cents, from $11.75 on February 28, 1998, to $11.77 on August 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 29.96 cents ($0.2996) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.85 cents ($0.0485) and the maximum offering price of $11.89 on August 31, 1998, your fund's distribution rate was 4.89%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 8.10% from a taxable investment to match the fund's tax-free distribution rate.

Franklin High Yield Tax-Free Income Fund - Class II

Periods ended 8/31/98

                                                                  Since
                                                                Inception
                                             1-Year    3-Year    (5/1/95)
----------------------------------------------------------------------------
Cumulative Total Return1                     8.69%      26.03%     31.38%
Average Annual Total Return2                 6.57%       7.66%      8.19%

Distribution Rate3                     4.89%
Taxable Equivalent Distribution Rate  48.10%
30-Day Standardized Yield             54.41%
Taxable Equivalent Yield              47.30%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of the current 4.85 cent per share monthly dividend and the maximum offering price of $11.89 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 82 of this report.

GRAPHIC MATERIAL 29 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 30 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN INDIANA TAX-FREE INCOME FUND

Your Fund's Objective: Franklin Indiana Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Indiana state personal income taxes through a portfolio consisting primarily of Indiana municipal bonds.1

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

State Update

During the reporting period, Indiana's economy remained strong, benefiting from moderate labor costs, low utility rates, affordable living costs and a growing manufacturing sector. The unemployment rate was 2.8% in April 1998, while employment in March 1998 was 1.4% higher than the same month last year.2 Despite healthy fiscal performance and some diversification, the state is still sensitive to business-cycle fluctuations due to its traditionally dominant steel and automobile industries.

2. Source: Moody's Investors Service, 6/22/98.

A vibrant economy helped Indiana maintain sound financial operations and a low debt burden. The state expects revenues to increase 5.1% in the 1997-1998 biennium and 4.6% in the 1998-1999 biennium. The current biennial budget projects its general fund balance and reserves, on a cash basis, to total $1.7 billion, with the "rainy day" fund reaching $511 million.3 Such high reserve levels, resulting largely from expenditure controls and tax revenue windfalls, should moderate the state economy's exposure to the cyclical industrial sector.

3. Source: Fitch IBCA, 6/23/98.

Portfolio Notes

Franklin Indiana Tax-Free Income Fund performed quite well over the reporting period, as the relatively light Indiana bond supply created market demand for outstanding issues. Franklin's size and position in the municipal bond market gave the fund a competitive advantage in locating issues coming to market and negotiating with issuers.

Insurance remained popular during the reporting period, with over 60% of new issues coming insured. The higher insurance penetration, combined with a limited supply of new, lower-rated issues, reduced the price difference between higher- and lower-grade issues. Consequently, the fund concentrated purchases in higher-quality, public purpose issues such as school district, hospital and direct revenue utility bonds. At the end of the reporting period, more than 50% of the fund's long-term assets were rated AA or better. Recent additions included New Albany and Cloverdale School Building Corporation first mortgage bonds.

The market appeared to be moving sideways during the reporting period, trading in a narrow range, with only small changes up or down. However, our disciplined, dollar cost averaging approach enabled the fund to purchase on the downswings.

At the same time, the challenge of maintaining current dividend levels increased, as the lower interest-rate environment reduced available yields for Indiana municipal bonds. The low interest-rate environment also made it difficult for the fund to generate enough capital losses to offset the gains realized from the prerefunded bond sales. Thus, the fund made a long-term capital gain distribution of 0.13 cents per share and a short-term capital gain distribution of 1.2 cents per share, in June.

The fund's underlying bonds increased in market value during the six-month period, contributing to a 6% rise in the fund's total net assets, from $54.6 million to $57.8 million, thus providing shareholders a more diversified and stable asset base. In our opinion, the fund's performance is largely a tribute to Franklin's income-oriented approach. We will continue to manage Franklin Indiana Tax-Free Income Fund with the intention of protecting its share value and maintaining its competitive yield. Going forward, we anticipate continued economic growth in Indiana, rather mild inflation and relatively stable interest rates. Under such circumstances, we believe the fund is positioned for strong performance.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 31 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 32 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Franklin Indiana Tax-Free Income Fund's share price, as measured by net asset value, increased four cents, from $12.07 on February 28, 1998, to $12.11 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 31.8 cents ($0.318), 0.13 cents ($0.0013) in long-term capital gains and 1.2 cents ($0.012) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.2 cents ($0.052) and the maximum offering price of $12.65 on August 31, 1998, your fund's distribution rate was 4.93%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Indiana state personal income tax bracket would need to earn 8.54% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Indiana Tax-Free Income Fund

Periods ended 8/31/98

                                                                        Since
                                                                      Inception
                                          1-Year    5-Year   10-Year   (9/1/87)
--------------------------------------------------------------------------------
Cumulative Total Return1                   8.05%     33.01%  120.88%    136.75%
Average Annual Total Return2               3.42%      4.95%    7.78%      7.72%

Distribution Rate3                     4.93%
Taxable Equivalent Distribution Rate  48.54%
30-Day Standardized Yield             54.08%
Taxable Equivalent Yield              47.07%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of the current 5.2 cent per share monthly dividend and the maximum offering price of $12.65 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Indiana state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 85 of this report.

GRAPHIC MATERIAL 33 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Your Fund's Objective: Franklin Michigan Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Michigan state personal income taxes through a portfolio consisting primarily of Michigan municipal bonds.1

1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

State Update

Michigan ended the six-month reporting period on a positive note. For the past several years, the state has made a significant effort to maintain overall spending below its revenue growth rate, thereby restoring a budgetary balance. The state expects Medicaid spending to remain stable in fiscal 1998, and to increase only 2% in fiscal 1999.2

2. Source: Moody's Investors Service, 5/15/98.

A strong employment rate also contributed to Michigan's healthy economy. From June 1991 through June 1998, employment jumped 16.9%, far exceeding the 11.5% national average. Despite the recent General Motors strike, July's 4.2% unemployment -- an increase from June's 3.6% level -- still marked the 40th consecutive month of higher-than-average employment records.3

3. Source: www.migov.state.mi.us. Michigan State Government, Press Releases, 8/19/98.

Reflecting the state's robust economy, Standard & Poor's, a national credit rating agency, upgraded Michigan's general obligation debt rating from AA to AA+.4

4. This does not indicate Standard & Poor's rating of the fund.

GRAPHIC MATERIAL 34 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Portfolio Notes

With continued growth, Franklin Michigan Tax-Free Income Fund strives to remain fully invested at all times. The fund targets investments in tax-exempt municipal securities with high relative value and good call protection, in keeping with its stated objective of providing long-term income to shareholders.

During the reporting period, the fund maintained sector diversification by adding such noteworthy positions to the portfolio as Michigan State Trunk Line, Lincoln Park School District, Wayne Charter County Airport for Detroit Metropolitan Airport, Michigan Higher Education Facilities Authority for the Calvin College Project and Ottawa County for the Holland Township Water Supply revenue bonds. Through diversification in a broad range of sectors the fund sought to reduce its exposure to sector-specific risk and volatility.

We are closely monitoring Michigan's tax-exempt municipal bond supply. For the first six months of 1998, the state issued a total of $4.5 billion in municipal bonds, a remarkable 102% increase from the first six months of 1997. Looking forward, the state's low debt burden and growing need for new infrastructure such as highways, schools and affordable housing should maintain the requirement for new borrowing. If interest rates remain low, refunding issues resulting from lower borrowing costs available to issuers could also add to the supply of new bonds. The low interest-rate environment also made it difficult for the fund to generate enough capital losses to offset the gains realized from the prerefunded bond sales. Thus, the fund made a long-term capital gain distribution of 0.47 cents per share and a short-term capital gain distribution of 1.78 cents per share, in June.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 35 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 36 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Franklin Michigan Tax-Free Income Fund's share price, as measured by net asset value, increased 11 cents, from $11.02 on February 28, 1998, to $11.13 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 28.8 cents ($0.288), 0.47 cents ($0.0047) in long-term capital gains and 1.78 cents ($0.0178) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.8 cents ($0.048) and the maximum offering price of $11.62 on August 31, 1998, your fund's distribution rate was 4.96%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Michigan state personal income tax bracket would need to earn 8.59% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Michigan Tax-Free Income Fund

Periods ended 8/31/98
                                                                   Since
                                                                 Inception
                                                      1-Year      (7/1/96)
---------------------------------------------------------------------------
Cumulative Total Return1                              11.04%       22.93%
Average Annual Total Return2                           6.32%        7.83%

Distribution Rate3                      4.96%
Taxable Equivalent Distribution Rate   48.59%
30-Day Standardized Yield              54.56%
Taxable Equivalent Yield               46.78%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge.
3. Distribution rate is based on an annualization of the current 4.8 cent per share monthly dividend and the maximum offering price of $11.62 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Michigan state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
The fund's manager agreed in advance to waive a portion of management fees, which reduces expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.91%. The fee waiver may be discontinued at any time, upon notice to the fund's Board of Directors. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 88 of this report.

GRAPHIC MATERIAL 37 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Your Fund's Objective: Franklin New Jersey Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and New Jersey state personal income taxes through a portfolio consisting primarily of New Jersey municipal bonds.1

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

State Update

New Jersey continued its slow but progressive recovery from the early 1990s' recession, having maintained its high income-generating ability. The state's economy is also in the process of diversification. Formerly concentrated in manufacturing, it now depends more on the services and trade sectors. During the reporting period, New Jersey's economy accelerated, with employment growth exceeding its pre-recession peak. In March 1998, the unemployment rate was 5.1%, slightly above the 4.7% national average.2

2. Source: Moody's Investors Service, 5/13/98.

New Jersey's debt ratios -- $1,576 per capita and 5.1% of personal income -- have increased notably and are among the nation's highest.3 Despite these increases, New Jersey's debt burden remains moderate and manageable in the context of the state's ample economic resources. The state continues to attract a populace of high net worth individuals and has a broad, diverse economy. In the past two years, strong tax revenue collections and expenditure controls have improved the state's financial operations. It is projected that revenues will grow at a rate of 4.4% for the 1998 fiscal year. State officials suggested that the pool of personal income above six figures has increased by 17% in the past years, and this trend is expected to continue at a strong growth rate of 14.2% in tax year 1998.2 Governor Whitman's fiscal 1999 budget proposal incorporates anticipated increases in personal income tax and total revenue growth. However, dependence on this type of revenue source could strain the financial structure of the state.

3. Source: Moody's 1998 State Debt Medians, 8/98.

For fiscal 1998 the state estimates the ending budget balance to total over $1 billion.4 Such large, year-end cash balances should help the state maintain an Aa1 overall debt rating by Moody's, a national credit rating agency.5

GRAPHIC MATERIAL 38 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Portfolio Notes

The percentage of prerefunded bonds in the fund's portfolio began the reporting period at 9.7% of long-term assets, went as high as 11.4% in March, before declining to 11.1% by August 31, 1998. With the volume increase of insured bonds in the municipal market, the majority of the fund's recent portfolio acquisitions were AAA-rated. During the reporting period, the fund purchased Middlesex County, New Jersey certificates of participation and Camden County, New Jersey Health System - Catholic Health East and New Jersey Health Care Facilities - John F. Kennedy Medical Center.

The fund continued its strategy of investing for tax-free income and capital preservation. This was challenging at times, in light of the lower interest-rate environment, which put some pressure on the fund's overall income earnings. One strategy employed during the reporting period was to purchase bonds with better original issue discount (OID) than those we sold, which can provide some protection in a down market. At the end of April, Franklin New Jersey Tax-Free Income Fund sold bonds with lower OIDs, took a tax loss, and replaced them with bonds having greater OIDs. In this scenario, the fund executed some trades without giving up the issues' yields and, in some cases, even improved them. Please keep in mind that the fund can distribute only what it earns, so dividend distributions may have to be decreased in the future, if interest rates remain at current or lower levels.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 39 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 40 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Class I

Franklin New Jersey Tax-Free Income Fund - Class I share price, as measured by net asset value, increased eight cents, from $11.92 on February 28, 1998, to $12.00 on August 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 31.2 cents ($0.312) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.1 cents ($0.051) and the maximum offering price of $12.53 on August 31, 1998, your fund's distribution rate was 4.88%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and New Jersey state personal income tax bracket would need to earn 8.63% from a taxable investment to match the fund's tax-free distribution rate.


Franklin New Jersey Tax-Free Income Fund - Class I

Periods ended 8/31/98

                                                                         Since
                                                                       Inception
                                           1-Year   5-Year   10-Year   (5/12/88)
--------------------------------------------------------------------------------
Cumulative Total Return1                     8.21%   31.94%   114.54%   121.41%
Average Annual Total Return2                 3.60%    4.79%     7.46%     7.56%

Distribution Rate3                     4.88%
Taxable Equivalent Distribution Rate  48.63%
30-Day Standardized Yield             54.11%
Taxable Equivalent Yield              47.27%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of the current 5.1 cent per share monthly dividend and the maximum offering price of $12.53 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and New Jersey state personal income tax bracket of 43.4%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 41 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 42 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin New Jersey Tax-Free Income Fund - Class II share price, as measured by net asset value, increased eight cents, from $11.98 on February 28, 1998, to $12.06 on August 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 27.82 cents ($0.2782) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.54 cents ($0.0454) and the maximum offering price of $12.18 on August 31, 1998, your fund's distribution rate was 4.47%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and New Jersey state personal income tax bracket would need to earn 7.90% from a taxable investment to match the fund's tax-free distribution rate.

Franklin New Jersey Tax-Free Income Fund - Class II

Periods ended 8/31/98

                                                                     Since
                                                                   Inception
                                               1-Year    3-Year     (5/1/95)
------------------------------------------------------------------------------
Cumulative Total Return1                        7.57%     20.99%     25.36%
Average Annual Total Return2                    5.49%      6.19%      6.70%

Distribution Rate3                     4.47%
Taxable Equivalent Distribution Rate  47.90%
30-Day Standardized Yield             53.71%
Taxable Equivalent Yield              46.56%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of the current 4.54 cent per share monthly dividend and the maximum offering price of $12.18 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and New Jersey state personal income tax bracket of 43.4%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 93 of this report.

FRANKLIN OREGON TAX-FREE INCOME FUND

Your Fund's Objective: Franklin Oregon Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Oregon state personal income taxes through a portfolio consisting primarily of Oregon municipal bonds.1

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

GRAPHIC MATERIAL 43 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 44 OMITTED - SEE APPENDIX AT END OF DOCUMENT

State Update

Oregon's accelerating population, resulting from better economic opportunities and affordable living costs, has fueled the state's economy. During the reporting period, the state experienced substantial growth, spurred by expansion of housing construction and the high technology industry. Most forecasts envision income, population and employment growth outperforming the national average. However, with 4.4% of its gross state product exporting to East Asia, Oregon's economic growth is expected to slow, due to the recent Asian financial turmoil.2 The extent of this adverse impact depends on the duration and severity of this crisis.

2. Source: Fitch IBCA, 3/30/98.

The recent economic boom has generated higher than expected revenues, thereby improving the state's financial operations. The state's debt burden, although rising, remains moderate and manageable. Oregon should meet future capital spending needs, particularly for correctional facilities, within historically low debt levels.3

3. Source: Moody's Investors Service, 5/21/98.

Portfolio Notes

Franklin Oregon Tax-Free Income Fund performed quite well over the reporting period, as the relatively light Oregon new bond supply created market demand for existing issues. Franklin's size and position in the municipal bond market gave the fund a competitive advantage in locating issues coming to market and negotiating with issuers.

Insurance remained popular during the reporting period, with over 60% of new issues coming insured. The higher insurance penetration, combined with a limited supply of new, lower-rated issues, reduced the price difference between higher- and lower-grade issues. Consequently, the fund concentrated purchases in higher-quality, public purpose issues such as general obligation, hospital and direct revenue utility bonds. At the end of the reporting period, more than 65% of the fund's long-term assets were rated AA or better. Recent additions included City of Portland general obligation bonds and Medford Hospital revenue bonds for Asante Health.

The market appeared to be moving sideways during the reporting period, trading in a narrow range, with only small changes up or down. However, our disciplined, dollar cost averaging approach enabled the fund to purchase on the downswings.

At the same time, the challenge of maintaining current dividend levels increased, as the lower interest-rate environment reduced available yields for Oregon municipal bonds. Despite the lower income earnings, we believe Franklin Oregon Tax-Free Income Fund remains a very competitive investment choice for tax-conscious investors.

The fund's underlying bonds increased in market value during the six-month period, contributing to a 9.2% rise in the fund's total net assets, from $443 million to $484 million, thus providing shareholders a more diversified and stable asset base. In our opinion, the fund's performance is largely a tribute to Franklin's income-oriented approach. We will continue to manage the fund with the intention of protecting its share value and maintaining its competitive yield. Going forward, we anticipate continued economic growth in Oregon, rather mild inflation and relatively stable interest rates. Under such circumstances, we believe the fund is positioned for strong performance.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 45 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 46 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Class I

Franklin Oregon Tax-Free Income Fund - Class I share price, as measured by net asset value, increased three cents, from $11.86 on February 28, 1998, to $11.89 on August 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 31.2 cents ($0.312) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.1 cents ($0.051) and the maximum offering price of $12.42 on August 31, 1998, your fund's distribution rate was 4.93%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Oregon state personal income tax bracket would need to earn 8.97% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Oregon Tax-Free Income Fund - Class I

Periods ended 8/31/98

                                                                       Since
                                                                     Inception
                                          1-Year   5-Year   10-Year   (9/1/87)
-------------------------------------------------------------------------------
Cumulative Total Return1                   7.53%    31.82%   110.81%    120.87%
Average Annual Total Return2               2.94%     4.78%     7.28%      7.04%

Distribution Rate3                     4.93%
Taxable Equivalent Distribution Rate  48.97%
30-Day Standardized Yield             54.04%
Taxable Equivalent Yield              47.35%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of the current 5.1 cent per share monthly dividend and the maximum offering price of $12.42 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Oregon state personal income tax bracket of 45.0%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 47 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 48 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 49 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin Oregon Tax-Free Income Fund - Class II share price, as measured by net asset value, increased four cents, from $11.92 on February 28, 1998, to $11.96 on August 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 27.85 cents ($0.2785) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.53 cents ($0.0453) and the maximum offering price of $12.08 on August 31, 1998, your fund's distribution rate was 4.50%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Oregon state personal income tax bracket would need to earn 8.19% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Oregon Tax-Free Income Fund - Class II

Periods ended 8/31/98

                                                                    Since
                                                                  Inception
                                               1-Year    3-Year    (5/1/95)
-----------------------------------------------------------------------------
Cumulative Total Return1                       6.88%      20.22%     24.66%
Average Annual Total Return2                   4.81%       5.96%      6.52%

Distribution Rate3                     4.50%
Taxable Equivalent Distribution Rate  48.19%
30-Day Standardized Yield             53.62%
Taxable Equivalent Yield              46.59%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of the current 4.53 cent per share monthly dividend and the maximum offering price of $12.08 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Oregon state personal income tax bracket of 45.0%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 98 of this report.

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your Fund's Objective: Franklin Pennsylvania Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Pennsylvania state personal income taxes through a portfolio consisting primarily of Pennsylvania municipal bonds.1

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The fund's shares are free from Pennsylvania personal property tax and income is free from Philadelphia School Investment Net Income Tax.

Commonwealth Update

Pennsylvania continued its recovery from the early 1990s' recession. Its recent economic gains, although still lagging the national average, have been steadily improving. During the six-month reporting period, employment growth was 7% above the pre-recession peak.2 A growing services industry helped the commonwealth diversify its economic base. The financial services sector, in particular, has provided the largest source of employment and personal income tax revenues. Nevertheless, manufacturing remains a dominant factor.

2. Source: Fitch IBCA, 3/5/98.

Pennsylvania's economic revitalization has buttressed its financial operations. With spending controls and conservative revenue estimates, the commonwealth generated six years of budgetary surpluses and rebuilt reserves to 2.4% of current revenue.2 Governor Ridge's proposed fiscal 1999 budget follows a similar course with the addition of some tax relief. Such sound financial management, coupled with a consistently improving economy, warranted an AA rating on the commonwealth's general obligations from Standard & Poor's, a national credit rating agency.3

3. This does not indicate Standard & Poor's rating of the fund.

Going forward, the commonwealth anticipates slow economic growth and revenues to underperform the national averages. However, with restrained spending, the commonwealth should continue to enjoy its current stability.

Portfolio Notes

With competition increasing among the municipal bond insurers, it was economical for issuers to purchase insurance to enhance their credit quality. Consequently, much of the issuance in Pennsylvania came to market as insured bonds. Municipal bond supply in the state remained strong and allowed the fund to maintain its diversification, so that there were no significant changes in the fund's sector breakdown during the reporting period. New purchases included revenue bonds for Philadelphia Gas Works; Allegheny County IDA Environmental Improvement, USX Corporation; and Pennsylvania State Higher Educational Facilities Authority, College & University.

The fund continued its strategy of buying current coupon bonds at a slight discount, in accordance with its objective of providing tax-free income and capital preservation. This was challenging at times, in light of the lower interest-rate environment, which put pressure on the fund's overall income earnings. Please keep in mind that the fund can distribute only what it earns; therefore, the fund may decrease its dividend in the future.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 50 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 51 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 52 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Class I

Franklin Pennsylvania Tax-Free Income Fund - Class I share price, as measured by net asset value, increased two cents, from $10.56 on February 28, 1998, to $10.58 on August 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 28.2 cents ($0.282) per share. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.6 cents ($0.046) and the maximum offering price of $11.05 on August 31, 1998, your fund's distribution rate was 5.00%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Pennsylvania state personal income tax bracket would need to earn 8.52% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Pennsylvania Tax-Free Income Fund - Class I

Periods ended 8/31/98

                                                                        Since
                                                                      Inception
                                          1-Year   5-Year   10-Year    (12/1/86)
--------------------------------------------------------------------------------
Cumulative Total Return1                   8.07%    34.32%   118.52%    127.67%
Average Annual Total Return2               3.50%     5.17%     7.67%      6.86%

Distribution Rate3                    5.00%
Taxable Equivalent Distribution Rate 48.52%
30-Day Standardized Yield            54.25%
Taxable Equivalent Yield             47.24%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of the current 4.6 cent per share monthly dividend and the maximum offering price of $11.05 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Pennsylvania state personal income tax bracket of 41.3%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 59 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 60 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin Pennsylvania Tax-Free Income Fund - Class II share price, as measured by net asset value, increased two cents, from $10.61 on February 28, 1998, to $10.63 on August 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 25.21 cents ($0.2521) per share. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.1 cents ($0.041) and the maximum offering price of $10.74 on August 31, 1998, your fund's distribution rate was 4.58%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Pennsylvania state personal income tax bracket would need to earn 7.80% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Pennsylvania Tax-Free Income Fund - Class II

Periods ended 8/31/98

                                                                  Since
                                                                Inception
                                             1-Year    3-Year    (5/1/95)
---------------------------------------------------------------------------
Cumulative Total Return1                     7.52%      21.41%     25.55%
Average Annual Total Return2                 5.41%       6.34%      6.74%

Distribution Rate3                    4.58%
Taxable Equivalent Distribution Rate 47.80%
30-Day Standardized Yield            53.83%
Taxable Equivalent Yield             46.52%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of the current 4.1 cent per share monthly dividend and the maximum offering price of $10.74 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Pennsylvania state personal income tax bracket of 41.3%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 104 of this report.

GRAPHIC MATERIAL 53 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

Your Fund's Objective: Franklin Puerto Rico Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and many states' personal income taxes through a portfolio consisting primarily of Puerto Rico municipal bonds.1

1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Commonwealth Update

During the reporting period, Puerto Rico displayed strong revenue performance, resulting from robust economic growth, coupled with expenditure and enhanced tax collection programs. Revenue gains reversed a deficit operation trend, thereby improving and stabilizing the commonwealth's financial position. Governor Rossello's administration maintained its emphasis on privatization with the recent sale of the Puerto Rico Telephone Company to GTE Corp. Although poverty and high unemployment still persist, Puerto Rico continues to make progress in raising living standards. In recent years, employment has steadily improved and is at its highest level in 20 years.

Manufacturing, which contributes 42% of Puerto Rico's gross domestic product, remained the dominant sector driving the island's economy, thanks in large part to U.S. Internal Revenue Code Section 936.2 This law provides tax incentives that have been instrumental in attracting manufacturing business development to the island over the past two decades. As these benefits phase out, we expect the commonwealth to meet the challenge by increasing its competitiveness, diversifying its economic base and developing additional incentives to attract and maintain investments.

2. Source: Moody's Investors Service, 6/98.

GRAPHIC MATERIAL 54 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Portfolio Notes

Municipal bond supply in Puerto Rico was very strong in the first two quarters of 1998. This increase resulted from a combination of refundings and new issues. We expect the rest of 1998 to continue to have moderate supply. Some of the recent purchases into the fund include: Inter American University, Guam Housing Corp., Virgin Islands Public Finance Authority Revenue and Puerto Rico Electric Power Authority.

The fund continued its strategy of investing for tax-free income and capital preservation. This was challenging at times, in light of the lower interest-rate environment, which put some pressure on the fund's overall income earnings. One strategy employed during the reporting period was to purchase bonds with better original issue discount (OID) than those we sold, which can provide some protection in a down market. Please keep in mind that the fund can distribute only what it earns, so dividend distributions may have to be decreased in the future, if interest rates remain at current or lower levels. The low interest-rate environment also made it difficult for the fund to generate enough capital losses to offset the gains realized from the prerefunded bond sales. Thus, the fund made a long-term capital gain distribution of 0.15 cents per share and a short-term capital gain distribution of 0.77 cents per share, in June.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 55 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 56 OMITTED - SEE APPENDIX AT END OF DOCUMENT


PERFORMANCE SUMMARY

Class I

Franklin Puerto Rico Tax-Free Income Fund - Class I share price, as measured by net asset value, increased seven cents, from $11.86 on February 28, 1998, to $11.93 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 30.6 cents ($0.306), 0.15 cents ($0.0015) in long-term capital gains and 0.77 cents ($0.0077) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.0 cents ($0.05) and the maximum offering price of $12.46 on August 31, 1998, your fund's distribution rate was 4.82%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 7.98% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Puerto Rico Tax-Free Income Fund - Class I

Periods ended 8/31/98

                                                                     Since
                                                                   Inception
                                     1-Year    5-Year    10-Year    (4/3/85)
-----------------------------------------------------------------------------
Cumulative Total Return1              8.13%    34.46%     113.93%    179.84%
Average Annual Total Return2          3.50%     5.18%       7.43%      7.62%

Distribution Rate3                    4.82%
Taxable Equivalent Distribution Rate 47.98%
30-Day Standardized Yield            54.06%
Taxable Equivalent Yield             46.72%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of the current 5.0 cent per share monthly dividend and the maximum offering price of $12.46 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 57 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 58 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin Puerto Rico Tax-Free Income Fund - Class II share price, as measured by net asset value, increased eight cents, from $11.87 on February 28, 1998, to $11.95 on August 31, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 27.25 cents ($0.2725), 0.15 cents ($0.0015) in long-term capital gains and 0.77 cents ($0.0077) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.44 cents ($0.0444) and the maximum offering price of $12.07 on August 31, 1998, your fund's distribution rate was 4.41%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 7.30% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Puerto Rico Tax-Free Income Fund - Class II

Periods ended 8/31/98

                                                                      Since
                                                                    Inception
                                                 1-Year   3-Year    (5/1/95)
Cumulative Total Return1                          7.60%   21.82%     25.66%
Average Annual Total Return2                      5.51%    6.43%      6.77%

Distribution Rate3                    4.41%
Taxable Equivalent Distribution Rate4 7.30%
30-Day Standardized Yield5            3.64%
Taxable Equivalent Yield4             6.03%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of the current 4.44 cent per share monthly dividend and the maximum offering price of $12.07 on August 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Municipal Bond Ratings


Moody's

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.



Franklin Tax-Free Trust
Financial Highlights

Franklin Arizona Tax-Free Income Fund

                                                          Six Months Ended
                                                           August 31, 1998           Year Ended February 28,
Class I                                                    (unaudited)      1998     1997      19961     1995      1994
-----------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................      $11.44    $11.24   $11.34    $11.11    $11.58    $11.57
                                                            ----------------------------------------------------------------

Income from investment operations:
 Net investment income ..................................         .30       .61      .62       .64       .65       .66

 Net realized and unrealized gains (losses) .............         .03       .29     (.04)      .36      (.48)      .02
                                                            ----------------------------------------------------------------
Total from investment operations ........................         .33       .90      .58      1.00       .17       .68
                                                            ----------------------------------------------------------------
Less distributions from:

 Net investment income ..................................        (.30)2    (.61)    (.63)     (.65)     (.64)     (.67)

 In excess of net investment income .....................           --     (.01)   --        --        --        --

 Net realized gains .....................................        (.04)     (.08)    (.05)     (.12)    --        --
                                                            ----------------------------------------------------------------
Total distributions .....................................        (.34)     (.70)    (.68)     (.77)     (.64)     (.67)
                                                            ----------------------------------------------------------------
Net asset value, end of period ..........................      $11.43    $11.44   $11.24    $11.34    $11.11    $11.58
                                                            ================================================================
Total return* ...........................................        2.90%     8.23%    5.33%     9.24%     1.63%     5.76%

RatBios/supplemental data

Net assets, end of period (000's) .......................     $845,691  $810,250 $752,335  $750,797  $720,801  $796,838

Ratios to average net assets:

 Expenses ...............................................         .64%**    .63%     .62%      .62%      .60%      .54%

 Net investment income ..................................        5.16%**   5.40%    5.59%     5.67%     5.86%     5.65%

Portfolio turnover rate .................................        8.19%    20.02%   16.57%    25.12%    18.65%    14.17%

Class II
-----------------------------------------------------------------------------------------------------------
Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period ....................      $11.51    $11.30   $11.38    $11.15
                                                            -------------------------------------------
Income from investment operations:
 Net investment income ..................................         .27       .56      .57       .49
 Net realized and unrealized gains (losses) .............         .03       .29     (.03)      .34
                                                            --------------------------------------------
Total from investment operations ........................         .30       .85      .54       .83
                                                            --------------------------------------------
Less distributions from:
 Net investment income ..................................        (.27)3    (.56)    (.57)     (.48)
 Net realized gains .....................................        (.04)     (.08)    (.05)     (.12)
                                                            --------------------------------------------
Total distributions .....................................        (.31)     (.64)    (.62)     (.60)
                                                            --------------------------------------------
Net asset value, end of period ..........................      $11.50    $11.51   $11.30    $11.38
                                                            ============================================
Total return* ...........................................        2.59%     7.67%    4.89%     7.60%

Ratios/supplemental data
Net assets, end of period (000's) .......................    $19,526   $14,537   $5,486    $1,892

Ratios to average net assets:
 Expenses ...............................................        1.20%**   1.19%    1.19%     1.20%**
 Net investment income ..................................        4.60%**   4.82%    5.01%     5.05%**
Portfolio turnover rate .................................        8.19%    20.02%   16.57%    25.12%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. 2Includes distributions in excess of net investment income in the amount of $0.007.
3Includes distributions in excess of net investment income in the amount of $0.005.

Franklin Tax-Free Trust
Statement of Investments, August 31, 1998 (unaudited)
                                                                                                     PRINCIPAL
 Franklin Arizona Tax-Free Income Fund                                                                AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
 Long Term Investments 99.4%

     Apache Junction, Arizona Water Utilities Community, 5.80%, 7/01/17 ......................     $ 1,200,000  $ 1,298,904
     Arizona Educational Loan Marketing Corp. Revenue,
     Senior Series, 6.375%, 9/01/05 ..........................................................      10,000,000   10,630,300
     Series B, 7.00%, 3/01/03 ................................................................       1,000,000    1,077,140
     Series B, 7.00%, 3/01/05 ................................................................       1,000,000    1,070,490
     Series B, MBIA Insured, 7.35%, 9/01/04 ..................................................       1,000,000    1,044,650
     Series B, MBIA Insured, 7.375%, 9/01/05 .................................................         775,000      809,015
     Sub Series, 6.625%, 9/01/05 .............................................................       1,000,000    1,066,760
     Arizona Health Facilities Authority, Hospital System Revenue,
      Phoenix Baptist Hospital, MBIA Insured, ETM, 6.25%, 9/01/11 ............................       2,000,000    2,188,640
     Arizona Health Facilities Authority Revenue, Arizona Voluntary Hospital,
     Hospital Federal Pooled Loan Revenue, Series B, FGIC Insured, 7.75%, 10/01/07 ...........         770,000      801,039
     Series B, FGIC Insured, 7.25%, 10/01/13 .................................................       5,000,000    5,222,300
     Arizona State COP,
     FSA Insured, 6.625%, 9/01/08 ............................................................       5,000,000    5,440,900
     Refunding, Series B, AMBAC Insured, 6.25%, 9/01/10 ......................................       5,000,000    5,475,450
     Arizona State Municipal Financing Program, COP,
     Dysart School, Series 22, BIG Insured, ETM, 7.875%, 8/01/05 .............................       1,350,000    1,650,294
     Peoria School, Series 19, BIG Insured, ETM, 7.75%, 8/01/04 ..............................         500,000      596,360
     Series 20, BIG Insured, ETM, 7.625%, 8/01/06 ............................................       3,250,000    3,806,238
     Series 25, BIG Insured, 7.875%, 8/01/14 .................................................         500,000      677,810
     Series 29, BIG Insured, Pre-Refunded, 7.125%, 8/01/14 ...................................       2,500,000    2,605,375
     Arizona State Wastewater Management Authority,
      Wastewater Treatment Financial Assistance Revenue,
     6.80%, 7/01/11 ..........................................................................       4,000,000    4,442,680
     Series A, AMBAC Insured, 5.625%, 7/01/15 ................................................       1,000,000    1,072,880
     Arizona, Water Infrastructure Finance Authority Revenue,
     Water Quality Financial Assistance, Series A, MBIA Insured 5.00%, 7/01/17 ...............       1,670,000    1,704,302
     Bullhead City Municipal Property Corp., Municipal Facilities Revenue,
      MBIA Insured, Pre-Refunded, 7.20%, 7/01/09 .............................................       2,125,000    2,210,531
     Casa Grande, Excise Tax Revenue, FGIC Insured, 6.20%, 4/01/15 ...........................         930,000    1,018,006
     Casa Grande IDA, Frito Lay/PepsiCo,
     IDR, 6.65%, 12/01/14 ....................................................................         500,000      553,900
     PCR, 6.60%, 12/01/10 ....................................................................       1,800,000    1,991,340
     Chandler GO, FGIC Insured,
     Pre-Refunded, 6.80%, 7/01/13 ............................................................       1,750,000    2,011,328
     Pre-Refunded, 6.85%, 7/01/14 ............................................................       1,625,000    1,871,838
     Refunding, 7.00%, 7/01/12 ...............................................................       1,000,000    1,084,410
     Chandler IDA, MFHR, Hacienda Apartments, Project A,
      Refunding, GNMA Secured, 6.05%, 7/20/30 ................................................       4,055,000    4,268,699
     Chandler Street and Highway Revenue, MBIA Insured, Pre-Refunded, 6.85%, 7/01/13 .........       1,250,000    1,439,875
     Chandler Water and Sewer Revenue, Refunding, FGIC Insured,
     7.00%, 7/01/12 ..........................................................................       6,715,000    7,281,813
     6.25%, 7/01/13 ..........................................................................       2,165,000    2,352,381
     5.25%, 7/01/15 ..........................................................................       2,270,000    2,349,495
     Coconino County,
     Flagstaff USD No. 1, AMBAC Insured, 6.20%, 7/01/06 ......................................       1,095,000    1,149,739
     PCC Revenue, 6.375%, 10/01/36 ...........................................................       3,500,000    3,821,790
     PCC Revenue, Nevada Power Co., Refunding, Series E, 5.35%, 10/01/22 .....................       7,265,000    7,315,710
     PCC Revenue, Nevada Power Co., Series B, 5.80%, 11/01/32 ................................       6,500,000    6,627,400
     PCC Revenue, Public Service Co., Refunding, Series A,
     MBIA Insured, 5.875%, 8/15/28 ...........................................................       5,275,000    5,581,056
     Eloy Municipal Property Corp., Facilities Revenue, 7.80%, 7/01/09 .......................       1,475,000    1,560,668
     Gila County IDA Revenue, Refunding, Asarco, Inc., 5.55%, 1/01/27 ........................      45,900,000   47,139,759
     Gilbert ID No. 11, FGIC Insured, 7.60%, 1/01/05 .........................................       1,500,000    1,549,425
     Gilbert Water and Sewer Revenue, Refunding, FGIC Insured, 6.50%,
     7/01/12 .................................................................................       1,500,000    1,680,930
     7/01/22 .................................................................................       3,250,000    3,606,558
     Glendale IDA, Educational Facilities Revenue, American
      Graduate School International, Refunding, Connie Lee Insured,
     5.875%, 7/01/15 .........................................................................       2,200,000    2,382,798
     Pre-Refunded, 7.00%, 7/01/14 ............................................................       1,000,000    1,178,690
     Pre-Refunded, 7.125%, 7/01/20 ...........................................................       1,250,000    1,482,588
     Glendale IDAR, Midwestern University, Series A, Connie Lee Insured, 6.00%,
     5/15/16 .................................................................................       1,940,000    2,128,335
     5/15/26 .................................................................................       2,000,000    2,169,780
     Glendale Municipal Property Corp., Refunding, MBIA Insured, 7.00%, 7/01/09 ..............     $ 2,400,000  $ 2,488,704
     Guam Power Authority Revenue,
     GO, 6.30%, 10/01/22 .....................................................................       4,000,000    4,254,880
     Series A, 6.30%, 10/01/12 ...............................................................       3,630,000    3,869,653
     Lake Havasu City, Wastewater COP, FGIC Insured, 7.00%, 6/01/05 ..........................       2,700,000    2,922,291
     Marana Municipal Property Corp., Municipal Facilities Revenue,
      Refunding, MBIA Insured, 5.25%, 7/01/22 ................................................       1,170,000    1,206,352
     Maricopa County School District No 98, Fountain Hills Unified, FGIC Insured,
     6.625%, 7/01/10 .........................................................................         475,000      511,841
     Pre-Refunded, 6.625%, 7/01/10 ...........................................................         825,000      894,985
     Maricopa County COP, 6.00%, 6/01/04 .....................................................       8,000,000    8,445,200
     Maricopa County Hospital District No. 1, AMBAC Insured, 5.00%, 6/01/21 ..................       2,000,000    2,006,900
     Maricopa County Hospital Revenue, Sun Health Corp., Refunding,
     5.80%, 4/01/08 ..........................................................................       3,870,000    4,100,149
     5.90%, 4/01/09 ..........................................................................       2,120,000    2,255,447
     6.125%, 4/01/18 .........................................................................      15,650,000   16,815,612
     Maricopa County IDA,
     Hospital Facility Revenue, FSA Insured, 7.50%, 12/01/13 .................................       1,445,000    1,579,501
     Hospital Facility Revenue, FSA Insured, Pre-Refunded, 7.50%, 12/01/13 ...................       1,305,000    1,435,696
     Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 ........................      20,000,000   20,172,600
     Hospital Facility Revenue, Samaritan Health Service Hospital,
      Refunding, Series A, MBIA Insured, 7.00%, 12/01/13 .....................................      17,800,000   19,267,610
     Hospital Facility Revenue, Samaritan Health Service Hospital,
      Refunding, Series A, MBIA Insured, 7.00%, 12/01/16 .....................................       1,890,000    2,380,795
     IDR, Citizens Utilities Co. Project, 6.20%, 5/01/30 .....................................       5,000,000    5,412,000
     Mercy Health System, Series A, MBIA Insured, Pre-Refunded, 7.125%, 7/01/07 ..............       1,585,000    1,652,204
     Mercy Health System, Series C, MBIA Insured, Pre-Refunded, 7.15%, 7/01/15 ...............         750,000      787,178
     MFHR, Stanford Court Apartments Project, Series A, MBIA Insured, 5.30%, 7/01/28 .........       1,235,000    1,250,067
     MFHR, Madera Pointe Apts., FSA Insured, 5.90%, 6/01/26 ..................................       2,105,000    2,239,510
     MFHR, National Health Facilities II Project, Series A, FSA Insured, 5.10%, 1/01/33 ......      12,500,000   12,458,875
     SFMR, GNMA Secured, 8.00%, 9/01/09 ......................................................         685,000      711,188
     Water System Revenue, Improvement, Chaparral Water Co.,
      Series A, AMBAC Insured, 5.40%, 12/01/22 ...............................................       1,000,000    1,025,350
     Maricopa County School District No. 4, Mesa Unified, FGIC Insured,
     5.65%, 7/01/11 ..........................................................................       1,500,000    1,624,320
     5.70%, 7/01/12 ..........................................................................       2,000,000    2,171,580
     Maricopa County School District No. 8, Osborn,
     Refunding, Series A, FGIC Insured, 5.875%, 7/01/14 ......................................       3,500,000    3,831,730
     School Improvement Project, Series B, Pre-Refunded, 7.10%, 7/01/05 ......................         500,000      519,510
     School Improvement Project, Series B, Pre-Refunded, 7.15%, 7/01/07 ......................       1,075,000    1,117,377
     School Improvement Project, Series B, Pre-Refunded, 7.20%, 7/01/09 ......................       1,885,000    1,960,080
     Maricopa County School District No. 11, Peoria Unified, Refunding,
     AMBAC Insured, 6.10%, 7/01/10 ...........................................................       6,300,000    6,917,589
     MBIA Insured, 7.00%, 7/01/10 ............................................................       2,800,000    3,041,052
     Maricopa County School District No. 28, Kyrene Elementary,
     Series B, FGIC Insured, 6.00%, 7/01/14 ..................................................       2,000,000    2,154,260
     Maricopa County Stadium District Revenue, MBIA Insured, 5.75%, 7/01/16 ..................       3,000,000    3,198,030
     Maricopa County UHSD No. 210,
     Phoenix Project of 1995, Series C, 5.00%, 7/01/17 .......................................       5,000,000    4,999,650
     Series A, 5.70%, 7/01/15 ................................................................         500,000      537,675
     Series B, 5.50%, 7/01/17 ................................................................       9,050,000    9,500,871
     Maricopa County USD No. 41, Gilbert, 6.25%, 7/01/15 .....................................       2,000,000    2,177,500
     Maricopa County USD No. 41, Gilbert Project of 1993,
     Series F, FSA Insured, 5.125%, 7/01/18 ..................................................       2,555,000    2,565,578
     Maricopa County USD No. 65, Littleton School Improvement,
     Series B, FGIC Insured, 6.40%, 7/01/14 ..................................................       1,175,000    1,299,010
     Maricopa County USD No. 66, Roosevelt Elementary Project,
     Series B, FGIC Insured, 5.25%, 7/01/17 ..................................................       2,500,000    2,569,400
     Maricopa County USD No. 69, GO, Paradise Valley, Series A, 7.10%, 7/01/05 ...............       1,000,000    1,155,260
     Maricopa County USD No. 80, Chandler, FGIC Insured, 6.00%, 7/01/13 ......................       1,600,000    1,753,408
     Maricopa County USD No. 89, Dysart, Refunding and Improvement, FGIC Insured,
     6.70%, 7/01/05 ..........................................................................         240,000      254,138
     6.75%, 7/01/06 ..........................................................................       1,760,000    1,864,896
     Maricopa County USD No. 214, Tolleson GO, FGIC Insured, 5.75%, 7/01/14 ..................       1,000,000    1,075,210
     Mesa GO, FGIC Insured, 5.00%, 7/01/18 ...................................................       1,500,000    1,506,840

     Mesa IDA, Health Care Facilities Revenue, Western Health Network,
     BIG Insured, Series A-2, 7.625%, 1/01/13 ................................................     $ 5,250,000  $ 5,423,933
     BIG Insured, Series A-3, 7.625%, 1/01/13 ................................................         250,000      258,283
     BIG Insured, Series A-4, 7.625%, 1/01/09 ................................................       2,075,000    2,141,628
     Refunding, Series B-2, BIG Insured, 7.50%, 1/01/08 ......................................         685,000      706,605
     Mesa Utility System Revenue, FGIC Insured, 5.375%, 7/01/17 ..............................      15,500,000   16,045,910
     Mohave County, Hospital District No. 1, Kingman Regional Medical Center Project,
     FGIC Insured, 6.50%, 6/01/15 ............................................................       1,500,000    1,626,225
     Pre-Refunded, 8.375%, 6/01/15 ...........................................................       6,350,000    6,946,265
     Mohave County IDA,
     Health Care Revenue, Chris Ridge and Silver Insured,
     Refunding, GNMA Secured, 6.375%, 11/01/31 ...............................................       1,585,000    1,750,395
     Hospital Systems Revenue, Baptist Hospital, MBIA Insured, 5.50%, 9/01/21 ................       1,500,000    1,563,225
     Hospital Systems Revenue, Baptist Hospital, MBIA Insured, 5.75%, 9/01/26 ................       4,675,000    4,989,861
     Hospital Systems Revenue, Medical Environments, Inc.,
     Phoenix Hospital and Medical Center, ETM, 5.80%, 7/01/99 ................................       1,595,000    1,625,640
     IDR, Citizens Utilities Co. Project, 6.60%, 5/01/29 .....................................       4,100,000    4,495,117
     IDR, Citizens Utilities Co. Project, Series A, 7.15%, 2/01/26 ...........................      10,000,000   10,491,100
     IDR, Citizens Utilities Co. Project, Series B, 7.15%, 2/01/26 ...........................       5,000,000    5,245,550
     Mohave County USD No 1, Lake Havasu, FGIC Insured, 5.00%, 7/01/14 .......................       1,075,000    1,096,102
     Navajo County PCR, Arizona Public Service Co., Series A,
     MBIA Insured, 5.875%, 8/15/28 ...........................................................       3,000,000    3,174,060
     Refunding, 5.875%, 8/15/28 ..............................................................      54,500,000   56,814,604
     Nogales Municipal Development Authority, Inc., Municipal Facilities Revenue,
      MBIA Insured, Refunding, 7.20%, 6/01/08 ................................................       6,350,000    6,919,214
     Northern Arizona University System Revenue,
     Pre-Refunded, 7.50%, 6/01/06 ............................................................       3,700,000    3,809,742
     Refunding, FGIC Insured, 6.40%, 6/01/07 .................................................       2,750,000    2,973,960
     Northern Mariana Islands, Commonwealth Ports Authority,
     Seaport Revenue, Series A, 6.40%, 3/15/28 ...............................................       8,885,000    8,812,498
     Oro Valley COP, MBIA Insured, 5.75%, 7/01/17 ............................................       1,000,000    1,079,080
     Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA Insured,
     5.55%, 7/01/17 ..........................................................................       1,150,000    1,230,615
     5.375%, 7/01/26 .........................................................................       1,000,000    1,043,100
     Peoria Municipal Development Authority, Water and Sewer Revenue,
      Refunding, FGIC Insured, 6.625%, 7/01/06 ...............................................       1,000,000    1,053,060
     Phoenix GO, 5.25%, 7/01/20 ..............................................................       2,000,000    2,039,600
     Phoenix Airport Revenue, MBIA Insured,
     Refunding, Series B, 6.20%, 7/01/10 .....................................................         700,000      780,717
     Refunding, Series C, 6.30%, 7/01/10 .....................................................       1,680,000    1,868,462
     Refunding, Series C, 6.40%, 7/01/11 .....................................................       1,785,000    1,989,436
     Refunding, Series C, 6.40%, 7/01/12 .....................................................         570,000      631,554
     Series D, 6.30%, 7/01/10 ................................................................       1,800,000    2,001,924
     Series D, 6.40%, 7/01/11 ................................................................       3,825,000    4,263,077
     Series D, 6.40%, 7/01/12 ................................................................         820,000      908,552
     Phoenix Civic Improvement Corp.,
     Airport Revenue, Senior Lien, Series A, FSA Insured, 5.00%, 7/01/25 .....................       5,000,000    5,008,500
     Airport Terminal Excise Tax Revenue, Refunding, Senior Lien, 5.00%, 7/01/14 .............       1,245,000    1,239,522
     Municipal Facilities Excise Tax Revenue,
      MBIA Insured, Pre-Refunded, 6.90%, 7/01/21 .............................................       1,000,000    1,162,390
     Water Systems Revenue, 5.95%, 7/01/15 ...................................................       3,090,000    3,436,482
     Water Systems Revenue, 5.95%, 7/01/16 ...................................................       3,665,000    4,075,956
     Water Systems Revenue, 6.00%, 7/01/19 ...................................................       3,000,000    3,325,230
     Water Systems Revenue, Junior Lien, MBIA Insured, 5.375%, 7/01/22 .......................       8,130,000    8,374,144
     Phoenix Civic Plaza Building Corp., 6.00%, 7/01/14 ......................................       4,300,000    4,688,462
     Phoenix GO,
     Refunding, 6.375%, 7/01/13 ..............................................................       5,000,000    5,476,950
     Refunding, Series A, 5.50%, 7/01/15 .....................................................       5,000,000    5,262,450
     Refunding, Series A, 5.00%, 7/01/19 .....................................................       3,500,000    3,495,275
     Series B, 5.25%, 7/01/15 ................................................................       2,775,000    2,873,929
     Phoenix HFC, Mortgage Revenue,
     Project A, Refunding, MBIA Insured, 6.50%, 7/01/24 ......................................       2,750,000    2,886,208
     Section 8 Project, Refunding, Series A, MBIA Insured, 6.90%, 1/01/23 ....................       1,750,000    1,859,323
     Section 8 Project, Refunding, Series A, MBIA Insured, 7.25%, 1/01/23 ....................       2,260,000    2,358,672

     Phoenix IDA,
     Hospital Revenue, Connie Lee Insured, Refunding,
     Series B, 5.75%, 12/01/16 ...............................................................     $ 3,500,000  $ 3,798,725
     SFMR, FNMA Insured, 6.30%, 12/01/12 .....................................................         770,000      833,987
     SFMR, Statewide, Series C, FHLMC, FNMA, and GNMA Secured, 5.30%, 4/01/20 ................       2,000,000    2,012,780
     Phoenix IDAR, Home Purchase Mortgage, Series B, GNMA Secured, 8.20%, 4/01/22 ............       1,305,000    1,332,666
     Phoenix Municipal Housing Revenue, Fillmore Gardens Project,
      Refunding, 6.30%, 6/01/09 ..............................................................       1,500,000    1,624,650
     Phoenix Street and Highway Revenue,
     ETM, 6.80%, 7/01/03 .....................................................................       1,000,000    1,124,080
     Refunding, 6.60%, 7/01/07 ...............................................................       5,000,000    5,480,900
     Pima County IDA,
     Health Care Corp. Revenue, Carondelet St. Joseph's and
     St. Mary's Hospital, BIG Insured, 8.00%, 7/01/13 ........................................          65,000       66,495
     Health Care Corp. Revenue, Carondelet St. Joseph's and
      St. Mary's Hospital, MBIA Insured, 6.75%, 7/01/10 ......................................       2,250,000    2,450,790
 b   MFHR, Ria Nova & Villa Projects, GNMA Secured, 5.20%, 12/20/31 ..........................       2,370,000    2,370,000
     MFR, Series A, 6.00%, 12/01/21 ..........................................................       2,720,000    2,890,870
     SFMR, GNMA Secured, 6.40%, 11/01/09 .....................................................         805,000      864,803
     SFMR, GNMA Secured, 8.125%, 9/01/20 .....................................................       1,115,000    1,145,830
     SFMR, GNMA Secured, 6.75%, 11/01/27 .....................................................       3,605,000    3,890,804
     SFMR, Refunding, Series A, 7.625%, 2/01/12 ..............................................       3,565,000    3,748,241
     SFMR, Refunding, Series A, 6.50%, 2/01/17 ...............................................         740,000      795,300
     Pima County IDAR, Refunding, Series A, MBIA Insured, 5.625%, 4/01/14 ....................       2,250,000    2,427,660
     Pima County Sewer Revenue, Refunding, FGIC Insured, 6.75%, 7/01/15 ......................       1,410,000    1,526,001
     Pima County USD No. 1, Tucson Project, FGIC Insured, 5.875%, 7/01/14 ....................      21,000,000   22,648,710
     Pinal County USD No. 43, Apache Junction Improvement, Refunding,
     FGIC Insured, 7.15%, 7/01/05 ............................................................         500,000      519,210
     FGIC Insured, Pre-Refunded, 7.20%, 7/01/07 ..............................................         700,000      728,175
     Series A, FGIC Insured, 5.85%, 7/01/15 ..................................................       2,500,000    2,717,375
     Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
     Series A, FSA Insured, Pre-Refunded, 9.00%, 7/01/09 .....................................          75,000       94,745
     Puerto Rico Commonwealth Highway and Transportation Authority
     Highway Revenue, Series Y, 5.00%, 7/01/36 ...............................................       9,000,000    9,020,520
     Puerto Rico Commonwealth IDC, General Purpose Revenue,
      Series B, 5.375%, 7/01/16 ..............................................................       2,800,000    2,896,236
     Puerto Rico Commonwealth Infrastructure Financing Authority,
     Special Tax Revenue, Series A,
     7.75%, 7/01/08 ..........................................................................       1,550,000    1,585,263
     7.50%, 7/01/09 ..........................................................................         335,000      342,538
     Puerto Rico Commonwealth, Public Improvement, Refunding, 5.375%, 7/01/25 ................       1,975,000    2,020,109
     Puerto Rico Electric Power Authority Revenue,
     Refunding, Series N, 7.00%, 7/01/07 .....................................................         745,000      777,713
     Refunding, Series N, 7.125%, 7/01/14 ....................................................       2,205,000    2,304,071
     Series O, 7.125%, 7/01/14 ...............................................................       1,510,000    1,577,844
     Series R, 6.25%, 7/01/17 ................................................................       3,745,000    4,114,594
     Series X, 6.125%, 7/01/21 ...............................................................      25,720,000   27,772,456
     Puerto Rico GO, Pre-Refunded, 6.50%, 7/01/23 ............................................       4,850,000    5,545,781
     Puerto Rico HFC, SFMR, Portfolio No. 1, Series B,
     GNMA Secured, 7.65%, 10/15/22 ...........................................................         700,000      740,264
     Puerto Rico HFC Revenue,
     MFMR, Portfolio 1, Series A, 7.50%, 4/01/22 .............................................       1,215,000    1,272,725
     Section 8 Assisted, Sixth Portfolio, FHA Mortgage Insured,
      Pre-Refunded, 7.75%, 12/01/26 ..........................................................          40,000       49,570
     Puerto Rico Industrial, Tourist, Educational, Medical and
      Environmental Control Facilities, Financing Authority Hospital Revenue,
     Dr. Pila Hospital, Refunding, Series A, FHA Insured, 5.875%, 8/01/12 ....................       5,225,000    5,679,053
     Hospital Auxilio Mutuo Obligation Group, Series A,
      MBIA Insured, 6.25%, 7/01/24 ...........................................................       1,950,000    2,158,553
     Puerto Rico Public Finance Corp., Commonwealth Appropriation,
      Series A, 5.00%, 6/01/26 ...............................................................       6,000,000    5,928,540
     Salt River Project, Agricultural Improvement and Power District,
      Electric System Revenue,
     Refunding, Series A, 5.75%, 1/01/13 .....................................................       2,435,000    2,557,067
     Refunding, Series A, 5.00%, 1/01/20 .....................................................      12,500,000   12,574,375
     Series A, 6.00%, 1/01/31 ................................................................       4,600,000    4,743,336
     Series A, MBIA Insured, 6.00%, 1/01/31 ..................................................       1,845,000    1,910,331
     Series C, 6.20%, 1/01/12 ................................................................       5,925,000    6,327,248
     Series C, 6.25%, 1/01/19 ................................................................       9,975,000   10,654,597
     Series D, 6.25%, 1/01/27 ................................................................       4,890,000    5,240,417
     San Luis Municipal Property Corp., Municipal Facilities Revenue, 8.125%, 7/01/19 ........       3,160,000    3,274,771
     Santa Cruz County IDAR, Citizens Utilities Co. Project, 6.60%, 5/01/29 ..................       8,000,000    8,770,960

     Scottsdale IDA, Hospital Revenue, Scottsdale Memorial Hospital, .........................
     Refunding, Series A, AMBAC Insured, 5.70%,
     9/01/15 .................................................................................     $ 1,250,000  $ 1,297,188
     9/01/18 .................................................................................       4,045,000    4,197,699
     Sedona Sewer Revenue, Refunding,
     6.75%, 7/01/07 ..........................................................................       3,800,000    4,279,674
     7.00%, 7/01/12 ..........................................................................       5,000,000    5,521,200
     Tucson, Series A, 5.375%, 7/01/20 .......................................................       1,800,000    1,857,942
     Tucson Airport Authority Income Revenue, MBIA Insured,
     Series A, 6.875%, 6/01/20 ...............................................................       1,090,000    1,155,313
     Series B, 7.125%, 6/01/15 ...............................................................       1,175,000    1,258,519
     Series B, 7.25%, 6/01/20 ................................................................       1,125,000    1,206,326
     Tucson IDA, MFR,
     La Entrada, Refunding, 7.40%, 7/01/26 ...................................................       1,845,000    1,959,870
     Los Portales Apts., Refunding, 5.90%, 12/20/31 ..........................................       2,000,000    2,113,620
     Tucson Water Revenue,
     Refunding, FGIC Insured, 5.00%, 7/01/19 .................................................       2,100,000    2,111,760
     Refunding, FGIC Insured, 5.125%, 7/01/20 ................................................       4,000,000    4,057,880
     Refunding, FGIC Insured, 5.125%, 7/01/21 ................................................       9,030,000    9,160,664
     Refunding, MBIA Insured, 7.00%, 7/01/10 .................................................       2,250,000    2,339,235
     Series 1994-A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/21 ...............................      14,650,000   16,498,537
     University of Arizona System Revenue,
     6.25%, 6/01/11 ..........................................................................       1,000,000    1,124,810
     6.35%, 6/01/14 ..........................................................................       1,300,000    1,468,844
     Virgin Islands Public Finance Authority Revenue, Senior Lien,
      Fund Loan Notes, Refunding, Series A, 5.50%
     10/01/22 ................................................................................       3,750,000    3,802,725
     10/01/13 ................................................................................       2,500,000    2,573,325
     Virgin Islands Water & Power Authority, Electric System, Refunding, 5.30%, 7/01/18 ......       2,475,000    2,503,017
     Yavapai County IDAR, Citizens Utilities Co. Project, 5.45%, 6/01/33 .....................       6,000,000    6,111,900
     Yavapai County IDA, Hospital Facility Revenue, Yavapai Regional
      Medical Center, Series A, FSA Insured, Refunding, 5.125%, 12/01/13 .....................       2,000,000    2,072,620
     Yavapai County USD No. 22, Humboldt,
     Series A, FGIC Insured, 5.95%, 7/01/14 ..................................................       1,500,000    1,634,835
     Series B Project of 1995, MBIA Insured, 5.60%, 7/01/14 ..................................       1,825,000    1,958,973
     Yuma County Elementary School District No. 1,
     Series A, MBIA Insured, 5.75%, 7/01/14 ..................................................       1,500,000    1,624,770
     Series B, MBIA Insured, 5.50%, 7/01/14 ..................................................       2,000,000    2,130,640
     Yuma IDA Hospital Revenue, Yuma Regional Medical Center,
      Refunding, MBIA Insured, 5.50%, 8/01/17 ................................................       4,000,000    4,200,800
     Yuma Industrial Authority MFHR, Alexandrite Sands Apartments Project, FHA Insured,
     7.60%, 12/01/15 .........................................................................       1,000,000    1,045,970
     7.70%, 12/01/29 .........................................................................       2,000,000    2,094,000
     Yuma Industrial Authority MFR, Regency Apartments, Refunding, 5.50%, 12/20/32 ...........       2,000,000    2,032,140
                                                                                                                  ----------
     Total Long Term Investments (Cost $803,445,089) .........................................                  860,079,033
                                                                                                                  ----------
a    Short Term Investments .1%
     Maricopa County IDA, Hospital Facility Revenue, Samaritan
      Health Service Hospital, Series B2, MBIA Insured, Daily VRDN and Put,...................
      3.25%, 12/01/08 ........................................................................         500,000      500,000
     Pinal County IDA, PCR, Magma-Copper/Newmont
     Mining Corp., Daily VRDN and Put, 3.40%, 12/01/09 .......................................         200,000      200,000
     Pinal County IDA, PCR, Dates, Newmont, Daily VRDN, 3.40%, 12/01/09 ......................         400,000      400,000
                                                                                                                  ----------
     Total Short Term Investments (Cost $1,100,000) .........................................                     1,100,000
                                                                                                                  ----------
     Total Investments (Cost $804,545,089) 99.5%.............................................                   861,179,033
     Other Assets, less Liabilities .5%......................................................                     4,037,899
                                                                                                                  ----------
     Net Assets 100.0%.......................................................................                  $865,216,932
                                                                                                                  ==========

See glossary of terms on page 137.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

Franklin Tax-Free Trust
Financial Highlights


Franklin Colorado Tax-Free Income Fund
                                                          Six Months Ended
                                                           August 31, 1998           Year Ended February 28,
Class I                                                    (unaudited)      1998     1997      19961     1995      1994
------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................      $12.11    $11.80   $11.84    $11.38    $11.94    $11.85
                                                            -----------------------------------------------------------------
Income from investment operations:
 Net investment income ..................................         .30       .63      .66       .67       .67       .68
 Net realized and unrealized gains (losses) .............         .09       .39     (.04)      .45      (.57)      .10
                                                            -----------------------------------------------------------------
Total from investment operations ........................         .39      1.02      .62      1.12       .10       .78
                                                            -----------------------------------------------------------------
Less distributions from:
 Net investment income ..................................        (.31)     (.64)    (.66)     (.66)     (.66)     (.69)
 Net realized gains .....................................        (.05)     (.07)      --        --        --        --
                                                            -----------------------------------------------------------------
Total distributions .....................................        (.36)     (.71)    (.66)     (.66)     (.66)     (.69)
                                                            -----------------------------------------------------------------
Net asset value, end of period ..........................      $12.14    $12.11   $11.80    $11.84    $11.38    $11.94
                                                            =================================================================
Total return* ...........................................        3.24%     8.86%    5.44%    10.12%     1.05%     6.49%

Ratios/supplemental data
Net assets, end of period (000's) .......................     $283,698  $266,599 $236,609  $215,609  $194,564  $202,158
Ratios to average net assets:
 Expenses ...............................................         .71%**    .71%     .71%      .71%      .70%      .64%
 Net investment income ..................................        4.99%**   5.28%    5.59%     5.73%     5.94%     5.69%
Portfolio turnover rate .................................        8.50%    22.97%   14.13%    17.58%    28.83%    10.85%


Class II
-------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period ....................          $12.17    $11.84   $11.87    $11.40
                                                                 ----------------------------------------
Income from investment operations:
 Net investment income ..................................             .27       .57      .59       .50
 Net realized and unrealized gains (losses) .............             .08       .40     (.02)      .46
                                                                 ----------------------------------------
Total from investment operations ........................             .35       .97      .57       .96
                                                                 ----------------------------------------
Less distributions from:
 Net investment income ..................................            (.27)     (.57)    (.60)     (.49)
 Net realized gains .....................................            (.05)     (.07)      --        --
                                                                 ----------------------------------------
Total distributions .....................................            (.32)     (.64)    (.60)     (.49)
                                                                 ----------------------------------------
Net asset value, end of period ..........................          $12.20    $12.17   $11.84    $11.87
                                                                 ========================================
Total return* ...........................................            2.93%     8.39%    4.93%     8.57%

Ratios/supplemental data
Net assets, end of period (000's) .......................      $15,841   $10,855   $5,654    $1,656
Ratios to average net assets:
 Expenses ...............................................            1.27%**   1.27%    1.28%     1.29%**
 Net investment income ..................................            4.43%**   4.72%    4.99%     5.12%**
Portfolio turnover rate .................................            8.50%    22.97%   14.13%    17.58%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.


Franklin Tax-Free Trust
Statement of Investments, August 31, 1998 (unaudited)
                                                                                                     PRINCIPAL
 Franklin Colorado Tax-Free Income Fund                                                               AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------
 a   Long Term Investments 97.4%
     Adams County PCR, Refunding, Public Service Co. of Colorado
     Project, Series A, 7.375%, 11/01/09 .....................................................       $ 770,000    $ 781,050
     Adams County School District No.12, FGIC Insured, 5.40%, 12/15/14 .......................       1,000,000    1,049,830
     Arapahoe County Capital Improvements Transportation Fund
      Highway Revenue, Vehicle Registration, Series A, MBIA Insured,
      6.15%, 8/31/26 .........................................................................       8,000,000    8,909,040
     Arapahoe County COP, Refunding, FSA Insured, 6.625%, 12/01/16 ...........................         805,000      886,522
     Arapahoe County School District, No. 2, Refunding, MBIA Insured, 5.70%, 6/01/19 .........       2,200,000    2,361,348
     Arvada IDR, Wanco Inc. Project,
     5.25%, 12/01/07 .........................................................................         100,000      102,644
     5.80%, 12/01/17 .........................................................................         480,000      492,730
     Arvada MFHR, Springwood Community Project, Refunding, 6.35%, 8/20/16 ....................       1,000,000    1,057,480
     Auraria Higher Education Center Colorado COP,
     Administrative Office Facility Project, AMBAC Insured, 5.125%, 5/01/18 ..................       1,000,000    1,010,940
     Aurora COP, Refunding, 6.25%, 12/01/09 ..................................................       2,850,000    3,132,065
     Bayfield School District No. 10, MBIA Insured, 6.65%, 6/01/15 ...........................       1,000,000    1,134,980
     Boulder County Colorado Hospital Revenue Development,
      Longmont United Hospital Project, 5.50%, 12/01/12 ......................................       1,000,000    1,030,370
     Boulder County Hospital Revenue, Longmont United Hospital Project,
     5.80%, 12/01/13 .........................................................................       2,000,000    2,074,960
     5.60%, 12/01/17 .........................................................................       3,385,000    3,481,439
     5.875%, 12/01/20 ........................................................................       1,285,000    1,338,263
     Pre-Refunded, 8.20%, 12/01/20 ...........................................................       3,000,000    3,314,190
     Boulder GO, Refunding, 7.20%, 8/15/13 ...................................................       1,250,000    1,300,950
     Boulder, Larimer & Weld Counties, Vrain Valley School District,
     RE1J, Series A, FGIC Insured, 5.00%,
     12/15/18 ................................................................................       1,000,000    1,003,120
     12/15/22 ................................................................................       7,000,000    7,010,640
     Castle Pines Metropolitan District, Refunding and Improvement,
     FSA Insured, 5.25%, 12/01/15 ............................................................       1,900,000    1,965,303
     Colorado Health Facilities Authority Revenue,
     Birchwood Manor Project, Series A, GNMA Secured, 7.625%, 4/01/26 ........................       1,615,000    1,673,043
     Boulder Community Hospital, Refunding, Series B, MBIA Insured, 5.875%, 10/01/23 .........       1,500,000    1,597,560
     Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ..................................       1,800,000    1,769,526
     Children's Hospital Association Project, MBIA Insured, 5.25%, 10/01/26 ..................       1,000,000    1,016,390
     Community Provider Pooled Loan Program, FSA Insured, 6.75%, 7/15/17 .....................         954,000    1,028,126
     Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%, 7/15/17 ...........       6,570,000    7,153,022
     Covenant Retirement Communities, 6.75%, 12/01/15 ........................................       1,750,000    1,975,645
     Covenant Retirement Communities, 6.75%, 12/01/25 ........................................       4,950,000    5,584,986
     Kaiser Permanente, Series A, 5.35%, 11/01/16 ............................................       8,000,000    8,111,440
     Mercy Medical Center Durango, 6.20%, 11/15/15 ...........................................       1,250,000    1,352,638
     National Benevolent Assn., Refunding, Series A, 5.20%, 1/01/18 ..........................         700,000      689,878
     National Benevolent Assn., Refunding, Series A, 5.25%, 1/01/27 ..........................       1,180,000    1,151,031
     National Benevolent Assn., Series B, 5.25%, 2/01/18 .....................................         750,000      738,308
     National Benevolent Assn., Series B, 5.25%, 2/01/28 .....................................       2,500,000    2,437,725
     Oakbrook I Manor, Series A, GNMA Secured, 7.25%, 4/01/11 ................................         385,000      404,970
     Oakbrook I Manor, Series A, GNMA Secured, 7.625%, 4/01/26 ...............................         885,000      916,807
     PSL Health System Project, Series B, Pre-Refunded, 8.50%, 2/15/21 .......................       1,000,000    1,129,190
     Sisters of Charity Leavenworth, MBIA Insured, 5.125%, 12/01/18 ..........................       1,000,000    1,011,040
     Colorado HFA,
     MF, Insured Mortgage, Series A-2, 5.45%, 10/01/29 .......................................       1,000,000    1,009,060
     MF, Series A, 6.80%, 8/01/14 ............................................................       2,300,000    2,452,007
     MF, Series A, 6.85%, 8/01/24 ............................................................       3,550,000    3,788,312
     MF, Series A, 6.875%, 8/01/30 ...........................................................       5,790,000    6,173,993
     MF, Series A-2, 6.00%, 10/01/28 .........................................................       1,000,000    1,059,400
     SF Program, Refunding, Series A-2, MBIA Insured, 5.625%, 11/01/23 .......................       4,000,000    4,116,640
     SF Program, Series A-1, 8.00%, 8/01/17 ..................................................         195,000      200,306
     SF Program, Series A-2, 7.70%, 2/01/23 ..................................................         575,000      604,843
     SF Program, Series A-3, 7.90%, 8/01/21 ..................................................         230,000      239,432
     SF Program, Series C-2, 7.375%, 8/01/10 .................................................       1,050,000    1,098,069
     SF Program, Series C-2, 7.85%, 2/01/21 ..................................................         155,000      160,151
     SF, Series A, 7.50%, 5/01/29 ............................................................       1,000,000    1,055,130
     Colorado Post Secondary Educational Facilities Authority Revenue,
     Auraria Foundation Project, FSA Insured, 6.00%, 9/01/15 .................................       1,000,000    1,085,410
     Refunding and Improvement, University of Denver Project,
     MBIA Insured, 5.375%, 3/01/18 ...........................................................       2,500,000    2,593,125
     Colorado Public Highway Authority Revenue, Highway E-470,
     Refunding, Senior Series A, MBIA Insured,
     5.25%, 9/01/18 ..........................................................................     $ 3,795,000  $ 3,871,280
     5.00%, 9/01/21 ..........................................................................       2,000,000    1,997,280
     Colorado Springs Airport Revenue, Series A, MBIA Insured, 5.25%, 1/01/22 ................       2,500,000    2,557,350
     Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%,
     12/15/15 ................................................................................       5,575,000    6,133,002
     12/15/24 ................................................................................      10,955,000   12,015,773
     Colorado Springs Utilities Revenue,
     Refunding and Improvement, Series A, 5.25%, 11/15/22 ....................................       2,000,000    2,049,700
     Refunding and Improvement, Series A, 5.375%, 11/15/26 ...................................       3,340,000    3,443,640
     Series A, 5.75%, 11/15/23 ...............................................................       1,450,000    1,519,325
     Series A, Pre-Refunded, 6.10%, 11/15/24 .................................................      11,000,000   12,358,830
     Colorado State,
     Board of Agriculture, COP, MBIA Insured, 5.35%, 5/01/18 .................................       1,000,000    1,029,960
     Board of Agriculture, State University Revenue, Refunding, 5.125%, 3/01/17 ..............       1,000,000    1,020,720
     Board of Community Colleges and Occupational Educational
      Revenue, Red Rocks Community College Project, AMBAC Insured,
      6.00%, 11/01/19 ........................................................................       1,090,000    1,175,925
     Colorado Water Resource and Power Authority, Drinking Water Revenue,
      Series A, 5.30%, 9/01/18 ...............................................................         875,000      894,023
     Colorado Water Resource and Power Development Authority,
     Clean Water Revenue, Series A, 6.15%, 9/01/11 ...........................................       1,765,000    1,905,335
     Clean Water Revenue, Series A, 6.30%, 9/01/14 ...........................................       1,000,000    1,080,730
     Clean Water Revenue, Series A, 5.80%, 9/01/17 ...........................................       2,000,000    2,180,020
     Small Water Resource Revenue, Series A, FGIC Insured,
      Pre-Refunded, 6.70%, 11/01/12 ..........................................................         750,000      830,805
     Stagecoach Project, Pre-Refunded, 8.00%, 11/01/17 .......................................          65,000       68,280
     Denver City and County Airport Revenue,
     Series A, 5.60%, 11/15/20 ...............................................................       3,200,000    3,349,568
     Series A, 7.50%, 11/15/23 ...............................................................       3,315,000    3,806,349
     Series A, 8.50%, 11/15/23 ...............................................................       3,645,000    4,017,738
     Series A, Pre-Refunded, 7.50%, 11/15/12 .................................................       3,000,000    3,462,900
     Series A, Pre-Refunded, 7.50%, 11/15/23 .................................................         685,000      817,794
     Series A, Pre-Refunded, 8.50%, 11/15/23 .................................................         355,000      396,240
     Series D, 7.75%, 11/15/13 ...............................................................       1,000,000    1,267,980
     Series E, MBIA Insured, 5.50%, 11/15/25 .................................................       3,750,000    3,918,825
     Denver City and County IDR, University of Denver Project, 7.50%, 3/01/11 ................       1,880,000    2,024,027
     Denver City and County MFHR, The Boston Lofts Project, Series A, 5.75%, 10/01/27 ........       1,500,000    1,547,055
     Denver City and County Revenue,
     Children's Hospital Association Project, FGIC Insured, 6.00%, 10/01/15 ..................       3,150,000    3,381,210
     Refunding, St. Anthony's Hospital, Sisters of Charity Health Care System,
     Series A, MBIA Insured, Pre-Refunded, 7.75%, 5/01/14 ....................................         150,000      155,717
     Denver City and County SFMR, Series A, GNMA Secured, 8.125%, 12/01/20 ...................         165,000      168,873
     Denver City and County Special Facilities Airport Revenue,
      United Airlines Project, Series A, 6.875%, 10/01/32 ....................................       2,000,000    2,174,800
     Donala Water and Sanitary District, Improvement Series B, 6.50%, 12/01/14 ...............       1,000,000    1,066,320
     Douglas County MFHR, Mortgage-Parker Hilltop Project, FHA Insured, 5.45%, 8/01/28 .......       2,000,000    2,020,860
     Douglas County School District No. 1, Douglas and Elbert Counties,
      Improvement Series A, MBIA Insured, 6.50%, 12/15/16 ....................................         230,000      259,208
     Douglas County School District No. RE1, Douglas and Elbert Counties,
      Improvement Series A, MBIA Insured, Pre-Refunded, 6.50%,  12/15/16 .....................       2,000,000    2,290,820
     El Paso County,
     HMR, Series B, GNMA Secured, 8.125%, 11/01/13 ...........................................          85,000       87,751
     School District No. 20, GO, Series B, 8.00%, 12/01/06 ...................................          20,000       20,196
     Fort Collins PCR, Anheuser-Busch Co. Project, Refunding, 6.00%, 9/01/31 .................       5,000,000    5,358,650
     Fremont County COP, Lease Purchase, MBIA Insured, 5.30%, 12/15/17 .......................       1,570,000    1,623,977
     Frisco Fire Protection District, Refunding and Improvement,
      Pre-Refunded, 7.20%, 12/01/05 ..........................................................         250,000      261,088
     Greeley MFHR Mortgage, FHA Insured, Creek Stone Project, 5.95%, 7/01/28 .................       1,000,000    1,038,740
     Guam Airport Authority Revenue, Refunding, Series A,
     6.375%, 10/01/10 ........................................................................         400,000      436,444
     6.50%, 10/01/23 .........................................................................         800,000      868,272
     Guam Power Authority Revenue, Series A, 6.375%, 10/01/08 ................................       1,000,000    1,071,060
     Jefferson County District Wide Sales Tax Revenue,
     Local Improvement District, MBIA Insured, 6.30%, 6/01/22 ................................       7,450,000    7,944,457
     Jefferson County School District No R-001, Series A, FGIC Insured, 5.00%, 12/15/17 ......       5,000,000    5,040,750
     Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 ..............         320,000      341,702
     Lakewood MFHR Mortgage, FHA Insured Mortgage,
     6.65%, 10/01/25 .........................................................................     $ 3,025,000  $ 3,270,933
     6.70%, 10/01/36 .........................................................................       1,235,000    1,339,407
     Larimer County Health Care Facilities Revenue, Refunding,
      Western Health Network, Inc., BIG Insured, 7.625%, 1/01/12 .............................         250,000      257,588
     Larimer County School District, No. R1 Poudre COP, MBIA Insured, 5.65%, 12/01/16 ........       2,300,000    2,453,893
     Las Animas County School District No. 1, Refunding,
     6.15%, 12/01/08 .........................................................................       1,000,000    1,060,190
     6.20%, 12/01/10 .........................................................................         935,000      995,663
     Left Hand Water District Revenue, MBIA Insured, 5.70%, 11/15/15 .........................       1,400,000    1,497,202
     Logan County, SFMR, Refunding, Series A, 8.50%, 11/01/11 ................................         280,000      296,638
     Mesa County Sales Tax Revenue, Refunding, MBIA Insured,
      Pre-Refunded, 7.75%, 12/01/13 ..........................................................         350,000      353,661
     Metex Metropolitan District, Refunding, Series A, MBIA Insured, 5.80%, 12/01/16 .........         500,000      543,675
     Montrose County COP, 6.35%, 6/15/06 .....................................................       1,850,000    2,020,922
     Mountain College Residence Hall Revenue Authority, MBIA Insured, 5.75%, 6/01/23 .........       3,000,000    3,199,110
     Northern Colorado Municipal Water Subdistrict, Water
      Conservancy Revenue, Series G, 5.25%, 12/01/15 .........................................       2,000,000    2,086,200
     Platte River Power Authority Revenue, Refunding, Series D-2,
     MBIA Insured, 5.375%, 6/01/17 ...........................................................       5,490,000    5,761,590
     Pueblo County, MBIA Insured, 6.00%, 6/01/16 .............................................       4,395,000    4,758,994
     Pueblo County COP, Public Parking, 6.90%, 7/01/15 .......................................         510,000      538,203
     Pueblo County School District No. 70, Pueblo Rural, GO,
      AMBAC Insured, Pre-Refunded, 6.40%, 12/01/14 ...........................................       1,000,000    1,128,440
     Pueblo Urban Renewal Authority Tax Increment Revenue,
     Refunding, AMBAC Insured, 6.10%, 12/01/15 ...............................................       1,000,000    1,086,240
     Puerto Rico Commonwealth Aqueduct and Sewer Authority
     Revenue, Series A, FSA Insured, Pre-Refunded, 9.00%, 7/01/09 ............................          55,000       69,479
     Puerto Rico Electric Power Authority Revenue, Refunding, Series N, 7.125%, 7/01/14 ......         155,000      161,964
     Puerto Rico HFC, SFMR, Portfolio No. 1, Series A, GNMA Secured, 7.80%, 10/15/21 .........          15,000       15,330
     Puerto Rico Industrial, Medical and Environmental Facilities,
      PCFA Revenue, Baxter Travenol Labs, Inc., Series A, 8.00%, 9/01/12 .....................         600,000      619,800
     Puerto Rico Industrial, Tourist, Educational, Medical and
      Environmental Control Facilities Financing Authority, Industrial Revenue,
      Guaynabo Municipal Government Center, Series A 5.625%, 7/01/22 .........................       1,335,000    1,360,619
     Regional Transportation District Sales Tax Revenue,
     Refunding and Improvement, FGIC Insured, 6.25%, 11/01/12 ................................         160,000      173,165
     Southwestern SFMR, Refunding, Series A, 7.375%, 9/01/11 .................................         435,000      455,993
     Stonegate Village Metropolitan District, Refunding and Improvement,
      Series A, FSA Insured, 5.60%, 12/01/25 .................................................       4,500,000    4,763,340
     Summit County SFMR, Series A, 7.50%, 12/01/11 ...........................................         160,000      167,784
     Summit County Sports Facilities Revenue, Keystone
     Resorts Project, Ralston Purina Co., Refunding, 7.875%, 9/01/08 .........................       2,750,000    3,397,790
     University of Colorado Hospital Authority Revenue,
      Refunding, Series A, AMBAC Insured,
     5.20%, 11/15/17 .........................................................................       1,000,000    1,019,500
     5.25%, 11/15/22 .........................................................................       4,000,000    4,074,360
     University of Northern Colorado, Authority Facilities System Revenue,
     MBIA Insured, 5.60%, 6/01/24 ............................................................       2,000,000    2,115,940
     Virgin Islands Public Finance Authority Revenue,
     Senior Lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 ......................       2,500,000    2,535,150
     Senior Lien, Refunding, Series A, 5.40%, 10/01/12 .......................................       2,500,000    2,566,900
     Westminster City Sales and Use Tax Revenue, Refunding and Improvement,
     FGIC Insured, 7.00%, 12/01/08 ...........................................................       2,000,000    2,147,500
     Storm Project, Series A, 5.60%, 12/01/16 ................................................       1,500,000    1,611,315
     Westminster Colorado, COP, Ice Centre Project, AMBAC Insured, 5.40%, 1/15/23 ............       4,400,000    4,489,672
     Widefield Water and Sanitary District, Water and Sewage Revenue,
      Refunding and Improvement, Series A, MBIA Insured,  5.70%, 12/01/16 ....................       2,000,000    2,154,830
                                                                                                               -------------
     Total Long Term Investments (Cost $271,666,696) ........................................                   291,715,396
                                                                                                               -------------
 a   Short Term Investments .8%
     Denver City and County MFHR, Ogden Residence Project,
     Daily VRDN and Put, 3.75%, 12/01/09 (Cost $2,580,000) ...................................       2,580,000    2,580,000
                                                                                                               -------------
     Total Investments (Cost $274,246,696) 98.2%.............................................                   294,295,396
     Other Assets, less Liabilities 1.8%.....................................................                     5,242,921
                                                                                                               -------------
     Net Assets 100.0% ......................................................................                  $299,538,317
                                                                                                               =============

See glossary of terms on page 137.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal plus accrue interest at specified dates.

Franklin Tax-Free Trust
Financial Highlights

Franklin Connecticut Tax-Free Income Fund
                                                          Six Months Ended
                                                           August 31, 1998           Year Ended February 28,
Class I                                                    (unaudited)      1998     1997      19961     1995      1994
---------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................     $11.23      $10.92   $10.96    $10.64    $11.23    $11.16
                                                            ---------------------------------------------------------------
Income from investment operations:
 Net investment income ..................................        .24         .60      .61       .62       .62       .62
 Net realized and unrealized gains (losses) .............        .07         .32     (.02)      .32      (.60)      .08
                                                            ---------------------------------------------------------------
Total from investment operations ........................        .31         .92      .59       .94       .02       .70
                                                            ---------------------------------------------------------------
Less distributions from:
 Net investment income ..................................       (.24)2      (.60)    (.63)     (.62)     (.61)     (.63)
 In excess of net investment income .....................      --           (.01)   --        --        --        --
                                                            ---------------------------------------------------------------
Total distributions .....................................       (.24)       (.61)    (.63)     (.62)     (.61)     (.63)
                                                            ---------------------------------------------------------------
Net asset value, end of period ..........................     $11.30      $11.23   $10.92    $10.96    $10.64    $11.23
                                                            ===============================================================
Total return* ...........................................       3.28%       8.62%    5.52%     9.04%      .37%     6.16%

Ratios/supplemental data

Net assets, end of period (000's) .......................     $219,240  $203,643 $183,649  $167,045  $155,623  $163,050

Ratios to average net assets:
 Expenses ...............................................        .72%**      .73%     .72%      .73%      .71%      .65%
 Net investment income ..................................       5.16%**     5.41%    5.62%     5.70%     5.83%     5.54%
Portfolio turnover rate .................................       5.30%      18.54%   14.53%     3.88%    75.72%     5.54%

Class II

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period ....................          $11.26    $10.94   $10.97    $10.65
                                                            --------------------------------------------
Income from investment operations:
 Net investment income ..................................             .22       .55      .60       .47
 Net realized and unrealized gains (losses) .............             .07       .31     (.07)      .31
                                                            ---------------------------------------------
Total from investment operations ........................             .29       .86      .53       .78
                                                            ---------------------------------------------
Less distributions from net investment income ...........            (.22)2    (.54)    (.56)     (.46)
                                                            ---------------------------------------------
Net asset value, end of period ..........................          $11.33    $11.26   $10.94    $10.97
                                                            =============================================
Total return* ...........................................            2.98%     8.08%    5.03%     7.45%

Ratios/supplemental data
Net assets, end of period (000's) .......................      $14,142    $8,636   $4,149    $1,656
Ratios to average net assets:
 Expenses ...............................................            1.28%**   1.29%    1.29%     1.30%**
 Net investment income ..................................            4.60%**   4.85%    5.01%     5.12%**
Portfolio turnover rate .................................            5.30%    18.54%   14.53%     3.88%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. 2Includes distributions in excess of net investment income in the amount of $0.002.

Franklin Tax-Free Trust
Statement of Investments, August 31, 1998 (unaudited)
                                                                                                     PRINCIPAL
 Franklin Connecticut Tax-Free Income Fund                                                            AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
 a   Long Term Investments 97.5%
     Bridgeport GO,
     Series A, 7.25%, 6/01/00 ................................................................       $ 300,000    $ 314,076
     Series B, 7.55%, 11/15/00 ...............................................................       1,375,000    1,464,155
     Series B, Pre-Refunded, 7.75%, 11/15/10 .................................................       3,750,000    4,135,238
     Unlimited Tax, ETM, Series A, 7.30%, 3/01/99 ............................................         750,000      763,958
     Connecticut HFA, Housing Mortgage Finance Program,
     Series A, Sub-Series 2, 7.20%, 11/15/08 .................................................         750,000      803,813
     Series B, 6.75%, 11/15/23 ...............................................................      14,705,000   15,912,428
     Series C-1, 6.60%, 11/15/23 .............................................................         500,000      538,245
     Series C-2, 6.25%, 11/15/18 .............................................................       1,500,000    1,636,980
     Series C-2, 6.70%, 11/15/22 .............................................................       4,200,000    4,532,010
     Series E, 6.30%, 5/15/17 ................................................................       3,715,000    4,015,841
     Sub Series B-1, 6.30%, 5/15/25 ..........................................................         700,000      751,241
     Sub Series B-1, 5.30%, 11/15/28 .........................................................       1,700,000    1,719,091
     Sub Series C-2, 5.85%, 11/15/28 .........................................................       1,500,000    1,561,155
     Sub Series D-1, 5.55%, 11/15/28 .........................................................       1,000,000    1,028,490
     Sub Series E-1, 5.125%, 5/15/21 .........................................................       1,255,000    1,258,614
     Sub Series E-2, 5.20%, 11/15/21 .........................................................       1,840,000    1,847,618
     Sub Series G-1, 6.20%, 11/15/16 .........................................................       1,355,000    1,429,579
 b   Sub Series G-1, 5.20%, 11/15/28 .........................................................       2,980,000    2,998,506
     Connecticut Higher Education Supplemental Loan Authority, Series A,
     7.00%, 11/15/05 .........................................................................         785,000      835,805
     7.20%, 11/15/10 .........................................................................         245,000      260,565
     7.50%, 11/15/10 .........................................................................         385,000      394,221
     Connecticut State Development Authority, First Mortgage Gross Revenue, Health Care Project,
     Church Homes, Inc., Refunding, 5.80%, 4/01/21 ...........................................       1,000,000    1,028,620
     Elim Park Baptist Home, Refunding, Series A, 5.375%, 12/01/18 ...........................       1,100,000    1,104,048
     Connecticut State Development Authority,
     New England Power Co., PCR, 7.25%, 10/15/15 .............................................         750,000      791,258
     Solid Waste Disposal Facilities Revenue, Pfizer, Inc. Project, 7.00%, 7/01/25 ...........       2,000,000    2,317,920
     Water Facility Revenue, Bridgeport Hydraulic Co. Project, 6.15%, 4/01/35 ................       1,000,000    1,091,730
     Water Facility Revenue, Bridgeport Hydraulic Co. Project, 6.00%, 9/01/36 ................      10,000,000   10,770,900
     Water Facility Revenue, Bridgeport Hydraulic Co. Project, Refunding, 7.25%, 6/01/20 .....       1,000,000    1,069,300
     Connecticut State Health and Educational Facilities Authority Revenue,
     Abbot Terrace Health Center Project, Series A, 6.00%, 11/01/14 ..........................       2,000,000    2,223,420
     Capital Assets, ETM, Series B, 7.00%, 1/01/00 ...........................................         635,000      662,115
     Capital Assets, Series C, MBIA Insured, 7.00%, 1/01/20 ..................................       1,265,000    1,369,464
     Capital Assets, Series C, MBIA Insured, Pre-Refunded, 7.00%, 1/01/20 ....................         200,000      218,156
     Choate Rosemary Hall, Series A, MBIA Insured, Pre-Refunded, 7.00%, 7/01/25 ..............       1,500,000    1,739,430
     Greenwich Hospital, Series A, MBIA Insured, 5.75%, 7/01/16 ..............................       1,000,000    1,083,990
     Greenwich Hospital, Series A, MBIA Insured, 5.80%, 7/01/26 ..............................       2,500,000    2,695,900
     Hartford University, Series C, Pre-Refunded, 8.00%, 7/01/18 .............................       1,300,000    1,478,620
     Hartford University, Series D, 6.80%, 7/01/22 ...........................................       5,000,000    5,291,700
     Hebrew Home and Hospital, Series A, 7.00%, 8/01/30 ......................................       1,225,000    1,240,313
     Hospital for Special Care, Refunding, Series B, 5.375%, 7/01/17 .........................       7,205,000    7,319,776
     Hospital for Special Care, Refunding, Series B, 5.50%, 7/01/27 ..........................      17,000,000   17,304,130
     Lutheran General Health Care System, ETM, 7.375%, 7/01/19 ...............................         500,000      624,935
     New Britain Memorial Hospital, Series A, Pre-Refunded, 7.75%, 7/01/22 ...................       1,000,000    1,154,000
     New Horizons Village Project, 7.30%, 11/01/16 ...........................................       2,905,000    3,428,946
     Quinnipiac College, Series C, Pre-Refunded, 7.75%, 7/01/20 ..............................         960,000    1,045,632
     Sacred Heart University, Refunding, Series C, 6.50%, 7/01/16 ............................       1,000,000    1,091,960
     Sacred Heart University, Series C, 6.625%, 7/01/26 ......................................       7,000,000    7,651,910
     Sacred Heart University, Series D, 6.20%, 7/01/27 .......................................       1,700,000    1,794,537
     St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ................................       4,615,000    4,755,158
     St. Mary's Hospital, Refunding, Series E, 5.875%, 7/01/22 ...............................       3,510,000    3,724,882
     St. Mary's Hospital, Series C, Pre-Refunded, 7.375%, 7/01/20 ............................       1,000,000    1,083,560
     Taft School, Series A, Pre-Refunded, 7.375%, 7/01/20 ....................................       1,000,000    1,082,630
     Taft School, Series C, Pre-Refunded, 6.00%, 7/01/16 .....................................       2,500,000    2,689,550
     Taft School, Series C, Asset Guarantee, Pre-Refunded, 5.75%, 7/01/26 ....................       3,325,000    3,559,645
     Connecticut State Health and Educational Facilities Authority Revenue, (cont.)
     Trinity College, Series E, MBIA Insured, 5.875%, 7/01/26 ................................     $ 2,200,000  $ 2,392,038
     Veterans Memorial Medical Center, Series A, MBIA Insured, 5.50%, 7/01/26 ................       4,210,000    4,361,644
     Windham Community Memorial Hospital, Series C, 6.00%, 7/01/20 ...........................       8,000,000    8,388,960
     Yale New Haven Hospital, Refunding, Series H, MBIA Insured, 5.70%, 7/01/25 ..............       4,500,000    4,799,520
     Yale New Haven Hospital, Series F, MBIA Insured, Pre-Refunded, 7.10%, 7/01/25 ...........       7,000,000    7,551,250
     Connecticut State Resource Recovery Authority Revenue, American Refunding, Series A,
     7.70%, 11/15/01 .........................................................................         200,000      207,566
     8.10%, 11/15/15 .........................................................................         200,000      207,696
     Connecticut State Resource Recovery Authority Revenue,
     Bridgeport Resco, Ltd. Partnership Project, Series A, 7.625%, 1/01/09 ...................         835,000      857,963
     Wallingford Recovery Project, Series A, 7.125%, 11/15/08 ................................         205,000      208,454
     East Haven Connecticut, Utah Bank Qualified GO, 7.00%, 9/15/07 ..........................         200,000      209,872
     Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue,
      Wheelabrator Lisbon Project, Series A, 5.50%, 1/01/15 ..................................       8,000,000    8,067,280
     Griswold GO, AMBAC Insured, 7.50%, 4/01/06 ..............................................         200,000      243,608
     Guam Airport Authority Revenue, Series B,
     6.60%, 10/01/10 .........................................................................         250,000      275,293
     6.70%, 10/01/23 .........................................................................       1,300,000    1,422,486
     Guam Power Authority Revenue, Series A, 6.75%, 10/01/24 .................................       5,500,000    6,114,020
     New Haven GO, Series A, Pre-Refunded, 7.40%, 3/01/12 ....................................       4,545,000    5,152,212
     Plainfield GO,
     Series 1988, 7.30%, 9/01/10 .............................................................         150,000      165,830
     Series 1991, 7.25%, 9/01/05 .............................................................         335,000      369,485
     Series 1991, 7.30%, 9/01/07 .............................................................         335,000      369,753
     Series 1991, 7.30%, 9/01/09 .............................................................         335,000      370,353
     Puerto Rico Electric Power Authority, Power Revenue,
     Series P, Pre-Refunded, 7.00%, 7/01/21 ..................................................       2,450,000    2,711,293
     Series T, Pre-Refunded, 6.375%, 7/01/24 .................................................       5,000,000    5,690,900
     Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 .........         775,000      825,662
     Puerto Rico Municipal Finance Agency, Series A, 6.50%, 7/01/19 ..........................       5,000,000    5,608,900
     Stratford GO, Unlimited Tax, Pre-Refunded, 7.30%, 3/01/12 ...............................       1,130,000    1,244,706
     Virgin Islands Public Finance Authority Revenue,
     Senior Lien Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/13 .......................       2,500,000    2,573,325
     Senior Lien Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 .......................       2,500,000    2,535,150
     Virgin Islands Water and Power Authority, Electric System Revenue,
       Refunding, 5.30%, 7/01/18 .............................................................       1,500,000    1,516,980
       Refunding, 5.30%, 7/01/21 .............................................................       1,000,000    1,009,560
       Series A, Pre-Refunded, 7.40%, 7/01/11 ................................................       6,065,000    6,724,326
     Waterbury GO, Pre-Refunded,
     7.25%, 3/01/03 ..........................................................................         785,000      863,759
     7.25%, 3/01/04 ..........................................................................         785,000      863,759
     7.50%, 3/01/07 ..........................................................................         780,000      862,859
                                                                                                               -------------
     Total Long Term Investments (Cost $211,394,523) ........................................                   227,456,226
                                                                                                               -------------
 a   Short Term Investments 1.9%
     Connecticut State Development Authority, Connecticut Light and Power Co.,
     Project A, PCR, Refunding, Weekly VRDN and Put,
      3.50%, 9/01/28 .........................................................................       2,500,000    2,500,000
     Puerto Rico Commonwealth Government Development Bank,
      Refunding, MBIA Insured, Weekly VRDN and Put, 2.28%, 12/01/15 ..........................         400,000      400,000
     Puerto Rico Commonwealth Highway and Transportation Authority,
     Transportation Revenue, Series A, AMBAC Insured, Weekly VRDN
      and Put, 2.75%, 7/01/28 ................................................................       1,700,000    1,700,000
                                                                                                               -------------
     Total Short Term Investments (Cost $4,600,000) .........................................                     4,600,000
                                                                                                               -------------
     Total Investments (Cost $215,994,523) 99.4% ............................................                   232,056,226
     Other Assets, less Liabilities .6% .....................................................                     1,325,244
                                                                                                               -------------
     Net Assets 100.0%.......................................................................                  $233,381,470
                                                                                                               =============

See glossary of terms on page 137.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

Franklin Tax-Free Trust
Financial Highlights

Franklin Indiana Tax-Free Income Fund

                                                          Six Months Ended
                                                           August 31, 1998           Year Ended February 28,
                                                           (unaudited)      1998     1997      1996      1995      1994
---------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................      $12.07    $11.77   $11.76    $11.40    $12.01    $11.90
                                                            --------------------------------------------------------------
Income from investment operations:
 Net investment income ..................................         .31       .65      .66       .67       .66       .68
 Net realized and unrealized gains (losses) .............         .07       .32      .01       .35      (.61)      .11
                                                            --------------------------------------------------------------
Total from investment operations ........................         .38       .97      .67      1.02       .05       .79
                                                            --------------------------------------------------------------
Less distributions from:
 Net investment income ..................................        (.32)     (.65)    (.66)     (.66)     (.66)     (.68)
 Net realized gains .....................................        (.02)     (.02)      --        --        --        --
                                                            --------------------------------------------------------------
Total distributions .....................................        (.34)     (.67)    (.66)     (.66)     (.66)     (.68)
                                                            --------------------------------------------------------------
Net asset value, end of period ..........................      $12.11    $12.07   $11.77    $11.76    $11.40    $12.01
                                                            --------------------------------------------------------------
Total return* ...........................................        3.14%     8.52%    5.91%     9.20%      .58%     6.53%
                                                            ==============================================================

Ratios/supplemental data
Net assets, end of period (000's) .......................      $57,790   $54,643  $51,137   $48,949   $46,583   $47,870
Ratios to average net assets:
 Expenses ...............................................         .84%**    .82%     .82%      .80%      .81%      .71%
 Net investment income ..................................        5.20%**   5.45%    5.69%     5.80%     5.84%     5.62%
Portfolio turnover rate .................................       13.05%    24.08%   23.54%    10.56%    26.49%    16.12%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.

Franklin Tax-Free Trust
Statement of Investments, August 31, 1998 (unaudited)
                                                                                                     PRINCIPAL
 Franklin Indiana Tax-Free Income Fund                                                                AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
 a   Long Term Investments 98.9%
     Beech Grove EDR, Westvaco Corp., 8.75%, 7/01/10 .........................................        $ 50,000     $ 50,807
     Carmel EDR, Refunding, Cool Creek Association, 6.50%, 9/01/15 ...........................       1,000,000    1,069,970
     Clarke County Hospital Association, First Mortgage, Refunding,
      MBIA Insured, Pre-Refunded, 7.50%, 9/01/07 .............................................         250,000      259,813
     Cloverdale Indiana Multi-School Building Corp. First Mortgage,
      MBIA Insured, 5.35%, 1/15/23 ...........................................................       1,200,000    1,224,516
     Crown Point Redevelopment District, Lake County Tax Increment,
      8.10%, 2/01/07 .........................................................................          50,000       50,160
     Duneland School Building Corp., First Mortgage, MBIA Insured,
     5.50%, 8/01/17 ..........................................................................       1,000,000    1,049,020
     Eastern Hancock Middle School Building Corp.,
     Indianapolis First Mortgage, Refunding, 6.00%, 1/15/21 ..................................       1,000,000    1,056,910
     Elkhart County, Hospital Authority Revenue,
      Goshen Hospital Association Inc., Project, 7.35%, 7/01/12 ..............................       1,750,000    1,900,010
     Elwood Middle School Building Corp., First Mortgage, Refunding, 7.30%, 1/01/08 ..........         500,000      539,815
     Fort Wayne Hospital Authority Revenue, Parkview Memorial Hospital Project,
      Series A, FGIC Insured, 6.50%, 11/15/12 ................................................       1,000,000    1,047,160
     Hammond Industrial Sewer and Solid Waste Disposal Revenue,
      American Maize-Products Co. Project, Series A, 8.00%, 12/01/24 .........................       3,000,000    3,546,240
     Hammond Multi-School Building Corp., First Mortgage,
     Refunding, Series A, 6.20%, 7/10/15 .....................................................       1,500,000    1,599,180
     Hammond PCR, Stauffer Chemical Project, Guaranteed Imperial,
      8.00%, 11/01/12 ........................................................................         300,000      323,130
     Indiana Bond Bank, Special Program,
     Series A, 8.375%, 2/01/18 ...............................................................         130,000      132,410
     Series A, 7.50%, 2/01/20 ................................................................         250,000      266,248
     Series B, 6.20%, 2/01/23 ................................................................       3,500,000    3,798,760
     Series C, 8.00%, 8/01/11 ................................................................          20,000       20,291
     Indiana Health Facility Financing Authority, Hospital Revenue,
     Hancock Memorial Hospital Health Services, 6.125%, 8/15/17 ..............................       2,000,000    2,134,220
     Jackson County Schneck Memorial Hospital, 5.25%, 2/15/22 ................................       1,200,000    1,185,612
     Jackson County Schneck Memorial Hospital, Pre-Refunded, 7.50%, 2/15/22 ..................       1,835,000    2,077,110
     Methodist Hospital, Inc., 6.75%, 9/15/09 ................................................       1,280,000    1,393,626
     St. Anthony's Medical Center/Home Inc., Series A, 7.00%, 10/01/17 .......................       1,000,000    1,088,710
     Indiana Health Facility Financing Authority Revenue, 5.625%, 5/15/28 ....................       1,750,000    1,736,105
     Indiana State Development Financing Authority Environmental Revenue,
     6.25%, 7/15/30 ..........................................................................       2,000,000    2,161,500
     Indiana State Educational Facilities Authority Revenue,
     Anderson University Project, 8.40%, 10/01/08 ............................................         175,000      179,044
     Butler University Project No. 2, Series B, FGIC Insured, Pre-Refunded, 8.00%, 11/01/09 ..         175,000      179,739
     Valparaiso University Project, MBIA Insured, Pre-Refunded, 7.80%, 10/01/08 ..............         100,000      102,326
     Indiana State HFA, SFMR,
     6.10%, 7/01/22 ..........................................................................       1,000,000    1,072,860
     Series A, GNMA Secured, 8.125%, 7/01/06 .................................................          35,000       36,480
     Series F-2, GNMA Secured, 7.75%, 7/01/22 ................................................         405,000      428,462
     Indiana State Office Building Commission, Correctional Facilities Program
      Revenue, Pre-Refunded, 6.375%, 7/01/16 .................................................       1,000,000    1,093,280
     Indianapolis Airport Authority, Indianapolis International Airport Revenue,
      6.50%, 11/15/31 ........................................................................       1,460,000    1,588,217
 b   Indianapolis Industry Gas Utility Revenue, Refunding, Distribution System,
     Series A, AMBAC Insured, 5.00%, 8/15/24 .................................................       1,000,000      982,850
     Indianapolis Local Public Improvement Bond Bank, Refunding, Series D,
     6.75%, 2/01/20 ..........................................................................       2,300,000    2,547,526
     6.50%, 2/01/22 ..........................................................................       2,540,000    2,545,512
     Jasper County EDR, Georgia-Pacific Corp. Project, 5.625%, 12/01/27 ......................       1,000,000    1,010,280
     Jasper County PCR, Refunding, Collateralized, Northern Indiana
      Public Service Co., MBIA Insured, 7.10%, 7/01/17 .......................................         500,000      543,770
     Lake Central Industrial Multi-School Building, First Mortgage,
      MBIA Insured, 6.50%, 1/15/14 ...........................................................       2,100,000    2,300,046
     Madison County Authority, Anderson Hospital Revenue, Refunding,
      Series A, BIG Insured, 8.00%, 1/01/14 ..................................................          95,000       97,138
     Marion County Convention and Recreational Facilities Authority,
      Excise Tax Revenue, Lease Rental, Series A, AMBAC Insured,
      7.00%, 6/01/21 .........................................................................         250,000      271,725
     Marion County Indiana Convention and Recreational Facilities Authority,
      Excise Tax Revenue, Subordinated Lien Lease Rental, Series A,
      MBIA Insured, 5.00%, 6/01/27 ...........................................................       2,000,000    1,975,800
     Monroe County Indiana MFR, Housing-GNMA Collateral, Country View,
     Series A, GNMA Insured, 5.75%, 4/01/33 ..................................................       1,100,000    1,115,730
     Muncies Edit Building Corp., Industrial First Mortgage,
      Series A, AMBAC Insured, 6.60%, 12/01/17 ...............................................       2,000,000    2,212,340
     New Albany Floyd County Industry School Building Corporation,
      First Mortgage, MBIA Insured, 5.375%, 1/15/18 ..........................................       1,500,000    1,548,435
     New Prairie Unified School Building Corp., Revenue,
     First Mortgage, Refunding, 5.80%, 7/05/11 ...............................................       1,520,000    1,638,879
     Peru Community School Building Corp., First Mortgage,
     Series 1989, Pre-Refunded, 7.80%, 1/01/11 ...............................................         100,000      103,349
     Series 1988, Pre-Refunded, 7.90%, 7/01/08 ...............................................         150,000      155,072
     PHM Multi-School Building Corp., First Mortgage, FSA Insured, 5.90%, 7/15/14 ............       1,000,000    1,097,180
     Princeton PCR, Refunding, Public Service Co. of Indiana Project,
      Series C, MBIA Insured, 7.375%, 3/15/12 ................................................         250,000      265,853
     Rochester Indiana Community Multi-School Building Corp.,
     First Mortgage, AMBAC Insured, 5.20%, 1/15/18 ...........................................       1,000,000    1,010,200
     Steuben County Metropolitan School District, COP, 6.90%, 1/01/08 ........................       $ 500,000    $ 531,160
     Sullivan Industrial PCR, Hoosier Energy, Meron Project, Refunding, 7.10%, 4/01/19 .......         750,000      807,818
                                                                                                              -------------
     Total Long Term Investments (Cost $53,116,942) .........................................                    57,152,394
                                                                                                              -------------
 a   Short Term Investments 1.9%
     Indiana State Development Financing Authority Revenue,
     Bayer Corp. Project, Refunding, Daily VRDN and Put, 3.30%, 3/01/09 ......................         700,000      700,000
     Princeton PCR, PSI Energy Inc. Project, Refunding, Daily VRDN and Put, 3.45%, 4/01/22 ...         400,000      400,000
                                                                                                              -------------
     Total Short Term Investments (Cost $1,100,000) .........................................                     1,100,000
                                                                                                              -------------
     Total Investments (Cost $54,216,942) 100.8% ............................................                    58,252,394
     Other Assets, less Liabilities (.8%) ...................................................                      (462,100)
                                                                                                              -------------
     Net Assets 100.0%.......................................................................                   $57,790,294
                                                                                                              =============

See glossary of terms on page 137.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


Franklin Tax-Free Trust
Financial Highlights

Franklin Michigan Tax-Free Income Fund
                                                                                       Six Months Ended
                                                                                        August 31, 1998  Year Ended February 28,
                                                                                        (unaudited)         1998    19971
--------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .................................................          $11.02    $10.42  $10.00
                                                                                        ----------------------------------------
Income from investment operations:
 Net investment income ...............................................................             .27       .51     .30
 Net realized and unrealized gains ...................................................             .15       .67     .32
                                                                                        ----------------------------------------
Total from investment operations .....................................................             .42      1.18     .62
                                                                                        ----------------------------------------
Less distributions from:
 Net investment income ...............................................................            (.29)     (.58)   (.20)
 Net realized gain ...................................................................            (.02)    --      --
                                                                                        ----------------------------------------
Total distributions ..................................................................            (.31)     (.58)   (.20)
                                                                                        ----------------------------------------
Net asset value, end of period .......................................................          $11.13    $11.02  $10.42
                                                                                        ========================================
Total return* ........................................................................            3.89%    11.62%   6.17%
Ratios/supplemental data
Net assets, end of period (000's) ....................................................         $13,019    $9,268  $3,884
Ratios to average net assets:
 Expenses ............................................................................             .25%**    .25%    .34%**
 Expenses excluding waiver and payments by affiliate .................................             .92%**   1.01%   1.21%**
 Net investment income ...............................................................            5.11%**   5.39%   4.90%**
Portfolio turnover rate ..............................................................           12.26%    51.81%  42.83%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
1For the period July 1, 1996 (effective date) to February 28, 1997.


Franklin Tax-Free Trust
Statement of Investments, August 31, 1998 (unaudited)
                                                                                                     PRINCIPAL
 Franklin Michigan Tax-Free Income Fund                                                               AMOUNT         VALUE
 a   Long Term Investments 96.1%
     Avondale School District, AMBAC Insured, 5.75%, 5/01/22 .................................       $ 150,000    $ 159,335
     Caledonia Community Schools, MBIA Insured, 5.85%, 5/01/22 ...............................         100,000      107,289
     Cedar Springs Public School District, MBIA Insured, Pre-Refunded, 5.875%, 5/01/19 .......         250,000      275,850
     Chippewa County Hospital Financing Authority Revenue, Chippewa
     County War Memorial, Refunding, Series B, 5.625%, 11/01/14 ..............................         650,000      667,024
     Dearborn EDC Hospital Revenue, Oakwood Obligation Group,
     Series A, FGIC Insured, 5.75%, 11/15/15 .................................................         100,000      106,914
     Detroit Local Development Finance Authority, Refunding, Series A, 5.375%, 5/01/21 .......         100,000      102,233
     Detroit Sewage Disposal Revenue, Series A, MBIA Insured, 5.50%, 7/01/20 .................         215,000      224,436
     Detroit/Wayne County Stadium Authority, FGIC Insured, 5.25%, 2/01/27 ....................         500,000      506,380
     Farmington Hills EDC Revenue, Botsford Continuing Care,
     Series A, MBIA Insured, 5.75%, 2/15/25 ..................................................         100,000      105,467
     Ferris State University Revenue, AMBAC Insured, Pre-Refunded, 5.90%, 10/01/26 ...........         240,000      269,880
     Gogebic-Iron Wastewater Authority, Wastewater Treatment System
      Revenue, Refunding, MBIA Insured, 6.05%, 1/01/25 .......................................         500,000      534,000
     Greenville Public School Building, GO, MBIA Insured, Pre-Refunded, 5.75%, 5/01/19 .......         160,000      174,902
     Grosse Ile Township School District, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 .........         150,000      168,845
     Huron Valley School District, FGIC Insured,
     5.875%, 5/01/16 .........................................................................         100,000      107,831
     5.75%, 5/01/22 ..........................................................................         100,000      106,223
     Jenison Public Schools, Refunding, FGIC Insured, 5.75%, 5/01/16 .........................         130,000      139,039
     Kalamazoo Downtown Development, Refunding, 5.35%, 4/01/18 ...............................         200,000      204,198
     Kalamazoo Hospital Finance Authority, Hospital Facility Revenue, Bronson Methodist,
     Refunding, MBIA Insured, 5.25%, 5/15/18 .................................................         250,000      254,800
     Refunding and Improvement, MBIA Insured, 5.875%, 5/15/26 ................................         225,000      239,789
     Kenowa Hills Public Schools, MBIA Insured, 5.875%, 5/01/21 ..............................         275,000      293,563
 b   Kent County Building Authority, GO, 5.00%, 6/01/26 ......................................         600,000      590,220
     Lakeview Community Schools, FGIC Insured, 5.75%, 5/01/16 ................................         100,000      106,953
     Lincoln Consolidated School District, Refunding, FGIC Insured, 5.85%, 5/01/21 ...........         140,000      149,227
     Lincoln Park School District, GO, Refunding, FGIC Insured, 5.00%, 5/01/26 ...............         400,000      397,600
     Michigan Higher Education Facilities Authority Revenue,
      Limited Obligation, Calvin College Project, 5.55%, 6/01/17 .............................         840,000      849,408
     Michigan Municipal Bond Authority Revenue,
     Local Government Loan Program, 5.20%, 11/01/19 ..........................................         330,000      327,881
     Michigan State HDA,
     Rental Housing Revenue, Series A, AMBAC Insured, 6.00%, 4/01/16 .........................         200,000      214,228
     SFMR, Refunding, Series B, 6.20%, 6/01/27 ...............................................         100,000      106,771
     SFMR, Refunding, Series E, 6.20%, 12/01/27 ..............................................         350,000      372,628
     SFMR, Series D, 5.95%, 12/01/16 .........................................................         250,000      267,388
     Michigan State Hospital Finance Authority Revenue,
     Mercy Health Services, Series U, 5.75%, 8/15/26 .........................................         300,000      316,884
     Presbyterian Villages Obligation, 6.375%, 1/01/15 .......................................         225,000      243,655
     Presbyterian Villages Obligation, 6.375%, 1/01/25 .......................................       1,250,000    1,343,350
     Sparrow Obligation Group, MBIA Insured, 5.90%, 11/15/26 .................................         100,000      107,362
     Michigan State Strategic Fund, Limited Obligation Revenue,
     Hope Network Project, Refunding, Series B, 5.125%, 9/01/13 ..............................         600,000      602,670
     Worthington Armstrong Venture, 5.75%, 10/01/22 ..........................................         350,000      373,247
     Michigan State Trunk Line, Refunding, Series A, MBIA Insured, 5.00%, 11/01/26 ...........         500,000      498,465
     Ottawa County, GO, Holland Township Water Supply, Refunding, 5.15%, 8/01/18 .............         280,000      283,021
     Wayne Charter County Airport Revenue, Detroit Metro Airport,
      Series A, MBIA Insured, 5.25%, 12/01/18 ................................................         500,000      506,270
     Zeeland Public Schools, Refunding, Series B, MBIA Insured,
      Pre-Refunded, 6.05%, 5/01/19 ...........................................................         100,000      111,614
                                                                                                               ------------
     Total Long Term Investments (Cost $11,841,354) .........................................                    12,516,840
                                                                                                               ------------

a    Short Term Investments 5.4%..............................................................
     Cornell Township EDC, Environmental Improvement Revenue,
     DATES, Mead Escanaba Paper Co., Daily VRDN and Put, 3.25%, 11/01/16 .....................       $ 295,000    $ 295,000
     Midland County EDC, Limited Obligation Revenue,
     Dow Chemical Co. Project, Refunding, Series B, Daily VRDN and Put, 3.30%, 12/01/15 ......         200,000      200,000
     University of Michigan Hospital Revenue, Refunding,
     Series A, Daily VRDN and Put, 3.30%, 12/01/19 ...........................................         200,000      200,000
                                                                                                               ------------
     Total Short Term Investments (Cost $695,000) ...........................................                       695,000
                                                                                                               ------------
     Total Investments (Cost $12,536,354) 101.5% ............................................                    13,211,840
     Other Assets, less Liabilities (1.5%) ..................................................                      (193,056)
                                                                                                               ------------
     Net Assets 100.0% ......................................................................                   $13,018,784
                                                                                                               ============

See glossary of terms on page 137.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


Franklin Tax-Free Trust
Financial Highlights

Franklin New Jersey Tax-Free Income Fund
                                                            Six Months Ended
                                                             August 31, 1998           Year Ended February 28,
Class I                                                        (unaudited)      1998     1997      19961     1995      1994
---------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................          $11.92    $11.61   $11.68    $11.28    $11.82    $11.85
                                                                ----------------------------------------------------------
Income from investment operations:
 Net investment income ..................................             .30       .63      .64       .65       .66       .67
 Net realized and unrealized gains (losses) .............             .09       .32     (.06)      .39      (.55)     (.02)
                                                                ----------------------------------------------------------
Total from investment operations ........................             .39       .95      .58      1.04       .11       .65
                                                                ----------------------------------------------------------
Less distributions from net investment income ...........            (.31)     (.64)    (.65)     (.64)     (.65)     (.68)
                                                                ----------------------------------------------------------
Net asset value, end of period ..........................          $12.00    $11.92   $11.61    $11.68    $11.28    $11.82
                                                                ==========================================================
Total return* ...........................................            3.35%     8.37%    5.13%     9.43%     1.12%     5.39%
Ratios/supplemental data
Net assets, end of period (000's) .......................        $666,113  $636,929 $574,691  $564,864  $533,937  $561,130
Ratios to average net assets:
 Expenses ...............................................             .66%**    .66%     .64%      .65%      .63%      .57%
 Net investment income ..................................            5.12%**   5.34%    5.58%     5.65%     5.86%     5.60%
Portfolio turnover rate .................................            4.05%    12.77%    8.87%    12.04%    31.05%     4.16%

Class II
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................          $11.98    $11.66   $11.72    $11.30
                                                                 -------------------------------------
Income from investment operations:
 Net investment income ..................................             .27       .56      .57       .49
 Net realized and unrealized gains (losses) .............             .09       .33     (.05)      .40
                                                                 -------------------------------------
Total from investment operations ........................             .36       .89      .52       .89
                                                                 -------------------------------------
Less distributions from net investment income ...........            (.28)     (.57)    (.58)     (.47)
                                                                 -------------------------------------
Net asset value, end of period ..........................          $12.06    $11.98   $11.66    $11.72
                                                                 =====================================
Total return* ...........................................            3.05%     7.84%    4.57%     8.02%
Ratios/supplemental data
Net assets, end of period (000's) .......................         $38,370   $28,139  $13,095    $4,542
Ratios to average net assets:
 Expenses ...............................................            1.22%**   1.21%    1.21%     1.23%**
 Net investment income ..................................            4.54%**   4.77%    5.01%     5.15%**
Portfolio turnover rate .................................            4.05%    12.77%    8.87%    12.04%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.


Franklin Tax-Free Trust
Statement of Investments, August 31, 1998 (unaudited)
                                                                                                     PRINCIPAL
 Franklin New Jersey Tax-Free Income Fund                                                             AMOUNT         VALUE
 a   Long Term Investments 97.5%
     Bonds 97.5%
     Aberdeen Township, Refunding, FGIC Insured, 5.70%, 2/01/22 ..............................     $ 4,100,000  $ 4,395,897
     Allamuchy Town Board of Education, COP, MBIA Insured, 6.00%, 11/01/14 ...................       1,000,000    1,097,910
     Atlantic City Municipal Utilities Authority Revenue,
     Water System, Pre-Refunded, 7.75%, 5/01/17 ..............................................       2,000,000    2,167,840
     Atlantic County Improvement Authority, Luxury Tax Revenue,
      Convention Center Project, ETM, MBIA Insured, Pre-Refunded,
      7.40%, 7/01/16 .........................................................................       9,500,000   12,274,475
     Atlantic County Utilities Authority, Solid Waste Revenue,
     7.00%, 3/01/08 ..........................................................................       2,000,000    2,041,880
     7.125%, 3/01/16 .........................................................................       6,600,000    6,760,512
     Bedminster Township Board of Education, COP, Pre-Refunded, 7.125%, 9/01/10 ..............       2,000,000    2,194,760
     Bergen County Utility Authority, Solid Waste System Revenue,
     Series A, FGIC Insured, 6.25%, 6/15/11 ..................................................       1,325,000    1,440,673
     Camden County Improvement Authority, Health System Revenue,
      Catholic Health East, Series B,  AMBAC Insured, 5.00%, 11/15/28 ........................       8,850,000    8,794,688
     Camden County, Municipal Utilities Authority, Sewer Revenue, Refunding, FGIC Insured,
     5.20%, 7/15/15 ..........................................................................       5,000,000    5,146,150
     5.25%, 7/15/16 ..........................................................................       2,005,000    2,063,466
     5.125%, 7/15/17 .........................................................................       4,560,000    4,626,257
     5.25%, 7/15/17 ..........................................................................       2,425,000    2,491,591
     Cape May County, IPC, Financing Authority Revenue, Refunding,
     Atlantic City Electric Co., Series A, MBIA Insured, 6.80%, 3/01/21 ......................       5,400,000    6,858,378
     Carteret Board of Education, COP, MBIA Insured, 6.25%, 4/15/19 ..........................       2,750,000    3,026,348
     Church Street Corp., Keansburg Elderly Housing Mortgage Revenue,
      Refunding, 5.625%, 3/01/11 .............................................................       1,890,000    1,969,059
     City of Orange Township New Jersey, Municipal Utility and Lease-C,
      Refunding, MBIA Insured, 5.10%, 12/01/17 ...............................................       3,035,000    3,065,836
     Delaware River and Bay Authority Revenue, FGIC Insured, 5.25%, 1/01/26 ..................      10,200,000   10,433,274
     Delaware River Port Authority,
     Pennsylvania and New Jersey Delaware River Bridges Revenue,
      Refunding, AMBAC Insured, Pre-Refunded, 7.375%, 1/01/07 ................................       1,000,000    1,032,290
     Pennsylvania and New Jersey Revenue, Series 1995, FGIC Insured, 5.50%, 1/01/26 ..........      24,000,000   25,231,200
     Essex County Improvement Authority,
     GO, Lease Revenue, MBIA Insured, Pre-Refunded, 6.00%, 12/01/17 ..........................       2,510,000    2,759,896
     Utilities System Revenue, Orange Franchise, Series A, MBIA Insured, 5.375%, 7/01/18 .....       1,400,000    1,446,858
     Evesham Municipal Utilities Authority Revenue, Series B, MBIA Insured, 7.00%, 7/01/10 ...       3,000,000    3,163,950
     Freehold Township Board of Education, FSA Insured, 5.40%, 7/15/28 .......................       1,080,000    1,112,130
     Gloucester County Improvement Authority Revenue,
     Justice Complex Lease Project, Pre-Refunded, 7.50%, 12/15/10 ............................       1,000,000    1,059,000
     Solid Waste Resource Recovery, SES Gloucester Co.,
     Limited Partnership Project, Series B,  8.375%, 7/01/10 .................................         275,000      276,031
     Hamilton Township Board of Education, COP, Series B,
      FSA Insured, 7.00%, 12/15/15 ...........................................................       4,670,000    5,096,791
     Highland Park School District, Refunding, MBIA Insured, 5.125%, 2/15/25 .................       7,120,000    7,196,896
     Howell Township, GO, Refunding, FGIC Insured, 6.80%, 1/01/14 ............................       1,750,000    1,924,300
     Hudson County COP, Correctional Facility, BIG Insured,
     Pre-Refunded, 7.60%, 12/01/21 ...........................................................       2,550,000    2,626,322
     Hudson County Improvement Authorities Facilities Lease Revenue,
      Hudson County Lease Project, FGIC Insured, 6.00%, 12/01/25 .............................       2,000,000    2,128,480
     Mercer County Improvement Authority Revenue, Library Systems,
     Series A, Pre-Refunded, 6.00%, 12/01/14 .................................................       2,500,000    2,774,875
     Middlesex County Improvement Authority Revenue,
      Guaranteed Educational Services, Commission Project, 6.00%, 9/15/14 ....................       2,000,000    2,184,180
     Middlesex County New Jersey, COP, MBIA Insured, 5.30%, 6/15/29 ..........................       5,000,000    5,136,450
     Middlesex County Utilities Authority, Sewer Revenue, Refunding, Series A, FGIC Insured,
     5.375%, 9/15/15 .........................................................................       2,100,000    2,179,821
     5.125%, 12/01/16 ........................................................................       9,000,000    9,172,800
     Middlesex County, COP, MBIA Insured,
     6.00%, 8/15/14 ..........................................................................       1,500,000    1,625,460
     6.125%, 2/15/19 .........................................................................       2,300,000    2,487,588
     Middletown Township, Board of Education, MBIA Insured, 5.85%,
     8/01/24 .................................................................................       4,295,000    4,625,114
     8/01/25 .................................................................................       4,300,000    4,630,498
     Mount Olive Township, Board of Education, FGIC Insured, 5.25%,
     1/15/22 .................................................................................       2,550,000    2,599,980
     1/15/23 .................................................................................       2,690,000    2,740,868
     New Jersey EDA,
     Auto Parking Revenue, Elizabeth Development Co., FGIC Insured, 5.60%, 10/15/26 ..........       2,000,000    2,120,540
     Calvary Temple, Series N, 6.90%, 12/01/11 ...............................................       3,710,000    4,012,922
     Heating and Cooling Revenue, Trigen-Trenton Project, Series A, 6.20%, 12/01/10 ..........       6,370,000    6,734,109
     Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.10%, 12/01/04 ..........       3,375,000    3,555,090
     New Jersey EDA, (cont.)
     Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.20%, 12/01/07 ..........     $ 2,720,000  $ 2,883,880
     Hillcrest Health Services System Project, Refunding, AMBAC Insured, 5.375%, 1/01/16 .....       2,500,000    2,591,100
     Jersey Central Power and Light, 7.10%, 7/01/15 ..........................................         550,000      603,312
     Market Transition Facilities Revenue, Senior Lien, Series A,
     MBIA Insured, 5.875%, 7/01/11 ...........................................................       3,000,000    3,292,800
     Middlesex Water Co. Project, Water Facilities Revenue, 7.25%, 7/01/21 ...................       6,000,000    6,527,100
     Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project,
      Series A, AMBAC Insured, 6.25%, 8/01/24 ................................................       8,200,000    8,976,868
     Oak Hill, Series P, 6.90%, 12/01/11 .....................................................         415,000      448,885
     School Revenue, Blair Academy, 1995 Project, Series A, 5.85%, 9/01/16 ...................       1,640,000    1,710,618
     St. Barnabas Project, Series A, MBIA Insured, 5.375%, 7/01/27 ...........................       4,375,000    4,514,256
     State Lease Revenue Refunding, Liberty State Park Lease Rental,
     AMBAC Insured, 5.75%, 3/15/20 ...........................................................       4,605,000    4,962,026
     State Lease Revenue Refunding, Liberty State Park Lease Rental,
     AMBAC Insured, 5.75%, 3/15/22 ...........................................................       3,315,000    3,556,233
     Terminal GATX Corp. Project, 6.65%, 9/01/22 .............................................       7,440,000    8,063,695
     Water Facilities Revenue Refunding, Hackensack Water Co. Project,
      Series A, MBIA Insured, 5.80%, 3/01/24 .................................................       1,000,000    1,061,680
     Young Men's Christian Association, Series M, Pre-Refunded, 7.90%, 12/01/08 ..............         320,000      330,979
     New Jersey Health Care Facilities, Financing Authority Revenue,
     Atlantic City Medical Center, Series C, 6.80%, 7/01/11 ..................................       2,500,000    2,743,000
     Atlantic Health Systems, Series A, 5.00%, 7/01/27 .......................................       5,500,000    5,527,060
     Berkeley Heights Convalescent Hospital, AMBAC Insured, 5.00%, 7/01/26 ...................       6,000,000    6,004,200
     Beth Israel Hospital Association Passaic, 7.80%, 7/01/04 ................................       2,720,000    2,834,757
     Beth Israel Hospital Association Passaic, Refunding, 7.875%, 7/01/07 ....................       1,000,000    1,042,790
     Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 ......................       5,000,000    5,090,050
     Cathedral Health Services, Series A, FHA Insured, Pre-Refunded, 7.25%, 2/15/10 ..........       9,330,000   10,253,110
     Cathedral Health Services, Series A, FHA Insured, Pre-Refunded, 7.25%, 2/15/21 ..........       2,020,000    2,219,859
     Christian Health Care Center, Refunding, Series A, 5.50%, 7/01/18 .......................       1,200,000    1,211,604
     Clara Maas Medical Center, Series B, Pre-Refunded, 7.30%, 7/01/09 .......................       1,000,000    1,050,360
     Clara Maas Medical Center, Series B, Pre-Refunded, 7.25%, 7/01/19 .......................       2,435,000    2,556,628
     East Orange General Hospital, Series B, 7.75%, 7/01/20 ..................................       5,445,000    5,801,430
     Elizabeth General Medical Center, Series C, 7.375%, 7/01/15 .............................       4,890,000    5,228,241
     Franciscan St. Mary's Hospital, 5.875%, 7/01/12 .........................................       5,150,000    5,341,220
     Hackensack Medical Center, FGIC Insured, Pre-Refunded, 6.25%, 7/01/21 ...................       2,400,000    2,558,088
     Hackensack University Medical Center, Refunding, Series B,
     MBIA Insured, 5.20%, 1/01/28 ............................................................       3,000,000    3,186,330
     Holy Name Hospital, 6.00%, 7/01/25 ......................................................       4,380,000    4,496,201
     Holy Name Hospital, AMBAC Insured, 5.25%, 7/01/20 .......................................       2,000,000    2,153,980
     Holy Name Hospital, Series B, AMBAC Insured, Pre-Refunded, 7.00%, 7/01/08 ...............       2,500,000    2,627,250
     Jersey Shore Medical Center, Refunding, AMBAC Insured, 5.875%, 7/01/24 ..................       5,000,000    5,280,200
     John F. Kennedy Health Systems, Obligation Group Revenue,
      FGIC Insured, 5.70%, 7/01/25 ...........................................................       4,900,000    5,384,022
     John F. Kennedy Medical Center/Hartwyck, Refunding, MBIA Insured, 5.00%, 7/01/25 ........       7,855,000    7,842,903
     Medical Center at Princeton Obligation Group, AMBAC Insured, 5.00%, 7/01/28 .............       7,000,000    7,036,820
     Monmouth Medical Center, Series C, FSA Insured, 6.25%, 7/01/16 ..........................       8,250,000    9,016,095
     Monmouth Medical Center, Series C, FSA Insured, 6.25%, 7/01/24 ..........................       1,800,000    1,888,092
     Morristown Memorial Hospital, Series C, Pre-Refunded, 7.125%, 7/01/08 ...................         125,000      129,430
     New Jersey Geriatric Center of Workmen's Circle, Inc., Series A,
      FHA Mortgage Insured, 8.00%, 2/01/28 ...................................................       2,590,000    2,743,794
     Newcomb Medical Center, Series A, 7.875%, 7/01/03 .......................................       3,565,000    3,805,174
     Pascack Valley Hospital, 6.90%, 7/01/21 .................................................      10,000,000   10,723,500
     Riverview Medical Center, 5.875%, 7/01/16 ...............................................       1,500,000    1,569,675
     Shoreline Behavioral Health, MBIA Insured, Pre-Refunded, 5.50%, 7/01/27 .................       2,000,000    2,001,520
     Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 .............................       2,050,000    2,189,421
     St. Joseph's Hospital and Medical Center, Revenue Refunding, 5.75%, 7/01/16 .............       1,000,000    1,088,510
     St. Joseph's Hospital and Medical Center, Revenue Refunding, 6.00%, 7/01/26 .............       1,720,000    1,826,416
     Wayne General Hospital, Series B, FHA Insured, 5.75%, 8/01/11 ...........................       1,000,000    1,065,960
     Wayne General Hospital, Series B, FHA Insured, 5.875%, 8/01/18 ..........................       5,000,000    5,075,500
     Zurbrugg Memorial Hospital, Series C, 8.50%, 7/01/12 ....................................         475,000      473,342
     New Jersey State Building Authority Revenue, Refunding, 5.00%, 6/15/15 ..................       5,000,000    5,087,250
     New Jersey State Educational Facilities Authority Revenue,
     Institute of Technology, Series A, MBIA Insured, 6.00%, 7/01/15 .........................       4,000,000    4,359,560
     Jersey State College, Series D, MBIA Insured, 6.125%, 7/01/22 ...........................       2,000,000    2,146,700
     New Jersey Institute of Technology Revenue, Refunding,
      Series A, MBIA Insured, 6.00%, 7/01/24 .................................................       1,455,000    1,579,533
     New Jersey State Educational Facilities Authority Revenue, (cont.)
     New Jersey Institute of Technology, Series 95-E, MBIA Insured,
     5.375%, 7/01/25 .........................................................................     $ 2,500,000  $ 2,576,875
     Princeton University, Series A, 5.875%, 7/01/18 .........................................       2,000,000    2,117,400
     Princeton University, Series C, 5.25%, 7/01/25 ..........................................       2,760,000    2,805,678
     Rider College, Series D, AMBAC Insured, 6.20%, 7/01/17 ..................................       3,000,000    3,236,700
     Rowan College, Series E, AMBAC Insured, 6.00%, 7/01/26 ..................................       9,810,000   10,684,463
     Seton Hall University Project, Refunding, Series E, MBIA Insured,
     5.60%, 7/01/16 ..........................................................................       1,765,000    1,877,784
     Seton Hall University Project, Series C, BIG Insured, 6.85%, 7/01/19 ....................         445,000      465,977
     Seton Hall University Project, Series C, BIG Insured, Pre-Refunded,
      6.85%, 7/01/19 .........................................................................         555,000      581,163
     Seton Hall University Project, Series D, 7.00%, 7/01/21 .................................       4,400,000    4,692,248
     St. Peters College, Series B, 5.50%, 7/01/27 ............................................       2,000,000    2,032,900
     Stevens Institute Technology, Series I, 5.00%, 7/01/18 ..................................       1,100,000    1,089,011
     Stevens Institute Technology, Series I, 5.00%, 7/01/28 ..................................       1,575,000    1,543,784
     Trenton State College, Series A, MBIA Insured, 5.10%, 7/01/21 ...........................       3,600,000    3,630,204
     Trenton State College, Series B, AMBAC Insured, 6.125%, 7/01/19 .........................       4,780,000    5,152,219
     Trenton State College, Series B, AMBAC Insured, 6.125%, 7/01/24 .........................       7,845,000    8,455,890
     New Jersey State Highway Authority, Garden State Parkway,
     Senior Parkway Revenue,
     6.20%, 1/01/10 ..........................................................................       5,000,000    5,810,300
     6.25%, 1/01/14 ..........................................................................       2,500,000    2,673,525
     6.00%, 1/01/16 ..........................................................................       2,900,000    3,020,118
     New Jersey State Housing and Mortgage Finance Agency,
     Home Buyer Revenue, Series B, MBIA Insured, 7.90%, 10/01/22 .............................         550,000      574,035
     Home Buyer Revenue, Series D, MBIA Insured, 7.70%, 10/01/29 .............................       3,015,000    3,128,243
     Home Buyer Revenue, Series J, MBIA Insured, 6.20%, 10/01/25 .............................       4,980,000    5,294,786
     Home Buyer Revenue, Series N, MBIA Insured, 6.35%, 10/01/27 .............................       4,000,000    4,301,160
     Home Buyer Revenue, Series U, MBIA Insured, 5.85%, 4/01/29 ..............................      12,000,000   12,660,360
     Home Mortgage Purchase Revenue, Series A, MBIA Insured, 7.875%, 10/01/17 ................          40,000       40,858
     MFHR, Montclarion Project, Series J, FHA Insured, 7.70%, 11/01/29 .......................       2,175,000    2,281,314
     MFHR, Refunding, Series A, AMBAC Insured, 6.00%, 11/01/14 ...............................       5,000,000    5,365,800
     MFHR, Refunding, Series A, AMBAC Insured, 6.05%, 11/01/20 ...............................      12,500,000   13,358,125
     MFHR, Regency Park Project, Series H, 7.70%, 11/01/30 ...................................         450,000      464,396
     MFHR, Series A, AMBAC Insured, 5.55%, 5/01/27 ...........................................       2,000,000    2,050,040
     Section 8, Refunding, Series 1, 6.70%, 11/01/28 .........................................       2,885,000    3,108,732
     Section 8, Refunding, Series A, 6.95%, 11/01/13 .........................................      12,400,000   13,384,064
     New Jersey State Sports and Expo. Authority, State Contract,
     Refunding, Series A, MBIA Insured, 6.25%, 7/01/20 .......................................       6,800,000    7,305,920
     Series A, MBIA Insured, 6.60%, 7/01/15 ..................................................       8,000,000    8,784,320
     Newark Board of Education, MBIA Insured, 5.875%, 12/15/14 ...............................       3,250,000    3,544,873
     North Brunswick Township, Board of Education, Refunding,
      FGIC Insured, 5.00%, 2/01/15 ...........................................................       2,000,000    2,019,360
     Northern Mariana Islands, Commonwealth Ports Authority,
      Seaport Revenue, Series A, 6.40%, 3/15/28 ..............................................       2,000,000    1,983,680
     Ocean Township Municipal Utilities Authority Revenue,
      Refunding, MBIA Insured, 5.80%, 12/01/18 ...............................................       7,400,000    7,833,788
     Piscataway Township School District, COP, MBIA Insured,
      Pre-Refunded, 7.50%, 6/15/09 ...........................................................       1,000,000    1,031,190
     Port Authority of New York and New Jersey, Consolidated,
     67th Series, 6.875%, 1/01/25 ............................................................       2,500,000    2,615,250
     67th Series, AMBAC Insured, 6.875%, 1/01/25 .............................................         750,000      783,878
     71st Series, 6.50%, 1/15/26 .............................................................       2,500,000    2,645,525
     72nd Series, Pre-Refunded, 7.35%, 10/01/27 ..............................................       7,000,000    7,956,200
     74th Series, 6.75%, 8/01/26 .............................................................       1,000,000    1,076,290
     84th Series, 6.00%, 1/15/28 .............................................................       1,125,000    1,193,074
     94th Series, 6.00%, 6/01/17 .............................................................       5,000,000    5,388,050
     94th Series, 6.00%, 12/01/16 ............................................................       2,000,000    2,160,840
     109th Series, FGIC Insured, 5.375%, 7/15/22 .............................................       4,645,000    4,784,304
     Delta Airlines, Inc., Special Project, Series 1R, 6.95%, 6/01/08 ........................       5,000,000    5,489,250
     Special Obligation Revenue, 4th Installment, Special Project, 6.75%, 10/01/11 ...........       2,500,000    2,801,700
     Special Obligation Revenue, Consolidated, 102nd Series,
     MBIA Insured, 5.75%, 10/15/23 ...........................................................       5,000,000    5,295,100
     Special Obligation Revenue, John F. Kennedy International Air Terminal,
     MBIA Insured, 5.75%, 12/01/22 ...........................................................       8,000,000    8,560,400
     Puerto Rico Commonwealth GO, Pre-Refunded, 6.45%, 7/01/17 ...............................       3,000,000    3,422,640
     Puerto Rico Commonwealth Highway Authority Revenue,
      Series Q, Pre-Refunded, 8.00%, 7/01/18 .................................................       8,000,000    8,771,040
     Puerto Rico Commonwealth Infrastructure Financing Authority,
     Special Tax Revenue,  Series A,
     7.90%, 7/01/07 ..........................................................................       $ 120,000    $ 123,952
     7.75%, 7/01/08 ..........................................................................       1,350,000    1,380,713
     7.50%, 7/01/09 ..........................................................................         100,000      102,250
     Puerto Rico Commonwealth Urban Renewal and Housing Corp.,
      Commonwealth Appropriation, Refunding, 7.875%, 10/01/04 ................................       1,000,000    1,057,620
     Puerto Rico Electric Power Authority, Power Revenue,
     Refunding, Series N, Pre-Refunded, 7.125%, 7/01/14 ......................................       2,355,000    2,460,810
     Series T, 6.00%, 7/01/16 ................................................................      11,535,000   12,479,140
     Series X, 6.125%, 7/01/21 ...............................................................       5,000,000    5,399,000
     Series X, 6.00%, 7/01/15 ................................................................       2,000,000    2,157,360
     Puerto Rico HFC Revenue,
     MF Mortgage, Portfolio A-1, 7.50%, 4/01/22 ..............................................       4,185,000    4,383,829
     Sixth Portfolio, Section 8 Assisted, FHA Mortgage Insured,
      Pre-Refunded, 7.75%, 12/01/26 ..........................................................         125,000      154,906
     Puerto Rico HFC, SFMR, Portfolio No. 1,
     Series A, GNMA Insured, 7.80%, 10/15/21 .................................................         195,000      199,286
     Series B, GNMA Secured, 7.65%, 10/15/22 .................................................         820,000      867,166
     Puerto Rico Industrial Medical and Environmental Pollution
      Control Facilities Financing Authority Revenue, Baxter Travenol Labs, Inc.,
      8.00%, 9/01/12 .........................................................................       2,000,000    2,066,000
     Rutgers State University, Series A, 6.50%, 5/01/18 ......................................       4,250,000    4,581,883
     Salem County IPC, Financing Authority Revenue, Public Services,
      Electric and Gas Co., Refunding, Series D, MBIA Insured,
      6.55%, 10/01/29 ........................................................................       5,000,000    5,658,700
     South Brunswick Township, Board of Education, Refunding,
     Series AA, FGIC Insured, 5.50%, 8/01/24 .................................................       1,720,000    1,796,230
     Stony Brook Regional Sewerage Authority Revenue, Series A,
     Pre-Refunded, 7.40%, 12/01/09 ...........................................................       1,000,000    1,065,910
     Sussex County Municipal Utilities Authority, Solid Waste Revenue,
      Series A, BIG Insured, Pre-Refunded, 7.875%, 12/01/13 ..................................         100,000      103,059
     Union County Improvement Authority Revenue, Plainfield Board of Education,
      FGIC Insured, 5.85%, 8/01/26 ...........................................................       5,000,000    5,413,300
     Union County New Jersey Utilities Authority Solid Waste Revenue,
     Subordinated Lease-Ogden Martin, Series A, AMBAC Insured,
      5.35%, 6/01/23 .........................................................................       3,000,000    3,060,090
     University of Medicine and Dentistry Revenue,
     Series A, MBIA Insured, 5.00%, 9/01/22 ..................................................       1,700,000    1,702,125
     Series C, Pre-Refunded, 7.20%, 12/01/09 .................................................         750,000      797,625
     Series C, Pre-Refunded, 7.20%, 12/01/19 .................................................         725,000      771,038
     Warren Hills Regional School District, COP, BIG Insured, Pre-Refunded, 7.375%, 12/15/09 .       1,200,000    1,236,288
     Virgin Islands Public Finance Authority Revenue, Senior Lien,
      Fund Loan Notes, Refunding, Series A, 5.50%,
     10/1/15 .................................................................................       2,500,000    2,564,275
     10/1/18..................................................................................       3,045,000    3,095,943
     10/1/22..................................................................................       2,000,000    2,028,120
                                                                                                               ------------
     Total Bonds.............................................................................                   686,857,882
                                                                                                               ------------
 d   Zero Coupon Bonds
     Middlesex County COP, MBIA Insured, 6/15/24 .............................................       1,000,000      273,640
                                                                                                               ------------
     Total Long Term Investments (Cost $638,268,092) ........................................                   687,131,522
                                                                                                               ------------
     Short Term Investments 1.1%
 a   New Jersey EDA Revenue, Dow Chemical,
     El Dorado Term 1984 A, Refunding, Daily VRDN and Put, 2.80%, 5/01/01 ....................         800,000      800,000
     El Dorado Term 1984 B, Refunding, Daily VRDN and Put, 2.75%, 5/01/03 ....................         900,000      900,000
     New Jersey Sports and Exposition, Series C, Weekly VRDN and Put, 3.25%, 9/01/24 .........       2,200,000    2,200,000
 a   Port Authority New York and New Jersey, Special Obligation Revenue,
      Versatile Structure, Series 2, Daily VRDN and Put, 2.25%, 5/01/19 ......................       3,600,000    3,600,000
                                                                                                               ------------
     Total Short Term Investments (Cost $7,500,000) .........................................                     7,500,000
                                                                                                               ------------
     Total Investments (Cost $645,768,092) 98.6% ............................................                   694,631,522
     Other Assets, less Liabilities 1.4% ....................................................                     9,851,484
                                                                                                               ------------
     Net Assets 100.0% ......................................................................                  $704,483,006
                                                                                                               ============

See glossary of terms on page 137.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
dZero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.


Franklin Tax-Free Trust
Financial Highlights

Franklin Oregon Tax-Free Income Fund
                                                             Six Months Ended
                                                              August 31, 1998           Year Ended February 28,
Class I                                                         (unaudited)   1998     1997      19961     1995      1994
---------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................          $11.86    $11.55   $11.60    $11.22    $11.70    $11.73
                                                               ------------------------------------------------------------
Income from investment operations:
 Net investment income ..................................             .30       .62      .63       .63       .63       .64
 Net realized and unrealized gains (losses) .............             .05       .31     (.05)      .38      (.49)     (.02)
                                                               ------------------------------------------------------------
Total from investment operations ........................             .35       .93      .58      1.01       .14       .62
                                                               ------------------------------------------------------------
Less distributions from net investment income ...........            (.32)     (.62)    (.63)     (.63)     (.62)     (.65)
                                                               ------------------------------------------------------------
Net asset value, end of period ..........................          $11.89    $11.86   $11.55    $11.60    $11.22    $11.70
                                                               ============================================================
Total return* ...........................................            3.03%     8.21%    5.13%     9.19%     1.36%     5.15%
Ratios/supplemental data
Net assets, end of period (000's) .......................     $458,335  $427,022 $384,003  $375,415  $349,458  $375,684
Ratios to average net assets:
 Expenses ...............................................             .68%**    .67%     .66%      .66%      .65%      .58%
 Net investment income ..................................            5.06%**   5.33%    5.52%     5.51%     5.71%     5.47%
Portfolio turnover rate .................................            6.73%    12.18%    4.47%     6.52%    26.44%     9.42%

Class II
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................          $11.92    $11.61   $11.65    $11.23
                                                               ----------------------------------------
Income from investment operations:
 Net investment income ..................................             .27       .56      .56       .47
 Net realized and unrealized gains (losses) .............             .05       .31     (.04)      .41
                                                               ----------------------------------------
Total from investment operations ........................             .32       .87      .52       .88
                                                               ----------------------------------------
Less distributions from net investment income ...........            (.28)     (.56)    (.56)     (.46)
                                                               ----------------------------------------
Net asset value, end of period ..........................          $11.96    $11.92   $11.61    $11.65
                                                               ========================================
Total return* ...........................................            2.72%     7.66%    4.59%     7.99%
Ratios/supplemental data
Net assets, end of period (000's) .......................         $25,575   $15,946   $7,100    $2,044
Ratios to average net assets:
 Expenses ...............................................            1.24%**   1.22%    1.23%     1.24%**
 Net investment income ..................................            4.50%**   4.74%    4.93%     4.87%**
Portfolio turnover rate .................................            6.73%    12.18%    4.47%     6.52%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.


Franklin Tax-Free Trust
Statement of Investments, August 31, 1998 (unaudited)
                                                                                                     PRINCIPAL
 Franklin Oregon Tax-Free Income Fund                                                                 AMOUNT         VALUE
 a   Long Term Investments 98.7%

     Albany Water Revenue, Second Lien, Pre-Refunded, 7.25%, 8/01/09 .........................     $ 1,000,000  $ 1,033,570
     Bay Area Health District Hospital Facility Authority, Health Facilities
      Revenue, Evergreen Court Project, 7.25%, 10/01/14 ......................................       2,000,000    2,154,260
     Bear Creek Valley Sanitary Authority, GO,
     7.30%, 6/01/05 ..........................................................................         100,000      101,859
     7.35%, 6/01/06 ..........................................................................         105,000      106,951
     7.40%, 6/01/07 ..........................................................................         115,000      117,160
     7.40%, 6/01/08 ..........................................................................         125,000      127,329
     Benton County, Oregon Hospital Facilities Authority,
      Good Samaritan Hospital, Corvallis, 6.25%, 10/01/09 ....................................       1,125,000    1,189,271
     Chemeketa Community College District, FGIC Insured, Pre-Refunded, 5.80%, 6/01/12 ........       1,000,000    1,108,260
     City of Bend, Urban Renewal Agency Tax Revenue,
     Series A, 6.85%, 9/01/06 ................................................................         600,000      606,522
     Series A, 7.00%, 9/01/11 ................................................................         750,000      758,438
     Clackamas County,
     Health Facilities Authority Hospital Revenue, Adventist Health,
      Refunding, Series A, MBIA Insured, 6.35%, 3/01/09 ......................................       4,945,000    5,381,149
     Hospital Facilities Authority Revenue, Gross Willamette Falls,
      Refunding, 5.75%, 4/01/15 ..............................................................       2,250,000    2,342,295
     Hospital Facilities Authority Revenue, Jennings Lodge Project,
      GNMA Secured, 7.50%, 10/20/31 ..........................................................       2,990,000    3,196,161
     Hospital Facilities Authority Revenue, Kaiser Permanente, Series A, 6.50%, 4/01/11 ......       1,635,000    1,747,390
     Hospital Facilities Authority Revenue, Kaiser Permanente, Series A, 6.25%, 4/01/21 ......       4,950,000    5,260,415
     Hospital Facilities Authority Revenue, Sisters of Providence Project, 8.125%, 10/01/07 ..         110,000      111,448
     Hospital Facilities Authority Revenue, Willamette View Inc. Project,
      Refunding, 6.10%, 11/01/12 .............................................................         500,000      524,360
     Hospital Facilities Authority Revenue, Willamette View Inc. Project,
      Refunding, 6.30%, 11/01/21 .............................................................       1,500,000    1,575,645
     Clackamas County USD No. 115, AMBAC Insured, Pre-Refunded, 6.15%, 6/01/14 ...............       4,000,000    4,500,920
     Clackamas Oregon Community College District, MBIA Insured, 5.80%, 6/01/26 ...............       1,000,000    1,067,960
     Clairmont Water District Revenue, 6.50%, 2/01/12 ........................................       1,125,000    1,169,550
     Deschutes County Hospital Facilities Authority, Hospital Revenue,
      St. Charles Medical Center, 6.00%, 1/01/13 .............................................       3,000,000    3,250,590
     Douglas County, Hospital Facilities Authority Revenue, Catholic Health
      Facilities, Series B, MBIA Insured, 6.00%, 11/15/15 ....................................       1,950,000    2,136,167
     Emerald People's Utility District, Electric System Revenue, Refunding,
      AMBAC Insured, Series B, Pre-Refunded, 7.30%, 11/01/11 .................................         500,000      521,865
     Eugene Electric Utility System Revenue,
     Pre-Refunded, 6.65%, 8/01/10 ............................................................         655,000      706,522
     Pre-Refunded, 6.70%, 8/01/11 ............................................................         700,000      756,014
     Pre-Refunded, 5.75%, 8/01/16 ............................................................       3,000,000    3,289,260
     Refunding, FSA Insured, 5.00%, 8/01/18 ..................................................      13,620,000   13,746,257
     Refunding, FSA Insured, 5.05%, 8/01/22 ..................................................       4,500,000    4,541,850
     Eugene Public Safety Facilities, FGIC Insured, 5.70%, 6/01/16 ...........................         500,000      532,105
     Eugene Trojan Nuclear Project Revenue, Refunding, 5.90%, 9/01/09 ........................         840,000      841,050
     Guam Airport Authority Revenue, Series B,
     6.60%, 10/01/10 .........................................................................         750,000      825,878
     6.70%, 10/01/23 .........................................................................       1,900,000    2,079,018
     Guam Power Authority Revenue, Series A, 6.30%, 10/01/12 .................................         825,000      879,467
     Hermiston, GO, AMBAC Insured, 6.00%, 8/01/15 ............................................       1,000,000    1,080,280
     Hillsboro Hospital Facilities Authority Revenue, Refunding, 5.75%, 10/01/12 .............         205,000      214,967
     Klamath Falls Intercommunity Hospital Revenue, Merle West Medical Center Project,
     7.00%, 6/01/02 ..........................................................................       1,500,000    1,627,755
     7.25%, 6/01/06 ..........................................................................       2,310,000    2,517,646
     Lane and Douglas Counties, GO, School District No.28J,
      Fern Ridge, FGIC Insured, 5.00%, 6/01/17 ...............................................       1,000,000    1,006,830
     Lane County PCR, Weyerhaeuser Co. Project, Refunding, 6.50%, 7/01/09 ....................      11,575,000   12,668,375
     Lane County, COP, Fairground Project, 7.00%, 8/01/04 ....................................       1,000,000    1,025,990
     Lebanon Wastewater Revenue, Refunding, 5.875%, 6/01/20 ..................................       2,425,000    2,494,670
     Marion County Housing Authority Revenue, Elliott Residence Project,
      GNMA Secured, 7.50%, 10/20/25 ..........................................................       1,250,000    1,428,000
     Marion County Union High School District No. 7J, 6.00%, 6/01/13 .........................       1,000,000    1,109,630
     Medford Hospital Facilities Authority Revenue, Gross Rogue
      Valley Health Services, MBIA Insured, Pre-Refunded, 6.75%, 12/01/20 ....................       4,475,000    4,856,583
     Medford Oregon Hospital Facilities Authority Revenue, Asante Health System,
     Series A, MBIA Insured, 5.00%, 8/15/18 ..................................................      13,700,000   13,756,992
     Series A, MBIA Insured, 5.00%, 8/15/24 ..................................................       6,300,000    6,299,811
 b   Series B, MBIA Insured, 5.125%, 8/15/28 .................................................       9,000,000    9,033,480
     Metropolitan Service District, Convention Center, GO, Series A, 6.25%, 1/01/13 ..........       4,865,000    5,098,471
     Multnomah County Drain District No. 1 Assessment, MBIA Insured, 5.25%, 7/01/17 ..........       1,000,000    1,027,660
     Multnomah Educational Service District, 5.40%, 6/01/17 ..................................       1,000,000    1,039,460
     Northern Mariana Islands, Commonwealth Ports Authority,
     Seaport Revenue, Series A, 6.40%, 3/15/28 ...............................................       3,500,000    3,471,440

     Oak Lodge Water District, GO, AMBAC Insured,
     7.40%, 12/01/08 .........................................................................       $ 215,000    $ 251,911
     7.50%, 12/01/09 .........................................................................         215,000      252,178
     Ontario Hospital Facility Authority-Catholic Health Corp.,
      Facilities Revenue, Dominican Sisters of Ontario, Inc., Holy Rosary Hospital
      Project, 6.10%, 11/15/17 ...............................................................       1,500,000    1,614,480
     Oregon City Sewer Revenue, Pre-Refunded, 6.875%, 10/01/19 ...............................       4,000,000    4,705,800
     Oregon Health Sciences University Revenue, Series A, MBIA Insured, 5.25%,
     7/01/25 .................................................................................         100,000      102,383
     7/01/28 .................................................................................       2,000,000    2,049,240
     Oregon State, GO, Series B, 6.875%, 12/01/13 ............................................       1,000,000    1,027,410
     Oregon State Board of Higher Education, GO,
     6.50%, 10/01/17 .........................................................................         750,000      800,850
     Baccalaureate, Series A, 5.00%, 8/01/22 .................................................       5,000,000    5,026,550
     Baccalaureate, Series A, 5.00%, 8/01/27 .................................................       6,000,000    6,021,120
     Series A, 5.65%, 8/01/27 ................................................................       4,440,000    4,716,656
     Series C, 5.65%, 8/01/27 ................................................................       1,460,000    1,550,973
     Oregon State Bond Bank Revenue, EDR, Series B, Pre-Refunded, 6.80%, 1/01/11 .............       1,610,000    1,659,540
     Oregon State Department of Administrative Services, COP,
     Series A, AMBAC Insured, 5.80%, 5/01/24 .................................................       5,000,000    5,378,550
     Series C, MBIA Insured, 5.75%, 5/01/17 ..................................................       2,000,000    2,144,920
     Oregon State Department of Energy, GO, Series B, 6.80%, 1/01/17 .........................         400,000      403,776
     Oregon State Department of General Services, COP,
     Real Property Financing Program, Series A, AMBAC Insured,
      Pre-Refunded, 7.50%, 9/01/15 ...........................................................         750,000      819,473
     Real Property Financing Program, Series A, MBIA Insured,
      Pre-Refunded, 7.20%, 1/15/15 ...........................................................          10,000       10,670
     Refunding, Series D, MBIA Insured, 5.80%, 3/01/15 .......................................       1,000,000    1,047,400
     Series B, MBIA Insured, Pre-Refunded, 7.20%, 1/15/15 ....................................         150,000      160,050
     Series F, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/15 ...................................         950,000    1,037,999
     Series G, AMBAC Insured, 6.25%, 9/01/15 .................................................         750,000      807,195
     Oregon State Department of Transportation Revenue, GO,
      Regional Light Rail, Federal Westside Project, MBIA Insured,
     6.10%, 6/01/07 ..........................................................................       2,000,000    2,223,520
     6.20%, 6/01/08 ..........................................................................       2,500,000    2,786,600
     6.25%, 6/01/09 ..........................................................................       1,750,000    1,958,845
     Oregon State EDR, Georgia-Pacific Corp. Project,
     Refunding, Series 183, 5.70%, 12/01/25 ..................................................       1,500,000    1,543,800
     Series CLVII, 6.35%, 8/01/25 ............................................................      18,500,000   19,753,375
     Oregon State Elderly and Disabled Housing Authority, GO,
     Series A, 6.00%, 8/01/15 ................................................................         910,000      979,952
     Series A, 6.00%, 8/01/21 ................................................................         455,000      486,359
     Series A, 5.375%, 8/01/28 ...............................................................       1,950,000    1,987,811
     Series B, 6.10%, 8/01/17 ................................................................       1,410,000    1,511,774
     Series B, 6.25%, 8/01/23 ................................................................       2,015,000    2,198,526
     Series B, 6.375%, 8/01/24 ...............................................................       2,155,000    2,348,347
     Series C, 6.50%, 8/01/22 ................................................................       6,000,000    6,606,120
     Oregon State Elderly Housing, GO, Series A, 7.125%, 8/01/30 .............................         635,000      665,385
     Oregon State Higher Education, GO, Series C, Pre-Refunded, 7.25%, 10/15/18 ..............       1,445,000    1,451,445
     Oregon State Housing and Community Services Department, Finance Housing Revenue,
     Multi-Unit, Series A, 6.80%, 7/01/13 ....................................................       6,710,000    7,118,975
     Multi-Unit, Series A, 6.15%, 7/01/21 ....................................................         910,000      976,512
     Multi-Unit, Series C, 6.85%, 7/01/22 ....................................................         180,000      190,667
     SFM, Series A, 5.75%, 7/01/12 ...........................................................         850,000      885,428
     SFM, Series A, 6.35%, 7/01/14 ...........................................................       3,060,000    3,288,092
     SFM, Series A, 6.40%, 7/01/18 ...........................................................       1,420,000    1,518,988
     SFM, Series A, 6.45%, 7/01/26 ...........................................................       3,100,000    3,321,402
     SFM, Series B, 6.875%, 7/01/28 ..........................................................      12,000,000   12,850,920
     SFM, Series C, 6.20%, 7/01/15 ...........................................................       2,500,000    2,671,325
     SFM, Series C, 6.40%, 7/01/26 ...........................................................       1,190,000    1,280,012
     SFM, Series D, 6.80%, 7/01/27 ...........................................................       1,750,000    1,857,135
     SFM, Series E, 7.00%, 7/01/09 ...........................................................         260,000      283,665
     SFM, Series E, 5.80%, 7/01/16 ...........................................................         800,000      827,840

     Oregon State Housing and Community Services Department, Finance Housing Revenue, (cont.)
     SFM, Series E, 6.75%, 7/01/16 ...........................................................       $ 105,000    $ 105,719
     SFM, Series E, 7.15%, 7/01/25 ...........................................................       1,010,000    1,104,637
     SFM, Series F, 7.00%, 7/01/22 ...........................................................       1,125,000    1,140,795
     SFM, Series F, 5.65%, 7/01/28 ...........................................................       1,000,000    1,032,640
     SFM, Series G, 6.80%, 7/01/22 ...........................................................         645,000      692,775
     SFM, Series H, 5.65%, 7/01/28 ...........................................................       2,000,000    2,049,160
     Oregon State Housing, Educational and Cultural Facility Authority,
      Lewis and Clark College Project, Series A, 6.125%, 10/01/24 ............................      10,500,000   11,517,030
     Oregon State Veteran's Welfare, GO,
     Series 73-A, 7.00%, 12/01/11 ............................................................       2,500,000    2,570,850
     Series 75, 6.00%, 4/01/27 ...............................................................       2,870,000    3,097,505
     Series 75, 5.85%, 10/01/15 ..............................................................         850,000      921,553
     Series 75, 5.875%, 10/01/18 .............................................................         485,000      517,830
     Series 76-A, 6.05%, 10/01/28 ............................................................       3,000,000    3,269,880
     Series 77, 5.30%, 10/01/29 ..............................................................       5,000,000    5,082,050
     Port Astoria, GO, MBIA Insured, Pre-Refunded, 6.60%, 9/01/11 ............................         450,000      486,405
     Port Morrow PCR, Idaho Power Co., Boardman Project, 7.25%, 8/01/08 ......................       2,200,000    2,232,868
     Port Morrow Revenue, Refunding, Pre-Refunded, 8.00%, 12/01/11 ...........................         500,000      505,530
     Port of Portland Special Obligation Revenue, Delta Airlines, Inc. Project, 6.20%, 9/01/22       4,000,000    4,240,520
     Port St. Helens PCR, Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/27 ............       6,000,000    6,185,880
     Port St. Helens PCR, Portland General Electric Co. Project, Series A, 5.25%, 8/01/14 ....       3,600,000    3,600,000
     Port Umpqua PCR, International Paper Co. Project, Refunding, Series B, 5.20%, 6/01/11 ...       2,200,000    2,267,892
     Portland Airport Way-Urban Renewal and Redevelopment Tax Increment,
      Sub-Series B-3, FGIC Insured, Pre-Refunded, 7.60%, 6/01/10 .............................       2,825,000    3,005,772
     Portland Hospital Facilities Authority Hospital Revenue, Legacy Health System, Refunding,
     Series A, AMBAC Insured, 6.70%, 5/01/21 .................................................       5,500,000    5,894,680
     Series B, AMBAC Insured, 6.70%, 5/01/21 .................................................       8,475,000    9,083,166
     Portland Housing Authority MFR, Berry Ridge Project, 6.30%, 5/01/29 .....................       1,500,000    1,574,190
     Portland Housing Authority Revenue, 7.10%, 7/01/15 ......................................       1,000,000    1,053,630
     Portland Hydroelectric Power Revenue, Bull Run Project, Series C, 7.00%, 10/01/16 .......         635,000      635,597
     Portland International Airport,
     Series 7-A, MBIA Insured, 6.75%, 7/01/09 ................................................       1,500,000    1,625,490
     Series 7-B, MBIA Insured, 7.10%, 7/01/21 ................................................         200,000      217,242
     Series 7-B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21 ..................................       2,800,000    3,459,736
     Series 10, FGIC Insured, 5.75%, 7/01/25 .................................................         300,000      315,888
     Portland MFHR, Civic Stadium Housing Project, Series A, 6.00%, 3/01/17 ..................       1,000,000    1,050,590
     Portland Oregon, GO, Revenue, Limited Tax, Series A, 5.00%, 4/01/18 .....................       3,380,000    3,405,451
     Portland Sewer System Revenue,
     Refunding, Series A, FGIC Insured, 5.00%, 6/01/15 .......................................         500,000      507,395
     Series A, Pre-Refunded, 6.25%, 6/01/15 ..................................................       9,100,000   10,188,542
     Portland Urban Renewal and Redevelopment, Downtown Waterfront,
      Refunding, Series A, 6.40%, 6/01/08 ....................................................       5,555,000    6,003,900
     Portland Water System Revenue, Series A, 5.00%, 8/01/16 .................................       1,000,000    1,017,950
     Portland, COP, PBA, Refunding, Series A, Pre-Refunded, 7.25%, 4/01/08 ...................       2,000,000    2,043,380
     Puerto Rico Commonwealth, GO,
     Pre-Refunded, 6.45%, 7/01/17 ............................................................       1,000,000    1,140,880
     Refunding, 5.375%, 7/01/25 ..............................................................       1,000,000    1,022,840
     Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
      Series A, FSA Insured, Pre-Refunded, 9.00%, 7/01/09 ....................................          75,000       94,745
     Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y, 5.50%,
     7/01/26 .................................................................................       7,275,000    7,565,636
     7/01/36 .................................................................................      13,000,000   13,951,470
     Puerto Rico Commonwealth Highway Authority Revenue, Series Q,
      Pre-Refunded, 8.00%, 7/01/18 ...........................................................       4,000,000    4,385,520
     Puerto Rico Commonwealth Infrastructure Financing Authority,
     Special Tax Revenue, Series A, 7.75%, 7/01/08 ...........................................         280,000      286,370
     Puerto Rico Electric Power Authority Revenue,
     Refunding, Series X, 5.50%, 7/01/25 .....................................................       2,600,000    2,665,156
     Series O, Pre-Refunded, 7.125%, 7/01/14 .................................................       1,065,000    1,112,850
     Series R, Pre-Refunded, 6.25%, 7/01/17 ..................................................       2,070,000    2,274,288
     Series X, 6.00%, 7/01/15 ................................................................       2,500,000    2,696,700
     Series DD, 5.00%, 7/01/28 ...............................................................       6,000,000    5,944,440
     Puerto Rico HFC, SFMR, Portfolio No. 1,
     Series A, GNMA Secured, 7.80%, 10/15/21 .................................................          55,000       56,209
     Series B, GNMA Secured, 7.65%, 10/15/22 .................................................         370,000      391,282
     Puerto Rico HFC Revenue, Sixth Portfolio, Section 8 Assisted,
      FHA Mortgage Insured, Pre-Refunded, 7.75%, 12/01/26 ....................................       $ 395,000    $ 489,504
     Puerto Rico Housing Bank and Financing Agency, SFMR,
      Homeownership Fifth Portfolio, Pre-Refunded, 7.50%, 12/01/15 ...........................         500,000      531,595
     Puerto Rico PBA Revenue, Guaranteed Government Facilities,
      Series B, 5.25%, 7/01/21 ...............................................................       3,700,000    3,751,615
     Puerto Rico PBA, Guaranteed Public Education and Health Facilities,
      Refunding, Series M, 5.75%, 7/01/15 ....................................................       2,500,000    2,617,675
     Puerto Rico Telephone Authority Revenue, Refunding, Series L, 6.125%, 1/01/22 ...........       1,100,000    1,169,333
     Roseburg Urban Sanitary Authority, Improvement, GO, Unlimited Tax, Douglas County,
     7.40%, 1/01/06 ..........................................................................          60,000       60,706
     7.50%, 1/01/08 ..........................................................................         230,000      232,712
     Salem Educational Facilities Revenue, Williamette University, Refunding, 6.10%, 4/01/14 .       1,000,000    1,065,030
     Salem, GO, Series A, 5.875%, 1/01/07 ....................................................       1,250,000    1,309,500
     Salem-Keizer School District No. 24J, FGIC Insured, Pre-Refunded, 6.00%,
     6/01/13 .................................................................................       4,345,000    4,786,756
     6/01/14 .................................................................................       4,395,000    4,841,840
     Taft-Nelscott-Delake Rural Fire Protection District, 6.00%, 6/01/16 .....................       1,110,000    1,184,126
     Tillamook Peoples Utilities District, 5.75%, 1/01/28 ....................................       2,765,000    2,842,890
     Tri-County, Metro Transportation District,
     COP, 7.50%, 12/15/02 ....................................................................       1,235,000    1,248,017
     Light Rail Extended, Series A, 6.00%, 7/01/12 ...........................................       2,500,000    2,680,575
     Umatilla County Hospital Facility Authority, Hospital Revenue,
      Refunding, Good Shepherd Community Hospital, 7.50%, 1/01/10 ............................       1,300,000    1,303,250
     Virgin Islands Public Finance Authority Revenue, Refunding,
     Senior Lien Fund Loan Notes, Series A, 5.50%, 10/01/15 ..................................       1,635,000    1,677,036
     Senior Lien Fund Loan Notes, Series A, 5.50%, 10/01/18 ..................................       2,400,000    2,440,152
     Virgin Islands Water & Power Authority, Electric System Revenue, Refunding, 5.30%,
     7/01/18 .................................................................................       2,500,000    2,528,300
     7/01/21 .................................................................................       1,000,000    1,009,560
     Wasco County Hospital Facility Authority Hospital Revenue, 7.375%, 7/01/00 ..............       2,000,000    2,101,060
     Washington County Housing Authority, MFHR,
     Bethany Meadows II Project, 5.85%, 9/01/27 ..............................................       1,435,000    1,514,815
     Terrace View Project, 5.50%, 12/01/17 ...................................................       1,725,000    1,795,346
     Terrace View Project, 5.60%, 12/01/22 ...................................................       1,360,000    1,413,978
     Washington County Unified Sewer Agency Revenue,
     Pre-Refunded, 7.00%, 11/01/09 ...........................................................       2,700,000    2,808,945
     Senior Lien, Refunding, Series A, 6.20%, 10/01/10 .......................................         470,000      519,148
     Senior Lien, Refunding, Series A, AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 .........       1,000,000    1,113,610
     Senior Lien, Series A, Pre-Refunded, 6.20%, 10/01/10 ....................................       3,530,000    3,945,190
     Washington County USD No. 88J, 6.10%, 6/01/12 ...........................................       1,000,000    1,098,810
     Western Lane Hospital District, Hospital Facilities Authority Revenue,
      Sisters of St. Joseph of Peace Health and Hospital Services,
     Refunding, MBIA Insured,
     5.875%, 8/01/12 .........................................................................       4,400,000    4,819,320
     Pre-Refunded, 7.125%, 8/01/17 ...........................................................       2,700,000    2,841,237
     Yamhill County USD No. 29J, 6.10%, 6/01/11 ..............................................       5,000,000    5,560,000
                                                                                                              -------------
     Total Long Term Investments (Cost $447,838,762) .........................................                  477,801,075
                                                                                                              -------------
 a   Short Term Investments 1.8%
     Port of Portland PCR, Reynolds Metals, Daily VRDN and Put, 3.375%, 12/01/09 .............       1,000,000    1,000,000
     Puerto Rico Commonwealth Government Development Bank, EDR,
      Refunding, MBIA Insured, Weekly VRDN and Put, 2.50%, 12/01/15 ..........................       5,100,000    5,100,000
     Puerto Rico Commonwealth Highway and Transportation Authority,
      Transportation Revenue, Series A, AMBAC Insured, Weekly VRDN
      and Put, 2.75%, 7/01/28 ................................................................       2,600,000    2,600,000
                                                                                                              -------------
     Total Short Term Investments (Cost $8,700,000) ..........................................                    8,700,000
                                                                                                              -------------
     Total Investments (Cost $456,538,762) 100.5% ............................................                  486,501,075
     Other Assets, less Liabilities (.5%) ....................................................                   (2,591,073)
                                                                                                              -------------
     Net Assets 100.0% .......................................................................                 $483,910,002
                                                                                                              =============

See glossary of terms on page 137.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on when-issued or delayed delivery basis.


Franklin Tax-Free Trust
Financial Highlights

Franklin Pennsylvania Tax-Free Income Fund
                                                             Six Months Ended
                                                              August 31, 1998           Year Ended February 28,
Class I                                                         (unaudited)   1998     1997      19961     1995      1994
--------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................          $10.56    $10.39   $10.44    $10.16    $10.56    $10.55
                                                               -----------------------------------------------------------
Income from investment operations:
 Net investment income ..................................             .28       .58      .60       .62       .62       .63
 Net realized and unrealized gains (losses) .............             .02       .32     (.04)      .29      (.41)      .01
                                                               -----------------------------------------------------------
Total from investment operations ........................             .30       .90      .56       .91       .21       .64
                                                               -----------------------------------------------------------
Less distributions from:
 Net investment income ..................................            (.28)2    (.58)    (.61)     (.63)     (.61)     (.63)
 In excess of net investment income .....................              --      (.01)      --        --        --        --
 Net realized gains .....................................              --      (.14)      --        --        --        --
                                                               -----------------------------------------------------------
Total distributions .....................................            (.28)     (.73)    (.61)     (.63)     (.61)     (.63)
                                                               -----------------------------------------------------------
Net asset value, end of period ..........................          $10.58    $10.56   $10.39    $10.44    $10.16    $10.56
                                                               ===========================================================
Total return* ...........................................            2.92%     8.90%    5.53%     9.15%     2.22%     5.99%
Ratios/supplemental data
Net assets, end of period (000's) .......................        $739,940  $713,141 $658,339  $639,847  $587,366  $615,546
Ratios to average net assets:
 Expenses ...............................................             .66%**    .65%     .64%      .64%      .63%      .56%
 Net investment income ..................................            5.26%**   5.49%    5.84%     5.96%     6.15%     5.90%
Portfolio turnover rate .................................            6.69%    12.74%   22.24%     9.71%    12.91%     4.73%

Class II
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................          $10.61    $10.43   $10.47    $10.17
                                                                --------------------------------------
Income from investment operations:
 Net investment income ..................................             .25       .52      .55       .47
 Net realized and unrealized gains (losses) .............             .02       .33     (.05)      .30
                                                                --------------------------------------
Total from investment operations ........................             .27       .85      .50       .77
                                                                --------------------------------------
Less distributions from:
 Net investment income ..................................            (.25)3    (.53)    (.54)     (.47)
 Net realized gains .....................................              --      (.14)      --        --
                                                                --------------------------------------
Total distributions .....................................            (.25)     (.67)    (.54)     (.47)
                                                                --------------------------------------
Net asset value, end of period ..........................          $10.63    $10.61   $10.43    $10.47
                                                                ======================================
Total return* ...........................................            2.61%     8.35%    4.98%     7.71%
Ratios/supplemental data
Net assets, end of period (000's) .......................         $33,195   $25,899  $11,935    $3,110
Ratios to average net assets:
 Expenses ...............................................            1.22%**   1.21%    1.21%     1.22%**
 Net investment income ..................................            4.68%**   4.89%    5.22%     5.36%**
Portfolio turnover rate .................................            6.69%    12.74%   22.24%     9.71%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. 2Includes distributions in excess of net investment income in the amount of $0.006.
3Includes distributions in excess of net investment income in the amount of $0.005.

Franklin Tax-Free Trust
Statement of Investments, August 31, 1998 (unaudited)
                                                                                                     PRINCIPAL
 Franklin Pennsylvania Tax-Free Income Fund                                                           AMOUNT         VALUE
 a   Long Term Investments 97.0%

     Abington Pennsylvania School District, FGIC Insured, Pre-Refunded, 6.00%, 5/15/26 .......     $ 2,000,000  $ 2,227,660
     Allegheny County Higher Education Building Authority,
      Duquesne University Project, 5.00%, 3/01/21 ............................................       1,000,000      994,650
     Allegheny County Hospital Development Authority Revenue,
     Allegheny General Hospital Project, Series A, MBIA Insured, 6.25%, 9/01/20 ..............      10,000,000   10,592,000
     Allegheny Hospital, South Hills Health System, Series A,
      MBIA Insured, 5.875%, 5/01/26 ..........................................................       1,700,000    1,812,744
     Health Center, Canterbury Place, MBIA Insured, 5.375%, 12/01/21 .........................       5,000,000    5,124,400
     Health Center, University of Pittsburgh Medical Center,
     Series B, MBIA Insured, 5.00%, 7/01/16 ..................................................       4,000,000    4,003,040
     Health Center, University of Pittsburgh, Refunding,
     Series A, MBIA Insured, 5.625%, 4/01/27 .................................................      10,450,000   10,937,284
     Allegheny County IDAR,
     Environmental Improvement, USX Corporation Project, Refunding, 6.10%, 1/15/18 ...........       2,000,000    2,146,020
     Environmental Improvement, USX Corporation Project, Refunding, 5.60%, 9/01/30 ...........       7,530,000    7,703,039
     Kaufmann Medical Project, Refunding, Series A, MBIA Insured, 6.80%, 3/01/15 .............       1,000,000    1,100,980
     Allegheny County RDAR, Home Improvement Loan, Refunding, Series A, 5.90%, 2/01/11 .......       2,855,000    2,971,113
     Allegheny County Residential Finance Authority, Mortgage Revenue,
     Ladies Grand Army Republic Health Facilities Project, Series G,
      FHA Secured, 6.35%, 10/01/36 ...........................................................       1,985,000    2,125,915
     Lemington Home, Series E, 7.125%, 2/01/27 ...............................................       3,740,000    3,913,237
     MFMR, Series D, FHA Secured, 7.50%, 6/01/33 .............................................       1,400,000    1,472,576
     Series J, GNMA Secured, 7.50%, 6/01/17 ..................................................       2,080,000    2,140,986
     Series K, GNMA Secured, 7.75%, 12/01/22 .................................................       1,970,000    2,031,287
 b   SFM, Series DD-1, GNMA Secured, 5.35%, 11/01/19 .........................................       1,000,000    1,003,470
 b   SFM, Series DD-2, GNMA Secured, 5.40%, 11/01/29 .........................................       2,000,000    2,006,920
     SFMR, Series H, GNMA Secured, 8.00%, 6/01/17 ............................................       1,140,000    1,166,334
     SFMR, Series M, GNMA Secured, 7.90%, 6/01/11 ............................................       1,195,000    1,256,590
     SFMR, Series T, GNMA Secured, 6.95%, 5/01/17 ............................................         810,000      862,512
     Ambridge Area School District, Refunding, Series A, FGIC Insured, 5.25%, 11/01/16 .......       2,730,000    2,797,622
     Beaver County Hospital Authority Revenue, Beaver County Medical Center, Inc.,
      Refunding, AMBAC Insured, Pre-Refunded,
      6.625%, 7/01/10 ........................................................................       5,000,000    5,562,250
     Beaver County IDA, PCR,
     Beaver Valley Project, Pennsylvania Power & Light, Refunding, Series A, 7.15%, 9/01/21 ..       4,400,000    4,738,536
     Ohio Edison Project, Refunding, Series A, 7.75%, 9/01/24 ................................       6,475,000    6,802,570
     Bensalem Township, Refunding, FGIC Insured, 5.75%, 12/01/16 .............................       3,000,000    3,200,250
     Berks County Municipal Authority Revenue, FGIC Insured, Pre-Refunded, 7.00%, 5/15/18 ....       4,000,000    4,594,920
     Bethlehem Area School District, MBIA Insured, Pre-Refunded, 6.00%, 3/01/16 ..............       4,000,000    4,445,240
     Bradford County IDA, Solid Waste Disposal Revenue, International
     Paper Co. Projects, Series A 6.60%, 3/01/19 .............................................       2,500,000    2,800,175
     Burrell School District, FGIC Insured, 5.60%, 11/15/15 ..................................       2,890,000    3,061,955
     Butler County IDA, PCR, Witco Corp. Project, Refunding, 5.85%, 12/01/23 .................       2,000,000    2,118,280
     Cambria County Hospital Development Authority Revenue,
     Conemaugh Valley Hospital, Refunding and Improvement, Series B,
      Connie Lee Insured, 6.375%, 7/01/18 ....................................................       3,500,000    3,787,175
     Cambria County IDA, PCR, Pennsylvania Electric Company Project,
      Refunding, Series A, MBIA Insured, 5.80%, 11/01/20 .....................................       5,000,000    5,340,000
     Chartiers Valley Industrial and Commercial Development Authority Revenue, First Mortgage,
     Asbury Place Project, Refunding, FHA Insured, 6.50%, 2/01/36 ............................       4,295,000    4,726,733
     United Methodist Health Center, Refunding, Series A, Pre-Refunded, 9.25%, 12/01/08 ......       1,000,000    1,033,510
     Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding,
     5.40%, 7/01/07 ..........................................................................       1,000,000    1,021,750
     5.55%, 7/01/09 ..........................................................................       2,365,000    2,424,811
     5.60%, 7/01/10 ..........................................................................         600,000      610,182
     5.75%, 7/01/12 ..........................................................................       1,795,000    1,836,985
     5.75%, 7/01/17 ..........................................................................         700,000      711,788
     5.625%, 7/01/21 .........................................................................       1,500,000    1,504,095
     Cranberry Township Municipal Authority, Water and Sewer Revenue,
      MBIA Insured, 5.125%, 12/01/26 .........................................................       1,450,000    1,458,903
     Dauphin County General Authority Health System Revenue,
      Pinnacle Health System Project, Refunding, MBIA Insured, 5.50%, 5/15/17 ................       4,280,000    4,458,947
     Dauphin County General Authority Hospital Revenue,
      Hapsco-Western Hospital Project, Refunding,
     Series A, MBIA Insured, 6.50%, 7/01/12 ..................................................       4,500,000    4,898,745
     Series B, MBIA Insured, 6.25%, 7/01/16 ..................................................       5,000,000    5,366,500
     Dauphin County General Authority Revenue, Sub Series 0003,
      AMBAC Insured, 4.75%, 6/01/26 ..........................................................       1,000,000    1,015,160
     Deer Lakes School District, Series A, FSA Insured, 5.00%, 1/15/23 .......................       1,000,000      997,150
     Delaware County Authority Health Facility Revenue, Mercy Health
      Corporation Project, Refunding, ETM, 6.00%, 12/15/26 ...................................      10,800,000   12,246,228
     Delaware County Authority Healthcare Revenue, Mercy Health
     Corporation Southeastern, Series B, Pre-Refunded, 6.00%, 11/15/07 .......................       9,000,000    9,949,860
     Delaware County Authority Revenue, Elwyn, Inc. Project, Pre-Refunded, 8.35%, 6/01/15 ....     $ 2,000,000  $ 2,190,540
     Delaware County IDAR, PCR, Philadelphia Electric Co. Project, 7.375%, 4/01/21 ...........       5,000,000    5,426,150
     Delaware River Port Authority,
     Pennsylvania and New Jersey Delaware River Bridges Revenue,
      Refunding, AMBAC Insured, Pre-Refunded, 7.375%, 1/01/07 ................................       1,000,000    1,032,290
     Pennsylvania and New Jersey Revenue, Series 1995, FGIC Insured, 5.50%, 1/01/26 ..........       7,350,000    7,727,055
     Delaware Valley Regional Finance Authority, Local Government
     Revenue, Series B, AMBAC Insured, 5.60%, 7/01/17 ........................................       5,000,000    5,439,700
     Erie County Hospital Authority Revenue, St. Vincent Health Center Project,
      Series A, MBIA Insured, 6.375%, 7/01/22 ................................................       7,000,000    7,566,580
     Erie County IDAR, Nursing Home-Sarah Reed Center, 8.625%, 7/01/14 .......................       2,110,000    2,203,768
     Erie Higher Educational Building Authority Revenue, Gannon University,
      Series A, Pre-Refunded, 8.50%, 6/01/15 .................................................       3,000,000    3,168,180
     Erie Western Pennsylvania Port Authority General Revenue,
     Pre-Refunded, 8.625%, 6/15/10 ...........................................................       1,850,000    2,037,942
     6.875%, 6/15/16 .........................................................................         920,000      985,136
     Exeter Township, Refunding, Series B, FGIC Insured, 5.30%, 7/15/21 ......................       6,100,000    6,224,989
     Harrisburg Authority Revenue, Series I, MBIA Insured, 5.625%, 4/01/19 ...................       6,000,000    6,319,740
     Hazleton Area School District, Series B, FGIC Insured, 5.00%, 3/01/23 ...................       4,455,000    4,442,526
     Hazleton Health Services Authority Hospital Revenue,
      Hazleton General Hospital, 5.50%, 7/01/27 ..............................................       2,475,000    2,502,992
     Interboro School District, Delaware County, MBIA Insured, 5.375%, 8/15/22 ...............       2,335,000    2,395,803
     Jeannette County Health Service Authority Hospital Revenue,
      Jeannette District Memorial Hospital, Refunding, Series A, 6.00%, 11/01/18 .............         785,000      834,659
     Jeannette County Municipal Authority Sewer Revenue, Pre-Refunded, 7.00%, 7/01/17 ........       1,250,000    1,383,175
     Lancaster County Hospital Authority Revenue, Health Center,
      Masonic Homes Project, Refunding, AMBAC Insured, 5.00%, 11/15/20 .......................       1,600,000    1,595,632
     Lawrence County IDA, PCR, Pennsylvania Power Co.,
      New Castle Project, Refunding, 7.15%, 3/01/17 ..........................................       5,595,000    6,025,479
     Lebanon County Good Samaritan Hospital Authority Revenue,
      Good Samaritan Hospital Project, Refunding, 6.00%, 11/15/18 ............................       2,500,000    2,626,975
     Lehigh County General Purpose Authority Revenue,
     Lehigh Valley Health Network, Series A, MBIA Insured, 5.00%, 7/01/28 ....................       4,000,000    3,926,720
     Lehigh Valley Hospital, Inc., Refunding, Series A, MBIA Insured, 5.875%, 7/01/15 ........       1,000,000    1,073,560
     Muhlenburg Hospital Center, Refunding, Series A, 8.00%, 7/15/01 .........................       1,000,000    1,050,170
     Muhlenburg Hospital Center, Series A, Pre-Refunded, 6.60%, 7/15/22 ......................       5,800,000    6,532,830
     Muhlenburg Hospital Center, Series B, Pre-Refunded, 8.00%, 7/15/01 ......................         900,000      951,525
     Refunding, 5.25%, 11/15/27 ..............................................................       5,500,000    5,559,950
     Lehigh County IDA, PCR, Pennsylvania Power & Light Co. Project, Refunding,
     Series A, MBIA Insured, 6.15%, 8/01/29 ..................................................       5,550,000    6,062,543
     Series A, MBIA Insured, 6.40%, 11/01/21 .................................................       5,000,000    5,451,550
     Series B, MBIA Insured, 6.40%, 9/01/29 ..................................................      10,000,000   11,136,100
     Lower Providence Township, Sewer Authority Revenue, Refunding, MBIA Insured, 5.25%,
     5/01/14 .................................................................................       2,000,000    2,050,540
     5/01/22 .................................................................................       3,750,000    3,799,275
     Luzerne County IDA, Exempt Facility Revenue, Gas & Water Co. Project, Refunding, Series A,
     6.05%, 1/01/19 ..........................................................................       4,750,000    5,007,783
     AMBAC Insured, 7.00%, 12/01/17 ..........................................................       5,000,000    5,758,050
     Meadville GO, Series A, AMBAC Insured, 5.25%, 10/01/25 ..................................       2,285,000    2,310,455
     Montgomery County Higher Education and Health Authority Revenue,
     Holy Redeemer Hospital, Series A, AMBAC Insured, Pre-Refunded, 7.625%, 2/01/20 ..........       2,375,000    2,502,918
     Jeanes Health System Project, Pre-Refunded, 8.75%, 7/01/20 ..............................       5,000,000    5,528,800
     Pottstown Memorial Medical Center Project, Pre-Refunded, 7.35%, 11/15/05 ................       1,315,000    1,476,771
     St. Joseph's University, Refunding, Connie Lee Insured, 6.50%, 12/15/22 .................       1,750,000    1,932,525
     Montgomery County IDA, Retirement Community Revenue, Adult Community Total Services,
     Refunding, Series A, 5.875%, 11/15/22 ...................................................       4,850,000    5,102,249
     Series B, 5.75%, 11/15/17 ...............................................................       3,000,000    3,129,090
     Montgomery County IDAR,
     Hill School Project, MBIA Insured, 5.35%, 8/15/27 .......................................       4,000,000    4,079,680
     PCR, Philadelphia Electric Co., Refunding, Series A, 7.60%, 4/01/21 .....................       2,530,000    2,759,319
     PCR, Philadelphia Electric Co., Series B, MBIA Insured, 6.70%, 12/01/21 .................       5,000,000    5,441,700
     Resources Recovery, 7.50%, 1/01/12 ......................................................      10,000,000   10,530,900
     Montgomery County GO, Refunding, Series B, 5.375%, 10/15/21 .............................       3,400,000    3,504,584
     Mount Pleasant Business District Authority, Hospital Revenue, Frick Hospital, Refunding,
     5.70%, 12/01/13 .........................................................................       1,205,000    1,245,331
     5.75%, 12/01/17 .........................................................................         500,000      514,985
     5.75%, 12/01/27 .........................................................................       1,600,000    1,641,152
     Neshaminy School District, FGIC Insured, Pre-Refunded, 7.00%, 2/15/14 ...................     $ 1,000,000  $ 1,151,710
     New Wilmington Municipal Authority, College Revenue,
      Westminster College, 5.35%, 3/01/28 ....................................................       2,250,000    2,246,670
     North Hampton County IDAR, PCR, Metropolitan Edison Co.,
      Refunding, Series A, MBIA Insured, 6.10%, 7/15/21 ......................................       6,100,000    6,650,647
     Northeastern Pennsylvania Hospital and Educational Authority Revenue,
     Kings College Project, Refunding, Series B, 6.00%, 7/15/11 ..............................       1,000,000    1,039,200
     Kings College Project, Refunding, Series B, 6.00%, 7/15/18 ..............................       1,000,000    1,036,290
     Wilkes University, Refunding, 6.125%, 10/01/11 ..........................................       5,000,000    5,002,250
     Pennsylvania Convention Center Authority Revenue,
      Refunding, Series A, 6.60%, 9/01/09 ....................................................       5,000,000    5,503,500
     Pennsylvania EDA,
     Exempt Facilities Revenue, MacMillian L.P. Project, 7.60%, 12/01/20 .....................       3,000,000    3,283,950
     Resource Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 ...................       5,000,000    5,576,800
     Pennsylvania HFA,
     Refunding, Series 1991-32, 7.15%, 4/01/15 ...............................................       4,370,000    4,636,352
     Rental Housing, Refunding, FNMA Insured, 5.75%, 7/01/14 .................................      10,000,000   10,405,100
     SFMR, Refunding, Series 54-A, 6.15%, 10/01/22 ...........................................       1,500,000    1,592,475
     SFMR, Refunding, Series Y, 7.45%, 4/01/16 ...............................................       2,485,000    2,579,107
     SFMR, Series 29, 7.375%, 10/01/16 .......................................................       3,340,000    3,529,645
     SFMR, Series 30, 7.30%, 10/01/17 ........................................................       2,410,000    2,562,481
     SFMR, Series 34-A, 6.85%, 4/01/16 .......................................................       3,000,000    3,200,340
     SFMR, Series 34-B, 7.00%, 4/01/24 .......................................................       6,000,000    6,385,140
     SFMR, Series 38, 6.125%, 10/01/24 .......................................................       5,205,000    5,519,850
     SFMR, Series U, 7.80%, 10/01/20 .........................................................       3,950,000    4,164,485
     SFMR, Series W, 7.80%, 10/01/20 .........................................................       1,965,000    2,040,201
     Pennsylvania Infrastructure Investment Authority Revenue,
      Pennvest Loan Pool Program, MBIA Insured, 5.625%,
     9/01/13 .................................................................................       6,010,000    6,489,117
     9/01/14 .................................................................................       2,870,000    3,075,062
     Pennsylvania Intergovernmental Cooperative Authority,
      Special Tax Revenue, Philadelphia Funding Project, FGIC Insured, Pre-Refunded,
      7.00%, 6/15/14 .........................................................................       6,000,000    7,020,840
     Pennsylvania State Finance Authority Revenue, Municipal Capital
      Improvements Program, Refunding, 6.60%, 11/01/09 .......................................      12,565,000   13,875,027
     Pennsylvania State Higher Educational Facilities Authority Revenue,
     Allegheny College Project, Refunding, Series B, 6.125%, 11/01/13 ........................       1,000,000    1,067,930
     Allegheny College Project, Series B, Pre-Refunded, 6.00%, 11/01/22 ......................       3,140,000    3,473,468
     Drexel University, Refunding, 6.375%, 5/01/17 ...........................................       5,220,000    5,528,032
     Drexel University, Refunding, MBIA Insured, 5.75%, 5/01/22 ..............................       4,385,000    4,691,336
     Health Services, Allegheny Delaware Valley, Refunding,
      Series A, MBIA Insured, 5.875%, 11/15/21 ...............................................      17,000,000   17,424,320
     Health Services, University of Pennsylvania, Refunding, Series A, 5.75%, 1/01/22 ........      10,000,000   10,549,500
     Lasalle University, MBIA Insured, 5.25%, 5/01/23 ........................................       1,500,000    1,525,635
     Lasalle University, Refunding, MBIA Insured, 5.625%, 5/01/17 ............................       4,000,000    4,218,560
     Lycoming College, Pre-Refunded, 8.375%, 10/01/18 ........................................       1,000,000    1,023,660
     Medical College of Pennsylvania, Series A, Pre-Refunded, 8.375%, 3/01/11 ................       1,000,000    1,043,500
     Medical College of Pennsylvania, Series A, Pre-Refunded, 7.50%, 3/01/14 .................       3,135,000    3,196,383
     Philadelphia College of Textiles and Science, 6.75%, 4/01/20 ............................       3,040,000    3,251,371
     State System of Higher Education, Series N, MBIA Insured, 5.80%, 6/15/24 ................       3,000,000    3,166,770
     State Systems Higher Education, Series O, AMBAC Insured, 5.125%, 6/15/24 ................       1,990,000    1,997,522
     Temple University, 7.375%, 10/01/06 .....................................................       1,955,000    1,990,386
     Temple University, 7.40%, 10/01/10 ......................................................       4,505,000    4,586,811
     Widner University, AMBAC Insured, Pre-Refunded, 7.625%, 10/01/13 ........................       1,000,000    1,003,180
     Pennsylvania State Higher Educational Facilities Authority
      College & University Revenue,
     Allegheny College, Refunding, Series A, MBIA Insured, 5.00%, 11/01/22 ...................       3,300,000    3,276,900
     Allegheny College, Refunding, Series B, 5.00%, 11/01/26 .................................       3,000,000    2,955,210
     Geneva College, 5.45%, 4/01/18 ..........................................................       2,360,000    2,373,995
     Trustees University Pennsylvania, 5.50%, 7/15/38 ........................................      10,000,000   10,298,600
     Pennsylvania State IDAR, Economic Revenue, AMBAC Insured, 6.00%, 1/01/12 ................       4,250,000    4,620,005
     Pennsylvania State Pooled Finance Authority, Lease Revenue,
      Capital Improvement, Series B, MBIA Insured, 8.00%, 11/01/09 ...........................         890,000      931,332
     Pennsylvania State Turnpike Commission Revenue, Series C,
      FGIC Insured, Pre-Refunded, 7.625%, 12/01/17 ...........................................       1,000,000    1,029,870
     Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue,
      Sub Series B, AMBAC Insured, 5.00%, 12/01/23 ...........................................       2,000,000    1,985,660
     Philadelphia Airport Revenue, Philadelphia Airport System, Series A,
      AMBAC Insured, 6.10%, 6/15/25 ..........................................................       5,000,000    5,408,250

     Philadelphia Gas Works Revenue,
     1st Series A, FSA Insured, 5.00%, 7/01/26 ...............................................     $ 8,000,000  $ 7,904,640
     11th Series C, AMBAC Insured, 7.25%, 1/01/10 ............................................         795,000      819,566
     11th Series C, AMBAC Insured, Pre-Refunded, 7.25%, 1/01/10 ..............................         205,000      211,537
     12th Series B, MBIA Insured, ETM, 7.00%, 5/15/20 ........................................       1,000,000    1,220,510
     Refunding, 14th Series A, 6.375%, 7/01/26 ...............................................      10,100,000   11,182,720
     Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
     Albert Einstein Medical Center, Pre-Refunded, 7.30%, 10/01/08 ...........................       5,225,000    5,832,981
     Albert Einstein Medical Center, Pre-Refunded, 7.625%, 4/01/11 ...........................       7,755,000    8,087,147
     Children's Hospital, Refunding, Series A, 5.00%, 2/15/21 ................................       2,465,000    2,400,072
     Children's Seashore House, Series A, 7.00%, 8/15/17 .....................................       1,000,000    1,097,890
     Children's Seashore House, Series B, 7.00%, 8/15/22 .....................................       2,600,000    2,831,894
     Frankford Hospital, Series A, 6.00%, 6/01/14 ............................................       2,500,000    2,632,650
     Temple University Hospital, 5.875%, 11/15/23 ............................................       5,000,000    5,215,850
     Philadelphia Municipal Authority, Gas Works Lease Revenue,
      Pre-Refunded, 7.625%, 5/01/14 ..........................................................       2,750,000    2,861,843
     Philadelphia Municipal Authority Revenue, Lease, Refunding,
      Series D, 6.30%, 7/15/17 ...............................................................       2,000,000    2,129,860
     Philadelphia Parking Authority Airport Revenue, Refunding,
      AMBAC Insured, 5.50%, 9/01/18 ..........................................................       1,000,000    1,045,980
     Philadelphia RDA, Home Improvement Loan Revenue,
     Series A, FHA Insured, 7.375%, 6/01/03 ..................................................          80,000       81,000
     Series B, FHA Insured, 6.10%, 6/01/17 ...................................................       1,000,000    1,059,280
     Philadelphia School District, Series B, AMBAC Insured,
     5.50%, 9/01/15 ..........................................................................       5,000,000    5,283,150
     5.375%, 4/01/22 .........................................................................       2,995,000    3,070,324
     Philadelphia Water and Sewer Revenue, ETM, 10th Series, 7.35%, 9/01/04 ..................       6,840,000    7,773,181
     Philadelphia Water and Wastewater Revenue, Refunding, 5.75%, 6/15/13 ....................      10,000,000   10,373,700
     Pittsburgh Urban RDA,
     Mortgage Revenue, Series A, 7.15%, 10/01/27 .............................................         840,000      919,531
     Mortgage Revenue, Series D, 6.25%, 10/01/17 .............................................       1,700,000    1,858,236
     Oliver Garage Project, FGIC Insured, 5.45%, 6/01/28 .....................................       3,500,000    3,612,630
     SFMR, Series B, GNMA Secured, 7.375%, 12/01/16 ..........................................       2,110,000    2,190,412
     Pittsburgh Water and Sewer System Authority Revenue,
      Refunding, FGIC Insured, ETM, 7.25%, 9/01/14 ...........................................       1,250,000    1,538,363
     Pottstown Borough Authority, Sewer Revenue, FSA Insured
     , Pre-Refunded, 7.70%, 11/01/21 .........................................................       4,000,000    4,109,360
     Rose Tree Media School District, FGIC Insured, 5.85%, 2/15/17 ...........................       5,000,000    5,361,000
     Schuylkill County IDA, Resources Recovery Revenue,
      Schuykill Energy Resources Inc., Refunding, 6.50%, 1/01/10 .............................      17,310,000   17,409,013
     Schuylkill County RDA, Lease Revenue, Series A, FGIC Insured, 7.125%, 6/01/13 ...........       1,500,000    1,645,005
     Scranton School District, AMBAC Insured, 5.20%, 4/01/18 .................................       5,275,000    5,358,292
     South Fork Municipal Authority, Hospital Revenue,
     Conemaugh Valley Memorial Hospital Project, Series A, MBIA Insured, 5.75%, 7/01/26 ......      10,000,000   10,591,900
     Good Samaritan Medical Center, Johnstown Project,
      Refunding, Series B, MBIA Insured, 5.25%, 7/01/26 ......................................       5,000,000    5,049,350
     Southeastern Pennsylvania Transportation Authority Special Revenue,
     FGIC Insured, 5.375%, 3/01/22 ...........................................................       4,000,000    4,114,720
     Series A, FGIC Insured, 5.75%, 3/01/20 ..................................................       9,660,000   10,269,449
     State Public School Building Authority Revenue,
     Cornell School District Project, Refunding, Series B, MBIA Insured, 5.375%, 9/01/12 .....       2,165,000    2,257,056
     Shenandoah Valley School District Project, Refunding,
      AMBAC Insured, 7.375%, 9/15/10 .........................................................       1,000,000    1,055,530
     University of Pittsburgh, Higher Education, Refunding,
      Series B, MBIA Insured, 5.00%, 6/01/21 .................................................      10,000,000    9,972,300
     Upper St. Clair Township School District, Refunding, 5.20%, 7/15/27 .....................       5,000,000    5,110,150
     Westmoreland County IDAR, Citizen's General Hospital Project,
      Refunding, Series A, 8.25%, 7/01/13 ....................................................       1,500,000    1,519,500
     Westtown Township, Sewer Revenue, FSA Insured, 5.25%, 12/15/27 ..........................       3,270,000    3,312,902
     Wilkes Barre Area School District,
     FGIC Insured, Pre-Refunded, 6.375%, 4/01/15 .............................................       3,000,000    3,363,750
     Refunding , FGIC Insured, 5.25%, 4/01/16 ................................................       1,385,000    1,417,588
                                                                                                              -------------
     Total Long Term Investments (Cost $699,237,338) ........................................                   749,629,680
                                                                                                              -------------
 a   Short Term Investments .9%
     Allegheny County Hospital Development Authority Revenue,
      Presbyterian University Hospital, Series B1, Weekly VRDN and Put,
      3.35%, 3/01/18 .........................................................................       1,605,000    1,605,000
     New Castle, Hospital Authority Revenue, Jameson Memorial Hospital,
      Refunding, FSA Insured,  Weekly VRDN and Put, 3.40%, 7/01/26 ...........................         800,000      800,000
     Allegheny County Hospital Development Authority Revenue, Health Center, Presbyterian,
     Series A, MBIA Insured, Weekly VRDN and Put, 3.35%, 3/01/20 .............................       $ 900,000    $ 900,000
     Series B, MBIA Insured, Weekly VRDN and Put, 3.35%, 3/01/20 .............................         900,000      900,000
     Series D, MBIA Insured, Weekly VRDN and Put, 3.35%, 3/01/20 .............................         500,000      500,000
     Northeastern Pennsylvania Hospital and Educational Authority,
      Health Care Revenue, Wyoming Valley Health Care, Refunding, Series A,
      AMBAC Insured, Weekly VRDN and Put, 3.25%, 1/01/24 .....................................       1,100,000    1,100,000
     Pennsylvania State Higher Educational Facilities Authority Revenue,
      Council of lndependent Colleges,
     Cabrini University, Weekly VRDN and Put, 3.35%, 4/01/22 .................................         100,000      100,000
     Waynesburg College, Weekly VRDN and Put, 3.35%, 4/01/17 .................................         600,000      600,000
     Puerto Rico Commonwealth Highway and Transportation Authority
     , Transportation Revenue, Series A, AMBAC Insured, Weekly VRDN
      and Put, 2.75%, 7/01/28 ................................................................         400,000      400,000
                                                                                                              -------------
     Total Short Term Investments (Cost $6,905,000) .........................................                     6,905,000
                                                                                                              -------------
     Total Investments (Cost $706,142,338)  97.9% ...........................................                   756,534,680
     Other Assets, less Liabilities 2.1% ....................................................                    16,599,805
                                                                                                              -------------
     Net Assets 100.0% ......................................................................                  $773,134,485
                                                                                                              =============

See glossary of terms on page 137.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


Franklin Tax-Free Trust
Financial Highlights

Franklin Puerto Rico Tax-Free Income Fund
                                                            Six Months Ended
                                                             August 31, 1998           Year Ended February 28,
Class I                                                        (unaudited)      1998     1997      19961     1995      1994
---------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................          $11.86    $11.51   $11.59    $11.31    $11.83    $11.81
                                                               ------------------------------------------------------------
Income from investment operations:
 Net investment income ..................................             .30       .62      .65       .66       .67       .68
 Net realized and unrealized gains (losses) .............             .09       .36      .02       .30      (.50)      .03
                                                               ------------------------------------------------------------
Total from investment operations ........................             .39       .98      .67       .96       .17       .71
                                                               ------------------------------------------------------------
Less distributions from:
 Net investment income ..................................            (.31)2    (.62)    (.65)4    (.67)5    (.69)     (.69)
 Net realized gains .....................................            (.01)     (.01)    (.10)     (.01)    --        --
                                                               ------------------------------------------------------------
Total distributions .....................................            (.32)     (.63)    (.75)     (.68)     (.69)     (.69)
                                                               ------------------------------------------------------------
Net asset value, end of period ..........................          $11.93    $11.86   $11.51    $11.59    $11.31    $11.83
                                                               ============================================================
Total return* ...........................................            3.30%     8.78%    6.03%     8.68%     1.60%     5.95%
Ratios/supplemental data
Net assets, end of period (000's) .......................        $213,826  $210,325 $192,525  $190,577  $176,888  $175,036
Ratios to average net assets:
 Expenses ...............................................             .76%**    .75%     .73%      .74%      .73%      .66%
 Net investment income ..................................            5.06%**   5.35%    5.62%     5.71%     5.95%     5.77%
Portfolio turnover rate .................................           17.13%     7.94%   21.09%    27.99%    18.30%     5.10%

Class II
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................          $11.87    $11.53   $11.62    $11.32
                                                               ---------------------------------------
Income from investment operations:
 Net investment income ..................................             .27       .56      .58       .50
 Net realized and unrealized gains ......................             .10       .34      .02       .30
                                                               ---------------------------------------
Total from investment operations ........................             .37       .90      .60       .80
                                                               ---------------------------------------
Less distributions from:
 Net investment income ..................................            (.28)3    (.55)    (.59)     (.49)
 Net realized gains .....................................            (.01)     (.01)    (.10)     (.01)
                                                               ---------------------------------------
Total distributions .....................................            (.29)     (.56)    (.69)     (.50)
                                                               ---------------------------------------
Net asset value, end of period ..........................          $11.95    $11.87   $11.53    $11.62
                                                               =======================================
Total return* ...........................................            3.10%     8.07%    5.33%     7.21%
Ratios/supplemental data
Net assets, end of period (000's) .......................          $5,553    $3,615   $1,679      $533
Ratios to average net assets:
 Expenses ...............................................            1.32%**   1.31%    1.30%     1.32%**
 Net investment income ..................................            4.48%**   4.78%    5.04%     5.16%**
Portfolio turnover rate .................................           17.13%     7.94%   21.09%    27.99%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. 2Includes distributions in excess of net investment income in the amount of $0.007.
3Includes distributions in excess of net investment income in the amount of $0.005.
4Includes distributions in excess of net investment income in the amount of $0.006.
5Includes distributions in excess of net investment income in the amount of $0.001.

Franklin Tax-Free Trust
Statement of Investments, August 31, 1998 (unaudited)
                                                                                                     PRINCIPAL
 Franklin Puerto Rico Tax-Free Income Fund                                                            AMOUNT         VALUE
 aLong Term Investments 98.2%
     Guam Airport Authority Revenue, Series B,
     6.60%, 10/01/10 .........................................................................      $1,675,000  $ 1,844,460
     6.70%, 10/01/23 .........................................................................       5,800,000    6,346,476
     Guam Government GO, Series A,
     5.90%, 9/01/05 ..........................................................................       4,575,000    4,616,221
     6.00%, 9/01/06 ..........................................................................       1,085,000    1,094,450
     Guam Government Limited Obligation Highway, Refunding,
      Series A, FSA Insured, 6.30%, 5/01/12 ..................................................       5,590,000    6,068,225
     Guam Housing Corp., SFR, Mortgage Guaranteed, MBS, Series A, 5.35%, 9/01/18 .............       5,000,000    5,111,100
     Guam Power Authority Revenue, Series A,
     6.30%, 10/01/22 .........................................................................       7,190,000    7,648,147
     6.75%, 10/01/24 .........................................................................       2,680,000    2,979,195
     Northern Mariana Islands, Commonwealth Ports Authority,
      Seaport Revenue, Series A, 6.40%, 3/15/28 ..............................................       7,000,000    6,942,880
     Puerto Rico Commonwealth GO,
     Pre-Refunded, 6.40%, 7/01/11 ............................................................       3,905,000    4,445,062
     Refunding, MBIA Insured, 5.75%, 7/01/24 .................................................       2,000,000    2,128,640
     Puerto Rico Commonwealth Highway and Transportation Authority,
     Highway Revenue, Series Y, Pre-Refunded, 6.00%, 7/01/22 .................................       8,000,000    9,067,040
     Transportation Revenue, Puerto Rico State Infrastructure Bank, 5.00%, 7/01/28 ...........       2,000,000    1,978,440
     Puerto Rico Commonwealth Highway Authority, Highway Revenue,
      Series Q, Pre-Refunded, 7.75%, 7/01/10 .................................................         350,000      382,200
     Puerto Rico Commonwealth IDC, General Purpose Revenues, Series B, 5.375%, 7/01/16 .......       5,000,000    5,171,850
     Puerto Rico Commonwealth Infrastructure Financing Authority,
      Special Tax Revenue, Series A,
     7.90%, 7/01/07 ..........................................................................         580,000      599,099
     7.75%, 7/01/08 ..........................................................................         300,000      306,825
     7.50%, 7/01/09 ..........................................................................         660,000      674,850
     Puerto Rico Commonwealth Urban Renewal and Housing Corp.,
      Commonwealth Appropriation, Refunding, 7.875%, 10/01/04 ................................       3,350,000    3,543,027
     Puerto Rico Electric Power Authority, Power Revenue,
     Refunding, Series U, 6.00%, 7/01/14 .....................................................         700,000      757,666
     Series DD, 5.00%, 7/01/28 ...............................................................       1,680,000    1,664,443
     Series O, 7.125%, 7/01/14 ...............................................................       1,525,000    1,593,518
     Series P, Pre-Refunded, 7.00%, 7/01/11 ..................................................         615,000      680,590
     Series P, Pre-Refunded, 7.00%, 7/01/21 ..................................................       1,000,000    1,106,650
     Series T, Pre-Refunded, 6.375%, 7/01/24 .................................................       9,000,000   10,243,620
     Series X, 6.125%, 7/01/21 ...............................................................       7,225,000    7,801,555
     Puerto Rico HFC Revenue,
     MF Mortgage, Portfolio A-I, 7.50%, 10/01/15 .............................................         420,000      439,887
     MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ..............................................       1,470,000    1,539,840
     MF, Series A, 8.25%, 6/01/11 ............................................................         325,000      325,000
     Sixth Portfolio, Section 8 Assisted, FHA Mortgage Insured,
      Pre-Refunded, 7.75%, 12/01/26 ..........................................................       2,060,000    2,552,855
     Puerto Rico HFC, SFMR, Portfolio No.1, Series C, GNMA Secured, 6.85%, 10/15/23 ..........       2,320,000    2,471,658
     Puerto Rico Housing, Bank and Financing Agency, SFMR,
     Affordable Housing Mortgage, Portfolio I, GNMA Secured, 6.25%, 4/01/29 ..................       2,990,000    3,202,739
     Homeownership Fifth Portfolio, Pre-Refunded, 7.50%, 12/01/15 ............................         955,000    1,015,346
     Puerto Rico Industrial,
     Medical and Environmental Facilities, PCFA Revenue, Baxter
      Travenol Labs, Inc., Series A, 8.00%, 9/01/12 ..........................................       4,010,000    4,142,330
     Medical and Environmental Facilities, PCFA Revenue, PepsiCo, Inc.
      Project, 6.25%, 11/15/13 ...............................................................         900,000      991,863
     Medical and Environmental Facilities, PCFA Revenue, Special Facilities,
      American Airlines, Series A, 6.45%, 12/01/25 ...........................................       2,000,000    2,203,260
     Tourist, Educational, Medical and Environmental Control Facilities
      Financing Authority, Higher Education Revenue,
      Inter American University, Series A, MBIA Insured, 5.00%, 10/01/22 .....................       6,500,000    6,540,755
     Tourist, Educational, Medical and Environmental Control Facilities
      Financing Authority, Hospital Revenue, Dr. Pila Hospital Project,
      Refunding, Series A, 6.125%, 8/01/25 ...................................................       2,500,000    2,733,675
     Tourist, Educational, Medical and Environmental Control Facilities
      Financing Authority, Hospital Revenue, Dr. Pila Hospital Project,
      Refunding, Series A, 6.25%, 8/01/32 ....................................................         500,000      546,975
     Tourist, Educational, Medical and Environmental Control Facilities
      Financing Authority, Hospital Revenue, Hospital Auxilio Mutuo
      Obligation Group, Series A, MBIA Insured, 6.25%, 7/01/24 ...............................       8,445,000    9,348,193
     Tourist, Educational, Medical and Environmental Control Facilities
      Financing Authority, Hospital Revenue, Hospital Auxilio Mutuo
      Project, Series A, MBIA Insured, 5.50%, 7/01/17 ........................................       2,750,000    2,920,445
     Tourist, Educational, Medical and Environmental Control Facilities
      Financing Authority, Hospital Revenue, Mennonite General Hospital
      Project, Series A, 5.625%, 7/01/17 .....................................................         950,000      979,327
     Puerto Rico Industrial, (cont.)
     Tourist, Educational, Medical and Environmental Control Facilities
      Financing Authority, Hospital Revenue, Mennonite General Hospital
      Project, Series A, 6.50%, 7/01/26 ......................................................      $5,000,000  $ 5,524,400
     Tourist, Educational, Medical and Environmental Control Facilities
      Financing Authority, Hospital Revenue, Mennonite General Hospital
      Project, Series A, 5.625%, 7/01/27 .....................................................       1,000,000    1,027,320
     Tourist, Educational, Medical and Environmental Control Facilities
      Financing Authority, Industrial Revenue, Guaynabo Municipal
     overnment Center, Series A, 5.625%, 7/01/15 .............................................       6,550,000    6,700,847
     Tourist, Educational, Medical and Environmental Control Facilities
      Financing Authority, Industrial Revenue, Guaynabo Municipal
     overnment Center, Series A, 5.625%, 7/01/22 .............................................       3,160,000    3,220,640
     Tourist, Educational, Medical and Environmental Control Facilities
      Financing Authority, Industrial Revenue, Teachers Retirement System
     evenue, Series B, 5.50%, 7/01/16 ........................................................       3,175,000    3,337,116
     Tourist, Educational, Medical and Environmental Control Facilities
     inancing Authority, Industrial Revenue, Teachers Retirement System
     evenue, Series B, 5.50%, 7/01/21 ........................................................       6,585,000    6,879,350
     Puerto Rico Municipal Finance Agency, Series A, 6.50%, 7/01/19 ..........................       2,000,000    2,243,560
     Puerto Rico PBA, Revenue Guaranteed, Government Facilities,
     ries A, AMBAC Insured, 5.75%, 7/01/22 ...................................................       1,000,000    1,069,750
     Puerto Rico Port Authority Revenue,
     Series D, FGIC Insured, 6.00%, 7/01/21 ..................................................       1,250,000    1,289,788
     Special Facilities, American Airlines, Series A, 6.30%, 6/01/23 .........................       5,500,000    5,921,520
     Special Facilities, American Airlines, Series A, 6.25%, 6/01/26 .........................       1,900,000    2,077,992
     Puerto Rico Telephone Authority Revenue,
     Refunding, Series L, 6.125%, 1/01/22 ....................................................       6,450,000    6,856,544
     Series N, 5.50%, 1/01/13 ................................................................         500,000      517,215
     Series N, 5.50%, 1/01/22 ................................................................       2,375,000    2,441,144
     University of Puerto Rico, University System Revenues, Series M, MBIA Insured,
     5.50%, 6/01/15 ..........................................................................       4,000,000    4,243,400
     5.25%, 6/01/25 ..........................................................................       6,145,000    6,309,194
     Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
     6.45%, 3/01/16 ..........................................................................         410,000      439,307
     6.50%, 3/01/25 ..........................................................................         960,000    1,029,686
     Virgin Islands Public Finance Authority Revenue, Senior Lien, Fund Loan Notes, Refunding, Series A,
     5.50%, 10/01/18 .........................................................................       3,000,000    3,050,190
     5.50%, 10/01/22 .........................................................................       3,000,000    3,042,180
     5.625%, 10/01/25 ........................................................................       3,000,000    3,067,200
     Virgin Islands Water and Power Authority, Electric System Revenue,
     Refunding, 5.30%, 7/01/18 ...............................................................       1,700,000    1,719,244
     Refunding, 5.30%, 7/01/21 ...............................................................       1,000,000    1,009,556
     Series A, Pre-Refunded, 7.40%, 7/01/11 ..................................................       5,150,000    5,709,857
                                                                                                              -------------
     Total Long Term Investments (Cost $199,472,998) ........................................                   215,477,377
                                                                                                              -------------
 a   Short Term Investments .4%
     Puerto Rico Commonwealth Government Development Bank, Refunding,
     BIA Insured, Weekly  VRDN and Put, 2.50%, 12/01/15 ......................................         300,000      300,000
     Puerto Rico Commonwealth Highway and Transportation Authority,
     Transportation Revenue, Series  A, AMBAC Insured, Weekly VRDN and
      Put, 2.75%, 7/01/28 ....................................................................         600,000      600,000
                                                                                                              -------------
     Total Short Term Investments (Cost $900,000) ...........................................                       900,000
                                                                                                              -------------
     Total Investments (Cost $200,372,998) 98.6% ............................................                   216,377,377
     Other Assets, less Liabilities 1.4% ....................................................                     3,002,205
                                                                                                              -------------
     Net Assets 100.0% ......................................................................                  $219,379,582
                                                                                                              =============

See glossary of terms on page 137.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of principal balance plus accrued interest at specified dates.


Franklin Tax-Free Trust
Financial Highlights

Franklin Federal Intermediate-Term Tax-Free Income Fund
                                                             Six Months Ended
                                                              August 31, 1998           Year Ended February 28,
                                                                (unaudited)   1998     1997      1996      1995      1994
--------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................          $11.25    $10.94   $10.95    $10.48    $10.80    $10.54
                                                               -----------------------------------------------------------
Income from investment operations:
 Net investment income ..................................             .26       .53      .55       .55       .54       .52

 Net realized and unrealized gains (losses) .............             .07       .33     (.01)      .47      (.33)      .29
                                                               -----------------------------------------------------------
Total from investment operations ........................             .33       .86      .54      1.02       .21       .81
                                                               -----------------------------------------------------------
Less distributions from net investment income ...........            (.27)     (.55)    (.55)     (.55)     (.53)     (.55)
                                                               -----------------------------------------------------------
Net asset value, end of period ..........................          $11.31    $11.25   $10.94    $10.95    $10.48    $10.80
                                                               ===========================================================
Total return* ...........................................            2.93%     8.02%    5.12%     9.93%     (.20%)    7.82%
Ratios/supplemental data
Net assets, end of period (000's) .......................        $164,286  $139,545 $104,715   $85,967   $73,977   $67,603
Ratios to average net assets:
 Expenses ...............................................             .76%**    .75%     .68%      .65%      .56%      .30%
 Expenses excluding waiver and payments by affiliate ....             .80%**    .82%     .84%      .85%      .84%      .89%
 Net investment income ..................................            4.60%**   4.83%    5.16%     5.12%     5.25%     4.93%
Portfolio turnover rate .................................           12.33%    23.32%   22.54%     3.35%    38.46%    28.76%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.


Franklin Tax-Free Trust
Statement of Investments, August 31, 1998 (unaudited)
                                                                                                     PRINCIPAL
 Franklin Federal Intermediate-Term Tax-Free Income Fund                                              AMOUNT         VALUE
 a   Long Term Investments 95.7%
     Alabama .7%
     Morgan County, Decatur Health Care Authority, Hospital Revenue,

      Refunding, Connie Lee Insured, 5.80%, 3/01/04 ..........................................      $1,000,000  $ 1,081,850
                                                                                                              -------------
     Alaska .4%
     Alaska State HFC, Collateral, Veteran's Mortgage Program, First Series, 5.80%, 6/01/04            470,000      503,290
     Anchorage Parking Authority Lease Revenue, 5th Avenue Garage
      Project, Refunding, 6.50%, 12/01/02 ....................................................         200,000      215,442
                                                                                                              -------------
                                                                                                                    718,732
                                                                                                              -------------
     Arizona 1.2%
     Maricopa County COP, 5.625%, 6/01/00 ....................................................         640,000      652,115
     Maricopa County School District No. 40, Glendale Improvement, 6.10%, 7/01/08 ............       1,000,000    1,091,840
     Mohave County IDA, Hospital Systems Revenue, Medical
      Environments, Inc., Phoenix Hospital and Medical Center, ETM, Refunding,
      6.00%, 7/01/00 .........................................................................         200,000      208,154
     Phoenix HFC, Mortgage Revenue, Refunding, Project A, MBIA Insured, 6.00%, 7/01/02 .......          45,000       47,459
                                                                                                              -------------
                                                                                                                  1,999,568
                                                                                                              -------------
     California 10.5%
     ABAG Finance Corp., COP, Association XXVI, Series B, 6.30%, 10/01/02 ....................         100,000      107,442
     Bakersfield Public Financing Authority Revenue, Refunding, Series A, 5.80%, 9/15/05 .....       3,000,000    3,193,530
     California Educational Facilities Authority Revenue, Pooled College
      and University Financing, Refunding, Series B, 5.90%, 6/01/03 ..........................       1,500,000    1,602,570
     California Statewide CDA Revenue, COP, Health Facilities,
      Barton Memorial Hospital, Refunding, Series B, 6.40%, 12/01/05 .........................         300,000      324,654
     California Statewide Community Development Corp., COP,
      Pacific Homes, Series A, 5.90%, 4/01/09 ................................................       1,000,000    1,067,170
     Coalinga Public Financing Authority Revenue, Series B, 6.10%, 9/15/04 ...................         300,000      306,144
     Coastside County Water District Improvement Bond, 1915 Act,
      Crystal Springs Project, Refunding,
     5.10%, 9/02/03 ..........................................................................         500,000      503,065
     5.30%, 9/02/05 ..........................................................................         630,000      634,498
     Fresno Joint Powers Financing Authority, Local Agency Revenue,
      Refunding, Series A, 6.00%, 9/02/01 ....................................................       1,000,000    1,033,130
     Los Angeles County Transportation Commission, COP, Series B, 5.90%, 7/01/00 .............         100,000      103,974
     San Diego Port Facilities Revenue, National Steel and Shipbuilding Co.,
      Refunding, 6.60%, 12/01/02 .............................................................         100,000      105,845
     San Francisco City and County RDA, Mortgage Revenue,
      Refunding, Series A, MBIA Insured, 6.125%, 7/01/02 .....................................          90,000       90,144
     San Francisco Downtown Parking Corp., Parking Revenue, 6.25%, 4/01/04 ...................         200,000      221,184
     San Joaquin County COP, General Hospital Project, 5.90%, 9/01/03 ........................         200,000      213,504
     San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
      Refunding, Series A,1/15/17 ............................................................       3,000,000    2,001,300
     San Ramon Valley USD, COP, Measure A, Capital Projects, Series A, 5.95%, 10/01/01 .......       2,000,000    2,117,160
     Santa Clara Improvement Bond, 1915 Act, Reassessment District 187,
      Refunding, Series 1,
     5.00%, 9/02/06 ..........................................................................         465,000      464,698
     5.25%, 9/02/11 ..........................................................................       1,000,000      996,270
     Snowline Joint USD, COP, ETM,
     5.60%, 7/01/01 ..........................................................................         260,000      272,633
     5.70%, 7/01/02 ..........................................................................         275,000      292,729
     5.80%, 7/01/03 ..........................................................................         290,000      313,354
     Solano County COP, Justice Facility and Public Building Project,
      Refunding, 5.875%, 10/01/05 ............................................................         400,000      422,184
     Southern California Rapid Transit District Revenue,
      Special Benefit AD A2, 6.00%, 9/01/02 ..................................................         100,000      106,405
     Susanville Public Financing Authority Revenue, Series A, AMBAC Insured,
     5.90%, 9/01/02 ..........................................................................          25,000       26,468
     6.00%, 9/01/03 ..........................................................................         100,000      106,262
     Tahoe City PUD, COP, Capital Facilities Project, Series B, 6.05%, 6/01/01 ...............         500,000      523,175
     Tuolumne County COP, Multiple Facilities Project, 6.00%, 6/01/99 ........................         100,000      101,467
                                                                                                              -------------
                                                                                                                 17,250,959
                                                                                                              -------------
     Colorado 3.3%
     Denver City and County Airport Revenue,
     Series A, 7.00%, 11/15/99 ...............................................................       3,000,000    3,105,600
     Series C, 6.25%, 11/15/00 ...............................................................         335,000      348,832
     Montrose County COP, 6.20%, 6/15/03 .....................................................       1,500,000    1,612,530
     Summit County Recreational Facilities Revenue, Copper Mountain,
      Mandatory Put, Refunding, 5.90%, 10/01/99 ..............................................         255,000      260,730
                                                                                                              -------------
                                                                                                                  5,327,692
                                                                                                              -------------

     Connecticut 1.7%
     Connecticut HFA, Housing Mortgage Finance, Series C-2, 6.00%, 11/15/10  .................      $2,000,000 $  2,150,480
     Connecticut State Health and Educational Facilities Authority Revenue,
      Sacred Heart University, Refunding, Series C, 6.00%, 7/01/05 ...........................         560,000      598,349
                                                                                                              -------------
                                                                                                                  2,748,829
                                                                                                              -------------
     Florida 10.4%
     Alachua County Health Facilities Authority Revenue, Santa Fe Health
      Systems Project, Pre-Refunded, 6.875%, 11/15/02 ........................................         115,000      121,324
     Gateway Services District, Transportation/Roadway Service Charges, 8.50%, 5/01/04 .......       2,160,000    2,400,386
     Meadow Pointe II CDD, Capital Improvement Revenue, 6.00%, 7/01/01 .......................       2,030,000    2,064,551
 b   Meadow Pointe II CDD, Capital Improvement Revenue, Series A, 5.25%, 8/01/03 .............       2,445,000    2,418,887
     Nassau County PCR, ITT Rayonier, Inc. Project, Refunding, 6.25%, 6/01/10 ................       1,000,000    1,068,660
     Northern Palm Beach County Water Control District, Unit Development No. 31, Refunding,
     Program 1, 6.60%, 11/01/03 ..............................................................         405,000      432,414
     Program 2, 6.60%, 11/01/03 ..............................................................         320,000      341,661
     Palm Beach County IDR, Lourdes-Noreen Mckeen Residence, Geriatric Care, Inc. Project,
     6.20%, 12/01/08 .........................................................................         275,000      302,475
     6.30%, 12/01/09 .........................................................................         580,000      637,687
 c   Palm Beach County Solid Waste IDR, Okeelanta Power Project, Series A, 6.375%, 2/15/07 ...       1,400,000    1,092,000
     Pembroke Pines Special Assessment, No. 94-1, 5.75%, 11/01/05 ............................       1,000,000    1,065,030
     Port Saint Lucie Florida Special Assessment Revenue,
     Utility Service Area No. 3 & 4-A, MBIA Insured, 5.00%, 10/01/13 .........................       5,000,000    5,123,850
                                                                                                              -------------
                                                                                                                 17,068,925
                                                                                                              -------------
     Georgia 3.5%
     Baldwin County Georgia Hospital Authority Revenue,
     Oconee Regional Medical Center., 5.30%, 12/01/13 ........................................       1,020,000    1,029,986
     Fulton County Development Authority, Special Facilities Revenue,
     Delta Air Lines, Inc. Project, Refunding, 6.85%, 11/01/07 ...............................         100,000      108,808
     Macon Bibb County Urban Development Authority Revenue, MFHR,
     Refunding, Series A, MBIA Insured, 5.00%, 1/01/07 .......................................       1,290,000    1,329,784
     Wayne County Development Authority, PCR, ITT Rayonier, Inc. Project,
     Refunding, 6.10%, 11/01/07 ..............................................................       3,105,000    3,330,796
                                                                                                              -------------
                                                                                                                  5,799,374
                                                                                                              -------------
     Hawaii .3%
     Hawaii State Department of Budget and Finance, Special Purpose Revenue,
      Kapi'Olani Health Obligation, 5.60%, 7/01/06 ...........................................         500,000      535,915
                                                                                                              -------------
     Illinois 2.4%
     Illinois Educational Facilities Authority Revenue, Columbia College, 5.875%, 12/01/03             850,000      905,624
     Illinois HDA Revenue, Homeowner Mortgage, Sub-Series A-1, 6.10%, 2/01/05 ................         360,000      390,712
     Illinois Health Facilities Authority Revenue,
     St. Elizabeth's Hospital, 6.00%, 7/01/05 ................................................         425,000      457,177
     Victory Health Services, Series A, 5.25%, 8/15/09 .......................................       1,170,000    1,201,918
     Metropolitan Pier and Exposition Authority, Hospitality Facilities Revenue,
     McCormick Place Convention, 5.75%, 7/01/06 ..............................................       1,000,000    1,063,990
                                                                                                              -------------
                                                                                                                  4,019,421
                                                                                                              -------------
     Indiana 3.7%
     Franklin EDR, Hoover Universal, Inc. Project, Johnson Controls, Refunding, 6.10%, 12/01/04      2,000,000    2,202,060
     Indianapolis Local Public Improvement Bond Bank, Refunding, Series D, 6.10%, 2/01/02 ....         100,000      107,025
     Sullivan PCR, Michigan Power Company Project, Refunding, Series C, 5.95%, 5/01/09 .......       3,500,000    3,708,495
                                                                                                              -------------
                                                                                                                  6,017,580
                                                                                                              -------------
     Iowa .1%
     Iowa State Financial Authority, Hospital Facilities Revenue,
      Trinity Regional Hospital Project, ETM, Refunding, 6.50%, 7/01/00 ......................         200,000      207,042
                                                                                                              -------------
     Kentucky 1.7%
     Kenton County Airport Board Revenue, Special Facilities,
      Delta Airlines Project, Series A, 6.75%, 2/01/02 .......................................         100,000      107,396
     Kentucky Economic Development Financing Authority, Hospital System Revenue,
      Appalachian Regional, Refunding & Improvement,
     5.70%, 10/01/10 .........................................................................       1,000,000    1,047,470
     5.75%, 10/01/11 .........................................................................       1,500,000    1,571,010
                                                                                                              -------------
                                                                                                                  2,725,876
                                                                                                              -------------

     Louisiana .1%
     Calcasieu Parish Public Trust Authority, Mortgage Revenue,
      Refunding, Series B, 6.375%, 11/01/02 ..................................................        $ 20,000     $ 21,306
     Louisiana State Offshore Terminal Authority, Deepwater Port Revenue,
     First Stage, Loop, Inc., Refunding, Series B, 6.20%, 9/01/03 ............................         100,000      108,598
     Louisiana State Public Facilities Authority Revenue, Student Loan,
      Refunding, Series A-1, 6.20%, 3/01/01 ..................................................          80,000       83,290
                                                                                                              -------------
                                                                                                                    213,194
                                                                                                              -------------
     Maryland .1%
     Baltimore Economic Development Lease Revenue, Armistead
      Partnership, Refunding, Series A, 6.75%, 8/01/02 .......................................         160,000      173,128
                                                                                                              -------------
     Massachusetts 5.3%
     Massachusetts State Industrial Finance Agency Resource Recovery Revenue,
      Ogden Haverhill Project, Refunding, Series A,
     4.95%, 12/01/06 .........................................................................       2,500,000    2,516,300
     5.15%, 12/01/07 .........................................................................       2,000,000    2,013,740
     5.20%, 12/01/08 .........................................................................       2,000,000    2,014,540
     Massachusetts State Industrial Finance Agency, Revenue, Youville Senior Care,
      Series D, 5.50%, 10/01/12 ..............................................................       1,745,000    1,810,926
     New England Educational Loan Marketing Corp., Student Loan Revenue,
      Refunding, Series B, 5.60%, 6/01/02 ....................................................         415,000      431,119
                                                                                                              -------------
                                                                                                                  8,786,625
                                                                                                              -------------
     Michigan 1.4%
     Chippewa County Hospital Financing Authority Revenue, Chippewa
      County War Memorial, Refunding, Series B,
     5.30%, 11/01/07  ........................................................................         815,000      836,353
     5.625%, 11/01/14 ........................................................................         350,000      359,167
     Detroit GO, Refunding, Series B, 6.375%, 4/01/06 ........................................       1,000,000    1,110,140
                                                                                                              -------------
                                                                                                                  2,305,660
                                                                                                              -------------
     Minnesota .1%
     Minneapolis CDA, Supported Development Revenue, Common Bond Fund,
     Series 91-5A, 7.20%, 12/01/04 ...........................................................         200,000      217,482
                                                                                                              -------------
     Mississippi .5%
     Mississippi Development Bank, Special Obligation, Oktibbeha County
      Hospital Revenue Project, Refunding, 5.65%, 7/01/06 ....................................         725,000      759,467
                                                                                                              -------------
     Missouri 4.0%
     Lake of the Ozarks Community Bridge Corp., Bridge System Revenue,
      Refunding, 5.00%, 12/01/08 .............................................................       3,000,000    2,966,640
     Missouri State Health & Educational Facilities Authority,
      Health Facilities Revenue, Park Lane MedicalCenter, Series A, 4.70%, 1/01/04 ...........       1,600,000    1,624,768
     Taney County Missouri IDA, Hospital Revenue, The Skaggs
     Community Hospital Association, 5.10%, 5/15/10 ..........................................       1,420,000    1,433,604
     West Plains Industrial Development Authority, Hospital Revenue,
      Ozarks Medical Center, Refunding, 5.00%, 11/15/04 ......................................         560,000      567,101
                                                                                                              -------------
                                                                                                                  6,592,113
                                                                                                              -------------
     Nebraska .4%
     Nebraska Higher Education Loan Program, Inc. Revenue,
     Subject Lien, Series A-6, 6.70%, 12/01/02 ...............................................         270,000      286,802
     Wayne State College Revenue, Student Fees and Facilities,
      Refunding, MBIA Insured, 5.05%, 7/01/10 ................................................         365,000      373,202
                                                                                                              -------------
                                                                                                                    660,004
                                                                                                              -------------
     Nevada 2.3%
     Clark County Nevada PCR, Nevada Power Company Project,
      Refunding, Series D, 5.30%, 10/01/11 ...................................................       1,500,000    1,519,170
     Sparks Redevelopment Agency, Tax Allocation Revenue,
     Asset Guaranty, Refunding, 5.15%, 1/15/08 ...............................................       2,110,000    2,208,832
                                                                                                              -------------
                                                                                                                  3,728,002
                                                                                                              -------------
     New Hampshire .9%
     New Hampshire, Higher Education and Health Facilities Authority
      Revenue, New Hampshire Catholic Charities, Refunding,
      Series A, 5.10%, 8/01/04 ...............................................................       1,385,000    1,411,093
                                                                                                              -------------
     New Jersey .7%
     New Jersey EDA Revenue, Economic Growth, 2nd Series F-1, 6.00%, 12/01/02 ................          80,000       84,394
     New Jersey Health Care Facilities Financing Authority Revenue,
      Monmouth Medical Center, Refunding, Series C, FSA Insured,
      5.80%, 7/01/04 .........................................................................       1,000,000    1,087,810
                                                                                                              -------------
                                                                                                                  1,172,204
                                                                                                              -------------
     New York 11.9%
     Metropolitan Transportation Authority, Commuter Facilities Revenue,
     Services Contract, Refunding, Series R, 5.50%, 7/01/11 ..................................       2,215,000    2,349,096
     New York City GO,
     ETM, Series B, 6.25%, 10/01/01 ..........................................................           5,000        5,349
     Refunding, Series H, 5.90%, 8/01/09 .....................................................         500,000      547,705
     New York (cont.)
     New York City GO, (cont.)
     Refunding, Series J, 6.00%, 8/01/08 .....................................................      $3,000,000  $ 3,331,050
     Series B, 6.25%, 10/01/01 ...............................................................          95,000      101,327
     Pre-Refunded, 6.50%, 8/01/04 ............................................................         105,000      116,083
     Series C, 6.50%, 8/01/04 ................................................................         410,000      449,204
     Series C, 6.50%, 8/01/07 ................................................................       1,515,000    1,651,259
     Pre-Refunded, 6.50%, 8/01/07 ............................................................         335,000      370,359
     Series H, 7.00%, 2/01/05 ................................................................          30,000       33,053
     Series H, Pre-Refunded, 7.00%, 2/01/05 ..................................................         220,000      245,067
     Series J, 6.00%, 2/15/04 ................................................................       1,000,000    1,085,330
     New York City Health and Hospital Corp. Revenue, Refunding, Series A, 6.00%, 2/15/06 ....       2,500,000    2,660,375
     New York City IDA, Civic Facilities Revenue, New York Blood Center, Inc.
     Project, ETM, 6.80%, 5/01/02 ............................................................          90,000       95,197
     New York State Dormitory Authority Revenue, Mental Health
     Services Facilities Improvement, Refunding, Series D, 5.60%, 2/15/07 ....................         140,000      151,330
     New York State HFA, Refunding, Series A, 5.90%, 5/01/05 .................................       1,000,000    1,079,140
     New York State Tollway Authority, Service Contract Revenue, Local Highway and Bridge,
     5.75%, 4/01/08 ..........................................................................         500,000      544,510
     5.90%, 4/01/08 ..........................................................................       1,000,000    1,089,640
     5.75%, 4/01/09 ..........................................................................       1,150,000    1,246,198
     Oneida-Herkimer Solid Waste Management Authority,
      Solid Waste Systems Revenue, ETM, Refunding, 6.20%, 4/01/00 ............................         100,000      103,841
     Port Authority of New York and New Jersey, Special Obligation
     Revenue, 3rd Installment, 7.00%, 10/01/07 ...............................................       1,000,000    1,168,330
     Ulster County Resident Recovery Agency, Solid Waste System Revenue, 5.90%, 3/01/07 ......       1,100,000    1,176,791
                                                                                                              -------------
                                                                                                                 19,600,234
                                                                                                              -------------
     Ohio 1.1%
     Franklin County Health Care Facilities Revenue, Ohio Presbyterian Services, Refunding,
     5.25%, 7/01/08 ..........................................................................         575,000      573,649
     5.40%, 7/01/10 ..........................................................................         775,000      772,931
     5.50%, 7/01/11 ..........................................................................         500,000      500,820
                                                                                                              -------------
                                                                                                                  1,847,400
                                                                                                              -------------
     Oklahoma 1.8%
     Jackson County Memorial Hospital Authority Revenue, Jackson County
      Memorial Hospital Project, Refunding, 6.75%, 8/01/04 ...................................       1,775,000    1,892,931
     Valley View Hospital Authority Revenue, Valley View Regional Medical
     Center, Refunding, 5.75%, 8/15/06 .......................................................       1,000,000    1,033,440
                                                                                                              -------------
                                                                                                                  2,926,371
                                                                                                              -------------
     Oregon 1.3%
     Clackamas County, Hospital Facility Authority Revenue,
      Willamette View, Inc. Project, Refunding, 6.00%, 11/01/06 ..............................         500,000      526,285
     Hillsboro Hospital Facilities Authority Revenue, Refunding, 5.75%, 10/01/12 .............       1,000,000    1,048,620
     Port Umpqua PCR, International Paper Company Projects,
      Refunding, Series A, 5.05%, 6/01/09 ....................................................         500,000      515,020
                                                                                                              -------------
                                                                                                                  2,089,925
                                                                                                              -------------
     Pennsylvania 3.7%
     Cambria County Hospital Development Authority Revenue,
      Conemaugh Valley Hospital, Refunding and Improvement, Series B,
     Connie Lee Insured, 5.90%, 7/01/03 ......................................................         100,000      107,941
     Chartiers Valley Industrial and Commercial Development Authority,
      First Mortgage Revenue, Asbury Place Project, 6.25%, 2/01/06 ...........................         300,000      324,900
     Clarion County Hospital Authority Revenue, Clarion Hospital
      Project, Refunding, 5.40%, 7/01/07 .....................................................       1,135,000    1,159,686
     Northeastern Hospital and Educational Authority, College Revenue,
      Kings College Project, Refunding, Series B, 5.60%, 7/15/03 .............................         410,000      427,491
     Philadelphia Gas Works Revenue, Refunding, Series A,
     5.70%, 7/01/00 ..........................................................................         300,000      308,511
     5.80%, 7/01/01 ..........................................................................         300,000      312,897
     Philadelphia Gas Works Revenue, Subordinated, First Series C,
      FSA Insured, 5.00%, 7/01/13 ............................................................       1,680,000    1,707,283
     Schuylkill County IDA, Resources Recovery Revenue, Schuykill
     Energy Resources Inc., Refunding, 6.50%, 1/01/10 ........................................       1,790,000    1,800,239
                                                                                                              -------------
                                                                                                                  6,148,948
                                                                                                              -------------
     South Carolina .6%
     Charleston County Resource Recovery Revenue, Foster Wheeler
      Charleston, Refunding, AMBAC Insured, 5.25%, 1/01/10 ...................................       1,000,000    1,059,540
                                                                                                              -------------
     South Dakota .7%
     South Dakota HDA, Homeownership Mortgage, Series D, 6.05%, 5/01/04  .....................       1,000,000    1,086,520
                                                                                                              -------------
     Tennessee 1.1%
     Memphis-Shelby County Airport Authority, Special Facility and Project
      Revenues, Federal Express Corp., Refunding, 5.35%, 9/01/12 .............................      $1,000,000  $ 1,035,950
     Metropolitan Government, Nashville and Davidson County IDBR,
      Osco Treatment, Inc., Refunding and Improvement, 6.00%, 5/01/03 ........................         750,000      788,408
                                                                                                              -------------
                                                                                                                  1,824,358
                                                                                                              -------------
     Texas 3.6%
     Abilene Higher Education Facilities Corp., Higher Education Revenue,
     Abilene Christian Facility, Refunding and Improvement,  5.90%, 10/01/05 .................         785,000      850,461
     Houston Independent School District, Refunding, 5.50%, 8/15/09 ..........................       1,000,000    1,047,070
     North Central Health Facility Development Corp. Revenue,
      C. Young Memorial Home Project, Refunding, Series C, 6.10%, 2/15/06 ....................         400,000      429,904
     Port Corpus Christi Texas, Nueces County General Revenue,
      Union Pacific, Converted, Refunding, 5.35%, 11/01/10 ...................................       2,500,000    2,550,150
     Travis County GO, Refunding, 5.00%, 3/01/11  ............................................       1,000,000    1,030,220
                                                                                                              -------------
                                                                                                                  5,907,805
                                                                                                              -------------
     U.S. Territories 4.5%
     District of Columbia, GO,
     Series A, ETM, 5.875%, 6/01/05 ..........................................................          30,000       32,739
     Refunding, Series A, 5.875%, 6/01/05 ....................................................         670,000      714,200
     Puerto Rico Electric Power Authority Revenue,
     Refunding, Series Q, 5.90%, 7/01/01 .....................................................         100,000      104,999
     Series T, 6.00%, 7/01/04 ................................................................       1,345,000    1,468,189
     Virgin Islands Public Finance Authority Revenue, Senior Lien,
      Refunding, Series A, 5.30%, 10/01/11 ...................................................       5,000,000    5,102,700
                                                                                                              -------------
                                                                                                                  7,422,827
                                                                                                              -------------
     Utah .7%
     Salt Lake County College Revenue, Westminster College Project,
      5.50%, 10/01/12 ........................................................................         340,000      348,979
     Utah State HFA, SFM, Refunding, 5.85%, 7/01/08 ..........................................         670,000      731,553
                                                                                                              -------------
                                                                                                                  1,080,532
                                                                                                              -------------
     Virginia 5.7%
     Covington-Alleghany County IDA, PCR, Westvaco Corp. Project,
      Refunding, 5.85%, 9/01/04 ..............................................................       2,800,000    3,059,644
     Virginia State GO, 5.00%, 6/01/09 .......................................................       1,000,000    1,047,540
     Virginia State HDA,
     Commonwealth Mortgage, Sub-Series C-7, 5.60%, 1/01/03 ...................................       1,695,000    1,797,548
     Commonwealth Mortgage, Sub-Series C-7, 5.70%, 1/01/04 ...................................       1,475,000    1,570,536
     MF Housing, Series B, 5.15%, 11/01/12 ...................................................       1,905,000    1,932,413
                                                                                                              -------------
                                                                                                                  9,407,681
                                                                                                              -------------
     Washington 1.7%
     Marysville Water and Sewer Revenue, Refunding, MBIA Insured, 5.75%, 12/01/05 ............         600,000      644,490
     Washington State Public Power Supply System, Nuclear Project Revenue,
     No. 1, Refunding, Series A, AMBAC Insured, 5.70%, 7/01/09 ...............................       1,000,000    1,093,880
     No. 2, Refunding, Series A, 5.375%, 7/01/10 .............................................       1,000,000    1,040,390
                                                                                                              -------------
                                                                                                                  2,778,760
                                                                                                              -------------
     West Virginia .9%
     West Virginia Public Energy Authority, Energy Revenue,
      Morgantown Association Project, Series A, 5.05%, 7/01/08 ...............................       1,500,000    1,512,180
                                                                                                              -------------
     Wisconsin .7%
     Wisconsin State GO, Refunding, Series 1, 5.50%, 5/01/10 .................................       1,000,000    1,068,790
                                                                                                              -------------
     Total Long Term Investments (Cost $149,818,851) ........................................                   157,282,606
                                                                                                              -------------
 a   Short Term Investments 4.0%
     Denver City and County MFHR, Ogden Residence Project,
      Daily VRDN and Put, 3.75%, 12/01/09 ....................................................         400,000      400,000
     Farmington New Mexico, PCR, Arizona Public Service Co., Refunding,
      Series B, Daily VRDN and Put, 3.25%, 9/01/24 ...........................................       1,000,000    1,000,000
     Hopewell Virginia IDAR, Exempt Facility-Hadson Power 13, Series A,
      Daily VRDN and Put, 3.60%, 4/01/15 .....................................................         100,000      100,000
     Massachusetts State Health and Educational Facilities Authority Revenue,
      Capital Assets Program, Series D, MBIA Insured, Weekly VRDN
      and Put, 3.05%, 1/01/35 ................................................................       2,000,000    2,000,000
     New York City Municipal Water Financing Authority, Water and
     Sewer System Revenue, Series C, FGIC Insured, Daily VRDN and Put,  3.30%, 6/15/23 .......       1,000,000    1,000,000

     North Carolina Medical Care Commission Revenue, Carol Woods Project,
      Daily VRDN and Put, 3.35%, 4/01/21 .....................................................      $1,300,000  $ 1,300,000
     North Carolina Medical Care Commission, Hospital Revenue, ACES,
      Pooled Financing Project, Series A,Daily VRDN and Put,
      3.35%, 10/01/20 ........................................................................         700,000      700,000
                                                                                                              -------------
     Total Short Term Investments (Cost $6,500,000) .........................................                     6,500,000
                                                                                                              -------------
     Total Investments (Cost $156,318,851) ..................................................                   163,782,606
     Other Assets, less Liabilities .3% .....................................................                       503,051
                                                                                                              -------------
     Net Assets 100.0% ......................................................................                  $164,285,657
                                                                                                              =============

See glossary of terms on page 137.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
cSee Note 6 regarding defaulted securities.


Franklin Tax-Free Trust
Financial Highlights

Franklin High Yield Tax-Free Income Fund
                                                             Six Months Ended
                                                              August 31, 1998          Year Ended February 28,
Class I                                                         (unaudited)   1998     1997      19961     1995      1994
--------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................          $11.68    $11.21   $11.19    $10.74    $11.25    $11.10
                                                            --------------------------------------------------------------
Income from investment operations:
 Net investment income ..................................             .33       .69      .71       .74       .74       .76
 Net realized and unrealized gains (losses) .............             .02       .47      .04       .45      (.51)      .17
                                                            --------------------------------------------------------------
Total from investment operations ........................             .35      1.16      .75      1.19       .23       .93
                                                            --------------------------------------------------------------
Less distributions from:
 Net investment income ..................................            (.33)2    (.68)    (.73)4    (.74)     (.74)     (.78)
 In excess of net investment income .....................              --      (.01)      --        --        --        --
                                                            --------------------------------------------------------------
Total distributions .....................................            (.33)     (.69)    (.73)     (.74)     (.74)     (.78)
                                                            --------------------------------------------------------------
Net asset value, end of period ..........................          $11.70    $11.68   $11.21    $11.19    $10.74    $11.25
                                                            ==============================================================
Total return* ...........................................            3.09%    10.64%    7.01%    11.35%     2.28%     8.33%
Ratios/supplemental data
Net assets, end of period (000's) .......................      $5,823,345$5,742,939$4,505,258$3,787,147$3,287,270$3,372,533
Ratios to average net assets:
 Expenses ...............................................             .62%**    .61%     .62%      .61%      .60%      .53%
 Net investment income ..................................            5.63%**   5.98%    6.41%     6.68%     6.92%     6.79%
Portfolio turnover rate .................................           14.39%    15.84%    6.98%     9.23%    15.89%    16.09%

Class II
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................          $11.75    $11.26   $11.24    $10.81
                                                            -------------------------------------------
Income from investment operations:
 Net investment income ..................................             .30       .63      .66       .56
 Net realized and unrealized gains ......................             .02       .48      .03       .42
                                                            -------------------------------------------
Total from investment operations ........................             .32      1.11      .69       .98
                                                            -------------------------------------------
Less distributions from net investment income ...........            (.30)3    (.62)    (.67)5    (.55)
                                                            -------------------------------------------
Net asset value, end of period ..........................          $11.77    $11.75   $11.26    $11.24
                                                            ===========================================
Total return* ...........................................            2.77%    10.15%    6.36%     9.27%
Ratios/supplemental data
Net assets, end of period (000's) .......................        $563,292  $423,264 $194,400   $48,163
Ratios to average net assets:
 Expenses ...............................................            1.18%**   1.18%    1.18%     1.18%**
 Net investment income ..................................            5.07%**   5.38%    5.78%     6.07%**
Portfolio turnover rate .................................           14.39%    15.84%    6.98%     9.23%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. 2Includes distributions in excess of net investment income in the amount of $.006.
3Includes distributions in excess of net investment income in the amount of $.005.
4Includes distributions in excess of net investment income in the amount of $.008.
5Includes distributions in excess of net investment income in the amount of $.003.


Franklin Tax-Free Trust
Statement of Investments, August 31, 1998 (unaudited)
                                                                                                     PRINCIPAL
 Franklin High Yield Tax-Free Income Fund                                                             AMOUNT         VALUE
 a   Long Term Investments 98.0%
     Bonds 94.4%
     Alabama 1.1%
     Homewood Special Care Facilities Financing Authority Revenue,
     Hospital Revenue, Lakeshore Hospital Project, Refunding, Series B,

     Pre-Refunded, 8.25%, 2/01/04 .............................................................     $ 5,260,000  $ 5,443,784
     Jefferson County Sewer Revenue,
     Series D, 5.75%, 2/01/22 ................................................................       7,500,000    8,022,150
     Series D, 5.75%, 2/01/27 ................................................................      18,535,000   19,825,407
     Marshall County Health Care Authority, Hospital Revenue,
     Boaz-Albertville Medical Center, Refunding, 6.20%, 1/01/08 ..............................       3,300,000    3,454,011
     Guntersville, Arab Medical Center, 10.25%, 10/01/13 .....................................       4,660,000    4,819,512
     Mcintosh IDB, Environmental Improvement Revenue, CIBA Specialty,
      Refunding, Series C, 5.375%, 6/01/28 ...................................................       3,000,000    3,042,810
     Mobile IDB, Mobile Energy Service Co. Project, Solid Waste Disposal
      Revenue, Refunding, 6.95%, 1/01/20 .....................................................      46,500,000   23,715,000
     Prichard Water Works and Sewer Board Revenue, Pre-Refunded, 9.50%, 11/15/14 .............       2,500,000    2,603,675
                                                                                                              -------------
                                                                                                                 70,926,349
                                                                                                              -------------
     Alaska 1.9%
     Alaska Industrial Development & Export Authority Power Revenue, Upper Lynn Canal Regional Power,
     5.70%, 1/01/12 ..........................................................................       2,000,000    2,036,600
     5.80%, 1/01/18 ..........................................................................       1,245,000    1,267,659
     5.875%, 1/01/32 .........................................................................       3,600,000    3,672,792
     Alaska Industrial Development & Export Revenue,
     American President Lines Project, 8.00%, 11/01/09 .......................................       4,000,000    4,219,120
     Revolving Fund, Series A, 6.20%, 4/01/10 ................................................         835,000      897,366
     Alaska State HFC, Refunding, Series A, MBIA Insured,
     5.85%, 12/01/15 .........................................................................       4,670,000    4,953,469
     6.00%, 12/01/15 .........................................................................       4,215,000    4,503,095
     5.875%, 12/01/24 ........................................................................       5,000,000    5,267,300
     5.875%, 12/01/30 ........................................................................      12,475,000   13,067,064
     6.10%, 12/01/37 .........................................................................      22,000,000   23,481,260
     Series A-2, 5.75%, 6/01/24 ..............................................................       2,500,000    2,602,750
     Valdez Marine Terminal Revenue,
     BP Pipelines Inc. Project, Refunding, Series A, 5.85%, 8/01/25 ..........................      39,010,000   40,648,030
     Mobil Alaska Pipeline, Refunding, 5.75%, 11/01/28 .......................................      15,000,000   15,559,350
                                                                                                              -------------
                                                                                                                122,175,855
                                                                                                              -------------
     Arizona 5.5%
     Apache County, IDA,
     IDR, Tucson Electric Power Co. Project, Series C, 5.85%, 3/01/26 ........................      16,500,000   16,603,455
     PCR, Tucson Electric Power Co. Project, Series A, 5.85%, 3/01/28 ........................      43,450,000   43,722,432
     PCR, Tucson Electric Power Co. Project, Series B, 5.875%, 3/01/33 .......................      54,450,000   54,790,857
     Coconino County PCR, Tucson Electric Power Navajo, Refunding,
     Series A, 7.125%, 10/01/32 ..............................................................      21,125,000   23,809,354
     Series B, 7.00%, 10/01/32 ...............................................................       7,500,000    8,444,250
     Gilbert Water Resources Municipal Property Corp. Water and
      Wastewater System Revenue, Sub-Lien, 6.875%,
     4/01/14 .................................................................................       1,000,000    1,033,530
     4/01/16 .................................................................................       1,000,000    1,044,390
     Health Facilities Authority Revenue Bethesda Foundation Project, Series A,
     6.375%, 8/15/15 .........................................................................         400,000      426,792
     6.40%, 8/15/27 ..........................................................................       3,000,000    3,181,740
     Maricopa County PCR, Public Services,
     Palo Verde, Refunding, Series A, 6.375%, 8/15/23 ........................................       8,500,000    9,058,705
     Refunding, Series A, 5.75%, 11/01/22 ....................................................      20,150,000   20,811,726
     Maricopa County Rural Road ID, 8.625%, 7/01/07 ..........................................       4,000,000    4,373,520
     Pima County IDAR, Tucson Electric Power Co. Project,
     Series A, 6.10%, 9/01/25 ................................................................       6,250,000    6,378,625
     Series B, 6.00%, 9/01/29 ................................................................      94,690,000   96,644,402
     Series C, 6.00%, 9/01/29 ................................................................      37,000,000   37,763,680
     Red Hawk Canyon Community Facility, 7.625%, 6/01/05 .....................................      15,625,000   16,148,906

     Arizona (cont.)
     Salt River Project, Agricultural Improvement and Power
     District, Electric System Revenue, Series A, 6.00%, 1/01/31 .............................     $ 5,000,000  $ 5,155,800
     Tempe IDA, Residential Care Facilities Revenue,
     Volunteers of America Care Facilities, 9.00%, 6/01/18 ...................................       2,170,000    2,227,180
                                                                                                                351,619,344
     Arkansas .5%
     Baxter County IDR, Aeroquip/Trinova Corp. Project, Refunding, 5.80%, 10/01/13  ..........       2,400,000    2,606,832
     Conway Hospital Revenue, Refunding, 8.375%, 7/01/11 .....................................       1,000,000    1,084,310
     Independence County PCR,
     Arkansas Power and Light Co. Project, Refunding, 6.25%, 1/01/21 .........................       5,000,000    5,363,600
     Mississippi Power and Light Co. Project, Series A, 9.00%, 7/01/13 .......................       4,275,000    4,441,554
     Mississippi Power and Light Co. Project, Series B, 9.00%, 7/01/13 .......................       1,185,000    1,231,168
     Mississippi Power and Light Co. Project, Series C, 9.50%, 7/01/14 .......................         200,000      208,580
     Jefferson County PCR, Entergy Arkansas Inc. Project, Refunding, 5.60%, 10/01/17 .........      13,150,000   13,370,131
     North Little Rock Health Facilities, Baptist Hospital Revenue,
     Series A, MBIA Insured, 5.50%, 12/01/21 .................................................         700,000      730,863
                                                                                                                 29,037,038
     California 7.9%
     Adelanto California Water Authority Revenue, Water Systems
      Acquisition Project, Series A, 7.50%, 9/01/28 ..........................................      21,330,000   23,014,004
     Alameda County MFHR, Claremont House Project, Refunding, Series A, 8.00%, 12/01/23 ......      13,100,000   14,329,828
     Antioch, 1915 Act, AD No. 27, Lone Tree,
     Series C, 7.70%, 9/02/17 ................................................................      11,030,000   11,421,344
     Series D, 7.30%, 9/02/13 ................................................................       4,315,000    4,461,063
     Arroyo Grande Hospital System COP, Vista Hospital Systems,
     Refunding, Series A, 9.50%, 7/01/20 .....................................................      22,515,000   26,728,682
     Series A, 8.375%, 7/01/06 ...............................................................       2,500,000    2,831,200
     Avenal California Public Financing Authority Revenue, Refunding,
     7.00%, 9/02/10 ..........................................................................       1,660,000    1,690,693
     7.25%, 9/02/27 ..........................................................................       3,665,000    3,765,861
     Azusa RDA, Tax Allocation, Merged Area Project, Refunding, Series A, 6.75%, 8/01/23 .....       2,850,000    3,065,432
     Beaumont Public Financing Authority Revenue, Sewer Enterprise Project,
      Series A, Pre-Refunded, 6.90%, 9/01/23 .................................................       4,575,000    5,611,604
     Benicia, 1915 Act, Fleetside Industrial Park Assessment, Refunding,
     5.00%, 9/02/98 ..........................................................................         180,000      180,000
     5.25%, 9/02/99 ..........................................................................         180,000      180,988
     5.50%, 9/02/00 ..........................................................................         195,000      197,904
     5.65%, 9/02/01 ..........................................................................         205,000      209,467
     5.80%, 9/02/02 ..........................................................................         215,000      221,476
     5.90%, 9/02/03 ..........................................................................         225,000      232,499
     6.00%, 9/02/04 ..........................................................................         240,000      247,997
     6.10%, 9/02/05 ..........................................................................         255,000      263,492
     6.20%, 9/02/06 ..........................................................................         270,000      278,986
     6.30%, 9/02/07 ..........................................................................         290,000      299,677
     6.40%, 9/02/08 ..........................................................................         305,000      315,035
     6.50%, 9/02/09 ..........................................................................         325,000      335,689
     6.60%, 9/02/10 ..........................................................................         340,000      351,176
     6.70%, 9/02/11 ..........................................................................         365,000      377,100
     6.80%, 9/02/12 ..........................................................................         245,000      253,181
     California Educational Facilities Authority Revenue, Pooled College &
      University Financing, Series B, 6.125%, 6/01/09 ........................................       3,000,000    3,222,480
     California HFA, MFHR, Series A, AMBAC Insured, 6.05%, 8/01/27 ...........................       2,000,000    2,146,280
     California Special Districts, Association Financial Corp. COP,
     Santa Cruz Port Authority, Series B, 7.50%, 5/01/13 .....................................         820,000      883,812
     California State GO,
     5.75%, 3/01/19 ..........................................................................       7,010,000    7,738,549
     Pre-Refunded, 5.75%, 3/01/19 ............................................................         310,000      328,544
     California State Health Facilities Hospital Revenue, Summit Medical Center,
     Series A, Pre-Refunded, 7.50%, 5/01/09 ..................................................       4,370,000    4,570,714
     Series A, Pre-Refunded, 7.60%, 5/01/15 ..................................................       2,155,000    2,255,380
     Series B, Pre-Refunded, 7.50%, 5/01/09 ..................................................       5,255,000    5,496,362
     California Statewide CDA, California State University Northridge,
     Refunding, AMBAC Insured, 6.00%, 4/01/26 ................................................       2,500,000    2,716,000

     California (cont.)
     Capistrano USD, CFD, Special Tax No. 9, Pre-Refunded,
     6.60%, 9/01/05 ..........................................................................       $ 285,000    $ 323,618
     6.70%, 9/01/06 ..........................................................................         280,000      319,200
     6.80%, 9/01/07 ..........................................................................         325,000      371,959
     6.90%, 9/01/08 ..........................................................................         260,000      298,735
     7.00%, 9/01/18 ..........................................................................       1,000,000    1,153,470
     City of Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 ...............       2,335,000    2,592,177
     Contra Costa County Public Financing Authority Revenue, Refunding,
     6.625%, 9/02/10 .........................................................................       2,300,000    2,374,980
     6.875%, 9/02/16 .........................................................................       2,610,000    2,695,608
     Corona COP,
     Corona Community Hospital Project, ETM, 9.425%, 9/01/06 .................................       7,955,000    9,756,092
     Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ........................       8,820,000   12,509,141
     Vista Hospital Systems, Refunding, Series B, 8.375%, 7/01/06 ............................      11,100,000   12,497,268
     Vista Hospital Systems, Refunding, Series B, 9.50%, 7/01/20 .............................      10,885,000   13,106,411
     Eden Township Hospital District Health Facilities Revenue, COP,
     Insured Eden Hospital Health Services Corp., Refunding,
 5.85%, 7/01/18 ..............................................................................       4,845,000    5,051,930
     Emeryville RDA, MFHR, Emery Bay Apartments, 8.75%,
     12/01/02 ................................................................................         205,000      213,151
     12/01/21 ................................................................................       3,770,000    3,907,907
     Foothill Eastern Transportation Corridor Agency, California Toll Road
     Revenue, Series A, 6.50%, 1/01/32 .......................................................      37,675,000   41,407,462
     Gateway Improvement Authority, Marin City Community Facilities
      District, Series A, Pre-Refunded, 7.75%, 9/01/25 .......................................       4,500,000    5,477,715
     Hawthorne CRDA, Hawthorne Plaza Project, Refunding, 8.50%, 7/01/20 ......................       4,175,000    4,412,224
     Hesperia Public Financing Authority Revenue, Series B, 7.375%, 10/01/23 .................       6,365,000    6,708,455
     Irvine, 1915 Act, AD No. 96, Group One, 5.75%, 9/02/22 ..................................       1,000,000    1,012,530
     Lake Elsinore, 1915 Act, AD No. 9, Series A, 7.90%, 9/02/24 .............................       6,000,000    6,376,260
     Long Beach Special Tax, CFD No. 2, West Long Beach, 7.50%, 9/01/11 ......................       3,065,000    3,100,493
     Los Angeles County, CFD No. 4, Special Tax Improvement,
      Calabassas Area B, Series A, 9.25%, 9/01/22 ............................................      29,500,000   30,826,320
     Los Angeles MFR, Refunding,
     Series J-1A, 7.125%, 1/01/24  ...........................................................         190,000      197,649
     Series J-1B, 7.125%, 1/01/24 ............................................................         675,000      702,176
     Series J-1C, 7.125%, 1/01/24 ............................................................       1,435,000    1,492,773
     Series J-2A, 8.50%, 1/01/24 .............................................................       1,025,000    1,063,294
     Series J-2B, 8.50%, 1/01/24 .............................................................       3,345,000    3,469,969
     Series J-2C, 8.50%, 1/01/24 .............................................................       7,120,000    7,386,003
     Los Angeles Regional Airports Improvement Corp., Lease Revenue,
     Delta Airlines, Inc., Refunding, 6.35%, 11/01/25 ........................................      25,000,000   27,567,750
     Sub-Lease Revenue, Continental Airlines, Inc., Terminal Facilities, 9.00%, 8/01/08 ......       1,800,000    1,868,310
     Sub-Lease Revenue, Continental Airlines, Inc., Terminal Facilities, 9.00%, 8/01/17 ......       7,595,000    7,883,230
     United Airlines, Inc., Refunding, 6.875%, 11/15/12 ......................................       9,500,000   10,492,275
     Orinda, 1915 Act, AD No. 9, Oak Springs, 8.25%, 9/02/19 .................................       2,834,000    2,935,004
     Palmdale Special Tax Community Facility, Ritter Ranch, Series A, 8.50%, 9/01/24 .........      23,500,000   21,150,000
     Perris Public Financing Authority, Local Agency Revenue, Series B,
     7.125%, 8/15/15 .........................................................................       2,035,000    2,154,007
     7.25%, 8/15/23 ..........................................................................       4,095,000    4,338,038
     Riverside County COP, Airforce Village Project, 8.125%,
     6/15/07 .................................................................................       7,160,000    7,781,631
     6/15/12 .................................................................................       5,290,000    5,739,915
     Roseville Special Tax, North Center Community Facility District, 8.60%, 11/01/17 ........      12,000,000   13,131,000
     Sacramento County, 1915 Act, Sunrise/U.S. Corridor Assessment, Refunding,
     6.10%, 9/02/01 ..........................................................................       1,020,000    1,050,600
     6.30%, 9/02/02 ..........................................................................       1,125,000    1,158,750
     6.50%, 9/02/03 ..........................................................................       1,515,000    1,560,450
     6.60%, 9/02/04 ..........................................................................       1,620,000    1,668,600
     6.70%, 9/02/05 ..........................................................................       1,725,000    1,776,750
     6.80%, 9/02/06 ..........................................................................       1,835,000    1,890,050

     California (cont.)
     Sacramento County, 1915 Act, Sunrise/US Corridor Assessment, Refunding, (cont.)
     6.90%, 9/02/07 ..........................................................................     $ 1,965,000  $ 2,023,950
     7.00%, 9/02/08 ..........................................................................       2,095,000    2,157,850
     7.00%, 9/02/09 ..........................................................................       2,160,000    2,224,800
     San Bernardino County Finance Authority Revenue, Public Improvement, AD, Refunding, Series A,
     6.00%, 9/02/01 ..........................................................................       1,450,000    1,488,686
     6.50%, 9/02/04 ..........................................................................       1,285,000    1,323,794
     7.00%, 9/02/17 ..........................................................................       2,720,000    2,801,219
     San Bernardino County MFHR,
     Meadowland Apartments Project, Series A, 6.50%, 3/01/10 .................................       7,250,000    7,250,000
     Park Heights Apartments, Series A, 6.50%, 8/01/05 .......................................       3,000,000    3,000,000
     San Francisco Downtown Parking Corp. Revenue,
     6.55%, 4/01/12 ..........................................................................       1,800,000    1,973,340
     6.65%, 4/01/18 ..........................................................................       2,150,000    2,351,821
     San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
     Senior Lien, Refunding, Series A, 5.00%, 1/01/33 ......................................         5,930,000    5,631,662
     San Jose MFHR, Timberwood Apartments, Series B, 9.25%, 2/01/10 ..........................       1,500,000    1,557,315
     San Luis Obispo Vista Hospital System, COP, 8.375%, 7/01/29 .............................      22,000,000   23,839,200
     San Ramon, 1915 Act, Fostoria Parkway Reassessment District No. 9,
     6.30%, 9/02/03 ..........................................................................         185,000      192,816
     6.80%, 9/02/15 ..........................................................................         680,000      710,355
     Santa Margarita, Dana Point Authority, California Revenue, ID,
      Refunding, Series B, MBIA Insured, 5.75%, 8/01/20 ......................................       3,000,000    3,165,420
     Santa Rosa, 1915 Act, Fountaingrove Parkway Extension,
     7.40%, 9/02/13 ..........................................................................       3,340,000    3,454,529
     7.625%, 9/02/19 .........................................................................       3,450,000    3,569,439
     South San Francisco RDA, Tax Allocation, Gateway
      Redevelopment Project, 7.60%, 9/01/18 ..................................................       2,000,000    2,148,920
     Vallejo Special Tax, CFD No. 198, 8.90%, 8/01/21 ........................................       7,500,000    7,970,100
                                                                                                              -------------
                                                                                                                504,009,045
                                                                                                              -------------
     Colorado 2.4%
     Arvada Limited Sales and Use Tax Revenue, Pre-Refunded, 7.50%, 6/01/11  .................       2,485,000    2,724,306
     Arvada MFHR, Springwood Community, Project A, 6.45%, 2/20/26 ............................       3,000,000    3,178,950
     Auraria Higher Education Center, Parking Facilities Revenue, Refunding, Pre-Refunded,
     7.75%, 4/01/09 ..........................................................................       3,450,000    3,663,728
     7.875%, 4/01/12 .........................................................................       1,600,000    1,702,160
     Colorado Health Facilities Authority, Beneficial Living System, Inc.,
      Series A, 10.125%, 10/01/20 ............................................................      12,500,000   13,589,875
     Colorado Health Facilities Authority Revenue, Volunteers of America
      Care Facilities, Refunding and Improvement, Series A,
     5.45%, 7/01/08 ..........................................................................       1,135,000    1,136,623
     5.75%, 7/01/20 ..........................................................................       3,000,000    2,952,120
     5.875%, 7/01/28 .........................................................................       5,290,000    5,249,003
     Colorado HFA,
     SF Program, Series A-2, 9.25%, 8/01/01 ..................................................         175,000      183,227
     SF Program, Series A-2, 9.375%, 8/01/02 .................................................         295,000      312,193
     SF Program, Series B-1, 8.70%, 8/01/01 ..................................................         250,000      260,793
     SFMR, Series B-3, 9.75%, 8/01/02 ........................................................         295,000      304,366
     SFMR, Series C, 9.20%, 8/01/02 ..........................................................         485,000      507,092
     SFMR, Series C, 9.075%, 8/01/03 .........................................................         750,000      797,070
     Colorado Springs Utilities Revenue, Series A, Pre-Refunded, 6.10%, 11/15/24 .............       3,735,000    4,196,385
     Denver City and County Airport Revenue,
     Series A, 8.25%, 11/15/12 ...............................................................       5,350,000    5,878,848
     Series A, 8.50%, 11/15/23 ...............................................................      29,060,000   32,031,676
     Series A, 8.00%, 11/15/25 ...............................................................         135,000      147,405
     Series A, MBIA Insured, 5.50%, 11/15/25 .................................................       8,830,000    9,200,242
     Series A, Pre-Refunded, 8.25%, 11/15/12 .................................................         490,000      544,361
     Series A, Pre-Refunded, 8.50%, 11/15/23 .................................................       2,740,000    3,058,306
     Series A, Pre-Refunded, 8.00%, 11/15/25 .................................................          10,000       11,057
     Series D, 7.75%, 11/15/13 ...............................................................         500,000      633,990

     Colorado (cont.)
     Denver City and County Airport Revenue, (cont.)
     Series D, 7.75%, 11/15/21 ...............................................................     $ 3,425,000  $ 3,812,368
     Series D, Pre-Refunded, 7.75%, 11/15/21 .................................................         765,000      865,758
     Eagle County Airport Terminal Project Revenue, 7.50%, 5/01/21 ...........................       2,305,000    2,504,129
     Eagle County Sports & Housing Facilities Revenue,
     Vail Associate Project, Refunding, 6.95%, 8/01/19 .......................................      41,200,000   45,766,196
     Fremont County COP, Lease Purchase, MBIA Insured, 5.30%, 12/15/17 .......................       2,000,000    2,068,760
     Stonegate Village Metropolitan District, Refunding and Improvement,
      Series A, FSA Insured, 5.60%, 12/01/25 .................................................       4,640,000    4,911,533
 e   Village Castle Rock Metropolitan District No. 4, 8.50%, 6/01/31 .........................       3,000,000    1,803,780
                                                                                                              -------------
                                                                                                                153,996,300
                                                                                                              -------------
     Connecticut .6%
     Connecticut HFA Housing Mortgage Finance,
     Series C-1, 6.30%, 11/15/17 .............................................................      19,995,000   21,830,341
     Sub Series F-1, 6.00%, 5/15/17 ..........................................................       3,500,000    3,763,305
     Connecticut State Development Authority,
     First Mortgage Revenue, East Hill Gladeview Health Project 86,
      Pre-Refunded, 9.75%, 12/15/16 ..........................................................       2,670,000    2,985,140
     Water Facility Revenue, Bridgeport Hydraulic Co. Project, 6.15%, 4/01/35 ................       3,000,000    3,275,190
     Connecticut State Health and Educational Facilities Authority Revenue,
     Sacred Heart University, Refunding, Series C, 6.50%, 7/01/16 ............................       2,000,000    2,183,920
     Windham Community Memorial Hospital, Series C, 6.00%, 7/01/11 ...........................       2,400,000    2,520,696
                                                                                                              -------------
                                                                                                                 36,558,592
                                                                                                              -------------
     Florida 6.8%
     Alachua County Health Facilities Authority Revenue, Shands
     Teaching Hospital, Series A, MBIA Insured, 5.80%, 12/01/26 ..............................       2,990,000    3,219,453
     Brooks of Bonita Springs CDD, Capital Improvement Revenue,
     Series A, 6.20%, 5/01/19 ................................................................      11,200,000   11,223,856
     Series B, 5.65%, 5/01/06 ................................................................       3,050,000    3,029,382
     Broward County Resource Recovery Revenue, Broward Waste
      Energy L. P. North Project, 7.95%, 12/01/08 ............................................      19,170,000   20,572,094
     Capron Trails CDD,
     9.375%, 12/01/01 ........................................................................       1,405,000    1,504,881
     9.50%, 12/01/10 .........................................................................       5,795,000    6,203,026
     East County Water Control District, Lee County Drain, Series 1991, Pre-Refunded,
     8.75%, 9/01/01 ..........................................................................       1,800,000    1,941,714
     8.625%, 9/01/11 .........................................................................      10,565,000   11,748,597
     Escambia County Health Facilities Authority Revenue,
      Baptist Hospital, Inc., Refunding, Series A, 8.70%, 10/01/14 ...........................       1,640,000    1,677,704
     Florida Board of Education, Capital Outlay, Public Education, Series B, 5.875%,
     6/01/24 .................................................................................       7,000,000    7,533,890
     6/01/25 .................................................................................       2,000,000    2,152,540
     Gateway Services District, Florida Water Management Benefit Tax Revenue,
     Second Assessment Area Phase One, 8.00%, 5/01/20 ........................................       4,010,000    4,295,071
     Heritage Harbor CDD, Special Assessment Revenue,
     Series A, 6.70%, 5/01/19 ................................................................       1,895,000    1,914,898
     Series B, 6.00%, 5/01/03 ................................................................       2,750,000    2,777,500
     Heritage Isles CDD, Special Assessment Revenue, Series A, 5.75%, 5/01/05 ................       2,000,000    1,985,660
     Indian Trace CDD,
     Florida Water and Sewer Revenue, Expansion, 6.875%, 4/01/10 .............................      10,400,000   10,973,144
     Water Management Special Benefit, Refunding, Sub Series B, 8.25%, 5/01/05 ...............       9,065,000    9,758,473
     Water Management Special Benefit, Refunding, Sub Series B, 8.25%, 5/01/11 ...............      12,760,000   14,083,084
     Lake Clarke Shores Utility System Revenue, Pre-Refunded, 8.75%, 10/01/18 ................       1,765,000    1,807,325
     Lakeland Retirement Community First Mortgage Revenue,
      Carpenters Home Estates Project, 9.75%, 9/01/18 ........................................      12,000,000   12,672,720
     Lakewood Ranch Community Development,
     District 2, Benefit Special Assessment, Series A, 8.125%, 5/01/17 .......................      10,260,000   10,965,067
     District 2, Benefit Special Assessment, Series B, 8.125%, 5/01/17 .......................       6,530,000    6,978,742
     District 3, Special Assessment Revenue, 7.625%, 5/01/18 .................................       8,540,000    9,004,064
     Manatee County IDR, Manatee Hospital and Health Systems,
      Inc., Pre-Refunded, 9.25%, 3/01/21 .....................................................       6,500,000    7,450,495
     Meadow Pointe CDD, Capital Improvement Revenue, 6.875%, 7/01/99 .........................       7,870,000    7,941,302

     Florida (cont.)
     Meadow Pointe II CDD, Capital Improvement Revenue,
 b   Series A, 5.25%, 8/01/03 ................................................................     $ 1,000,000    $ 989,320
 b   Series B, 5.50%, 8/01/05 ................................................................       3,675,000    3,637,405
     Mount Dora County Club CDD, Special Assessment Revenue,
     6.75%, 5/01/03 ..........................................................................         545,000      549,038
     7.125%, 5/01/05 .........................................................................       3,645,000    3,717,864
     7.75%, 5/01/13 ..........................................................................       2,240,000    2,284,845
     Naples Heritage CDD, Capital Improvement Revenue, 6.15%, 11/01/01 .......................       9,075,000    9,227,460
     North Broward Hospital District Revenue, Refunding and Improvement,
      MBIA Insured, 5.75%, 1/15/27 ...........................................................      20,000,000   21,230,800
     North Springs ID,
     Special Assessment Revenue, Parkland Isles Project, Series A, 7.00%, 5/01/19 ............       1,300,000    1,344,057
     Special Assessment Revenue, Parkland Isles Project, Series B, 6.25%, 5/01/05 ............       3,785,000    3,842,154
     Water Management, Series A, 8.20%, 5/01/24 ..............................................       1,940,000    2,114,328
     Water Management, Series B, 8.30%, 5/01/24 ..............................................       1,705,000    1,857,700
     Northwood CDD, Special Assessment Revenue,
     6.40%, 5/01/02 ..........................................................................       3,085,000    3,148,027
     Series A, 7.125%, 5/01/00 ...............................................................         595,000      602,277
     Series B, 7.60%, 5/01/17 ................................................................       1,575,000    1,647,371
     Palm Beach County Health Facilities Authority Revenue,
     Abbey del Ray Project, Refunding, 8.25%, 10/01/15 .......................................       6,000,000    6,610,140
 c   Palm Beach County Solid Waste IDR, Okeelanta Power,
      L. P. Project, Series A, 6.85%, 2/15/21 ................................................      27,000,000   21,060,000
     Pelican Marsh CDD, Special Assessment Revenue,
     Refunding, Series A, 5.00%, 5/01/11 .....................................................       7,245,000    7,530,598
     Refunding, Series A, 5.50%, 5/01/16 .....................................................       4,370,000    4,537,939
     Refunding, Series B, 5.25%, 5/01/09 .....................................................         725,000      753,217
     Series A, Pre-Refunded, 8.25%, 5/01/99 ..................................................         215,000      221,499
     Series A, Pre-Refunded, 8.25%, 5/01/00 ..................................................         230,000      246,808
     Series A, Pre-Refunded, 8.25%, 5/01/01 ..................................................         250,000      278,085
     Series A, Pre-Refunded, 8.25%, 5/01/02 ..................................................         270,000      309,987
     Series A, Pre-Refunded, 8.25%, 5/01/03 ..................................................         295,000      348,221
     Series A, Pre-Refunded, 8.25%, 5/01/04 ..................................................         315,000      381,840
     Series A, Pre-Refunded, 8.25%, 5/01/16 ..................................................       6,590,000    8,025,895
     Series C, 7.00%, 5/01/19 ................................................................      13,460,000   13,940,926
     Series D, 6.95%, 5/01/19 ................................................................       8,185,000    8,478,187
     Pembroke Pines Florida, Capital Improvement Revenue,
      AMBAC Insured, 5.95%, 10/01/20 .........................................................       1,225,000    1,336,500
     Piney-Z CDD, Capital Improvement Revenue,
     Series A, 7.25%, 5/01/19 ................................................................         995,000    1,019,338
     Series B, 6.50%, 5/01/02 ................................................................       6,320,000    6,335,547
     Port Orange Lease Finance Corp., Recreation Facilities
      Lease Revenue, Pre-Refunded, 8.75%, 10/01/12 ...........................................       2,300,000    2,470,315
     Reserve CDD, Utility Revenue, Refunding, Series A, 6.625%, 12/01/22 .....................       4,400,000    4,414,432
     River Ridge CDD, Improvement Revenue, 5.75%, 5/01/08 ....................................       4,000,000    3,970,440
     Riverwood Community Development, Special AD, Series A,
     6.75%, 5/01/04 ..........................................................................       3,845,000    4,030,060
     7.75%, 5/01/14 ..........................................................................       1,330,000    1,410,452
     Santa Rosa County Health Facilities Authority Revenue, Gulf Breeze Hospital, Inc., Refunding,
     8.60%, 10/01/02 .........................................................................         195,000      199,360
     Pre-Refunded, 8.70%, 10/01/14 ...........................................................         835,000      855,032
     St. Lucie County Florida, Reserve CDD, Storm Water Management, 8.25%, 5/01/14 ...........       4,595,000    4,901,257
     St. Lucie West Services District,
     Capital Improvement Revenue, Lake Charles Project, 6.375%, 8/01/02 ......................       3,135,000    3,148,292
     Florida Water Management Benefit Tax, 7.70%, 5/01/25 ....................................       4,945,000    5,187,354
     St. Lucie West Services District Revenue, Port St. Lucie, Refunding,
     7.875%, 5/01/20 .........................................................................      19,785,000   21,048,470
     8.25%, 12/01/23 .........................................................................      22,990,000   24,840,235
     Sumter County, IDA, IDR, Little Sumter Utility Co. Project,
     6.75%, 10/01/27 .........................................................................       2,950,000    2,963,039
     7.25%, 10/01/27 .........................................................................       4,200,000    4,290,384

     Florida (cont.)
     Sunrise Utilities System Revenue, Series A, AMBAC Insured, Pre-Refunded, 5.90%, 10/01/18      $ 4,500,000  $ 5,051,475
     Tampa Capital Improvement Program Revenue,
     Custodial Receipts, Series A, 5.805%, 10/01/18 ..........................................       8,900,000    8,962,745
     Series A, 8.25%, 10/01/18 ...............................................................       3,085,000    3,094,718
     Tampa Revenue, Aquarium, Inc. Project, Pre-Refunded, 7.55%, 5/01/12 .....................       9,300,000   10,618,740
     Village Center CDD, Recreational Revenue,
     Sub Series B, 8.25%, 1/01/17 ............................................................       2,790,000    2,987,839
     Sub Series C, 7.375%, 1/01/19 ...........................................................       2,670,000    2,696,113
     Village Community Development, District No. 1, Capital Improvement Revenue,
     6.75%, 5/01/02 ..........................................................................         335,000      348,571
     8.40%, 5/01/12 ..........................................................................       1,160,000    1,244,668
     8.00%, 5/01/15 ..........................................................................       3,365,000    3,567,472
                                                                                                              -------------
                                                                                                                433,323,518
                                                                                                              -------------
     Georgia .4%
     Chatham County Hospital Authority Revenue, Memorial
     Medical Center, Refunding and Improvement, Series A, AMBAC Insured,
 5.70%, 1/01/19 ..............................................................................      10,000,000   10,600,000
     Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue,
     Second Indenture, Refunding, Series A, MBIA Insured,
 5.625%, 7/01/20 .............................................................................      15,000,000   15,863,100
     Tift County IDAR, Beverly Enterprises, 10.125%, 9/01/10 .................................       1,270,000    1,406,804
                                                                                                              -------------
                                                                                                                 27,869,904
                                                                                                              -------------
     Hawaii .2%
     Hawaii Department of Transportation Special Revenue,
      Continental Airlines, Inc., 9.70%, 6/01/20 .............................................       6,500,000    7,069,985
     Hawaii State Special AD No. 17, AMBAC Insured, 9.50%, 8/01/11 ...........................       4,640,000    4,929,258
     Hawaiian Home Lands Department Revenue, 7.60%, 7/01/08 ..................................       1,315,000    1,427,222
                                                                                                              -------------
                                                                                                                 13,426,465
                                                                                                              -------------
     Idaho .4%
     Nez Perce County, Potlatch Corp. Project, Refunding, 6.00%, 10/01/24  ...................      22,360,000   24,093,794
                                                                                                              -------------
     Illinois 6.0%
     Alton Hospital Facilities Revenue, St. Anthony's Health Center
      Project, Refunding, Pre-Refunded, 8.375%, 9/01/14 ......................................       8,655,000    9,224,845
     Aurora MFR, Fox Valley Two-Oxford Limited Development,
      Refunding, Series, A, GNMA Secured, 6.125%, 2/20/32 ....................................       5,635,000    5,958,167
     Bryant PCR, Central Illinois Light Co. Project, Refunding,
      MBIA Insured, 5.90%, 8/01/23 ...........................................................      11,000,000   11,539,220
     Chicago O'Hare Airport Special Facility Revenue,
     American Airlines, Inc. Project, Refunding, 8.20%, 12/01/24 .............................       7,830,000    9,452,454
     United Airlines, Inc., Series A, 8.85%, 5/01/18 .........................................      14,840,000   16,564,705
     United Airlines, Inc., Series B, 8.85%, 5/01/18 .........................................       3,540,000    3,951,419
     Chicago Wastewater Transmission Revenue, MBIA Insured,
      Pre-Refunded, 6.375%, 1/01/24 ..........................................................       4,780,000    5,439,927
     Cook County, Refunding, Series A, MBIA Insured, 5.625%, 11/15/22 ........................      22,875,000   24,288,446
     Illinois Development Finance Authority Revenue, Provena Health,
      Series A, MBIA Insured, 5.50%, 5/15/21 .................................................      10,500,000   10,819,095
     Illinois Development Financial Authority PCR, Commonwealth
      Edison Co. Project, Refunding, 7.25%, 6/01/11 ..........................................       7,000,000    7,573,370
     Illinois Educational Facilities Authority Revenue, Osteopathic Health Systems,
     ETM, 7.125%, 5/15/11 ....................................................................       2,330,000    2,585,275
     Pre-Refunded, 7.25%, 5/15/22 ............................................................       7,000,000    7,684,320
     Illinois Health Facilities Authority Revenue,
     Bensenville Home Society, Series B, Pre-Refunded, 8.20%, 2/15/19 ........................       3,000,000    3,121,080
     Northwestern Medical Center, Pre-Refunded, 6.625%, 11/15/25 .............................       6,500,000    7,491,120
     Rush Presbyterian Hospital, Refunding, Series A, MBIA Insured, 6.25%, 11/15/20 ..........       9,000,000    9,932,580
     Sarah Bush Lincoln Health Center, Pre-Refunded, 7.25%, 5/15/12 ..........................       2,000,000    2,265,500
     Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 ...................       3,370,000    3,644,453
     Servantcor, Series B, Pre-Refunded, 7.875%, 8/15/19 .....................................       3,000,000    3,177,510
     St. Elizabeth's Hospital, 6.25%, 7/01/16 ................................................       1,215,000    1,318,068
     St. Elizabeth's Hospital, 6.375%, 7/01/26 ...............................................       6,695,000    7,302,705
     Thorek Hospital and Medical Center, Refunding, 5.25%, 8/15/18 ...........................       5,125,000    4,970,789
     Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 ..........................       8,595,000    8,315,405
     Westlake Community Hospital, Refunding, 7.875%, 1/01/13 .................................       3,000,000    3,092,760

     Illinois (cont.)
     Metropolitan Pier and Exposition Authority, Hospitality Facilities Revenue,
      McCormick Place Convention,
     5.75%, 7/01/06 ..........................................................................     $ 1,650,000  $ 1,755,584
     6.25%, 7/01/17 ..........................................................................      11,000,000   12,007,710
     7.00%, 7/01/26 ..........................................................................       7,500,000    9,499,425
     Robbins Resource Recovery Revenue Partners,
     Series A, 8.375%, 10/15/10 ..............................................................       8,000,000    7,920,000
     Series A, 8.375%, 10/15/16 ..............................................................     137,675,000  136,298,250
     Series B, 8.375%, 10/15/16 ..............................................................      47,200,000   46,728,000
     Sterling Illinois First Mortgage Revenue, Hoosier Care Project,
      Series A, 9.75%, 8/01/19 ...............................................................       1,275,000    1,338,890
                                                                                                              -------------
                                                                                                                385,261,072
                                                                                                              -------------
     Indiana .3%
     Crawfordsville Industrial EDR, Kroger Co., Refunding, 7.70%, 11/01/12  ..................       5,000,000    5,708,300
     Duneland School Building Corp., First Mortgage, MBIA Insured, 5.50%, 8/01/17 ............       4,060,000    4,259,021
     Indiana Health Facility Financing Authority, Hospital Revenue,
     Hancock Memorial Hospital Project, Pre-Refunded, 8.30%, 8/15/20 .........................       3,000,000    3,308,880
     Jackson County Scheck Memorial Hospital, Refunding, 5.125%, 2/15/17 .....................       1,500,000    1,471,020
     Indiana State Educational Facilities Authority Revenue,
      Anderson University Project, 8.40%, 10/01/08 ...........................................       1,000,000    1,023,110
     White River Elementary Building Corp., First Mortgage,
      AMBAC Insured, 5.00%, 7/15/16 ..........................................................       1,000,000    1,002,520
                                                                                                              -------------
                                                                                                                 16,772,851
                                                                                                              -------------
     Kansas .1%
     Prairie Village Revenue, Claridge Court Project, Series A, 8.75%, 8/15/23  ..............       5,730,000    6,353,997
                                                                                                              -------------
     Kentucky .8%
     Adair County Public Hospital District Corp. Revenue, Refunding and Improvement,
      5.40%, 1/01/12 .........................................................................         460,000      467,921
      5.70%, 1/01/19 .........................................................................       1,100,000    1,114,564
     Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Project,
     8.10%, 12/01/15 .........................................................................      11,000,000   11,679,580
     Series A, 7.50%, 2/01/20 ................................................................      11,230,000   12,371,417
     Series B, 7.25%, 2/01/22 ................................................................       3,595,000    3,938,394
     Kentucky Economic Development Financing Authority, Hospital
      System Revenue, Appalachian Regional Health Center, Refunding and
      Improvement, 5.875%, 10/01/22 ..........................................................       7,835,000    8,151,926
     Powderly IDR, First Mortgage Revenue, Kroger Co., Refunding, 7.375%, 9/01/06 ............         830,000      934,157
     Russell Health System Revenue,
     8.10%, 7/01/15 ..........................................................................       3,230,000    3,915,600
     Franciscan Health Center, Series B, 8.10%, 7/01/01 ......................................       1,100,000    1,190,277
     Our Lady of Bellefonte, Refunding, 5.50%, 7/01/15 .......................................       1,000,000    1,026,220
     Pre-Refunded, 8.10%, 7/01/15 ............................................................       4,270,000    5,399,629
     Stanford Health Facilities Revenue, Beverly Project, Refunding, 10.375%, 11/01/09 .......         900,000    1,006,821
                                                                                                              -------------
                                                                                                                 51,196,506
                                                                                                              -------------
     Louisiana 2.6%
     Calcasieu Parish Public Trust Authority, Mortgage Revenue,
      Refunding, Series A, 7.75%, 6/01/12 ....................................................       1,725,000    1,842,283
     Iberville Parish Consolidated School District No. 5, GO, Unlimited Tax,
      Pre-Refunded, 8.00%, 10/01/06 ..........................................................         705,000      721,476
     Iberville Parish PCR, Entergy Gulf States, Inc. Project, Refunding, 5.70%, 1/01/14 ......      15,500,000   15,743,660
     Lake Charles Harbor & Terminal District Port Facilities Revenue,
      Trunkline Co. Project, Refunding, 7.75%, 8/15/22 .......................................      35,000,000   40,133,100
     Louisiana Public Facilities Authority Revenue, Xavier University of
      Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/17 .............................       5,000,000    5,108,950
     Pointe Coupee Parish, PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 .       4,850,000    5,225,536
     St. Charles Parish PCR, Louisiana Power and Light Co. Project,
     8.25%, 6/01/14 ..........................................................................      25,500,000   26,933,610
     8.00%, 12/01/14 .........................................................................      13,525,000   14,460,389
     St. Tammany Public Trust Financing Authority Revenue
     , Christwood Project, Refunding, 5.70%, 11/15/28 ........................................       4,000,000    3,909,480
     West Feliciana Parish PCR,
     Gulf States, 5.80%, 4/01/16 .............................................................      19,600,000   20,031,984
     Gulf States, Series D, 5.80%, 12/01/15 ..................................................       4,000,000    4,084,520

     Louisiana (cont.)
     West Feliciana Parish PCR, (cont.)
     Gulf States Utilities Co. Project, Refunding, 8.00%, 12/01/24 ...........................    $ 17,200,000 $ 18,274,656
     Series A, 7.50%, 5/01/15 ................................................................       8,740,000    9,787,314
                                                                                                              -------------
                                                                                                                166,256,958
                                                                                                              -------------
     Maine .7%
     Maine State Finance Authority Solid Waste Disposal Revenue,
      Boise Cascade Corp. Project, 7.90%, 6/01/15 ............................................       5,000,000    5,325,300
     Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ....................       4,800,000    5,270,640
     Skowhegan PCR, S.D. Warren Co.,
     Series A, 6.65%, 10/15/15 ...............................................................      24,570,000   26,428,721
     Series B, 6.65%, 10/15/15 ...............................................................       4,940,000    5,313,711
                                                                                                              -------------
                                                                                                                 42,338,372
                                                                                                              -------------
     Maryland .6%
     Gaithersburg Hospital Facilities Revenue, Shady Grove Hospital, Refunding and Improvement,
     FSA Insured, 6.00%, 9/01/21 .............................................................       5,000,000    5,412,250
     Series B, 8.50%, 9/01/03 ................................................................       4,510,000    5,297,897
     Series B, 8.50%, 9/01/07 ................................................................       5,340,000    6,724,876
     Series B, Pre-Refunded, 8.50%, 9/01/22 ..................................................       3,550,000    4,213,850
     Maryland State CDA, Department of Housing and Community
     Development, Series A, 5.875%, 7/01/16 ..................................................       3,975,000    4,245,976
     Takoma Park, Hospital Facilities Revenue, Washington
     Adventist Hospital Project, Series B, 8.50%,
     9/01/03 .................................................................................       4,700,000    5,521,090
     9/01/07 .................................................................................       6,975,000    8,783,897
                                                                                                              -------------
                                                                                                                 40,199,836
                                                                                                              -------------
     Massachusetts 1.4%
     Bay Transit Authority, General Transportation System, Series A, 7.00%, 3/01/21   ........       2,000,000    2,530,240
     Cape Cod Health Systems, Massachusetts Industry Finance Authority,
      Pre-Refunded, 8.50%, 11/15/20 ..........................................................       4,500,000    5,038,020
     Massachusetts Municipal Wholesale, Electric Co. Power Supply System Revenue,
     Series A, 6.75%, 7/01/11 ................................................................       4,435,000    4,793,126
     Series B, 6.75%, 7/01/17 ................................................................       3,170,000    3,416,753
     Massachusetts State Health and Educational Facility Authority Revenue,
     Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 .........................       5,000,000    5,452,850
     Framingham, Union Hospital, Pre-Refunded, 8.50%, 7/01/10 ................................       1,910,000    2,105,431
     Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 .....................       9,000,000    9,210,780
     Saint Memorial Medical Center, Refunding, Series A, 5.75%, 10/01/06 .....................       3,250,000    3,272,328
     Saint Memorial Medical Center, Refunding, Series A, 6.00%, 10/01/23 .....................       5,735,000    5,774,055
     Massachusetts State Industrial Finance Agency, Semass Project,
     Series A, 9.00%, 7/01/15 ................................................................      15,490,000   17,415,097
     Series B, 9.25%, 7/01/15 ................................................................      20,470,000   23,088,727
     Massachusetts State Turnpike Authority, Metropolitan Highway
      System Revenue, Sub Series B, MBIA Insured, 5.25%, 1/01/29 .............................       6,625,000    6,724,773
                                                                                                              -------------
                                                                                                                 88,822,180
                                                                                                              -------------
     Michigan 1.9%
     City of Cadillac, Local Development Financial Authority,
     Tax Increment Revenue, Refunding, 8.50%, 3/01/10 ........................................       5,720,000    6,250,187
     Detroit GO,
     City School District, Series A, AMBAC Insured, 5.85%, 5/01/16 ...........................       5,175,000    5,605,405
     Series A, Pre-Refunded, 6.80%, 4/01/15 ..................................................       5,160,000    5,995,456
     Series B, Refunding, 6.375%, 4/01/07 ....................................................       7,535,000    8,333,258
     Series B, Refunding, 6.25%, 4/01/08 .....................................................       3,000,000    3,277,110
     Dickinson County, Memorial Hospital System Revenue, 8.125%, 11/01/24 ....................       4,250,000    4,935,228
     Garden City, Hospital Financing Authority, Hospital Revenue, Refunding,
     5.625%, 9/01/10 .........................................................................       2,000,000    1,999,640
     5.75%, 9/01/17 ..........................................................................       1,000,000    1,000,680
     Kalamazoo Hospital Finance Authority, Hospital Facility Revenue,
      Bronson Methodist, Refunding, MBIA Insured, 5.50%, 5/15/28 .............................       4,180,000    4,329,351

     Michigan (cont.)
     Kent Hospital Finance Authority, Michigan Health Care Revenue,
      Series A, MBIA Insured, Pre-Refunded, 6.125%, 1/15/21 ..................................    $ 11,770,000 $ 13,365,424
     Michigan Higher Education Facilities Authority Revenue,
     Limited Obligation, Calvin College Project, 5.55%, 6/01/17 ..............................       1,000,000    1,011,200
     Michigan State Hospital Finance Authority Revenue,
     Genesys Regional Medical Center, Refunding, Series A, 5.50%, 10/01/27 ...................      16,500,000   16,625,895
     Mercy Health Services, Series Q, AMBAC Insured, 5.375%, 8/15/26 .........................       4,750,000    4,839,680
     Mercy Hospital Services, Series Q, AMBAC Insured, 5.75%, 8/15/16 ........................       9,310,000    9,939,728
     Michigan State Strategic Fund, Limited Obligation Revenue,
     Detroit Edison Co., Pollution Project, Refunding, Series BB, MBIA Insured,
      6.20%, 8/15/25 .........................................................................       7,825,000    8,612,430
     Muskegon, Hospital Finance Authority, Muskegon General
      Hospital, Pre-Refunded, 8.25%, 2/15/11 .................................................       3,500,000    3,790,640
     Tawas City Hospital Finance Authority, Hospital Revenue,
     Tawas St. Joseph's Hospital System, Refunding, Series A,
     5.60%, 2/15/13 ..........................................................................       2,500,000    2,508,300
     5.75%, 2/15/23 ..........................................................................       4,125,000    4,155,814
     Wayne County,
     Downriver Systems Sewer Disposal, Series A, 7.00%, 11/01/13 .............................       1,900,000    2,066,155
     Michigan Building Authority IDA, Pre-Refunded, 8.00%, 3/01/17 ...........................       4,500,000    5,180,715
     South Huron Valley Wastewater Control, Refunding, 7.875%, 5/01/02 .......................       2,640,000    2,797,925
     Wyandotte Tax Increment Finance Authority, Central Development
     Area Project, Pre-Refunded, 7.875%,
     6/01/09 .................................................................................         500,000      520,880
     6/01/10 .................................................................................         500,000      520,880
                                                                                                              -------------
                                                                                                                117,661,981
                                                                                                              -------------
     Minnesota 2.3%
     Agricultural and EDR, Health Care System, Fairview Hospital,
      Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 .....................................      23,380,000   25,306,278
     Burnsville Solid Waste Revenue, Freeway Transfer, Inc. Project, 9.00%,
     10/01/00 ................................................................................         305,000      327,463
     4/01/10 .................................................................................       1,500,000    1,626,600
     Duluth Minnesota, Commercial Development Revenue,
      Duluth Radisson Hotel Project, Refunding, 8.00%, 12/01/15 ..............................       5,000,000    4,267,100
     International Falls PCR, Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/22 ........       4,850,000    4,950,735
     Maplewood Health Care Facility Revenue, Health East Project, 5.95%, 11/15/06 ............       2,200,000    2,320,582
     Minneapolis CDA, Limited Tax, Supported Development Revenue,
     Series 2, 8.40%, 12/01/12 ...............................................................       2,890,000    2,975,082
     Series 3-A, 8.375%, 12/01/19 ............................................................         600,000      655,830
     Minnesota State HFA, Rental Housing, Refunding, Series D,
      MBIA Insured, 5.95%, 2/01/18 ...........................................................       3,490,000    3,693,118
     Northfield First Mortgage Nursing Home Revenue, Minnesota
      Odd Fellows Home Project, 8.75%, 10/01/03 ..............................................       1,015,000    1,037,147
     Northwest Multi-County RDA, Governmental Housing Revenue
      Pooled Housing Project, 7.40%, 7/01/26 .................................................       5,165,000    4,390,250
     Robbinsdale, MFHR, Copperfield Phase II Apartments, Refunding, 9.00%, 3/01/25 ...........       4,110,000    4,266,344
     Rochester Health Care Facilities Revenue, Mayo Foundation,
      Series A, 5.50%, 11/15/27 ..............................................................      15,000,000   15,697,650
 e   South Central Multi-County Housing and RDA, Pooled Housing, 8.00%, 2/01/25 ..............      10,000,000    5,700,000
     St. Cloud, IDR, Nahan Printing, 9.75%, 6/01/20 ..........................................       5,785,000    6,352,104
     St. Paul Housing and RDA, Housing Tax, 8.625%, 9/01/07 ..................................       1,345,000    1,492,304
     St. Paul Port Authority, IDR,
     SDA Enterprises, Series K, 10.25%, 10/01/10 .............................................       1,095,000    1,102,063
     Series 2, 7.50%, 10/01/09 ...............................................................          40,000       40,400
     Series A-I, 8.50%, 12/01/01 .............................................................         850,000      845,257
     Series A-I, 9.00%, 12/01/02 .............................................................         260,000      263,289
     Series A-I, 9.00%, 12/01/12 .............................................................       4,300,000    4,088,053
     Series A-II, 8.50%, 12/01/01 ............................................................         835,000      830,341
     Series A-II, 9.00%, 12/01/02 ............................................................         255,000      258,226
     Series A-II, 9.00%, 12/01/12 ............................................................       4,235,000    4,026,257
     Series A-III, 8.50%, 12/01/01 ...........................................................         875,000      870,118
     Series A-III, 9.00%, 12/01/02 ...........................................................         265,000      268,352
     Series A-III, 9.00%, 12/01/12 ...........................................................       4,430,000    4,211,645
     Series A-IV, 8.50%, 12/01/01 ............................................................         670,000      666,261
     Series A-IV, 9.00%, 12/01/02 ............................................................         205,000      207,593
     Series A-IV, 9.00%, 12/01/12 ............................................................       3,375,000    3,208,646
     Series C, 10.00%, 12/01/01 ..............................................................         860,000      872,582
     Series C, 10.00%, 12/01/02 ..............................................................         715,000      725,460
     Minnesota (cont.)
     St. Paul Port Authority, IDR, (cont.)
     Series C, 10.00%, 12/01/06 ..............................................................     $ 2,930,000  $ 2,959,359
     Series C, 9.875%, 12/01/08 ..............................................................       3,100,000    3,128,551
     Series F, 10.25%, 10/01/98 ..............................................................          60,000       60,028
     Series F, 10.25%, 10/01/99 ..............................................................          65,000       65,649
     Series F, 8.00%, 9/01/00 ................................................................          25,000       24,933
     Series F, 10.25%, 10/01/00 ..............................................................          70,000       70,711
     Series F, 8.00%, 9/01/01 ................................................................          25,000       25,022
     Series F, 10.25%, 10/01/01 ..............................................................          80,000       80,815
     Series F, 8.00%, 9/01/02 ................................................................          25,000       25,104
     Series F, 10.25%, 10/01/02 ..............................................................          90,000       90,904
     Series F, 8.00%, 9/01/19 ................................................................       1,025,000      874,766
     Series I, 10.75%, 12/01/00 ..............................................................          15,000       15,291
     Series I, 10.75%, 12/01/01 ..............................................................          15,000       15,404
     Series I, 10.75%, 12/01/02 ..............................................................          15,000       15,393
     Series J, 9.50%, 12/01/01 ...............................................................          80,000       81,670
     Series J, 9.50%, 12/01/02 ...............................................................          95,000       96,874
     Series J, 9.50%, 12/01/11 ...............................................................       1,325,000    1,310,915
     Series L, 9.50%, 12/01/01 ...............................................................          40,000       40,835
     Series L, 9.75%, 12/01/01 ...............................................................          25,000       25,518
     Series L, 9.50%, 12/01/02 ...............................................................          45,000       45,888
     Series L, 9.75%, 12/01/02 ...............................................................          30,000       30,584
     Series L, 9.50%, 12/01/14 ...............................................................       1,025,000    1,013,049
     Series L, 9.75%, 12/01/14 ...............................................................       1,530,000    1,537,329
     Series N, 10.00%, 12/01/01 ..............................................................          65,000       66,303
     Series N, 10.75%, 10/01/02 ..............................................................       1,300,000    1,313,234
     Series N, 10.00%, 12/01/02 ..............................................................          65,000       66,251
     Series N, 10.00%, 12/01/14 ..............................................................       1,405,000    1,411,646
     Series S, 9.625%, 12/01/01 ..............................................................          55,000       55,072
     Series S, 9.625%, 12/01/02 ..............................................................          60,000       60,050
     Series S, 9.625%, 12/01/14 ..............................................................       1,280,000    1,278,080
     Series T, 9.625%, 12/01/01 ..............................................................          30,000       30,624
     Series T, 9.625%, 12/01/02 ..............................................................          35,000       35,686
     Series T, 9.625%, 12/01/14 ..............................................................         910,000      908,635
     St. Paul Port Authority Commercial Development,
      Theole Printing Project, 9.00%, 10/01/21 ...............................................         580,000      610,421
     St. Paul Port Authority Energy Park, Tax Increment Revenue,
      Refunding, Pre-Refunded, 8.00%, 12/01/07 ...............................................       4,265,000    4,396,746
     St. Paul Port Authority Lease Revenue, Mears Park Center Project, 6.50%,
     6/01/16 .................................................................................       5,040,000    5,145,638
     6/01/26 .................................................................................      10,660,000   10,883,434
                                                                                                              -------------
                                                                                                                145,439,542
                                                                                                              -------------
     Mississippi 1.2%
     Claiborne County PCR,
     Middle South Energy, Inc. Project, Series A, 9.50%, 12/01/13 ............................      10,680,000   11,130,055
     Middle South Energy, Inc. Project, Series B, 8.25%, 6/01/14 .............................       9,750,000   10,272,795
     Middle South Energy, Inc. Project, Series C, 9.875%, 12/01/14 ...........................      10,000,000   10,430,400
     Middle South Energy, Inc. Project, System
     Energy Residential Income Project, 6.20%, 2/01/26 .......................................      33,295,000   34,457,994
     System Energy Resources Inc., Refunding, 7.30%, 5/01/25 .................................       2,500,000    2,640,500
     Corinth & Alcorn County Hospital Revenue,
      Magnolia Regional Health Center Project,
     Refunding, Series A, 5.50%, 10/01/21 ....................................................       1,000,000    1,001,650
     Series B, 5.50%, 10/01/21 ...............................................................       4,000,000    4,006,600
     Lowndes County, Golden Triangle Medical Center, 8.50%, 2/01/10 ..........................       4,250,000    4,537,045
                                                                                                              -------------
                                                                                                                 78,477,039
                                                                                                              -------------
     Missouri 1.3%
     Lake of the Ozarks Community Bridge Corp., Bridge System Revenue,
     Pre-Refunded, 6.25%, 12/01/16 ...........................................................       1,000,000    1,155,730
     Pre-Refunded, 6.40%, 12/01/25 ...........................................................       3,000,000    3,509,760
     Missouri (cont.)
     Lake of the Ozarks Community Bridge Corp., Bridge System Revenue, (cont.)
     Refunding, 5.25%, 12/01/20 ..............................................................     $ 6,280,000  $ 6,048,205
     Refunding, 5.25%, 12/01/26 ..............................................................       6,375,000    6,068,363
     Missouri Health and Educational Facilities Authority,
     Health Facility Marshall, IDA, John Fitzgibbons Hospital, Pre-Refunded,
      10.00%, 5/01/20 ........................................................................       8,600,000    9,630,624
     Missouri State Health and Educational Facilities Authority Revenue,
      Heartland Health, Refunding and Improvement, 8.125%, 10/01/10 ..........................       7,300,000    7,725,736
     Newton County IDA, Health Facilities Revenue, Beverly Enterprises,
      10.375%, 11/01/08 ......................................................................       1,390,000    1,501,353
     Perry Co., Perry Memorial Hospital, 9.125%, 6/01/11 .....................................       1,600,000    1,739,216
     St. Louis County IDA, Kiel Center, Refunding,
     7.625%, 12/01/09 ........................................................................       8,000,000    8,822,640
     7.75%, 12/01/13 .........................................................................       5,175,000    5,710,664
     7.875%, 12/01/24 ........................................................................       6,000,000    6,625,080
     St. Louis Municipal Financial Corp. Leasehold Revenue,
     City Justice Center, Refunding, Series A, AMBAC Insured, 5.95%, 2/15/16 .................       8,640,000    9,411,379
     Refunding, Series A, 6.00%, 7/15/13 .....................................................      14,250,000   15,009,383
                                                                                                              -------------
                                                                                                                 82,958,133
                                                                                                              -------------
     Montana .3%
     Montana State Board of Housing, SFM,
     Senior Bonds, Series B-2, 8.90%, 10/01/00 ...............................................         180,000      185,121
     Sub Series A, FHA Insured, 8.275%, 10/01/03 .............................................         475,000      501,225
     Montana State Board of Investments, Resource Recovery Revenue,
      Yellowstone Energy Project, 7.00%, 12/31/19 ............................................      19,760,000   20,133,069
                                                                                                              -------------
                                                                                                                 20,819,415
                                                                                                              -------------
     Nebraska .6%
     Douglas County, Hospital No. 1, Authority Revenue, 5.25%, 9/01/21  ......................       3,670,000    3,728,243
     Kearney IDR, Great Platte River Road, 6.75%,
     1/01/23 .................................................................................       9,000,000    8,903,520
     1/01/28 .................................................................................       6,500,000    6,393,205
     Lancaster County Hospital Authority No.1, Hospital Revenue,
      Bryan Memorial Hospital Project, Series A, MBIA Insured,
      5.375%, 6/01/19 ........................................................................       5,465,000    5,628,731
     Nebraska Investment Financing Authority, Health Facilities Revenue,
      Children's Healthcare Services, AMBAC Insured, 5.50%, 8/15/27 ..........................       8,000,000    8,352,400
     Scotts Bluff County, Hospital No. 1, Hospital Revenue, 6.375%, 12/15/08 .................       2,100,000    2,253,153
                                                                                                              -------------
                                                                                                                 35,259,252
                                                                                                              -------------
     Nevada 3.6%
     Clark County IDR,
     Nevada Power Co. Project, Refunding, Series C, 5.50%, 10/01/30 ..........................      38,400,000   38,559,360
     Nevada Power Co. Project, Series A, 5.60%, 10/01/30 .....................................      23,900,000   24,062,281
     Nevada Power Co. Project, Series A, 5.90%, 11/01/32 .....................................       9,325,000    9,565,865
     Southwest Gas Corp., Series A, 6.50%, 12/01/33 ..........................................      13,775,000   14,989,266
     Clark County Special ID No. 108, Summerlin, 6.625%, 2/01/17 .............................       7,550,000    7,793,035
     Henderson Local Improvement,
     District No. T-1, Series A, 8.50%, 8/01/13 ..............................................      22,890,000   24,762,173
     District No. T-2, 9.50%, 8/01/11 ........................................................       5,725,000    5,919,650
     District No. T-4, Series A, 8.50%, 11/01/12 .............................................       9,675,000   10,132,724
     District No. T-4, Series B, 7.30%, 11/01/12 .............................................       4,720,000    4,876,846
     District No. T-10, 7.50%, 8/01/15 .......................................................       7,295,000    7,543,760
     District No. T-12, Refunding, Series A, 7.375%, 8/01/18 .................................      49,995,000   50,117,988
     Las Vegas Downtown RDA, Tax Increment Revenue, ..........................................
     Fremont Street Project, Series A, 6.10%, 6/15/14 ........................................       3,500,000    3,697,435
     Las Vegas Special ID,
     No. 404, 5.85%, 11/01/09 ................................................................       3,430,000    3,509,267
     No. 505, Elkhorn Springs, 8.00%, 9/15/13 ................................................       7,615,000    7,847,258
     No. 707, 6.60%, 6/01/05 .................................................................       1,000,000    1,035,610
     No. 707, 6.70%, 6/01/06 .................................................................       1,235,000    1,279,275
     No. 707, 6.80%, 6/01/07 .................................................................       1,805,000    1,870,142
     No. 707, 7.10%, 6/01/16 .................................................................       8,000,000    8,294,480

     Nevada (cont.)
     Nevada Housing Division, SF Program, Subordinated, FI/GML,
     Series A, 9.30%, 10/01/00 ...............................................................       $ 115,000    $ 118,635
     Series A-1, 8.75%, 10/01/04 .............................................................         235,000      251,464
     Series A-2, 9.375%, 10/01/00 ............................................................         130,000      134,294
     Series A-2, 8.65%, 10/01/01 .............................................................         290,000      298,094
     Series A-3, 9.20%, 10/01/00 .............................................................         145,000      149,311
     Series B, 9.50%, 10/01/01 ...............................................................         225,000      235,069
     Series B-1, 7.90%, 10/01/05 .............................................................         590,000      625,595
     Series C-1, 7.55%, 10/01/05 .............................................................         755,000      802,859
     Nevada Housing Finance Division Subordinate,
     Series B-2, 9.65%, 10/01/02 .............................................................         175,000      181,974
     Series C-1, 9.60%, 10/01/02 .............................................................         250,000      253,765
                                                                                                              -------------
                                                                                                                228,907,475
                                                                                                              -------------
     New Hampshire 2.1%
     New Hampshire Higher Education and Health Facility Authority Revenue,
     Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 .................................       1,300,000    1,338,259
     Hillcrest Terrace, 7.50%, 7/01/24 .......................................................      18,750,000   19,581,000
     Kendal at Hanover Project, Pre-Refunded, 8.00%, 10/01/19 ................................       9,450,000   10,070,298
     New Hampshire IDA, PCR, Public Service Co.,
     Project A, 7.65%, 5/01/21 ...............................................................      10,970,000   11,701,370
     Project C, 7.65%, 5/01/21 ...............................................................      34,635,000   36,944,115
     New Hampshire State Business Finance Authority, PCR,
     Public Service Co., Refunding, Series D, 6.00%, 5/01/21 .................................      28,000,000   28,725,760
     Public Service Co., Refunding, Series E, 6.00%, 5/01/21 .................................      21,800,000   22,365,056
     United Illuminating Co., Refunding, Series A, 5.875%, 10/01/33 ..........................       3,000,000    3,079,200
                                                                                                              -------------
                                                                                                                133,805,058
                                                                                                              -------------
     New Jersey .3%
     New Jersey EDA, First Mortgage, Keswick Pines, Refunding, 5.75%, 1/01/24  ...............       1,500,000    1,501,095
     New Jersey Health Care Facilities, Financing Authority Revenue,
     Lutheran Home, Series A, 8.40%, 7/01/19 .................................................       2,100,000    2,175,999
     Zurbrugg Memorial Hospital, Series C, 8.50%, 7/01/12 ....................................       3,165,000    3,153,954
     New Jersey State Housing and Mortgage Finance Agency,
      MFHR, Refunding, Series A, AMBAC Insured,
     6.00%, 11/01/14 .........................................................................       3,000,000    3,219,480
     6.05%, 11/01/20 .........................................................................       5,500,000    5,877,575
                                                                                                              -------------
                                                                                                                 15,928,103
                                                                                                              -------------
     New Mexico 3.0%
     Farmington PCR, San Juan Project,
     Public Service of New Mexico Co., Refunding, Series A, 6.30%, 12/01/16 ..................       4,000,000    4,319,240
     Public Service of New Mexico Co., Refunding, Series A, 5.80%, 4/01/22 ...................      22,000,000   22,633,600
     Public Service of New Mexico Co., Refunding, Series A, 6.40%, 8/15/23 ...................      38,850,000   41,498,016
     Public Service of New Mexico Co., Refunding, Series B, 5.80%, 4/01/22 ...................      19,500,000   20,061,600
     Public Service of New Mexico Co., Refunding, Series C, 5.80%, 4/01/22 ...................      13,900,000   14,300,320
     Public Service of New Mexico Co., Refunding, Series D, 6.375%, 4/01/22 ..................      28,850,000   31,262,149
     Tucson Electric Power Co., Series A, 6.95%, 10/01/20 ....................................      37,000,000   41,669,400
     New Mexico Mortgage Finance Authority, SFM Program,
     Refunding, Series A-1, 7.90%, 7/01/04 ...................................................       1,015,000    1,070,825
     Series A, 9.50%, 9/01/00 ................................................................         170,000      173,398
     Series A, 9.10%, 9/01/03 ................................................................         720,000      767,808
     Series A, FHA Insured, 8.80%, 9/01/01 ...................................................         195,000      201,806
     Series B, 9.30%, 9/01/00 ................................................................          60,000       61,192
     Sub Series A, 9.55%, 9/01/02 ............................................................         575,000      596,459
     Rio Rancho Water and Wastewater Revenue, Series A, 5.90%, 5/15/15 .......................       3,620,000    3,902,505
                                                                                                              -------------
                                                                                                                182,518,318
                                                                                                              -------------

     New York 12.7%
     Long Island Power Authority, Electric Systems Revenue,
      General Series A, 5.25%, 12/01/26 ......................................................    $ 50,470,000 $ 50,597,184
     Metropolitan Transportation Authority, Service Contract,
     Commuter Facilities, Refunding, Series 1, 5.70%, 7/01/24 ................................      10,000,000   10,554,100
     Commuter Facilities, Refunding, Series 5, 6.50%, 7/01/16 ................................       3,860,000    4,138,074
     Commuter Facilities, Refunding, Series 8, 5.50%, 7/01/21 ................................      16,775,000   17,242,352
     Commuter Facilities, Refunding, Series N, 6.80%, 7/01/04 ................................       3,330,000    3,689,740
     Commuter Facilities, Refunding, Series N, 6.90%, 7/01/05 ................................       3,050,000    3,384,463
     Commuter Facilities, Refunding, Series R, 5.50%, 7/01/17 ................................       2,000,000    2,073,840
     Commuter Facilities, Series A, MBIA Insured, 5.625%, 7/01/27 ............................      12,880,000   13,656,406
     Commuter Facilities, Series A, MBIA Insured, 5.875%, 7/01/27 ............................      22,700,000   24,644,482
     Transportation Facilities, Refunding, Series N, 6.80%, 7/01/04 ..........................       2,330,000    2,581,710
     Transportation Facilities, Refunding, Series N, 6.90%, 7/01/05 ..........................       2,470,000    2,740,860
     Transportation Facilities, Refunding, Series N, 7.125%, 7/01/09 .........................       7,830,000    8,764,980
     Transportation Facilities, Refunding, Series P, 5.75%, 7/01/15 ..........................       6,065,000    6,390,630
     Transportation Facilities, Refunding, Series R, 5.50%, 7/01/17 ..........................       5,000,000    5,184,600
     New York City GO,
     Refunding, Series A, 6.125%, 8/01/06 ....................................................      10,190,000   11,197,078
     Refunding, Series A, 6.25%, 8/01/08 .....................................................      10,000,000   11,030,700
     Refunding, Series F, 6.00%, 8/01/11 .....................................................      10,000,000   10,961,000
     Refunding, Series F, 5.25%, 8/01/15 .....................................................      20,580,000   20,879,233
     Refunding, Series F, 5.375%, 8/01/19 ....................................................      41,250,000   41,934,338
     Refunding, Series G, 5.75%, 8/01/10 .....................................................       1,795,000    1,909,754
     Refunding, Series H, 6.25%, 8/01/15 .....................................................      25,000,000   27,612,500
     Refunding, Series H, 6.125%, 8/01/25 ....................................................       5,600,000    6,105,456
     Refunding, Series J, 6.00%, 8/01/21 .....................................................      10,000,000   10,828,400
     Series A, 7.25%, 3/15/20 ................................................................         330,000      350,295
     Series A, 6.25%, 8/01/21 ................................................................         845,000      907,158
     Series B, 6.75%, 10/01/15 ...............................................................          50,000       55,107
     Series B, 7.00%, 2/01/18 ................................................................       4,090,000    4,488,407
     Series B, 7.50%, 2/01/18 ................................................................         385,000      428,547
     Series B, 7.00%, 2/01/19 ................................................................       5,000,000    5,483,700
     Series B, 7.00%, 2/01/20 ................................................................       5,745,000    6,300,771
     Series B, 5.375%, 8/01/22 ...............................................................      13,655,000   13,874,163
     Series B, 6.00%, 8/15/26 ................................................................       4,355,000    4,696,693
     Series B, Pre-Refunded, 6.75%, 10/01/15 .................................................          50,000       55,923
     Series B, Pre-Refunded, 7.00%, 8/15/16 ..................................................      17,070,000   19,842,851
     Series B, Pre-Refunded, 6.00%, 8/15/26 ..................................................         645,000      727,386
     Series B, Sub Series B-1, Pre-Refunded, 7.25%, 8/15/19 ..................................       5,000,000    5,877,700
     Series C, 7.00%, 8/01/17 ................................................................         370,000      410,293
     Series C, 7.25%, 8/15/24 ................................................................         660,000      714,331
     Series C, 5.375%, 11/15/27 ..............................................................       7,450,000    7,558,994
     Series C, 5.50%, 11/15/37 ...............................................................       2,000,000    2,050,280
     Series C, Pre-Refunded, 7.25%, 8/15/24 ..................................................       7,245,000    7,942,476
     Series C, Sub Series C-1, 7.00%, 8/01/16 ................................................          55,000       60,969
     Series C, Sub Series C-1, 7.50%, 8/01/21 ................................................         435,000      489,619
     Series D, 6.00%, 2/15/10 ................................................................      11,600,000   12,536,468
     Series D, 7.70%, 2/01/11 ................................................................         150,000      168,009
     Series D, 7.625%, 2/01/13 ...............................................................         395,000      440,962
     Series D, 7.625%, 2/01/14 ...............................................................         810,000      904,252
     Series D, 7.50%, 2/01/19 ................................................................         330,000      367,102
     Series D, Pre-Refunded, 7.625%, 2/01/13 .................................................           5,000        5,669
     Series E, 6.25%, 2/15/07 ................................................................      10,000,000   11,086,500
     Series E, 7.50%, 2/01/18 ................................................................          45,000       50,090
     Series E, Pre-Refunded, 7.50%, 2/01/18 ..................................................         480,000      542,299
     Series F, 7.625%, 2/01/13 ...............................................................         355,000      396,308
     Series F, 7.625%, 2/01/14 ...............................................................         315,000      351,653
     Series F, 7.625%, 2/01/15 ...............................................................          30,000       33,491
     New York (cont.)
     New York City GO, (cont.)
     Series F, 7.50%, 2/01/21 ................................................................       $ 685,000    $ 762,015
     Series F, Pre-Refunded, 6.625%, 2/15/25 .................................................       8,625,000    9,888,131
     Series G, 6.125%, 10/15/11 ..............................................................      20,480,000   22,853,632
     Series G, 6.20%, 10/15/14 ...............................................................      10,000,000   11,064,800
     Series G, 7.50%, 2/01/22 ................................................................          60,000       66,746
     Series H, 7.20%, 2/01/14 ................................................................         625,000      689,381
     Series H, 7.20%, 2/01/15 ................................................................       1,375,000    1,516,639
     Series H, 7.00%, 2/01/19 ................................................................         750,000      822,555
     Series H, 7.00%, 2/01/20 ................................................................          80,000       87,739
     Series H, 7.00%, 2/01/22 ................................................................          10,000       10,967
     Series H, Pre-Refunded, 7.00%, 2/01/19 ..................................................       1,495,000    1,660,257
     Series H, Pre-Refunded, 7.00%, 2/01/20 ..................................................         200,000      222,448
     Series H, Pre-Refunded, 7.00%, 2/01/22 ..................................................          25,000       27,806
     Series I, 6.25%, 4/15/17 ................................................................      25,370,000   28,108,184
     Series I, 6.25%, 4/15/27 ................................................................       9,750,000   10,693,703
     Series I, Pre-Refunded, 6.25%, 4/15/27 ..................................................      13,170,000   15,093,479
     New York City Health and Hospital Corp. Revenue, Refunding,
     Series A, 6.30%, 2/15/20 ................................................................       8,885,000    9,424,497
     New York City IDA, Civic Facility Revenue, Amboy Corp. Project,
     9.625%, 6/01/15 .........................................................................       6,370,000    6,893,933
 b   New York City IDA, IDR, La Guardia Association L. P. Project,
     Refunding, 6.00%, 11/01/28 ..............................................................       7,500,000    7,524,975
     New York State Dormitory Authority Revenue,
     City University System, 3rd General Residence, Series 2, 6.00%, 7/01/26 .................       6,100,000    6,563,722
     City University System, 3rd General Residence, Series 2,
      Pre-Refunded, 6.00%, 7/01/26 ...........................................................      15,750,000   17,794,665
     City University System, Series 1, 5.375%, 7/01/24 .......................................       5,500,000    5,600,045
     Mental Health Services Facilities, Refunding, Series B, 5.625%, 2/15/21 .................       8,360,000    8,739,460
     Mental Health Services Facilities, Series A, 6.00%, 8/15/17 .............................      11,240,000   12,252,387
     Mental Health Services Facilities, Series A, 5.75%, 2/15/27 .............................       5,000,000    5,298,000
     Second Hospital, St. Agnes Hospital, Series A, 5.30%, 2/15/19 ...........................       4,250,000    4,289,865
     Second Hospital, St. Clare's Hospital, Series B, 5.40%, 2/15/25 .........................       6,500,000    6,566,170
     State University Educational Facilities, 5.50%, 5/15/26 .................................       6,055,000    6,210,069
     State University Educational Facilities, Pre-Refunded, 6.00%, 5/15/18 ...................       5,000,000    5,641,450
     State University Educational Facilities, Refunding, 5.125%, 5/15/27 .....................       3,755,000    3,735,136
     New York State Environmental Facility Corp., PCR, State Water Revenue,
     New York Municipal Water, Refunding, Series A,
      5.875%, 6/15/14 ........................................................................       5,000,000    5,375,800
     New York State HFA,
     Revenue, Refunding, Series A, 5.90%, 11/01/05 ...........................................      12,515,000   13,568,638
     Service Contract Obligation, Revenue, Series A, 6.00%, 3/15/26 ..........................       4,975,000    5,359,617
     Service Contract Obligation, Revenue, Series A, Pre-Refunded, 6.50%, 3/15/25 ............      10,000,000   11,603,700
     Service Contract Obligation, Series A, Pre-Refunded, 7.80%, 9/15/20 .....................       9,715,000   10,674,551
     New York State Local Government Assistance Corp., HFA, Series D,
      Pre-Refunded, 7.80%, 9/15/10 ...........................................................       6,850,000    7,526,575
     New York State Medical Care Facilities Finance Agency Revenue,
     Hospital & Nursing, Series B, 6.95%, 2/15/32 ............................................       3,305,000    3,644,523
     Hospital & Nursing, Series B, Pre-Refunded, 6.95%, 2/15/32 ..............................         695,000      782,348
     Montefiore Medical Center, Insured Mortgage, Series A, AMBAC Insured,
     FHA Guaranteed, 5.75%, 2/15/25 ..........................................................       6,175,000    6,486,467
     New York State Mortgage Agency Revenue, Homeowner Mortgage,
     Series 59, 6.10%, 10/01/15 ..............................................................       2,000,000    2,157,620
     Series 59, 6.15%, 10/01/17 ..............................................................       2,750,000    2,977,453
     Series 61, 5.80%, 10/01/16 ..............................................................       7,100,000    7,512,155
     New York State Urban Development Corp., Corporate Purpose,
     Sub-Lien, Refunding, 5.50%, 7/01/22 .....................................................       7,975,000    8,262,260
     New York State Urban Development Corp. Revenue, Correctional Capital Facilities,
     Series 6, 5.375%, 1/01/25 ...............................................................       5,750,000    5,840,160
     Series 7, 5.70%, 1/01/27 ................................................................      22,750,000   23,814,928
     Port Authority of New York and New Jersey, Special Obligation Revenue,
     2nd Installment, 6.50%, 10/01/01 ........................................................       1,000,000    1,068,400
     3rd Installment, 7.00%, 10/01/07 ........................................................       8,000,000    9,346,640
     4th Installment, Special Project, 6.75%, 10/01/11 .......................................         925,000    1,036,629
     5th Installment, 6.75%, 10/01/19 ........................................................      17,500,000   19,574,800
     New York (cont.)
     Port Authority of New York and New Jersey, Special Obligation Revenue, (cont.)
     Consolidated, 102nd Series, MBIA Insured, 5.75%, 10/15/23 ...............................     $ 5,000,000  $ 5,295,100
     Continental Airlines, Inc., Eastern Project, La Guardia, 9.00%, 12/01/10 ................      10,000,000   11,080,300
     Continental Airport Project, Eastern Project, La Guardia, 9.125%, 12/01/15 ..............      27,650,000   30,709,749
     Warren & Wash Counties IDAR, Resource Recovery, Refunding,
      Series A, 7.90%, 12/15/07 ..............................................................       1,275,000    1,323,514
                                                                                                              -------------
                                                                                                                812,425,129
                                                                                                              -------------
     North Carolina .8%
     Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25  ...........................       2,500,000    2,669,600
     North Carolina Eastern Municipal Power Agency, Power System Revenue,
      Refunding, Series B,
     6.00%, 1/01/14 ..........................................................................      16,000,000   16,822,720
     MBIA Insured, 5.875%, 1/01/21 ...........................................................      20,000,000   21,614,600
     North Carolina HFA, SF, Series II, GNMA Secured, 6.20%,
     3/01/16 .................................................................................       2,915,000    3,144,848
     9/01/17 .................................................................................       1,945,000    2,098,363
     University of North Carolina, Chapel Hill Hospital Revenue, 5.25%, 2/15/26 ..............       6,570,000    6,662,637
                                                                                                              -------------
                                                                                                                 53,012,768
                                                                                                              -------------
     North Dakota .4%
     Mercer County, PCR, Basin Electric Power, Refunding,
     Second Series, AMBAC Insured, 6.05%, 1/01/19 ............................................      24,655,000   26,966,406
                                                                                                              -------------
     Ohio 5.8%
     Allen County Nursing Home, First Mortgage Revenue,
     Volunteers of America Care Facilities Project, 9.00%, 3/01/18 ...........................       2,585,000    2,647,376
     Cleveland Airport Special Revenue, Continental Airlines, Inc. Project,
     9.00%, 12/01/19 .........................................................................      21,235,000   22,989,648
 b   Refunding, 5.70%, 12/01/19 ..............................................................      11,520,000   11,462,630
     Cuyahoga County Hospital Revenue, University Hospitals Health System,
      Refunding, Series B, MBIA Insured, 5.50%, 1/15/16 ......................................      10,065,000   10,544,497
     Dayton Special Facilities Revenue, Emery Air Freight
      Corp./Emery Worldwide Air Inc., Refunding,
     Series A, 5.625%, 2/01/18 ...............................................................       5,000,000    5,150,500
     Series C, 6.05%, 10/01/09 ...............................................................       7,500,000    8,130,075
     Series E, 6.05%, 10/01/09 ...............................................................       4,000,000    4,336,040
     Elyria, FGIC Insured, 5.40%, 12/01/22 ...................................................       2,785,000    2,868,522
     Franklin County Health Care Facilities Revenue, Ohio Presbyterian Retirement Services,
     Refunding, 5.50%, 7/01/17 ...............................................................       3,100,000    3,088,933
     Refunding, 5.50%, 7/01/21 ...............................................................       4,700,000    4,651,402
     Series A, 6.625%, 7/01/13 ...............................................................       1,000,000    1,103,470
     Lorain County Hospital Revenue, Catholic Healthcare Partners,
      Refunding, Series B, MBIA Insured, 5.50%, 9/01/27 ......................................      17,885,000   18,664,965
     Lucas County Health Facilities Revenue, Ohio Presbyterian
      Retirement Services, Refunding, Series A,
     6.625%, 7/01/14 .........................................................................       1,000,000    1,089,400
     6.75%, 7/01/20 ..........................................................................       2,000,000    2,181,380
     Montgomery County Health Systems Revenue,
     Franciscan Medical Center at Dayton, Refunding, 5.50%, 7/01/18 ..........................       1,900,000    1,930,286
     Franciscan Medical Center at St. Leonard, Refunding, 5.50%, 7/01/18 .....................       3,630,000    3,690,948
     Refunding, Series B, 8.10%, 7/01/01 .....................................................         800,000      851,536
     Refunding, Series B-1, 8.10%, 7/01/01 ...................................................         700,000      757,253
     Refunding, Series B-1, 8.10%, 7/01/18 ...................................................       1,955,000    2,379,958
     Series B-1, Pre-Refunded, 8.10%, 7/01/18 ................................................       4,345,000    5,511,155
     Series B-2, 8.10%, 7/01/18 ..............................................................       1,995,000    2,406,888
     Series B-2, Pre-Refunded, 8.10%, 7/01/18 ................................................       4,505,000    5,714,097
     St. Leonard, Series B, 8.10%, 7/01/18 ...................................................       3,100,000    3,808,040
     St. Leonard, Series B, Pre-Refunded, 8.10%, 7/01/18 .....................................       6,500,000    8,244,535
     Muskingum County, Ohio Hospital Facilities Revenue, Franciscan Sisters,
      Refunding, Connie Lee Insured, 5.375%, 2/15/12 .........................................       1,200,000    1,234,836
     Oak Hills Local School District, MBIA Insured, 5.45%, 12/01/21 ..........................       4,925,000    5,144,754
     Ohio State Air Quality Authority,
     Dayton Power and Light Company Project, Refunding, 6.10%, 9/01/30 .......................      17,900,000   19,414,161
     Toledo Edison, Series B, 8.00%, 5/15/19 .................................................       5,265,000    5,604,908

     Ohio (cont.)
     Ohio State Air Quality Development Authority Revenue, Pollution Control,
     Refunding, Series A, 6.10%, 8/01/20 .....................................................     $ 5,400,000  $ 5,617,890
     Refunding, Series B, 6.00%, 8/01/20 .....................................................      39,760,000   41,372,666
     Toledo, Refunding, Series C, 6.10%, 8/01/27 .............................................       5,000,000    5,201,750
     Ohio State HFA, Chagrin Fall, Retirement Rental Housing Revenue, 10.375%, 4/01/09 .......       9,500,000   10,025,635
     Ohio State Solid Waste Disposal Revenue, USG Corp. Project, 5.65%, 3/01/33 ..............       7,000,000    7,100,450
     Ohio State Solid Waste Revenue, Republic Engineered Steels Inc., 9.00%, 6/01/21 .........      16,650,000   18,637,178
     Ohio State Water Development Authority Revenue,
     COP, Fresh Water Service, AMBAC Insured, 5.90%, 12/01/21 ................................       9,250,000    9,941,530
     PCR, Cleveland Electric, Refunding, Series A, 6.10%, 8/01/20 ............................      10,000,000   10,403,500
     PCR, Cleveland Electric, Refunding, Series A, 8.00%, 10/01/23 ...........................      27,700,000   31,741,707
     Toledo Edison, Series A, 8.00%, 5/15/19 .................................................       6,200,000    6,600,272
     Seneca County Nursing HMR, Volunteers of America Care Facilities,
      Refunding and Improvement, 9.00%, 1/01/13 ..............................................       3,560,000    3,619,986
     Toledo-Lucas County Port Authority Airport Revenue, Burlington Air Express,
     Project 1, 7.00%, 4/01/04 ...............................................................       5,240,000    5,686,029
     Project 1, 7.25%, 4/01/09 ...............................................................       5,385,000    5,928,023
     Project 1, 7.375%, 4/01/14 ..............................................................       8,200,000    9,033,940
     Project 1, 7.50%, 4/01/19 ...............................................................      14,365,000   15,838,274
     Series 1, 9.125%, 9/15/01 ...............................................................         735,000      789,603
     Series 1, 9.125%, 9/15/13 ...............................................................       5,875,000    6,282,373
     Toledo-Lucas County Port Authority Development Revenue, Northwest Ohio Bond Fund,
     Series A, Pre-Refunded, 8.625%, 5/15/10 .................................................       1,155,000    1,280,225
     Series B, 9.00%, 11/15/08 ...............................................................       1,355,000    1,393,590
     Series D, Pre-Refunded, 8.25%, 5/15/20 ..................................................       2,920,000    3,175,821
     Willoughby IDR, Ohio Presbyterian Retirement Services,
     Refunding, Series A, 6.875%, 7/01/16 ....................................................       1,500,000    1,578,825
                                                                                                              -------------
                                                                                                                366,851,460
                                                                                                              -------------
     Oklahoma .3%
     Tulsa Municipal Airport Transportation Revenue, American
      Airlines, Inc., 7.375%, 12/01/20 .......................................................      12,845,000   13,876,325
     Valley View Hospital Authority, Oklahoma Revenue, Valley
     View Regional Medical Center, Refunding, 6.00%, 8/15/14 .................................       4,000,000    4,201,600
     Washington County Medical Authority Revenue, Bartlesville,
     Jane Phillips Hospital, Refunding, Series A, Pre-Refunded, 8.50%, 11/01/10 ..............       2,445,000    2,572,311
                                                                                                              -------------
                                                                                                                 20,650,236
                                                                                                              -------------
     Oregon .2%
     Northern Wasco County, Peoples Utilities District, Oregon
     Electric Revenue, FGIC Insured, 5.625%, 12/01/22 ........................................       2,500,000    2,633,650
     Oregon State Department of Administrative Services, COP,
     Series A, MBIA Insured, 5.50%, 11/01/20 .................................................       5,585,000    5,834,538
     Series C, MBIA Insured, 5.75%, 5/01/17 ..................................................       4,665,000    5,003,026
                                                                                                              -------------
                                                                                                                 13,471,214
                                                                                                              -------------
     Pennsylvania 4.5%
     Allegheny County Hospital Development Authority Revenue,
     Allegheny Valley Health Facilities Management Co., 7.50%, 8/01/13 .......................       4,825,000    4,519,192
     Allegheny Valley Hospital, 7.75%, 8/01/20 ...............................................       2,100,000    1,968,204
     Bucks County IDA, Environmental Improvement Revenue,
     USX Corp. Project, Refunding, 5.60%, 3/01/33 ............................................       4,125,000    4,219,793
     Chartiers Valley Industrial and Commercial Development Authority Revenue,
     Asbury Health Center Project, Refunding, 7.40%, 12/01/15 ................................       5,250,000    5,775,053
     First Mortgage, United Methodist Health Center, Refunding,
     Series A, Pre-Refunded, 9.50%, 12/01/15 .................................................       6,000,000    6,204,720
     Delaware River Port Authority, Pennsylvania and New Jersey Revenue,
     Series 1995, FGIC Insured, 5.50%, 1/01/26 ...............................................      20,750,000   21,814,475
     Franklin County IDA, Health Facilities Revenue, Encore Nursing Center,
     10.375%, 7/01/11 ........................................................................         650,000      729,788
     Refunding, 10.375%, 7/01/11 .............................................................       2,900,000    3,255,975
     Gettysburg IDA, Health Facilities Revenue, Refunding, Encore
     Nursing Center, 10.375%, 7/01/11 ........................................................       3,000,000    3,368,250
     Lehigh County IDA, PCR, Pennsylvania Power & Light Co. Project,
     Refunding, Series A, MBIA Insured, 6.15%, 8/01/29 .......................................       4,000,000    4,369,400
     Monroeville Hospital Authority, Hospital Revenue, Forbes Health
     System, Refunding, 6.25%, 10/01/15 ......................................................       2,500,000    2,450,300
     Montgomery County Higher Education and Health Authority Revenue,
     First Mortgage, Holy Redeemer Long-Term Care, Series A,
      Pre-Refunded, 8.20%, 6/01/06 ...........................................................       1,615,000    1,839,259
     First Mortgage, Holy Redeemer Long-Term Care, Series A,
      Pre-Refunded, 8.00%, 6/01/22 ...........................................................       3,500,000    3,980,795
     Pennsylvania (cont.)
     Montgomery County Higher Education and Health Authority Revenue, (cont.)
     St. Joseph's University, Pre-Refunded, 8.30%, 6/01/10 ...................................     $ 5,000,000  $ 5,472,150
     United Hospital, Series A, Pre-Refunded, 8.375%, 11/01/11 ...............................         200,000      214,778
     United Hospital, Series A, Pre-Refunded, 7.50%, 11/01/12 ................................       3,560,000    3,719,559
     United Hospital, Series A, Pre-Refunded, 7.50%, 11/01/13 ................................         750,000      783,615
     United Hospital, Series A, Pre-Refunded, 7.50%, 11/01/14 ................................         600,000      626,892
     United Hospital, Series B, Pre-Refunded, 7.50%, 11/01/14 ................................       3,940,000    4,116,591
     United Hospital, Series B, Pre-Refunded, 7.50%, 11/01/15 ................................       1,600,000    1,671,712
     Montgomery County IDAR,
     Hill School Project, MBIA Insured, 5.35%, 8/15/27 .......................................       8,885,000    9,061,989
     Resources Recovery, 7.50%, 1/01/12 ......................................................      10,000,000   10,530,900
     Pennsylvania Convention Center Authority Revenue, Refunding, Series A,
     5.75%, 9/01/99 ..........................................................................       1,750,000    1,778,543
     6.25%, 9/01/04 ..........................................................................       5,000,000    5,352,300
     6.60%, 9/01/09 ..........................................................................      16,000,000   17,611,200
     6.70%, 9/01/14 ..........................................................................      20,760,000   22,900,148
     6.75%, 9/01/19 ..........................................................................      15,800,000   17,469,270
     Pennsylvania EDA, Resource Recovery Revenue,
     Colver Project, Series D, 7.125%, 12/01/15 ..............................................      10,000,000   11,153,600
     Pennsylvania State Higher Educational Facilities Authority Revenue,
     Health Services Revenue, Allegheny Delaware Valley Obligated Group,
     Series A, MBIA Insured, 5.875%, 11/15/16 ................................................      15,000,000   15,409,650
     Medical College of Pennsylvania, Series A, Pre-Refunded, 8.375%, 3/01/11 ................       1,200,000    1,252,200
     Pennsylvania State Pooled Finance Authority, Lease Revenue,
     Capital Improvement, Series B, MBIA Insured, 8.00%, 11/01/09 ............................       1,825,000    1,909,753
     Philadelphia Gas Works Revenue, Refunding, 14th Series A, 6.375%, 7/01/26 ...............       2,850,000    3,155,520
     Philadelphia GO, Refunding, Series B, 6.00%, 5/15/05 ....................................       3,080,000    3,285,590
     Philadelphia IDA, Health Care Facility Revenue, Pauls Run, Series A,
     5.85%, 5/15/13 ..........................................................................       2,200,000    2,225,806
     5.75%, 5/15/18 ..........................................................................       1,500,000    1,490,760
     5.875%, 5/15/28 .........................................................................       2,500,000    2,502,250
     Philadelphia Municipal Authority Revenue, Lease,
     Refunding, Series D, 6.30%, 7/15/17 .....................................................       3,500,000    3,727,255
     Sub Series C, 8.625%, 11/15/16 ..........................................................       2,865,000    3,173,102
     Sub Series D, 6.25%, 7/15/13 ............................................................       3,000,000    3,195,120
     Philadelphia Water and Sewer Revenue, ETM, 10th Series, 7.35%, 9/01/04 ..................      14,235,000   16,177,081
     Schuylkill County IDA, Resources Recovery Revenue,
     Schuylkill Energy Resources Inc., Refunding, 6.50%, 1/01/10 .............................      30,425,000   30,599,031
     South Fork Municipal Authority Hospital Revenue,
      Conemaugh Valley Memorial Hospital Project, Series A, MBIA Insured,
      5.75%, 7/01/16 .........................................................................       8,130,000    8,676,336
     South Wayne County, Water and Sewer Authority Revenue, Refunding, 8.20%, 4/15/13 ........       8,350,000    8,769,922
     Washington County IDA, PCR, West Pennsylvania Power Co., 6.05%, 4/01/14 .................       5,025,000    5,508,807
                                                                                                              -------------
                                                                                                                288,016,634
                                                                                                              -------------
     Rhode Island .3%
     Rhode Island HFC, Homeownership Opportunity, Series 17-A, 6.25%, 4/01/17 ................       5,000,000    5,334,400
     Rhode Island State Health and Educational Building Corp. Revenue,
     Landmark Medical Center Assessment, 5.875%, 10/01/19 ....................................       6,000,000    6,276,720
     Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 .................................       5,000,000    5,333,050
     West Warwick GO, Series A,
     7.00%, 8/15/02 ..........................................................................         145,000      155,702
     7.30%, 7/15/08 ..........................................................................         915,000    1,018,386
                                                                                                              -------------
                                                                                                                 18,118,258
                                                                                                              -------------
     South Carolina 1.0%
     Charleston County Hospital Facilities, First Mortgage
      Revenue, Sandpiper Village, Inc., 8.00%, 11/01/13 ......................................       3,625,000    3,647,801
     Piedmont Municipal Power Agency, Electricity Revenue, Refunding,
      6.55%, 1/01/16 .........................................................................       9,500,000    9,553,865
      6.60%, 1/01/21 .........................................................................       8,770,000    8,821,129

     South Carolina (cont.)
     South Carolina Jobs EDA, Health Facilities Revenue, 1st Mortgage Lutheran Homes, Refunding,
      5.65%, 5/01/18 .........................................................................     $ 3,200,000  $ 3,188,448
      5.70%, 5/01/26 .........................................................................       4,235,000    4,188,119
     South Carolina State Public Service Authority Revenue,
     Refunding, Series A, MBIA Insured, 5.75%, 1/01/22 .......................................      32,500,000   34,570,900
                                                                                                              -------------
                                                                                                                 63,970,262
                                                                                                              -------------
     South Dakota .3%
     Education Loans Inc., Student Loan Revenue, 5.60%, 6/01/20 ..............................       5,000,000    5,044,100
     South Dakota HDA, Homeownership Mortgage, Series A, 6.125%, 5/01/17 .....................       5,000,000    5,363,050
     South Dakota State Health and Educational Facilities Authority Revenue,
      5.50%, 8/01/22 .........................................................................       7,100,000    7,373,137
      Prairie Lakes Health Care, Refunding, 7.25%, 4/01/22 ...................................       1,020,000    1,125,998
      Prairie Lakes Health Care, Refunding, Pre-Refunded, 7.25%, 4/01/22 .....................       2,480,000    2,849,743
                                                                                                              -------------
                                                                                                                 21,756,028
                                                                                                              -------------
     Tennessee .3%
     Johnson City Health and Educational Facilities Board Revenue
      Mortgage, Pine Oaks Assisted Project, Series A, 5.90%, 6/20/37 .........................       2,620,000    2,747,542
     Knox County Health, Educational and Housing Facilities Board,
      MFHR, Eastowne Village Project, GNMA Secured, 8.20%, 7/01/28 ...........................       3,070,000    3,180,704
     Memphis-Shelby County Airport Authority, Special Facilities
      and Project Revenue, Federal Express Corp., 7.875%, 9/01/09 ............................       6,000,000    6,713,520
     Metropolitan Government, Nashville and Davidson County
     Public Improvements, 5.875%, 5/15/26 ....................................................       5,000,000    5,360,200
     Shelby County, Health and Education Housing Facility Revenue,
      Beverly Enterprise, 10.125%, 12/01/11 ..................................................       2,800,000    3,075,212
     Tennessee HDA, Financial Mortgage, Series A, 6.90%, 7/01/25 .............................         200,000      218,582
                                                                                                              -------------
                                                                                                                 21,295,760
                                                                                                              -------------
     Texas 3.4%
     Alliance Airport Authority, Special Facilities Revenue, 7.50%, 12/01/29..................      10,000,000   10,811,400
     Bexar County Health Facilities Development Corp. Revenue,
      Incarnate Word Health Services, Refunding, FSA Insured, 6.00%, 11/15/15 ................       8,750,000    9,551,325
     Brazos River Authority, PCR, Collateralized, Texas Utilities
      Electric Co., Refunding, Series C, 5.55%, 6/01/30 ......................................      12,000,000   12,091,200
     Coppell Special Assessment Gateway Project, 8.70%, 3/01/12 ..............................       4,355,000    4,494,491
     Copperas Cove Health Facilities Development Corp.,
     Hospital Revenue, First Mortgage, Metroplex Health, Series B, Pre-Refunded,
      9.125%, 12/01/19 .......................................................................       5,412,000    5,828,562
     El Paso County HFC, SFMR, Refunding, Series A, 8.75%, 10/01/11 ..........................       4,485,000    4,842,499
     Gulf Coast IDA, Waste Disposal Revenue, Valero Refining Project, 5.60%, 12/01/31 ........      10,000,000   10,110,600
     Harris County Health Facilities Development Corp., Hospital Revenue,
     Memorial Hospital System Project, Refunding, Series A,
      MBIA Insured, 5.75%, 6/01/19 ...........................................................      15,065,000   16,058,687
     Memorial Hospital System Project, Refunding, Series A,
      MBIA Insured, 5.50%, 6/01/24 ...........................................................      12,000,000   12,503,280
     Special Facilities Revenue, Texas Medical Center Project,
      MBIA Insured, 6.00%, 5/15/20 ...........................................................       7,000,000    7,603,610
     Lower Neches Valley Authority IDC Revenue, Mobil Oil
     Refunding Corp., Refunding, 5.55%, 3/01/33 ..............................................       2,500,000    2,557,600
     Nueces River Authority,
     Environmental Improvement Revenue, Asarco Inc. Project, Refunding, 5.60%, 1/01/27 .......       8,640,000    8,857,901
     Texas Water Supply Revenue Facilities, 5.50%, 3/01/27 ...................................       7,500,000    7,848,375
     Port Corpus Christi Authority, Nueces County General Revenue,
      Union Pacific, Refunding, 5.65%, 12/01/22 ..............................................       5,000,000    5,146,600
     Port Corpus Christi IDC Revenue, Valero, Refunding,
      Series C, 5.40%, 4/01/18 ...............................................................       5,000,000    5,064,200
     Red River Authority, PCR, West Texas Utilities Co.,
     Public Service Co., Oklahoma Central Power and Light Co., Refunding,
      MBIA Insured, 6.00%, 6/01/20 ...........................................................       8,000,000    8,697,760
     Sabine River Authority, PCR, Southwestern Electric Power,
      Refunding, MBIA Insured, 6.10%, 4/01/18 ................................................       7,000,000    7,646,380
     Sam Rayburn Texas Municipal Power Agency Supply System Revenue, Refunding,
     Series A, 6.50%, 10/01/08 ...............................................................         380,000      396,598
     Series A, 6.75%, 10/01/14 ...............................................................      12,990,000   13,647,554
     Series A, 6.25%, 10/01/17 ...............................................................       4,795,000    4,880,783
     Series B, 5.75%, 10/01/08 ...............................................................       1,315,000    1,321,246
     Series B, 6.125%, 10/01/13 ..............................................................       5,150,000    5,233,739
     Series B, 5.50%, 10/01/20 ...............................................................      11,255,000   10,836,989
     San Antonio Electric and Gas Revenue, Series 95, MBIA Insured, 5.375%, 2/01/18 ..........       6,000,000    6,153,420
     Texas State VHA, Refunding, Series A, 6.15%, 12/01/25 ...................................       7,430,000    7,914,065
     Texas State Water Development Board Revenue, 6.00%, 7/15/13 .............................       4,000,000    4,286,720
     Tomball Hospital Authority Revenue, Refunding, 6.125%, 7/01/23 ..........................       8,750,000    9,235,100

     Texas (cont.)
     Travis County Health Facilities Development Corp., Hospital Revenue,
      Charity Obligation Group, Series A, 5.375%, 11/01/28 ...................................    $ 11,685,000 $ 11,919,518
     Tyler Health Facilities Development Corp. Hospital Revenue, 5.60%, 11/01/27 .............       3,450,000    3,628,193
                                                                                                              -------------
                                                                                                                219,168,395
                                                                                                              -------------
     United States Territories 4.7%
     American Samoa EDA, Executive Office Building Revenue, 10.125%, 9/01/08  ................       2,175,000    2,268,025
     District of Columbia, Carnegie Endowment Revenue, 5.75%, 11/15/26 .......................       5,410,000    5,775,229
     District of Columbia GO,
     Refunding, Series A, 5.875%, 6/01/05 ....................................................       7,205,000    7,680,314
     Refunding, Series A, 6.00%, 6/01/07 .....................................................      10,905,000   11,773,038
     Refunding, Series B, 5.25%, 6/01/26 .....................................................      59,315,000   57,293,545
     Series A, 5.25%, 6/01/27 ................................................................      16,225,000   15,663,777
     Series A, ETM, 5.875%, 6/01/05 ..........................................................         595,000      649,318
     Series A, ETM, 6.00%, 6/01/07 ...........................................................         870,000      966,735
     Series A, Pre-Refunded, 6.375%, 6/01/11 .................................................      22,770,000   26,017,685
     Series A, Pre-Refunded, 6.375%, 6/01/16 .................................................      27,230,000   31,113,815
     Series E, 6.00%, 6/01/11 ................................................................       5,000,000    5,379,950
     District of Columbia Hospital Revenue,
     Medlantic Healthcare Group, Refunding, Series A, MBIA Insured, 5.70%, 8/15/08 ...........       6,500,000    7,130,500
     Medlantic Healthcare Group, Refunding, Series A, MBIA Insured, 5.875%, 8/15/19 ..........       8,850,000    9,494,015
     Washington Hospital Center, Series A, Pre-Refunded, 9.00%, 1/01/08 ......................      13,270,000   14,997,091
     Washington Hospital Center, Series A, Pre-Refunded, 8.75%, 1/01/15 ......................       3,750,000    4,221,900
     Washington Hospital Center, Series A, Pre-Refunded, 7.125%, 8/15/19 .....................       4,500,000    5,073,570
     Washington Hospital Center, Series A, 7.00%, 8/15/05 ....................................       2,000,000    2,178,380
     District of Columbia RDA, Washington D. C. Sports Arena
      Special Tax Revenue, 5.625%, 11/01/10 ..................................................       1,240,000    1,282,433
     Northern Mariana Islands, Commonwealth Ports Authority,
     Airport Revenue, Series A, 6.25%, 3/15/28 ...............................................      15,000,000   15,101,100
     Seaport Revenue, Series A, 6.40%, 3/15/28 ...............................................       9,090,000    9,015,826
     Puerto Rico Commonwealth Infrastructure Financing Authority,
      Special Tax Revenue, Series A, 7.75%, 7/01/08 ..........................................         700,000      715,925
     Virgin Islands Public Finance Authority Revenue,
     Matching Fund Loan Notes, Refunding, Series A, Pre-Refunded, 7.25%, 10/01/18 ............      14,000,000   16,036,720
     Sub-Lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/01 .........................       1,600,000    1,648,688
     Sub-Lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/02 .........................       1,840,000    1,904,326
     Sub-Lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/03 .........................       1,895,000    1,971,369
     Sub-Lien, Fund Loan Notes, Refunding, Series E, 5.75%, 10/01/13 .........................      15,000,000   15,568,650
     Sub-Lien, Fund Loan Notes, Refunding, Series E, 5.875%, 10/01/18 ........................       9,000,000    9,326,700
     Sub-Lien, Fund Loan Notes, Refunding, Series E, 6.00%, 10/01/22 .........................      15,000,000   15,668,250
     Virgin Islands Water and Power Authority,
     Electric System Revenue, Series A, Pre-Refunded, 7.40%, 7/01/11 .........................         380,000      421,310
     Water Power Revenue, Series B, 7.60%, 1/01/12 ...........................................       4,000,000    4,440,360
                                                                                                              -------------
                                                                                                                300,778,544
                                                                                                              -------------
     Utah .7%
     Box Elder County PCR, Nucor Corp. Project, 6.90%, 5/15/17 ...............................       2,000,000    2,194,240
     Carbon County Solid Waste Disposal Revenue, Laidlaw Environmental,
      Refunding, Series A, 7.45%, 7/01/17 ....................................................       2,500,000    2,791,475
     Davis County Solid Waste Management Energy Recovery Revenue,
      Special Services District, Refunding, 6.125%, 6/15/09 ..................................      16,800,000   17,755,752
     Tooele County PCR, Laidlaw Environmental, Refunding, Series A, 7.55%, 7/01/27 ...........       3,500,000    3,931,865
     Utah Assessed Municipal Power Systems Revenue, San Juan Project,
      Pre-Refunded, 6.375%, 6/01/22 ..........................................................      11,000,000   12,442,650
     Utah State HFA, SFM,
     Series A, 9.625%, 7/01/00 ...............................................................          15,000       15,455
     Series A-2, 9.625%, 7/01/02 .............................................................          30,000       31,157
     Series A-2, 9.45%, 7/01/03 ..............................................................          75,000       78,243
     Series B, 9.50%, 7/01/00 ................................................................          25,000       25,728
     Series B, 9.60%, 7/01/00 ................................................................           5,000        5,113
     Series B, 9.25%, 7/01/01 ................................................................          45,000       46,276
     Series B-2, 9.50%, 7/01/02 ..............................................................          30,000       31,164
     Series B-2, 9.45%, 7/01/03 ..............................................................         115,000      120,785

     Utah (cont.)
     Utah State HFA, SFM, (cont.)
     Series C-1, 9.375%, 7/01/00 .............................................................        $ 40,000     $ 41,046
     Series C-2, 9.05%, 7/01/03 ..............................................................         150,000      158,196
     Series D-2, 9.00%, 7/01/03 ..............................................................         300,000      316,377
     Series E, 9.50%, 7/01/00 ................................................................          15,000       15,424
     Series E-1, 8.70%, 7/01/03 ..............................................................         335,000      355,552
     Series F, 9.60%, 7/01/00 ................................................................           5,000        5,150
     Series G-2, 9.30%, 7/01/00 ..............................................................          20,000       20,312
     Sub Series B-2, 8.70%, 7/01/04 ..........................................................         495,000      525,735
     Sub Series D, 8.45%, 7/01/04 ............................................................         260,000      273,130
     Weber County Municipal Building Authority Lease Revenue,
     Refunding, MBIA Insured, 5.75%, 12/15/19 ................................................       5,000,000    5,306,500
                                                                                                              -------------
                                                                                                                 46,487,325
                                                                                                              -------------
     Virginia .4%
     Hanover County IDA, Hospital Revenue, Memorial Regional
      Medical Center Project, MBIA Insured, 5.50%, 8/15/25 ...................................      14,725,000   15,207,686
     Virginia State HDA Commonwealth Mortgage, Series D, Sub Series D-3, 6.125%, 1/01/19 .....       9,715,000   10,358,036
                                                                                                              -------------
                                                                                                                 25,565,722
                                                                                                              -------------
     Washington .1%
     Washington State Health Care Facilities Authority Revenue,
     Swedish Hospital Medical Center, AMBAC Insured, Pre-Refunded,
      6.30%, 11/15/22 ........................................................................       2,675,000    2,964,596
     Washington State Public Power Supply System Revenue,
      Nuclear Project No. 1, Refunding, Series C, Pre-Refunded, 8.00%, 7/01/17 ...............       5,000,000    5,463,200
                                                                                                              -------------
                                                                                                                  8,427,796
                                                                                                              -------------
     West Virginia .3%
     West Virginia State Hospital Finance Authority, Hospital Revenue, 7.25%, 7/01/20               15,000,000   14,984,700
     West Virginia State Water Development Authority Revenue,
     Loan Program II, Series A, Pre-Refunded, 8.625%, 11/01/28 ...............................       1,550,000    1,593,509
     Loan Program II, Series A, Pre-Refunded, 8.125%, 11/01/29 ...............................       2,790,000    2,866,111
     Solid Waste Management, Series C, 8.125%, 8/01/15 .......................................       2,355,000    2,527,127
                                                                                                              -------------
                                                                                                                 21,971,447
                                                                                                              -------------
     Wisconsin 1.1%
     Wisconsin Central District, Wisconsin Tax Revenue,
     Junior Dedicated, Series B, 5.75%, 12/15/27 .............................................      12,840,000   13,547,099
     Wisconsin Housing EDA, Home Ownership Revenue,
     Series C, 6.15%, 9/01/17 ................................................................       2,355,000    2,512,031
     Series H, 5.75%, 9/01/28 ................................................................       2,500,000    2,561,400
     Wisconsin State Health and Educational Facilities Authority Revenue,
     Bethany Lutheran Home of La Crosse, 8.75%, 12/01/06 .....................................         945,000      967,888
     Felician Health Care, Refunding, Series A, AMBAC Insured,
     Pre-Refunded, 7.00%, 1/01/15 ............................................................       5,000,000    5,308,800
     Franciscan Health System, Inc. Project, 6.25%, 11/15/20 .................................       9,510,000   10,390,151
     Franciscan Health System, Inc. Project, Pre-Refunded, 8.375%, 3/01/05 ...................       6,000,000    6,515,940
     Franciscan Health System, Inc. Project, Pre-Refunded, 8.50%, 3/01/20 ....................       6,000,000    6,526,740
     Sisters Sorrowful Mother, Series A, MBIA Insured, 5.90%, 8/15/24 ........................      22,055,000   23,673,396
                                                                                                              -------------
                                                                                                                 72,003,445
                                                                                                              -------------
     Wyoming .3%
     Sweetwater County PCR, Idaho Power Co., Refunding, Series A, 6.05%, 7/15/26                    10,500,000   11,380,110
     Teton County Hospital District, Hospital Revenue, Refunding
      and Improvement, 5.80%, 12/01/17 .......................................................       1,265,000    1,299,598
     Wyoming CDA, Housing Revenue,
     Series 1, 6.15%, 6/01/17 ................................................................       1,000,000    1,074,620
     Series 4, 5.85%, 6/01/28 ................................................................       5,210,000    5,444,867
                                                                                                              -------------
                                                                                                                 19,199,195
                                                                                                              -------------
     Total Bonds.............................................................................                 6,026,148,316
                                                                                                              -------------

d    Zero Coupon Bonds 3.6%
     Akron Ohio COP, Akron Municipal Baseball Stadium Project,
      Capital Appreciation, Zero Coupon to 12/01/01,
     6.30% thereafter, 12/01/05 ..............................................................     $ 1,700,000  $ 1,533,145
     6.40% thereafter, 12/01/06 ..............................................................       1,685,000    1,531,429
     6.50% thereafter, 12/01/07 ..............................................................       1,750,000    1,605,608
     6.90% thereafter, 12/01/16 ..............................................................       2,500,000    2,302,425
     City of Troy, Municipal Assistance Corp., Capital Appreciation,
      Series C, MBIA Insured,
     7/15/21 .................................................................................         428,010      135,611
     1/15/22..................................................................................         649,658      200,731
     Kearney IDR, Great Platte River Road, Capital Appreciation, Zero Coupon to 1/01/06,
     7.00% thereafter, 1/01/11 ...............................................................       4,255,000    2,622,612
     7.00% thereafter, 1/01/17 ...............................................................       8,895,000    5,516,501
     Miami - Dade County Special Obligation, Capital Appreciation, Series B, MBIA Insured,
     10/1/28..................................................................................      11,860,000    2,394,890
     10/1/29..................................................................................      20,000,000    3,820,400
     10/1/32..................................................................................       7,780,000    1,243,555
     10/1/33..................................................................................       2,000,000      302,320
     10/1/34..................................................................................       3,895,000      556,829
     10/1/35..................................................................................       6,765,000      914,628
     San Francisco City and County RDA, Lease Revenue, George Moscone Center,
     7/01/09 .................................................................................       3,750,000    2,274,863
     7/01/10 .................................................................................       4,500,000    2,576,700
     7/01/12 .................................................................................       4,500,000    2,282,400
     7/01/13 .................................................................................       4,250,000    2,037,578
     7/01/14 .................................................................................       2,250,000    1,018,643
     San Joaquin Hills Transportation, Corridor Agency Toll Road Revenue, Junior Lien,
     ETM, 1/01/04 ............................................................................       7,400,000    5,945,530
     ETM, 1/01/05 ............................................................................       8,000,000    6,149,840
     ETM, 1/01/06 ............................................................................       9,000,000    6,589,440
     ETM, 1/01/07 ............................................................................       9,400,000    6,568,814
     ETM, 1/01/08 ............................................................................      10,400,000    6,929,832
     ETM, 1/01/09 ............................................................................      21,900,000   13,900,587
     ETM, 1/01/10 ............................................................................      15,000,000    8,990,700
     ETM, 1/01/12 ............................................................................      30,100,000   16,100,490
     ETM, 1/01/24 ............................................................................      52,700,000   15,049,012
     ETM, 1/01/25 ............................................................................      45,200,000   12,284,456
     ETM, 1/01/26 ............................................................................     131,900,000   34,117,254
     ETM, 1/01/27 ............................................................................     139,100,000   34,242,247
     Refunding, Series A, 1/15/23 ............................................................      20,000,000   13,381,761
     Refunding, Series A, 1/15/24 ............................................................      20,000,000   13,202,000
                                                                                                              -------------
     Total Zero Coupon Bonds.................................................................                   228,322,831
                                                                                                              -------------
     Total Long Term Investments (Cost $5,807,352,340) ......................................                 6,254,471,147
                                                                                                              -------------
 a   Short Term Investments .8%
     Burke County Development Authority, PCR, Georgia Power Co.,
     Vogtle-4th Series, Daily VRDN and Put, 3.25%, 9/01/25 ...................................       5,400,000    5,400,000
     Clark County, Solid Waste Disposal Revenue, Reynolds Metals Co. Project,
      Weekly VRDN and Put, 3.37%, 8/01/22 ....................................................         100,000      100,000
     Jackson County PCR, Chevron U.S.A. Inc. Project, Refunding, Daily VRDN and Put, 3.25%,
      12/01/16 ...............................................................................       1,700,000    1,700,000
      6/01/23 ................................................................................       1,700,000    1,700,000
     Kansas City IDA, Hospital Revenue, Research Health Services Systems,
     MBIA Insured, Weekly VRDN and Put, 3.25%, 4/15/15 .......................................       2,300,000    2,300,000
     Long Island Power Authority Electric System Revenue, Sub Series 5,
     Daily VRDN and Put, 3.25%, 5/01/33 ......................................................       7,500,000    7,500,000
     Maryland Community Development Administration, MF, Development
      Revenue, Avalon Lea Apartments Project, Refunding,
      FNMA Secured, Weekly VRDN and Put, 3.20%, 6/15/26 ......................................         600,000      600,000
     Massachusetts State Health and Educational Facilities Authority Revenue,
      Capital Assets Program, Series D, MBIA Insured,
      Weekly VRDN and Put, 3.05%, 1/01/35 ....................................................      13,400,000   13,400,000
     Mcintosh IDB, Environmental Improvement Revenue, CIBC Specialty,
      Refunding, Series D, Daily VRDN and Put,
      3.30%, 7/01/28 .........................................................................       2,400,000    2,400,000

     New York City Municipal Water Financing Authority, Water and Sewer System Revenue,
     Series C, FGIC Insured, Daily VRDN and Put, 3.30%, 6/15/23 ..............................     $ 1,900,000  $ 1,900,000
     Series G, FGIC Insured, Daily VRDN and Put, 3.25%, 6/15/24 ..............................       4,400,000    4,400,000
     Petersburg Hospital Authority Revenue, Hospital Facility,
     Southside Regional, Daily VRDN and Put, 3.30%, 7/01/17 ..................................       1,000,000    1,000,000
     Port Authority New York and New Jersey, Special Obligation Revenue,
     Versatile Structure, Series 2, Daily VRDN and Put,
      3.20%, 5/01/19 .........................................................................       2,900,000    2,900,000
     Puerto Rico Commonwealth Government Development Bank,
     Refunding, MBIA Insured, Weekly VRDN and Put, 2.50%, 12/01/15 ...........................         300,000      300,000
     Roanoke IDA, Hospital Revenue, Carilion Health System,
     Series B, Daily VRDN and Put, 3.30%, 7/01/27 ............................................       4,000,000    4,000,000
     Waynesboro Virginia IDAR, Residential Care Facilities,
     Sunnyside Presbyterian Home, Refunding, Daily VRDN and Put, 3.30%, 12/15/28 .............       4,500,000    4,500,000
                                                                                                              -------------
     Total Short Term Investments (Cost $54,100,000) ........................................                    54,100,000
                                                                                                              -------------
     Total Investments (Cost $5,861,452,340) 98.8% ..........................................                 6,308,571,147
     Other Assets, less Liabilities 1.2% ....................................................                    78,065,250
                                                                                                              -------------
     Net Assets 100.0% ......................................................................                $6,386,636,397
                                                                                                              =============

See glossary of terms on page 137.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
cSee Note 6 regarding defaulted securities.
dZero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.
eThe bond pays interest based upon the issuer's ability to pay, which may be less than the stated interest rate.


Glossary of Terms

1915 Act- Improvement Bond Act of 1915
ABAG    - The Association of Bay Area Governments
ACES    - Adjustable Convertible Exempt Securities
AD      - Assessment District
AMBAC   - American Municipal Bond Assurance Corp.
BIG     - Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).
CDA     - Community Development Authority/Agency
CDD     - Community Development District
CFD     - Community Facilities District
COP     - Certificate of Participation
CRDA    - Community Redevelopment Authority/Agency
DATES   - Demand Adjustable Tax-Exempt Securities
EDA     - Economic Development Authority
EDC     - Economic Development Corp.
EDR     - Economic Development Revenue
ETM     - Escrow to Maturity
FGIC    - Financial Guaranty Insurance Co.
FHA     - Federal Housing Authority/Agency
FI/GML  - Federally Insured or Guaranteed Mortgage Loans
FNMA    - Federal National Mortgage Association
FSA     - Financial Security Assistance (some of the securities shown as FSA
          Insured were originally issued by Capital Guaranty Insurance Co.
          (CGIC) which was acquired by FSA in 1995 and no longer does business under this name).
GNMA    - Government National Mortgage Association
GO      - General Obligation
HDA     - Housing Development Authority/Agency
HFA     - Housing Finance Authority/Agency
HFC     - Housing Finance Corp.
HMR     - Home Mortgage Revenue
ID      - Improvement District
IDA     - Industrial Development Authority/Agency
IDAR    - Industrial Development Authority/Agency Revenue
IDB     - Industrial Development Board
IDBR    - Industrial Development Board Revenue
IDC     - Industrial Development Corp.
IDR     - Industrial Development Revenue
IPC     - Industrial Pollution Control
L.P.    - Limited Partnership
MBIA    - Municipal Bond Investors Assurance Corp.
MBS     - Mortgage Backed Securities
MF      - Multi-Family
MFHR    - Multi-Family Housing Revenue
MFMR    - Multi-Family Mortgage Revenue
MFR     - Multi-Family Revenue
PBA     - Public Building Authority
PCC     - Pollution Control Corp.
PCFA    - Pollution Control Financing Authority
PCR     - Pollution Control Revenue
PUD     - Public Utility District
RDA     - Redevelopment Authority/Agency
RDAR    - Redevelopment Authority/Agency Revenue
RMR     - Residential Mortgage Revenue
SF      - Single Family
SFM     - Single Family Mortgage
SFMR    - Single Family Mortgage Revenue
SFR     - Single Family Revenue
UHSD    - Unified High School District
USD     - Unified School District
VHA     - Volunteer Hospital of America
VRDN    - Variable Rate Demand Notes



Franklin Tax-Free Trust
Financial Statements

Statements of Assets and Liabilities
August 31, 1998 (unaudited)

                                                        Franklin     Franklin      Franklin     Franklin      Franklin
                                                         Arizona     Colorado     Connecticut    Indiana      Michigan
                                                        Tax-Free     Tax-Free      Tax-Free     Tax-Free      Tax-Free
                                                       Income Fund  Income Fund   Income Fund  Income Fund   Income Fund
                                                     -------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .....................................          $804,545,089 $274,246,696 $215,994,523  $54,216,942  $12,536,354
                                                     ===================================================================
  Value ....................................           861,179,033  294,295,396  232,056,226   58,252,394   13,211,840
 Cash ......................................                27,318      496,379      468,775       22,027      193,129
 Receivables:
  Investment securities sold ...............               300,157      839,486           --           --           --
  Capital shares sold ......................               735,292      207,298    1,435,179        9,573       51,573
  Interest .................................            10,100,124    4,703,622    3,339,039      645,412      164,186
  Affiliates ...............................                    --           --           --           --        4,309
 Other assets ..............................                    --           --           --           --          837
                                                     -------------------------------------------------------------------
      Total assets .........................           872,341,924  300,542,181  237,299,219   58,929,406   13,625,874
                                                     -------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..........             4,375,005           --    2,985,463      970,982      582,593
  Capital shares redeemed ..................               221,305       61,235      236,853           --           --
  Affiliates ...............................               524,086      222,644      174,645       44,551           --
  Shareholders .............................               706,877      281,795      200,199       34,875        3,420
 Distributions to shareholders .............             1,276,394      431,152      315,897       80,133       19,259
 Other liabilities .........................                21,325        7,038        4,692        8,571        1,818
                                                     -------------------------------------------------------------------
      Total liabilities ....................             7,124,992    1,003,864    3,917,749    1,139,112      607,090
                                                     -------------------------------------------------------------------
       Net assets, at value ................          $865,216,932 $299,538,317 $233,381,470  $57,790,294  $13,018,784
                                                     ===================================================================
Net assets consist of:
 Undistributed net investment income .......                   $--          $--          $--     $ 63,949     $ 37,001
 Accumulated distributions in excess
 of net investment income ..................            (1,093,660)      (9,106)    (142,536)          --           --
 Net unrealized appreciation ...............            56,633,944   20,048,700   16,061,703    4,035,452      675,486
 Accumulated net realized gain (loss) ......               277,522    1,055,135   (3,568,420)      91,036      (23,945)
 Capital shares ............................           809,399,126  278,443,588  221,030,723   53,599,857   12,330,242
                                                     -------------------------------------------------------------------
      Net assets, at value .................          $865,216,932 $299,538,317 $233,381,470  $57,790,294  $13,018,784
                                                     ===================================================================
Class I:
 Net assets, at value ......................          $845,691,391 $283,697,655 $219,239,962  $57,790,294  $13,018,784
                                                     ===================================================================
 Shares outstanding ........................            73,991,615   23,363,185   19,393,463    4,770,779    1,169,208
                                                     ===================================================================
 Net asset value per share* ................                $11.43       $12.14       $11.30       $12.11       $11.13
                                                     ===================================================================
 Maximum offering price per share
 (net asset value per share / 95.75%) ......                $11.94       $12.68       $11.80       $12.65       $11.62
                                                     ===================================================================
Class II:
 Net assets, at value ......................          $ 19,525,541 $ 15,840,662 $ 14,141,508           --           --
                                                     ===================================================================
 Shares outstanding ........................             1,698,002    1,298,430    1,247,665           --           --
                                                     ===================================================================
 Net asset value per share* ................                $11.50       $12.20       $11.33           --           --
                                                     ===================================================================
 Maximum offering price per share
 (net asset value per share / 99.00%) ......                $11.62       $12.32       $11.44           --           --
                                                     ===================================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                                          Franklin     Franklin     Franklin     Franklin  Franklin Federal Franklin
                                         New Jersey     Oregon    Pennsylvania  Puerto Rico  Intermediate- High Yield
                                          Tax-Free     Tax-Free     Tax-Free     Tax-Free    Term Tax-Free  Tax-Free
                                         Income Fund  Income Fund  Income Fund  Income Fund   Income Fund  Income Fund
                                      ---------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .............................   $645,768,092   $456,538,762 $706,142,338 $200,372,998 $156,318,851 $5,861,452,340
                                      ==================================================================================
  Value ............................    694,631,522    486,501,075  756,534,680  216,377,377  163,782,606  6,308,571,147
 Cash ..............................      1,598,691        274,798      218,395      451,417      770,995        379,835
 Receivables:
  Investment securities sold .......             --             --    7,925,000           --           --     74,696,908
  Capital shares sold ..............      1,164,477      1,161,360    1,127,206       38,529      494,303     21,007,665
  Interest .........................      9,287,764      6,471,832   13,163,025    3,325,375    2,132,421    106,786,695
                                      ---------------------------------------------------------------------------------
      Total assets .................    706,682,454    494,409,065  778,968,306  220,192,698  167,180,325  6,511,442,250
                                      ---------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..             --      9,012,756    3,003,589           --    2,419,220     30,889,551
  Capital shares redeemed ..........         95,249        127,219      258,821       57,479       68,979     73,259,785
  Affiliates .......................        484,301        334,654      519,201      158,455      100,200      4,364,776
  Shareholders .....................        629,444        317,907      850,809      259,312       61,650      6,701,726
 Distributions to shareholders .....        958,495        664,476    1,177,738      322,416      223,103      9,566,909
 Other liabilities .................         31,959         42,051       23,663       15,454       21,516         23,106
                                      ---------------------------------------------------------------------------------
      Total liabilities ............      2,199,448     10,499,063    5,833,821      813,116    2,894,668    124,805,853
                                      ---------------------------------------------------------------------------------
       Net assets, at value ........   $704,483,006   $483,910,002 $773,134,485 $219,379,582 $164,285,657 $6,386,636,397
                                      ==================================================================================
Net assets consist of:
 Undistributed net investment income      $ 151,910      $ 895,991          $--          $--     $ 79,047     $       --
 Accumulated distributions in excess of net
 investment income .................             --             --     (868,170)    (174,184)          --     (7,792,319)
 Net unrealized appreciation .......     48,863,430     29,962,313   50,392,342   16,004,379    7,463,755    447,118,807
 Accumulated net realized gain (loss)      (202,885)      (393,936)     916,160      535,634   (1,205,040)     4,496,584
 Capital shares ....................    655,670,551    453,445,634  722,694,153  203,013,753  157,947,895  5,942,813,325
                                      ---------------------------------------------------------------------------------
      Net assets, at value .........   $704,483,006   $483,910,002 $773,134,485 $219,379,582 $164,285,657 $6,386,636,397
                                      ==================================================================================
Class I:
 Net assets, at value ..............   $666,113,021   $458,334,708 $739,939,788 $213,826,430 $164,285,657 $5,823,344,679
                                      ==================================================================================
 Shares outstanding ................     55,519,333     38,558,405   69,927,105   17,918,875   14,523,270    497,869,849
                                      ==================================================================================
 Net asset value per share* ........         $12.00         $11.89       $10.58       $11.93       $11.31         $11.70
                                      ==================================================================================
 Maximum offering price per share
 (net asset value per share / 95.75%)        $12.53         $12.42       $11.05       $12.46       $11.57**       $12.22
                                      ==================================================================================
Class II:
 Net assets, at value ..............   $ 38,369,985   $ 25,575,294 $ 33,194,697  $ 5,553,152           --  $ 563,291,718
                                      ==================================================================================
 Shares outstanding ................      3,182,508      2,138,470    3,122,616      464,832           --     47,854,859
                                      ==================================================================================
 Net asset value per share* ........         $12.06         $11.96       $10.63       $11.95           --         $11.77
                                      ==================================================================================
 Maximum offering price per share
 (net asset value per share / 99.00%)        $12.18         $12.08       $10.74       $12.07           --         $11.89
                                      ==================================================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

**The maximum offering price for Franklin Federal Intermediate-Term Tax-Free Income Fund is calculated at $11.31 / 97.75%.


Statements of Operations
for the six months ended August 31, 1998 (unaudited)

                                                         Franklin     Franklin     Franklin      Franklin      Franklin
                                                          Arizona     Colorado    Connecticut     Indiana      Michigan
                                                         Tax-Free     Tax-Free     Tax-Free      Tax-Free      Tax-Free
                                                        Income Fund  Income Fund  Income Fund   Income Fund   Income Fund
                                                       ------------------------------------------------------------------
Investment income:
 Interest ..................................           $24,384,356   $8,236,915   $6,537,611   $1,672,800     $281,288
                                                       ------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..................             2,024,406      779,564      622,659      174,317       33,723
 Distribution fees (Note 3)
  Class I ..................................               377,492      129,546      102,888       24,937        4,948
  Class II .................................                54,216       44,530       37,431           --           --
 Transfer agent fees (Note 3) ..............               125,875       60,389       40,459       18,220        2,869
 Custodian fees ............................                 3,810        1,544        1,017          214           44
 Reports to shareholders ...................                70,511       25,087       20,845        6,537          973
 Registration and filing fees ..............                 7,115        4,965        5,099        1,036        3,597
 Professional fees .........................                10,839        3,731        3,171        1,971          655
 Trustees' fees and expenses ...............                 4,795        1,858        1,350          536          255
 Other .....................................                21,254        7,061        4,030        5,163        1,291
                                                       ------------------------------------------------------------------
      Total expenses .......................             2,700,313    1,058,275      838,949      232,931       48,355
      Expenses waived/paid by affiliate (Note 3)                --           --           --           --      (35,097)
                                                       ------------------------------------------------------------------
      Net expenses .........................             2,700,313    1,058,275      838,949      232,931       13,258
                                                       ------------------------------------------------------------------
       Net investment income ...............            21,684,043    7,178,640    5,698,662    1,439,869      268,030
                                                       ------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .               283,210    1,056,012      621,058       91,638      (23,906)
 Net unrealized appreciation on investments              2,142,848    1,061,385    1,016,831      208,827      181,617
                                                       ------------------------------------------------------------------
Net realized and unrealized gain ...........             2,426,058    2,117,397    1,637,889      300,465      157,711
                                                       ------------------------------------------------------------------
Net increase in net assets resulting from operations   $24,110,101   $9,296,037   $7,336,551   $1,740,334     $425,741
                                                       ==================================================================


                                           Franklin      Franklin     Franklin     Franklin  Franklin Federal  Franklin
                                          New Jersey      Oregon    Pennsylvania  Puerto Rico  Intermediate-  High Yield
                                           Tax-Free      Tax-Free     Tax-Free     Tax-Free    Term Tax-Free   Tax-Free
                                          Income Fund   Income Fund  Income Fund  Income Fund   Income Fund  Income Fund
                                        --------------------------------------------------------------------------------
Investment income:
 Interest ..........................    $19,599,199    $13,183,801  $22,250,154   $6,260,892   $3,962,794 $199,671,206
                                        --------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........      1,660,145      1,165,219    1,826,034      601,853      437,093   14,554,618
 Distribution fees (Note 3)
  Class I ..........................        297,497        200,526      332,796       96,036       74,658    2,652,458
  Class II .........................        106,097         68,460       95,083       14,381           --    1,605,982
 Transfer agent fees (Note 3) ......        151,379         91,613      180,193       58,172       28,813    1,035,368
 Custodian fees ....................          3,789          2,091        3,409          937          882       31,411
 Reports to shareholders ...........         71,573         43,688       85,852       26,567       14,376      477,903
 Registration and filing fees ......         20,358         13,522        5,711       17,154       27,951      588,336
 Professional fees .................          9,425          7,817        9,048        3,495        2,290       61,163
 Trustees' fees and expenses .......          4,235          3,124        4,669        1,594          899       32,617
 Other .............................         12,467         22,376       14,044        3,576        6,663       88,128
                                        --------------------------------------------------------------------------------
      Total expenses ...............      2,336,965      1,618,436    2,556,839      823,765      593,625   21,127,984
      Expenses waived/paid by affiliate
 (Note 3) ..........................             --             --           --           --      (34,144)          --
                                        --------------------------------------------------------------------------------
      Net expenses .................      2,336,965      1,618,436    2,556,839      823,765      559,481   21,127,984
                                        --------------------------------------------------------------------------------
       Net investment income .......     17,262,234     11,565,365   19,693,315    5,437,127    3,403,313  178,543,222
                                        --------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain from investments         192,995      1,387,404      934,227      536,965       56,837   15,426,006
 Net unrealized appreciation (depreciation)
 on investments ....................      4,796,120        632,851    1,268,019    1,086,622      924,772   (3,478,779)
                                        --------------------------------------------------------------------------------
Net realized and unrealized gain ...      4,989,115      2,020,255    2,202,246    1,623,587      981,609   11,947,227
                                        --------------------------------------------------------------------------------
Net increase in net assets resulting from
 operations ........................    $22,251,349    $13,585,620  $21,895,561   $7,060,714   $4,384,922 $190,490,449
                                        ================================================================================


Statements of Changes in Net Assets
for the six months ended August 31, 1998 (unaudited) and the year ended February 28, 1998

                                      Franklin Arizona                 Franklin Colorado              Franklin Connecticut
                                    Tax-Free Income Fund              Tax-Free Income Fund             Tax-Free Income Fund
                             ------------------------------------------------------------------------------------------------------
                                   Six Months                       Six Months                       Six Months
                                     Ended        Year Ended         Ended          Year Ended        Ended       Year Ended
                              August 31, 1998 February 28, 1998 August 31, 1998 February 28, 1998 August 31, 1998 February 28, 1998
                             ------------------------------------------------------------------------------------------------------
Increase in net assets:
 Operations:
  Net investment income.........$ 21,684,043   $ 42,369,055        $ 7,178,640   $ 13,751,416        $ 5,698,662    $ 10,751,324
  Net realized gain from
 investments ...................     283,210      7,063,992          1,056,012      3,599,269            621,058        2,330,741
  Net unrealized appreciation on
 investments ...................   2,142,848     12,652,846          1,061,385      5,186,539          1,016,831        3,355,147
                             ------------------------------------------------------------------------------------------------------
      Net increase in net assets
 resulting from operations......  24,110,101     62,085,893          9,296,037     22,537,224          7,336,551       16,437,212
 Distributions to shareholders from:
  Net investment income:
   Class I ..................... (21,306,382)   (42,092,588)        (6,996,046)   (13,602,062)        (5,437,671)    (10,477,972)
   Class II ....................    (377,661)      (439,780)          (303,981)      (381,635)          (260,991)       (293,150)
  In excess of net investment income:
   Class I ......................   (485,608)      (598,203)            (8,727)          --              (46,328)        (91,006)
   Class II .....................     (8,599)        (1,250)              (379)          --               (2,224)         (2,978)
  Net realized gains:
   Class I ...................... (2,515,530)    (5,215,511)        (1,131,258)    (1,419,602)               --               --
   Class II .....................    (49,744)       (69,925)           (58,341)       (51,742)               --               --
                             ------------------------------------------------------------------------------------------------------
 Total distributions
 to shareholders ................(24,743,524) (48,417,257)          (8,498,732)   (15,455,041)        (5,747,214)    (10,865,106)
 Capital share transactions (Note 2):
  Class I ....................... 36,089,396     44,417,210         16,362,889     23,138,001         14,112,950      14,607,058
  Class II ......................  4,974,082      8,880,489          4,923,829      4,971,534          5,400,049       4,302,474
                             ------------------------------------------------------------------------------------------------------
 Total capital share
  transactions .................. 41,063,478     53,297,699         21,286,718     28,109,535         19,512,999      18,909,532
      Net increase in net assets  40,430,055     66,966,335         22,084,023     35,191,718         21,102,336      24,481,638
Net assets:
 Beginning of period ............824,786,877    757,820,542        277,454,294    242,262,576        212,279,134     187,797,496
                             ------------------------------------------------------------------------------------------------------
 End of period .................$865,216,932   $824,786,877       $299,538,317   $277,454,294       $233,381,470    $212,279,134
                             ======================================================================================================
Undistributed net investment income
 (accumulated distributions in excess
 of net investment income) included
 in net assets:
  End of period .............. $  (1,093,660)    $ (599,453)          $ (9,106)    $ 121,387          $ (142,536)     $ (93,984)
                             ======================================================================================================


                                   Franklin Indiana                 Franklin Michigan                      Franklin New Jersey
                                 Tax-Free Income Fund              Tax-Free Income Fund                   Tax-Free Income Fund
                            --------------------------------------------------------------------------------------------------------
                               Six Months                        Six Months                           Six Months
                                  Ended        Year Ended          Ended         Year Ended            Ended       Year Ended
                             August 31, 1998 February 28, 1998 August 31, 1998 February 28, 1998  August 31, 1998  February 28, 1998
                            --------------------------------------------------------------------------------------------------------
Increase (decrease)
 in net assets:
 Operations:
  Net investment income.......   $ 1,439,869    $ 2,875,486    $ 268,030    $ 368,771          $ 17,262,234         $ 33,244,244
  Net realized gain
 (loss) from
 investments .................        91,638        578,277      (23,906)      21,364               192,995            2,902,623
  Net unrealized
 appreciation on
 investments .................       208,827        886,955      181,617      425,437             4,796,120           14,172,961
                              ------------------------------------------------------------------------------------------------------
      Net increase
 in net assets
 resulting from operations ...     1,740,334      4,340,718      425,741      815,572            22,251,349           50,319,828
 Distributions to
 shareholders from:
  Net investment income:
   Class I ...................    (1,471,372)    (2,896,065)    (274,560)    (370,383)          (17,007,193)        (32,627,862)
   Class II ..................            --             --           --           --              (755,738)           (995,986)
  Net realized gains:
   Class I ...................       (60,974)       (97,364)     (21,403)          --                  --                     --
                              ------------------------------------------------------------------------------------------------------
 Total distributions
 to shareholders                   (1,532,346)  (2,993,429)    (295,963)    (370,383)           (17,762,931)        (33,623,848)
 Capital share
 transactions (Note 2):
  Class I ....................     2,939,077      2,158,623    3,621,414    4,938,273            24,964,754          46,163,845
  Class II ...................            --             --           --           --             9,962,086          14,421,458
                              ------------------------------------------------------------------------------------------------------
 Total capital
share transactions ..              2,939,077      2,158,623    3,621,414    4,938,273             34,926,840         60,585,303
      Net increase
in net assets ...                  3,147,065      3,505,912    3,751,192    5,383,462             39,415,258         77,281,283
Net assets:
 Beginning of period .........    54,643,229     51,137,317    9,267,592    3,884,130            665,067,748        587,786,465
                              ------------------------------------------------------------------------------------------------------
 End of period ...............   $57,790,294    $54,643,229  $13,018,784   $9,267,592           $704,483,006       $665,067,748
                              ======================================================================================================
Undistributed net
investment income
 included in net assets:
  End of period ..............      $ 63,949       $ 95,452     $ 37,001     $ 43,531              $ 151,910          $ 652,607
                              ======================================================================================================


                                     Franklin Oregon                  Franklin Pennsylvania             Franklin Puerto Rico
                                   Tax-Free Income Fund               Tax-Free Income Fund              Tax-Free Income Fund
                              ------------------------------------------------------------------------------------------------------
                                  Six Months                        Six Months                       Six Months
                                    Ended        Year Ended           Ended      Year Ended            Ended       Year Ended
                               August 31, 1998 February 28, 1998 August 31, 1998 February 28, 1998 August 31, 1998 February 28, 1998
                              ------------------------------------------------------------------------------------------------------
Increase in net assets:
 Operations:
  Net investment income ......   $ 11,565,365   $ 21,984,674      $ 19,693,315 $ 38,371,049           $ 5,437,127 $ 10,756,182
  Net realized gain from
 investments .................      1,387,404      3,490,454           934,227    6,524,504               536,965      166,654
  Net unrealized appreciation on
 investments ................         632,851      7,488,709         1,268,019   15,000,707             1,086,622    6,082,031
                              ------------------------------------------------------------------------------------------------------
      Net increase in net assets
 resulting from operations ...     13,585,620     32,963,837        21,895,561   59,896,260             7,060,714   17,004,867
 Distributions to shareholders from:
  Net investment income:
   Class I ...................    (11,632,354)   (21,486,828)      (19,017,178) (37,844,881)           (5,338,665) (10,578,866)
   Class II ..................       (488,816)      (516,221)         (676,137)    (900,095)              (98,462)    (117,117)
  In excess of net investment income:
   Class I ...................             --             --          (455,444)    (393,721)             (124,628)          --
   Class II ..................             --             --           (16,177)      (2,828)               (2,297)          --
  Net realized gains:
   Class I ...................             --             --                --   (9,091,610)             (162,956)    (237,542)
   Class II ........................       --             --                --     (252,851)               (3,567)      (2,435)
                              ------------------------------------------------------------------------------------------------------
 Total distributions
 to shareholders                   (12,121,170)   (22,003,049)     (20,164,936) (48,485,986)           (5,730,575) (10,935,960)
 Capital share transactions (Note 2):
  Class I ......................... 29,969,132     32,371,580       25,170,270   43,708,763             2,208,390   11,808,017
  Class II .......................   9,507,775      8,533,540        7,193,086   13,647,815             1,901,317    1,858,374
                              ------------------------------------------------------------------------------------------------------
 Total capital share transactions   39,476,907     40,905,120       32,363,356   57,356,578             4,109,707   13,666,391
      Net increase in net assets .  40,941,357     51,865,908       34,093,981   68,766,852             5,439,846   19,735,298
Net assets:
 Beginning of period ............. 442,968,645    391,102,737      739,040,504  670,273,652           213,939,736  194,204,438
                              ------------------------------------------------------------------------------------------------------
 End of period ...................$483,910,002   $442,968,645     $773,134,485 $739,040,504          $219,379,582 $213,939,736
                              ======================================================================================================
Undistributed net investment income
 (accumulated distributions in excess
 of net investment income) included
 in net assets:
  End of period ..................   $ 895,991    $ 1,451,796       $ (868,170)  $ (396,549)          $ (174,184)   $ (47,259)
                              ======================================================================================================


                                                          Franklin Federal Intermediate-Term      Franklin High Yield
                                                                 Tax-Free Income Fund            Tax-Free Income Fund
                                                         ------------------------------------------------------------------------
                                                             Six Months                           Six Months
                                                                Ended         Year Ended            Ended         Year Ended
                                                           August 31, 1998 February 28, 1998  August 31, 1998  February 28, 1998
                                                         ------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................   $ 3,403,313  $ 5,667,008       $ 178,543,222 $ 312,993,540
  Net realized gain (loss) from investments .............        56,837      (95,778)         15,426,006    37,029,261
  Net unrealized appreciation
 (depreciation) on investments ..........................       924,772    3,620,765          (3,478,779)  187,205,403
                                                         ------------------------------------------------------------------------
      Net increase in net assets
 resulting from operations ..............................     4,384,922    9,191,995         190,490,449   537,228,204
 Distributions to shareholders from:
  Net investment income:
   Class I ..............................................    (3,488,427)  (5,768,367)       (166,262,275) (293,671,375)
   Class II .............................................            --           --         (12,280,947)  (16,003,246)
  In excess of net investment income:
   Class I ..............................................            --           --          (3,049,659)   (4,570,398)
   Class II .............................................            --           --            (225,318)           --
                                                         ------------------------------------------------------------------------
 Total distributions to shareholders ....................    (3,488,427)  (5,768,367)       (181,818,199) (314,245,019)
 Capital share transactions (Note 2):
  Class I ...............................................    23,844,217   31,406,147          73,101,058 1,028,368,708
  Class II ..............................................            --           --         138,660,268   215,193,396
                                                         ------------------------------------------------------------------------
 Total capital share transactions .......................    23,844,217   31,406,147         211,761,326 1,243,562,104
      Net increase in net assets ........................    24,740,712   34,829,775         220,433,576 1,466,545,289
Net assets:
 Beginning of period ....................................   139,544,945  104,715,170       6,166,202,821 4,699,657,532
                                                         ------------------------------------------------------------------------
 End of period ..........................................  $164,285,657 $139,544,945      $6,386,636,397$6,166,202,821
                                                         ========================================================================
Undistributed net investment income
 (accumulated distributions in excess
 of net investment income) included in net assets:
  End of period .........................................      $ 79,047    $ 164,161        $ (7,792,319) $ (4,517,342)
                                                         ========================================================================


Franklin Tax-Free Trust
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-eight separate series (the Funds). All Funds included in this report are diversified except the Franklin Connecticut Tax-Free Income Fund, the Franklin Michigan Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund. The Funds' investment objectives are to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices.

In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

d. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Funds, except the Franklin Indiana Tax-Free Income Fund, the Franklin Michigan Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund, offer two classes of shares: Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.



2. SHARES OF BENEFICIAL INTEREST (cont.)

At August 31, 1998, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:



                                            Franklin Arizona            Franklin Colorado         Franklin Connecticut
                                          Tax-Free Income Fund        Tax-Free Income Fund        Tax-Free Income Fund
                                        ------------------------------------------------------------------------------
Class I Shares:                            Shares      Amount          Shares     Amount          Shares      Amount
                                        ------------------------------------------------------------------------------
Six months ended August 31, 1998
 Shares sold ..........................  6,482,099$ 73,711,499      2,350,452  $28,347,181      2,337,556  $26,228,075
 Shares issued in reinvestment
 of distributions .....................    872,783   9,922,047        332,867    4,015,924        233,866    2,622,811
 Shares redeemed ...................... (4,182,113)(47,544,150)    (1,326,602) (16,000,216)    (1,313,840) (14,737,936)
                                        ------------------------------------------------------------------------------
Net increase ..........................  3,172,769$ 36,089,396      1,356,717  $16,362,889      1,257,582  $14,112,950
                                        ==============================================================================
Year ended February 28, 1998
 Shares sold .......................... 10,989,623$124,544,786      4,200,877  $49,956,273      3,158,359  $34,854,687
 Shares issued in reinvestment
 of distributions .....................  1,709,572  19,390,926        602,905    7,203,365        434,591    4,800,239
 Shares redeemed ...................... (8,792,791)(99,518,502)    (2,852,691) (34,021,637)    (2,268,367) (25,047,868)
                                        ------------------------------------------------------------------------------
Net increase ..........................  3,906,404$ 44,417,210      1,951,091  $23,138,001      1,324,583  $14,607,058
                                        ==============================================================================
Class II Shares:
Six months ended August 31, 1998
 Shares sold ..........................    557,811 $ 6,382,073        452,290  $ 5,483,148        533,176 $  5,994,843
 Shares issued in reinvestment
 of distributions .....................     23,146     264,655         20,848      252,749         13,831      155,571
 Shares redeemed ......................   (146,308) (1,672,646)       (66,938)    (812,068)       (66,631)    (750,365)
                                        ------------------------------------------------------------------------------
Net increase ..........................    434,649 $ 4,974,082        406,200  $ 4,923,829        480,376  $ 5,400,049
                                        ==============================================================================
Year ended February 28, 1998
 Shares sold ..........................    944,093$ 10,786,657        465,522  $ 5,579,219        471,457  $ 5,230,031
 Shares issued in reinvestment
 of distributions .....................     29,661     338,868         26,102      313,854         15,933      176,704
 Shares redeemed ......................   (196,079) (2,245,036)       (76,937)    (921,539)       (99,234)  (1,104,261)
                                        ------------------------------------------------------------------------------
Net increase ..........................    777,675 $ 8,880,489        414,687  $ 4,971,534        388,156  $ 4,302,474
                                        ==============================================================================

                                            Franklin Indiana            Franklin Michigan          Franklin New Jersey
                                          Tax-Free Income Fund        Tax-Free Income Fund        Tax-Free Income Fund
                                        ------------------------------------------------------------------------------
Class I Shares:                            Shares      Amount          Shares     Amount          Shares      Amount
                                        ------------------------------------------------------------------------------
Six months ended August 31, 1998
 Shares sold ..........................   439,093   $5,283,955        445,720   $4,914,799      5,008,988 $ 59,599,815
 Shares issued in reinvestment
 of distributions .....................    70,703      850,263         17,709      195,091        735,920    8,758,760
 Shares redeemed ......................  (265,802)  (3,195,141)      (135,370)  (1,488,476)    (3,648,382) (43,393,821)
                                        ------------------------------------------------------------------------------
Net increase ..........................   243,994   $2,939,077        328,059   $3,621,414      2,096,526 $ 24,964,754
                                        ==============================================================================
Year ended February 28, 1998
 Shares sold ..........................   579,644   $6,873,674        551,576   $5,829,785      8,712,865 $102,237,548
 Shares issued in reinvestment
 of distributions .....................   134,539    1,599,765         23,331      248,616      1,409,016   16,532,393
 Shares redeemed ......................  (531,972)  (6,314,816)      (106,557)  (1,140,128)    (6,187,043) (72,606,096)
                                        ------------------------------------------------------------------------------
Net increase ..........................   182,211   $2,158,623        468,350   $4,938,273      3,934,838 $ 46,163,845
                                        ==============================================================================
Class II Shares:

Six months ended August 31, 1998
 Shares sold .................................................................................. 1,023,921 $ 12,240,706
 Shares issued in reinvestment of distributions ...............................................    41,154      492,107
 Shares redeemed ..............................................................................  (231,765)  (2,770,727)
                                                                                               -----------------------
Net increase ..................................................................................   833,310  $ 9,962,086
                                                                                               =======================
Year ended February 28, 1998
 Shares sold .................................................................................. 1,400,159 $ 16,481,996
 Shares issued in reinvestment of distributions ...............................................    58,051      685,807
 Shares redeemed ..............................................................................  (232,294)  (2,746,345)
                                                                                               -----------------------
Net increase .................................................................................. 1,225,916  $14,421,458
                                                                                               =======================

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                             Franklin Oregon          Franklin Pennsylvania       Franklin Puerto Rico
                                          Tax-Free Income Fund        Tax-Free Income Fund        Tax-Free Income Fund
                                        ------------------------------------------------------------------------------
Class I Shares:                            Shares      Amount          Shares     Amount          Shares      Amount
                                        ------------------------------------------------------------------------------
Six months ended August 31, 1998
 Shares sold .......................... 3,793,485  $44,788,853      5,312,821  $55,887,341        987,710  $11,706,740
 Shares issued in reinvestment
 of distributions .....................   539,357    6,367,145        827,576    8,706,011        226,997    2,691,248
 Shares redeemed ......................(1,794,766) (21,186,866)    (3,749,317) (39,423,082)    (1,028,498) (12,189,598)
                                        ------------------------------------------------------------------------------
Net increase .......................... 2,538,076  $29,969,132      2,391,080  $25,170,270        186,209  $ 2,208,390
                                        ==============================================================================
Year ended February 28, 1998
 Shares sold .......................... 5,268,610  $61,496,989      9,004,492  $94,158,052      2,415,410  $28,143,369
 Shares issued in reinvestment
of distributions ...................... 1,035,752   12,096,370      2,121,558   22,217,555        447,385    5,214,315
 Shares redeemed ......................(3,535,934) (41,221,779)    (6,956,391) (72,666,844)    (1,854,307) (21,549,667)
                                        ------------------------------------------------------------------------------
Net increase .......................... 2,768,428  $32,371,580      4,169,659  $43,708,763      1,008,488  $11,808,017
                                        ==============================================================================
Class II Shares:
Six months ended August 31, 1998
 Shares sold ..........................   864,040  $10,255,497        855,638  $ 9,041,109        196,664  $ 2,333,028
 Shares issued in reinvestment
 of distributions .....................    29,894      355,068         40,599      429,006          5,309       63,017
 Shares redeemed ......................   (92,854)  (1,102,790)      (215,701)  (2,277,029)       (41,666)    (494,728)
                                        ------------------------------------------------------------------------------
Net increase ..........................   801,080  $ 9,507,775        680,536  $ 7,193,086        160,307  $ 1,901,317
                                        ==============================================================================
Year ended February 28, 1998
 Shares sold ..........................   784,427  $ 9,219,159      1,410,008  $14,834,384        194,122  $ 2,272,453
 Shares issued in reinvestment
 of distributions .....................    31,773      373,918         73,526      774,170          5,468       63,947
 Shares redeemed ......................   (90,512)  (1,059,537)      (186,019)  (1,960,739)       (40,740)    (478,026)
                                        ------------------------------------------------------------------------------
Net increase ..........................   725,688  $ 8,533,540      1,297,515 $ 13,647,815        158,850  $ 1,858,374
                                        ==============================================================================

                                                                            Franklin
                                                                    Federal Intermediate-Term      Franklin High Yield
                                                                      Tax-Free Income Fund        Tax-Free Income Fund
                                                                    --------------------------------------------------
Class I Shares:                                                        Shares     Amount          Shares      Amount
                                                                    --------------------------------------------------
Six months ended August 31, 1998
 Shares sold ...................................................... 4,502,752  $50,541,913     58,586,148$ 681,717,144
 Shares issued in reinvestment of distributions ...................   195,082    2,189,372      5,967,427   69,439,594
 Shares redeemed ..................................................(2,575,062) (28,887,068)   (58,202,061)(678,055,680)
                                                                    --------------------------------------------------
Net increase ...................................................... 2,122,772  $23,844,217      6,351,514 $ 73,101,058
                                                                    ==================================================
Year ended February 28, 1998
 Shares sold ...................................................... 7,621,870  $84,314,187    131,051,149$1,501,048,680
 Shares issued in reinvestment of distributions ...................   314,345    3,475,067     10,564,487  120,432,053
 Shares redeemed ..................................................(5,106,923) (56,383,107)   (52,168,755)(593,112,025)
                                                                    --------------------------------------------------
Net increase ...................................................... 2,829,292  $31,406,147     89,446,881$1,028,368,708
                                                                    ==================================================
Class II Shares:
Six months ended August 31, 1998
 Shares sold ................................................................................  13,834,045$ 161,952,657
 Shares issued in reinvestment of distributions .............................................     616,586    7,221,287
 Shares redeemed ............................................................................  (2,606,467) (30,513,676)
                                                                                             -------------------------
Net increase ................................................................................  11,844,164$ 138,660,268
                                                                                             =========================
Year ended February 28, 1998
 Shares sold ................................................................................  20,703,147$ 237,559,146
 Shares issued in reinvestment of distributions .............................................     787,176    9,048,976
 Shares redeemed ............................................................................  (2,737,903) (31,414,726)
                                                                                             -------------------------
Net increase ................................................................................  18,752,420$ 215,193,396
                                                                                             =========================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin Investment Advisory Services, Inc. (Investment Advisory), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment managers, principal underwriter, administrative manager and transfer agent, respectively.

The Franklin Connecticut Tax-Free Income Fund and the remaining funds pay an investment management fee to Investment Advisory and Advisers, respectively, based on the average net assets of the Funds as follows:

       Annualized
        Fee Rate   Month-End Net Assets
       ----------------------------------------------------------------
         .625%     First $100 million
         .500%     Over $100 million, up to and including $250 million
         .450%     In excess of $250 million

Under agreements with Investment Advisory and Advisers, FT Services provides administrative services to the Funds. The fee is paid by Investment Advisory and Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Franklin Michigan Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund, as noted in the Statements of Operations.

The Funds reimburse Distributors up to .10% and .65% per year of their average daily net asset of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:



                                                    Franklin    Franklin   Franklin    Franklin    Franklin    Franklin
                                                     Arizona    Colorado  Connecticut   Indiana    Michigan   New Jersey
                                                    Tax-Free    Tax-Free   Tax-Free    Tax-Free    Tax-Free    Tax-Free
                                                   Income Fund Income FundIncome Fund Income Fund Income Fund Income Fund
                                                   ----------------------------------------------------------------------
Net commissions received (paid)                     $(56,353)   $(76,818)  $(55,879)    $(2,464)     $7,980   $(125,120)
Contingent deferred sales charges                    $ 6,012     $ 3,325    $ 3,078         $--        $ --    $ 10,460

                                                                Franklin   Franklin    Franklin  Franklin Federal Franklin
                                                                 Oregon  Pennsylvania Puerto Rico Intermediate-  High Yield
                                                                Tax-Free   Tax-Free    Tax-Free   Term Tax-Free   Tax-Free
                                                               Income FundIncome Fund Income Fund  Income Fund   Income Fund
                                                               -------------------------------------------------------------
Net commissions received (paid)                                $(105,632)  $(71,940)    $(7,791)  $(153,289)  $ (2,040,813)
Contingent deferred sales charges                                $ 5,850    $ 7,683      $3,177         $--      $ 110,479

The Funds paid transfer agent fees of $1,793,350, of which $1,675,419 was paid to Investor Services.


4. INCOME TAXES

At February 28, 1998, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                Franklin    Franklin    Franklin  Franklin Federal Franklin
                                                               Connecticut New Jersey    Oregon   Intermediate-   High Yield
                                                                Tax-Free    Tax-Free    Tax-Free   Term Tax-Free   Tax-Free
                                                               Income Fund Income Fund Income Fund Income Fund   Income Fund
                                                               -------------------------------------------------------------
Capital loss carryovers expiring in: 2003                     $3,794,309   $395,880  $1,713,887         $--     $ 9,157,432
                                     2004                         46,957         --          --   1,066,621              --
                                     2005                        322,502         --      67,453      99,478       1,567,803
                                     2006                             --         --          --      95,778              --
                                                               -------------------------------------------------------------
                                                              $4,163,768   $395,880  $1,781,340  $1,261,877     $10,725,235
                                                               =============================================================

4. INCOME TAXES (cont.)

At February 28, 1998, the Franklin Pennsylvania Tax-Free Income Fund has deferred capital losses occurring subsequent to October 31, 1997 of $10,210. For tax purposes, such losses will be reflected in the year ending February 28, 1999.

Net investment income differs for financial statement and tax purposes primarily due to differences between book and tax recognition of dividend distributions.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At August 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                                                           Franklin   Franklin      Franklin     Franklin
                                                                            Arizona   Colorado     Connecticut    Indiana
                                                                           Tax-Free   Tax-Free      Tax-Free     Tax-Free
                                                                          Income Fund Income Fund  Income Fund  Income Fund
                                                                       ----------------------------------------------------
Investments at cost                                                    $804,548,871  $274,247,583  $216,020,233 $54,216,942
                                                                       ====================================================
Unrealized appreciation                                                $ 56,676,765$   20,047,813  $ 16,035,993 $ 4,035,452
Unrealized depreciation                                                     (46,603)         --          --          --
                                                                       ----------------------------------------------------
Net unrealized appreciation                                            $ 56,630,162$   20,047,813  $ 16,035,993 $ 4,035,452
                                                                       ====================================================

                                                                           Franklin    Franklin    Franklin     Franklin
                                                                           Michigan   New Jersey    Oregon    Pennsylvania
                                                                           Tax-Free    Tax-Free    Tax-Free     Tax-Free
                                                                          Income Fund Income Fund Income Fund  Income Fund
                                                                       ----------------------------------------------------
Investments at cost                                                     $12,536,354  $645,768,092 $456,538,762 $706,142,338
                                                                       ====================================================
Unrealized appreciation                                                   $ 675,486  $ 48,867,883 $ 29,962,313 $ 50,392,342
Unrealized depreciation                                                          --        (4,453)         --          --
                                                                       ----------------------------------------------------
Net unrealized appreciation                                               $ 675,486  $ 48,863,430 $ 29,962,313 $ 50,392,342
                                                                       ====================================================

                                                                                                   Franklin
                                                                                     Franklin       Federal      Franklin
                                                                                    Puerto Rico  Intermediate-  High Yield
                                                                                     Tax-Free    Term Tax-Free   Tax-Free
                                                                                    Income Fund  Income Fund    Income Fund
                                                                                --------------------------------------------
Investments at cost                                                               $200,372,998  $156,318,851  $5,861,454,840
                                                                                ============================================
Unrealized appreciation                                                           $ 16,004,379   $ 7,792,498   $ 472,071,456
Unrealized depreciation                                                                     --      (328,743)    (24,955,149)
                                                                                --------------------------------------------
Net unrealized appreciation                                                       $ 16,004,379   $ 7,463,755   $ 447,116,307
                                                                                ============================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 1998 were as follows:

                                                    Franklin    Franklin    Franklin    Franklin    Franklin    Franklin
                                                     Arizona    Colorado   Connecticut   Indiana    Michigan   New Jersey
                                                    Tax-Free    Tax-Free    Tax-Free    Tax-Free    Tax-Free    Tax-Free
                                                   Income Fund Income Fund Income Fund Income Fund Income Fund Income Fund
                                                  ------------------------------------------------------------------------
Purchases                                         $104,758,680 $41,276,063 $29,760,350 $10,365,698  $4,816,365 $54,481,972
Sales                                             $ 68,214,540 $24,136,662 $11,589,483 $ 7,161,672  $1,254,384 $27,124,657

5. INVESTMENT TRANSACTIONS (cont.)

                                                                                                    Franklin
                                                               Franklin    Franklin    Franklin     Federal      Franklin
                                                                Oregon   Pennsylvania Puerto Rico Intermediate- High Yield
                                                               Tax-Free    Tax-Free   Tax-Free    Term Tax-Free  Tax-Free
                                                              Income Fund Income Fund Income Fund  Income Fund  Income Fund
                                                             --------------------------------------------------------------
Purchases                                                    $59,641,637 $60,908,482 $42,494,007$30,009,018$1,054,262,039
Sales                                                        $30,498,913 $49,647,633 $36,692,324$17,913,140$ 904,646,809

6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Yield Tax-Free Income Fund has 36.1% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At August 31, 1998, the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund held defaulted securities with a value aggregating $1,092,000 and $21,060,000 representing .66% and .33%, respectively, of the funds' net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

The Funds have investments in excess of 10% of their total net assets in their respective states or U.S. territories and possessions except the Franklin Intermediate-Term Tax-free Income Fund and the Franklin High Yield Tax-Free Income Fund which have investments in excess of 10% of their total net assets in the states of California, Florida, or New York. Such concentration may subject the Funds more significantly to economic changes occurring within those states.


Franklin Tax-Free Trust (3)
Semiannual Report
August 31, 1998.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the credit quality breakdown of the Franklin Arizona Tax-Free Income Fund based on total long-term investments as of 8/31/98.

AAA                         50.4%
AA                          18.8%
A                           10.3%
BBB                         20.5%

GRAPHIC MATERIAL (2)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 8/31/98 for the Franklin Arizona Tax-Free Income Fund.

Utilities                      34.1%
Hospitals                      13.9%
Education                      11.1%
Prerefunded                    10.4%
Housing                         6.7%
Industrial                      6.4%
Transportation                  5.2%
Other Revenue                   4.4%
General Obligation              3.7%
Certificates of Participation   2.8%
Miscellaneous                   0.8%
Sales Tax                       0.5%

GRAPHIC MATERIAL (3)

This chart shows in bar format the comparison between Franklin Arizona Tax-Free Income Fund's Class I distribution rate of 4.82% and the taxable equivalent rate of 8.42% on 8/31/98.

GRAPHIC MATERIAL (4)

This chart shows the dividend distributions for Franklin Arizona Tax-Free Income Fund's Class I from 3/1/98 to 8/31/98.

March                        5.0 cents
April                        5.0 cents
May                          5.0 cents
June                         5.0 cents
July                         5.0 cents
August                       5.0 cents
Total                       30.0 cents


GRAPHIC MATERIAL (5)

This chart shows in bar format the comparison between Franklin Arizona Tax-Free Income Fund's Class II distribution rate of 4.40% and the taxable equivalent rate of 7.68% on 8/31/98.

GRAPHIC MATERIAL (6)

This chart shows the dividend distributions for Franklin Arizona Tax-Free Income Fund's Class II from 3/1/98 to 8/31/98.

March                        4.44 cents
April                        4.47 cents
May                          4.47 cents
June                         4.47 cents
July                         4.46 cents
August                       4.46 cents
Total                       26.77 cents


GRAPHIC MATERIAL (7)

This chart shows in pie format the credit quality breakdown of the Franklin Colorado Tax-Free Income Fund based on total long-term investments as of 8/31/98.

AAA                         60.3%
AA                          11.2%
A                           12.9%
BBB                         15.6%

GRAPHIC MATERIAL (8)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 8/31/98 for the Franklin Colorado Tax-Free Income Fund.

Hospitals                17.6%
Transportation           12.8%
Housing                  12.6%
Utilities                10.9%
Education                 9.9%
Prerefunde                9.2%
Health Care               6.5%
Certificates of
Participation             6.3%
General Obligation        4.1%
Sales Tax                 4.1%
Industrial                3.4%
Other Revenue             2.2%
Tax Allocation            0.4%

GRAPHIC MATERIAL (9)

This chart shows in bar format the comparison between Franklin Colorado Tax-Free Income Fund's Class I distribution rate of 4.73% and the taxable equivalent rate of 8.24% on 8/31/98.

GRAPHIC MATERIAL (10)

This chart shows the dividend distributions for Franklin Colorado Tax-Free Income Fund's Class I from 3/1/98 to 8/31/98.

March                5.2 cents
April                5.2 cents
May                  5.2 cents
June                 5.0 cents
July                 5.0 cents
August               5.0 cents
Total               30.6 cents

GRAPHIC MATERIAL (11)

This chart shows in bar format the comparison between Franklin Colorado Tax-Free Income Fund's Class II distribution rate of 4.31% and the taxable equivalent rate of 7.51% on 8/31/98.

GRAPHIC MATERIAL (12)

This chart shows the dividend distributions for Franklin Colorado Tax-Free Income Fund's Class II from 3/1/98 to 8/31/98.

March               4.61 cents
April               4.64 cents
May                 4.64 cents
June                4.44 cents
July                4.42 cents
August              4.42 cents
Total              27.17 cents


GRAPHIC MATERIAL (13)

This chart shows in pie format the credit quality breakdown of the Franklin Connecticut Tax-Free Income Fund based on total long-term investments as of 8/31/98.

AAA                         28.3%
AA                          20.2%
A                           17.5%
BBB                         34.0%

GRAPHIC MATERIAL (14)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 8/31/98 for the Franklin Connecticut Tax-Free Income Fund.

Hospitals                24.6%
Prerefunded              22.9%
Housing                  18.0%
Utilities                13.9%
Education                 8.0%
General Obligation        4.7%
Health Care               4.0%
Other Revenue             2.2%
Industrial                1.0%
Transportation            0.7%

GRAPHIC MATERIAL (15)

This chart shows in bar format the comparison between Franklin Connecticut Tax-Free Income Fund's Class I distribution rate of 4.88% and the taxable equivalent rate of 8.46% on 8/31/98.

GRAPHIC MATERIAL (16)

This chart shows the dividend distributions for Franklin Connecticut Tax-Free Income Fund's Class I from 3/1/98 to 8/31/98.

March                4.9 cents
April                4.9 cents
May                  4.9 cents
June                 4.8 cents
July                 4.8 cents
August               4.8 cents
Total               29.1 cents


GRAPHIC MATERIAL (17)

This chart shows in bar format the comparison between Franklin Connecticut Tax-Free Income Fund's Class II distribution rate of 4.51% and the taxable equivalent rate of 7.82% on 8/31/98.

GRAPHIC MATERIAL (18)

This chart shows the dividend distributions for Franklin Connecticut Tax-Free Income Fund's Class II from 3/1/98 to 8/31/98.

March               4.37 cents
April               4.38 cents
May                 4.38 cents
June                4.28 cents
July                4.30 cents
August              4.30 cents
Total              26.01 cents

GRAPHIC MATERIAL (19)

This chart shows in pie format the credit quality breakdown of the Franklin Federal Intermediate-Term Tax-Free Income Fund based on total long-term investments as of 8/31/98.

AAA                      12.6%
AA                       11.5%
A                        17.5%
BBB                      55.9%
Below Investment Grade    2.5%

GRAPHIC MATERIAL (20)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 8/31/98 for the Franklin Federal
Intermediate-Term Tax-Free Income Fund.

Utilities                      19.5%
Hospitals                      13.0%
Industrial                      9.7%
Transportation                  8.9%
Special Assessment Bonds        8.0%
General Obligation              7.9%
Housing                         7.6%
Health Care                     6.3%
Certificates of Participation   5.0%
Other Revenue                   5.0%
Education                       4.9%
Marks-Roos Bonds                2.0%
Tax Allocation Bonds            1.4%
Prerefunded                     0.8%

GRAPHIC MATERIAL (21)

This chart shows in bar format the comparison between Franklin Federal Intermediate-Term Tax-Free Income Fund's distribution rate of 4.56% and the taxable equivalent rate of 7.55% on 8/31/98.

GRAPHIC MATERIAL (22)

This chart shows the dividend distributions for Franklin Federal
Intermediate-Term Tax-Free Income Fund from 3/1/98 to 8/31/98.

March                4.4 cents
April                4.4 cents
May                  4.4 cents
June                 4.4 cents
July                 4.4 cents
August               4.4 cents
Total               26.4 cents


GRAPHIC MATERIAL (23)

This chart shows in pie format the credit quality breakdown of the Franklin Federal High Yield Tax-Free Income Fund based on total long-term investments as of 8/31/98.

AAA                          25.8%
AA                            3.7%
A                            10.9%
BBB                          23.5%
Below Investment Grade       36.1%

GRAPHIC MATERIAL (24)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 8/31/98 for the Franklin Federal High Yield Tax-Free Income Fund.

Utilities                29.7%
Prerefunded              12.4%
Hospitals                 9.6%
Transportation            8.6%
General Obligation        8.4%
Industrial                7.6%
Special Assessment        7.1%
Health Care               4.8%
Housing                   4.1%
Other Revenue             3.4%
Education                 1.3%
Mello-Roos                1.3%
Cert. of Participation    1.3%
Tax Allocation            0.3%
Marks-Roos                0.1%

GRAPHIC MATERIAL (25)

This chart shows in bar format the comparison between Franklin Federal High Yield Tax-Free Income Fund's Class I distribution rate of 5.30% and the taxable equivalent rate of 8.77% on 8/31/98.

GRAPHIC MATERIAL (26)

This chart shows the dividend distributions for Franklin Federal High Yield Tax-Free Income Fund's Class I from 3/1/98 to 8/31/98.

March                5.6 cents
April                5.6 cents
May                  5.6 cents
June                 5.5 cents
July                 5.5 cents
August               5.5 cents
Total               33.3 cents


GRAPHIC MATERIAL (27)

This chart shows in bar format the comparison between Franklin Federal High Yield Tax-Free Income Fund's Class II distribution rate of 4.89% and the taxable equivalent rate of 8.10% on 8/31/98.

GRAPHIC MATERIAL (28)

This chart shows the dividend distributions for Franklin Federal High Yield Tax-Free Income Fund's Class II from 3/1/98 to 8/31/98.

March               5.04 cents
April               5.04 cents
May                 5.04 cents
June                4.94 cents
July                4.95 cents
August              4.95 cents
Total              29.96 cents

GRAPHIC MATERIAL (29)

This chart shows in pie format the credit quality breakdown of the Franklin Indiana Tax-Free Income Fund based on total long-term investments as of 8/31/98.

AAA                         41.9%
AA                           8.5%
A                           24.7%
BBB                         24.6%
Below Investment Grade       0.3%

GRAPHIC MATERIAL (30)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 8/31/98 for the Franklin Indiana Tax-Free Income Fund.

Education                      23.3%
General Obligation             16.3%
Hospitals                      15.5%
Industrial                     12.4%
Prerefunded                     6.9%
Housing                         6.5%
Certificates of Participation   4.8%
Utilities                       4.5%
Sales Tax                       3.9%
Health Care                     3.0%
Transportation                  2.8%
Tax Assessment Bonds            0.1%


GRAPHIC MATERIAL (31)

This chart shows in bar format the comparison between Franklin Indiana Tax-Free Income Fund's distribution rate of 4.93% and the taxable equivalent rate of 8.54% on 8/31/98.

GRAPHIC MATERIAL (32)

This chart shows the dividend distributions for Franklin Indiana Tax-Free Income Fund from 3/1/98 to 8/31/98.

March                5.3 cents
April                5.3 cents
May                  5.3 cents
June                 5.3 cents
July                 5.3 cents
August               5.3 cents
Total               31.8 cents


GRAPHIC MATERIAL (33)

This chart shows in pie format the credit quality breakdown of the Franklin Michigan Tax-Free Income Fund based on total long-term investments as of 8/31/98.

AAA                         51.6%
AA                          17.2%
A                            6.4%
BBB                         24.8%

GRAPHIC MATERIAL (34)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 8/31/98 for the Franklin Michigan Tax-Free Income Fund.

Hospitals                    27.0%
Education                    19.3%
Utilities                     8.5%
Prerefunded                   8.0%
ROD                           8.0%
Industrial                    7.8%
Housing                       7.7%
General Obligation            6.3%
Certificates of
Participation                 4.0%
Other Revenue Bonds           2.6%
Tax Allocation                0.8%

GRAPHIC MATERIAL (35)

This chart shows in bar format the comparison between Franklin Michigan Tax-Free Income Fund's distribution rate of 4.96% and the taxable equivalent rate of 8.59% on 8/31/98.

GRAPHIC MATERIAL (36)

This chart shows the dividend distributions for Franklin Michigan Tax-Free Income Fund from 3/1/98 to 8/31/98.

March                4.8 cents
April                4.8 cents
May                  4.8 cents
June                 4.8 cents
July                 4.8 cents
August               4.8 cents
Total               28.8 cents


GRAPHIC MATERIAL (37)

This chart shows in pie format the credit quality breakdown of the Franklin New Jersey Tax-Free Income Fund based on total long-term investments as of 8/31/98.

AAA                         70.6%
AA                           7.0%
A                            7.3%
BBB                         13.8%
Below Investment Grade       1.3%

GRAPHIC MATERIAL (38)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 8/31/98 for the Franklin New Jersey Tax-Free Income Fund.

Utilities                    17.0%
Hospitals                    16.3%
Transportation               13.4%
Education                    13.2%
Housing                      10.8%
Prerefunded                  11.1%
Other Revenue                 6.4%
Health Care                   3.2%
General Obligation            3.7%
Certificates of
Participation                 3.4%
Industrial                    1.5%

GRAPHIC MATERIAL (39)

This chart shows in bar format the comparison between Franklin New Jersey Tax-Free Income Fund's Class I distribution rate of 4.88% and the taxable equivalent rate of 8.63% on 8/31/98.

GRAPHIC MATERIAL (40)

This chart shows the dividend distributions for Franklin New Jersey Tax-Free Income Fund's Class I from 3/1/98 to 8/31/98.

March                5.2 cents
April                5.2 cents
May                  5.2 cents
June                 5.2 cents
July                 5.2 cents
August               5.2 cents
Total               31.2 cents


GRAPHIC MATERIAL (41)

This chart shows in bar format the comparison between Franklin New Jersey Tax-Free Income Fund's Class II distribution rate of 4.47% and the taxable equivalent rate of 7.90% on 8/31/98.

GRAPHIC MATERIAL (42)

This chart shows the dividend distributions for Franklin New Jersey Tax-Free Income Fund's Class II from 3/1/98 to 8/31/98.

March               4.62 cents
April               4.64 cents
May                 4.64 cents
June                4.64 cents
July                4.64 cents
August              4.64 cents
Total              27.82 cents


GRAPHIC MATERIAL (43)

This chart shows in pie format the credit quality breakdown of the Franklin Oregon Tax-Free Income Fund based on total long-term investments as of 8/31/98.

AAA                         43.3%
AA                          23.3%
A                           17.9%
BBB                         15.5%

GRAPHIC MATERIAL (44)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 8/31/98 for the Franklin Oregon Tax-Free Income Fund.

Housing                        17.9%
Prerefunded                    17.2%
Hospitals                      17.1%
Utilities                      11.0%
Industrial                      9.6%
Transportation                  8.4%
General Obligation              6.1%
Education                       6.0%
Certificates of Participation   2.7%
Tax Allocation Bonds            1.4%
Other Revenue                   1.2%
Health Care                     1.1%
Special Assessment Bonds        0.2%
Sales Tax Revenue               0.1%

GRAPHIC MATERIAL (45)

This chart shows in bar format the comparison between Franklin Oregon Tax-Free Income Fund's Class I distribution rate of 4.93% and the taxable equivalent rate of 8.97% on 8/31/98.

GRAPHIC MATERIAL (46)

This chart shows the dividend distributions for Franklin Oregon Tax-Free Income Fund's Class I from 3/1/98 to 8/31/98.

March                5.2 cents
April                5.2 cents
May                  5.2 cents
June                 5.2 cents
July                 5.2 cents
August               5.2 cents
Total               31.2 cents


GRAPHIC MATERIAL (47)

This chart shows in bar format the comparison between Franklin Oregon Tax-Free Income Fund's Class II distribution rate of 4.50% and the taxable equivalent rate of 8.19% on 8/31/98.

GRAPHIC MATERIAL (48)

This chart shows the dividend distributions for Franklin Oregon Tax-Free Income Fund's Class II from 3/1/98 to 8/31/98.

March               4.64 cents
April               4.65 cents
May                 4.65 cents
June                4.65 cents
July                4.63 cents
August              4.63 cents
Total              27.85 cents


GRAPHIC MATERIAL (49)

This chart shows in pie format the credit quality breakdown of the Franklin Pennsylvania Tax-Free Income Fund based on total long-term investments as of 8/31/98.

AAA                         59.6%
AA                           9.2%
A                           12.0%
BBB                         19.2%

GRAPHIC MATERIAL (50)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 8/31/98 for the Franklin Pennsylvania Tax-Free Income Fund.

Utilities                    20.8%
Hospitals                    19.0%
Education                    14.3%
Prerefunded                  14.1%
Housing                       9.1%
Health Care                   5.4%
General Obligation            4.7%
Other Revenue                 4.5%
Transportation                4.0%
Industrial                    3.8%
Miscellaneous                 0.3%


GRAPHIC MATERIAL (51)

This chart shows in bar format the comparison between Franklin Pennsylvania Tax-Free Income Fund's Class II distribution rate of 5.00% and the taxable equivalent rate of 8.52% on 8/31/98.

GRAPHIC MATERIAL (52)

This chart shows the dividend distributions for Franklin Pennsylvania Tax-Free Income Fund's Class II from 3/1/98 to 8/31/98.

March                4.7 cents
April                4.7 cents
May                  4.7 cents
June                 4.7 cents
July                 4.7 cents
August               4.7 cents
Total               28.2 cents


GRAPHIC MATERIAL (53)

This chart shows in pie format the credit quality breakdown of the Franklin Puerto Rico Tax-Free Income Fund based on total long-term investments as of 8/31/98.

AAA                         42.7%
AA                           0.9%
A                           11.3%
BBB                         45.1%

GRAPHIC MATERIAL (54)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 8/31/98 for the Franklin Puerto Rico Tax-Free Income Fund.

Prerefunded                  16.6%
Utilities                    16.5%
Transportation               16.4%
Other Revenue                11.0%
Hospitals                    10.9%
Housing                       8.6%
Education                     7.7%
General Obligation            7.4%
Industrial                    4.9%

GRAPHIC MATERIAL (55)

This chart shows in bar format the comparison between Franklin Puerto Rico Tax-Free Income Fund's Class I distribution rate of 4.82% and the taxable equivalent rate of 7.98% on 8/31/98.

GRAPHIC MATERIAL (56)

This chart shows the dividend distributions for Franklin Puerto Rico Tax-Free Income Fund's Class I from 3/1/98 to 8/31/98.

March                5.1 cents
April                5.1 cents
May                  5.1 cents
June                 5.1 cents
July                 5.1 cents
August               5.1 cents
Total               30.6 cents


GRAPHIC MATERIAL (57)

This chart shows in bar format the comparison between Franklin Puerto Rico Tax-Free Income Fund's Class II distribution rate of 4.41% and the taxable equivalent rate of 7.30% on 8/31/98.

GRAPHIC MATERIAL (58)

This chart shows the dividend distributions for Franklin Puerto Rico Tax-Free Income Fund's Class II from 3/1/98 to 8/31/98.

March               4.52 cents
April               4.55 cents
May                 4.55 cents
June                4.55 cents
July                4.54 cents
August              4.54 cents
Total              27.25 cents

GRAPHIC MATERIAL (59)

This chart shows in bar format the comparison between Franklin Pennsylvania Tax-Free Income Fund Class II distribution rate of 4.58% and the taxable equivalent rate of 7.80% on 8/31/98.

GRAPHIC MATERIAL (60)

This chart shows the dividend distributions for Franklin Pennsylvania Tax-Free Income Fund's Class II from 3/1/98 to 8/31/98.

March               4.18 cents
April               4.21 cents
May                 4.21 cents
June                4.21 cents
July                4.20 cents
August              4.20 cents
Total              25.21 cents